                                                  -----------------------------
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                                                  hours per response.......19.3
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6352
                                   --------------------------------------------

                             ING Series Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

      7337 E. Doubletree Ranch Rd., Scottsdale, AZ               85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD  21202
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-992-0180
                                                   ----------------------------

Date of fiscal year end:  May 31
                        --------------------------
Date of reporting period: May 31, 2004
                         -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

                                                           ANNUAL REPORT

[PHOTO OF ABACUS]

       ANNUAL REPORT
       May 31, 2004
       CLASSES A AND B
                                                 ING Classic Principal
                                                 Protection Fund I
                                                 ING Classic Principal
                                                 Protection Fund II
                                                 ING Classic Principal
                                                 Protection Fund III
                                                 ING Classic Principal
                                                 Protection Fund IV
                                                 ING Index Plus Protection Fund

                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    3
Portfolio Managers' Report..................................    6
Investment Strategy and Principal Risks.....................   13
Report of Independent Registered Public Accounting Firm.....   16
Statements of Assets and Liabilities........................   17
Statements of Operations....................................   18
Statements of Changes in Net Assets.........................   19
Financial Highlights........................................   21
Notes to Financial Statements...............................   26
Portfolios of Investments...................................   34
Tax Information.............................................   59
Director and Officer Information............................   60

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

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(Photo of James M. Hennessy)

  JAMES M. HENNESSY

Dear Shareholder:

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

(-s- James M. Hennessy)
James M. Hennessy
President
ING Funds
June 9, 2004

                                        1
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                                        2

                                   MARKET PERSPECTIVE:   YEAR ENDED MAY 31, 2004
--------------------------------------------------------------------------------

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of economic recovery in a comparatively peaceful world.

GLOBAL EQUITIES secured the first positive returns in three years in 2003 with a strong last month; however, by the end of May 2004 markets had added little more. For the whole six months, global stocks returned 7.7% based on the Morgan Stanley Capital International ("MSCI") World Index(1). Of this, only about 0.85% was due to currency movements.

Among CURRENCIES, the dollar occupied the financial spotlight for much of the period. Impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro reached its all time record value against the dollar of just under $1.30 in mid February, but then slipped back as interest rate differentials started moving in the greenback's favor. For the six months ended May 31, 2004, the euro appreciated just 2.0% against the dollar. The Japanese yen ("Y") actually fell by 1.0% against the dollar, and it was a bumpier path. The difference was the Bank of Japan, which aggressively spent billions in an attempt not just to arrest the yen's ascent, but also to drive it lower. The yen soared to a four-year high of less than Y104 at one point before retreating for the same reasons as the euro, causing the Bank abruptly to stop its intervention. It had bought around $144 billion in the first quarter, not far short of the astonishing $180 billion total for 2003.

FIXED INCOME MARKET

Among U.S. FIXED INCOME classes, the six months were somewhat kinder to investment grade bonds than earlier months had been, as the apparent absence of any inflationary pressures led to the belief that until they appeared, the Federal Reserve would not raise interest rates. But by the end of May, inflationary signals appeared to be commonplace and all fixed income classes were suffering. For the six months ended May 31, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned 0.60%, less than the average coupon. Within this, the Lehman Brothers Corporate Index(3) returned 0.43% for the period and the Lehman Brothers Treasury Bond Index(4) returned 0.28%. As in the first six months, High Yield Bonds were more profitable, but to nothing like the same degree: the Lehman Brothers U.S. Corporate High Yield Bond Index(5) rose 2.19%.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market returned 6.8% in the six months ended May 31, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a Price to Earnings ("P/E") level of just over 17 times 2004 earnings. Valuation levels after the tremendous rally since March 2003 were a continual cause for concern. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand appeared to come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy even with very tame inflation. Corporate profits had improved and balance sheets have been repaired, without question, but this in large measure had been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below 400,000. This restrained employment costs because the number of employees had been kept down and along with it their wage bargaining power. Many commentators argued that all of these bullish forces were unsustainable. The new year was rung in with manufacturing and service industry activity as well as factory orders rising to multi-year high levels in February, mostly held onto in March. Fourth quarter 2003 GDP growth was finalized at a strong 4.1%, confirming much improved corporate profits and investment. Productivity for all of 2003 was robust at 4.4%. And therein lay the concern that would not go away: the recovery had still carried a distinctly jobless look about it. In all, only 134,000 new jobs had been reported in the first quarter 2004, less than the monthly amount needed to cover the natural increase in the workforce alone. March ended with consumer confidence slipping and all eyes on the next employment report two days later. It arrived with a bang as 308,000 jobs were reported as having been created in March, with the numbers for earlier months revised up. Initially stock prices rose. At last the final piece in the recovery puzzle, jobs growth, was being put in place. But as the month wore on, a new source of unease emerged as

MARKET PERSPECTIVE:   YEAR ENDED MAY 31, 2004
--------------------------------------------------------------------------------

signs of inflation were seen within successive economic reports. The first quarter 2004 GDP report indicated not only a healthy 4.2% annual rate of growth, but also an underlying core inflation rate of 2.0%. At this level, the real Federal Funds rate was minus 1.0%, surely not sustainable for long. The mounting evidence of inflation had already started to weigh on markets and although the S&P 500 entered the last week of April in positive territory for the month, losses on the last three trading days wiped out those and almost all of 2004's gains at the same time. The days of tiny short interest rates that had done so much to fuel the rally were numbered. Another very strong employment report on the first Friday in May 2004 set the tone for the month. As in April, one positive economic report after another continued to show that inflation was on the rise, albeit to levels that were still not problematic. However with the Federal Funds rate at just 1.0%, real interest rates were becoming ever more negative, while the economy was growing at well over 4.0%. This was an increasingly unstable situation. Sharply rising oil prices reached a multi-year high in May and added to inflationary concerns. It was no surprise when Federal Open Market Committee (FOMC) Chairman Greenspan said, "accommodation can be removed at a pace that is likely to be measured". However, many also believed that policy was now "behind the curve", i.e. not moving as fast as economic trends required. Commentators reflected how rising interest rates were not necessarily bad for stocks; it was waiting for the process to start that depressed markets. By the end of May, futures markets were suggesting there was barely a month left to wait.

INTERNATIONAL MARKETS

In international markets, JAPAN rose 12.5% in dollars during the six months ended May 31, 2004, according to the MSCI Japan Index(7). In the final weeks of 2003, commentators had described a recovering economy led by trade and not much else. Prices were still falling; the national core price index has been in broad decline since April 1998. But as 2004 progressed it seemed that, at last, there were signs that Japanese business and the economy were coming out of decade long stagnation. GDP growth for the fourth quarter 2003 was reported at a remarkable 1.6% over the previous quarter, the best in 13 years. This was followed by 1.4% for the first quarter 2004. Importantly, this was mostly due to domestic business investment and consumer spending rather than foreign demand. But while the contribution of household spending was healthy, it was well recognized that exports were likely the source and their beneficial effect was spilling over into the rest of the economy. So when, in May, the Chinese government announced that it would take steps to cool its over heating economy, Japanese stocks fell about 5.0%, since about 32.0% of Japan's exports go to China.

EUROPEAN EX UK markets gained 9.1% in dollars during the six months ended May 31, 2004, according to the MSCI Europe ex UK Index(8). A shallow European business recovery dependent on exports, vulnerable to a strong euro with little domestic demand in sight was the theme throughout. The Eurozone's GDP only grew by 0.4% in 2003 over 2002, with just 1.6% expected for 2004. Indeed, there was increasing concern that the modest expansion had stalled. Consumer confidence, already fragile because of high unemployment, 8.8% since March 2003, was shaken further by a serious terrorist attack in Spain. Policy initiatives are unlikely as most governments already run excessive deficits, while labor and social security reforms meet bitter political resistance. The saving grace of equities in this region might be their cheapness compared to U.S. stocks, with projected earnings growth at least as good. This depends however on the sustainability of the recovery.

The UK market rose 11.0% in dollars, based on the MSCI UK Index(9), but more than half of this may have been due to the strength of the pound as rising interest rates attracted yield hungry inflows. By the end of 2003, as in other regions, UK business and economic prospects had improved. However it was more than just export led, as services, manufacturing and construction were all accelerating, while the unemployment rate fell successively to 4.8%, the lowest in decades. GDP growth in the last quarter of 2003 was confirmed at 0.9% over the previous quarter. If the first quarter GDP growth estimate of 2.6% annualized was slightly disappointing, it should be noted that the UK's European neighbors would be elated at such a figure. In November 2003, the Bank of England became the first of the world's major central banks to raise interest rates. It would do so twice more, to 4.25%, before the end of May 2004. These increases were likely done in order to address persistent concerns about two major imbalances in the

                                   MARKET PERSPECTIVE:   YEAR ENDED MAY 31, 2004
--------------------------------------------------------------------------------

economy: a housing price bubble and over indebted households sitting on top of it. Both of these imbalances leave the UK economy vulnerable to sharp contraction if allowed to go much further, but at the same time they leave the Bank of England with a delicate policy balancing act to execute.
------------------
(1) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The STANDARD & POOR'S (S&P) 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO WWW.INGFUNDS.COM TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CLASSIC PRINCIPAL PROTECTION FUNDS                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

ASSET ALLOCATION: Mary Ann Fernandez, Senior Vice President, Aeltus Investment Management, Inc., ("ING Aeltus")* serves as strategist for the Funds and is responsible for overseeing overall Fund strategy and the allocation of Fund Assets between the Equity and Fixed components.

EQUITY COMPONENT: Hugh T.M. Whelan, Portfolio Manager, ING Aeltus and Douglas K. Cote, Portfolio Manager, ING Aeltus, co-manage the Equity Component.

FIXED COMPONENT: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager, ING Aeltus.

NOTE: The Funds are closed to new deposits.

INVESTMENT OBJECTIVE: During the Guarantee Period, each Classic Principal Protection Fund ("PPF") and the Index Plus Protection Fund ("IPPF") seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period.

At the end of the Guarantee Period, the PPF Funds will liquidate. At the end of the Guarantee Period for IPPF, the guarantee will no longer apply. The Guarantee Periods are:

                                        GUARANTEE       MATURITY
                                         PERIOD           DATE
                                    -----------------   --------
PPF I                               10/07/99-10/06/04   10/06/04
PPF II                              12/21/99-12/20/04   12/20/04
PPF III                             06/01/00-05/31/05   05/31/05
PPF IV                              09/07/00-09/06/05   09/06/05
IPPF                                12/01/00-11/30/05   11/30/05**

------------------
** After this date IPPF goes into the Index Plus Large Cap Period.

Following the five year Guarantee Period, the Index Plus LargeCap Period begins. During this Period, the Fund will seek to outperform the total return performance of the Standard and Poor's ("S&P") 500 Index while maintaining a risk profile consistent with the Index.

PERFORMANCE: Listed below are the Class A share total returns of each Fund excluding sales charges, the S&P 500 Index(1) and the Lehman Brothers Aggregate Bond Index(2) for the year ended May 31, 2004:

PPF I                                                   (0.07)%
PPF II                                                  (0.06)%
PPF III                                                 (0.10)%
PPF IV                                                  (0.77)%
IPPF                                                    (0.72)%
S&P 500 Index                                            18.32%
Lehman Brothers Aggregate Bond Index                    (0.44)%

PORTFOLIO SPECIFICS: Fund performance is driven by a combination of returns on the equity portfolio, the bond portfolio and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds, an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. Each Fund's equity and fixed income allocation is dependent on these factors and the path they take over the Guarantee Period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The use of fixed income reduces the Funds' ability to participate as fully in upward moving equity markets.

Each Fund's fixed income component outperformed the Lehman Brothers Aggregate Bond Index. Over the period, short duration U.S. Treasury, Agency and Credit sectors outperformed similar longer duration sectors. The best performing sectors for the year were Asset-backed and Mortgage-backed securities. The Funds' fixed income component is comprised primarily of short-term U.S. Treasury and U.S. Agency securities.

The Funds' equity component underperformed the S&P 500 Index mainly due to security selection in information technology, consumer discretionary and telecom stocks. That disappointing performance was offset somewhat by the positive impact of good results from our health care and utility holdings. Stocks having the greatest contribution to performance included Intel Corp., General Electric Co. and Pfizer, Inc. The most disappointing performers included Viacom, Inc., Fannie Mae and

PORTFOLIO MANAGERS' REPORT                ING CLASSIC PRINCIPAL PROTECTION FUNDS
--------------------------------------------------------------------------------

Amgen, Inc. Asset allocation detracted modestly from performance.

Presented below is the asset allocation for each Fund as of May 31, 2004 as presented in the accompanying Portfolio of Investments as a percentage of net assets.

                                     FIXED INCOME    EQUITY
                                      COMPONENT     COMPONENT
                                     ------------   ---------
PPF I                                   98.1%         2.3%
PPF II                                  99.4%         0.9%
PPF III                                 96.9%         3.6%
PPF IV                                  99.4%         1.0%
IPPF                                    98.0%         2.5%

MARKET OUTLOOK: Economic momentum continues to be positive. We expect consumer spending to remain within trend based on falling unemployment, which is offsetting the declining impact of tax cuts. However, rising gas prices and projected slowdowns in the housing market could have a dampening effect on consumer sentiment. Industrial demand appears to be strengthening and inventory levels are at historically low levels, ensuring continued production in the near term. Corporate profits and the quality of earnings continue to improve. Core inflation measures appear to be rising, but we do not believe that inflation will become a serious problem in the medium term considering the high level of productivity and excess capacity in the economy. We expect to see the Federal Reserve ("Fed") raise the Fed Funds rate, which is currently at 1% (a 46-year low), to a more normal but still accommodative level. The yield on the five-year Treasury Note rose to 3.81% by May 31, 2004 from 2.30% a year ago. In the near term, market performance could continue to be volatile due to the Fed's indications that interest rates may rise sooner than anticipated in addition to the uncertainty around geopolitical risks. For our Funds, allocation between equities and fixed income are dependent on our quantitative asset allocation model, not on a qualitative evaluation of the bond versus the equity markets.
------------------
(1) The S&P 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

             ING CLASSIC PRINCIPAL PROTECTION FUND I  PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                     ING CLASSIC             ING CLASSIC             S&P 500
                                      PRINCIPAL               PRINCIPAL             INDEX(C)            LEHMAN
                                  PROTECTION FUND I       PROTECTION FUND I         --------           BROTHERS
                                 CLASS A WITH SALES        CLASS A WITHOUT                             AGGREGATE
                                      CHARGE(A)            SALES CHARGE(B)                           BOND INDEX(D)
                                      ---------            ---------------                           -------------
10/7/99                                $10,000                 $10,000               $10,000            $10,000

5/31/00                                  9,710                  10,192                11,174             10,174

5/31/01                                  9,481                   9,952                 9,993             11,509

5/31/02                                  9,694                  10,176                 8,609             12,441

5/31/03                                  9,976                  10,472                 7,916             13,881

5/31/04                                  9,970                  10,465                 9,367             13,820

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                  OCTOBER 7, 1999
                                           ------                  ---------------
Including Sales Charge:
  Class A(1)                               (4.81)%                      (0.07)%
  Class B(2)                               (5.60)%                      (0.17)%
Excluding Sales Charge:
  Class A                                  (0.07)%                       0.98%
  Class B                                  (0.78)%                       0.22%
S&P 500 Index(3)                           18.32%                       (1.39)%(5)
Lehman Brothers Aggregate Bond Index(4)    (0.44)%                       7.18%(5)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Classic Principal Protection Fund I against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception return.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5) Since inception performance for the index is shown from October 1, 1999.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. As with any investment in stocks and bonds, the Fund is subject to market risks.

PORTFOLIO MANAGERS' REPORT              ING CLASSIC PRINCIPAL PROTECTION FUND II
--------------------------------------------------------------------------------

                                  [line graph]

                                        ING CLASSIC             ING CLASSIC            S&P 500
                                         PRINCIPAL               PRINCIPAL             INDEX(C)           LEHMAN
                                    PROTECTION FUND II      PROTECTION FUND II         --------          BROTHERS
                                    CLASS A WITH SALES        CLASS A WITHOUT                            AGGREGATE
                                         CHARGE(A)            SALES CHARGE(B)                          BOND INDEX(D)
                                         ---------            ---------------                          -------------
12/21/99                                  $10,000                 $10,000              $10,000            $10,000

5/31/00                                     9,165                   9,620                9,713             10,187

5/31/01                                     9,146                   9,600                8,666             11,523

5/31/02                                     9,514                   9,986                7,483             12,456

5/31/03                                     9,920                  10,413                6,881             13,898

5/31/04                                     9,915                  10,407                8,142             13,837

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                 DECEMBER 21, 1999
                                           ------                 -----------------
Including Sales Charge:
  Class A(1)                               (4.80)%                      (0.20)%
  Class B(2)                               (5.59)%                      (0.25)%
Excluding Sales Charge:
  Class A                                  (0.06)%                       0.90%
  Class B                                  (0.74)%                       0.16%
S&P 500 Index(3)                           18.32%                       (4.55)%(5)
Lehman Brothers Aggregate Bond Index(4)    (0.44)%                       7.63%(5)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Classic Principal Protection Fund II against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception return.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5) Since inception performance for the index is shown from January 1, 2000.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. As with any investment in stocks and bonds, the Fund is subject to market risks.

ING CLASSIC PRINCIPAL PROTECTION FUND III             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                  [line graph]

                                          ING CLASSIC             ING CLASSIC           S&P 500
                                           PRINCIPAL               PRINCIPAL           INDEX(C)          LEHMAN
                                      PROTECTION FUND III     PROTECTION FUND III      --------         BROTHERS
                                      CLASS A WITH SALES        CLASS A WITHOUT                         AGGREGATE
                                           CHARGE(A)            SALES CHARGE(B)                       BOND INDEX(D)
                                           ---------            ---------------                       -------------
6/1/00                                      $10,000                 $10,000             $10,000          $10,000

5/31/01                                      9,145                    9,597               8,943           11,312

5/31/02                                      9,435                    9,901               7,704           12,228

5/31/03                                      9,931                   10,422               7,084           13,644

5/31/04                                      9,922                   10,412               8,382           13,583

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                   JUNE 1, 2000
                                           ------                   ------------
Including Sales Charge:
  Class A(1)                               (4.84)%                      (0.21)%
  Class B(2)                               (5.77)%                      (0.45)%
Excluding Sales Charge:
  Class A                                  (0.10)%                       1.02%
  Class B                                  (0.89)%                       0.27%
S&P 500 Index(3)                           18.32%                       (4.32)%
Lehman Brothers Aggregate Bond Index(4)    (0.44)%                       7.96%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Classic Principal Protection Fund III against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. As with any investment in stocks and bonds, the Fund is subject to market risks.

PORTFOLIO MANAGERS' REPORT              ING CLASSIC PRINCIPAL PROTECTION FUND IV
--------------------------------------------------------------------------------

                                  [line graph]

                                          ING CLASSIC             ING CLASSIC           S&P 500
                                           PRINCIPAL               PRINCIPAL           INDEX(C)          LEHMAN
                                      PROTECTION FUND IV      PROTECTION FUND IV       --------         BROTHERS
                                      CLASS A WITH SALES        CLASS A WITHOUT                         AGGREGATE
                                           CHARGE(A)            SALES CHARGE(B)                       BOND INDEX(D)
                                           ---------            ---------------                       -------------
9/7/00                                      $10,000                 $10,000             $10,000          $10,000

5/31/01                                       8,925                   9,367               8,350           10,824

5/31/02                                       9,278                   9,738               7,193           11,701

5/31/03                                       9,926                  10,418               6,614           13,056

5/31/04                                       9,850                  10,339               7,826           12,998

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                 SEPTEMBER 7, 2000
                                           ------                 -----------------
Including Sales Charge:
  Class A(1)                               (5.48)%                      (0.41)%
  Class B(2)                               (6.26)%                      (0.58)%
Excluding Sales Charge:
  Class A                                  (0.77)%                       0.90%
  Class B                                  (1.46)%                       0.16%
S&P 500 Index(3)                           18.32%                       (6.33)%(5)
Lehman Brothers Aggregate Bond Index(4)    (0.44)%                       7.24%(5)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Classic Principal Protection Fund IV against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5) Since inception performance for the index is shown from September 1, 2000.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. As with any investment in stocks and bonds, the Fund is subject to market risks.

ING INDEX PLUS PROTECTION FUND                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                  [line graph]

                                      ING INDEX PLUS          ING INDEX PLUS           S&P 500            LEHMAN
                                      PROTECTION FUND         PROTECTION FUND          INDEX(C)          BROTHERS
                                    CLASS A WITH SALES        CLASS A WITHOUT          --------          AGGREGATE
                                         CHARGE(A)            SALES CHARGE(B)                          BOND INDEX(D)
                                         ---------            ---------------                          -------------
12/1/00                                   $10,000                 $10,000              $10,000            $10,000

5/31/01                                     9,048                   9,497                9,610             10,514

5/31/02                                     9,296                   9,757                8,278             11,366

5/31/03                                     9,925                  10,417                7,613             12,682

5/31/04                                     9,853                  10,343                9,008             12,625

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                 DECEMBER 1, 2000
                                           ------                 ----------------
Including Sales Charge:
  Class A(1)                               (5.43)%                      (0.43)%
  Class B(2)                               (6.40)%                      (0.66)%
Excluding Sales Charge:
  Class A                                  (0.72)%                       0.97%
  Class B                                  (1.51)%                       0.19%
S&P 500 Index(3)                           18.32%                       (2.94)%
Lehman Brothers Aggregate Bond Index(4)    (0.44)%                       6.89%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Index Plus Protection Fund against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. As with any investment in stocks and bonds, the Fund is subject to market risks.

INVESTMENT STRATEGY AND PRINCIPAL RISKS   ING CLASSIC PRINCIPAL PROTECTION FUNDS
--------------------------------------------------------------------------------

WHAT IS THE INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD?

The Funds guarantee that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the NAV per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Funds. A shareholder who automatically reinvests all such dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period (Guaranteed Amount). NOTE: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.

Under normal market conditions, during the Guarantee Period, the Funds' assets are allocated between an:

     - Equity Component, consisting primarily of common stocks and a

     - Fixed Component, consisting primarily of short-to intermediate-duration U.S. Government securities.

HOW DOES THE FUNDS' ASSET ALLOCATION WORK?

The Portfolio Manager uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the investment objective. The model evaluates a number of factors, including but not limited to:

     - the market value of the Funds' assets as compared to the aggregate guaranteed amount;

     - the prevailing level of interest rates;

     - equity market volatility; and

     - the length of time remaining until the Guarantee Maturity Date.

The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

EQUITY COMPONENT: In managing the assets of the Equity Component, the Funds employ an Enhanced Index Strategy. This means that the Portfolio Manager invests at least 80% of the Equity Component's net assets in stocks included in the S&P 500 Index, although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500 Index, as described below. The Equity Component may also include S&P 500 futures contracts.

If the Equity Component's market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500 Index, the Portfolio Manager may invest the entire amount of the Equity Component's assets in S&P 500 futures, in exchange traded funds (ETFs), or in a combination of S&P 500 futures and ETFs, subject to any limitation on the Fund's investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Funds' Portfolio Manager will not employ an Enhanced Index Strategy when it invests in S&P 500 futures and ETFs.

FIXED COMPONENT: In managing the Fixed Component the Funds look to select investments with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds, which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed income securities to interest rate changes. Generally, fixed income securities with shorter durations are less sensitive to changes in interest rates. These U.S. Government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody's Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

ING CLASSIC PRINCIPAL PROTECTION FUNDS   INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

WHAT ARE THE PRINCIPAL GUARANTEE PERIOD RISKS?

ALLOCATION RISK: If interest rates are low (particularly at the inception of the Guarantee Period), the Funds' assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Funds as of the inception of the Guarantee Period. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Funds' assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component may occur. In this circumstance, the Funds would not participate in any subsequent recovery in the equity markets. Use of the Fixed Component reduces the Funds' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities.

OPPORTUNITY COSTS: The Funds may allocate a substantial portion, and under certain circumstances all, of the Funds' assets to the Fixed Component in order to conserve the Funds' assets to a level equal to or above the present value of the Guarantee. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Funds' assets. If the market value of the Equity Component rises, the percentage of the Funds' assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Funds will affect these allocations. For example, if the Funds incur early losses, the Funds may allocate 100% of the Funds' assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the Funds participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Funds, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Funds and other factors. The Funds might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

WORSE CASE SCENARIOS FOR THE FUNDS' EQUITY PARTICIPATION: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Funds' NAVs decrease; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Funds' assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

INVESTING IN STOCKS: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Portfolio Manager's skill in determining which securities to overweight, underweight or avoid altogether.

INVESTING IN BONDS: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the Funds must distribute substantially all of their net income (including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.

USE OF FUTURES: While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the Funds as a whole, it adds to

INVESTMENT STRATEGY AND PRINCIPAL RISKS   ING CLASSIC PRINCIPAL PROTECTION FUNDS
--------------------------------------------------------------------------------

the Funds' expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

TRANSACTION COSTS AND TAXES: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Funds, may increase the Funds' transaction costs.

The asset allocation process and sale of fixed-income securities in connection with the transition period for the Index Plus Protection Fund may also result in the realization of additional gains to the Fund and may therefore also increase tax liability to shareholders. The Fund may distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund.

For further information on the Funds' Investment Strategy and Risks, please refer to your Prospectus and Statement of Additional Information.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and
Shareholders of
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of ING Classic Principal Protection Fund I, ING Classic Principal Protection Fund II, ING Classic Principal Protection Fund III, ING Classic Principal Protection Fund IV, and ING Index Plus Protection Fund, each a series of ING Series Fund, Inc., including the portfolios of investments, as of May 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Classic Principal Protection Fund I, ING Classic Principal Protection Fund II, ING Classic Principal Protection Fund III, ING Classic Principal Protection Fund IV, and ING Index Plus Protection Fund as of May 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                   [KPMG LLP]

Boston, Massachusetts
July 16, 2004

            STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004
--------------------------------------------------------------------------------

                                             ING CLASSIC    ING CLASSIC    ING CLASSIC    ING CLASSIC     ING INDEX
                                              PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL         PLUS
                                              PROTECTION     PROTECTION     PROTECTION     PROTECTION     PROTECTION
                                                FUND I        FUND II        FUND III       FUND IV          FUND
                                                ------        -------        --------       -------          ----
ASSETS:
Investments in securities at value*          $ 85,554,623   $ 75,992,337   $ 65,335,704   $ 41,758,202   $ 34,168,227
Repurchase agreement                              113,000        256,000        276,000        131,000        215,000
Cash                                                  475            543          1,525            457             63
Dividends and interest receivable                   3,135          1,174          3,755            654          1,417
Prepaid expenses                                    1,058            905            676            492            419
Reimbursement due from manager                      1,292            659             --          2,369          2,576
                                             ------------   ------------   ------------   ------------   ------------
         Total assets                          85,673,583     76,251,618     65,617,660     41,893,174     34,387,702
                                             ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payable for fund shares redeemed                  105,758         27,644        134,201         13,107         62,217
Payable to affiliates                             119,865        108,379         91,812         59,003         47,873
Payable for director fees                           3,890          3,311          2,853          1,970          1,602
Other accrued expenses and liabilities            100,948         99,741         88,055         76,389         70,398
                                             ------------   ------------   ------------   ------------   ------------
         Total liabilities                        330,461        239,075        316,921        150,469        182,090
                                             ------------   ------------   ------------   ------------   ------------
NET ASSETS                                   $ 85,343,122   $ 76,012,543   $ 65,300,739   $ 41,742,705   $ 34,205,612
                                             ============   ============   ============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                              $ 94,942,109   $ 85,263,700   $ 69,663,917   $ 46,043,860   $ 35,113,037
Undistributed net investment income             1,362,485        935,098        577,164        659,875        163,695
Accumulated net realized loss on
  investments                                 (12,231,131)   (11,664,717)    (6,930,321)    (7,191,286)    (1,796,309)
Net unrealized appreciation of investments      1,269,659      1,478,462      1,989,979      2,230,256        725,189
                                             ------------   ------------   ------------   ------------   ------------
NET ASSETS                                   $ 85,343,122   $ 76,012,543   $ 65,300,739   $ 41,742,705   $ 34,205,612
                                             ============   ============   ============   ============   ============
------------------
* Cost of investments in securities          $ 84,284,964   $ 74,513,875   $ 63,345,725   $ 39,527,946   $ 33,443,038
CLASS A:
Net assets                                   $  9,259,831   $  5,170,019   $  7,397,172   $  3,583,425   $  4,099,074
Shares authorized                             100,000,000    100,000,000    100,000,000    100,000,000    100,000,000
Par value                                    $      0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                              1,007,634        561,993        771,459        385,583        414,607
Net asset value and redemption price per
  share                                      $       9.19   $       9.20   $       9.59   $       9.29   $       9.89
Maximum offering price per share (4.75%)(1)  $       9.65   $       9.66   $      10.07   $       9.75   $      10.38
CLASS B:
Net assets                                   $ 76,083,291   $ 70,842,524   $ 57,903,567   $ 38,159,280   $ 30,106,538
Shares authorized                             100,000,000    100,000,000    100,000,000    100,000,000    100,000,000
Par value                                    $      0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                              8,299,603      7,712,410      6,058,103      4,119,881      3,055,249
Net asset value and redemption price per
  share(2)                                   $       9.17   $       9.19   $       9.56   $       9.26   $       9.85
Maximum offering price per share             $       9.17   $       9.19   $       9.56   $       9.26   $       9.85
------------------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004
--------------------------------------------------------------------------------

                                                      ING              ING              ING              ING              ING
                                                    CLASSIC          CLASSIC          CLASSIC          CLASSIC           INDEX
                                                   PRINCIPAL        PRINCIPAL        PRINCIPAL        PRINCIPAL          PLUS
                                                  PROTECTION       PROTECTION       PROTECTION       PROTECTION       PROTECTION
                                                    FUND I           FUND II         FUND III          FUND IV           FUND
                                                    ------           -------         --------          -------           ----
INVESTMENT INCOME:
Dividends                                         $    31,509      $    11,868      $    37,857      $     6,566      $    14,530
Interest                                            5,614,130        4,420,048        3,030,011        2,677,330        1,254,693
                                                  -----------      -----------      -----------      -----------      -----------
    Total investment income                         5,645,639        4,431,916        3,067,868        2,683,896        1,269,223
                                                  -----------      -----------      -----------      -----------      -----------
EXPENSES:
Investment management fees                            628,397          549,670          478,887          300,187          253,841
Distribution and service fees:
    Class A                                            27,725           15,554           20,255           10,035           11,305
    Class B                                           855,861          783,427          655,725          421,684          345,305
Transfer agent fees                                    97,622           80,815           64,525           47,660           42,050
Administrative service fees                            77,341           67,652           58,940           36,946           31,242
Shareholder reporting expense                          12,410           12,410            8,337            7,300            5,110
Professional fees                                      28,993           28,536           27,046           27,218           28,280
Custody and accounting expense                         39,918           30,701           29,670           25,458           23,665
Directors' fees                                         7,665            6,570            5,782            3,650            3,103
Guarantee fees                                        319,032          279,063          243,127          152,402          128,873
Miscellaneous expense                                   5,979            4,923            4,864            3,539            6,869
                                                  -----------      -----------      -----------      -----------      -----------
    Total expenses                                  2,100,943        1,859,321        1,597,158        1,036,079          879,643
Less:
    Net waived and reimbursed fees                      7,784            3,183               --           26,500           34,115
                                                  -----------      -----------      -----------      -----------      -----------
    Net expenses                                    2,093,159        1,856,138        1,597,158        1,009,579          845,528
                                                  -----------      -----------      -----------      -----------      -----------
Net investment income                               3,552,480        2,575,778        1,470,710        1,674,317          423,695
                                                  -----------      -----------      -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments                      763,712        1,013,043          528,886          677,419          269,684
Net change in unrealized appreciation or
  depreciation on investments                      (5,006,640)      (4,209,862)      (2,562,799)      (3,013,329)      (1,240,318)
                                                  -----------      -----------      -----------      -----------      -----------
Net realized and unrealized loss on
  investments                                      (4,242,928)      (3,196,819)      (2,033,913)      (2,335,910)        (970,634)
                                                  -----------      -----------      -----------      -----------      -----------
DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                      $  (690,448)     $  (621,041)     $  (563,203)     $  (661,593)     $  (546,939)
                                                  ===========      ===========      ===========      ===========      ===========

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ING CLASSIC PRINCIPAL        ING CLASSIC PRINCIPAL
                                                                   PROTECTION FUND I            PROTECTION FUND II
                                                              ---------------------------   --------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                                  2004           2003           2004          2003
                                                                  ----           ----           ----          ----
FROM OPERATIONS:
Net investment income                                         $  3,552,480   $  3,743,831   $  2,575,778   $ 2,655,105
Net realized gain (loss) on investments                            763,712       (401,689)     1,013,043      (204,400)
Net change in unrealized appreciation or depreciation on
  investments                                                   (5,006,640)      (742,239)    (4,209,862)      967,155
                                                              ------------   ------------   ------------   -----------
Net increase (decrease) in net assets resulting from
  operations                                                      (690,448)     2,599,903       (621,041)    3,417,860
                                                              ------------   ------------   ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                       (406,933)      (659,723)      (204,690)     (314,035)
    Class B                                                     (2,355,545)    (4,007,607)    (1,868,007)   (2,982,423)
                                                              ------------   ------------   ------------   -----------
Total distributions                                             (2,762,478)    (4,667,330)    (2,072,697)   (3,296,458)
                                                              ------------   ------------   ------------   -----------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                                             2,656,613      4,498,571      1,999,383     3,247,002
Cost of shares redeemed                                        (21,596,361)   (15,682,127)   (15,987,197)   (9,844,082)
                                                              ------------   ------------   ------------   -----------
Net decrease in net asset resulting from capital share
  transactions                                                 (18,939,748)   (11,183,556)   (13,987,814)   (6,597,080)
                                                              ------------   ------------   ------------   -----------
Net decrease in net assets                                     (22,392,674)   (13,250,983)   (16,681,552)   (6,475,678)
                                                              ------------   ------------   ------------   -----------
NET ASSETS:
Beginning of year                                              107,735,796    120,986,779     92,694,095    99,169,773
                                                              ------------   ------------   ------------   -----------
End of year                                                   $ 85,343,122   $107,735,796   $ 76,012,543   $92,694,095
                                                              ============   ============   ============   ===========
Undistributed net investment income at end of year            $  1,362,485   $    572,606   $    935,098   $   432,060
                                                              ============   ============   ============   ===========

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          ING CLASSIC PRINCIPAL        ING CLASSIC PRINCIPAL          ING INDEX PLUS
                                           PROTECTION FUND III          PROTECTION FUND IV            PROTECTION FUND
                                        --------------------------   -------------------------   -------------------------
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          MAY 31,        MAY 31,       MAY 31,       MAY 31,       MAY 31,       MAY 31,
                                            2004          2003          2004          2003          2004          2003
                                            ----          ----          ----          ----          ----          ----
FROM OPERATIONS:
Net investment income                   $  1,470,710   $ 1,198,485   $ 1,674,317   $ 1,472,791   $   423,695   $   267,828
Net realized gain (loss) on
  investments                                528,886     1,544,315       677,419      (194,309)      269,684       804,900
Net change in unrealized appreciation
  or depreciation on investments          (2,562,799)    1,020,229    (3,013,329)    1,915,115    (1,240,318)    1,557,734
                                        ------------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations                 (563,203)    3,763,029      (661,593)    3,193,597      (546,939)    2,630,462
                                        ------------   -----------   -----------   -----------   -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                 (177,416)     (269,422)     (140,377)     (191,186)      (67,535)      (92,698)
    Class B                                 (920,348)   (1,519,967)   (1,130,289)   (1,584,827)     (242,783)     (406,192)
                                        ------------   -----------   -----------   -----------   -----------   -----------
Total distributions                       (1,097,764)   (1,789,389)   (1,270,666)   (1,776,013)     (310,318)     (498,890)
                                        ------------   -----------   -----------   -----------   -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                       1,054,212     1,735,543     1,222,308     1,718,676       302,166       526,710
Cost of shares redeemed                  (14,454,412)   (9,373,483)   (9,032,662)   (4,164,096)   (8,827,550)   (4,513,618)
                                        ------------   -----------   -----------   -----------   -----------   -----------
Net decrease in net asset resulting
  from capital share transactions        (13,400,200)   (7,637,940)   (7,810,354)   (2,445,420)   (8,525,384)   (3,986,908)
                                        ------------   -----------   -----------   -----------   -----------   -----------
Net decrease in net assets               (15,061,167)   (5,664,300)   (9,742,613)   (1,027,836)   (9,382,641)   (1,855,336)
                                        ------------   -----------   -----------   -----------   -----------   -----------
NET ASSETS:
Beginning of year                         80,361,906    86,026,206    51,485,318    52,513,154    43,588,253    45,443,589
                                        ------------   -----------   -----------   -----------   -----------   -----------
End of year                             $ 65,300,739   $80,361,906   $41,742,705   $51,485,318   $34,205,612   $43,588,253
                                        ============   ===========   ===========   ===========   ===========   ===========
Undistributed net investment income at
  end of year                           $    577,164   $   204,368   $   659,875   $   256,249   $   163,695   $    50,365
                                        ============   ===========   ===========   ===========   ===========   ===========

                 See Accompanying Notes to Financial Statements

ING CLASSIC PRINCIPAL PROTECTION FUND I                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                  -------------------------------------------------------------------------------
                                                      YEAR ENDED          SEVEN MONTHS           YEAR ENDED            AUGUST 6,
                                                       MAY 31,               ENDED              OCTOBER 31,           1999(2) TO
                                                  ------------------        MAY 31,         --------------------      OCTOBER 31,
                                                   2004        2003         2002(1)          2001         2000           1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $         9.53        9.72          10.07           10.31        10.20          10.00
 Income (loss) from investment
 operations:
 Net investment income                    $         0.42        0.39           0.21            0.31         0.05           0.07*
 Net realized and unrealized gain
 (loss) on investments                    $        (0.43)      (0.11)         (0.22)          (0.44)        0.13           0.13
 Total from investment operations         $        (0.01)       0.28          (0.01)          (0.13)        0.18           0.20
 Less distributions from:
 Net investment income                    $         0.33        0.47           0.34            0.11         0.07             --
 Total distributions                      $         0.33        0.47           0.34            0.11         0.07             --
 Net asset value, end of period           $         9.19        9.53           9.72           10.07        10.31          10.20
 TOTAL RETURN(3)                          %        (0.07)       2.91          (0.08)          (1.24)        1.71           1.39**

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $        9,260      12,839         14,545          16,340       18,712         21,069
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %         1.50        1.50           1.50            1.50         1.50           1.06
 Gross expenses prior to expense
 reimbursement(4)                         %         1.51        1.55           1.56            1.50         1.52           1.46
 Net investment income after
 reimbursement(4)(5)                      %         4.33        3.94           3.54            3.05         0.94           2.76
 Portfolio turnover rate                  %            1          10             33              79          337             42
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                                  -------------------------------------------------------------------------------
                                                      YEAR ENDED          SEVEN MONTHS           YEAR ENDED            AUGUST 6,
                                                       MAY 31,               ENDED              OCTOBER 31,           1999(2) TO
                                                  ------------------        MAY 31,         --------------------      OCTOBER 31,
                                                   2004        2003         2002(1)          2001         2000           1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $         9.50        9.68          10.00           10.24        10.19          10.00
 Income (loss) from investment
 operations:
 Net investment income                    $         0.35        0.32           0.17            0.24         0.03           0.05*
 Net realized and unrealized gain
 (loss) on investments                    $        (0.42)      (0.11)         (0.23)          (0.45)        0.06           0.14
 Total from investment operations         $        (0.07)       0.21          (0.06)          (0.21)        0.09           0.19
 Less distributions from:
 Net investment income                    $         0.26        0.39           0.26            0.03         0.04             --
 Total distributions                      $         0.26        0.39           0.26            0.03         0.04             --
 Net asset value, end of period           $         9.17        9.50           9.68           10.00        10.24          10.19
 TOTAL RETURN(3)                          %        (0.78)       2.19          (0.58)          (2.04)        0.89           1.39**

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $       76,083      94,896        106,442         116,550      132,987        144,305
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %         2.25        2.25           2.25            2.25         2.25           1.80
 Gross expenses prior to expense
 reimbursement(4)                         %         2.26        2.30           2.31            2.25         2.27           2.21
 Net investment income after
 reimbursement(4)(5)                      %         3.58        3.19           2.80            2.30         0.19           2.01
 Portfolio turnover rate                  %            1          10             33              79          337             42
---------------------------------------------------------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.
(2) Commencement of operations of class.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(4) Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**  Represents performance beginning on first day of the Guarantee
    Period (October 7, 1999). Total return from commencement of offering of shares was 2.00% and 1.90% for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

ING CLASSIC PRINCIPAL PROTECTION FUND II                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS A
                                                                  ---------------------------------------------------------------
                                                                    YEAR ENDED      SEVEN MONTHS      YEAR ENDED      OCTOBER 7,
                                                                      MAY 31,          ENDED         OCTOBER 31,      1999(2) TO
                                                                  ---------------     MAY 31,      ----------------   OCTOBER 31,
                                                                   2004     2003      2002(1)       2001     2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $      9.50     9.50        9.83        9.82     10.02      10.00
 Income (loss) from investment operations:
 Net investment income                                       $      0.36     0.34        0.19        0.32      0.10       0.02*
 Net realized and unrealized gain (loss) on investments      $     (0.37)    0.06       (0.19)      (0.15)    (0.25)        --
 Total from investment operations                            $     (0.01)    0.40        0.00***     0.17     (0.15)      0.02
 Less distributions from:
 Net investment income                                       $      0.29     0.40        0.33        0.16      0.05         --
 Total distributions                                         $      0.29     0.40        0.33        0.16      0.05         --
 Net asset value, end of period                              $      9.20     9.50        9.50        9.83      9.82      10.02
 TOTAL RETURN(3)                                             %     (0.06)    4.27        0.10        1.79     (2.00)**       --+

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     5,170    7,510       8,046       8,343    11,169      2,079
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)              %      1.50     1.50        1.50        1.50      1.35       0.58
 Gross expenses prior to expense reimbursement(4)            %      1.50     1.59        1.58        1.52      1.41       6.47
 Net investment income after reimbursement(4)(5)             %      3.73     3.46        3.32        3.19      1.59       3.85
 Portfolio turnover rate                                     %         1       13          43         113       260         --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                  ---------------------------------------------------------------
                                                                    YEAR ENDED      SEVEN MONTHS      YEAR ENDED      OCTOBER 7,
                                                                      MAY 31,          ENDED         OCTOBER 31,      1999(2) TO
                                                                  ---------------     MAY 31,      ----------------   OCTOBER 31,
                                                                   2004     2003      2002(1)       2001     2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $      9.48     9.48        9.77        9.76     10.02      10.00
 Income (loss) from investment operations:
 Net investment income                                       $      0.29     0.27        0.15        0.25      0.08       0.02*
 Net realized and unrealized gain (loss) on investments      $     (0.36)    0.06       (0.18)      (0.16)    (0.30)        --
 Total from investment operations                            $     (0.07)    0.33       (0.03)       0.09     (0.22)      0.02
 Less distributions from:
 Net investment income                                       $      0.22     0.33        0.26        0.08      0.04         --
 Total distributions                                         $      0.22     0.33        0.26        0.08      0.04         --
 Net asset value, end of period                              $      9.19     9.48        9.48        9.77      9.76      10.02
 TOTAL RETURN(3)                                             %     (0.74)    3.47       (0.26)       0.93     (2.58)**       --+

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $    70,843   85,184      91,124      96,122   105,475     24,336
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)              %      2.25     2.25        2.25        2.25      2.05       1.30
 Gross expenses prior to expense reimbursement(4)            %      2.25     2.34        2.33        2.27      2.12       7.19
 Net investment income after reimbursement(4)(5)             %      2.98     2.71        2.57        2.44      0.88       3.12
 Portfolio turnover rate                                     %         1       13          43         113       260         --
---------------------------------------------------------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

** Represents performance beginning on first day of the Guarantee Period (December 21, 1999). Total return for year ended October 31, 2000 was (1.51%) and (2.21%) for Class A and Class B, respectively.

*** Amount represents less than $0.01 per share.

+ Total return from commencement of offering of shares was 0.20% for both Class A and Class B.

                 See Accompanying Notes to Financial Statements

ING CLASSIC PRINCIPAL PROTECTION FUND III                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                              YEAR ENDED           SEVEN MONTHS         YEAR           MARCH 1,
                                                               MAY 31,                ENDED             ENDED         2000(2) TO
                                                         --------------------        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                          2004         2003          2002(1)            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $          9.81         9.59           9.91            10.22            10.00
 Income (loss) from investment operations:
 Net investment income                           $          0.26         0.21           0.17             0.26             0.06
 Net realized and unrealized gain (loss) on
 investments                                     $         (0.27)        0.29          (0.20)           (0.45)            0.16
 Total from investment operations                $         (0.01)        0.50          (0.03)           (0.19)            0.22
 Less distributions from:
 Net investment income                           $          0.21         0.28           0.29             0.12               --
 Total distributions                             $          0.21         0.28           0.29             0.12               --
 Net asset value, end of period                  $          9.59         9.81           9.59             9.91            10.22
 TOTAL RETURN(3):                                %         (0.10)        5.26          (0.26)           (1.79)            1.09*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $         7,397        8,832          9,597            9,830           10,739
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                             %          1.50         1.50           1.50             1.50             1.06
 Gross expenses prior to expense
 reimbursement(4)                                %          1.50         1.59           1.57             1.53             1.19
 Net investment income after
 reimbursement(4)(5)                             %          2.66         2.11           3.01             2.66             1.34
 Portfolio turnover rate                         %             2           66             48              121              113
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                              YEAR ENDED           SEVEN MONTHS         YEAR           MARCH 1,
                                                               MAY 31,                ENDED             ENDED         2000(2) TO
                                                         --------------------        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                          2004         2003          2002(1)            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $          9.78         9.55           9.84            10.17            10.00
 Income (loss) from investment operations:
 Net investment income                           $          0.19         0.14           0.13             0.19             0.06
 Net realized and unrealized gain (loss) on
 investments                                     $         (0.28)        0.29          (0.20)           (0.45)            0.11
 Total from investment operations                $         (0.09)        0.43          (0.07)           (0.26)            0.17
 Less distributions from:
 Net investment income                           $          0.13         0.20           0.22             0.07               --
 Total distributions                             $          0.13         0.20           0.22             0.07               --
 Net asset value, end of period                  $          9.56         9.78           9.55             9.84            10.17
 TOTAL RETURN(3):                                %         (0.89)        4.56          (0.73)           (2.52)            0.79*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $        57,904       71,530         76,430           80,416           87,907
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                             %          2.25         2.25           2.25             2.25             1.65
 Gross expenses prior to expense
 reimbursement(4)                                %          2.25         2.34           2.32             2.28             1.78
 Net investment income after
 reimbursement(4)(5)                             %          1.91         1.36           2.26             1.91             0.75
 Portfolio turnover rate                         %             2           66             48              121              113
---------------------------------------------------------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Represents performance beginning on first day of the Guarantee Period (June 1, 2000). Total return from commencement of offering of shares was 2.20% and 1.70% for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

ING CLASSIC PRINCIPAL PROTECTION FUND IV                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                              YEAR ENDED           SEVEN MONTHS         YEAR            JULY 6,
                                                               MAY 31,                ENDED             ENDED         2000(2) TO
                                                         --------------------        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                          2004         2003          2002(1)            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $          9.69         9.44           9.78             9.74            10.00
 Income (loss) from investment operations:
 Net investment income                           $          0.42         0.35           0.18             0.26             0.05
 Net realized and unrealized gain (loss) on
 investments                                     $         (0.49)        0.30          (0.24)           (0.13)           (0.31)
 Total from investment operations                $         (0.07)        0.65          (0.06)            0.13            (0.26)
 Less distributions from:
 Net investment income                           $          0.33         0.40           0.28             0.09               --
 Total distributions                             $          0.33         0.40           0.28             0.09               --
 Net asset value, end of period                  $          9.29         9.69           9.44             9.78             9.74
 TOTAL RETURN(3):                                %         (0.77)        6.99          (0.62)            1.40            (3.37)*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $         3,583        4,470          4,728            5,176            5,534
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                             %          1.50         1.50           1.50             1.50             0.87
 Gross expenses prior to expense
 reimbursement(4)                                %          1.55         1.73           1.66             1.60             1.30
 Net investment income after
 reimbursement(4)(5)                             %          4.29         3.51           3.17             2.62             2.01
 Portfolio turnover rate                         %             1           25             16               77               38
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                              YEAR ENDED           SEVEN MONTHS         YEAR            JULY 6,
                                                               MAY 31,                ENDED             ENDED         2000(2) TO
                                                         --------------------        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                          2004         2003          2002(1)            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $          9.65         9.40           9.71             9.72            10.00
 Income (loss) from investment operations:
 Net investment income                           $          0.35         0.27           0.14             0.19             0.05
 Net realized and unrealized gain (loss) on
 investments                                     $         (0.49)        0.31          (0.25)           (0.13)           (0.33)
 Total from investment operations                $         (0.14)        0.58          (0.11)            0.06            (0.28)
 Less distributions from:
 Net investment income                           $          0.25         0.33           0.20             0.07               --
 Total distributions                             $          0.25         0.33           0.20             0.07               --
 Net asset value, end of period                  $          9.26         9.65           9.40             9.71             9.72
 TOTAL RETURN(3):                                %         (1.46)        6.19          (1.08)            0.60            (3.38)*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $        38,159       47,015         47,785           50,949           53,383
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                             %          2.25         2.25           2.25             2.25             1.41
 Gross expenses prior to expense
 reimbursement(4)                                %          2.30         2.48           2.41             2.35             1.84
 Net investment income after
 reimbursement(4)(5)                             %          3.55         2.76           2.42             1.87             1.47
 Portfolio turnover rate                         %             1           25             16               77               38
---------------------------------------------------------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Represents performance beginning on first day of the Guarantee Period (September 7, 2000). Total return from commencement of offering of shares was (2.60)% and (2.80)% for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS PROTECTION FUND                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                              YEAR ENDED           SEVEN MONTHS         YEAR          OCTOBER 2,
                                                               MAY 31,                ENDED             ENDED         2000(2) TO
                                                         --------------------        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                          2004         2003          2002(1)            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $         10.11         9.64           9.81            10.03            10.00
 Income (loss) from investment operations:
 Net investment income                           $          0.18         0.13           0.12             0.15             0.03
 Net realized and unrealized gain (loss) on
 investments                                     $         (0.25)        0.52          (0.17)           (0.30)              --
 Total from investment operations                $         (0.07)        0.65          (0.05)           (0.15)            0.03
 Less distributions from:
 Net investment income                           $          0.15         0.18           0.12             0.07               --
 Total distributions                             $          0.15         0.18           0.12             0.07               --
 Net asset value, end of period                  $          9.89        10.11           9.64             9.81            10.03
 TOTAL RETURN(3):                                %         (0.72)        6.76          (0.51)           (1.93)*             --+

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $         4,099        5,027          5,239            5,383            2,585
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                             %          1.50         1.50           1.50             1.46             0.59
 Gross expenses prior to expense
 reimbursement(4)                                %          1.58         1.73           1.70             1.66             6.35
 Net investment income after
 reimbursement(4)(5)                             %          1.75         1.26           2.06             1.58             4.05
 Portfolio turnover rate                         %             8           96            101              139               --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                              YEAR ENDED           SEVEN MONTHS         YEAR          OCTOBER 2,
                                                               MAY 31,                ENDED             ENDED         2000(2) TO
                                                         --------------------        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                          2004         2003          2002(1)            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $         10.07         9.61           9.74            10.02            10.00
 Income (loss) from investment operations:
 Net investment income                           $          0.10         0.05           0.07             0.07             0.02
 Net realized and unrealized gain (loss) on
 investments                                     $         (0.25)        0.51          (0.15)           (0.29)              --
 Total from investment operations                $         (0.15)        0.56          (0.08)           (0.22)            0.02
 Less distributions from:
 Net investment income                           $          0.07         0.10           0.05             0.06               --
 Total distributions                             $          0.07         0.10           0.05             0.06               --
 Net asset value, end of period                  $          9.85        10.07           9.61             9.74            10.02
 TOTAL RETURN(3):                                %         (1.51)        5.86          (0.86)           (2.61)*             --+

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $        30,107       38,561         40,205           42,346           17,572
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                             %          2.25         2.25           2.25             2.21             1.31
 Gross expenses prior to expense
 reimbursement(4)                                %          2.33         2.48           2.45             2.41             7.06
 Net investment income after
 reimbursement(4)(5)                             %          1.00         0.51           1.31             0.83             3.33
 Portfolio turnover rate                         %             8           96            101              139               --
---------------------------------------------------------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Represents performance beginning on first day of the Guarantee Period (December 1, 2000). Total return for year ended October 31, 2001 was (1.51%) and (2.21%) for Class A and Class B, respectively.

+ Total return from commencement of offering of shares was 0.30% and 0.20% for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2004
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-one separate funds which comprise the ING Series Fund, Inc. The five funds (each a "Fund"; collectively the "Funds") that are in this report are: ING Classic Principal Protection Fund I ("Classic Principal Protection I" or "PPF I"), ING Classic Principal Protection Fund II ("Classic Principal Protection II" or "PPF II"), ING Classic Principal Protection Fund III ("Classic Principal Protection III" or "PPF III"), ING Classic Principal Protection Fund IV ("Classic Principal Protection IV" or "PPF IV") and ING Index Plus Protection Fund ("Index Plus Protection" or "IPPF").

Each Fund seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of each Fund's Guarantee Period. If during the Guarantee Period the equity markets experience a major decline, the Funds' assets may become largely or entirely invested in the Fixed Component, which consists primarily of U.S. Government securities. Use of the Fixed Component reduces the Funds' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. Each Fund guarantees that the amount distributed, if any, to each shareholder at the end of the guarantee period will be no less than the value of that shareholder's investment as of the inception of the Guarantee Period provided that all distributions received from the Fund have been reinvested and no shares have been redeemed. Each Fund's Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation ("MBIA"), a monoline financial guarantor. Each Fund pays MBIA an annual guarantee fee of 0.33% of its average daily net assets.

                            OFFERING              GUARANTEE        MATURITY
                             PERIOD                PERIOD            DATE
                       -------------------   -------------------   --------
PPF I*                 08/06/99 - 10/06/99   10/07/99 - 10/06/04   10/06/04
PPF II*                10/07/99 - 12/20/99   12/21/99 - 12/20/04   12/20/04
PPF III*               03/01/00 - 05/31/00   06/01/00 - 05/31/05   05/31/05
PPF IV*                07/06/00 - 09/06/00   09/07/00 - 09/06/05   09/06/05
IPPF*                  10/02/00 - 11/30/00   12/01/00 - 11/30/05   11/30/05**

*   Closed to new investors.

** Guarantee Maturity Date for IPPF. After this date IPPF goes into the Index Plus Large Cap Period.

In accordance with the original fund prospectuses, PPF I, PPF II and PPF III will liquidate on October 6, 2004, December 20, 2004 and May 31, 2005, respectively. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for PPF I, PPF II and PPF III have been prepared in conformity with GAAP for investment companies.

Each Fund offers two classes of shares: Class A and Class B. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged Aeltus Investment Management, Inc. ("ING Aeltus"), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC is the principal underwriter of the Funds. ING Funds Distributor, LLC, ING Investments and ING Aeltus are indirect wholly-owned subsidiaries of ING Groep N.V. ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition.
      Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.    Foreign Currency Transactions and Futures
      Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      gains to their shareholders. Therefore, no federal income tax provision is required. No capital gains distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                           PURCHASES      SALES
                                           ----------   ----------
PPF I                                      $1,273,501   $1,181,337
PPF II                                        422,110      412,392
PPF III                                     1,424,044    1,345,076
PPF IV                                        225,361      214,902
IPPF                                          554,227      576,937

U.S. Government securities not included above were as follows:

                                          PURCHASES       SALES
                                          ----------   -----------
PPF I                                     $       --   $23,741,813
PPF II                                            --    18,212,586
PPF III                                           --    16,070,574
PPF IV                                            --    10,077,253
IPPF                                       2,745,045    12,515,420

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for each Fund is 0.25% during its Offering Period and 0.65% during its Guarantee Period. IPPF will pay 0.45% during its Index Plus Large Cap Period, which begins December 1, 2005.

The Investment Manager has entered into a Sub-Advisory Agreement with ING Aeltus effective March 1, 2002. Subject to such policies as the Board

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (CONTINUED)

or the Investment Manager may determine, ING Aeltus manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

                                               CLASS A   CLASS B
                                               -------   -------
PPF I                                           0.25%     1.00%
PPF II                                          0.25%     1.00%
PPF III                                         0.25%     1.00%
PPF IV                                          0.25%     1.00%
IPPF                                            0.25%     1.00%

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                       ACCRUED
                        ACCRUED                      SHAREHOLDER
                       INVESTMENT      ACCRUED       SERVICE AND
                       MANAGEMENT   ADMINISTRATIVE   DISTRIBUTION
                          FEES           FEES            FEES        TOTAL
                       ----------   --------------   ------------   --------
PPF I                   $47,246         $5,815         $66,804      $119,865
PPF II                   41,961          5,164          61,254       108,379
PPF III                  36,263          4,463          51,086        91,812
PPF IV                   23,027          2,834          33,142        59,003
IPPF                     18,966          2,334          26,573        47,873

The Funds have adopted a Deferred Compensation Plan (the "Plan") which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2004, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                       PAYABLE FOR   PAYABLE FOR   PAYABLE FOR    PAYABLE FOR
                         CUSTODY      GUARANTEE    PROFESSIONAL    TRANSFER
                          FEES          FEES           FEES       AGENT FEES
                       -----------   -----------   ------------   -----------
PPF I                    $18,881       $23,985       $22,535        $23,398
PPF II                    16,881        21,304        26,641         21,810
PPF III                   18,494        18,412        26,778         14,688
PPF IV                    12,694        11,690        26,988         15,580
IPPF                      12,238         9,628        27,063         10,575

NOTE 8 -- EXPENSE LIMITATIONS

ING Investments, LLC entered into a written Expense Limitation Agreement with each of the Funds whereby, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                               CLASS A   CLASS B
                                               -------   -------
PPF I                                           1.50%     2.25%
PPF II                                          1.50%     2.25%
PPF III                                         1.50%     2.25%
PPF IV                                          1.50%     2.25%
IPPF                                            1.50%     2.25%

The Investment Manager may at a later date recoup from a fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements

--------------------------------------------------------------------------------

NOTE 8 -- EXPENSE LIMITATIONS (CONTINUED)

of Operations for each Fund. Outstanding reimbursement balances due to the Funds under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager and the related expiration dates are as follows:

                                 MAY 31,
                       ----------------------------
                        2005       2006      2007      TOTAL
                       -------   --------   -------   --------
PPF I                  $15,747   $ 57,073   $ 7,784   $ 80,604
PPF II                  18,219     81,479     3,183    102,881
PPF III                 10,790     72,482        --     83,272
PPF IV                  20,181    121,077    26,500    167,758
IPPF                    21,393    102,565    34,115    158,073

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreements within 90 days of the end of the then current term.

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended May 31, 2004, the Funds did not have any loans outstanding under the line of credit.

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                                   CLASS A SHARES               CLASS B SHARES
                                                              -------------------------   ---------------------------
                                                                 YEAR ENDED MAY 31,           YEAR ENDED MAY 31,
                                                              -------------------------   ---------------------------
                                                                 2004          2003           2004           2003
                                                                 ----          ----           ----           ----
CLASSIC PRINCIPAL PROTECTION I
  (NUMBER OF SHARES)
Dividends reinvested                                               42,906        67,568        245,903        409,020
Shares redeemed                                                  (382,617)     (217,091)    (1,935,908)    (1,413,982)
                                                              -----------   -----------   ------------   ------------
Net decrease in shares outstanding                               (339,711)     (149,523)    (1,690,005)    (1,004,962)
                                                              ===========   ===========   ============   ============
CLASSIC PRINCIPAL PROTECTION I ($)
Dividends reinvested                                          $   394,310   $   637,417   $  2,262,303   $  3,861,154
Shares redeemed                                                (3,562,890)   (2,085,955)   (18,033,471)   (13,596,172)
                                                              -----------   -----------   ------------   ------------
Net decrease                                                  $(3,168,580)  $(1,448,538)  $(15,771,168)  $ (9,735,018)
                                                              ===========   ===========   ============   ============

--------------------------------------------------------------------------------

                                                                   CLASS A SHARES               CLASS B SHARES
                                                              -------------------------   ---------------------------
                                                                 YEAR ENDED MAY 31,           YEAR ENDED MAY 31,
                                                              -------------------------   ---------------------------
                                                                 2004          2003           2004           2003
                                                                 ----          ----           ----           ----
CLASSIC PRINCIPAL PROTECTION II
  (NUMBER OF SHARES)
Dividends reinvested                                               21,831        33,034        195,068        313,537
Shares redeemed                                                  (250,537)      (89,582)    (1,468,258)      (944,702)
                                                              -----------   -----------   ------------   ------------
Net decrease in shares outstanding                               (228,706)      (56,548)    (1,273,190)      (631,165)
                                                              ===========   ===========   ============   ============
CLASSIC PRINCIPAL PROTECTION II ($)
Dividends reinvested                                          $   200,849   $   308,866   $  1,798,534   $  2,938,136
Shares redeemed                                                (2,335,812)     (856,404)   (13,651,385)    (8,987,678)
                                                              -----------   -----------   ------------   ------------
Net decrease                                                  $(2,134,963)  $  (547,538)  $(11,852,851)  $ (6,049,542)
                                                              ===========   ===========   ============   ============

                                                                   CLASS A SHARES               CLASS B SHARES
                                                              -------------------------   ---------------------------
                                                                 YEAR ENDED MAY 31,           YEAR ENDED MAY 31,
                                                              -------------------------   ---------------------------
                                                                 2004          2003           2004           2003
                                                                 ----          ----           ----           ----
CLASSIC PRINCIPAL PROTECTION III
  (NUMBER OF SHARES)
Dividends reinvested                                               17,427        27,009         92,502        154,155
Shares redeemed                                                  (146,104)     (127,788)    (1,350,832)      (840,377)
                                                              -----------   -----------   ------------   ------------
Net decrease in shares outstanding                               (128,677)     (100,779)    (1,258,330)      (686,222)
                                                              ===========   ===========   ============   ============
CLASSIC PRINCIPAL PROTECTION III ($)
Dividends reinvested                                          $   167,121   $   258,744   $    887,091   $  1,476,799
Shares redeemed                                                (1,415,270)   (1,237,953)   (13,039,142)    (8,135,530)
                                                              -----------   -----------   ------------   ------------
Net decrease                                                  $(1,248,149)  $  (979,209)  $(12,152,051)  $ (6,658,731)
                                                              ===========   ===========   ============   ============

                                                                   CLASS A SHARES               CLASS B SHARES
                                                              -------------------------   ---------------------------
                                                                 YEAR ENDED MAY 31,           YEAR ENDED MAY 31,
                                                              -------------------------   ---------------------------
                                                                 2004          2003           2004           2003
                                                                 ----          ----           ----           ----
CLASSIC PRINCIPAL PROTECTION IV
  (NUMBER OF SHARES)
Dividends reinvested                                               14,782        19,124        116,484        162,555
Shares redeemed                                                   (90,457)      (58,711)      (866,285)      (374,288)
                                                              -----------   -----------   ------------   ------------
Net decrease in shares outstanding                                (75,675)      (39,587)      (749,801)      (211,733)
                                                              ===========   ===========   ============   ============
CLASSIC PRINCIPAL PROTECTION IV ($)
Dividends reinvested                                          $   137,654   $   180,912   $  1,084,654   $  1,537,764
Shares redeemed                                                  (853,688)     (566,582)    (8,178,974)    (3,597,514)
                                                              -----------   -----------   ------------   ------------
Net decrease                                                  $  (716,034)  $  (385,670)  $ (7,094,320)  $ (2,059,750)
                                                              ===========   ===========   ============   ============

                                                                   CLASS A SHARES               CLASS B SHARES
                                                              -------------------------   ---------------------------
                                                                 YEAR ENDED MAY 31,           YEAR ENDED MAY 31,
                                                              -------------------------   ---------------------------
                                                                 2004          2003           2004           2003
                                                                 ----          ----           ----           ----
INDEX PLUS PROTECTION
  (NUMBER OF SHARES)
Dividends reinvested                                                6,530         9,206         23,968         40,513
Shares redeemed                                                   (89,148)      (55,181)      (796,746)      (397,305)
                                                              -----------   -----------   ------------   ------------
Net decrease in shares outstanding                                (82,618)      (45,975)      (772,778)      (356,792)
                                                              ===========   ===========   ============   ============
INDEX PLUS PROTECTION ($)
Dividends reinvested                                          $    64,643   $    90,495   $    237,523   $    398,245
Shares redeemed                                                  (892,131)     (547,978)    (7,935,419)    (3,927,670)
                                                              -----------   -----------   ------------   ------------
Net decrease                                                  $  (827,488)  $  (457,483)  $ (7,697,896)  $ (3,529,425)
                                                              ===========   ===========   ============   ============

NOTE 11 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign

--------------------------------------------------------------------------------

NOTE 11 -- FEDERAL INCOME TAXES (CONTINUED)

currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2004:

                                                     ACCUMULATED
                                    UNDISTRIBUTED    NET REALIZED
                                    NET INVESTMENT     GAINS ON
                                        INCOME       INVESTMENTS
                                    --------------   ------------
Classic Principal Protection I          $(123)           $123
Classic Principal Protection II           (43)             43
Classic Principal Protection III         (150)            150
Classic Principal Protection IV           (25)             25
Index Plus Protection                     (47)             47

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were as follows:

                                          YEAR ENDED MAY 31,
                                        -----------------------
                                           2004         2003
                                        ----------   ----------
Classic Principal Protection I          $2,762,478   $4,667,330
Classic Principal Protection II          2,072,697    3,296,458
Classic Principal Protection III         1,097,764    1,789,389
Classic Principal Protection IV          1,270,666    1,776,013
Index Plus Protection                      310,318      498,890

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

                       UNDISTRIBUTED
                         ORDINARY        UNREALIZED     CAPITAL LOSS    EXPIRATION
                          INCOME        APPRECIATION    CARRYFORWARDS     DATES
                       -------------   --------------   -------------   ----------
Classic Principal
 Protection I           $1,362,485       $  610,126     $(11,571,598)      2004
Classic Principal
 Protection II          $  935,098       $1,377,353     $(11,563,608)      2004
Classic Principal
 Protection III         $  577,164       $1,690,629     $ (6,630,971)      2005
Classic Principal
 Protection IV          $  659,875       $2,173,349     $ (7,134,379)      2005
Index Plus Protection   $  163,695       $  607,812     $ (1,678,932)      2010

NOTE 12 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING Insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review had identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review had identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 13 -- SUBSEQUENT EVENT

Subsequent to the period ended May 31, 2004, Aeltus Investment Management, Inc., Sub-Adviser to the Funds, changed its name to ING Investment Management Co.

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND I                       as of May 31, 2004
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
COMMON STOCK: 2.3%
                    ADVERTISING: 0.0%
         80    @    Interpublic Group of Cos., Inc.  $     1,150
         30         Omnicom Group                          2,397
                                                     -----------
                                                           3,547
                                                     -----------
                    AEROSPACE/DEFENSE: 0.1%
        260         Boeing Co.                            11,908
         60         General Dynamics Corp.                 5,738
         30         Goodrich Corp.                           841
         80         Lockheed Martin Corp.                  3,963
         10         Northrop Grumman Corp.                 1,031
         70         Raytheon Co.                           2,328
         30         Rockwell Collins, Inc.                   901
         90         United Technologies Corp.              7,615
                                                     -----------
                                                          34,325
                                                     -----------
                    AGRICULTURE: 0.0%
        370         Altria Group, Inc.                    17,749
         50         Monsanto Co.                           1,725
         20         RJ Reynolds Tobacco Holdings,
                      Inc.                                 1,124
         30         UST, Inc.                              1,121
                                                     -----------
                                                          21,719
                                                     -----------
                    APPAREL: 0.0%
         20         Jones Apparel Group, Inc.                769
         30         Liz Claiborne, Inc.                    1,029
         80         Nike, Inc.                             5,692
         10         Reebok International Ltd.                363
         20         VF Corp.                                 940
                                                     -----------
                                                           8,793
                                                     -----------
                    AUTO MANUFACTURERS: 0.0%
        570         Ford Motor Co.                         8,464
        100         General Motors Corp.                   4,539
         10    @    Navistar International Corp.             380
         42         Paccar, Inc.                           2,344
                                                     -----------
                                                          15,727
                                                     -----------
                    AUTO PARTS & EQUIPMENT: 0.0%
         10         Cooper Tire & Rubber Co.                 211
         30         Dana Corp.                               560
         40         Delphi Corp.                             408
         20         Johnson Controls, Inc.                 1,077
                                                     -----------
                                                           2,256
                                                     -----------
                    BANKS: 0.2%
         70         AmSouth Bancorp                        1,784
        511         Bank of America Corp.                 42,478
        140         Bank of New York Co., Inc.             4,210
        210         Bank One Corp.                        10,175
         40         BB&T Corp.                             1,507
         40         Charter One Financial, Inc.            1,758
         30         Comerica, Inc.                         1,698
         40         Fifth Third Bancorp                    2,172
         20         First Horizon National Corp.             931
         50         Huntington Bancshares, Inc.            1,134
         80         KeyCorp                                2,513
         40         Marshall & Ilsley Corp.                1,646
         70         Mellon Financial Corp.                 2,061
        190         National City Corp.                    6,743
         30         North Fork Bancorporation, Inc.        1,155
         40         Northern Trust Corp.                   1,718
         50         PNC Financial Services Group,
                      Inc.                                 2,761
         40         Regions Financial Corp.                1,521
         70         SouthTrust Corp.                       2,371
         60         State Street Corp.                     2,905
         50         SunTrust Banks, Inc.                   3,254
         50         Synovus Financial Corp.                1,288
         40         Union Planters Corp.                   1,204


  Shares                                                Value
----------------------------------------------------------------
        360         US Bancorp                       $    10,116
        380         Wachovia Corp.                        17,940
        310         Wells Fargo & Co.                     18,227
         20         Zions Bancorporation                   1,226
                                                     -----------
                                                         146,496
                                                     -----------
                    BEVERAGES: 0.1%
         60         Anheuser-Busch Cos., Inc.              3,196
         10         Brown-Forman Corp.                       481
        610         Coca-Cola Co.                         31,323
         90         Coca-Cola Enterprises, Inc.            2,480
         50         Pepsi Bottling Group, Inc.             1,450
        310         PepsiCo, Inc.                         16,544
                                                     -----------
                                                          55,474
                                                     -----------
                    BIOTECHNOLOGY: 0.0%
        241    @    Amgen, Inc.                           13,183
         20    @    Biogen IDEC, Inc.                      1,243
         40    @    Chiron Corp.                           1,790
         10    @    Millipore Corp.                          550
                                                     -----------
                                                          16,766
                                                     -----------
                    BUILDING MATERIALS: 0.0%
         30    @    American Standard Cos., Inc.           1,126
        140         Masco Corp.                            4,053
         20         Vulcan Materials Co.                     895
                                                     -----------
                                                           6,074
                                                     -----------
                    CHEMICALS: 0.0%
         20         Air Products & Chemicals, Inc.           999
         10         Ashland, Inc.                            472
        180         Dow Chemical Co.                       7,182
         10         Eastman Chemical Co.                     463
         50         Ecolab, Inc.                           1,526
         30         Engelhard Corp.                          908
         20    @    Hercules, Inc.                           212
         20         International Flavors &
                      Fragrances, Inc.                       720
         50         PPG Industries, Inc.                   2,990
         60         Praxair, Inc.                          2,219
         50         Rohm & Haas Co.                        1,927
         30         Sherwin-Williams Co.                   1,179
         10         Sigma-Aldrich Corp.                      571
                                                     -----------
                                                          21,368
                                                     -----------
                    COMMERCIAL SERVICES: 0.0%
         30    @    Apollo Group, Inc.                     2,814
        310         Cendant Corp.                          7,112
         10         Deluxe Corp.                             428
         30         Equifax, Inc.                            735
         30         H&R Block, Inc.                        1,466
         30         Moody's Corp.                          1,962
         90         Paychex, Inc.                          3,376
         30         Robert Half International, Inc.          839
         40         RR Donnelley & Sons Co.                1,210
                                                     -----------
                                                          19,942
                                                     -----------
                    COMPUTERS: 0.1%
         70    @    Apple Computer, Inc.                   1,964
        470    @    Dell, Inc.                            16,535
        440    @    EMC Corp./Mass                         4,946
         70    @    Gateway, Inc.                            284
        564         Hewlett-Packard Co.                   11,979
        310         International Business Machines
                      Corp.                               27,462
         20    @    Lexmark International, Inc.            1,886
         20    @    NCR Corp.                                965
        100    @    Network Appliance, Inc.                1,980
         20    @    Sungard Data Systems, Inc.               554
         60    @    Unisys Corp.                             814
                                                     -----------
                                                          69,369
                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND I           as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    COSMETICS/PERSONAL CARE: 0.1%
         25         Alberto-Culver Co.               $     1,176
         20         Avon Products, Inc.                    1,773
        100         Colgate-Palmolive Co.                  5,720
        310         Gillette Co.                          13,358
         90         Kimberly-Clark Corp.                   5,931
        240         Procter & Gamble Co.                  25,876
                                                     -----------
                                                          53,834
                                                     -----------
                    DISTRIBUTION/WHOLESALE: 0.0%
         20         WW Grainger, Inc.                      1,089
                                                     -----------
                                                           1,089
                                                     -----------
                    DIVERSIFIED FINANCIAL SERVICES: 0.2%
        240         American Express Co.                  12,168
         20         Bear Stearns Cos., Inc.                1,621
         60         Capital One Financial Corp.            4,204
        240         Charles Schwab Corp.                   2,352
        950         Citigroup, Inc.                       44,108
         84         Countrywide Financial Corp.            5,418
        110    @    E*TRADE Group, Inc.                    1,255
        180         Fannie Mae                            12,186
         20         Federated Investors, Inc.                596
         50         Franklin Resources, Inc.               2,514
        130         Freddie Mac                            7,591
        120         Goldman Sachs Group, Inc.             11,269
         50         Janus Capital Group, Inc.                819
        510         JP Morgan Chase & Co.                 18,787
         70         Lehman Brothers Holdings, Inc.         5,296
        230         MBNA Corp.                             5,842
        240         Merrill Lynch & Co., Inc.             13,632
        270         Morgan Stanley                        14,448
         80    @    Providian Financial Corp.              1,088
         80         SLM Corp.                              3,066
         20         T Rowe Price Group, Inc.                 963
                                                     -----------
                                                         169,223
                                                     -----------
                    ELECTRIC: 0.1%
        190    @    AES Corp.                              1,775
         20    @    Allegheny Energy, Inc.                   285
         30         Ameren Corp.                           1,326
         80         American Electric Power Co.,
                      Inc.                                 2,542
         70         Centerpoint Energy, Inc.                 759
         20         Consolidated Edison, Inc.                785
         30         Constellation Energy Group,
                      Inc.                                 1,147
         10         DTE Energy Co.                           402
        170         Duke Energy Corp.                      3,390
        100         Edison International                   2,414
         40         Entergy Corp.                          2,184
        120         Exelon Corp.                           3,996
         60         FirstEnergy Corp.                      2,340
         30         FPL Group, Inc.                        1,913
         60         NiSource, Inc.                         1,216
         90    @    PG&E Corp.                             2,565
         10         Pinnacle West Capital Corp.              403
         30         PPL Corp.                              1,295
         20         Progress Energy, Inc.                    852
         40         Public Service Enterprise
                      Group, Inc.                          1,686
        140         Southern Co.                           4,048
         40         TECO Energy, Inc.                        486
         80         TXU Corp.                              2,990
         70         Xcel Energy, Inc.                      1,189
                                                     -----------
                                                          41,988
                                                     -----------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
         80         Emerson Electric Co.                   4,776
         20         Molex, Inc.                              587
                                                     -----------
                                                           5,363
                                                     -----------


  Shares                                                Value
----------------------------------------------------------------
                    ELECTRONICS: 0.0%
         80    @    Agilent Technologies, Inc.       $     2,057
         50         Applera Corp.-Applied
                      Biosystems Group                       969
         40    @    Jabil Circuit, Inc.                    1,132
         30         Parker Hannifin Corp.                  1,667
         30         Perkinelmer, Inc.                        585
        160    @    Sanmina-SCI Corp.                      1,693
        140    @    Solectron Corp.                          770
         40         Symbol Technologies, Inc.                589
         20         Tektronix, Inc.                          631
         30    @    Thermo Electron Corp.                    923
         20    @    Waters Corp.                             922
                                                     -----------
                                                          11,938
                                                     -----------
                    ENTERTAINMENT: 0.0%
         60         International Game Technology          2,358
                                                     -----------
                                                           2,358
                                                     -----------
                    ENVIRONMENTAL CONTROL: 0.0%
         50    @    Allied Waste Industries, Inc.            663
        100         Waste Management, Inc.                 2,876
                                                     -----------
                                                           3,539
                                                     -----------
                    FOOD: 0.0%
        120         Archer-Daniels-Midland Co.             1,996
         30         Campbell Soup Co.                        765
        100         ConAgra Foods, Inc.                    2,812
         20         Hershey Foods Corp.                    1,775
         60         HJ Heinz Co.                           2,240
         70         Kellogg Co.                            2,968
         20         McCormick & Co., Inc.                    709
         30    @    Safeway, Inc.                            677
        140         Sara Lee Corp.                         3,206
         40         Supervalu, Inc.                        1,241
         50         Sysco Corp.                            1,875
         40         WM Wrigley Jr. Co.                     2,512
                                                     -----------
                                                          22,776
                                                     -----------
                    FOREST PRODUCTS & PAPER: 0.0%
         10         Boise Cascade Corp.                      352
         70         Georgia-Pacific Corp.                  2,507
        100         International Paper Co.                4,193
         20         Louisiana-Pacific Corp.                  462
         30         Plum Creek Timber Co., Inc.              940
         10         Temple-Inland, Inc.                      653
         80         Weyerhaeuser Co.                       4,838
                                                     -----------
                                                          13,945
                                                     -----------
                    GAS: 0.0%
         30         KeySpan Corp.                          1,062
         40         Sempra Energy                          1,335
                                                     -----------
                                                           2,397
                                                     -----------
                    HAND/MACHINE TOOLS: 0.0%
         20         Black & Decker Corp.                   1,199
         10         Snap-On, Inc.                            336
         20         Stanley Works                            871
                                                     -----------
                                                           2,406
                                                     -----------
                    HEALTHCARE -- PRODUCTS: 0.1%
         10         Bausch & Lomb, Inc.                      610
        120         Baxter International, Inc.             3,773
         50         Becton Dickinson & Co.                 2,516
         50         Biomet, Inc.                           2,006
        150    @    Boston Scientific Corp.                6,645
         10         CR Bard, Inc.                          1,122
         60         Guidant Corp.                          3,260
        550         Johnson & Johnson                     30,640
        220         Medtronic, Inc.                       10,538
         30    @    St. Jude Medical, Inc.                 2,288

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND I           as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    HEALTHCARE -- PRODUCTS (CONTINUED)
         70         Stryker Corp.                    $     3,560
         60    @    Zimmer Holdings, Inc.                  5,121
                                                     -----------
                                                          72,079
                                                     -----------
                    HEALTHCARE -- SERVICES: 0.0%
         40    @    Anthem, Inc.                           3,541
         50    @    Humana, Inc.                             854
         20         Manor Care, Inc.                         627
         20         Quest Diagnostics                      1,723
        200         UnitedHealth Group, Inc.              13,049
         50    @    WellPoint Health Networks              5,577
                                                     -----------
                                                          25,371
                                                     -----------
                    HOME BUILDERS: 0.0%
         20         Centex Corp.                             970
         10         KB Home                                  659
                                                     -----------
                                                           1,629
                                                     -----------
                    HOME FURNISHINGS: 0.0%
         30         Leggett & Platt, Inc.                    759
         10         Whirlpool Corp.                          665
                                                     -----------
                                                           1,424
                                                     -----------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
         10         Avery Dennison Corp.                     590
         20         Clorox Co.                             1,047
         30         Fortune Brands, Inc.                   2,260
                                                     -----------
                                                           3,897
                                                     -----------
                    INSURANCE: 0.1%
         70    @@   ACE Ltd.                               2,883
        100         Aflac, Inc.                            4,060
        170         Allstate Corp.                         7,476
         20         AMBAC Financial Group, Inc.            1,383
        480         American International Group          35,183
         50         AON Corp.                              1,382
         30         Chubb Corp.                            2,021
         40         Cigna Corp.                            2,712
         31         Cincinnati Financial Corp.             1,325
         50         Hartford Financial Services
                      Group, Inc.                          3,306
         30         Jefferson-Pilot Corp.                  1,540
         50         Lincoln National Corp.                 2,375
         30         Loews Corp.                            1,729
        100         Marsh & McLennan Cos., Inc.            4,412
         30         MBIA, Inc.                             1,662
        140         Metlife, Inc.                          4,976
         20         MGIC Investment Corp.                  1,460
         60         Principal Financial Group              2,097
         50         Progressive Corp.                      4,289
        100         Prudential Financial, Inc.             4,430
         30         Safeco Corp.                           1,259
        120         St. Paul Cos.                          4,761
         20         Torchmark Corp.                        1,084
         20    @@   XL Capital Ltd.                        1,493
                                                     -----------
                                                          99,298
                                                     -----------
                    INTERNET: 0.0%
        120    @    eBay, Inc.                            10,656
         20    @    Monster Worldwide, Inc.                  506
         80    @    Symantec Corp.                         3,664
        100    @    Yahoo!, Inc.                           3,066
                                                     -----------
                                                          17,892
                                                     -----------
                    IRON/STEEL: 0.0%
         20         Nucor Corp.                            1,317
         20         United States Steel Corp.                607
                                                     -----------
                                                           1,924
                                                     -----------


  Shares                                                Value
----------------------------------------------------------------
                    LEISURE TIME: 0.0%
         30         Brunswick Corp.                  $     1,215
        120         Carnival Corp.                         5,114
         60         Harley-Davidson, Inc.                  3,449
         20         Sabre Holdings Corp.                     510
                                                     -----------
                                                          10,288
                                                     -----------
                    LODGING: 0.0%
         20         Harrah's Entertainment, Inc.           1,028
         60         Hilton Hotels Corp.                    1,041
         40         Marriott International, Inc.           1,973
         40         Starwood Hotels & Resorts
                      Worldwide, Inc.                      1,687
                                                     -----------
                                                           5,729
                                                     -----------
                    MACHINERY -- CONSTRUCTION & MINING: 0.0%
         60         Caterpillar, Inc.                      4,521
                                                     -----------
                                                           4,521
                                                     -----------
                    MACHINERY -- DIVERSIFIED: 0.0%
         10         Cummins, Inc.                            582
         50         Deere & Co.                            3,286
         40         Rockwell Automation, Inc.              1,354
                                                     -----------
                                                           5,222
                                                     -----------
                    MEDIA: 0.1%
        110         Clear Channel Communications,
                      Inc.                                 4,367
         20         Dow Jones & Co., Inc.                    959
         50         Gannett Co., Inc.                      4,390
         10         Knight-Ridder, Inc.                      760
         60         McGraw-Hill Cos., Inc.                 4,675
         10         Meredith Corp.                           525
         30         New York Times Co.                     1,399
        840    @    Time Warner, Inc.                     14,313
         60         Tribune Co.                            2,897
        322         Viacom, Inc.                          11,879
        370         Walt Disney Co.                        8,684
                                                     -----------
                                                          54,848
                                                     -----------
                    MINING: 0.0%
        160         Alcoa, Inc.                            5,009
         10         Freeport-McMoRan Copper & Gold,
                      Inc.                                   336
         30         Newmont Mining Corp.                   1,191
         30    @    Phelps Dodge Corp.                     2,037
                                                     -----------
                                                           8,573
                                                     -----------
                    MISCELLANEOUS MANUFACTURING: 0.1%
        250         3M Co.                                21,140
         20         Cooper Industries Ltd.                 1,138
         10         Crane Co.                                302
         60         Danaher Corp.                          2,822
         40         Dover Corp.                            1,558
         20         Eastman Kodak Co.                        524
         30         Eaton Corp.                            1,751
      1,870         General Electric Co.                  58,193
        150         Honeywell International, Inc.          5,055
         60         Illinois Tool Works, Inc.              5,393
         10    @@   Ingersoll-Rand Co.                       653
         20         ITT Industries, Inc.                   1,611
         20         Pall Corp.                               484
         20         Textron, Inc.                          1,093
        370    @@   Tyco International Ltd.               11,392
                                                     -----------
                                                         113,109
                                                     -----------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
         40         Pitney Bowes, Inc.                     1,773
        140    @    Xerox Corp.                            1,896
                                                     -----------
                                                           3,669
                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND I           as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    OIL AND GAS: 0.2%
         20         Amerada Hess Corp.               $     1,412
         50         Anadarko Petroleum Corp.               2,726
         64         Apache Corp.                           2,583
         60         Burlington Resources, Inc.             4,016
        330         ChevronTexaco Corp.                   29,831
        165         ConocoPhillips                        12,099
         70         Devon Energy Corp.                     4,155
         20         EOG Resources, Inc.                    1,069
      1,190         Exxon Mobil Corp.                     51,467
         20         Kerr-McGee Corp.                         985
         70         Marathon Oil Corp.                     2,334
         10   @,@@  Nabors Industries Ltd.                   414
         30    @    Noble Corp.                            1,034
         90         Occidental Petroleum Corp.             3,978
         30         Sunoco, Inc.                           1,846
         60    @    Transocean, Inc.                       1,604
         50         Unocal Corp.                           1,782
         30         Valero Energy Corp.                    1,983
                                                     -----------
                                                         125,318
                                                     -----------
                    OIL AND GAS SERVICES: 0.0%
         20         Baker Hughes, Inc.                       681
         30    @    BJ Services Co.                        1,257
        110         Schlumberger Ltd.                      6,288
                                                     -----------
                                                           8,226
                                                     -----------
                    PACKAGING AND CONTAINERS: 0.0%
         10         Ball Corp.                               683
         20         Bemis Co.                                551
         30    @    Pactiv Corp.                             707
         20    @    Sealed Air Corp.                       1,006
                                                     -----------
                                                           2,947
                                                     -----------
                    PHARMACEUTICALS: 0.2%
        290         Abbott Laboratories                   11,951
         10         Allergan, Inc.                           889
         20         AmerisourceBergen Corp.                1,200
        360         Bristol-Myers Squibb Co.               9,097
         30         Cardinal Health, Inc.                  2,031
        110    @    Caremark Rx, Inc.                      3,432
        210         Eli Lilly & Co.                       15,471
         10    @    Express Scripts, Inc.                    783
         70    @    Forest Laboratories, Inc.              4,437
         56    @    King Pharmaceuticals, Inc.               748
         52    @    Medco Health Solutions, Inc.           1,822
        410         Merck & Co., Inc.                     19,393
         20         Mylan Laboratories                       446
      1,401         Pfizer, Inc.                          49,510
         20    @    Watson Pharmaceuticals, Inc.             747
        250         Wyeth                                  9,000
                                                     -----------
                                                         130,957
                                                     -----------
                    PIPELINES: 0.0%
         50    @    Dynegy, Inc.                             220
         20         Kinder Morgan, Inc.                    1,199
         90         Williams Cos., Inc.                    1,072
                                                     -----------
                                                           2,491
                                                     -----------
                    RETAIL: 0.2%
         20    @    Autonation, Inc.                         333
         50    @    Bed Bath & Beyond, Inc.                1,863
        100         Best Buy Co., Inc.                     5,276
         30    @    Big Lots, Inc.                           439
         40         Circuit City Stores, Inc.                479
         90         Costco Wholesale Corp.                 3,400
         30         CVS Corp.                              1,250
         30         Darden Restaurants, Inc.                 675
         60         Dollar General Corp.                   1,164
         10         Family Dollar Stores                     314
         60         Federated Department Stores            2,863
        280         Gap, Inc.                              6,762
        570         Home Depot, Inc.                      20,473
         50         JC Penney Co., Inc. Holding Co.        1,789


  Shares                                                Value
----------------------------------------------------------------
        160         Limited Brands                   $     3,088
        140         Lowe's Cos., Inc.                      7,500
         90         May Department Stores Co.              2,579
        320         McDonald's Corp.                       8,448
         40         Nordstrom, Inc.                        1,622
         60    @    Office Depot, Inc.                       980
         50         RadioShack Corp.                       1,520
         70         Sears Roebuck and Co.                  2,660
        120         Staples, Inc.                          3,310
        100    @    Starbucks Corp.                        4,064
        170         Target Corp.                           7,599
         10         Tiffany & Co.                            354
         90         TJX Cos., Inc.                         2,242
         70    @    Toys R US, Inc.                        1,100
        790         Wal-Mart Stores, Inc.                 44,026
        190         Walgreen Co.                           6,652
         30         Wendy's International, Inc.            1,134
         70    @    Yum! Brands, Inc.                      2,625
                                                     -----------
                                                         148,583
                                                     -----------
                    SAVINGS AND LOANS: 0.0%
         30         Golden West Financial Corp.            3,263
        170         Washington Mutual, Inc.                7,426
                                                     -----------
                                                          10,689
                                                     -----------
                    SEMICONDUCTORS: 0.1%
         70    @    Advanced Micro Devices, Inc.           1,089
         70    @    Altera Corp.                           1,602
         70         Analog Devices, Inc.                   3,441
        420    @    Applied Materials, Inc.                8,382
         40    @    Applied Micro Circuits Corp.             216
         50    @    Broadcom Corp.                         2,111
      1,200         Intel Corp.                           34,259
         40    @    Kla-Tencor Corp.                       1,927
         60         Linear Technology Corp.                2,380
         70    @    LSI Logic Corp.                          574
         60         Maxim Integrated Products              3,050
        120    @    Micron Technology, Inc.                1,804
         60    @    National Semiconductor Corp.           1,300
         10    @    Novellus Systems, Inc.                   333
         40    @    Teradyne, Inc.                           892
        320         Texas Instruments, Inc.                8,355
         60         Xilinx, Inc.                           2,189
                                                     -----------
                                                          73,904
                                                     -----------
                    SOFTWARE: 0.1%
         40         Adobe Systems, Inc.                    1,785
         30         Autodesk, Inc.                         1,076
        110         Automatic Data Processing              4,887
         60    @    BMC Software, Inc.                     1,058
         40    @    Citrix Systems, Inc.                     842
        190         Computer Associates
                      International, Inc.                  5,141
        100    @    Compuware Corp.                          795
         60    @    Electronic Arts, Inc.                  3,050
        160         First Data Corp.                       6,926
         40    @    Fiserv, Inc.                           1,513
         70         IMS Health, Inc.                       1,742
         40    @    Intuit, Inc.                           1,567
         10    @    Mercury Interactive Corp.                479
      1,980         Microsoft Corp.                       52,174
         60    @    Novell, Inc.                             547
        960    @    Oracle Corp.                          10,867
         70    @    Peoplesoft, Inc.                       1,252
        140    @    Siebel Systems, Inc.                   1,512
        130    @    Veritas Software Corp.                 3,458
                                                     -----------
                                                         100,671
                                                     -----------
                    TELECOMMUNICATIONS: 0.2%
         80         Alltel Corp.                           4,050
        140         AT&T Corp.                             2,321
        200    @    AT&T Wireless Services, Inc.           2,832

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND I           as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS (CONTINUED)
         80    @    Avaya, Inc.                      $     1,266
        330         BellSouth Corp.                        8,237
         30         CenturyTel, Inc.                         897
      1,260    @    Cisco Systems, Inc.                   27,908
         50    @    Comverse Technology, Inc.                884
        240    @    Corning, Inc.                          2,974
        730    @    Lucent Technologies, Inc.              2,606
        730         Motorola, Inc.                        14,432
        200    @    Nextel Communications, Inc.            4,626
        150         Qualcomm, Inc.                        10,061
        130    @    Qwest Communications
                      International                          488
        600         SBC Communications, Inc.              14,220
         40         Scientific-Atlanta, Inc.               1,377
        260         Sprint Corp.-FON Group                 4,618
         80    @    Tellabs, Inc.                            635
        510         Verizon Communications, Inc.          17,635
                                                     -----------
                                                         122,067
                                                     -----------
                    TEXTILES: 0.0%
         30         Cintas Corp.                           1,361
                                                     -----------
                                                           1,361
                                                     -----------
                    TOYS/GAMES/HOBBIES: 0.0%
         50         Hasbro, Inc.                             983
                                                     -----------
                                                             983
                                                     -----------
                    TRANSPORTATION: 0.0%
         60         Burlington Northern Santa Fe
                      Corp.                                1,976
         70         FedEx Corp.                            5,151
         70         Norfolk Southern Corp.                 1,696
         10         Ryder System, Inc.                       372
        210         United Parcel Service, Inc.           15,061
                                                     -----------
                                                          24,256
                                                     -----------
                    Total Common Stock (Cost
                      $1,530,285)                      1,934,638
                                                     -----------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                    REGIONAL MALLS: 0.0%
         40         Simon Property Group, Inc.             2,062
                                                     -----------
                                                           2,062
                                                     -----------
                    WAREHOUSE/INDUSTRIAL: 0.0%
         10         Prologis                                 321
                                                     -----------
                                                             321
                                                     -----------
                    Total Real Estate Investment
                      Trusts
                      (Cost $2,114)                        2,383
                                                     -----------
 Principal
  Amount                                                Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.0%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 9.5%
$ 8,133,000         1.150%, due 08/16/04             $ 8,113,057
                                                     -----------
                                                       8,113,057
                                                     -----------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 2.5%
  2,117,000         1.110%, due 07/15/04               2,114,077
                                                     -----------
                                                       2,114,077
                                                     -----------
                    Total U.S. Government Agency
                      Obligations
                      (Cost $10,133,793)              10,227,134
                                                     -----------
U.S. TREASURY OBLIGATIONS: 81.4%
                    U.S. TREASURY STRIP PRINCIPAL: 81.4%
 69,564,000         0.950%, due 08/15/04              69,427,028
                                                     -----------
                    Total U.S. Treasury Obligations
                      (Cost $68,669,990)              69,427,028
                                                     -----------
BONDS/NOTES: 4.6%
                    REGIONAL(STATE/PROVINCE): 4.6%
  3,970,000         Tennessee Valley Authority,
                      1.350%, due 07/15/04             3,963,440
                                                     -----------
                    Total Bonds/Notes
                      (Cost $3,948,782)                3,963,440
                                                     -----------
                    Total Long-Term Investments
                      (Cost $84,284,964)              85,554,623
                                                     -----------
REPURCHASE AGREEMENT: 0.1%
    113,000         Morgan Stanley Repurchase
                      Agreement dated 05/28/04,
                      1.010%, due 06/01/04,
                      $113,013 to be received upon
                      repurchase (Collateralized by
                      $120,000 Federal Home Loan
                      Mortgage Corporation, 3.875%,
                      Market Value plus accrued
                      interest $119,807, due
                      01/12/09)                          113,000
                                                     -----------
                    Total Repurchase Agreement
                      (Cost $113,000)                    113,000
                                                     -----------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $84,397,964)*            100.4%   $85,667,623
            OTHER ASSETS AND
              LIABILITIES-NET                 (0.4)      (324,501)
                                             -----    -----------
            NET ASSETS                       100.0%   $85,343,122
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes $85,057,497.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                    $623,824
      Gross Unrealized Depreciation                     (13,698)
                                                       --------
      Net Unrealized Appreciation                      $610,126
                                                       ========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND II                      as of May 31, 2004
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
COMMON STOCK: 0.9%
                    ADVERTISING: 0.0%
         30    @    Interpublic Group of Cos., Inc.  $       431
         13         Omnicom Group                          1,039
                                                     -----------
                                                           1,470
                                                     -----------
                    AEROSPACE/DEFENSE: 0.0%
         97         Boeing Co.                             4,442
         22         General Dynamics Corp.                 2,104
         10         Goodrich Corp.                           280
         30         Lockheed Martin Corp.                  1,486
          4         Northrop Grumman Corp.                   413
         26         Raytheon Co.                             865
         13         Rockwell Collins, Inc.                   391
         36         United Technologies Corp.              3,045
                                                     -----------
                                                          13,026
                                                     -----------
                    AGRICULTURE: 0.0%
        138         Altria Group, Inc.                     6,620
         20         Monsanto Co.                             690
          5         RJ Reynolds Tobacco Holdings,
                      Inc.                                   281
         11         UST, Inc.                                411
                                                     -----------
                                                           8,002
                                                     -----------
                    APPAREL: 0.0%
         12         Jones Apparel Group, Inc.                462
         10         Liz Claiborne, Inc.                      343
         29         Nike, Inc.                             2,063
          5         Reebok International Ltd.                181
          8         VF Corp.                                 376
                                                     -----------
                                                           3,425
                                                     -----------
                    AUTO MANUFACTURERS: 0.0%
        210         Ford Motor Co.                         3,118
         39         General Motors Corp.                   1,770
          4    @    Navistar International Corp.             152
         16         Paccar, Inc.                             893
                                                     -----------
                                                           5,933
                                                     -----------
                    AUTO PARTS & EQUIPMENT: 0.0%
         11         Dana Corp.                               205
         16         Delphi Corp.                             163
          6         Johnson Controls, Inc.                   324
                                                     -----------
                                                             692
                                                     -----------
                    BANKS: 0.1%
         25         AmSouth Bancorp                          637
        187         Bank of America Corp.                 15,546
         51         Bank of New York Co., Inc.             1,534
         75         Bank One Corp.                         3,634
         14         BB&T Corp.                               528
         17         Charter One Financial, Inc.              747
         12         Comerica, Inc.                           679
         15         Fifth Third Bancorp                      814
         10         First Horizon National Corp.             466
         21         Huntington Bancshares, Inc.              476
         29         KeyCorp                                  911
         15         Marshall & Ilsley Corp.                  617
         27         Mellon Financial Corp.                   795
         70         National City Corp.                    2,484
          9         North Fork Bancorporation, Inc.          347
         15         Northern Trust Corp.                     644
         19         PNC Financial Services Group,
                      Inc.                                 1,049
         15         Regions Financial Corp.                  570
         23         SouthTrust Corp.                         779
         24         State Street Corp.                     1,162
         18         SunTrust Banks, Inc.                   1,171
         19         Synovus Financial Corp.                  489
         15         Union Planters Corp.                     452
        132         US Bancorp                             3,709


  Shares                                                Value
----------------------------------------------------------------
        120         Wachovia Corp.                   $     5,665
        114         Wells Fargo & Co.                      6,703
          7         Zions Bancorporation                     429
                                                     -----------
                                                          53,037
                                                     -----------
                    BEVERAGES: 0.0%
         23         Anheuser-Busch Cos., Inc.              1,225
          4         Brown-Forman Corp.                       192
        222         Coca-Cola Co.                         11,399
         32         Coca-Cola Enterprises, Inc.              882
         20         Pepsi Bottling Group, Inc.               580
        118         PepsiCo, Inc.                          6,298
                                                     -----------
                                                          20,576
                                                     -----------
                    BIOTECHNOLOGY: 0.0%
         88    @    Amgen, Inc.                            4,814
          9    @    Biogen IDEC, Inc.                        559
         13    @    Chiron Corp.                             582
          3    @    Millipore Corp.                          165
                                                     -----------
                                                           6,120
                                                     -----------
                    BUILDING MATERIALS: 0.0%
         12    @    American Standard Cos., Inc.             450
         50         Masco Corp.                            1,447
         10         Vulcan Materials Co.                     448
                                                     -----------
                                                           2,345
                                                     -----------
                    CHEMICALS: 0.0%
          6         Air Products & Chemicals, Inc.           300
          5         Ashland, Inc.                            236
         67         Dow Chemical Co.                       2,672
          5         Eastman Chemical Co.                     232
         18         Ecolab, Inc.                             549
         13         Engelhard Corp.                          394
         10    @    Hercules, Inc.                           106
         10         International Flavors &
                      Fragrances, Inc.                       360
         17         PPG Industries, Inc.                   1,016
         26         Praxair, Inc.                            961
         16         Rohm & Haas Co.                          617
         10         Sherwin-Williams Co.                     393
          5         Sigma-Aldrich Corp.                      286
                                                     -----------
                                                           8,122
                                                     -----------
                    COMMERCIAL SERVICES: 0.0%
         12    @    Apollo Group, Inc.                     1,126
        118         Cendant Corp.                          2,706
          5         Deluxe Corp.                             214
          9         Equifax, Inc.                            221
         12         H&R Block, Inc.                          586
          9         Moody's Corp.                            589
         33         Paychex, Inc.                          1,237
         17         Robert Half International, Inc.          476
         14         RR Donnelley & Sons Co.                  424
                                                     -----------
                                                           7,579
                                                     -----------
                    COMPUTERS: 0.0%
         26    @    Apple Computer, Inc.                     730
        174    @    Dell, Inc.                             6,121
165........    @    EMC Corp.                              1,855
29.........    @    Gateway, Inc.                            117
204........         Hewlett-Packard Co.                    4,333
115........         International Business Machines
                      Corp.                               10,188
9..........    @    Lexmark International, Inc.              849
9..........    @    NCR Corp.                                434
38.........    @    Network Appliance, Inc.                  752
8..........    @    Sungard Data Systems, Inc.               222
20.........    @    Unisys Corp.                             271
                                                     -----------
                                                          25,872
                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND II          as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    wCosmetics/Personal Care: 0.0%
          8         Alberto-Culver Co.               $       376
          6         Avon Products, Inc.                      532
         36         Colgate-Palmolive Co.                  2,059
        115         Gillette Co.                           4,955
         35         Kimberly-Clark Corp.                   2,307
         88         Procter & Gamble Co.                   9,488
                                                     -----------
                                                          19,717
                                                     -----------
                    DISTRIBUTION/WHOLESALE: 0.0%
          4         Genuine Parts Co.                        151
          8         WW Grainger, Inc.                        435
                                                     -----------
                                                             586
                                                     -----------
                    DIVERSIFIED FINANCIAL SERVICES: 0.1%
         86         American Express Co.                   4,360
          8         Bear Stearns Cos., Inc.                  648
         21         Capital One Financial Corp.            1,471
         89         Charles Schwab Corp.                     872
        351         Citigroup, Inc.                       16,298
         31         Countrywide Financial Corp.            2,000
         39    @    E*TRADE Group, Inc.                      445
         66         Fannie Mae                             4,468
          6         Federated Investors, Inc.                179
         16         Franklin Resources, Inc.                 804
         47         Freddie Mac                            2,744
         44         Goldman Sachs Group, Inc.              4,132
         17         Janus Capital Group, Inc.                278
        188         JP Morgan Chase & Co.                  6,927
         25         Lehman Brothers Holdings, Inc.         1,891
         86         MBNA Corp.                             2,184
         89         Merrill Lynch & Co., Inc.              5,055
        100         Morgan Stanley                         5,352
         30    @    Providian Financial Corp.                408
         33         SLM Corp.                              1,265
          8         T Rowe Price Group, Inc.                 385
                                                     -----------
                                                          62,166
                                                     -----------
                    ELECTRIC: 0.0%
         68    @    AES Corp.                                635
          7    @    Allegheny Energy, Inc.                   100
         13         Ameren Corp.                             575
         29         American Electric Power Co.,
                      Inc.                                   921
         34         Centerpoint Energy, Inc.                 369
          5         Cinergy Corp.                            188
          6         Consolidated Edison, Inc.                236
         12         Constellation Energy Group,
                      Inc.                                   459
          4         DTE Energy Co.                           161
         61         Duke Energy Corp.                      1,216
         39         Edison International                     941
         17         Entergy Corp.                            928
         48         Exelon Corp.                           1,598
         22         FirstEnergy Corp.                        858
         13         FPL Group, Inc.                          829
         16         NiSource, Inc.                           324
         34    @    PG&E Corp.                               969
          5         Pinnacle West Capital Corp.              201
         12         PPL Corp.                                518
          8         Progress Energy, Inc.                    341
         19         Public Service Enterprise
                      Group, Inc.                            801
         52         Southern Co.                           1,504
         15         TECO Energy, Inc.                        182
         30         TXU Corp.                              1,121
         26         Xcel Energy, Inc.                        442
                                                     -----------
                                                          16,417
                                                     -----------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
         29         Emerson Electric Co.                   1,731
          6         Molex, Inc.                              176
                                                     -----------
                                                           1,907
                                                     -----------


  Shares                                                Value
----------------------------------------------------------------
                    ELECTRONICS: 0.0%
         31    @    Agilent Technologies, Inc.       $       796
         20         Applera Corp.-Applied
                      Biosystems Group                       388
         12    @    Jabil Circuit, Inc.                      340
          8         Parker Hannifin Corp.                    444
         10         Perkinelmer, Inc.                        195
         60    @    Sanmina-SCI Corp.                        635
         53    @    Solectron Corp.                          292
         15         Symbol Technologies, Inc.                221
          5         Tektronix, Inc.                          158
         16    @    Thermo Electron Corp.                    492
          8    @    Waters Corp.                             369
                                                     -----------
                                                           4,330
                                                     -----------
                    ENTERTAINMENT: 0.0%
         24         International Game Technology            943
                                                     -----------
                                                             943
                                                     -----------
                    ENVIRONMENTAL CONTROL: 0.0%
         20    @    Allied Waste Industries, Inc.            265
         38         Waste Management, Inc.                 1,093
                                                     -----------
                                                           1,358
                                                     -----------
                    FOOD: 0.0%
         43         Archer-Daniels-Midland Co.               715
         11         Campbell Soup Co.                        281
         38         Conagra Foods, Inc.                    1,069
          9         Hershey Foods Corp.                      799
         24         HJ Heinz Co.                             896
         26         Kellogg Co.                            1,102
         10         McCormick & Co., Inc.                    355
         11    @    Safeway, Inc.                            248
         50         Sara Lee Corp.                         1,145
         17         Supervalu, Inc.                          527
         18         Sysco Corp.                              675
         14         WM Wrigley Jr Co.                        879
                                                     -----------
                                                           8,691
                                                     -----------
                    FOREST PRODUCTS & PAPER: 0.0%
          5         Boise Cascade Corp.                      176
         24         Georgia-Pacific Corp.                    860
         35         International Paper Co.                1,468
         11         Louisiana-Pacific Corp.                  254
         11         Plum Creek Timber Co., Inc.              345
          4         Temple-Inland, Inc.                      261
         28         Weyerhaeuser Co.                       1,692
                                                     -----------
                                                           5,056
                                                     -----------
                    GAS: 0.0%
         12         KeySpan Corp.                            425
          2         Peoples Energy Corp.                      83
         20         Sempra Energy                            667
                                                     -----------
                                                           1,175
                                                     -----------
                    HAND/MACHINE TOOLS: 0.0%
          8         Black & Decker Corp.                     479
          4         Snap-On, Inc.                            135
          6         Stanley Works                            261
                                                     -----------
                                                             875
                                                     -----------
                    HEALTHCARE -- PRODUCTS: 0.0%
          5         Bausch & Lomb, Inc.                      305
         45         Baxter International, Inc.             1,415
         18         Becton Dickinson & Co.                   906
         20         Biomet, Inc.                             802
         56    @    Boston Scientific Corp.                2,481
          5         CR Bard, Inc.                            561
         22         Guidant Corp.                          1,195
        200         Johnson & Johnson                     11,142
         82         Medtronic, Inc.                        3,928
         12    @    St. Jude Medical, Inc.                   915

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND II          as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    HEALTHCARE -- PRODUCTS (CONTINUED)
         26         Stryker Corp.                    $     1,322
         22    @    Zimmer Holdings, Inc.                  1,878
                                                     -----------
                                                          26,850
                                                     -----------
                    HEALTHCARE -- SERVICES: 0.0%
         16    @    Anthem, Inc.                           1,416
         17    @    Humana, Inc.                             290
          6         Manor Care, Inc.                         188
          6         Quest Diagnostics                        517
         72         UnitedHealth Group, Inc.               4,699
         17    @    WellPoint Health Networks              1,896
                                                     -----------
                                                           9,006
                                                     -----------
                    HOME BUILDERS: 0.0%
          9         Centex Corp.                             437
          5         KB Home                                  329
                                                     -----------
                                                             766
                                                     -----------
                    HOME FURNISHINGS: 0.0%
         12         Leggett & Platt, Inc.                    303
          7         Whirlpool Corp.                          466
                                                     -----------
                                                             769
                                                     -----------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
          3         Avery Dennison Corp.                     177
          6         Clorox Co.                               314
         12         Fortune Brands, Inc.                     904
                                                     -----------
                                                           1,395
                                                     -----------
                    INSURANCE: 0.1%
         27    @@   ACE Ltd.                               1,112
         36         Aflac, Inc.                            1,462
         63         Allstate Corp.                         2,770
          7         Ambac Financial Group, Inc.              484
        176         American International Group          12,900
         20         AON Corp.                                553
         13         Chubb Corp.                              876
         16         Cigna Corp.                            1,085
         11         Cincinnati Financial Corp.               470
         18         Hartford Financial Services
                      Group, Inc.                          1,190
         10         Jefferson-Pilot Corp.                    513
         16         Lincoln National Corp.                   760
         13         Loews Corp.                              749
         35         Marsh & McLennan Cos., Inc.            1,544
         10         MBIA, Inc.                               554
         52         Metlife, Inc.                          1,849
          6         MGIC Investment Corp.                    438
         22         Principal Financial Group                769
         21         Progressive Corp.                      1,801
         37         Prudential Financial, Inc.             1,639
         10         Safeco Corp.                             420
         44         St. Paul Cos.                          1,746
         10         Torchmark Corp.                          542
          9    @@   XL Capital Ltd.                          672
                                                     -----------
                                                          36,898
                                                     -----------
                    INTERNET: 0.0%
         44    @    eBay, Inc.                             3,908
          6    @    Monster Worldwide, Inc.                  152
         28    @    Symantec Corp.                         1,282
         38    @    Yahoo!, Inc.                           1,165
                                                     -----------
                                                           6,507
                                                     -----------
                    IRON/STEEL: 0.0%
          5         Nucor Corp.                              329
          8         United States Steel Corp.                243
                                                     -----------
                                                             572
                                                     -----------


  Shares                                                Value
----------------------------------------------------------------
                    LEISURE TIME: 0.0%
          9         Brunswick Corp.                  $       365
         42         Carnival Corp.                         1,789
         21         Harley-Davidson, Inc.                  1,207
          9         Sabre Holdings Corp.                     230
                                                     -----------
                                                           3,591
                                                     -----------
                    LODGING: 0.0%
         10         Harrah's Entertainment, Inc.             514
         24         Hilton Hotels Corp.                      416
         15         Marriott International, Inc.             741
         13         Starwood Hotels & Resorts
                      Worldwide, Inc.                        548
                                                     -----------
                                                           2,219
                                                     -----------
                    MACHINERY -- CONSTRUCTION & MINING: 0.0%
         24         Caterpillar, Inc.                      1,808
                                                     -----------
                                                           1,808
                                                     -----------
                    MACHINERY -- DIVERSIFIED: 0.0%
          3         Cummins, Inc.                            175
         17         Deere & Co.                            1,117
         12         Rockwell Automation, Inc.                406
                                                     -----------
                                                           1,698
                                                     -----------
                    MEDIA: 0.0%
         41         Clear Channel Communications,
                      Inc.                                 1,628
          5         Dow Jones & Co., Inc.                    240
         18         Gannett Co., Inc.                      1,580
          5         Knight-Ridder, Inc.                      380
         22         McGraw-Hill Cos., Inc.                 1,714
          5         Meredith Corp.                           262
         10         New York Times Co.                       466
        308    @    Time Warner, Inc.                      5,249
         21         Tribune Co.                            1,014
        118         Viacom, Inc.                           4,353
        140         Walt Disney Co.                        3,286
                                                     -----------
                                                          20,172
                                                     -----------
                    METAL FABRICATE/HARDWARE: 0.0%
          5         Worthington Industries                    96
                                                     -----------
                                                              96
                                                     -----------
                    MINING: 0.0%
         62         Alcoa, Inc.                            1,941
          5         Freeport-McMoRan Copper & Gold,
                      Inc.                                   168
         13         Newmont Mining Corp.                     516
         12    @    Phelps Dodge Corp.                       815
                                                     -----------
                                                           3,440
                                                     -----------
                    MISCELLANEOUS MANUFACTURING: 0.1%
         90         3M Co.                                 7,610
          5         Cooper Industries Ltd.                   285
          6         Crane Co.                                181
         20         Danaher Corp.                            941
         14         Dover Corp.                              545
          8         Eastman Kodak Co.                        209
          9         Eaton Corp.                              525
        689         General Electric Co.                  21,442
         57         Honeywell International, Inc.          1,921
         21         Illinois Tool Works, Inc.              1,887
          5    @@   Ingersoll-Rand Co.                       327
          6         ITT Industries, Inc.                     483
         10         Pall Corp.                               242
         10         Textron, Inc.                            547
        136    @@   Tyco International Ltd.                4,187
                                                     -----------
                                                          41,332
                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND II          as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
         16         Pitney Bowes, Inc.               $       709
         50    @    Xerox Corp.                              677
                                                     -----------
                                                           1,386
                                                     -----------
                    OIL AND GAS: 0.1%
          6         Amerada Hess Corp.                       424
         17         Anadarko Petroleum Corp.                 927
         22         Apache Corp.                             888
         22         Burlington Resources, Inc.             1,473
        121         ChevronTexaco Corp.                   10,937
         63         ConocoPhillips                         4,620
         26         Devon Energy Corp.                     1,543
          6         EOG Resources, Inc.                      321
        439         Exxon Mobil Corp.                     18,986
          6         Kerr-McGee Corp.                         296
         31         Marathon Oil Corp.                     1,034
          4   @,@@  Nabors Industries Ltd.                   166
          9    @    Noble Corp.                              310
         35         Occidental Petroleum Corp.             1,547
          9         Sunoco, Inc.                             554
         21    @    Transocean, Inc.                         561
         17         Unocal Corp.                             606
         11         Valero Energy Corp.                      727
                                                     -----------
                                                          45,920
                                                     -----------
                    OIL AND GAS SERVICES: 0.0%
          8         Baker Hughes, Inc.                       272
          9    @    BJ Services Co.                          377
         39         Schlumberger Ltd.                      2,230
                                                     -----------
                                                           2,879
                                                     -----------
                    PACKAGING AND CONTAINERS: 0.0%
          5         Ball Corp.                               341
         10         Bemis Co.                                276
          7    @    Pactiv Corp.                             165
          6    @    Sealed Air Corp.                         302
                                                     -----------
                                                           1,084
                                                     -----------
                    PHARMACEUTICALS: 0.1%
        109         Abbott Laboratories                    4,492
          4         Allergan, Inc.                           356
          7         Amerisourcebergen Corp.                  420
        133         Bristol-Myers Squibb Co.               3,361
         11         Cardinal Health, Inc.                    745
         40    @    Caremark Rx, Inc.                      1,248
         76         Eli Lilly & Co.                        5,599
          5    @    Express Scripts, Inc.                    391
         24    @    Forest Laboratories, Inc.              1,521
         21    @    King Pharmaceuticals, Inc.               281
         18    @    Medco Health Solutions, Inc.             631
        151         Merck & Co., Inc.                      7,142
          7         Mylan Laboratories                       156
        515         Pfizer, Inc.                          18,199
         10    @    Watson Pharmaceuticals, Inc.             374
         90         Wyeth                                  3,240
                                                     -----------
                                                          48,156
                                                     -----------
                    PIPELINES: 0.0%
          7    @    Dynegy, Inc.                              31
          9         Kinder Morgan, Inc.                      540
         33         Williams Cos., Inc.                      393
                                                     -----------
                                                             964
                                                     -----------
                    RETAIL: 0.1%
          8    @    Autonation, Inc.                         133
         20    @    Bed Bath & Beyond, Inc.                  745
         37         Best Buy Co., Inc.                     1,952
         16         Circuit City Stores, Inc.                192
         32         Costco Wholesale Corp.                 1,209
         12         CVS Corp.                                500
         11         Darden Restaurants, Inc.                 248


  Shares                                                Value
----------------------------------------------------------------
         24         Dollar General Corp.             $       466
          5         Family Dollar Stores                     157
         21         Federated Department Stores            1,002
        104         Gap, Inc.                              2,512
        209         Home Depot, Inc.                       7,507
         18         JC Penney Co., Inc.                      644
         58         Limited Brands                         1,119
         52         Lowe's Cos., Inc.                      2,786
         30         May Department Stores Co.                860
        116         McDonald's Corp.                       3,062
         15         Nordstrom, Inc.                          608
         22    @    Office Depot, Inc.                       359
         17         RadioShack Corp.                         517
         26         Sears Roebuck And Co.                    988
         44         Staples, Inc.                          1,214
         35    @    Starbucks Corp.                        1,422
         60         Target Corp.                           2,682
          4         Tiffany & Co.                            141
         33         TJX Cos., Inc.                           822
         15    @    Toys R US, Inc.                          236
        293         Wal-Mart Stores, Inc.                 16,328
         70         Walgreen Co.                           2,451
         12         Wendy's International, Inc.              453
         27    @    Yum! Brands, Inc.                      1,013
                                                     -----------
                                                          54,328
                                                     -----------
                    SAVINGS AND LOANS: 0.0%
         11         Golden West Financial Corp.            1,196
         64         Washington Mutual, Inc.                2,796
                                                     -----------
                                                           3,992
                                                     -----------
                    SEMICONDUCTORS: 0.0%
         24    @    Advanced Micro Devices, Inc.             373
         26    @    Altera Corp.                             595
         25         Analog Devices, Inc.                   1,229
        154    @    Applied Materials, Inc.                3,074
         16    @    Applied Micro Circuits Corp.              86
         19    @    Broadcom Corp.                           802
        438         Intel Corp.                           12,505
         12    @    Kla-Tencor Corp.                         578
         22         Linear Technology Corp.                  873
         34    @    LSI Logic Corp.                          279
         23         Maxim Integrated Products              1,169
         43    @    Micron Technology, Inc.                  646
         26    @    National Semiconductor Corp.             563
          4    @    Novellus Systems, Inc.                   133
         13    @    Teradyne, Inc.                           290
        119         Texas Instruments, Inc.                3,107
         23         Xilinx, Inc.                             839
                                                     -----------
                                                          27,141
                                                     -----------
                    SOFTWARE: 0.1%
         17         Adobe Systems, Inc.                      759
         11         Autodesk, Inc.                           394
         39         Automatic Data Processing              1,733
         20    @    BMC Software, Inc.                       353
         17    @    Citrix Systems, Inc.                     358
         68         Computer Associates
                      International, Inc.                  1,840
         34    @    Compuware Corp.                          270
         21    @    Electronic Arts, Inc.                  1,067
         60         First Data Corp.                       2,597
         15    @    Fiserv, Inc.                             567
         27         IMS Health, Inc.                         672
         14    @    Intuit, Inc.                             549
          3    @    Mercury Interactive Corp.                144
        735         Microsoft Corp.                       19,368
         22    @    Novell, Inc.                             200
        351    @    Oracle Corp.                           3,974
         24    @    Peoplesoft, Inc.                         429

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND II          as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    SOFTWARE (CONTINUED)
         43    @    Siebel Systems, Inc.             $       464
         49    @    Veritas Software Corp.                 1,303
                                                     -----------
                                                          37,041
                                                     -----------
                    TELECOMMUNICATIONS: 0.1%
         29         Alltel Corp.                           1,468
         53         AT&T Corp.                               879
         72    @    AT&T Wireless Services, Inc.           1,020
         30    @    Avaya, Inc.                              475
        127         Bellsouth Corp.                        3,170
         10         CenturyTel, Inc.                         299
        463    @    Cisco Systems, Inc.                   10,254
         10    @    Comverse Technology, Inc.                177
         92    @    Corning, Inc.                          1,140
        278    @    Lucent Technologies, Inc.                992
        269         Motorola, Inc.                         5,318
         75    @    Nextel Communications, Inc.            1,735
         54         Qualcomm, Inc.                         3,622
         48    @    Qwest Communications
                      International                          180
        224         SBC Communications, Inc.               5,309
         18         Scientific-Atlanta, Inc.                 620
         97         Sprint Corp.-FON Group                 1,723
         30    @    Tellabs, Inc.                            238
        188         Verizon Communications, Inc.           6,501
                                                     -----------
                                                          45,120
                                                     -----------
                    TEXTILES: 0.0%
         10         Cintas Corp.                             454
                                                     -----------
                                                             454
                                                     -----------
                    TOYS/GAMES/HOBBIES: 0.0%
         18         Hasbro, Inc.                             354
                                                     -----------
                                                             354
                                                     -----------
                    TRANSPORTATION: 0.0%
         24         Burlington Northern Santa Fe
                      Corp.                                  791
         27         FedEx Corp.                            1,987
         27         Norfolk Southern Corp.                   654
          5         Ryder System, Inc.                       186
         78         United Parcel Service, Inc.            5,593
                                                     -----------
                                                           9,211
                                                     -----------
                    Total Common Stock
                      (Cost $543,394)                    714,569
                                                     -----------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                    REGIONAL MALLS: 0.0%
         14         Simon Property Group, Inc.               722
                                                     -----------
                                                             722
                                                     -----------
                    WAREHOUSE/INDUSTRIAL: 0.0%
          5         Prologis                                 160
                                                     -----------
                                                             160
                                                     -----------
                    Total Real Estate Investment
                      Trusts
                      (Cost $748)                            882
                                                     -----------
 Principal
  Amount                                                Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 40.0%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION:
                      32.6%
$25,000,000         1.610%, due 12/14/04             $24,782,176
                                                     -----------
                                                      24,782,176
                                                     -----------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 7.4%
  5,655,000         1.440%, due 11/15/04               5,618,112
                                                     -----------
                                                       5,618,112
                                                     -----------
                    Total U.S. Government Agency
                      Obligations
                      (Cost $29,908,946)              30,400,288
                                                     -----------
U.S. TREASURY OBLIGATIONS: 29.1%
                    U.S. TREASURY STRIP PRINCIPAL: 29.1%
 22,232,000         1.320%, due 11/15/04              22,098,119
                                                     -----------
                    Total U.S. Treasury Obligations
                      (Cost $21,517,004)              22,098,119
                                                     -----------
BONDS/NOTES: 30.0%
                    SOVEREIGN: 30.0%
  2,953,000         Financing Corporation, 1.520%,
                      due 11/11/04                     2,933,079
 20,000,000         Israel Trust, 1.670%, due
                      11/15/04                        19,845,400
                                                     -----------
                    Total Bond/Notes
                      (Cost $22,543,783)              22,778,479
                                                     -----------
                    Total Long-Term Investments
                      (Cost $74,513,875)              75,992,337
                                                     -----------
REPURCHASE AGREEMENT: 0.3%
    256,000         Morgan Stanley Repurchase
                      Agreement dated 05/28/04,
                      1.010%, due 06/01/04,
                      $256,029 to be received upon
                      repurchase (Collateralized by
                      $270,000 Federal Home Loan
                      Mortgage Corporation, 3.875%,
                      Market Value plus accrued
                      interest $269,565, due
                      01/12/09)                          256,000
                                                     -----------
                    Total Repurchase Agreement
                      (Cost $256,000)                    256,000
                                                     -----------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $74,769,875)*            100.3%   $76,248,337
            OTHER ASSETS AND
              LIABILITIES-NET                 (0.3)      (235,794)
                                             -----    -----------
            NET ASSETS                       100.0%   $76,012,543
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $74,870,984. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $1,379,510
      Gross Unrealized Depreciation                      (2,157)
                                                     ----------
      Net Unrealized Appreciation                    $1,377,353
                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND III                     as of May 31, 2004
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
COMMON STOCK: 3.6%
                    ADVERTISING: 0.0%
        100    @    Interpublic Group of Cos., Inc.  $     1,438
         40         Omnicom Group                          3,195
                                                     -----------
                                                           4,633
                                                     -----------
                    AEROSPACE/DEFENSE: 0.1%
        310         Boeing Co.                            14,197
         70         General Dynamics Corp.                 6,694
         30         Goodrich Corp.                           841
        100         Lockheed Martin Corp.                  4,954
         20         Northrop Grumman Corp.                 2,063
         90         Raytheon Co.                           2,993
         50         Rockwell Collins, Inc.                 1,502
        110         United Technologies Corp.              9,307
                                                     -----------
                                                          42,551
                                                     -----------
                    AGRICULTURE: 0.1%
        450         Altria Group, Inc.                    21,586
         60         Monsanto Co.                           2,070
         20         RJ Reynolds Tobacco Holdings,
                      Inc.                                 1,124
         30         UST, Inc.                              1,121
                                                     -----------
                                                          25,901
                                                     -----------
                    APPAREL: 0.0%
         40         Jones Apparel Group, Inc.              1,539
         30         Liz Claiborne, Inc.                    1,029
        100         Nike, Inc.                             7,114
         20         Reebok International Ltd.                725
         20         VF Corp.                                 940
                                                     -----------
                                                          11,347
                                                     -----------
                    AUTO MANUFACTURERS: 0.0%
        680         Ford Motor Co.                        10,097
        120         General Motors Corp.                   5,447
         47         Paccar, Inc.                           2,623
                                                     -----------
                                                          18,167
                                                     -----------
                    AUTO PARTS & EQUIPMENT: 0.0%
         40         Dana Corp.                               746
         20         Johnson Controls, Inc.                 1,078
                                                     -----------
                                                           1,824
                                                     -----------
                    BANKS: 0.3%
         80         AmSouth Bancorp                        2,038
        603         Bank of America Corp.                 50,126
        160         Bank of New York Co., Inc.             4,811
        240         Bank One Corp.                        11,628
         50         BB&T Corp.                             1,884
         52         Charter One Financial, Inc.            2,286
         40         Comerica, Inc.                         2,264
         50         Fifth Third Bancorp                    2,715
         30         First Horizon National Corp.           1,397
         40         Huntington Bancshares, Inc.              907
         90         KeyCorp                                2,827
         50         Marshall & Ilsley Corp.                2,058
         90         Mellon Financial Corp.                 2,650
        230         National City Corp.                    8,163
         30         North Fork Bancorporation, Inc.        1,155
         50         Northern Trust Corp.                   2,148
         60         PNC Financial Services Group,
                      Inc.                                 3,313
         50         Regions Financial Corp.                1,901
         70         SouthTrust Corp.                       2,371
         80         State Street Corp.                     3,874
         60         SunTrust Banks, Inc.                   3,905
         60         Synovus Financial Corp.                1,545
         50         Union Planters Corp.                   1,506
        429         US Bancorp                            12,055
        440         Wachovia Corp.                        20,772


  Shares                                                Value
----------------------------------------------------------------
        370         Wells Fargo & Co.                $    21,755
         20         Zions Bancorporation                   1,226
                                                     -----------
                                                         173,280
                                                     -----------
                    BEVERAGES: 0.1%
         70         Anheuser-Busch Cos., Inc.              3,729
         20         Brown-Forman Corp.                       961
        730         Coca-Cola Co.                         37,485
        100         Coca-Cola Enterprises, Inc.            2,755
         10         Coors (Adolph)                           645
         50         Pepsi Bottling Group, Inc.             1,450
        380         PepsiCo, Inc.                         20,281
                                                     -----------
                                                          67,306
                                                     -----------
                    BIOTECHNOLOGY: 0.0%
        286    @    Amgen, Inc.                           15,643
         30    @    Biogen IDEC, Inc.                      1,865
         50    @    Chiron Corp.                           2,238
         10    @    Millipore Corp.                          550
                                                     -----------
                                                          20,296
                                                     -----------
                    BUILDING MATERIALS: 0.0%
         60    @    American Standard Cos., Inc.           2,251
        160         Masco Corp.                            4,632
         30         Vulcan Materials Co.                   1,343
                                                     -----------
                                                           8,226
                                                     -----------
                    CHEMICALS: 0.1%
         20         Air Products & Chemicals, Inc.           999
         20         Ashland, Inc.                            943
        220         Dow Chemical Co.                       8,779
         20         Eastman Chemical Co.                     927
         60         Ecolab, Inc.                           1,831
         30         Engelhard Corp.                          908
         30    @    Hercules, Inc.                           317
         20         International Flavors &
                      Fragrances, Inc.                       720
         60         PPG Industries, Inc.                   3,588
         80         Praxair, Inc.                          2,959
         60         Rohm & Haas Co.                        2,312
         30         Sherwin-Williams Co.                   1,179
         20         Sigma-Aldrich Corp.                    1,142
                                                     -----------
                                                          26,604
                                                     -----------
                    COMMERCIAL SERVICES: 0.1%
         40    @    Apollo Group, Inc.                     3,752
        380         Cendant Corp.                          8,718
         10         Deluxe Corp.                             428
         40         Equifax, Inc.                            980
         40         H&R Block, Inc.                        1,954
         30         Moody's Corp.                          1,962
        110         Paychex, Inc.                          4,126
         30         Robert Half International, Inc.          839
         40         RR Donnelley & Sons Co.                1,210
                                                     -----------
                                                          23,969
                                                     -----------
                    COMPUTERS: 0.1%
         80    @    Apple Computer, Inc.                   2,245
        560    @    Dell, Inc.                            19,701
        530    @    EMC Corp./Mass                         5,957
         90    @    Gateway, Inc.                            365
        673         Hewlett-Packard Co.                   14,295
        370         International Business Machines
                      Corp.                               32,777
         30    @    Lexmark International, Inc.            2,830
         20    @    NCR Corp.                                965
        120    @    Network Appliance, Inc.                2,376
         30    @    Sungard Data Systems, Inc.               831
         80    @    Unisys Corp.                           1,085
                                                     -----------
                                                          83,427
                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND III         as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    COSMETICS/PERSONAL CARE: 0.1%
         15         Alberto-Culver Co.               $       705
         20         Avon Products, Inc.                    1,773
        120         Colgate-Palmolive Co.                  6,864
        370         Gillette Co.                          15,943
        110         Kimberly-Clark Corp.                   7,249
        280         Procter & Gamble Co.                  30,190
                                                     -----------
                                                          62,724
                                                     -----------
                    DISTRIBUTION/WHOLESALE: 0.0%
         20         WW Grainger, Inc.                      1,089
                                                     -----------
                                                           1,089
                                                     -----------
                    DIVERSIFIED FINANCIAL SERVICES: 0.3%
        290         American Express Co.                  14,703
         20         Bear Stearns Cos., Inc.                1,621
         70         Capital One Financial Corp.            4,904
        280         Charles Schwab Corp.                   2,744
      1,123         Citigroup, Inc.                       52,140
        104         Countrywide Financial Corp.            6,708
         90    @    E*TRADE Group, Inc.                    1,027
        210         Fannie Mae                            14,217
         20         Federated Investors, Inc.                596
         50         Franklin Resources, Inc.               2,514
        150         Freddie Mac                            8,759
        140         Goldman Sachs Group, Inc.             13,147
         50         Janus Capital Group, Inc.                819
        610         JP Morgan Chase & Co.                 22,471
         80         Lehman Brothers Holdings, Inc.         6,052
        270         MBNA Corp.                             6,858
        290         Merrill Lynch & Co., Inc.             16,472
        320         Morgan Stanley                        17,123
         90    @    Providian Financial Corp.              1,224
         90         SLM Corp.                              3,450
         30         T Rowe Price Group, Inc.               1,445
                                                     -----------
                                                         198,994
                                                     -----------
                    ELECTRIC: 0.1%
        220    @    AES Corp.                              2,055
         40         Ameren Corp.                           1,768
         90         American Electric Power Co.,
                      Inc.                                 2,859
        100         Centerpoint Energy, Inc.               1,084
         20         Cinergy Corp.                            750
         20         Consolidated Edison, Inc.                785
         40         Constellation Energy Group,
                      Inc.                                 1,530
        200         Duke Energy Corp.                      3,988
        110         Edison International                   2,655
         60         Entergy Corp.                          3,277
        140         Exelon Corp.                           4,662
         70         FirstEnergy Corp.                      2,730
         40         FPL Group, Inc.                        2,550
         50         NiSource, Inc.                         1,013
        110    @    PG&E Corp.                             3,135
         20         Pinnacle West Capital Corp.              806
         40         PPL Corp.                              1,726
         30         Progress Energy, Inc.                  1,278
         60         Public Service Enterprise
                      Group, Inc.                          2,530
        170         Southern Co.                           4,916
         50         TECO Energy, Inc.                        608
        110         TXU Corp.                              4,111
        120         Xcel Energy, Inc.                      2,039
                                                     -----------
                                                          52,855
                                                     -----------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
         90         Emerson Electric Co.                   5,373
         20         Molex, Inc.                              587
                                                     -----------
                                                           5,960
                                                     -----------
                    ELECTRONICS: 0.0%
        100    @    Agilent Technologies, Inc.             2,571
         60         Applera Corp.-Applied
                      Biosystems Group                     1,163


  Shares                                                Value
----------------------------------------------------------------
         40    @    Jabil Circuit, Inc.              $     1,132
         30         Parker Hannifin Corp.                  1,667
         30         Perkinelmer, Inc.                        585
        190    @    Sanmina-SCI Corp.                      2,010
        170    @    Solectron Corp.                          935
         50         Symbol Technologies, Inc.                737
         20         Tektronix, Inc.                          631
         40    @    Thermo Electron Corp.                  1,231
         30    @    Waters Corp.                           1,382
                                                     -----------
                                                          14,044
                                                     -----------
                    ENTERTAINMENT: 0.0%
         70         International Game Technology          2,751
                                                     -----------
                                                           2,751
                                                     -----------
                    ENVIRONMENTAL CONTROL: 0.0%
         60    @    Allied Waste Industries, Inc.            796
        130         Waste Management, Inc.                 3,738
                                                     -----------
                                                           4,534
                                                     -----------
                    FOOD: 0.1%
        133         Archer-Daniels-Midland Co.             2,212
         40         Campbell Soup Co.                      1,020
        120         ConAgra Foods, Inc.                    3,374
         30         Hershey Foods Corp.                    2,662
         80         HJ Heinz Co.                           2,987
         80         Kellogg Co.                            3,392
         30         McCormick & Co., Inc.                  1,064
         40    @    Safeway, Inc.                            902
        170         Sara Lee Corp.                         3,894
         50         Supervalu, Inc.                        1,551
         60         Sysco Corp.                            2,250
         50         WM Wrigley Jr. Co.                     3,140
                                                     -----------
                                                          28,448
                                                     -----------
                    FOREST PRODUCTS & PAPER: 0.0%
         10         Boise Cascade Corp.                      352
         80         Georgia-Pacific Corp.                  2,866
        110         International Paper Co.                4,612
         30         Louisiana-Pacific Corp.                  693
         40         Plum Creek Timber Co., Inc.            1,253
         10         Temple-Inland, Inc.                      653
         90         Weyerhaeuser Co.                       5,443
                                                     -----------
                                                          15,872
                                                     -----------
                    GAS: 0.0%
         40         KeySpan Corp.                          1,416
         10         Peoples Energy Corp.                     414
         50         Sempra Energy                          1,669
                                                     -----------
                                                           3,499
                                                     -----------
                    HAND/MACHINE TOOLS: 0.0%
         30         Black & Decker Corp.                   1,798
         20         Snap-On, Inc.                            673
         20         Stanley Works                            871
                                                     -----------
                                                           3,342
                                                     -----------
                    HEALTHCARE -- PRODUCTS: 0.1%
         10         Bausch & Lomb, Inc.                      610
        140         Baxter International, Inc.             4,402
         60         Becton Dickinson & Co.                 3,019
         50         Biomet, Inc.                           2,006
        180    @    Boston Scientific Corp.                7,974
         10         CR Bard, Inc.                          1,122
         70         Guidant Corp.                          3,804
        650         Johnson & Johnson                     36,211
        270         Medtronic, Inc.                       12,933
         40    @    St. Jude Medical, Inc.                 3,050

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND III         as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    HEALTHCARE -- PRODUCTS (CONTINUED)
         80         Stryker Corp.                    $     4,068
         70    @    Zimmer Holdings, Inc.                  5,975
                                                     -----------
                                                          85,174
                                                     -----------
                    HEALTHCARE -- SERVICES: 0.1%
         50    @    Anthem, Inc.                           4,427
         50    @    Humana, Inc.                             854
         20         Manor Care, Inc.                         627
         20         Quest Diagnostics                      1,723
        240         UnitedHealth Group, Inc.              15,659
         60    @    WellPoint Health Networks              6,692
                                                     -----------
                                                          29,982
                                                     -----------
                    HOME BUILDERS: 0.0%
         40         Centex Corp.                           1,939
         10         KB Home                                  659
                                                     -----------
                                                           2,598
                                                     -----------
                    HOME FURNISHINGS: 0.0%
         20         Leggett & Platt, Inc.                    506
         10         Whirlpool Corp.                          665
                                                     -----------
                                                           1,171
                                                     -----------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
         10         Avery Dennison Corp.                     590
         20         Clorox Co.                             1,047
         30         Fortune Brands, Inc.                   2,260
                                                     -----------
                                                           3,897
                                                     -----------
                    INSURANCE: 0.2%
         90    @@   ACE Ltd.                               3,706
        110         Aflac, Inc.                            4,466
        200         Allstate Corp.                         8,795
         20         AMBAC Financial Group, Inc.            1,383
        570         American International Group          41,780
         60         AON Corp.                              1,658
         40         Chubb Corp.                            2,695
         50         Cigna Corp.                            3,390
         42         Cincinnati Financial Corp.             1,796
         60         Hartford Financial Services
                      Group, Inc.                          3,967
         30         Jefferson-Pilot Corp.                  1,540
         40         Lincoln National Corp.                 1,900
         40         Loews Corp.                            2,305
        110         Marsh & McLennan Cos., Inc.            4,853
         40         MBIA, Inc.                             2,216
        160         Metlife, Inc.                          5,688
         20         MGIC Investment Corp.                  1,460
         70         Principal Financial Group              2,447
         60         Progressive Corp.                      5,146
        120         Prudential Financial, Inc.             5,316
         30         Safeco Corp.                           1,259
        140         St. Paul Cos.                          5,555
         30         Torchmark Corp.                        1,626
         30    @@   XL Capital Ltd.                        2,240
                                                     -----------
                                                         117,187
                                                     -----------
                    INTERNET: 0.0%
        140    @    eBay, Inc.                            12,432
         20    @    Monster Worldwide, Inc.                  506
         90    @    Symantec Corp.                         4,122
        120    @    Yahoo!, Inc.                           3,679
                                                     -----------
                                                          20,739
                                                     -----------
                    IRON/STEEL: 0.0%
         20         Nucor Corp.                            1,317
         30         United States Steel Corp.                911
                                                     -----------
                                                           2,228
                                                     -----------


  Shares                                                Value
----------------------------------------------------------------
                    LEISURE TIME: 0.0%
         30         Brunswick Corp.                  $     1,215
        140         Carnival Corp.                         5,966
         70         Harley-Davidson, Inc.                  4,024
         30         Sabre Holdings Corp.                     765
                                                     -----------
                                                          11,970
                                                     -----------
                    LODGING: 0.0%
         30         Harrah's Entertainment, Inc.           1,542
         80         Hilton Hotels Corp.                    1,388
         50         Marriott International, Inc.           2,467
         40         Starwood Hotels & Resorts
                      Worldwide, Inc.                      1,687
                                                     -----------
                                                           7,084
                                                     -----------
                    MACHINERY -- CONSTRUCTION & MINING: 0.0%
         80         Caterpillar, Inc.                      6,028
                                                     -----------
                                                           6,028
                                                     -----------
                    MACHINERY -- DIVERSIFIED: 0.0%
         10         Cummins, Inc.                            582
         50         Deere & Co.                            3,285
         50         Rockwell Automation, Inc.              1,693
                                                     -----------
                                                           5,560
                                                     -----------
                    MEDIA: 0.1%
        130         Clear Channel Communications,
                      Inc.                                 5,161
         20         Dow Jones & Co., Inc.                    959
         60         Gannett Co., Inc.                      5,268
         20         Knight-Ridder, Inc.                    1,520
         70         McGraw-Hill Cos., Inc.                 5,454
         10         Meredith Corp.                           525
         30         New York Times Co.                     1,399
      1,010    @    Time Warner, Inc.                     17,210
         70         Tribune Co.                            3,380
        390         Viacom, Inc.                          14,387
        440         Walt Disney Co.                       10,327
                                                     -----------
                                                          65,590
                                                     -----------
                    MINING: 0.0%
        200         Alcoa, Inc.                            6,260
         20         Freeport-McMoRan Copper & Gold,
                      Inc.                                   673
         40         Newmont Mining Corp.                   1,588
         40    @    Phelps Dodge Corp.                     2,716
                                                     -----------
                                                          11,237
                                                     -----------
                    MISCELLANEOUS MANUFACTURING: 0.2%
        290         3M Co.                                24,522
         20         Cooper Industries Ltd.                 1,138
         10         Crane Co.                                302
         60         Danaher Corp.                          2,822
         50         Dover Corp.                            1,948
         30         Eastman Kodak Co.                        785
         30         Eaton Corp.                            1,751
      2,230         General Electric Co.                  69,397
        180         Honeywell International, Inc.          6,066
         70         Illinois Tool Works, Inc.              6,292
         20    @@   Ingersoll-Rand Co.                     1,306
         20         ITT Industries, Inc.                   1,611
         40         Pall Corp.                               967
         30         Textron, Inc.                          1,640
        430    @@   Tyco International Ltd.               13,240
                                                     -----------
                                                         133,787
                                                     -----------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
         60         Pitney Bowes, Inc.                     2,660
        160    @    Xerox Corp.                            2,166
                                                     -----------
                                                           4,826
                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND III         as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    OIL AND GAS: 0.2%
         20         Amerada Hess Corp.               $     1,412
         50         Anadarko Petroleum Corp.               2,726
         66         Apache Corp.                           2,664
         70         Burlington Resources, Inc.             4,686
        390         ChevronTexaco Corp.                   35,256
        203         ConocoPhillips                        14,886
         90         Devon Energy Corp.                     5,342
         20         EOG Resources, Inc.                    1,069
      1,420         Exxon Mobil Corp.                     61,414
         20         Kerr-McGee Corp.                         985
        100         Marathon Oil Corp.                     3,334
         10   @,@@  Nabors Industries Ltd.                   414
         30    @    Noble Corp.                            1,034
        110         Occidental Petroleum Corp.             4,862
         30         Sunoco, Inc.                           1,846
         70    @    Transocean, Inc.                       1,871
         50         Unocal Corp.                           1,782
         40         Valero Energy Corp.                    2,644
                                                     -----------
                                                         148,227
                                                     -----------
                    OIL AND GAS SERVICES: 0.0%
         30         Baker Hughes, Inc.                     1,021
         30    @    BJ Services Co.                        1,257
        130         Schlumberger Ltd.                      7,432
                                                     -----------
                                                           9,710
                                                     -----------
                    PACKAGING AND CONTAINERS: 0.0%
         20         Ball Corp.                             1,366
         20         Bemis Co.                                551
         50    @    Pactiv Corp.                           1,179
         30    @    Sealed Air Corp.                       1,508
                                                     -----------
                                                           4,604
                                                     -----------
                    PHARMACEUTICALS: 0.3%
        340         Abbott Laboratories                   14,011
         10         Allergan, Inc.                           889
         20         AmerisourceBergen Corp.                1,200
        430         Bristol-Myers Squibb Co.              10,866
         40         Cardinal Health, Inc.                  2,708
        130    @    Caremark Rx, Inc.                      4,056
        250         Eli Lilly & Co.                       18,418
         20    @    Express Scripts, Inc.                  1,565
         80    @    Forest Laboratories, Inc.              5,071
         70    @    King Pharmaceuticals, Inc.               935
         55    @    Medco Health Solutions, Inc.           1,927
        480         Merck & Co., Inc.                     22,704
      1,661         Pfizer, Inc.                          58,700
         20    @    Watson Pharmaceuticals, Inc.             747
        300         Wyeth                                 10,800
                                                     -----------
                                                         154,597
                                                     -----------
                    PIPELINES: 0.0%
         30         Kinder Morgan, Inc.                    1,800
        120         Williams Cos., Inc.                    1,429
                                                     -----------
                                                           3,229
                                                     -----------
                    RETAIL: 0.3%
         20    @    Autonation, Inc.                         333
         70    @    Bed Bath & Beyond, Inc.                2,608
        120         Best Buy Co., Inc.                     6,331
         50         Circuit City Stores, Inc.                599
        100         Costco Wholesale Corp.                 3,778
         40         CVS Corp.                              1,667
         40         Darden Restaurants, Inc.                 900
         80         Dollar General Corp.                   1,552
         20         Family Dollar Stores                     627
         70         Federated Department Stores            3,340
        340         Gap, Inc.                              8,211
        680         Home Depot, Inc.                      24,426
         60         JC Penney Co., Inc. Holding Co.        2,147
        190         Limited Brands                         3,667
        170         Lowe's Cos., Inc.                      9,107
        110         May Department Stores Co.              3,153


  Shares                                                Value
----------------------------------------------------------------
        380         McDonald's Corp.                 $    10,032
         50         Nordstrom, Inc.                        2,028
         90    @    Office Depot, Inc.                     1,471
         60         RadioShack Corp.                       1,823
         90         Sears Roebuck and Co.                  3,420
        140         Staples, Inc.                          3,861
        110    @    Starbucks Corp.                        4,470
        200         Target Corp.                           8,940
         10         Tiffany & Co.                            354
        100         TJX Cos., Inc.                         2,491
         50    @    Toys R US, Inc.                          786
        940         Wal-Mart Stores, Inc.                 52,385
        230         Walgreen Co.                           8,052
         20         Wendy's International, Inc.              756
         90    @    Yum! Brands, Inc.                      3,375
                                                     -----------
                                                         176,690
                                                     -----------
                    SAVINGS AND LOANS: 0.0%
         30         Golden West Financial Corp.            3,263
        200         Washington Mutual, Inc.                8,736
                                                     -----------
                                                          11,999
                                                     -----------
                    SEMICONDUCTORS: 0.1%
         80    @    Advanced Micro Devices, Inc.           1,244
        100    @    Altera Corp.                           2,289
         80         Analog Devices, Inc.                   3,932
        500    @    Applied Materials, Inc.                9,979
         50    @    Applied Micro Circuits Corp.             270
         60    @    Broadcom Corp.                         2,533
      1,410         Intel Corp.                           40,255
         40    @    Kla-Tencor Corp.                       1,927
         70         Linear Technology Corp.                2,776
         90    @    LSI Logic Corp.                          738
         70         Maxim Integrated Products              3,558
        140    @    Micron Technology, Inc.                2,104
         80    @    National Semiconductor Corp.           1,734
         10    @    Novellus Systems, Inc.                   333
         40    @    Teradyne, Inc.                           892
        380         Texas Instruments, Inc.                9,922
         70         Xilinx, Inc.                           2,554
                                                     -----------
                                                          87,040
                                                     -----------
                    SOFTWARE: 0.2%
         50         Adobe Systems, Inc.                    2,232
         40         Autodesk, Inc.                         1,434
        120         Automatic Data Processing              5,332
         70    @    BMC Software, Inc.                     1,235
         50    @    Citrix Systems, Inc.                   1,053
        220         Computer Associates
                      International, Inc.                  5,953
        100    @    Compuware Corp.                          795
         70    @    Electronic Arts, Inc.                  3,558
        194         First Data Corp.                       8,398
         45    @    Fiserv, Inc.                           1,702
         80         IMS Health, Inc.                       1,990
         40    @    Intuit, Inc.                           1,567
         10    @    Mercury Interactive Corp.                479
      2,350         Microsoft Corp.                       61,922
         90    @    Novell, Inc.                             820
      1,130    @    Oracle Corp.                          12,792
         60    @    Peoplesoft, Inc.                       1,073
        190    @    Siebel Systems, Inc.                   2,052
        160    @    Veritas Software Corp.                 4,256
                                                     -----------
                                                         118,643
                                                     -----------
                    TELECOMMUNICATIONS: 0.2%
         90         Alltel Corp.                           4,557
        169         AT&T Corp.                             2,802
        230    @    AT&T Wireless Services, Inc.           3,257
        100    @    Avaya, Inc.                            1,583
        410         BellSouth Corp.                       10,234
         40         CenturyTel, Inc.                       1,196

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND III         as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS (CONTINUED)
      1,500    @    Cisco Systems, Inc.              $    33,224
         60    @    Comverse Technology, Inc.              1,060
        290    @    Corning, Inc.                          3,593
        890    @    Lucent Technologies, Inc.              3,177
        870         Motorola, Inc.                        17,200
        240    @    Nextel Communications, Inc.            5,551
        180         Qualcomm, Inc.                        12,073
        150    @    Qwest Communications
                      International                          563
        730         SBC Communications, Inc.              17,301
         50         Scientific-Atlanta, Inc.               1,721
        310         Sprint Corp.-FON Group                 5,506
        100    @    Tellabs, Inc.                            794
        610         Verizon Communications, Inc.          21,093
                                                     -----------
                                                         146,485
                                                     -----------
                    TEXTILES: 0.0%
         30         Cintas Corp.                           1,361
                                                     -----------
                                                           1,361
                                                     -----------
                    TOYS/GAMES/HOBBIES: 0.0%
         50         Hasbro, Inc.                             983
                                                     -----------
                                                             983
                                                     -----------
                    TRANSPORTATION: 0.1%
         80         Burlington Northern Santa Fe
                      Corp.                                2,635
         90         FedEx Corp.                            6,622
         90         Norfolk Southern Corp.                 2,181
         20         Ryder System, Inc.                       743
        250         United Parcel Service, Inc.           17,930
                                                     -----------
                                                          30,111
                                                     -----------
                    Total Common Stock
                      (Cost $1,801,975)                2,304,380
                                                     -----------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                    REGIONAL MALLS: 0.0%
         50         Simon Property Group, Inc.             2,579
                                                     -----------
                                                           2,579
                                                     -----------
                    WAREHOUSE/INDUSTRIAL: 0.0%
         20         Prologis                                 641
                                                     -----------
                                                             641
                                                     -----------
                    Total Real Estate Investment
                      Trusts
                      (Cost $2,767)                        3,220
                                                     -----------
 Principal
  Amount                                                Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.5%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION:
                      22.5%
$15,000,000         2.050%, due 05/31/05             $14,694,750
                                                     -----------
                    Total U.S. Government Agency
                      Obligations
                      (Cost $14,292,643)              14,694,750
                                                     -----------
U.S. TREASURY OBLIGATIONS: 43.0%
                    U.S. TREASURY STRIP PRINCIPAL: 43.0%
  9,848,000         1.790%, due 05/15/05               9,682,642
 18,708,000         1.740%, due 05/15/05              18,402,591
                                                     -----------
                    Total U.S. Treasury Obligations
                      (Cost $27,480,034)              28,085,233
                                                     -----------
BONDS/NOTES: 31.0%
                    SOVEREIGN: 31.0%
 20,672,000         Israel Trust, 2.160%, due
                      05/15/05                        20,248,121
                                                     -----------
                    Total Bond/Notes (Cost
                      $19,768,306)                    20,248,121
                                                     -----------
                    Total Long-Term Investments
                      (Cost $63,345,725)              65,335,704
                                                     -----------
REPURCHASE AGREEMENT: 0.4%
    276,000         Morgan Stanley Repurchase
                      Agreement dated 05/28/04,
                      1.010%, due 06/01/04,
                      $276,031 to be received upon
                      repurchase (Collateralized by
                      $290,000 Federal Home Loan
                      Mortgage Corporation, 3.875%,
                      Market Value plus accrued
                      interest $289,533, due
                      01/12/09)                          276,000
                                                     -----------
                    Total Repurchase Agreement
                      (Cost $276,000)                    276,000
                                                     -----------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $63,621,725)*            100.5%   $65,611,704
            OTHER ASSETS AND
              LIABILITIES-NET                 (0.5)      (310,965)
                                             -----    -----------
            NET ASSETS                       100.0%   $65,300,739
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $63,921,075. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $1,700,760
      Gross Unrealized Depreciation                     (10,131)
                                                     ----------
      Net Unrealized Appreciation                    $1,690,629
                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND IV                      as of May 31, 2004
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
COMMON STOCK: 1.0%
                    ADVERTISING: 0.0%
         15    @    Interpublic Group of Cos., Inc.  $       216
          7         Omnicom Group                            559
                                                     -----------
                                                             775
                                                     -----------
                    AEROSPACE/DEFENSE: 0.0%
         54         Boeing Co.                             2,474
         12         General Dynamics Corp.                 1,148
          5         Goodrich Corp.                           140
         17         Lockheed Martin Corp.                    842
          2         Northrop Grumman Corp.                   206
         15         Raytheon Co.                             499
          7         Rockwell Collins, Inc.                   210
         20         United Technologies Corp.              1,692
                                                     -----------
                                                           7,211
                                                     -----------
                    AGRICULTURE: 0.0%
         77         Altria Group, Inc.                     3,693
         10         Monsanto Co.                             345
          3         RJ Reynolds Tobacco Holdings,
                      Inc.                                   169
          6         UST, Inc.                                224
                                                     -----------
                                                           4,431
                                                     -----------
                    APPAREL: 0.0%
          5         Jones Apparel Group, Inc.                192
          4         Liz Claiborne, Inc.                      137
         16         Nike, Inc.                             1,138
          2         Reebok International Ltd.                 73
          4         VF Corp.                                 188
                                                     -----------
                                                           1,728
                                                     -----------
                    AUTO MANUFACTURERS: 0.0%
        117         Ford Motor Co.                         1,737
         22         General Motors Corp.                     999
          2    @    Navistar International Corp.              76
         10         Paccar, Inc.                             558
                                                     -----------
                                                           3,370
                                                     -----------
                    AUTO PARTS & EQUIPMENT: 0.0%
          6         Dana Corp.                               112
          9         Delphi Corp.                              92
          3         Johnson Controls, Inc.                   161
                                                     -----------
                                                             365
                                                     -----------
                    BANKS: 0.1%
         15         AmSouth Bancorp                          382
        104         Bank of America Corp.                  8,645
         28         Bank of New York Co., Inc.               842
         43         Bank One Corp.                         2,083
          8         BB&T Corp.                               301
         10         Charter One Financial, Inc.              440
          6         Comerica, Inc.                           340
          8         Fifth Third Bancorp                      434
          5         First Horizon National Corp.             233
          8         Huntington Bancshares, Inc.              181
         16         KeyCorp                                  503
         10         Marshall & Ilsley Corp.                  412
         14         Mellon Financial Corp.                   412
         39         National City Corp.                    1,384
          5         North Fork Bancorporation, Inc.          193
          8         Northern Trust Corp.                     344
         10         PNC Financial Services Group,
                      Inc.                                   552
          9         Regions Financial Corp.                  342
         12         SouthTrust Corp.                         406
         13         State Street Corp.                       629
         10         SunTrust Banks, Inc.                     651
         10         Synovus Financial Corp.                  258
          7         Union Planters Corp.                     211


  Shares                                                Value
----------------------------------------------------------------
         73         US Bancorp                       $     2,051
         67         Wachovia Corp.                         3,163
         64         Wells Fargo & Co.                      3,763
          5         Zions Bancorporation                     307
                                                     -----------
                                                          29,462
                                                     -----------
                    BEVERAGES: 0.0%
         13         Anheuser-Busch Cos., Inc.                693
          2         Brown-Forman Corp.                        96
        124         Coca-Cola Co.                          6,367
         18         Coca-Cola Enterprises, Inc.              496
         10         Pepsi Bottling Group, Inc.               290
         66         PepsiCo, Inc.                          3,522
                                                     -----------
                                                          11,464
                                                     -----------
                    BIOTECHNOLOGY: 0.0%
         49    @    Amgen, Inc.                            2,680
          5    @    Biogen IDEC, Inc.                        311
          7    @    Chiron Corp.                             313
          2    @    Millipore Corp.                          110
                                                     -----------
                                                           3,414
                                                     -----------
                    BUILDING MATERIALS: 0.0%
          6    @    American Standard Cos., Inc.             225
         28         Masco Corp.                              811
          4         Vulcan Materials Co.                     179
                                                     -----------
                                                           1,215
                                                     -----------
                    CHEMICALS: 0.0%
          3         Air Products & Chemicals, Inc.           150
          2         Ashland, Inc.                             94
         38         Dow Chemical Co.                       1,517
          3         Eastman Chemical Co.                     139
         10         Ecolab, Inc.                             305
          8         Engelhard Corp.                          242
          5         International Flavors &
                      Fragrances, Inc.                       180
          9         PPG Industries, Inc.                     538
         14         Praxair, Inc.                            518
         10         Rohm & Haas Co.                          385
          5         Sherwin-Williams Co.                     197
          3         Sigma-Aldrich Corp.                      171
                                                     -----------
                                                           4,436
                                                     -----------
                    COMMERCIAL SERVICES: 0.0%
          7    @    Apollo Group, Inc.                       657
         65         Cendant Corp.                          1,490
          2         Deluxe Corp.                              86
          8         Equifax, Inc.                            196
          7         H&R Block, Inc.                          342
          5         Moody's Corp.                            327
         18         Paychex, Inc.                            675
          9         Robert Half International, Inc.          252
          8         RR Donnelley & Sons Co.                  242
                                                     -----------
                                                           4,267
                                                     -----------
                    COMPUTERS: 0.0%
         15    @    Apple Computer, Inc.                     421
         97    @    Dell, Inc.                             3,412
         91    @    EMC Corp./Mass                         1,023
         16    @    Gateway, Inc.                             65
        117         Hewlett-Packard Co.                    2,485
         64         International Business Machines
                      Corp.                                5,669
          5    @    Lexmark International, Inc.              472
          5    @    NCR Corp.                                241
         21    @    Network Appliance, Inc.                  416
          5    @    Sungard Data Systems, Inc.               139
         10    @    Unisys Corp.                             136
                                                     -----------
                                                          14,479
                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND IV          as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    COSMETICS/PERSONAL CARE: 0.0%
          3         Alberto-Culver Co.               $       141
          3         Avon Products, Inc.                      266
         20         Colgate-Palmolive Co.                  1,144
         64         Gillette Co.                           2,758
         20         Kimberly-Clark Corp.                   1,318
         49         Procter & Gamble Co.                   5,283
                                                     -----------
                                                          10,910
                                                     -----------
                    DISTRIBUTION/WHOLESALE: 0.0%
          5         WW Grainger, Inc.                        272
                                                     -----------
                                                             272
                                                     -----------
                    DIVERSIFIED FINANCIAL SERVICES: 0.1%
         49         American Express Co.                   2,484
          4         Bear Stearns Cos., Inc.                  324
         11         Capital One Financial Corp.              771
         49         Charles Schwab Corp.                     480
        194         Citigroup, Inc.                        9,008
         18         Countrywide Financial Corp.            1,161
         21    @    E*TRADE Group, Inc.                      240
         36         Fannie Mae                             2,437
          3         Federated Investors, Inc.                 89
          9         Franklin Resources, Inc.                 453
         26         Freddie Mac                            1,518
         25         Goldman Sachs Group, Inc.              2,348
          9         Janus Capital Group, Inc.                147
        105         JP Morgan Chase & Co.                  3,869
         14         Lehman Brothers Holdings, Inc.         1,059
         48         MBNA Corp.                             1,219
         49         Merrill Lynch & Co., Inc.              2,783
         55         Morgan Stanley                         2,943
         15    @    Providian Financial Corp.                204
         18         SLM Corp.                                690
          4         T Rowe Price Group, Inc.                 193
                                                     -----------
                                                          34,420
                                                     -----------
                    ELECTRIC: 0.0%
         38    @    AES Corp.                                355
          4    @    Allegheny Energy, Inc.                    57
          7         Ameren Corp.                             309
         16         American Electric Power Co.,
                      Inc.                                   508
         15         Centerpoint Energy, Inc.                 163
          3         Consolidated Edison, Inc.                118
          7         Constellation Energy Group,
                      Inc.                                   268
          2         DTE Energy Co.                            80
         34         Duke Energy Corp.                        678
         23         Edison International                     555
         10         Entergy Corp.                            546
         26         Exelon Corp.                             866
         12         FirstEnergy Corp.                        468
          7         FPL Group, Inc.                          446
          9         NiSource, Inc.                           182
         16    @    PG&E Corp.                               456
          3         Pinnacle West Capital Corp.              121
          7         PPL Corp.                                302
          5         Progress Energy, Inc.                    213
         10         Public Service Enterprise
                      Group, Inc.                            422
         29         Southern Co.                             839
          8         TECO Energy, Inc.                         97
         17         TXU Corp.                                635
         15         Xcel Energy, Inc.                        255
                                                     -----------
                                                           8,939
                                                     -----------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
         17         Emerson Electric Co.                   1,015
          3         Molex, Inc.                               88
                                                     -----------
                                                           1,103
                                                     -----------


  Shares                                                Value
----------------------------------------------------------------
                    ELECTRONICS: 0.0%
         17    @    Agilent Technologies, Inc.       $       436
         10         Applera Corp.-Applied
                      Biosystems Group                       194
         10    @    Jabil Circuit, Inc.                      283
          4         Parker Hannifin Corp.                    222
          5         Perkinelmer, Inc.                         98
         33    @    Sanmina-SCI Corp.                        349
         29    @    Solectron Corp.                          160
          9         Symbol Technologies, Inc.                133
          5         Tektronix, Inc.                          158
          8    @    Thermo Electron Corp.                    246
          4    @    Waters Corp.                             184
                                                     -----------
                                                           2,463
                                                     -----------
                    ENTERTAINMENT: 0.0%
         12         International Game Technology            472
                                                     -----------
                                                             472
                                                     -----------
                    ENVIRONMENTAL CONTROL: 0.0%
         10    @    Allied Waste Industries, Inc.            133
         21         Waste Management, Inc.                   604
                                                     -----------
                                                             737
                                                     -----------
                    FOOD: 0.0%
         24         Archer-Daniels-Midland Co.               399
          6         Campbell Soup Co.                        153
         21         ConAgra Foods, Inc.                      591
          5         Hershey Foods Corp.                      444
         14         HJ Heinz Co.                             523
         15         Kellogg Co.                              636
          5         McCormick & Co., Inc.                    177
          6    @    Safeway, Inc.                            135
         30         Sara Lee Corp.                           687
          9         Supervalu, Inc.                          279
         10         Sysco Corp.                              375
          7         WM Wrigley Jr. Co.                       440
                                                     -----------
                                                           4,839
                                                     -----------
                    FOREST PRODUCTS & PAPER: 0.0%
          2         Boise Cascade Corp.                       70
         11         Georgia-Pacific Corp.                    394
         19         International Paper Co.                  797
          5         Louisiana-Pacific Corp.                  116
          3         MeadWestvaco Corp.                        83
          6         Plum Creek Timber Co., Inc.              188
          2         Temple-Inland, Inc.                      131
         15         Weyerhaeuser Co.                         906
                                                     -----------
                                                           2,685
                                                     -----------
                    GAS: 0.0%
          5         KeySpan Corp.                            177
          1         Peoples Energy Corp.                      41
         11         Sempra Energy                            367
                                                     -----------
                                                             585
                                                     -----------
                    HAND/MACHINE TOOLS: 0.0%
          3         Black & Decker Corp.                     180
          3         Snap-On, Inc.                            101
          5         Stanley Works                            217
                                                     -----------
                                                             498
                                                     -----------
                    HEALTHCARE -- PRODUCTS: 0.0%
          2         Bausch & Lomb, Inc.                      122
         25         Baxter International, Inc.               786
         10         Becton Dickinson & Co.                   503
         10         Biomet, Inc.                             401
         31    @    Boston Scientific Corp.                1,373
          2         CR Bard, Inc.                            224
         12         Guidant Corp.                            652
        113         Johnson & Johnson                      6,296
         46         Medtronic, Inc.                        2,203

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND IV          as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    HEALTHCARE -- PRODUCTS (CONTINUED)
          7    @    St. Jude Medical, Inc.           $       534
         16         Stryker Corp.                            814
         12    @    Zimmer Holdings, Inc.                  1,024
                                                     -----------
                                                          14,932
                                                     -----------
                    HEALTHCARE -- SERVICES: 0.0%
          9    @    Anthem, Inc.                             797
         10    @    Humana, Inc.                             171
          3         Manor Care, Inc.                          94
          3         Quest Diagnostics                        258
         40         UnitedHealth Group, Inc.               2,610
         10    @    WellPoint Health Networks              1,115
                                                     -----------
                                                           5,045
                                                     -----------
                    HOME BUILDERS: 0.0%
          6         Centex Corp.                             291
          3         KB Home                                  198
                                                     -----------
                                                             489
                                                     -----------
                    HOME FURNISHINGS: 0.0%
          3         Leggett & Platt, Inc.                     76
          4         Whirlpool Corp.                          266
                                                     -----------
                                                             342
                                                     -----------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
          4         Clorox Co.                               209
          7         Fortune Brands, Inc.                     528
                                                     -----------
                                                             737
                                                     -----------
                    INSURANCE: 0.1%
         15    @@   ACE Ltd.                                 618
         20         Aflac, Inc.                              812
         35         Allstate Corp.                         1,539
          5         AMBAC Financial Group, Inc.              346
         98         American International Group           7,184
         11         AON Corp.                                304
          7         Chubb Corp.                              472
          9         Cigna Corp.                              610
          5         Cincinnati Financial Corp.               214
         10         Hartford Financial Services
                      Group, Inc.                            661
          5         Jefferson-Pilot Corp.                    257
          9         Lincoln National Corp.                   427
          7         Loews Corp.                              403
         19         Marsh & McLennan Cos., Inc.              838
          7         MBIA, Inc.                               388
         29         Metlife, Inc.                          1,031
          3         MGIC Investment Corp.                    219
         13         Principal Financial Group                454
         12         Progressive Corp.                      1,029
         21         Prudential Financial, Inc.               930
          5         Safeco Corp.                             210
         24         St. Paul Cos.                            952
          5         Torchmark Corp.                          271
          5    @@   XL Capital Ltd.                          373
                                                     -----------
                                                          20,542
                                                     -----------
                    INTERNET: 0.0%
         24    @    eBay, Inc.                             2,131
          3    @    Monster Worldwide, Inc.                   76
         15    @    Symantec Corp.                           687
         22    @    Yahoo!, Inc.                             675
                                                     -----------
                                                           3,569
                                                     -----------
                    IRON/STEEL: 0.0%
          2         Nucor Corp.                              132
          4         United States Steel Corp.                121
                                                     -----------
                                                             253
                                                     -----------


  Shares                                                Value
----------------------------------------------------------------
                    LEISURE TIME: 0.0%
          5         Brunswick Corp.                  $       203
         23         Carnival Corp.                           979
         12         Harley-Davidson, Inc.                    690
          5         Sabre Holdings Corp.                     128
                                                     -----------
                                                           2,000
                                                     -----------
                    LODGING: 0.0%
          5         Harrah's Entertainment, Inc.             257
         13         Hilton Hotels Corp.                      226
          8         Marriott International, Inc.             394
          7         Starwood Hotels & Resorts
                      Worldwide, Inc.                        295
                                                     -----------
                                                           1,172
                                                     -----------
                    MACHINERY -- CONSTRUCTION & MINING: 0.0%
         13         Caterpillar, Inc.                        980
                                                     -----------
                                                             980
                                                     -----------
                    MACHINERY -- DIVERSIFIED: 0.0%
         10         Deere & Co.                              657
          7         Rockwell Automation, Inc.                237
                                                     -----------
                                                             894
                                                     -----------
                    MEDIA: 0.0%
         23         Clear Channel Communications,
                      Inc.                                   913
          2         Dow Jones & Co., Inc.                     96
         10         Gannett Co., Inc.                        878
          2         Knight-Ridder, Inc.                      152
         12         McGraw-Hill Cos., Inc.                   935
          2         Meredith Corp.                           105
          5         New York Times Co.                       233
        170    @    Time Warner, Inc.                      2,897
         12         Tribune Co.                              579
         65         Viacom, Inc.                           2,398
         77         Walt Disney Co.                        1,807
                                                     -----------
                                                          10,993
                                                     -----------
                    MINING: 0.0%
         34         Alcoa, Inc.                            1,064
          3         Freeport-McMoRan Copper & Gold,
                      Inc.                                   101
          7         Newmont Mining Corp.                     278
          6    @    Phelps Dodge Corp.                       407
                                                     -----------
                                                           1,850
                                                     -----------
                    MISCELLANEOUS MANUFACTURING: 0.1%
         50         3M Co.                                 4,228
          5         Cooper Industries Ltd.                   285
          3         Crane Co.                                 91
         12         Danaher Corp.                            564
          8         Dover Corp.                              312
          5         Eastman Kodak Co.                        131
          5         Eaton Corp.                              292
        384         General Electric Co.                  11,949
         32         Honeywell International, Inc.          1,078
         12         Illinois Tool Works, Inc.              1,079
          3    @@   Ingersoll-Rand Co.                       196
          3         ITT Industries, Inc.                     242
          5         Pall Corp.                               121
          5         Textron, Inc.                            273
         77    @@   Tyco International Ltd.                2,371
                                                     -----------
                                                          23,212
                                                     -----------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
          9         Pitney Bowes, Inc.                       399
         28    @    Xerox Corp.                              379
                                                     -----------
                                                             778
                                                     -----------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND IV          as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    OIL AND GAS: 0.1%
          5         Amerada Hess Corp.               $       353
         10         Anadarko Petroleum Corp.                 545
         12         Apache Corp.                             484
         12         Burlington Resources, Inc.               803
         68         ChevronTexaco Corp.                    6,147
         34         ConocoPhillips                         2,493
         14         Devon Energy Corp.                       831
          4         EOG Resources, Inc.                      214
        244         Exxon Mobil Corp.                     10,553
          4         Kerr-McGee Corp.                         197
         17         Marathon Oil Corp.                       567
          5   @,@@  Nabors Industries Ltd.                   207
          5    @    Noble Corp.                              172
         20         Occidental Petroleum Corp.               884
          4         Sunoco, Inc.                             246
         11    @    Transocean, Inc.                         294
          9         Unocal Corp.                             321
          6         Valero Energy Corp.                      397
                                                     -----------
                                                          25,708
                                                     -----------
                    OIL AND GAS SERVICES: 0.0%
          4         Baker Hughes, Inc.                       136
          5    @    BJ Services Co.                          209
         21         Schlumberger Ltd.                      1,201
                                                     -----------
                                                           1,546
                                                     -----------
                    PACKAGING AND CONTAINERS: 0.0%
          3         Ball Corp.                               205
          4         Bemis Co.                                110
          9    @    Pactiv Corp.                             212
          5    @    Sealed Air Corp.                         252
                                                     -----------
                                                             779
                                                     -----------
                    PHARMACEUTICALS: 0.1%
         59         Abbott Laboratories                    2,431
          2         Allergan, Inc.                           178
          3         AmerisourceBergen Corp.                  180
         74         Bristol-Myers Squibb Co.               1,870
          6         Cardinal Health, Inc.                    406
         23    @    Caremark Rx, Inc.                        718
         43         Eli Lilly & Co.                        3,168
          3    @    Express Scripts, Inc.                    235
         13    @    Forest Laboratories, Inc.                824
         15    @    King Pharmaceuticals, Inc.               200
         10    @    Medco Health Solutions, Inc.             350
         84         Merck & Co., Inc.                      3,973
          4         Mylan Laboratories                        89
        287         Pfizer, Inc.                          10,143
          5    @    Watson Pharmaceuticals, Inc.             187
         50         Wyeth                                  1,800
                                                     -----------
                                                          26,752
                                                     -----------
                    PIPELINES: 0.0%
         18    @    Dynegy, Inc.                              79
          5         Kinder Morgan, Inc.                      300
         20         Williams Cos., Inc.                      238
                                                     -----------
                                                             617
                                                     -----------
                    RETAIL: 0.1%
          4    @    Autonation, Inc.                          67
         11    @    Bed Bath & Beyond, Inc.                  410
         20         Best Buy Co., Inc.                     1,055
          8         Circuit City Stores, Inc.                 96
         18         Costco Wholesale Corp.                   680
          7         CVS Corp.                                292
          6         Darden Restaurants, Inc.                 135
         13         Dollar General Corp.                     252
          3         Family Dollar Stores                      94
         11         Federated Department Stores              525
         58         Gap, Inc.                              1,401
        116         Home Depot, Inc.                       4,167
         10         JC Penney Co., Inc. Holding Co.          358
         32         Limited Brands                           618


  Shares                                                Value
----------------------------------------------------------------
         30         Lowe's Cos., Inc.                $     1,607
         18         May Department Stores Co.                516
         65         McDonald's Corp.                       1,716
          8         Nordstrom, Inc.                          324
         12    @    Office Depot, Inc.                       196
         11         RadioShack Corp.                         334
         14         Sears Roebuck and Co.                    532
         25         Staples, Inc.                            690
         19    @    Starbucks Corp.                          772
         33         Target Corp.                           1,475
          5         Tiffany & Co.                            177
         18         TJX Cos., Inc.                           448
          8    @    Toys R US, Inc.                          126
        163         Wal-Mart Stores, Inc.                  9,083
         39         Walgreen Co.                           1,365
          4         Wendy's International, Inc.              151
         17    @    Yum! Brands, Inc.                        638
                                                     -----------
                                                          30,300
                                                     -----------
                    SAVINGS AND LOANS: 0.0%
          6         Golden West Financial Corp.              653
         35         Washington Mutual, Inc.                1,528
                                                     -----------
                                                           2,181
                                                     -----------
                    SEMICONDUCTORS: 0.1%
         13    @    Advanced Micro Devices, Inc.             202
         18    @    Altera Corp.                             412
         15         Analog Devices, Inc.                     737
         85    @    Applied Materials, Inc.                1,697
          9    @    Applied Micro Circuits Corp.              49
         10    @    Broadcom Corp.                           422
        244         Intel Corp.                            6,967
          6    @    Kla-Tencor Corp.                         289
         12         Linear Technology Corp.                  476
         15    @    LSI Logic Corp.                          123
         13         Maxim Integrated Products                661
         24    @    Micron Technology, Inc.                  361
         14    @    National Semiconductor Corp.             303
          5    @    Novellus Systems, Inc.                   166
          7    @    Teradyne, Inc.                           156
         65         Texas Instruments, Inc.                1,697
         13         Xilinx, Inc.                             474
                                                     -----------
                                                          15,192
                                                     -----------
                    SOFTWARE: 0.1%
         10         Adobe Systems, Inc.                      446
          6         Autodesk, Inc.                           215
         22         Automatic Data Processing                977
         12    @    BMC Software, Inc.                       212
          9    @    Citrix Systems, Inc.                     189
         38         Computer Associates
                      International, Inc.                  1,028
         19    @    Compuware Corp.                          151
         12    @    Electronic Arts, Inc.                    610
         33         First Data Corp.                       1,429
          8    @    Fiserv, Inc.                             303
         15         IMS Health, Inc.                         373
          8    @    Intuit, Inc.                             313
          3    @    Mercury Interactive Corp.                144
        406         Microsoft Corp.                       10,699
         12    @    Novell, Inc.                             109
        196    @    Oracle Corp.                           2,219
         13    @    Peoplesoft, Inc.                         232
         32    @    Siebel Systems, Inc.                     346
         28    @    Veritas Software Corp.                   745
                                                     -----------
                                                          20,740
                                                     -----------
                    TELECOMMUNICATIONS: 0.1%
         16         Alltel Corp.                             810
         29         AT&T Corp.                               481
         40    @    AT&T Wireless Services, Inc.             566
         17    @    Avaya, Inc.                              269

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CLASSIC PRINCIPAL PROTECTION FUND IV          as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS (CONTINUED)
         71         BellSouth Corp.                  $     1,772
          5         CenturyTel, Inc.                         149
        258    @    Cisco Systems, Inc.                    5,716
         10    @    Comverse Technology, Inc.                177
         49    @    Corning, Inc.                            607
        153    @    Lucent Technologies, Inc.                546
        150         Motorola, Inc.                         2,966
         42    @    Nextel Communications, Inc.              971
         30         Qualcomm, Inc.                         2,012
         27    @    Qwest Communications
                      International                          101
        126         SBC Communications, Inc.               2,986
         10         Scientific-Atlanta, Inc.                 344
         54         Sprint Corp.-FON Group                   959
         15    @    Tellabs, Inc.                            119
        104         Verizon Communications, Inc.           3,597
                                                     -----------
                                                          25,148
                                                     -----------
                    TEXTILES: 0.0%
          6         Cintas Corp.                             272
                                                     -----------
                                                             272
                                                     -----------
                    TOYS/GAMES/HOBBIES: 0.0%
         10         Hasbro, Inc.                             197
                                                     -----------
                                                             197
                                                     -----------
                    TRANSPORTATION: 0.0%
         13         Burlington Northern Santa Fe
                      Corp.                                  428
         15         FedEx Corp.                            1,104
         15         Norfolk Southern Corp.                   363
          3         Ryder System, Inc.                       111
         44         United Parcel Service, Inc.            3,157
                                                     -----------
                                                           5,163
                                                     -----------
                    Total Common Stock
                      (Cost $322,853)                    396,923
                                                     -----------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                    REGIONAL MALLS: 0.0%
          8         Simon Property Group, Inc.               413
                                                     -----------
                                                             413
                                                     -----------
                    WAREHOUSE/INDUSTRIAL: 0.0%
          3         Prologis                                  96
                                                     -----------
                                                              96
                                                     -----------
                    Total Real Estate Investment
                      Trusts
                      (Cost $443)                            509
                                                     -----------
 Principal
  Amount                                                Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 99.1%
                    U.S. TREASURY STRIP PRINCIPAL: 99.1%
$42,360,000         1.980%, due 08/15/05             $41,360,770
                                                     -----------
                    Total U.S. Treasury Obligations
                      (Cost $39,204,650)              41,360,770
                                                     -----------
                    Total Long-Term Investments
                      (Cost $39,527,946)              41,758,202
                                                     -----------
REPURCHASE AGREEMENT: 0.3%
    131,000         Morgan Stanley Repurchase
                      Agreement dated 05/28/04,
                      1.010%, due 06/01/04,
                      $131,015 to be received upon
                      repurchase (Collateralized by
                      $140,000 Federal Home Loan
                      Mortgage Corporation, 3.875%,
                      Market Value plus accrued
                      interest $139,774, due
                      01/12/09)                          131,000
                                                     -----------
                    Total Repurchase Agreement
                      (Cost $131,000)                    131,000
                                                     -----------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $39,658,946)*            100.4%   $41,889,202
            OTHER ASSETS AND
              LIABILITIES-NET                 (0.4)      (146,497)
                                             -----    -----------
            NET ASSETS                       100.0%   $41,742,705
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $39,715,853.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                  $2,175,384
      Gross Unrealized Depreciation                      (2,035)
                                                     ----------
      Net Unrealized Appreciation                    $2,173,349
                                                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS PROTECTION FUND                                as of May 31, 2004
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
COMMON STOCK: 2.5%
                    ADVERTISING: 0.0%
         40    @    Interpublic Group of Cos., Inc.  $       575
         17         Omnicom Group                          1,358
                                                     -----------
                                                           1,933
                                                     -----------
                    AEROSPACE/DEFENSE: 0.1%
        120         Boeing Co.                             5,496
         27         General Dynamics Corp.                 2,582
         10         Goodrich Corp.                           280
         33         Lockheed Martin Corp.                  1,635
         30         Raytheon Co.                             998
         10         Rockwell Collins, Inc.                   300
         40         United Technologies Corp.              3,384
                                                     -----------
                                                          14,675
                                                     -----------
                    AGRICULTURE: 0.0%
        170         Altria Group, Inc.                     8,155
         20         Monsanto Co.                             690
         10         RJ Reynolds Tobacco Holdings,
                      Inc.                                   562
         10         UST, Inc.                                374
                                                     -----------
                                                           9,781
                                                     -----------
                    APPAREL: 0.0%
         17         Jones Apparel Group, Inc.                654
          5         Liz Claiborne, Inc.                      172
         33         Nike, Inc.                             2,347
          5         Reebok International Ltd.                181
         10         VF Corp.                                 470
                                                     -----------
                                                           3,824
                                                     -----------
                    AUTO MANUFACTURERS: 0.0%
        250         Ford Motor Co.                         3,712
         50         General Motors Corp.                   2,270
         16         Paccar, Inc.                             893
                                                     -----------
                                                           6,875
                                                     -----------
                    AUTO PARTS & EQUIPMENT: 0.0%
         20         Dana Corp.                               372
         20         Delphi Corp.                             204
          4         Johnson Controls, Inc.                   216
                                                     -----------
                                                             792
                                                     -----------
                    BANKS: 0.2%
         30         AmSouth Bancorp                          764
        223         Bank of America Corp.                 18,538
         60         Bank of New York Co., Inc.             1,804
         94         Bank One Corp.                         4,554
         20         BB&T Corp.                               754
         20         Charter One Financial, Inc.              879
         10         Comerica, Inc.                           566
         20         Fifth Third Bancorp                    1,086
         10         First Horizon National Corp.             466
         18         Huntington Bancshares, Inc.              408
         30         KeyCorp                                  942
         20         Marshall & Ilsley Corp.                  823
         34         Mellon Financial Corp.                 1,001
         82         National City Corp.                    2,910
         10         North Fork Bancorporation, Inc.          385
         20         Northern Trust Corp.                     859
         25         PNC Financial Services Group,
                      Inc.                                 1,380
         19         Regions Financial Corp.                  722
         30         SouthTrust Corp.                       1,016
         30         State Street Corp.                     1,453
         25         SunTrust Banks, Inc.                   1,627
         20         Synovus Financial Corp.                  515
         20         Union Planters Corp.                     602
        157         US Bancorp                             4,412
        179         Wachovia Corp.                         8,451


  Shares                                                Value
----------------------------------------------------------------
        140         Wells Fargo & Co.                $     8,232
         10         Zions Bancorporation                     613
                                                     -----------
                                                          65,762
                                                     -----------
                    BEVERAGES: 0.1%
         30         Anheuser-Busch Cos., Inc.              1,598
          2         Brown-Forman Corp.                        96
        270         Coca-Cola Co.                         13,865
         37         Coca-Cola Enterprises, Inc.            1,019
         20         Pepsi Bottling Group, Inc.               580
        140         PepsiCo, Inc.                          7,472
                                                     -----------
                                                          24,630
                                                     -----------
                    BIOTECHNOLOGY: 0.0%
        104    @    Amgen, Inc.                            5,688
         10    @    Biogen IDEC, Inc.                        622
         20    @    Chiron Corp.                             895
                                                     -----------
                                                           7,205
                                                     -----------
                    BUILDING MATERIALS: 0.0%
         21    @    American Standard Cos., Inc.             788
         65         Masco Corp.                            1,882
          8         Vulcan Materials Co.                     358
                                                     -----------
                                                           3,028
                                                     -----------
                    CHEMICALS: 0.0%
         10         Air Products & Chemicals, Inc.           500
         10         Ashland, Inc.                            472
         78         Dow Chemical Co.                       3,111
         10         Eastman Chemical Co.                     463
         20         Ecolab, Inc.                             610
         12         Engelhard Corp.                          363
         10    @    Hercules, Inc.                           106
         10         International Flavors &
                      Fragrances, Inc.                       360
         15         PPG Industries, Inc.                     897
         28         Praxair, Inc.                          1,036
         20         Rohm & Haas Co.                          771
         10         Sherwin-Williams Co.                     393
          6         Sigma-Aldrich Corp.                      343
                                                     -----------
                                                           9,425
                                                     -----------
                    COMMERCIAL SERVICES: 0.0%
         16    @    Apollo Group, Inc.                     1,501
        140         Cendant Corp.                          3,212
          4         Deluxe Corp.                             171
         10         Equifax, Inc.                            245
         19         H&R Block, Inc.                          928
         10         Moody's Corp.                            654
         39         Paychex, Inc.                          1,463
         16         Robert Half International, Inc.          448
         20         RR Donnelley & Sons Co.                  605
                                                     -----------
                                                           9,227
                                                     -----------
                    COMPUTERS: 0.1%
         30    @    Apple Computer, Inc.                     842
        202    @    Dell, Inc.                             7,106
        204    @    EMC Corp./Mass                         2,293
         70    @    Gateway, Inc.                            284
        250         Hewlett-Packard Co.                    5,310
        142         International Business Machines
                      Corp.                               12,580
          8    @    Lexmark International, Inc.              755
         10    @    NCR Corp.                                482
         40    @    Network Appliance, Inc.                  792
         10    @    Sungard Data Systems, Inc.               277
         20    @    Unisys Corp.                             271
                                                     -----------
                                                          30,992
                                                     -----------
                    COSMETICS/PERSONAL CARE: 0.1%
          6         Alberto-Culver Co.                       282
         10         Avon Products, Inc.                      887

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS PROTECTION FUND                    as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    COSMETICS/PERSONAL CARE (CONTINUED)
         43         Colgate-Palmolive Co.            $     2,460
        135         Gillette Co.                           5,817
         40         Kimberly-Clark Corp.                   2,636
        108         Procter & Gamble Co.                  11,644
                                                     -----------
                                                          23,726
                                                     -----------
                    DISTRIBUTION/WHOLESALE: 0.0%
         10         WW Grainger, Inc.                        545
                                                     -----------
                                                             545
                                                     -----------
                    DIVERSIFIED FINANCIAL SERVICES: 0.2%
        107         American Express Co.                   5,425
         14         Bear Stearns Cos., Inc.                1,135
         25         Capital One Financial Corp.            1,752
        114         Charles Schwab Corp.                   1,117
        415         Citigroup, Inc.                       19,268
         40         Countrywide Financial Corp.            2,580
         50    @    E*TRADE Group, Inc.                      571
         79         Fannie Mae                             5,348
         19         Franklin Resources, Inc.                 955
         56         Freddie Mac                            3,270
         50         Goldman Sachs Group, Inc.              4,696
         20         Janus Capital Group, Inc.                327
        222         JP Morgan Chase & Co.                  8,178
         33         Lehman Brothers Holdings, Inc.         2,496
        100         MBNA Corp.                             2,540
        106         Merrill Lynch & Co., Inc.              6,021
        118         Morgan Stanley                         6,314
         30    @    Providian Financial Corp.                408
         39         SLM Corp.                              1,495
          9         T Rowe Price Group, Inc.                 433
                                                     -----------
                                                          74,329
                                                     -----------
                    ELECTRIC: 0.1%
         90    @    AES Corp.                                841
         10    @    Allegheny Energy, Inc.                   143
         10         Ameren Corp.                             442
         29         American Electric Power Co.,
                      Inc.                                   921
         42         Centerpoint Energy, Inc.                 455
         10         Cinergy Corp.                            375
         10         Consolidated Edison, Inc.                393
         14         Constellation Energy Group,
                      Inc.                                   535
         71         Duke Energy Corp.                      1,416
         47         Edison International                   1,135
         18         Entergy Corp.                            983
         58         Exelon Corp.                           1,931
         30         FirstEnergy Corp.                      1,170
         15         FPL Group, Inc.                          956
         20         NiSource, Inc.                           405
         30    @    PG&E Corp.                               855
         12         PPL Corp.                                518
         10         Progress Energy, Inc.                    426
         18         Public Service Enterprise
                      Group, Inc.                            759
         60         Southern Co.                           1,735
         20         TECO Energy, Inc.                        243
         35         TXU Corp.                              1,308
         40         Xcel Energy, Inc.                        680
                                                     -----------
                                                          18,625
                                                     -----------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
         34         Emerson Electric Co.                   2,029
         10         Molex, Inc.                              294
                                                     -----------
                                                           2,323
                                                     -----------
                    ELECTRONICS: 0.0%
         40    @    Agilent Technologies, Inc.             1,027
         20         Applera Corp. -- Applied
                      Biosystems Group                       388
         20    @    Jabil Circuit, Inc.                      566
         10         Parker Hannifin Corp.                    556


  Shares                                                Value
----------------------------------------------------------------
         10         Perkinelmer, Inc.                $       195
         70    @    Sanmina-SCI Corp.                        741
         70    @    Solectron Corp.                          385
         17         Symbol Technologies, Inc.                250
         10         Tektronix, Inc.                          316
         20    @    Thermo Electron Corp.                    616
         10    @    Waters Corp.                             461
                                                     -----------
                                                           5,501
                                                     -----------
                    ENTERTAINMENT: 0.0%
         30         International Game Technology          1,179
                                                     -----------
                                                           1,179
                                                     -----------
                    ENVIRONMENTAL CONTROL: 0.0%
         20    @    Allied Waste Industries, Inc.            265
         50         Waste Management, Inc.                 1,438
                                                     -----------
                                                           1,703
                                                     -----------
                    FOOD: 0.0%
         52         Archer-Daniels-Midland Co.               865
         10         Campbell Soup Co.                        255
         40         ConAgra Foods, Inc.                    1,125
         10         Hershey Foods Corp.                      887
         30         HJ Heinz Co.                           1,120
         34         Kellogg Co.                            1,442
         10         McCormick & Co., Inc.                    355
         10    @    Safeway, Inc.                            226
         70         Sara Lee Corp.                         1,603
         15         Supervalu, Inc.                          465
         22         Sysco Corp.                              825
         18         WM Wrigley Jr. Co.                     1,130
                                                     -----------
                                                          10,298
                                                     -----------
                    FOREST PRODUCTS & PAPER: 0.0%
         10         Boise Cascade Corp.                      352
         30         Georgia-Pacific Corp.                  1,075
         39         International Paper Co.                1,635
         10         Louisiana-Pacific Corp.                  231
         10         MeadWestvaco Corp.                       276
         10         Plum Creek Timber Co., Inc.              313
         30         Weyerhaeuser Co.                       1,814
                                                     -----------
                                                           5,696
                                                     -----------
                    GAS: 0.0%
         10         KeySpan Corp.                            354
         17         Sempra Energy                            567
                                                     -----------
                                                             921
                                                     -----------
                    HAND/MACHINE TOOLS: 0.0%
         10         Black & Decker Corp.                     599
         10         Stanley Works                            436
                                                     -----------
                                                           1,035
                                                     -----------
                    HEALTHCARE -- PRODUCTS: 0.1%
         50         Baxter International, Inc.             1,572
         20         Becton Dickinson & Co.                 1,006
         20         Biomet, Inc.                             802
         66    @    Boston Scientific Corp.                2,924
          6         CR Bard, Inc.                            673
         22         Guidant Corp.                          1,195
        240         Johnson & Johnson                     13,371
         99         Medtronic, Inc.                        4,743
         15    @    St. Jude Medical, Inc.                 1,144
         32         Stryker Corp.                          1,627
         26    @    Zimmer Holdings, Inc.                  2,219
                                                     -----------
                                                          31,276
                                                     -----------
                    HEALTHCARE -- SERVICES: 0.1%
         13         Aetna, Inc.                            1,056
         20    @    Anthem, Inc.                           1,771
         20    @    Humana, Inc.                             341
         10         Manor Care, Inc.                         313

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS PROTECTION FUND                    as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    HEALTHCARE -- SERVICES (CONTINUED)
         10         Quest Diagnostics                $       862
         86         UnitedHealth Group, Inc.               5,611
         22    @    WellPoint Health Networks              2,454
                                                     -----------
                                                          12,408
                                                     -----------
                    HOME BUILDERS: 0.0%
         10         Centex Corp.                             485
                                                     -----------
                                                             485
                                                     -----------
                    HOME FURNISHINGS: 0.0%
         10         Leggett & Platt, Inc.                    253
         10         Maytag Corp.                             261
          5         Whirlpool Corp.                          332
                                                     -----------
                                                             846
                                                     -----------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
          8         Clorox Co.                               419
         13         Fortune Brands, Inc.                     979
                                                     -----------
                                                           1,398
                                                     -----------
                    INSURANCE: 0.1%
         27    @@   ACE Ltd.                               1,112
         39         Aflac, Inc.                            1,583
         77         Allstate Corp.                         3,386
         10         AMBAC Financial Group, Inc.              692
        210         American International Group          15,393
         30         AON Corp.                                829
         15         Chubb Corp.                            1,011
         20         Cigna Corp.                            1,356
         10         Cincinnati Financial Corp.               428
         20         Hartford Financial Services
                      Group, Inc.                          1,322
         10         Jefferson-Pilot Corp.                    513
         20         Lincoln National Corp.                   950
         20         Loews Corp.                            1,153
         44         Marsh & McLennan Cos., Inc.            1,941
         10         MBIA, Inc.                               554
         57         Metlife, Inc.                          2,026
         10         MGIC Investment Corp.                    730
         22         Principal Financial Group                769
         24         Progressive Corp.                      2,058
         40         Prudential Financial, Inc.             1,772
         10         Safeco Corp.                             420
         50         St. Paul Cos.                          1,984
         10         Torchmark Corp.                          542
         11    @@   XL Capital Ltd.                          821
                                                     -----------
                                                          43,345
                                                     -----------
                    INTERNET: 0.0%
         52    @    eBay, Inc.                             4,618
         10    @    Monster Worldwide, Inc.                  253
         30    @    Symantec Corp.                         1,374
         40    @    Yahoo!, Inc.                           1,226
                                                     -----------
                                                           7,471
                                                     -----------
                    IRON/STEEL: 0.0%
         10         Nucor Corp.                              658
         10         United States Steel Corp.                304
                                                     -----------
                                                             962
                                                     -----------
                    LEISURE TIME: 0.0%
         10         Brunswick Corp.                          405
         50         Carnival Corp.                         2,131
         25         Harley-Davidson, Inc.                  1,437
         10         Sabre Holdings Corp.                     255
                                                     -----------
                                                           4,228
                                                     -----------
                    LODGING: 0.0%
         10         Harrah's Entertainment, Inc.             514
         33         Hilton Hotels Corp.                      573


  Shares                                                Value
----------------------------------------------------------------
         19         Marriott International, Inc.     $       936
         20         Starwood Hotels & Resorts
                      Worldwide, Inc.                        844
                                                     -----------
                                                           2,867
                                                     -----------
                    MACHINERY -- CONSTRUCTION & MINING: 0.0%
         27         Caterpillar, Inc.                      2,034
                                                     -----------
                                                           2,034
                                                     -----------
                    MACHINERY -- DIVERSIFIED: 0.0%
         20         Deere & Co.                            1,314
         20         Rockwell Automation, Inc.                677
                                                     -----------
                                                           1,991
                                                     -----------
                    MEDIA: 0.1%
         50         Clear Channel Communications,
                      Inc.                                 1,985
         10         Dow Jones & Co., Inc.                    479
         23         Gannett Co., Inc.                      2,019
          7         Knight-Ridder, Inc.                      532
         27         McGraw-Hill Cos., Inc.                 2,104
          6         Meredith Corp.                           315
         14         New York Times Co.                       653
        378    @    Time Warner, Inc.                      6,441
         26         Tribune Co.                            1,256
        139         Viacom, Inc.                           5,128
        167         Walt Disney Co.                        3,919
                                                     -----------
                                                          24,831
                                                     -----------
                    MINING: 0.0%
         79         Alcoa, Inc.                            2,473
         10         Freeport-McMoRan Copper & Gold,
                      Inc.                                   336
         12         Newmont Mining Corp.                     477
         10    @    Phelps Dodge Corp.                       679
                                                     -----------
                                                           3,965
                                                     -----------
                    MISCELLANEOUS MANUFACTURING: 0.2%
        104         3M Co.                                 8,793
         10         Cooper Industries Ltd.                   569
         10         Crane Co.                                302
         20         Danaher Corp.                            941
         20         Dover Corp.                              779
         10         Eastman Kodak Co.                        262
         14         Eaton Corp.                              817
        824         General Electric Co.                  25,642
         68         Honeywell International, Inc.          2,292
         25         Illinois Tool Works, Inc.              2,247
          5    @@   Ingersoll-Rand Co.                       327
         10         ITT Industries, Inc.                     806
         10         Pall Corp.                               242
         10         Textron, Inc.                            547
        159    @@   Tyco International Ltd.                4,895
                                                     -----------
                                                          49,461
                                                     -----------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
         20         Pitney Bowes, Inc.                       887
         70    @    Xerox Corp.                              947
                                                     -----------
                                                           1,834
                                                     -----------
                    OIL AND GAS: 0.2%
          8         Amerada Hess Corp.                       565
         24         Anadarko Petroleum Corp.               1,308
         28         Apache Corp.                           1,130
         27         Burlington Resources, Inc.             1,807
        147         ChevronTexaco Corp.                   13,289
         75         ConocoPhillips                         5,500
         29         Devon Energy Corp.                     1,721
         14         EOG Resources, Inc.                      748
        528         Exxon Mobil Corp.                     22,837
          8         Kerr-McGee Corp.                         394
         41         Marathon Oil Corp.                     1,367

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS PROTECTION FUND                    as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    OIL AND GAS (CONTINUED)
          3   @,@@  Nabors Industries Ltd.           $       124
         10    @    Noble Corp.                              345
         41         Occidental Petroleum Corp.             1,812
         10         Sunoco, Inc.                             615
         25    @    Transocean, Inc.                         668
         19         Unocal Corp.                             677
         10         Valero Energy Corp.                      661
                                                     -----------
                                                          55,568
                                                     -----------
                    OIL AND GAS SERVICES: 0.0%
         10         Baker Hughes, Inc.                       340
          7    @    BJ Services Co.                          293
         50         Schlumberger Ltd.                      2,859
                                                     -----------
                                                           3,492
                                                     -----------
                    PACKAGING AND CONTAINERS: 0.0%
          7         Ball Corp.                               477
         10         Bemis Co.                                276
         10    @    Pactiv Corp.                             236
          6    @    Sealed Air Corp.                         302
                                                     -----------
                                                           1,291
                                                     -----------
                    PHARMACEUTICALS: 0.2%
        127         Abbott Laboratories                    5,234
         10         Allergan, Inc.                           889
         10         AmerisourceBergen Corp.                  600
        162         Bristol-Myers Squibb Co.               4,094
         10         Cardinal Health, Inc.                    677
         50    @    Caremark Rx, Inc.                      1,560
         90         Eli Lilly & Co.                        6,630
         10    @    Express Scripts, Inc.                    783
         29    @    Forest Laboratories, Inc.              1,838
         30    @    King Pharmaceuticals, Inc.               401
         20    @    Medco Health Solutions, Inc.             701
        182         Merck & Co., Inc.                      8,608
         10         Mylan Laboratories                       223
        617         Pfizer, Inc.                          21,804
         10    @    Watson Pharmaceuticals, Inc.             374
        106         Wyeth                                  3,816
                                                     -----------
                                                          58,232
                                                     -----------
                    PIPELINES: 0.0%
         40    @    Dynegy, Inc.                             176
         10         Kinder Morgan, Inc.                      600
         40         Williams Cos., Inc.                      476
                                                     -----------
                                                           1,252
                                                     -----------
                    RETAIL: 0.2%
         16    @    Autonation, Inc.                         267
         25    @    Bed Bath & Beyond, Inc.                  931
         40         Best Buy Co., Inc.                     2,110
         20         Circuit City Stores, Inc.                239
         37         Costco Wholesale Corp.                 1,398
         10         CVS Corp.                                417
         10         Darden Restaurants, Inc.                 225
         30         Dollar General Corp.                     582
         10         Family Dollar Stores                     314
         26         Federated Department Stores            1,240
        120         Gap, Inc.                              2,898
        253         Home Depot, Inc.                       9,088
         20         JC Penney Co., Inc. Holding Co.          716
         70         Limited Brands                         1,351
         64         Lowe's Cos., Inc.                      3,428
         40         May Department Stores Co.              1,146
        140         McDonald's Corp.                       3,696
         20         Nordstrom, Inc.                          811
         40    @    Office Depot, Inc.                       654
         20         RadioShack Corp.                         608
         30         Sears Roebuck and Co.                  1,140
         50         Staples, Inc.                          1,379
         40    @    Starbucks Corp.                        1,626
         70         Target Corp.                           3,129


  Shares                                                Value
----------------------------------------------------------------
         10         Tiffany & Co.                    $       354
         45         TJX Cos., Inc.                         1,121
         18    @    Toys R US, Inc.                          283
        353         Wal-Mart Stores, Inc.                 19,672
         80         Walgreen Co.                           2,801
         10         Wendy's International, Inc.              378
         36    @    Yum! Brands, Inc.                      1,350
                                                     -----------
                                                          65,352
                                                     -----------
                    SAVINGS AND LOANS: 0.0%
         13         Golden West Financial Corp.            1,414
         72         Washington Mutual, Inc.                3,145
                                                     -----------
                                                           4,559
                                                     -----------
                    SEMICONDUCTORS: 0.1%
         30    @    Advanced Micro Devices, Inc.             467
         30    @    Altera Corp.                             687
         30         Analog Devices, Inc.                   1,475
        184    @    Applied Materials, Inc.                3,672
         19    @    Applied Micro Circuits Corp.             102
         20    @    Broadcom Corp.                           844
        525         Intel Corp.                           14,988
         20    @    Kla-Tencor Corp.                         964
         30         Linear Technology Corp.                1,190
         40    @    LSI Logic Corp.                          328
         30         Maxim Integrated Products              1,525
         50    @    Micron Technology, Inc.                  752
         30    @    National Semiconductor Corp.             650
         10    @    Novellus Systems, Inc.                   333
         20    @    Teradyne, Inc.                           446
        140         Texas Instruments, Inc.                3,655
         30         Xilinx, Inc.                           1,094
                                                     -----------
                                                          33,172
                                                     -----------
                    SOFTWARE: 0.1%
         20         Adobe Systems, Inc.                      893
         20         Autodesk, Inc.                           717
         50         Automatic Data Processing              2,222
         30    @    BMC Software, Inc.                       529
         20    @    Citrix Systems, Inc.                     421
         76         Computer Associates
                      International, Inc.                  2,057
         42    @    Compuware Corp.                          334
         24    @    Electronic Arts, Inc.                  1,220
         77         First Data Corp.                       3,333
         15    @    Fiserv, Inc.                             567
         30         IMS Health, Inc.                         746
         17    @    Intuit, Inc.                             666
        873         Microsoft Corp.                       23,004
         30    @    Novell, Inc.                             273
        430    @    Oracle Corp.                           4,868
         30    @    Peoplesoft, Inc.                         536
         49    @    Siebel Systems, Inc.                     529
         60    @    Veritas Software Corp.                 1,596
                                                     -----------
                                                          44,511
                                                     -----------
                    TELECOMMUNICATIONS: 0.2%
         35         Alltel Corp.                           1,772
         61         AT&T Corp.                             1,011
         90    @    AT&T Wireless Services, Inc.           1,274
         30    @    Avaya, Inc.                              475
        148         BellSouth Corp.                        3,694
         10         CenturyTel, Inc.                         299
        560    @    Cisco Systems, Inc.                   12,405
         20    @    Comverse Technology, Inc.                353
        116    @    Corning, Inc.                          1,437
        340    @    Lucent Technologies, Inc.              1,214
        320         Motorola, Inc.                         6,326
         89    @    Nextel Communications, Inc.            2,059
         63         Qualcomm, Inc.                         4,225
         60    @    Qwest Communications
                      International                          225
        263         SBC Communications, Inc.               6,233

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS PROTECTION FUND                    as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                                Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS (CONTINUED)
         20         Scientific-Atlanta, Inc.         $       688
        111         Sprint Corp.-FON Group                 1,971
         40    @    Tellabs, Inc.                            318
        222         Verizon Communications, Inc.           7,678
                                                     -----------
                                                          53,657
                                                     -----------
                    TEXTILES: 0.0%
         10         Cintas Corp.                             454
                                                     -----------
                                                             454
                                                     -----------
                    TOYS/GAMES/HOBBIES: 0.0%
         20         Hasbro, Inc.                             393
                                                     -----------
                                                             393
                                                     -----------
                    TRANSPORTATION: 0.0%
         30         Burlington Northern Santa Fe
                      Corp.                                  988
         31         FedEx Corp.                            2,281
         30         Norfolk Southern Corp.                   727
         93         United Parcel Service, Inc.            6,670
                                                     -----------
                                                          10,666
                                                     -----------
                    Total Common Stock
                      (Cost $667,232)                    856,031
                                                     -----------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                    REGIONAL MALLS: 0.0%
         15         Simon Property Group, Inc.               773
                                                     -----------
                                                             773
                                                     -----------
                    WAREHOUSE/INDUSTRIAL: 0.0%
         10         Prologis                                 321
                                                     -----------
                                                             321
                                                     -----------
                    Total Real Estate Investment
                      Trusts
                      (Cost $983)                          1,094
                                                     -----------
 Principal
  Amount                                                Value
----------------------------------------------------------------
          U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.1%
                    FEDERAL NATIONAL MORTGAGE
                      ASSOCIATION: 14.1%
$ 5,000,000         2.460%, due 11/15/05             $ 4,824,180
                                                     -----------
                    Total U.S. Government Agency
                      Obligations
                      (Cost $4,672,093)                4,824,180
                                                     -----------
U.S. TREASURY OBLIGATIONS: 62.9%
                    U.S. TREASURY STRIP PRINCIPAL: 62.9%
 22,214,000         2.190%, due 11/15/05              21,523,879
                                                     -----------
                    Total U.S. Treasury Obligations
                      (Cost $21,285,921)              21,523,879
                                                     -----------
                                 BONDS/NOTES: 20.4%
                    SOVEREIGN: 20.4%
  7,234,000         Israel Trust, 2.650%, due
                      11/15/05                         6,963,043
                                                     -----------
                    Total Bond/Notes
                      (Cost $6,816,809)                6,963,043
                                                     -----------
                    Total Long-Term Investments
                      (Cost $33,443,038)              34,168,227
                                                     -----------
REPURCHASE AGREEMENT: 0.6%
    215,000         Morgan Stanley Repurchase
                      Agreement dated 05/28/04,
                      1.010%, due 06/01/04,
                      $215,024 to be received upon
                      repurchase (Collateralized by
                      $230,000 Federal Home Loan
                      Mortgage Corporation, 3.875%,
                      Market Value plus accrued
                      interest $229,629, due
                      01/12/09)                          215,000
                                                     -----------
                    Total Repurchase Agreement
                      (Cost $215,000)                    215,000
                                                     -----------

             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $33,658,038)*           100.5%   $34,383,227
             OTHER ASSETS AND
               LIABILITIES-NET                (0.5)      (177,615)
                                             -----    -----------
             NET ASSETS                      100.0%   $34,205,612
                                             =====    ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $33,775,415.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                    $611,373
      Gross Unrealized Depreciation                      (3,561)
                                                       --------
      Net Unrealized Appreciation                      $607,812
                                                       ========

                 See Accompanying Notes to Financial Statements

                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended May 31, 2004 were as follows:

FUND NAME                           TYPE       PER SHARE AMOUNT
---------                           ----       ----------------
Classic Principal Protection I
    Class A                         NII            $0.3338
    Class B                         NII            $0.2570
Classic Principal Protection II
    Class A                         NII            $0.2946
    Class B                         NII            $0.2206
Classic Principal Protection III
    Class A                         NII            $0.2105
    Class B                         NII            $0.1338

FUND NAME                           TYPE       PER SHARE AMOUNT
---------                           ----       ----------------
Classic Principal Protection IV
    Class A                         NII            $0.3265
    Class B                         NII            $0.2507
Index Plus Protection
    Class A                         NII            $0.1476
    Class B                         NII            $0.0683

------------------

NII -- Net investment income

Of the ordinary distributions made during the fiscal year ended May 31, 2004, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Classic Principal Protection
  I:                              0.91%
Classic Principal Protection
  II:                             0.57%
Classic Principal Protection
  III:                            2.69%
Classic Principal Protection
  IV:                             0.43%
Index Plus Protection:            4.13%

For the fiscal year ended May 31, 2004, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals;

Classic Principal Protection
  I:                              0.74%
Classic Principal Protection
  II:                             0.40%
Classic Principal Protection
  III:                            2.23%
Classic Principal Protection
  IV:                             0.34%
Index Plus Protection:            3.15%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                  POSITION(S) HELD    TERM OF OFFICE            PRINCIPAL OCCUPATION(S)
                                      WITH THE        AND LENGTH OF               DURING THE PAST FIVE
NAME, ADDRESS AND AGE                 COMPANY         TIME SERVED(1)                     YEARS
---------------------             ----------------    --------------            -----------------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.              Director        June 1998 --       Director, Business and Economic Research
7337 E. Doubletree Ranch Rd.                         present            Center (August 1999 -- Present) and
Scottsdale, AZ 85258                                                    Professor of Economics and Finance,
Born: 1941                                                              Middle Tennessee State University (1991
                                                                        to Present).

Maria T. Fighetti                    Director        April 1994 --      Retired. Formerly, Attorney, New York
7337 E. Doubletree Ranch Rd.                         present            City Department of Mental Health (June
Scottsdale, AZ 85258                                                    1973 -- October 2002) and Associate
Born: 1943                                                              Commissioner (1995 -- 2002).

Sidney Koch                          Director        April 1994 --      Financial Adviser, Self- Employed
7337 E. Doubletree Ranch Rd.                         present            (January 1993 -- Present).
Scottsdale, AZ 85258
Born: 1935

Corine T. Norgaard                   Director        June 1991 --       Retired. Formerly, Dean, Barney School
7337 E. Doubletree Ranch Rd.                         present            of Business, University of Hartford
Scottsdale, AZ 85258                                                    (August 1996 -- June 2004).
Born: 1937

Edward T. O'Dell                     Director        June 2002 --       Retired. Formerly, Partner/Chairman of
7337 E. Doubletree Ranch Rd.                         present            Financial Service Group, Goodwin Procter
Scottsdale, AZ 85258                                                    LLP (June 1966 -- September 2000);
Born: 1935

Joseph E. Obermeyer(2)               Director        January 2003 --    President, Obermeyer & Associates, Inc.
7337 E. Doubletree Ranch Rd.                         present            (Consulting firm) (November 1999 --
Scottsdale, AZ 85258                                                    Present) and Senior Manager, Arthur
Born: 1957                                                              Andersen LLP (1995 -- October 1999).

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                      Director        December 1997 --   Vice Chairman and Chief Operating
Aeltus Investment Management,                        present            Officer, ING Investment Management
Inc.                                                                    (September 2002 -- Present); President
10 State House Square                                                   and Chief Executive Officer (April
Hartford, CT                                                            2001 -- Present), Managing Director and
Born: 1955                                                              Chief Operating Officer (April
                                                                        1994 -- April 2001), Aeltus Investment
                                                                        Management, Inc.

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE              DIRECTOR                 HELD BY DIRECTOR
---------------------             -----------             -------------------
NON-INTERESTED DIRECTORS:
Albert E. DePrince, Jr.               53        Director, International Economic Society
7337 E. Doubletree Ranch Rd.                    (October 2002 -- Present); Academy of
Scottsdale, AZ 85258                            Economics and Finance (February
Born: 1941                                      2001 -- Present).
Maria T. Fighetti                     53        None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1943
Sidney Koch                           53        Director, Northwest Center for the Arts,
7337 E. Doubletree Ranch Rd.                    Torrington, CT.
Scottsdale, AZ 85258
Born: 1935
Corine T. Norgaard                    53        Director/Trustee, Mass Mutual Corporate
7337 E. Doubletree Ranch Rd.                    and Participation Investors (April
Scottsdale, AZ 85258                            1997 -- Present) Director, Advest Trust
Born: 1937                                      Company (1998 -- Present); Director,
                                                Connecticut Health Foundation (2002 --
                                                Present).
Edward T. O'Dell                      53        None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1935
Joseph E. Obermeyer(2)                53        None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1957
DIRECTORS WHO ARE "INTERESTED PE
J. Scott Fox(3)                       53        Director of IPC Financial Network, Inc.
Aeltus Investment Management,                   (January 2001 -- Present); Director,
Inc.                                            Metro Hartford Chamber of Commerce and
10 State House Square                           The Greater Hartford Arts Council.
Hartford, CT
Born: 1955

--------------------------------------------------------------------------------

                                  POSITION(S) HELD    TERM OF OFFICE            PRINCIPAL OCCUPATION(S)
                                      WITH THE        AND LENGTH OF               DURING THE PAST FIVE
NAME, ADDRESS AND AGE                 COMPANY         TIME SERVED(1)                     YEARS
---------------------             ----------------    --------------            -----------------------
Thomas J. McInerney(4)               Director        March 2002 --      Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                         present            Financial Services (September 2001 --
Scottsdale, AZ 85258                                                    Present); Member, ING Americas Executive
Born: 1956                                                              Committee (2001 -- Present); President,
                                                                        Chief Executive Officer and Director of
                                                                        Northern Life Insurance Company
                                                                        (2001 -- Present), ING Aeltus Holding
                                                                        Company, Inc. (2000 -- Present), ING
                                                                        Retail Holding Company
                                                                        (1998 -- Present). Formerly, General
                                                                        Manager and Chief Executive Officer, ING
                                                                        Worksite Division (December 2000 --
                                                                        October 2001), President, ING-SCI, Inc.
                                                                        (August 1997 -- December 2000);
                                                                        President, Aetna Financial Services
                                                                        (August 1997 -- December 2000).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE              DIRECTOR                 HELD BY DIRECTOR
---------------------             -----------             -------------------
Thomas J. McInerney(4)                171       Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.                    Golden American Life Insurance Co., Life
Scottsdale, AZ 85258                            Insurance Company of Georgia, Midwestern
Born: 1956                                      United Life Insurance Co., ReliaStar
                                                Life Insurance Co., Security Life of
                                                Denver, Security Connecticut Life
                                                Insurance Co., Southland Life Insurance
                                                Co., USG Annuity and Life Company, and
                                                United Life and Annuity Insurance Co.,
                                                Inc. (March 2001 -- Present); Member of
                                                the Board, Bushnell Performing Arts
                                                Center; St. Francis Hospital; National
                                                Conference for Community Justice; and
                                                Metro Atlanta Chamber of Commerce.

------------------

(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Mr. Obermeyer was elected to the Board on January 1, 2003.

(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.

(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

--------------------------------------------------------------------------------

                                                  POSITION(S) HELD                  TERM OF OFFICE
                                                      WITH THE                       AND LENGTH OF
NAME, ADDRESS AND AGE                                 COMPANY                       TIME SERVED(1)
---------------------                             ----------------                  --------------
James M. Hennessy                     President, Chief Executive Officer and        March
7337 E. Doubletree Ranch Rd.          Chief Operating Officer                       2002 -- present
Scottsdale, Arizona 85258
Born: 1949

Stanley D. Vyner                      Executive Vice President                      March
7337 E. Doubletree Ranch Rd.                                                        2002 -- present
Scottsdale, Arizona 85258
Born: 1950

Michael J. Roland                     Executive Vice President and Assistant        April
7337 E. Doubletree Ranch Rd.          Secretary                                     2002 -- present
Scottsdale, Arizona 85258
Born: 1958                            Principal Financial Officer
                                                                                    March
                                                                                    2001 -- present

Robert S. Naka                        Senior Vice President and Assistant           March
7337 E. Doubletree Ranch Rd.          Secretary                                     2002 -- present
Scottsdale, Arizona 85258
Born: 1963

Kimberly A. Anderson                  Senior Vice President                         December
7337 E. Doubletree Ranch Rd.                                                        2003 -- present
Scottsdale, Arizona 85258
Born: 1964

Robyn L. Ichilov                      Vice President and Treasurer                  March
7337 E. Doubletree Ranch Rd.                                                        2002 -- present
Scottsdale, Arizona 85258
Born: 1967

J. David Greenwald                    Vice President                                September
7337 E. Doubletree Ranch Rd.                                                        2003 -- June
Scottsdale, Arizona 85258                                                           2004
Born: 1957


                                          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    DURING THE PAST FIVE YEARS
---------------------                    --------------------------
James M. Hennessy                 President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.      ING Investments, LLC(2) (December
Scottsdale, Arizona 85258         2001 -- Present). Formerly, Senior
Born: 1949                        Executive Vice President and Chief
                                  Operating Officer, ING Investments,
                                  LLC(2) (April 1995 -- December 2000);
                                  and Executive Vice President, ING
                                  Investments, LLC(2) (May 1998 -- June
                                  2000).
Stanley D. Vyner                  Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      Investments, LLC(2) and certain of its
Scottsdale, Arizona 85258         affiliates (July 2000 -- Present) and
Born: 1950                        Chief Investment Risk Officer (June
                                  2003 -- Present); Formerly, Chief
                                  Investment Officer the International
                                  Portfolios, ING Investments, LLC(2)
                                  (July 1996 -- June 2003); and President
                                  and Chief Executive Officer, ING
                                  Investments, LLC(2) (August
                                  1996 -- August 2000).
Michael J. Roland                 Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258         Investments, LLC(2) (December
Born: 1958                        2001 -- Present). Formerly, Senior Vice
                                  President, ING Investments, LLC(2) (June
                                  1998 -- December 2001).
Robert S. Naka                    Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.      Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258         (October 2001 -- Present). Formerly,
Born: 1963                        Senior Vice President and Assistant
                                  Secretary, ING Funds Services, LLC(3)
                                  (February 1997 -- August 1999).
Kimberly A. Anderson              Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.      LLC(2) (October 2003 -- Present).
Scottsdale, Arizona 85258         Formerly, Vice President and Assistant
Born: 1964                        Secretary, ING Investments, LLC(2)
                                  (October 2001 -- October 2003);
                                  Assistant Vice President, ING Funds
                                  Services, LLC(3) (November
                                  1999 -- January 2001); and has held
                                  various other positions with ING Funds
                                  Services, LLC(3) for more than the last
                                  five years.
Robyn L. Ichilov                  Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.      LLC(3) (October 2001 -- Present) and ING
Scottsdale, Arizona 85258         Investments, LLC(2) (August
Born: 1967                        1997 -- Present).
J. David Greenwald                Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.      Compliance, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258         (May 2003 -- June 2004). Formerly,
Born: 1957                        Assistant Treasurer and Director of
                                  Mutual Fund Compliance and Operations,
                                  American Skandia, a Prudential Financial
                                  Company (October 1996 -- May 2003).

--------------------------------------------------------------------------------

                                                  POSITION(S) HELD                  TERM OF OFFICE
                                                      WITH THE                       AND LENGTH OF
NAME, ADDRESS AND AGE                                 COMPANY                       TIME SERVED(1)
---------------------                             ----------------                  --------------
Lauren D. Bensinger                   Vice President                                March
7337 E. Doubletree Ranch Rd.                                                        2003 -- present
Scottsdale, Arizona 85258
Born: 1954

Theresa Kelety                        Secretary                                     September
7337 E. Doubletree Ranch Rd.                                                        2003 -- present
Scottsdale, Arizona 85258
Born: 1963

Todd Modic                            Vice President                                September
7337 E. Doubletree Ranch Rd.                                                        2003 -- present
Scottsdale, Arizona 85258
Born: 1967

Susan P. Kinens                       Assistant Vice President and Assistant        March
7337 E. Doubletree Ranch Rd.          Secretary                                     2003 -- present
Scottsdale, Arizona 85258
Born: 1976

Huey P. Falgout, Jr.                  Assistant Secretary                           September
7337 E. Doubletree Ranch Rd.                                                        2003 -- present
Scottsdale, Arizona 85258
Born: 1963

Maria M. Anderson                     Assistant Vice President                      April
7337 E. Doubletree Ranch Rd.                                                        2002 -- present
Scottsdale, Arizona 85258
Born: 1958


                                          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    DURING THE PAST FIVE YEARS
---------------------                    --------------------------
Lauren D. Bensinger               Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.      Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258         (July 1995 -- Present); Vice President
Born: 1954                        (February 1996 -- Present) and Chief
                                  Compliance Officer (October
                                  2001 -- Present), ING Investments,
                                  LLC(2).
Theresa Kelety                    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.      (April 2003 -- Present). Formerly,
Scottsdale, Arizona 85258         Senior Associate with Shearman &
Born: 1963                        Sterling (February 2000 -- April 2003);
                                  and Associate with Sutherland Asbill &
                                  Brennan (1996 -- February 2000).
Todd Modic                        Vice President of Financial
7337 E. Doubletree Ranch Rd.      Reporting -- Fund Accounting of ING
Scottsdale, Arizona 85258         Funds Services, LLC(3) (September
Born: 1967                        2002 -- Present). Formerly, Director of
                                  Financial Reporting, ING Investments,
                                  LLC(2) (March 2001 -- September 2002);
                                  Director of Financial Reporting, Axient
                                  Communications, Inc. (May
                                  2000 -- January 2001); and Director of
                                  Finance, Rural/Metro Corporation (March
                                  1995 -- May 2000).
Susan P. Kinens                   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.      Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258         (December 2002 -- Present); and has held
Born: 1976                        various other positions with ING Funds
                                  Services, LLC(3) for more than the last
                                  five years.
Huey P. Falgout, Jr.              Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.      Services (September 2003 -- Present).
Scottsdale, Arizona 85258         Formerly, Counsel, ING U.S. Financial
Born: 1963                        Services (November 2002 -- September
                                  2003); and Associate General Counsel of
                                  AIG American General (January
                                  1999 -- November 2002).
Maria M. Anderson                 Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      Services, LLC(3) (October
Scottsdale, Arizona 85258         2001 -- Present). Formerly, Manager of
Born: 1958                        Fund Accounting and Fund Compliance, ING
                                  Investments, LLC(2) (September
                                  1999 -- November 2001); and Section
                                  Manager of Fund Accounting, Stein Roe
                                  Mutual Funds (July 1998 -- August 1999).

------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS

  ING Growth Fund

  ING LargeCap Growth Fund

  ING MidCap Opportunities Fund

  ING Disciplined LargeCap Fund

  ING SmallCap Opportunities Fund

  ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS

  ING Index Plus LargeCap Fund

  ING Index Plus MidCap Fund

  ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS

  ING Financial Services Fund

  ING LargeCap Value Fund

  ING MagnaCap Fund

  ING MidCap Value Fund

  ING SmallCap Value Fund

  ING Tax Efficient Equity Fund

  ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS

  ING Balanced Fund

  ING Convertible Fund

  ING Equity and Bond Fund

  ING Equity Income Fund

  ING Real Estate Fund

FIXED INCOME FUNDS

  ING Bond Fund

  ING Classic Money Market Fund*

  ING Government Fund

  ING GNMA Income Fund

  ING High Yield Opportunity Fund

  ING High Yield Bond Fund

  ING Lexington Money Market Fund*

  ING Intermediate Bond Fund

  ING National Tax Exempt Bond Fund

  ING Money Market Fund*

  ING Aeltus Money Market Fund*

STRATEGIC ALLOCATION FUNDS

  ING Strategic Allocation Growth Fund

  ING Strategic Allocation Balance Fund

  ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS

  ING Emerging Countries Fund

  ING Foreign Fund

  ING International Fund

  ING International Growth Fund

  ING International SmallCap Growth Fund

  ING International Value Fund

  ING Precious Metals Fund

  ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS

  ING Global Equity Dividend Fund

  ING Global Real Estate Fund

  ING Worldwide Growth Fund

  ING Global Science and Technology Fund

LOAN PARTICIPATION FUNDS

  ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        INVESTMENT MANAGER
        ING Investments, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258

        ADMINISTRATOR
        ING Funds Services, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258

        DISTRIBUTOR
        ING Funds Distributor, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258
        1-800-992-0180

        TRANSFER AGENT
        DST Systems, Inc.
        P.O. Box 419368
        Kansas City, Missouri 64141

        CUSTODIAN
        The Bank of New York
        100 Colonial Center Parkway, Suite 300
        Lake Mary, FL 32746

        LEGAL COUNSEL
        Goodwin Procter
        Exchange Place
        53 State Street
        Boston, MA 02109

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        KPMG LLP
        99 High Street
        Boston, MA 02110

        FOR MORE COMPLETE INFORMATION, OR TO OBTAIN A PROSPECTUS ON ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT (800) 922-0180 OR LOG ON TO WWW.INGFUNDS.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER INFORMATION ABOUT THE FUND. THE FUND'S PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUND'S WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE WWW.SEC.GOV.




        [ING FUNDS LOGO]     PRAR-CLPPF/IPPRO       (0504-073004)

ANNUAL REPORT

ANNUAL REPORT


MAY 31, 2004

CLASSES A, B, C, I AND O

DOMESTIC EQUITY GROWTH FUNDS

ING GROWTH FUND
ING SMALL COMPANY FUND
ING GLOBAL SCIENCE AND TECHNOLOGY FUND
(FORMERLY, ING TECHNOLOGY FUND)

DOMESTIC EQUITY VALUE FUND

ING VALUE OPPORTUNITY FUND

DOMESTIC EQUITY AND INCOME FUNDS

ING BALANCED FUND
ING EQUITY INCOME FUND
(FORMERLY, ING GROWTH AND INCOME)

[GRAPHIC]


[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                       1
Market Perspective                                                       3
Portfolio Managers' Reports:
   Domestic Equity Growth Funds                                          6
   Domestic Equity Value Fund                                           12
   Domestic Equity and Income Funds                                     14
Report of Independent Registered Public Accounting Firm                 18
Statements of Assets and Liabilities                                    19
Statements of Operations                                                23
Statements of Changes in Net Assets                                     25
Financial Highlights                                                    28
Notes to Financial Statements                                           41
Portfolios of Investments                                               52
Shareholder Meetings Information                                        72
Tax Information                                                         73
Director and Officer Information                                        74

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
June 9, 2004

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                     MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of economic recovery in a comparatively peaceful world.

GLOBAL EQUITIES secured the first positive returns in three years in 2003 with a strong last month; however, by the end of May 2004 markets had added little more. For the whole six months, global stocks returned 7.7% based on the Morgan Stanley Capital International ("MSCI") World Index(1). Of this, only about 0.85% was due to currency movements.

Among CURRENCIES the dollar occupied the financial spotlight for much of the period. Impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro reached its all time record value against the dollar of just under $1.30 in mid February, but then slipped back as interest rate differentials started moving in the greenback's favor. For the six months ended May 31, 2004, the euro appreciated just 2.0% against the dollar. The Japanese yen ("Y") actually fell by 1.0% against the dollar, and it was a bumpier path. The difference was the Bank of Japan, which aggressively spent billions in an attempt not just to arrest the yen's ascent, but also to drive it lower. The yen soared to a four-year high of less than Y104 at one point before retreating for the same reasons as the euro, causing the Bank abruptly to stop its intervention. It had bought around $144 billion in the first quarter, not far short of the astonishing $180 billion total for 2003.

FIXED INCOME MARKET

Among U.S. FIXED INCOME classes, the six months were somewhat kinder to investment grade bonds than earlier months had been, as the apparent absence of any inflationary pressures led to the belief that until they appeared, the Federal Reserve would not raise interest rates. But by the end of May, inflationary signals appeared to be commonplace and all fixed income classes were suffering. For the six months ended May 31, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned 0.60%, less than the average coupon. Within this, the Lehman Brothers Corporate Index(3) returned 0.43% for the period and the Lehman Brothers Treasury Bond Index(4) 0.28%. As in the first six months, High Yield Bonds were more profitable, but to nothing like the same degree: the Lehman Brothers U.S. Corporate High Yield Bond Index(5) rose 2.19%.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES MARKET returned 6.8% in the six months ended May 31 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a Price to Earnings ("P/E") level of just over 17 times 2004 earnings. Valuation levels after the tremendous rally since March 2003 were a continual cause for concern. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand appeared to come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy even with very tame inflation. Corporate profits had improved and balance sheets have been repaired, without question, but this in large measure had been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below 400,000. This restrained employment costs because the number of employees had been kept down and along with it their wage bargaining power. Many commentators argued that all of these bullish forces were unsustainable. The new year was rung in with manufacturing and service industry activity as well as factory orders rising to multi-year high levels in February, mostly held onto in March. Fourth quarter 2003 GDP growth was finalized at a strong 4.1%, confirming much improved corporate profits and investment. Productivity for all of 2003 was robust at 4.4%. And therein lay the concern that would not go away: the recovery had still carried a distinctly jobless look about it. In all, only 134,000 new jobs had been reported in the first quarter 2004, less than the monthly amount needed to cover the natural increase in the workforce alone. March ended with consumer confidence slipping and all eyes on the next employment report two days later. It arrived with a bang as 308,000 jobs were reported as having been created in March, with the numbers for earlier months revised up. Initially stock prices rose. At last the final piece in the recovery puzzle, jobs growth, was being put in place. But as the month wore on, a new source of unease emerged as signs of inflation were seen within successive economic reports. The first quarter 2004 GDP report indicated not only a healthy 4.2% annual rate of growth, but also an

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

underlying core inflation rate of 2.0%. At this level, the real Federal Funds rate was MINUS 1.0%, surely not sustainable for long. The mounting evidence of inflation had already started to weigh on markets and although the S&P 500 entered the last week of April in positive territory for the month, losses on the last three trading days wiped out those and almost all of 2004's gains at the same time. The days of tiny short interest rates that had done so much to fuel the rally were numbered. Another very strong employment report on the first Friday in May 2004 set the tone for the month. As in April, one positive economic report after another continued to show that inflation was on the rise, albeit to levels that were still not problematic. However with the Federal Funds rate at just 1.0%, real interest rates were becoming ever more negative, while the economy was growing at well over 4.0%. This was an increasingly unstable situation. Sharply rising oil prices reached a multi-year high in May and added to inflationary concerns. It was no surprise when Federal Open Market Committee
(FOMC) Chairman Greenspan said, "accommodation can be removed at a pace that is likely to be measured". However, many also believed that policy was now "behind the curve", i.e. not moving as fast as economic trends required. Commentators reflected how rising interest rates were not necessarily bad for stocks; it was waiting for the process to start that depressed markets. By the end of May, futures markets were suggesting there was barely a month left to wait.

INTERNATIONAL MARKETS

In international markets, JAPAN rose 12.5% in dollars during the six months ended May 31, 2004, according to the MSCI Japan Index(7). In the final weeks of 2003, commentators had described a recovering economy led by trade and not much else. Prices were still falling; the national core price index has been in broad decline since April 1998. But as 2004 progressed it seemed that, at last, there were signs that Japanese business and the economy were coming out of decade long stagnation. GDP growth for the fourth quarter 2003 was reported at a remarkable 1.6% over the previous quarter, the best in 13 years. This was followed by 1.4% for the first quarter 2004. Importantly, this was mostly due to domestic business investment and consumer spending rather than foreign demand. But while the contribution of household spending was healthy, it was well recognized that exports were likely the source and their beneficial effect was spilling over into the rest of the economy. So when, in May, the Chinese government announced that it would take steps to cool its over heating economy, Japanese stocks fell about 5.0%, since about 32.0% of Japan's exports go to China.

EUROPEAN EX UK MARKETS gained 9.1% in dollars during the six months ended May 31, 2004, according to the MSCI Europe ex UK Index(8). A shallow European business recovery dependent on exports, vulnerable to a strong euro with little domestic demand in sight was the theme throughout. The Eurozone's GDP only grew by 0.4% in 2003 over 2002, with just 1.6% expected for 2004. Indeed, there was increasing concern that the modest expansion had stalled. Consumer confidence, already fragile because of high unemployment, 8.8% since March 2003, was shaken further by a serious terrorist attack in Spain. Policy initiatives are unlikely as most governments already run excessive deficits, while labor and social security reforms meet bitter political resistance. The saving grace of equities in this region might be their cheapness compared to U.S. stocks, with projected earnings growth at least as good. This depends however on the sustainability of the recovery.

The UK MARKET rose 11.0% in dollars, based on the MSCI UK Index(9), but more than half of this may have been due to the strength of the pound as rising interest rates attracted yield hungry inflows. By the end of 2003, as in other regions, UK business and economic prospects had improved. However it was more than just export-led, as services, manufacturing and construction were all accelerating, while the unemployment rate fell successively to 4.8%, the lowest in decades. GDP growth in the last quarter of 2003 was confirmed at 0.9% over the previous quarter. If the first quarter GDP growth estimate of 2.6% annualized was slightly disappointing, it should be noted that the UK's European neighbors would be elated at such a figure. In November 2003, the Bank of England became the first of the world's major central banks to raise interest rates. It would do so twice more, to 4.25%, before the end of May 2004. These increases were likely done in order to address persistent concerns about two major imbalances in the economy: a housing price bubble and over indebted households sitting on top of it. Both of these imbalances leave the UK economy vulnerable to sharp contraction if allowed to go much further, but at the same time they leave the Bank of England with a delicate policy balancing act to execute.

                                     MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

----------
(1) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The STANDARD & POOR'S (S&P) 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING GROWTH FUND                                       PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by Kenneth Bragdon, CFA, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Growth Fund (the "Fund") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares returned 14.34% compared to the Russell 1000 Growth Index(4), which returned 18.02% for the same period.

PORTFOLIO SPECIFICS: The market performed well over the last year. The Russell 1000 Growth Index rose steadily through the first three quarters of the year. The market evolved into a more stable trading pattern and declined slightly in the fourth quarter, but finished the year up 18.02% as measured by the Russell 1000 Growth Index. The performance reflected increased confidence on the part of investors about the pace and the sustainability of the economic expansion. Better growth generated positive earnings news as reported earnings generally exceeded expectations, and earnings estimates rose throughout the year. Relatively low interest rates and stable inflation during the first three quarters supported an expansion in the market's price/earnings ratio.

The Fund's performance for the year is best explained in two stages. The first stage encompasses the first three quarters of the fiscal year, when the Fund performed essentially in line with the market. During that period, results were negatively impacted by poor performance in the technology sector. Both stock selection and the timing of our purchase and sales decisions in the sector hurt performance. Texas Instruments, Inc., our worst performing technology stock for the year, exemplifies the selection and timing issues. Technology sector performance was offset by strong performance in the health care and financial services sectors. In health care, the decision to underweight the poorly performing large-capitalization pharmaceutical companies and to own other drug companies, such as Endo Pharmaceuticals Holdings, Inc., generated strong relative performance. In financial services, an overweight exposure to credit card companies and brokers added to performance. Capital One Financial Corp. and Merrill Lynch & Co., which was held during the period, were strong performing stocks in the sector.

The second stage is the fourth quarter, when the Fund trailed the performance of the Russell 1000 Growth Index. Although the market as a whole was relatively stable during the quarter, there was substantial movement within the market that affected performance. The period of weak performance occurred in the six-week period between the end of March and the middle of May, when the market reacted sharply to signs of a pickup in inflation and the conclusion that the Federal Reserve's ("Fed") stance on interest rates was about to change. These changes in expectations were reflected in a shift from cyclically sensitive growth to more defensive growth and a reduction in investor confidence to groups perceived to be sensitive to changes in interest rates.

The effect on the Fund's performance was most pronounced in the health care and consumer discretionary sectors. The financial services sector also underperformed. Health care was a strong performing sector in the Russell 1000 Growth Index during that six-week period, led by the defensive large-capitalization pharmaceutical stocks. It was a poor performing sector for that period and for the quarter. The same underweight position relative to the large-cap drug stocks that generated strong relative performance in the first three quarters of the year penalized performance in the last three months of the reporting period. In the consumer discretionary sector, retail stocks sold off. We had reduced our holdings prior to the decline, but the remaining positions, including Federated Department Stores, underperformed during the fourth quarter of the fiscal year. Likewise, the interest sensitive financial services sector underperformed for the quarter, with previously held Merrill Lynch & Co. as a poor performing stock in the sector. Fund performance improved as the year ended, as some of investors' interest and inflation concerns appeared to be priced into the market.

MARKET OUTLOOK: Economic, manufacturing and jobs reports indicate continued growth with inflation gauges muted, despite surging oil prices. Rising bond yields seem to be having an impact in slowing nascent inflation. The corporate profit outlook continues to be revised upward by analysts and likely will exceed the increased optimism as it has for the past five quarters boding well for the stock market. We continue to invest in companies displaying positive business momentum and attractive valuations.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                                       ING GROWTH FUND

[CHART]

            ING GROWTH FUND CLASS I            RUSSELL 1000 GROWTH INDEX
5/31/94     $     1,000,000                    $     1,000,000
5/31/95     $     1,161,569                    $     1,219,508
5/31/96     $     1,547,171                    $     1,616,635
5/31/97     $     1,854,330                    $     2,044,320
5/31/98     $     2,438,027                    $     2,632,341
5/31/99     $     2,976,894                    $     3,322,549
5/31/00     $     3,776,464                    $     4,152,974
5/31/01     $     2,791,485                    $     2,919,182
5/31/02     $     2,185,714                    $     2,309,921
5/31/03     $     1,946,444                    $     2,128,591
5/31/04     $     2,225,592                    $     2,512,249

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                                           ------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION       SINCE INCEPTION
                                                                                    OF CLASS B            OF CLASS C
                                            1 YEAR      5 YEAR      10 YEAR        MARCH 1, 1999         JUNE 30, 1998
                                           --------    --------     --------    ------------------     ------------------
Including Sales Charge:
   Class A(1)                                  7.39%      (7.00)%       7.23                    --                     --
   Class B(2)                                  8.17%      (6.89)%         --                 (5.90)%                   --
   Class C(3)                                 12.20%      (6.61)%         --                    --                  (3.35)%
   Class I                                    14.34%      (5.65)%       8.32                    --                     --
Excluding Sales Charge:
   Class A                                    13.94%      (5.89)%       7.86                    --                     --
   Class B                                    13.17%      (6.60)%         --                 (5.76)%                   --
   Class C                                    13.20%      (6.61)%         --                    --                  (3.35)%
   Class I                                    14.34%      (5.65)%       8.32                    --                     --
Russell 1000 Growth Index(4)                  18.02%      (5.44)%       9.65%                (4.80)%                (1.78)%(5)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Growth Fund against the Russell 1000 Growth Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5)  Since inception performance for index is shown from July 1, 1998.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. The value of convertible securities may fall when interest rates rise. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings. The Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility, principal and income risk. Investments in foreign securities involve special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Because the Fund may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund. The Fund may lend portfolio securities, which then may not be available to the Fund on a timely basis. During periods of high portfolio turnover, the Fund is subject to greater expenses.

ING SMALL COMPANY FUND                                PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by Carolie Burroughs, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares returned 25.75% compared to the Russell 2000 Index(4), which returned 30.29% for the same period.

PORTFOLIO SPECIFICS: For the year ended May 31, 2004, the Russell 2000 Index rose 30.29%. The producer durables sector was a strong performing sector, while the utilities sector was the worst. The Russell 2000 Growth Index(6) beat the Russell 2000 Value Index(7) by more than 50 basis points. Small cap stocks outperformed all other asset classes, as evidenced by the major equity indices. Sector rotation was prevalent in the market as investors vacillated between growth and value, fundamentals and speculation, and market risk and headline risk. Stock selection in the producer durables and utilities sectors contributed positively to the Fund's performance. Cash and stock selection in the healthcare sector had a negative impact. Some of the largest individual positive contributors to performance during the period were Brightpoint, Inc. and Louisiana-Pacific Corp, as well as Webex Communications, Inc., which was held during the period. Some of the largest negative contributors were Hutchinson Technology, Inc., as well as Hollywood Entertainment and Artisan Components, Inc., which were held during the period.

Since the first half of the period, we moved from a market weight position in the consumer discretionary sector to an underweight position. We continued to add to the materials and processing and producer durables sectors, as the outlook for the U.S. and global economy improved. We maintained an overweight position in the technology sector, though we shifted the mix toward more defensive technology stocks. Near the end of the period, we trimmed our health care exposure as investors began to take their profits and move on, and trimmed our financial services exposure since this group typically underperforms in a rising rate environment. As part of our investment process, we maintained the +/-5% collar for all of our sector active weights and kept a style neutral position to mitigate the harm caused by market swings. On average, our cash position was 2-4%, which had a negative impact on performance.

MARKET OUTLOOK: We expect a choppy market for U.S. equities over the near term, given geopolitical issues, a rising interest rate environment, and the presidential campaign. Despite this near-term volatility, we expect the U.S. equities market to trend upward. We have witnessed pockets of outperformance by stocks with better fundamentals, though it is sometimes short-lived and not as widespread as we expected. Although a rising rate environment will likely accompany the summer slowdown in the market, we expect the market to broaden and to continue rewarding better quality stocks, although price volatility in the small cap asset class may initially mask the effect.

We expect the small cap cycle to remain on course and for smaller capitalization stocks to outperform large cap stocks. First, in our view smaller capitalization stocks offer comparable earnings and revenue growth to large cap stocks, but provide better value on a price-to-earnings, price-to-book, and price-to-free cash flow basis. Although rising interest rates should cause an interruption in the cycle, this may serve to make smaller capitalization stocks even more attractive relative to large cap stocks. Second, access to capital for small cap stocks continues through strong equity and debt issuance. We believe a rebound in commercial lending by the banking industry may help to fuel their growth as well. Finally, merger and acquisition activity remains strong. On a price-to-cash basis, large cap companies trump their smaller capitalization counterparts. We expect consolidation to continue, with most deals occurring in the small cap space.

We look forward to the new fiscal year. Whatever challenges the market presents in the short term, we believe the Fund is well positioned to benefit as the small cap cycle continues to move up the market cap spectrum and better quality stocks begin to consistently outperform.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                                ING SMALL COMPANY FUND

[CHART]

            ING SMALL COMPANY FUND CLASS I     RUSSELL 2000 INDEX
5/31/94     $     1,000,000                    $     1,000,000
5/31/95     $     1,187,446                    $     1,102,968
5/31/96     $     1,735,664                    $     1,498,865
5/31/97     $     1,861,525                    $     1,603,268
5/31/98     $     2,413,641                    $     1,943,855
5/31/99     $     2,388,144                    $     1,891,637
5/31/00     $     3,197,919                    $     2,079,158
5/31/01     $     3,255,190                    $     2,197,434
5/31/02     $     3,227,862                    $     2,186,366
5/31/03     $     2,849,187                    $     2,007,442
5/31/04     $     3,582,899                    $     2,615,537

                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                                           ------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION       SINCE INCEPTION
                                                                                    OF CLASS B            OF CLASS C
                                            1 YEAR      5 YEAR      10 YEAR        MARCH 1, 1999         JUNE 30, 1998
                                           --------    --------     --------    ------------------     ------------------
Including Sales Charge:
     Class A(1)                               18.24%       6.89%       12.47%                   --                     --
     Class B(2)                               19.57%       7.05%          --                  9.18%                    --
     Class C(3)                               23.53%       7.33%          --                    --                   5.81%
     Class I                                  25.75%       8.44%       13.60%                   --                     --
Excluding Sales Charge:
     Class A                                  25.46%       8.16%       13.14%                   --                     --
     Class B                                  24.57%       7.36%          --                  9.31%                    --
     Class C                                  24.53%       7.33%          --                    --                   5.81%
     Class I                                  25.75%       8.44%       13.60%                   --                     --
Russell 2000 Index(4)                         30.29%       6.70%       10.09%                 8.74%                  5.11%(5)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Small Company Fund against the Russell 2000 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5)  Since inception performance for index is shown from July 1, 1998.

(6) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(7) The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The Fund may invest in foreign securities, which poses special risks including currency fluctuation and economical and political risks not found in domestic investments. These risks are generally greater in emerging markets. The value of convertible securities may fall when interest rates rise. Investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility, principal and income risk. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund. The Fund may lend portfolio securities, which then may not be available to the Fund on a timely basis. During periods of high portfolio turnover, the Fund is subject to greater expenses.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND                PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Daniel M. Rea, Director and Portfolio Manager, BlackRock Advisors, Inc. -- the Sub-Adviser(*).

GOAL: The ING Global Science and Technology Fund (formerly, ING Technology Fund, the "Fund") seeks long-term capital appreciation.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class I shares provided a total return of 18.12% compared to 18.32% for the Standard & Poor's ("S&P") 500 Index(4) and 28.32% for the Pacific Stock Exchange ("PSE") Technology Index(5).

PORTFOLIO SPECIFICS: During the year ended May 31, 2004, the Fund underperformed its benchmarks, the S&P 500 Index and the PSE Technology Index. Throughout the period, market participants became increasingly concerned about the sustainability of the global economic recovery. The lack of confidence was fueled by the increasing likelihood of tighter U.S. monetary policy, the potential for controlled gross domestic product ("GDP") deceleration in China, global terrorism concerns, and a more contentious U.S. presidential election. These macroeconomic and geopolitical issues resulted in a reassessment of risk and precipitated a shift away from economically sensitive sectors of the market, including technology, industrials, and materials. Within technology, the more cyclical sub-industries such as semiconductor capital equipment and semiconductor devices experienced weak absolute performance. As for the healthcare sector, performance was likely driven by capital flows into segments with greater revenue and earnings visibility as investors favored medical devices over biotechnology.

The majority of the relative underperformance from January 1 through May 31, 2004 can be attributed to stock selection, particularly in the medical equipment and semiconductor devices industries. The Fund's positioning in the medical equipment group was broadly driven by concerns over unsustainable pricing, the impact of a stronger U.S. dollar, and high relative valuations. However, the defensive nature of this industry attracted investors during the year-to-date period ended May 31, 2004, and the Fund's holdings in the group underperformed. Within the semiconductor devices industry, the Fund's excessive exposure to small and mid cap stocks, which underperformed, resulted in the negative contribution to performance from that group. The Fund's underweight in the medical equipment group and overweight in the semiconductor devices industry also detracted from performance in the period, as did stock selection in the biotechnology and computer peripherals industries.

On a positive note, despite weak absolute performance, the semiconductor capital equipment group did provide solid relative performance. The Fund entered the period meaningfully underweight the group and remained underweight through late March. The Philadelphia Semiconductor Index declined approximately 18% from January 12 - March 23, the peak to the low of semiconductor stocks. Following the sell off, the Fund was moved to an overweight position in the group given more favorable valuations and improving conviction in the sustainability of the capital investment cycle. This strategic adjustment drove the favorable attribution. Stock selection in the systems software sub-industry also contributed positively to performance. Companies including Adobe Systems, Inc. and Symantec Corp. experienced notable appreciation, returning 14% and 32%, respectively, for the period January 1 - May 28, 2004, as underlying business fundamentals continue to improve. Finally, category-dominant Internet companies such as eBay, Inc. and Yahoo! Inc., which returned 37% and 36%, respectively for the same period, benefited from increasing on-line traffic and transaction volumes, as well as an acceleration in on-line advertising.

MARKET OUTLOOK: For the past several quarters, most global economic data have pointed to a broad-based industrial recovery. In the United States, accommodative monetary policy and stimulative fiscal policy have produced a dramatic re-acceleration in GDP. Furthermore, some corporations have successfully realigned their cost structures and improved their balance sheets leading to improved profitability. Although increasing inflationary pressures may lead to a tightening interest rate bias, we do not anticipate substantial increases in the Federal Reserves Fund rate over the intermediate term. Furthermore, a low nominal interest rate environment is still supportive of additional capital investment and we anticipate greater enterprise spending in the next several quarters.

In addition, we feel many information technology companies have sufficient operating leverage to drive earnings growth and can outperform throughout this portion of the economic cycle. However, unlike much of 2003, we believe the market will begin to reward higher quality companies with consistent top-line growth and the ability to expand margins. The recent pullback in the broader information technology sector has offered an attractive opportunity to increase our exposure to selective segments of the market. Although certain strategic moves have not been fully rewarded in the short term, we believe the market will ultimately acknowledge the positive underlying fundamental trends. We remain intensely focused on identifying companies with improving earnings and cash flow growth and attractive relative valuations. Finally, exiting the fiscal year we have moved the healthcare weight closer to 20% and the information technology weight closer to 70%, which is more in-line with the benchmark.

----------
(*) Effective January 1, 2004, BlackRock Advisors, Inc. ("BlackRock") began acting as sub-adviser to ING Technology Fund under an interim sub-advisory agreement. On March 23, 2004, the shareholders approved the change in sub-adviser of the ING Technology Fund from AIC Asset Management, LLC to BlackRock. In connection with the change in sub-adviser were the following changes to the name and non-fundamental investment strategy and policies of the ING Technology Fund: (1) a name change to ING Global Science and Technology Fund from ING Technology Fund; (2) strategy and policy changes so that the Fund became a global fund investing 80% of its assets in common stocks and securities convertible into common stock of companies in the science and technology sectors; and (3) the comparative index for the Fund was changed from the Goldman Sachs Technology Industry Composite Index to the Standard & Poor's 500 Index and the Pacific Stock Exchange Technology Index was added as a comparative index.

PORTFOLIO MANAGERS' REPORT                ING GLOBAL SCIENCE AND TECHNOLOGY FUND

[CHART]

                                                                         PSE               GOLDMAN SACHS TECHNOLOGY
                  ING GLOBAL SCIENCE AND                            TECHNOLOGY 100           INDUSTRY COMPOSITE
                TECHNOLOGY FUND CLASS I(a)    S&P 500 INDEX(b)         INDEX(c)                   INDEX(d)
3/1/2000            $     1,000,000           $     1,000,000       $     1,000,000           $     1,000,000
5/31/2000           $       938,000           $     1,042,159       $       883,736           $       848,700
5/31/2001           $       512,000           $       932,008       $       660,313           $       464,578
5/31/2002           $       384,000           $       802,869       $       518,054           $       312,661
5/31/2003           $       309,000           $       738,309       $       499,430           $       292,244
5/31/2004           $       365,000(a)        $       873,586(b)    $       640,869(c)        $       358,613(d)

                                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                                        FOR THE PERIODS ENDED MAY 31, 2004
                                                               ---------------------------------------------------
                                                                             SINCE INCEPTION       SINCE INCEPTION
                                                                          OF CLASS A, B, C AND I      OF CLASS O
                                                                1 YEAR        MARCH 1, 2000         AUGUST 6, 2001
                                                               --------   ----------------------   ---------------
                    Including Sales Charge:
                       Class A(1)                                 10.83%                  (22.40)%              --
                       Class B(2)                                 11.67%                  (22.25)%              --
                       Class C(3)                                 16.17%                  (21.98)%              --
                       Class I                                    18.12%                  (21.10)%              --
                       Class O                                    17.53%                      --            (10.38)%
                    Excluding Sales Charge:
                       Class A                                    17.59%                  (21.31)%              --
                       Class B                                    16.67%                  (21.88)%              --
                       Class C                                    17.17%                  (21.98)%              --
                       Class I                                    18.12%                  (21.10)%              --
                       Class O                                    17.53%                      --            (10.38)%
                    S&P 500 Index(4)                              18.32%                   (3.13)            (1.06)
                    PSE Technology Index(5)                       28.32%                  (10.70)%           (8.81)
                    Goldman Sachs Technology Industry(6)
                       Composite Index                            22.71%                  (21.47)%           (6.98)%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Global Science and Technology Fund against the S&P 500 Index, the PSE Technology Index and the Goldman Sachs Technology Industry Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(5) The PSE Technology Index is a price-weighted Index comprised of not more than 100 individual stocks. The Index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within advanced technology fields.

(6) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(7)  Since inception performance for index is shown from August 1, 2001.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. The Fund's investments in small and mid-sized companies may be more susceptible to price swings than larger companies. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the U.S. Government. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

ING VALUE OPPORTUNITY FUND                            PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by William F. Coughlin, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Value Opportunity Fund (the "Fund ") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares returned 15.28% compared to the Standard and Poor's ("S&P") 500 Index(4), which returned 18.32% for the same period.

PORTFOLIO SPECIFICS: The ING Value Opportunity Fund underperformed the S&P 500 Index benchmark during the fiscal year ended May 31, 2004. For the most recent 12-month period, a combination of unfavorable sector allocation in the health care sector and disappointing stock selection, especially in the financial services sector, hampered results. With respect to sector allocation, an overweighted position in the poorly performing health care sector and underweight in the strongly performing materials and processing sector were key contributing factors to annual results. On the other hand, weak stock selection in financial services was likely the most important cause of the Fund's underperformance as holdings such as Merrill Lynch & Co, Inc., Fannie Mae, and Sovereign Bancorp, Inc. all negatively impacted results.

MARKET OUTLOOK: The equity markets have posted positive results for the first several months of 2004, but much of the enthusiasm and speculation that was seen in 2003 is not nearly as evident this year. In our view, the outlook for equity prices remains favorable. Despite a gradual Federal Reserve tightening of monetary policy, slightly higher inflation, and a difficult worldwide geopolitical situation, earnings multiples remain reasonable and corporate profits still remain in an uptrend. Clearly, investors are undecided as to the outcome of the November presidential election and the eventual winner's impact on the economy, stock market, and global situation. As a result, we believe that the market indices may remain in a reasonably narrow range for the next few months with large cap, higher quality companies providing the market's leadership. Given the favorable environment we see ahead for stocks, we believe the Fund is well positioned in high quality, large capitalization companies with strong balance sheets, low valuations, strong management teams, favorable operating outlooks, and catalysts in place that will, in our opinion, lead to higher share prices.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                            ING VALUE OPPORTUNITY FUND

[CHART]

            ING VALUE OPPORTUNITY FUND CLASS I   S&P 500 INDEX
2/2/98      $     1,000,000                      $     1,000,000
5/31/98     $     1,102,000                      $     1,118,773
5/31/99     $     1,222,148                      $     1,354,941
5/31/00     $     1,430,200                      $     1,497,982
5/31/01     $     1,562,626                      $     1,339,652
5/31/02     $     1,307,015                      $     1,154,031
5/31/03     $     1,101,771                      $     1,061,233
5/31/04     $     1,270,130                      $     1,255,678

                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------------------------------------------------
                                                                   SINCE INCEPTION      SINCE INCEPTION      SINCE INCEPTION
                                                                    OF CLASS A & I         OF CLASS B           OF CLASS C
                                            1 YEAR      5 YEAR     FEBRUARY 2, 1998       MARCH 1, 1999        JUNE 30, 1998
                                           --------    --------   ------------------   ------------------   ------------------
Including Sales Charge:
   Class A(1)                                  8.42%      (0.65)%               2.64%                  --                   --
   Class B(2)                                  9.34%      (0.54)%                 --                 1.09%                  --
   Class C(3)                                 13.29%      (0.21)%                 --                   --                 1.43%
   Class I                                    15.28%       0.77%                3.85%                  --                   --
Excluding Sales Charge:
   Class A                                    15.03%       0.53%                3.61%                  --                   --
   Class B                                    14.34%      (0.21)%                 --                 1.25%                  --
   Class C                                    14.29%      (0.21)%                 --                   --                 1.43%
   Class I                                    15.28%       0.77%                3.85%                  --                   --
S&P 500 Index(4)                              18.32%      (1.51)%               3.66%(5)            (0.44)%               1.29%(6)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Value Opportunity Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(5)  Since inception performance for index is shown from February 1, 1998.

(6)  Since inception performance for index is shown from July 1, 1998.

PRINCIPAL RISK FACTOR(S): The principal risks of investing in the Fund are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The value of convertible securities may fall when interest rates rise. Investments in derivatives may result in loss or have a leveraging effect on its portfolio, and high-yield securities investment may be subject to volatility and principal and income risk. The Fund may lend portfolio securities, which then may not be available to the Fund on a timely basis. During periods of high portfolio turnover, the Fund is subject to greater expenses.

ING BALANCED FUND                                     PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: James B. Kauffman and Hugh T.M. Whelan, CFA, Portfolio Managers, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Balanced Fund (the "Fund") seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares returned 9.65% compared to 18.32% for the Standard and Poor's ("S&P") 500 Index(4) and the composite index consisting of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Aggregate Bond Index(5), which returned 10.58% for the same period.

PORTFOLIO SPECIFICS: The equity component of the Fund underperformed the S&P 500 Index for the period. Stock selection in the health care, energy, and utilities sectors had a strong positive contribution to results, while selection among technology, industrials and consumer staples hurt performance. Sector allocation had a small negative impact on results, notably through underweights in financials and materials. Stocks currently held having a strong positive effect on performance were Intel Corp., Cisco Systems, Inc., as well as Novell, Inc., which was held during the period. Disappointing performers were Oracle Corp., and Merck & Co., Inc., as well as Freddie Mac, which was previously held.

The fixed income component of the Fund outperformed the Lehman Brothers Aggregate Bond Index for the period. Overall, the chief sources of our relative outperformance for the first half of the reporting period were overweights in longer-dated and lower quality investment-grade credits as well as high yield and emerging markets debt. Long-duration credit and low quality credit both outperformed shorter duration and high quality names. An overweight to mortgage-backed securities also boosted excess returns except in July; however, our exposure to mortgage-backed securities varied over the course of the year. We initiated a short duration posture early in the period, which eventually proved beneficial as the economic expansion proved sustainable in 2004. However, our continued overweight to longer-dated and lower-rated corporate securities was generally negative later in that year. Negative headlines about the government-sponsored enterprises may have provided trading opportunities.

Our cash position during the reporting period had a negative impact on performance.

MARKET OUTLOOK: Economic momentum continues to be positive. We expect consumer spending to remain within trend based on falling unemployment, which is offsetting the declining impact of tax cuts. While rising gas prices and projected slowdowns in the housing market could have a dampening effect on consumer sentiment, industrial demand may strengthen and inventory levels are at historically low levels, ensuring continued production in the near term. Corporate profits and the quality of earnings continue to improve. Core inflation measures appear to be rising, but we do not believe that inflation will become a serious problem in the medium term considering the high level of productivity and excess capacity in the economy. We expect to see the Federal Reserve ("Fed") raise the Fed Funds rate, which is currently at 1% (a 46-year low), to a more normal but still accommodative level. The yield on the five-year Treasury Note rose to 3.81% by May 31, 2004 from 2.30% a year ago. In the near term, market performance could continue to be volatile due to the Fed's indications that interest rates may rise sooner than anticipated in addition to the uncertainty around geopolitical risks.

The equity component of the portfolio is overweight in the consumer discretionary and energy sectors and underweight in the health care and consumer staples sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

In the fixed income component, we are still short in duration in the face of anticipated improving global economic fundamentals, but we reduced the magnitude of that posture following the recent rise in rates. The front-end of the yield curve appears most vulnerable, especially once the Fed becomes less accommodative. We are neutral home mortgages and overweight in securitized sectors. We remain cautious about stretched valuations in investment-grade credit and plus sectors and have reduced the contribution to duration of spread sectors. Additionally, we have reduced our exposure in emerging markets, and our high yield position has been eliminated with the exception of a few crossover and special situation issues that tend to track the investment-grade market.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                                     ING BALANCED FUND

[CHART]

             ING BALANCED                       LEHMAN BROTHERS
                FUND              S&P 500       AGGREGATE BOND      COMPOSITE
               CLASS I             INDEX            INDEX             INDEX
5/31/94     $     1,000,000   $     1,000,000   $     1,000,000   $     1,000,000
5/31/95     $     1,113,541   $     1,201,613   $     1,114,811   $     1,166,830
5/31/96     $     1,354,411   $     1,544,638   $     1,163,696   $     1,381,156
5/31/97     $     1,552,127   $     2,000,948   $     1,260,477   $     1,668,837
5/31/98     $     1,909,115   $     2,616,842   $     1,398,040   $     2,048,005
5/31/99     $     2,104,850   $     3,169,245   $     1,458,906   $     2,350,677
5/31/00     $     2,303,705   $     3,503,823   $     1,489,654   $     2,524,857
5/31/01     $     2,224,313   $     3,133,483   $     1,685,024   $     2,492,100
5/31/02     $     2,121,391   $     2,699,310   $     1,821,539   $     2,361,088
5/31/03     $     2,101,626   $     2,482,253   $     2,032,423   $     2,362,369
5/31/04     $     2,304,511   $     2,937,066   $     2,023,439   $     2,612,205

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                                           ------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION       SINCE INCEPTION
                                                                                    OF CLASS B            OF CLASS C
                                            1 YEAR      5 YEAR      10 YEAR        MARCH 1, 1999         JUNE 30, 1998
                                           --------    --------     --------    ------------------     ------------------
Including Sales Charge:
   Class A(1)                                  3.09%       0.39%        7.58%                   --                     --
   Class B(2)                                  3.51%       0.50%          --                  1.27%                    --
   Class C(3)                                  7.59%       0.81%          --                                         1.81%
   Class I                                     9.65%       1.83%        8.70%                   --
Excluding Sales Charge:
   Class A                                     9.38%       1.58%        8.22%                   --                     --
   Class B                                     8.51%       0.83%          --                  1.43%                    --
   Class C                                     8.59%       0.81%          --                                         1.81%
   Class I                                     9.65%       1.83%        8.70%                   --
S&P 500 Index(4)                              18.32%      (1.51)%      11.38%                (0.44)%                 1.29%(6)
Lehman Brothers Aggregate Bond Index(5)       (0.44)%      6.76%        7.30%                 6.43%                  6.30%(6)
Composite Index (60% S&P 500 Index/40%
   Lehman Brothers Aggregate Bond Index)      10.58%       2.13%       10.08%                 2.66%                  3.72%(6)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the S&P 500 Index, Lehman Brothers Aggregate Bond Index, and Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index). The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class a sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1-year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicity issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6)  Since inception performance for index is shown from July 1, 1998.

PRINCIPAL RISK FACTOR(S): The principal risks of investing in the Fund are those generally attributable to stock and bond investing. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market and credit risks and may experience greater volatility in market value than investment grade corporate bonds. The Fund's investments in mortgage-related securities may entail prepayment risk. International investing poses special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund. The value of the Fund's investments in convertible securities may fall when interest rates rise, and it may lend portfolio securities, which then may not be available to the Fund on a timely basis. The Fund's investments in U.S. Government securities are subject to varying degrees of credit risk. During periods of high portfolio turnover, the Fund is subject to greater expenses.

ING EQUITY INCOME FUND                                PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGER: Karen H. Grimes, CFA, Vice President, Wellington Management Company, LLP -- the Sub-Adviser(*).

GOAL: The ING Equity Income Fund (formerly, ING Growth and Income Fund, the "Fund") seeks long-term growth of capital and income.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares returned 16.10% versus the Russell 1000 Value Index(4) and the Russell 1000 Index(5), which returned 19.82% and 18.91%, respectively, for the same period.

PORTFOLIO SPECIFICS: In our semi-annual report we described a stock market that had reached its low point in March, but appears to be on the rebound as economic, business and political news improved. We also referred to the fact that the Fund's performance had not kept up with that of the S&P 500 Index. In our view, much of the rally in the market had been based on the sharp recovery, particularly in the Technology sector, of the stocks of companies that the portfolio manager considered low quality. Although the decision to over weight that sector had been correct, performance had suffered by holding mainly mainstream Technology companies.

In the three months ended February 29, 2004, the Fund returned 8.74%, almost exactly matching the S&P 500 Index, which returned 8.67% for the same period. A strong performer in the Fund was previously held AT&T Wireless Services, Inc., which soared during January and February as rumors of a potential takeover turned out to be true. Cingular Wireless LLC turned out to be the winner of the AT&T Wireless "Sweepstakes," and the deal is expected to close on December 31, 2004.

Stock selection was otherwise neutral during the three months. Sector allocation detracted from performance, particularly the overweight in Technology. By early 2004, concerns that Technology had come too far too fast made that sector the poorest performer in the S&P 500 Index for the three months.

A change in sub-adviser became effective March 1, 2004. In this connection: (1) the name of the Fund changed to ING Equity Income Fund; (2) the Fund's non-fundamental investment strategies and policies were modified so that the Fund could invest primarily in large dividend-paying companies with market capitalizations over $2 billion, with the intent of concentrating more on the Fund's income component; and (3) the comparative index for the Fund was changed from the Standard & Poor's ("S&P") 500 Index(6) to the Russell 1000 Value Index and the Russell 1000 Index(5) was added as a comparative index.

In the three months ended May 31, 2004, the Fund underperformed its new comparative index by 0.68%, returning -2.99%, compared to -2.31% for the Russell 1000 Value Index. Strong selection in the Energy and Utilities sectors was outweighed by adverse stock selection, particularly in the Mining and Finance sectors. In Mining, Alcoa, Inc. suffered from fears of declining aluminum prices when China announced that it would actively try to slow down its booming economy. Finance stocks were likely impacted by investors' expectations of imminently higher interest rates. These expectations were reflected in stock selection losses on the Fund's brokerage stock holdings.

MARKET OUTLOOK: At the close of the second quarter, the global economy appears on track with our forecast, with GDP growth of 3% or better. While we expect some deceleration from the current above-average recovery pace, we believe the global economy has good momentum that should support durable expansion in the quarters ahead. The United States' GDP has been growing in the 4% range since the fourth quarter of 2001, and we expect growth to continue in the 3%+ range.

Corporate profits proved spectacular in the first half, clearly boosting business confidence and capital spending. Company balance sheets and cash flows appears to be in the best condition in a generation. Rising interest rates and profit expansion will likely battle for investors' attention during coming quarters; however, we are confident the equity market can deliver single-digit annual progress with a flatter trajectory and lower volatility than in recent years.

----------
(*) Effective March 1, 2004, Wellington Management Company, LLP ("Wellington") replaced Aeltus Investment Management, Inc. as sub-adviser to the Fund. In connection with the change in sub-adviser, effective March 1, 2004: (1) the name of the Fund changed to ING Equity Income Fund; (2) the Fund's non-fundamental investment strategies and policies were modified so that the Fund could invest primarily in large dividend-paying companies with market capitalizations over $2 billion, with the intent of concentrating more on the Fund's income component; and (3) the comparative index for the Fund was changed from the Standard & Poor's 500 Index to the Russell 1000 Value Index and the Russell 1000 Index was added as a comparative index.

PORTFOLIO MANAGERS' REPORT                                ING EQUITY INCOME FUND

[CHART]

            ING EQUITY INCOME
                   FUND         RUSSELL 1000      RUSSELL 1000        S&P 500
                  CLASS I        VALUE INDEX         INDEX             INDEX
5/31/94     $     1,000,000   $     1,000,000   $     1,000,000   $     1,000,000
5/31/95     $     1,135,011   $     1,159,700   $     1,189,678   $     1,201,613
5/31/96     $     1,472,931   $     1,463,701   $     1,540,147   $     1,544,638
5/31/97     $     1,906,987   $     1,870,759   $     1,958,114   $     2,000,948
5/31/98     $     2,444,442   $     2,481,770   $     2,559,373   $     2,616,842
5/31/99     $     2,661,823   $     2,842,459   $     3,079,118   $     3,169,245
5/31/00     $     2,891,535   $     2,791,666   $     3,447,431   $     3,503,823
5/31/01     $     2,434,408   $     3,006,081   $     3,076,087   $     3,133,483
5/31/02     $     2,044,128   $     2,839,288   $     2,665,667   $     2,699,310
5/31/03     $     1,770,914   $     2,616,165   $     2,460,080   $     2,482,253
5/31/04     $     2,055,951   $     3,134,627   $     2,925,269   $     2,937,066

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                                           ------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION       SINCE INCEPTION
                                                                                    OF CLASS B            OF CLASS C
                                            1 YEAR      5 YEAR      10 YEAR        MARCH 1, 1999         JUNE 30, 1998
                                           --------    --------     --------    ------------------     ------------------
Including Sales Charge:
   Class A(1)                                  9.11%      (6.38)%       6.39%                   --                     --
   Class B(2)                                 10.07%      (6.26)%         --                 (5.07)%                   --
   Class C(3)                                 14.00%      (5.96)%         --                                        (4.21)%
   Class I                                    16.10%      (5.03)%       7.47%                   --
Excluding Sales Charge:
   Class A                                    15.77%      (5.26)%       7.02%                   --                     --
   Class B                                    15.07%      (5.96)%         --                 (4.93)%                   --
   Class C                                    15.00%      (5.96)%         --                                        (4.21)%
   Class I                                    16.10%      (5.03)%       7.47%                   --
Russell 1000 Value Index(4)                   19.82%       1.98%       12.10%                 3.81%                  3.80%
Russell 1000 Index(5)                         18.91%      (1.02)%      11.33%                 0.10%                  1.66%
S&P 500 Index(6)                              18.32%      (1.51)%      11.38%                (0.44)%                 1.29%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Equity Income Fund against the Russell 1000 Value Index, the Russell 1000 Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(5) The Russell 1000 Index consists of the largest 1,000 companies of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)  Since inception performance for index is shown from July 1, 1998.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. From time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all. Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. The value of convertible securities may fall when interest rates rise, and those with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Securities loaned by the Fund may not be available to it on a daily basis. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETF's underlying NAVs. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and
Shareholders of
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of ING Growth Fund, ING Small Company Fund, ING Global Science and Technology Fund (formerly, ING Technology Fund), ING Value Opportunity Fund, ING Balanced Fund, and ING Equity Income Fund (formerly, ING Growth & Income Fund), each a series of ING Series Fund, Inc., including the portfolios of investments, as of May 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Growth Fund, ING Small Company Fund, ING Global Science and Technology Fund, ING Value Opportunity Fund, ING Balanced Fund, and ING Equity Income Fund as of May 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP


Boston, Massachusetts
July 16, 2004

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                                                                ING                 ING
                                                                             ING               SMALL        GLOBAL SCIENCE AND
                                                                           GROWTH             COMPANY           TECHNOLOGY
                                                                            FUND               FUND                FUND
                                                                            ----               ----                ----
ASSETS:
Investments in securities at value+*                                  $   112,640,229    $   271,510,531     $    73,817,178
Short-term investments at amortized cost                                           --            591,659          18,033,626
Repurchase agreement                                                        5,967,000         26,710,000                  --
Cash                                                                          462,865                793           3,416,099
Cash collateral for futures                                                        --            490,000                  --
Receivables:
     Investment securities sold                                             2,643,949          1,176,826           1,287,389
     Fund shares sold                                                          20,880            101,982                 692
     Dividends and interest                                                   159,749            143,449               7,428
     Variation margin recievable                                                   --             17,500                  --
Prepaid expenses                                                               17,079             22,430              22,964
                                                                      ---------------    ---------------     ---------------
         Total assets                                                     121,911,751        300,765,170          96,585,376
                                                                      ---------------    ---------------     ---------------
LIABILITIES:
Payable for investment securities purchased                                        --          2,726,893           1,516,189
Payable for fund shares redeemed                                            8,420,203          7,558,848              46,263
Payable upon receipt of securities loaned                                          --            591,659          18,033,626
Payable to affiliates                                                         143,706            304,143             150,456
Payable for director fees                                                       5,825              2,311              48,364
Other accrued expenses and liabilities                                         89,705             73,902             110,233
                                                                      ---------------    ---------------     ---------------
         Total liabilities                                                  8,659,439         11,257,756          19,905,131
                                                                      ---------------    ---------------     ---------------
NET ASSETS                                                            $   113,252,312    $   289,507,414     $    76,680,245
                                                                      ===============    ===============     ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                       $   241,679,405    $   274,654,101     $   207,568,720
Accumulated net investment loss                                                    --                 --             (10,979)
Accumulated net realized loss on investments,
  foreign currencies, futures and options                                (138,446,819)       (18,910,009)       (132,344,480)
Net unrealized appreciation or depreciation
  on investments, foreign currencies, futures and options                  10,019,726         33,763,322           1,466,984
                                                                      ---------------    ---------------     ---------------
NET ASSETS                                                            $   113,252,312    $   289,507,414     $    76,680,245
                                                                      ===============    ===============     ===============

----------
 + Including securities on loan at value                              $            --    $       585,617     $    17,565,218
 * Cost of investments in securities                                  $   102,620,503    $   237,705,045     $    72,350,240

                 See Accompanying Notes to Financial Statements

                                                                                                ING                ING
                                                                             ING               SMALL        GLOBAL SCIENCE AND
                                                                           GROWTH             COMPANY           TECHNOLOGY
                                                                            FUND               FUND                FUND
                                                                            ----               ----                ----
CLASS A:
Net assets                                                            $    64,570,016    $   123,834,049     $    35,600,563
Shares authorized                                                         100,000,000        100,000,000         100,000,000
Par value                                                             $         0.001    $         0.001     $         0.001
Shares outstanding                                                          5,683,115          8,184,640           9,854,686
Net asset value and redemption price per share                        $         11.36    $         15.13     $          3.61
Maximum offering price per share (5.75%)(1)                           $         12.05    $         16.05     $          3.83

CLASS B:
Net assets                                                            $     7,054,234    $     6,234,480     $    15,451,861
Shares authorized                                                         100,000,000        100,000,000         100,000,000
Par value                                                             $         0.001    $         0.001     $         0.001
Shares outstanding                                                            626,312            411,173           4,420,809
Net asset value and redemption price per share(2)                     $         11.26    $         15.16     $          3.50
Maximum offering price per share                                      $         11.26    $         15.16     $          3.50

CLASS C:
Net assets                                                            $     2,444,305    $     3,855,499     $     4,656,091
Shares authorized                                                         100,000,000        100,000,000         100,000,000
Par value                                                             $         0.001    $         0.001     $         0.001
Shares outstanding                                                            219,254            255,594           1,339,874
Net asset value and redemption price per share(2)                     $         11.15    $         15.08     $          3.48
Maximum offering price per share                                      $         11.15    $         15.08     $          3.48

CLASS I:
Net assets                                                            $    39,183,757    $   155,583,386     $     9,463,040
Shares authorized                                                         100,000,000        100,000,000         100,000,000
Par value                                                             $         0.001    $         0.001     $         0.001
Shares outstanding                                                          3,342,104          9,914,391           2,589,413
Net asset value and redemption price per share                        $         11.72    $         15.69     $          3.65
Maximum offering price per share                                      $         11.72    $         15.69     $          3.65

CLASS O:
Net assets                                                                        n/a                n/a     $    11,508,690
Shares authorized                                                                 n/a                n/a         100,000,000
Par value                                                                         n/a                n/a     $         0.001
Shares outstanding                                                                n/a                n/a           3,177,411
Net asset value and redemption price per share                                    n/a                n/a     $          3.62
Maximum offering price per share                                                  n/a                n/a     $          3.62

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On puchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                                             ING                                   ING
                                                                            VALUE               ING              EQUITY
                                                                         OPPORTUNITY         BALANCED            INCOME
                                                                            FUND               FUND               FUND
                                                                            ----               ----               ----
ASSETS:
Investments in securities at value+*                                  $    41,225,969    $   127,399,547    $   110,828,487
Short-term investments at value**                                           2,792,650         25,426,270                 --
Repurchase agreement                                                        1,297,000          1,946,000                 --
Cash                                                                              230             57,162          9,139,377
Cash collateral for futures                                                        --             27,600                 --
Receivables:
    Investment securities sold                                                     --          7,322,268         12,981,320
    Fund shares sold                                                           11,126            188,995             18,355
    Dividends and interest                                                     71,927            474,948            635,665
Prepaid expenses                                                               16,045             18,423             24,441
Reimbursement due from manager                                                  4,758                 --                 --
                                                                      ---------------    ---------------    ---------------
       Total assets                                                        45,419,705        162,861,213        133,627,645
                                                                      ---------------    ---------------    ---------------
LIABILITIES:
Payable for investment securities purchased                                        --         16,228,459          5,231,485
Payable for fund shares redeemed                                                   --             52,715         12,781,198
Payable for futures variation margin                                               --                406                 --
Payable upon receipt of securities loaned                                   2,792,650         20,129,232                 --
Payable to affiliates                                                          39,629            122,330            168,294
Payable for director fees                                                         708              3,203              5,940
Other accrued expenses and liabilities                                         77,645             66,923             93,104
                                                                      ---------------    ---------------    ---------------
       Total liabilities                                                    2,910,632         36,603,268         18,280,021
                                                                      ---------------    ---------------    ---------------
NET ASSETS                                                            $    42,509,073    $   126,257,945    $   115,347,624
                                                                      ===============    ===============    ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                       $    43,194,139    $   117,148,435    $   229,287,914
Undistributed net investment income                                           174,369            679,238          1,251,684
Accumulated net realized loss on investments,
  foreign currencies, futures, options and swaps                           (2,203,247)        (2,944,744)      (112,849,776)
Net unrealized appreciation or depreciation on investments,
  foreign currencies, futures and options                                   1,343,812         11,375,016         (2,342,198)
                                                                      ---------------    ---------------    ---------------
NET ASSETS                                                            $    42,509,073    $   126,257,945    $   115,347,624
                                                                      ===============    ===============    ===============

----------
 + Including securities on loan at value                              $     2,715,180    $    19,522,447    $            --
 * Cost of investments in securities                                  $    39,882,157    $   115,971,941    $   113,172,928
** Cost of short-term investments                                     $     2,792,650    $    25,426,452    $            --

                 See Accompanying Notes to Financial Statements

                                                                             ING                                   ING
                                                                            VALUE               ING              EQUITY
                                                                         OPPORTUNITY         BALANCED            INCOME
                                                                            FUND               FUND               FUND
                                                                            ----               ----               ----
CLASS A:
Net assets                                                            $    37,069,460    $    70,236,848    $    58,263,151
Shares authorized                                                         100,000,000        100,000,000        100,000,000
Par value                                                             $         0.001    $         0.010    $         0.001
Shares outstanding                                                          3,721,262          6,021,207          6,208,977
Net asset value and redemption price per share                        $          9.96    $         11.66    $          9.38
Maximum offering price per share (5.75%)(1)                           $         10.57    $         12.37    $          9.95

CLASS B:
Net assets                                                            $     3,644,809    $    13,898,716    $     4,192,140
Shares authorized                                                         100,000,000        100,000,000        100,000,000
Par value                                                             $         0.001    $         0.010    $         0.001
Shares outstanding                                                            374,762          1,207,375            453,709
Net asset value and redemption price per share(2)                     $          9.73    $         11.51    $          9.24
Maximum offering price per share                                      $          9.73    $         11.51    $          9.24

CLASS C:
Net assets                                                            $     1,443,344    $     4,270,219    $     1,283,451
Shares authorized                                                         100,000,000        100,000,000        100,000,000
Par value                                                             $         0.001    $         0.010    $         0.001
Shares outstanding                                                            149,074            371,427            139,528
Net asset value and redemption price per share(2)                     $          9.68    $         11.50    $          9.20
Maximum offering price per share                                      $          9.68    $         11.50    $          9.20

CLASS I:
Net assets                                                            $       351,460    $    37,852,162    $    51,608,882
Shares authorized                                                         100,000,000        100,000,000        100,000,000
Par value                                                             $         0.001    $         0.010    $         0.001
Shares outstanding                                                             35,012          3,242,285          5,477,463
Net asset value and redemption price per share                        $         10.04    $         11.67    $          9.42
Maximum offering price per share                                      $         10.04    $         11.67    $          9.42

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On puchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004

                                                                                                ING                 ING
                                                                             ING               SMALL        GLOBAL SCIENCE AND
                                                                           GROWTH             COMPANY           TECHNOLOGY
                                                                            FUND               FUND                FUND
                                                                            ----               ----                ----
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                             $     1,547,467    $     3,952,962     $       126,715
Interest                                                                       60,513            185,948                 665
Securities lending income                                                      12,725             90,265               8,593
                                                                      ---------------    ---------------     ---------------
    Total investment income                                                 1,620,705          4,229,175             135,973
                                                                      ---------------    ---------------     ---------------
EXPENSES:
Investment management fees                                                  1,361,337          2,831,363             753,147
Distribution and service fees:
    Class A                                                                   176,946            291,749              87,842
    Class B                                                                    60,760             43,027             161,039
    Class C                                                                    24,385             33,381              50,687
    Class O                                                                        --                 --              17,133
Transfer agent fees                                                           137,973            163,194             392,857
Administrative service fees                                                   155,582            270,672              57,383
Shareholder reporting expense                                                  34,675             47,730              48,656
Registration fees                                                              42,090             58,303              87,318
Professional fees                                                              30,864             37,509              23,678
Custody and accounting expense                                                 23,888             48,962              11,003
Directors' fees                                                                17,143             16,790               2,687
Miscellaneous expense                                                          10,281             15,463               7,794
Merger expense                                                                     --                 --              55,908
                                                                      ---------------    ---------------     ---------------
    Total expenses                                                          2,075,924          3,858,143           1,757,132
Less:
    Net waived and reimbursed fees                                                 --                 --             312,228
                                                                      ---------------    ---------------     ---------------
    Net expenses                                                            2,075,924          3,858,143           1,444,904
                                                                      ---------------    ---------------     ---------------
Net investment income (loss)                                                 (455,219)           371,032          (1,308,931)
                                                                      ---------------    ---------------     ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCIES, FUTURES AND OPTIONS:
Net realized gain (loss) on:
    Investments                                                            30,295,132         69,292,540           7,153,726
    Foreign currencies                                                             --                 --             (21,544)
    Futures and options                                                     1,285,700            292,196             (25,254)
                                                                      ---------------    ---------------     ---------------
    Net realized gain on investments, foreign currencies,
      futures and options                                                  31,580,832         69,584,736           7,106,928
                                                                      ---------------    ---------------     ---------------
Net change in unrealized appreciation or depreciation on:
    Investments                                                            (5,440,084)        (1,550,556)          3,610,695
    Foreign currencies                                                             --                 --                  46
    Futures                                                                  (334,938)           (42,164)              6,841
                                                                      ---------------    ---------------     ---------------
    Net change in unrealized appreciation or depreciation on
      investments, foreign currencies and futures                          (5,775,022)        (1,592,720)          3,617,582
                                                                      ---------------    ---------------     ---------------
      Net realized and unrealized gain on investments,
        foreign currencies, futures and options                            25,805,810         67,992,016          10,724,510
                                                                      ---------------    ---------------     ---------------
    INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $    25,350,591    $    68,363,048     $     9,415,579
                                                                      ===============    ===============     ===============

----------
* Foreign taxes                                                       $         5,635    $         1,441     $         2,887

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004

                                                                             ING                                   ING
                                                                            VALUE               ING              EQUITY
                                                                         OPPORTUNITY         BALANCED            INCOME
                                                                            FUND               FUND               FUND
                                                                            ----               ----               ----
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                             $       747,873    $     1,089,208    $     4,551,123
Interest                                                                       12,903          1,921,621             32,860
Securities lending income                                                       1,452             16,338             11,534
                                                                      ---------------    ---------------    ---------------
    Total investment income                                                   762,228          3,027,167          4,595,517
                                                                      ---------------    ---------------    ---------------
EXPENSES:
Investment management fees                                                    283,223            993,017          1,726,315
Distribution and service fees:
    Class A                                                                    84,781            161,488            136,330
    Class B                                                                    22,945             81,083             23,868
    Class C                                                                    11,585             35,004             12,763
Transfer agent fees                                                            50,690            102,485            117,925
Administrative service fees                                                    32,368             99,302            197,445
Shareholder reporting expense                                                  22,630             14,090             41,230
Registration fees                                                              49,586             48,681             48,430
Professional fees                                                              29,454             32,950             34,603
Custody and accounting expense                                                 11,564             32,921             31,664
Directors' fees                                                                 2,190              7,665             16,060
Insurance expense                                                                  --                 --              2,274
Miscellaneous expense                                                           4,598              6,990             14,271
                                                                      ---------------    ---------------    ---------------
    Total expenses                                                            605,614          1,615,676          2,403,178
Less:
    Net waived and reimbursed fees                                             54,399                 --                 --
                                                                      ---------------    ---------------    ---------------
    Net expenses                                                              551,215          1,615,676          2,403,178
                                                                      ---------------    ---------------    ---------------
Net investment income                                                         211,013          1,411,491          2,192,339
                                                                      ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCIES, FUTURES, OPTIONS AND SWAPS:
Net realized gain (loss) on:
    Investments                                                             7,294,028          9,358,198         66,781,612
    Futures, options and swaps                                                     --             (8,895)                --
                                                                      ---------------    ---------------    ---------------
    Net realized gain on investments,
      futures, options and swaps                                            7,294,028          9,349,303         66,781,612
                                                                      ---------------    ---------------    ---------------
Net change in unrealized appreciation or depreciation on:
    Investments                                                            (1,838,124)           318,043        (32,038,313)
    Foreign currencies                                                             --                 --                694
    Futures and swaps                                                              --            (26,006)                --
                                                                      ---------------    ---------------    ---------------
    Net change in unrealized appreciation or depreciation on
      investments, foreign currencies, futures and swaps                   (1,838,124)           292,037        (32,037,619)
                                                                      ---------------    ---------------    ---------------
      Net realized and unrealized gain on investments,
        foreign currencies, futures, options and swaps                      5,455,904          9,641,340         34,743,993
                                                                      ---------------    ---------------    ---------------
    INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $     5,666,917    $    11,052,831    $    36,936,332
                                                                      ===============    ===============    ===============

----------
* Foreign taxes                                                       $        11,414    $            --    $         7,820

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       ING GROWTH FUND                ING SMALL COMPANY FUND
                                                                ------------------------------    ------------------------------
                                                                    YEAR             YEAR             YEAR             YEAR
                                                                    ENDED            ENDED            ENDED            ENDED
                                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                                    2004             2003             2004             2003
                                                                    ----             ----             ----             ----
FROM OPERATIONS:
Net investment income (loss)                                    $    (455,219)   $    (423,111)   $     371,032    $     171,388
Net realized gain (loss) on investments,
  futures and options                                              31,580,832      (42,715,248)      69,584,736      (73,101,959)
Net change in unrealized appreciation or depreciation on
  investments and futures                                          (5,775,022)      19,253,804       (1,592,720)      32,867,984
                                                                -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
  operations                                                       25,350,591      (23,884,555)      68,363,048      (40,062,587)
                                                                -------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class I                                                                  --               --         (227,376)              --
                                                                -------------    -------------    -------------    -------------
Total distributions                                                        --               --         (227,376)              --
                                                                -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   53,885,868       36,929,901      118,802,203       85,575,660
Dividends reinvested                                                       --               --          227,345               --
                                                                -------------    -------------    -------------    -------------
                                                                   53,885,868       36,929,901      119,029,548       85,575,660
Cost of shares redeemed                                          (141,567,441)     (48,705,946)    (161,325,044)    (103,455,245)
                                                                -------------    -------------    -------------    -------------
Net decrease in net asset resulting from
  capital share transactions                                      (87,681,573)     (11,776,045)     (42,295,496)     (17,879,585)
                                                                -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                             (62,330,982)     (35,660,600)      25,840,176      (57,942,172)
                                                                -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                                 175,583,294      211,243,894      263,667,238      321,609,410
                                                                -------------    -------------    -------------    -------------
End of year                                                     $ 113,252,312    $ 175,583,294    $ 289,507,414    $ 263,667,238
                                                                =============    =============    =============    =============
Undistributed net investment income at end of year              $          --    $          --    $          --    $          --
                                                                =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          ING GLOBAL
                                                                  SCIENCE AND TECHNOLOGY FUND       ING VALUE OPPORTUNITY FUND
                                                                ------------------------------    ------------------------------
                                                                    YEAR             YEAR             YEAR             YEAR
                                                                    ENDED            ENDED            ENDED            ENDED
                                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                                    2004             2003             2004             2003
                                                                    ----             ----             ----             ----
FROM OPERATIONS:
Net investment income (loss)                                    $  (1,308,931)   $    (242,880)   $     211,013    $      67,559
Net realized gain (loss) on investments, foreign
   currencies and options                                           7,106,928       (3,855,007)       7,294,028       (7,270,686)
Net change in unrealized appreciation or depreciation on
  investments, foreign currencies, futures and options              3,617,582        7,169,249       (1,838,124)       2,627,542
                                                                -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
  operations                                                        9,415,579        3,071,362        5,666,917       (4,575,585)
                                                                -------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                                --               --          (81,188)              --
    Class I                                                                --               --          (23,015)              --
                                                                -------------    -------------    -------------    -------------
Total distributions                                                        --               --         (104,203)              --
                                                                -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   37,422,914       11,554,001       12,473,263       16,808,498
Dividends reinvested                                                       --               --          103,754               --
Net assets received in connection with
  reorganization                                                           --       34,021,849               --               --
                                                                -------------    -------------    -------------    -------------
                                                                   37,422,914       45,575,850       12,577,017       16,808,498
Cost of shares redeemed                                           (25,798,751)      (6,570,163)     (12,468,766)      (5,753,836)
                                                                -------------    -------------    -------------    -------------
Net increase in net asset resulting from
  capital share transactions                                       11,624,163       39,005,687          108,251       11,054,662
                                                                -------------    -------------    -------------    -------------
Net increase in net assets                                         21,039,742       42,077,049        5,670,965        6,479,077
                                                                -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                                  55,640,503       13,563,454       36,838,108       30,359,031
                                                                -------------    -------------    -------------    -------------
End of year                                                     $  76,680,245    $  55,640,503    $  42,509,073    $  36,838,108
                                                                =============    =============    =============    =============
Undistributed net investment income (accumulated net
   investment loss) at end of year                              $     (10,979)   $          --    $     174,369    $      67,559
                                                                =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ING BALANCED FUND               ING EQUITY INCOME FUND
                                                                ------------------------------    ------------------------------
                                                                    YEAR             YEAR             YEAR             YEAR
                                                                    ENDED            ENDED            ENDED            ENDED
                                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                                    2004             2003             2004             2003
                                                                    ----             ----             ----             ----
FROM OPERATIONS:
Net investment income                                           $   1,411,491    $   1,274,260    $   2,192,339    $   1,613,425
Net realized gain (loss) on investments, futures,
  options and swaps                                                 9,349,303       (6,717,520)      66,781,612      (55,616,471)
Net change in unrealized appreciation or depreciation on
  investments, foreign currencies, futures and swaps                  292,037        4,473,283      (32,037,619)       9,347,561
                                                                -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
  operations                                                       11,052,831         (969,977)      36,936,332      (44,655,485)
                                                                -------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                        (1,007,910)        (437,464)        (113,350)        (293,150)
    Class B                                                           (60,584)         (10,157)              --             (233)
    Class C                                                           (31,874)         (12,042)              --             (534)
    Class I                                                          (965,062)        (676,789)        (827,305)      (1,719,631)
                                                                -------------    -------------    -------------    -------------
Total distributions                                                (2,065,430)      (1,136,452)        (940,655)      (2,013,548)
                                                                -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   36,818,785       42,777,476       27,877,729       31,974,408
Dividends reinvested                                                2,028,904        1,123,005          938,791        2,009,235
                                                                -------------    -------------    -------------    -------------
                                                                   38,847,689       43,900,481       28,816,520       33,983,643
Cost of shares redeemed                                           (37,722,372)     (40,562,352)    (191,057,480)     (67,802,436)
                                                                -------------    -------------    -------------    -------------
Net increase (decrease) in net asset resulting from
  capital share transactions                                        1,125,317        3,338,129     (162,240,960)     (33,818,793)
                                                                -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                              10,112,718        1,231,700     (126,245,283)     (80,487,826)
                                                                -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                                 116,145,227      114,913,527      241,592,907      322,080,733
                                                                -------------    -------------    -------------    -------------
End of year                                                     $ 126,257,945    $ 116,145,227    $ 115,347,624    $ 241,592,907
                                                                =============    =============    =============    =============
Undistributed net investment income at end of year              $     679,238    $   1,139,120    $   1,251,684    $          --
                                                                =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003        2002(1)         2001       2000       1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         9.97       11.21         11.66         22.50       22.15       16.37
 Income (loss) from investment operations:
 Net investment loss                              $        (0.04)      (0.04)        (0.05)        (0.07)      (0.03)      (0.06)*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.43       (1.20)        (0.40)        (8.21)       3.42        6.04
 Total from investment operations                 $         1.39       (1.24)        (0.45)        (8.28)       3.39        5.98
 Less distributions from:
 Net realized gains on investments                $           --          --            --          2.56        3.04        0.20
 Total distributions                              $           --          --            --          2.56        3.04        0.20
 Net asset value, end of period                   $        11.36        9.97         11.21         11.66       22.50       22.15
 TOTAL RETURN(2)                                  %        13.94      (11.06)        (3.86)       (40.71)      16.34       36.78
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $       64,570      66,514        82,011        85,409     122,415      57,329
 Ratios to average net assets:
 Expenses(3)                                      %         1.18        1.24          1.21          1.16        1.12        1.19
 Net investment loss(3)                           %        (0.35)      (0.38)        (0.67)        (0.53)      (0.34)      (0.29)
 Portfolio turnover rate                          %          147         197           143           199         183         142

                                                                                      CLASS B
                                                        ----------------------------------------------------------------------
                                                                                 SEVEN
                                                            YEAR       YEAR      MONTHS                               MARCH 1,
                                                            ENDED      ENDED      ENDED   YEAR ENDED OCTOBER 31,     1999(4) TO
                                                           MAY 31,    MAY 31,    MAY 31,  ----------------------    OCTOBER 31,
                                                            2004       2003      2002(1)     2001       2000           1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $           9.95      11.28      11.79      22.71      22.40         19.84
 Income (loss) from investment operations:
 Net investment loss                              $          (0.10)     (0.08)     (0.10)     (0.20)     (0.03)        (0.15)*
 Net realized and unrealized gain (loss)
 on investments                                   $           1.41      (1.25)     (0.41)     (8.29)      3.30          2.71
 Total from investment operations                 $           1.31      (1.33)     (0.51)     (8.49)      3.27          2.56
 Less distributions from:
 Net realized gains on investments                $             --         --         --       2.43       2.96            --
 Total distributions                              $             --         --         --       2.43       2.96            --
 Net asset value, end of period                   $          11.26       9.95      11.28      11.79      22.71         22.40
 TOTAL RETURN(2)                                  %          13.17     (11.79)     (4.32)    (41.11)     15.46         12.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $          7,054      3,965      2,988      3,213      5,710         1,920
 Ratios to average net assets:
 Expenses(3)                                      %           1.93       1.99       1.96       1.91       1.87          1.94
 Net investment loss(3)                           %          (1.08)     (1.13)     (1.42)     (1.28)     (1.09)        (1.04)
 Portfolio turnover rate                          %            147        197        143        199        183           142

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                See Accompanying Notes to Financial Statements.

ING GROWTH FUND (CONTINUED)                                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                              ----------------------------------------------------------------------------------
                                                                                   SEVEN
                                                          YEAR        YEAR         MONTHS
                                                          ENDED       ENDED         ENDED            YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         9.85       11.18         11.68         22.55       22.25       16.56
 Income (loss) from investment operations:
 Net investment loss                              $        (0.12)      (0.10)        (0.11)        (0.20)      (0.03)      (0.22)*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.42       (1.23)        (0.39)        (8.23)       3.27        6.11
 Total from investment operations                 $         1.30       (1.33)        (0.50)        (8.43)       3.24        5.89
 Less distributions from:
 Net realized gains on investments                $           --          --            --          2.44        2.94        0.20
 Total distributions                              $           --          --            --          2.44        2.94        0.20
 Net asset value, end of period                   $        11.15        9.85         11.18         11.68       22.55       22.25
 TOTAL RETURN(2)                                  %        13.20      (11.90)        (4.28)       (41.14)      15.47       35.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $        2,444       1,662         1,893         2,268       3,857       1,446
 Ratios to average net assets:
 Expenses(3)                                      %         1.93        1.99          1.96          1.91        1.87        1.94
 Net investment loss(3)                           %        (1.08)      (1.13)        (1.42)        (1.28)      (1.09)      (1.04)
 Portfolio turnover rate                          %          147         197           143           199         183         142

                                                                                          CLASS I
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        10.25       11.51         11.95         22.98       22.54       16.62
 Income (loss) from investment operations:
 Net investment loss                              $        (0.03)      (0.01)        (0.03)        (0.04)      (0.04)      (0.01)*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.50       (1.25)        (0.41)        (8.39)       3.56        6.13
 Total from investment operations                 $         1.47       (1.26)        (0.44)        (8.43)       3.52        6.12
 Less distributions from:
 Net realized gains on investments                $           --          --            --          2.60        3.08        0.20
 Total distributions                              $           --          --            --          2.60        3.08        0.20
 Net asset value, end of period                   $        11.72       10.25         11.51         11.95       22.98       22.54
 TOTAL RETURN(2)                                  %        14.34      (10.95)        (3.68)       (40.54)      16.65       37.09
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $       39,184     103,442       124,351       141,232     254,209     206,238
 Ratios to average net assets:
 Expenses(3)                                      %         0.93        0.99          0.96          0.91        0.87        0.94
 Net investment loss(3)                           %        (0.10)      (0.13)        (0.42)        (0.28)      (0.09)      (0.04)
 Portfolio turnover rate                          %          147         197           143           199         183         142

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                See Accompanying Notes to Financial Statements.

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS A
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED         ENDED            YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        12.06       13.70         12.74         14.80       12.11       10.15
 Income (loss) from investment operations:
 Net investment income (loss)                     $         0.00**     (0.01)        (0.03)         0.03        0.02        0.02*
 Net realized and unrealized gain (loss)
 on investments                                   $         3.07       (1.63)         1.00         (1.30)       3.62        2.02
 Total from investment operations                 $         3.07       (1.64)         0.97         (1.27)       3.64        2.04
 Less distributions from:
 Net investment income                            $           --          --          0.01          0.05        0.01        0.02
 Net realized gains on investments                $           --          --            --          0.74        0.94        0.06
 Total distributions                              $           --          --          0.01          0.79        0.95        0.08
 Net asset value, end of period                   $        15.13       12.06         13.70         12.74       14.80       12.11
 TOTAL RETURN(2)                                  %        25.46      (11.97)         7.64         (8.66)      31.55       20.16
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      123,834      92,176       101,892        69,074      61,682      16,269
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %         1.28        1.38          1.32          1.34        1.35        1.48
 Gross expenses prior to expense
 reimbursement(3)                                 %         1.28        1.38          1.32          1.34        1.35        1.50
 Net investment income (loss) after
 expense reimbursement(3)(4)                      %        (0.03)      (0.08)        (0.37)         0.25        0.21        0.18
 Portfolio turnover rate                          %          123         322           200           257         333         232

                                                                                          CLASS B
                                                        --------------------------------------------------------------------------
                                                          YEAR       YEAR      SEVEN MONTHS                              MARCH 1,
                                                          ENDED      ENDED         ENDED     YEAR ENDED OCTOBER 31,    1999(5) TO
                                                         MAY 31,    MAY 31,       MAY 31,   ------------------------   OCTOBER 31,
                                                          2004       2003         2002(1)        2001        2000         1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        12.17       13.93         13.00         15.12       12.37       10.69
 Income (loss) from investment operations:
 Net investment income (loss)                     $        (0.09)      (0.10)        (0.06)        (0.07)       0.01       (0.05)*
 Net realized and unrealized gain (loss)
 on investments                                   $         3.08       (1.66)         0.99         (1.33)       3.61        1.73
 Total from investment operations                 $         2.99       (1.76)         0.93         (1.40)       3.62        1.68
 Less distributions from:
 Net realized gains on investments                $           --          --            --          0.72        0.87          --
 Total distributions                              $           --          --            --          0.72        0.87          --
 Net asset value, end of period                   $        15.16       12.17         13.93         13.00       15.12       12.37
 TOTAL RETURN(2)                                  %        24.57      (12.63)         7.15         (9.37)      30.51       15.72
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        6,234       2,048         1,890         1,173       1,246         129
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %         2.03        2.13          2.07          2.09        2.10        2.23
 Gross expenses prior to expense
 reimbursement(3)                                 %         2.03        2.13          2.07          2.09        2.10        2.25
 Net investment loss after
 expense reimbursement(3)(4)                      %        (0.84)      (0.83)        (1.11)        (0.50)      (0.54)      (0.57)
 Portfolio turnover rate                          %          123         322           200           257         333         232

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING SMALL COMPANY FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS C
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED         ENDED            YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        12.11       13.88         12.95         15.04       12.32       10.39
 Income (loss) from investment operations:
 Net investment income (loss)                     $        (0.11)      (0.10)        (0.12)        (0.08)       0.02       (0.07)*
 Net realized and unrealized gain (loss)
 on investments                                   $         3.08       (1.67)         1.05         (1.32)       3.59        2.07
 Total from investment operations                 $         2.97       (1.77)         0.93         (1.40)       3.61        2.00
 Less distributions from:
 Net investment income                            $           --          --            --            --          --        0.01
 Net realized gains on investments                $           --          --            --          0.69        0.89        0.06
 Total distributions                              $           --          --            --          0.69        0.89        0.07
 Net asset value, end of period                   $        15.08       12.11         13.88         12.95       15.04       12.32
 TOTAL RETURN(2)                                  %        24.53      (12.75)         7.18         (9.39)      30.54       19.33
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        3,855       2,270         3,369         4,040       6,736       1,893
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %         2.03        2.13          2.07          2.09        2.10        2.23
 Gross expenses prior to expense
 reimbursement(3)                                 %         2.03        2.13          2.07          2.09        2.10        2.25
 Net investment loss after expense
 reimbursement(3)(4)                              %        (0.80)      (0.83)        (1.09)        (0.50)      (0.54)      (0.57)
 Portfolio turnover rate                          %          123         322           200           257         333         232

                                                                                          CLASS I
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED         ENDED            YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        12.49       14.15         13.17         15.26       12.46       10.43
 Income (loss) from investment operations:
 Net investment income (loss)                     $         0.04        0.02         (0.01)         0.07        0.06        0.05*
 Net realized and unrealized gain (loss)
 on investments                                   $         3.18       (1.68)         1.03         (1.34)       3.72        2.08
 Total from investment operations                 $         3.22       (1.66)         1.02         (1.27)       3.78        2.13
 Less distributions from:
 Net investment income                            $         0.02          --          0.04          0.08        0.04        0.04
 Net realized gains on investments                $           --          --            --          0.74        0.94        0.06
 Total distributions                              $         0.02          --          0.04          0.82        0.98        0.10
 Net asset value, end of period                   $        15.69       12.49         14.15         13.17       15.26       12.46
 TOTAL RETURN(2)                                  %        25.75      (11.73)         7.74         (8.41)      31.79       20.54
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      155,583     167,174       214,459       183,569     188,306      51,423
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %         1.03        1.13          1.07          1.09        1.10        1.23
 Gross expenses prior to expense
 reimbursement(3)                                 %         1.03        1.13          1.07          1.09        1.10        1.25
 Net investment income (loss) after
 expense reimbursement(3)(4)                      %         0.22        0.17         (0.11)         0.50        0.46        0.43
 Portfolio turnover rate                          %          123         322           200           257         333         232

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                               ---------------------------------------------------------------
                                                                 YEAR        YEAR      SEVEN MONTHS      YEAR        MARCH 1,
                                                                 ENDED       ENDED         ENDED         ENDED      2000(2) TO
                                                                MAY 31,     MAY 31,       MAY 31,      OCT. 31,      OCT. 31,
                                                                 2004        2003         2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $       3.07        3.82         3.88           8.56        10.00
 Income (loss) from investment operations:
 Net investment loss                                       $      (0.06)      (0.02)       (0.04)         (0.05)       (0.06)
 Net realized and unrealized gain (loss) on investments    $       0.60       (0.73)       (0.02)         (4.63)       (1.38)
 Total from investment operations                          $       0.54       (0.75)       (0.06)         (4.68)       (1.44)
 Net asset value, end of period                            $       3.61        3.07         3.82           3.88         8.56
 TOTAL RETURN(3)                                           %      17.59      (19.63)       (1.55)        (54.67)      (14.40)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $     35,601      29,539       10,341          7,425        7,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %       1.82        1.75         1.75           1.75         1.75
 Gross expenses prior to expense reimbursement(4)          %       2.25        3.03         2.60           2.61         2.73
 Net investment loss after expense reimbursement(4)(5)     %      (1.63)      (1.48)       (1.68)         (1.36)       (1.34)
 Portfolio turnover rate                                   %        121          28           59            175          124

                                                                                         CLASS B
                                                               ---------------------------------------------------------------
                                                                 YEAR        YEAR      SEVEN MONTHS      YEAR        MARCH 1,
                                                                 ENDED       ENDED         ENDED         ENDED      2000(2) TO
                                                                MAY 31,     MAY 31,       MAY 31,      OCT. 31,      OCT. 31,
                                                                 2004        2003         2002(1)        2001          2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $       3.00        3.75         3.84           8.52        10.00
 Income (loss) from investment operations:
 Net investment loss                                       $      (0.09)      (0.01)       (0.06)         (0.11)       (0.08)
 Net realized and unrealized gain (loss) on investments    $       0.59       (0.74)       (0.03)         (4.57)       (1.40)
 Total from investment operations                          $       0.50       (0.75)       (0.09)         (4.68)       (1.48)
 Net asset value, end of period                            $       3.50        3.00         3.75           3.84         8.52
 TOTAL RETURN(3)                                           %      16.67      (20.00)       (2.34)        (54.93)      (14.80)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $     15,452      14,311        1,194          1,224        2,329
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %       2.57        2.50         2.50           2.50         2.50
 Gross expenses prior to expense reimbursement(4)          %       3.00        3.78         3.35           3.36         3.48
 Net investment loss after expense reimbursement(4)(5)     %      (2.38)      (2.19)       (2.42)         (2.11)       (2.09)
 Portfolio turnover rate                                   %        121          28           59            175          124

(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of operations of class.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS C
                                                               ----------------------------------------------------------------
                                                                 YEAR        YEAR      SEVEN MONTHS      YEAR        MARCH 1,
                                                                 ENDED       ENDED         ENDED         ENDED      2000(2) TO
                                                                MAY 31,     MAY 31,       MAY 31,      OCT. 31,      OCT. 31,
                                                                 2004        2003         2002(1)        2001          2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $       2.97        3.76         3.84           8.52        10.00
 Income (loss) from investment operations:
 Net investment loss                                       $      (0.09)      (0.01)       (0.07)         (0.17)       (0.07)
 Net realized and unrealized gain (loss) on investments    $       0.60       (0.78)       (0.01)         (4.51)       (1.41)
 Total from investment operations                          $       0.51       (0.79)       (0.08)         (4.68)       (1.48)
 Net asset value, end of period                            $       3.48        2.97         3.76           3.84         8.52
 TOTAL RETURN(3)                                           %      17.17      (21.01)       (2.08)        (54.93)      (14.80)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $      4,656       4,641          642            760        3,307
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %       2.57        2.50         2.50           2.50         2.50
 Gross expenses prior to expense reimbursement(4)          %       3.00        3.78         3.35           3.36         3.48
 Net investment loss after expense reimbursement(4)(5)     %      (2.38)      (2.22)       (2.42)         (2.11)       (2.09)
 Portfolio turnover rate                                   %        121          28           59            175          124

                                                                                          CLASS I
                                                               ----------------------------------------------------------------
                                                                 YEAR        YEAR      SEVEN MONTHS      YEAR        MARCH 1,
                                                                ENDED       ENDED         ENDED          ENDED      2000(2) TO
                                                                MAY 31,     MAY 31,       MAY 31,     OCTOBER 31,   OCTOBER 31,
                                                                 2004        2003        2002(1)         2001          2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $       3.09        3.84         3.90           8.58        10.00
 Income (loss) from investment operations:
 Net investment loss                                       $      (0.05)      (0.01)       (0.04)         (0.06)       (0.14)
 Net realized and unrealized gain (loss) on investments    $       0.61       (0.74)       (0.02)         (4.62)       (1.28)
 Total from investment operations                          $       0.56       (0.75)       (0.06)         (4.68)       (1.42)
 Net asset value, end of period                            $       3.65        3.09         3.84           3.90         8.58
 TOTAL RETURN(3)                                           %      18.12      (19.53)       (1.54)        (54.55)      (14.20)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $      9,463       5,215          775            839        1,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %       1.57        1.50         1.50           1.50         1.50
 Gross expenses prior to expense reimbursement(4)          %       2.00        2.78         2.35           2.36         2.48
 Net investment loss after expense reimbursement(4)(5)     %      (1.38)      (1.22)       (1.42)         (1.11)       (1.09)
 Portfolio turnover rate                                   %        121          28           59            175          124

(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of operations of class.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annalized
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS O
                                                                    -----------------------------------------------------
                                                                      YEAR          YEAR      SEVEN MONTHS     AUGUST 6
                                                                      ENDED         ENDED         ENDED       2001(2) TO
                                                                     MAY 31,       MAY 31,       MAY 31,      OCTOBER 31,
                                                                      2004          2003         2002(1)         2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $             3.08        3.83         3.90            4.93
 Income (loss) from investment operations:
 Net investment loss                                       $            (0.04)      (0.03)       (0.02)          (0.02)
 Net realized and unrealized gain (loss) on investments    $             0.58       (0.72)       (0.05)          (1.01)
 Total from investment operations                          $             0.54       (0.75)       (0.07)          (1.03)
 Net asset value, end of period                            $             3.62        3.08         3.83            3.90
 TOTAL RETURN(3)                                           %            17.53      (19.58)       (1.80)         (20.89)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $           11,509       1,935          610              30
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %             1.80        1.75         1.75            1.75
 Gross expenses prior to expense reimbursement(4)          %             2.23        3.04         2.60            2.61
 Net investment loss after expense reimbursement(4)(5)     %            (1.61)      (1.48)       (1.73)          (1.36)
 Portfolio turnover rate                                   %              121          28           59             175

(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of operations of class.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annalized
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                See Accompanying Notes to Financial Statements.

ING VALUE OPPORTUNITY FUND                                  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         8.68       10.32         10.23         14.50       13.20        9.97
 Income (loss) from investment operations:
 Net investment income (loss)                     $         0.05        0.02         (0.01)        (0.01)      (0.02)         --*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.25       (1.66)         0.10         (2.22)       2.18        3.25
 Total from investment operations                 $         1.30       (1.64)         0.09         (2.23)       2.16        3.25
 Less distributions from:
 Net investment income                            $         0.02          --            --            --        0.01        0.02
 Net realized gains on investments                $           --          --            --          2.04        0.85          --
 Total distributions                              $         0.02          --            --          2.04        0.86        0.02
 Net asset value, end of period                   $         9.96        8.68         10.32         10.23       14.50       13.20
 TOTAL RETURN(2)                                  %        15.03      (15.89)         0.88        (17.26)      17.24       32.57
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $       37,069      30,436        24,634        12,294       7,074       1,139
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %         1.31        1.35          1.35          1.35        1.35        1.35
 Gross expenses prior to expense
 reimbursement(3)                                 %         1.45        1.65          1.62          1.99        1.87        2.77
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %         0.58        0.22         (0.28)        (0.10)      (0.17)      (0.02)
 Portfolio turnover rate                          %          200         269           132           172         162         125

                                                                                      CLASS B
                                                          ------------------------------------------------------------------------
                                                            YEAR       YEAR    SEVEN MONTHS                              MARCH 1,
                                                            ENDED      ENDED      ENDED       YEAR ENDED OCTOBER 31,    1999(5) TO
                                                           MAY 31,    MAY 31,    MAY 31,      ----------------------   OCTOBER 31,
                                                            2004       2003      2002(1)         2001       2000          1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         8.51       10.20         10.16         14.38       13.14       11.28
 Income (loss) from investment operations:
 Net investment loss                              $        (0.01)      (0.03)        (0.04)        (0.07)      (0.04)      (0.06)*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.23       (1.66)         0.08         (2.23)       2.08        1.92
 Total from investment operations                 $         1.22       (1.69)         0.04         (2.30)       2.04        1.86
 Less distributions from:
 Net realized gains on investments                $           --          --            --          1.92        0.80          --
 Total distributions                              $           --          --            --          1.92        0.80          --
 Net asset value, end of period                   $         9.73        8.51         10.20         10.16       14.38       13.14
 TOTAL RETURN(2)                                  %        14.34      (16.57)         0.39        (17.81)      16.31       16.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $        3,645       1,183           587           350         149         188
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %         2.06        2.10          2.10          2.10        2.10        2.10
 Gross expenses prior to expense
 reimbursement(3)                                 %         2.20        2.40          2.37          2.74        2.62        3.52
 Net investment loss after expense
 reimbursement(3)(4)                              %        (0.02)      (0.52)        (1.00)        (0.85)      (0.92)      (0.77)
 Portfolio turnover rate                          %          200         269           132           172         162         125

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING VALUE OPPORTUNITY FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS C
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         8.47       10.15         10.11         14.34       13.09        9.95
 Income (loss) from investment operations:
 Net investment loss                              $        (0.01)      (0.03)        (0.06)        (0.09)      (0.03)      (0.09)*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.22       (1.65)         0.10         (2.20)       2.08        3.23
 Total from investment operations                 $         1.21       (1.68)         0.04         (2.29)       2.05        3.14
 Less distributions from:
 Net realized gains on investments                $           --          --            --          1.94        0.80          --
 Total distributions                              $           --          --            --          1.94        0.80          --
 Net asset value, end of period                   $         9.68        8.47         10.15         10.11       14.34       13.09
 TOTAL RETURN(2)                                  %        14.29      (16.55)         0.40        (17.84)      16.39       31.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $        1,443         528           414           388         464         315
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %         2.06        2.10          2.10          2.10        2.10        2.10
 Gross expenses prior to expense
 reimbursement(3)                                 %         2.20        2.40          2.37          2.74        2.62        3.52
 Net investment loss after
 expense reimbursement(3)(4)                      %        (0.05)      (0.53)        (0.97)        (0.85)      (0.92)      (0.77)
 Portfolio turnover rate                          %          200         269           132           172         162         125

                                                                                        CLASS I
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         8.75       10.38         10.28         14.55       13.24        9.99
 Income (loss) from investment operations:
 Net investment income (loss)                     $         0.02*       0.04          0.00**       (0.05)      (0.01)       0.03*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.31       (1.67)         0.10         (2.16)       2.21        3.25
 Total from investment operations                 $         1.33       (1.63)         0.10         (2.21)       2.20        3.28
 Less distributions from:
 Net investment income                            $         0.04          --            --          0.02        0.04        0.03
 Net realized gains on investments                $           --          --            --          2.04        0.85          --
 Total distributions                              $         0.04          --            --          2.06        0.89        0.03
 Net asset value, end of period                   $        10.04        8.75         10.38         10.28       14.55       13.24
 TOTAL RETURN(2)                                  %        15.28      (15.70)         0.97        (17.02)      17.52       32.88
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $          351       4,692         4,725           320       3,550       5,455
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %         1.06        1.10          1.10          1.10        1.10        1.10
 Gross expenses prior to expense
 reimbursement(3)                                 %         1.20        1.40          1.37          1.74        1.62        2.52
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %         0.44        0.47         (0.04)         0.15        0.08        0.23
 Portfolio turnover rate                          %          200         269           132           172         162         125

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using average number of shares outstanding throughout the period.
**   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        10.84       11.07         11.02         14.08       13.72       12.83
 Income (loss) from investment operations:
 Net investment income                            $         0.13        0.11          0.08          0.21        0.35        0.29*
 Net realized and unrealized gain (loss)
 on investments                                   $         0.88       (0.24)         0.12         (1.83)       0.82        1.52
 Total from investment operations                 $         1.01       (0.13)         0.20         (1.62)       1.17        1.81
 Less distributions from:
 Net investment income                            $         0.19        0.10          0.15          0.23        0.27        0.31
 Net realized gains on investments                $           --          --            --          1.21        0.54        0.61
 Total distributions                              $         0.19        0.10          0.15          1.44        0.81        0.92
 Net asset value, end of period                   $        11.66       10.84         11.07         11.02       14.08       13.72
 TOTAL RETURN(2)                                  %         9.38       (1.15)         1.82        (12.36)       8.81       14.48
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       70,237      59,826        45,221        33,860      35,564      27,339
 Ratios to average net assets:
 Expenses(3)                                      %         1.32        1.42          1.39          1.35        1.31        1.36
 Net investment income(3)                         %         1.11        1.11          1.31          1.81        1.99        2.13
 Portfolio turnover rate                          %          302         379           118           180         242         127

                                                                                        CLASS B
                                                        ----------------------------------------------------------------------------
                                                                                  SEVEN
                                                          YEAR       YEAR         MONTHS                                 MARCH 1,
                                                          ENDED      ENDED         ENDED      YEAR ENDED OCTOBER 31,   1999(4) TO
                                                         MAY 31,    MAY 31,       MAY 31,     ----------------------   OCTOBER 31,
                                                          2004       2003         2002(1)        2001      2000            1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        10.75       11.02         10.97         14.02       13.69       13.00
 Income (loss) from investment operations:
 Net investment income                            $         0.04        0.03          0.04          0.12        0.27        0.13*
 Net realized and unrealized gain (loss)
 on investments                                   $         0.87       (0.23)         0.12         (1.83)       0.80        0.65
 Total from investment operations                 $         0.91       (0.20)         0.16         (1.71)       1.07        0.78
 Less distributions from:
 Net investment income                            $         0.15        0.07          0.11          0.13        0.20        0.09
 Net realized gains on investments                $           --          --            --          1.21        0.54          --
 Total distributions                              $         0.15        0.07          0.11          1.34        0.74        0.09
 Net asset value, end of period                   $        11.51       10.75         11.02         10.97       14.02       13.69
 TOTAL RETURN(2)                                  %         8.51       (1.84)         1.45        (13.10)       8.01        6.02
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       13,899       3,099         1,670         1,312       1,130         745
 Ratios to average net assets:
 Expenses(3)                                      %         2.07        2.17          2.14          2.10        2.06        2.11
 Net investment income(3)                         %         0.35        0.40          0.56          1.06        1.24        1.38
 Portfolio turnover rate                          %          302         379           118           180         242         127

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING BALANCED FUND (CONTINUED)                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS C
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        10.71       10.99         10.94         13.96       13.63       12.80
 Income (loss) from investment operations:
 Net investment income                            $         0.04        0.03          0.03          0.13        0.24        0.19*
 Net realized and unrealized gain (loss)
 on investments                                   $         0.87       (0.24)         0.13         (1.83)       0.81        1.52
 Total from investment operations                 $         0.91       (0.21)         0.16         (1.70)       1.05        1.71
 Less distributions from:
 Net investment income                            $         0.12        0.07          0.11          0.11        0.18        0.27
 Net realized gains on investments                $           --          --            --          1.21        0.54        0.61
 Total distributions                              $         0.12        0.07          0.11          1.32        0.72        0.88
 Net asset value, end of period                   $        11.50       10.71         10.99         10.94       13.96       13.63
 TOTAL RETURN(2)                                  %         8.59       (1.94)         1.47        (13.09)       7.95       13.64
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        4,270       2,877         2,050         1,829       2,185       1,601
 Ratios to average net assets:
 Expenses(3)                                      %         2.07        2.17          2.14          2.10        2.06        2.11
 Net investment income(3)                         %         0.36        0.35          0.56          1.06        1.24        1.38
 Portfolio turnover rate                          %          302         379           118           180         242         127

                                                                                          CLASS I
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(3)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        10.85       11.08         11.02         14.10       13.74       12.84
 Income (loss) from investment operations:
 Net investment income                            $         0.16        0.14          0.11          0.26        0.30        0.32*
 Net realized and unrealized gain (loss)
 on investments                                   $         0.87       (0.25)         0.11         (1.85)       0.90        1.53
 Total from investment operations                 $         1.03       (0.11)         0.22         (1.59)       1.20        1.85
 Less distributions from:
 Net investment income                            $         0.21        0.12          0.16          0.28        0.30        0.34
 Net realized gains on investments                $           --          --            --          1.21        0.54        0.61
 Total distributions                              $         0.21        0.12          0.16          1.49        0.84        0.95
 Net asset value, end of period                   $        11.67       10.85         11.08         11.02       14.10       13.74
 TOTAL RETURN(1)                                  %         9.65       (0.93)         2.02        (12.16)       9.04       14.79
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       37,852      50,343        65,971        71,759      94,149      98,717
 Ratios to average net assets:
 Expenses(2)                                      %         1.07        1.17          1.14          1.10        1.06        1.11
 Net investment income(2)                         %         1.36        1.27          1.57          2.06        2.24        2.38
 Portfolio turnover rate                          %          302         379           118           180         242         127

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING EQUITY INCOME FUND                                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         8.12        9.45          9.49         14.18       16.68       15.22
 Income (loss) from investment operations:
 Net investment income                            $         0.06        0.04          0.01          0.02        0.04        0.05*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.22       (1.32)        (0.04)        (3.96)       0.49        3.25
 Total from investment operations                 $         1.28       (1.28)        (0.03)        (3.94)       0.53        3.30
 Less distributions from:
 Net investment income                            $         0.02        0.05          0.01          0.01        0.03        0.11
 Net realized gains on investments                $           --          --            --          0.74        3.00        1.73
 Total distributions                              $         0.02        0.05          0.01          0.75        3.03        1.84
 Net asset value, end of period                   $         9.38        8.12          9.45          9.49       14.18       16.68
 TOTAL RETURN(2)                                  %        15.77      (13.58)        (0.28)       (29.07)       3.50       22.67
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $       58,263      52,182        62,062        63,821      92,407      72,789
 Ratios to average net assets:
 Expenses(3)                                      %         1.15        1.18          1.16          1.11        1.08        1.11
 Net investment income(3)                         %         0.71        0.47          0.10          0.13        0.08        0.31
 Portfolio turnover rate                          %          213         225           132           194         167         122

                                                                                      CLASS B
                                                  ----------------------------------------------------------------------------------
                                                                                  SEVEN
                                                          YEAR       YEAR         MONTHS                                 MARCH 1,
                                                          ENDED      ENDED         ENDED      YEAR ENDED OCTOBER 31,   1999(4) TO
                                                         MAY 31,    MAY 31,       MAY 31,     ----------------------   OCTOBER 31,
                                                          2004       2003         2002(1)        2001      2000           1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         8.03        9.37          9.44         14.11       16.66       15.41
 Income (loss) from investment operations:
 Net investment income (loss)                     $         0.01       (0.02)        (0.05)        (0.07)       0.01       (0.05)*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.20       (1.32)        (0.02)        (3.95)       0.41        1.31
 Total from investment operations                 $         1.21       (1.34)        (0.07)        (4.02)       0.42        1.26
 Less distributions from:
 Net investment income                            $           --        0.00**          --            --          --        0.01
 Net realized gains on investments                $           --          --            --          0.65        2.97          --
 Total distributions                              $           --        0.00**          --          0.65        2.97        0.01
 Net asset value, end of period                   $         9.24        8.03          9.37          9.44       14.11       16.66
 TOTAL RETURN(2)                                  %        15.07      (14.26)        (0.74)       (29.59)       2.72        8.17
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $        4,192       1,027           611           683         920         493
 Ratios to average net assets:
 Expenses(3)                                      %         1.90        1.93          1.91          1.86        1.83        1.86
 Net investment income (loss)(3)                  %         0.20       (0.28)        (0.65)        (0.62)      (0.67)      (0.44)
 Portfolio turnover rate                          %          213         225           132           194         167         122

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                       See Accompanying Notes to Financial Statements.

ING EQUITY INCOME FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS C
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         8.00        9.33          9.40         14.04       16.59       15.22
 Income (loss) from investment operations:
 Net investment income (loss)                     $        (0.00)**    (0.02)        (0.01)        (0.09)       0.01       (0.07)*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.20       (1.31)        (0.06)        (3.91)       0.41        3.24
 Total from investment operations                 $         1.20       (1.33)        (0.07)        (4.00)       0.42        3.17
 Less distributions from:
 Net investment income                            $           --        0.00**          --            --          --        0.07
 Net realized gains on investments                $           --          --            --          0.64        2.97        1.73
 Total distributions                              $           --        0.00**          --          0.64        2.97        1.80
 Net asset value, end of period                   $         9.20        8.00          9.33          9.40       14.04       16.59
 TOTAL RETURN(2)                                  %        15.00      (14.22)        (0.74)       (29.59)       2.72       21.68
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $        1,283         968         1,327           946       2,209       1,787
 Ratios to average net assets:
 Expenses(3)                                      %         1.90        1.93          1.91          1.86        1.83        1.86
 Net investment loss(3)                           %        (0.02)      (0.28)        (0.70)        (0.62)      (0.67)      (0.44)
 Portfolio turnover rate                          %          213         225           132           194         167         122

                                                                                        CLASS I
                                                        ------------------------------------------------------------------------
                                                          YEAR        YEAR      SEVEN MONTHS
                                                          ENDED       ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                         MAY 31,     MAY 31,       MAY 31,      --------------------------------
                                                          2004        2003         2002(1)        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         8.15        9.49          9.54         14.26       16.74       15.26
 Income (loss) from investment operations:
 Net investment income                            $         0.10*       0.06          0.02          0.05        0.05        0.09*
 Net realized and unrealized gain (loss)
 on investments                                   $         1.21       (1.33)        (0.03)        (3.99)       0.52        3.26
 Total from investment operations                 $         1.31       (1.27)        (0.01)        (3.94)       0.57        3.35
 Less distributions from:
 Net investment income                            $         0.04        0.07          0.04          0.04        0.05        0.14
 Net realized gains on investments                $           --          --            --          0.74        3.00        1.73
 Total distributions                              $         0.04        0.07          0.04          0.78        3.05        1.87
 Net asset value, end of period                   $         9.42        8.15          9.49          9.54       14.26       16.74
 TOTAL RETURN(2)                                  %        16.10      (13.37)        (0.10)       (28.93)       3.76       23.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                 $       51,609     187,417       258,081       296,248     479,823     558,913
 Ratios to average net assets:
 Expenses(3)                                      %         0.90        0.93          0.91          0.86        0.83        0.86
 Net investment income(3)                         %         0.95        0.72          0.34          0.38        0.33        0.56
 Portfolio turnover rate                          %          213         225           132           194         167         122

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
* Per share data calculated using average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2004

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-one separate funds which comprise the ING Series Fund, Inc. The six Funds (each a "Fund"; collectively the "Funds") that are in this report are: ING Growth Fund ("Growth"), ING Small Company Fund ("Small Company"), ING Global Science and Technology Fund ("Global Science and Technology", formerly ING Technology Fund), ING Value Opportunity Fund ("Value Opportunity"), ING Balanced Fund ("Balanced") and ING Equity Income Fund ("Equity Income", formerly ING Growth and Income
Fund).

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Global Science and Technology Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged Aeltus Investment Management, Inc. ("ING Aeltus"), a Connecticut corporation, to serve as the Sub-Adviser to certain of the Funds. ING Funds Distributor, LLC is the principal underwriter of the Funds. ING Funds Distributor, LLC, ING Investments and ING Aeltus are indirect wholly-owned subsidiaries of ING Groep N.V.. ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

   Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

         (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on the ex-dividend date. Growth, Small Company, Global Science and Technology, and Value Opportunity pay dividends annually. Balanced and Equity Income pay dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. OPTIONS CONTRACTS. Each Fund may purchase put and call options and may write
   (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. SWAP CONTRACTS. Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

L. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M. DELAYED DELIVERY TRANSACTIONS. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Balanced and Equity Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short term securities, were as follows:

                                   PURCHASES         SALES
                                   ---------         -----
Growth                           $ 268,034,309   $ 347,261,637
Small Company                      384,978,257     431,532,804
Global Science and Technology       91,692,828      82,900,260
Value Opportunity                   78,666,231      78,358,379
Balanced                           165,918,681     176,710,603
Equity Income                      498,489,245     662,088,401

U.S. Government securities not included above were as follows:

                                   PURCHASES         SALES
                                   ---------         -----
Balanced                         $ 210,095,861   $ 200,972,111

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments (the "Investment Manager" or the "Adviser"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Growth, Value Opportunity and Equity Income -- 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Small Company -- 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; for Global Science and Technology -- 1.050% on the first $500 million, 1.025% on the next $500 million and 1.000% in excess of $1 billion; for Balanced -- 0.800% on the first $500 million, 0.750% on the next $500 million, 0.700% on the next $1 billion and 0.650% in excess of $2 billion.

The Investment Manager entered into a Sub-Advisory Agreement with ING Aeltus for the Growth, Small Company, Value Opportunity and Balanced Funds. Subject to such policies as the Board or the Investment Manager may determine, ING Aeltus manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

BlackRock Advisors, Inc., ("BlackRock"), a Delaware Corporation, serves as Sub-Adviser to the Global Science and Technology Fund pursuant to a Sub-Advisory Agreement effective April 1, 2004 between the Investment Manager and BlackRock through December 31, 2005.

Wellington Management Company, LLP, ("Wellington"), a Massachusetts limited liability partnership, serves as Sub-Adviser to the Equity Income Fund pursuant to a Sub-Advisory Agreement effective March 1, 2004 between the Investment Manager and Wellington through December 31, 2005.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund's average daily net assets.

The Investment Manager has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, the Investment Manager pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For year ended May 31, 2004, ILIAC received $3,180,198 for its services.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the

Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

                         CLASS A    CLASS B    CLASS C    CLASS I    CLASS O
                         -------    -------    -------    -------    -------
Growth                      0.25%      1.00%      1.00%       N/A        N/A
Small Company               0.25%      1.00%      1.00%       N/A        N/A
Global Science and
   Technology               0.25%      1.00%      1.00%       N/A       0.25%
Value Opportunity           0.25%      1.00%      1.00%       N/A        N/A
Balanced                    0.25%      1.00%      1.00%       N/A        N/A
Equity Income               0.25%      1.00%      1.00%       N/A        N/A

Presently, the Funds' class specific expenses are limited to Distribution and/or Service Fees. For the year ended May 31, 2004, the Distributor has retained $34,563 as sales charges from proceeds of Class A Shares sold, $2,023 from the proceeds of Class A shares redeemed and $5,279 from the proceeds of Class C shares redeemed.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                    ACCRUED
                                     ACCRUED                      SHAREHOLDER
                                   INVESTMENT      ACCRUED        SERVICE AND
                                   MANAGEMENT   ADMINISTRATIVE   DISTRIBUTION
                                      FEES           FEES            FEES         TOTAL
                                   ----------   --------------   ------------     -----
Growth                             $  109,563   $       12,522   $     21,621   $ 143,706
Small Company                         246,505           23,592         34,046     304,143
Global Science and
   Technology                         119,498            4,979         25,979     150,456
Value Opportunity                      24,820            2,837         11,972      39,629
Balanced                               84,383            8,438         29,509     122,330
Equity Income                         136,151           15,560         16,583     168,294

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2004, one shareholder owned 27.3% of the Small Company Fund. Investment activities of this shareholder could have a material impact on the Fund.

On May 28, 2004, an affiliated shareholder who owned 20.1%, 52.8%, and 41.8% of Growth, Small Company, and Equity Income Funds, respectively, redeemed their shares. The shareholder received their pro-rata share of securities and cash (an "in-kind" redemption) for the majority of their interest in the funds in lieu of an all-cash redemption. As such, the remaining shareholders did not bear the transaction costs of selling those securities.

NOTE 7 -- EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with the Small Company, Global Science and Technology and Value Opportunity Funds whereby, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                         CLASS A    CLASS B    CLASS C    CLASS I    CLASS O
                         -------    -------    -------    -------    -------
Small Company               1.50%      2.25%      2.25%      1.25%       N/A
Global Science and
   Technology               1.75%      2.50%      2.50%      1.50%      1.75%
Value Opportunity           1.35%      2.10%      2.10%      1.10%       N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

                                            MAY 31,
                                --------------------------------
                                  2005       2006        2007
                                  ----       ----        ----
Global Science and Technology   $ 30,133   $ 195,606   $ 312,228
Value Opportunity                 11,665      91,340      54,399

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The Equity Income Fund utilized the line of credit for four days during the year ended May 31, 2004, with an approximate average daily balance of $1,640,000 and an approximate weighted average interest rate of 1.51%.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                        CLASS A SHARES                    CLASS B SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
GROWTH (NUMBER OF SHARES)
Shares sold                                         1,265,648        1,408,778          366,043          266,062
Shares redeemed                                    (2,255,896)      (2,048,202)        (138,340)        (132,288)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (990,248)        (639,424)         227,703          133,774
                                                =============    =============    =============    =============
GROWTH ($)
Shares sold                                     $  13,851,866    $  13,418,201    $   4,031,522    $   2,525,001
Shares redeemed                                   (25,355,898)     (19,424,604)      (1,566,468)      (1,227,315)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $ (11,504,032)   $  (6,006,403)   $   2,465,054    $   1,297,686
                                                =============    =============    =============    =============

                                                        CLASS C SHARES                    CLASS I SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
GROWTH (NUMBER OF SHARES)
Shares sold                                           125,631           55,609        3,027,438        2,142,449
Shares redeemed                                       (75,037)         (56,270)      (3,560,732)      (2,858,487)
Shares redeemed in-kind                                    --               --       (6,214,900)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding          50,594             (661)      (6,748,194)        (716,038)
                                                =============    =============    =============    =============
GROWTH ($)
Shares sold                                     $   1,355,110    $     517,597    $  34,647,370    $  20,469,102
Shares redeemed                                      (822,651)        (519,679)     (40,921,651)     (27,534,348)
Shares redeemed in-kind                                    --               --      (72,900,773)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $     532,459    $      (2,082)   $ (79,175,054)   $  (7,065,246)
                                                =============    =============    =============    =============

                                                        CLASS A SHARES                    CLASS B SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
SMALL COMPANY (NUMBER OF SHARES)
Shares sold                                         2,935,777        4,832,232          305,889           97,227
Shares redeemed                                    (2,395,183)      (4,627,406)         (62,944)         (64,649)
                                                -------------    -------------    -------------    -------------
Net increase in shares outstanding                    540,594          204,826          242,945           32,578
                                                =============    =============    =============    =============
SMALL COMPANY ($)
Shares sold                                     $  44,599,592    $  54,083,423    $   4,629,964    $   1,141,396
Shares redeemed                                   (36,829,955)     (51,316,425)        (997,185)        (701,162)
                                                -------------    -------------    -------------    -------------
Net increase                                    $   7,769,637    $   2,766,998    $   3,632,779    $     440,234
                                                =============    =============    =============    =============

                                                        CLASS C SHARES                    CLASS I SHARES
                                                 ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
SMALL COMPANY (NUMBER OF SHARES)
Shares sold                                           180,472           68,426        4,424,128        2,561,382
Dividends reinvested                                       --               --           15,116               --
Shares redeemed                                      (112,274)        (123,807)      (3,740,328)      (4,333,085)
Shares redeemed in-kind                                    --               --       (4,169,541)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding          68,198          (55,381)      (3,470,625)      (1,771,703)
                                                =============    =============    =============    =============
SMALL COMPANY ($)
Shares sold                                     $   2,729,081    $     764,384    $  66,843,566    $  29,586,457
Dividends reinvested                                       --               --          227,345               --
Shares redeemed                                    (1,671,147)      (1,416,008)     (56,406,666)     (50,021,650)
Shares redeemed in-kind                                    --               --      (65,420,091)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $   1,057,934    $    (651,624)   $ (54,755,846)   $ (20,435,193)
                                                =============    =============    =============    =============

                                                        CLASS A SHARES                    CLASS B SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
GLOBAL SCIENCE AND TECHNOLOGY (NUMBER
  OF SHARES)
Shares sold                                         4,356,415        2,993,231          632,167           93,853
Shares issued in merger                                    --        5,694,493               --        4,497,751
Shares redeemed                                    (4,125,639)      (1,773,707)        (986,581)        (134,635)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding         230,776        6,914,017         (354,414)       4,456,969
                                                =============    =============    =============    =============
GLOBAL SCIENCE AND TECHNOLOGY ($)
Shares sold                                     $  15,922,885    $   8,400,347    $   2,228,357    $     251,400
Shares issued in merger                                    --       15,071,215               --       11,630,436
Shares redeemed                                   (14,979,565)      (4,845,504)      (3,466,581)        (369,698)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $     943,320    $  18,626,058    $  (1,238,224)   $  11,512,138
                                                =============    =============    =============    =============

                                                        CLASS C SHARES
                                                ------------------------------
                                                    YEAR             YEAR
                                                    ENDED            ENDED
                                                   MAY 31,          MAY 31,
                                                    2004             2003
                                                -------------    -------------
GLOBAL SCIENCE AND TECHNOLOGY (NUMBER
  OF SHARES)
Shares sold                                           143,777           44,101
Shares issued in merger                                    --        1,412,021
Shares redeemed                                      (364,160)         (66,548)
                                                -------------    -------------
Net increase (decrease) in shares outstanding        (220,383)       1,389,574
                                                =============    =============
GLOBAL SCIENCE AND TECHNOLOGY ($)
Shares sold                                     $     496,839    $     122,083
Shares issued in merger                                    --        3,623,089
Shares redeemed                                    (1,268,311)        (178,252)
                                                -------------    -------------
Net increase (decrease)                         $    (771,472)   $   3,566,920
                                                =============    =============

                                                        CLASS I SHARES                    CLASS O SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
GLOBAL SCIENCE AND TECHNOLOGY
  (NUMBER OF SHARES)
Shares sold                                         1,627,546          154,591        3,452,749          835,084
Shares issued in merger                                    --        1,387,190               --               --
Shares redeemed                                      (724,146)         (57,786)        (904,301)        (365,522)
                                                -------------    -------------    -------------    -------------
Net increase in shares outstanding                    903,400        1,483,995        2,548,448          469,562
                                                =============    =============    =============    =============
GLOBAL SCIENCE AND TECHNOLOGY ($)
Shares sold                                     $   5,932,893    $     451,353    $  12,841,940    $   2,328,818
Shares issued in merger                                    --        3,697,109               --               --
Shares redeemed                                    (2,712,982)        (157,801)      (3,371,312)      (1,018,908)
                                                -------------    -------------    -------------    -------------
Net increase                                    $   3,219,911    $   3,990,661    $   9,470,628    $   1,309,910
                                                =============    =============    =============    =============

                                                        CLASS A SHARES                    CLASS B SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
VALUE OPPORTUNITY (NUMBER OF SHARES)
Shares sold                                           803,685        1,634,828          318,066          127,748
Dividends reinvested                                    8,767               --               --               --
Shares redeemed                                      (599,496)        (513,191)         (82,298)         (46,255)
                                                -------------    -------------    -------------    -------------
Net increase in shares outstanding                    212,956        1,121,637          235,768           81,493
                                                =============    =============    =============    =============
VALUE OPPORTUNITY ($)
Shares sold                                     $   7,670,802    $  13,771,900    $   2,977,585    $   1,031,337
Dividends reinvested                                   80,739               --               --               --
Shares redeemed                                    (5,673,540)      (4,252,398)        (753,561)        (363,101)
                                                -------------    -------------    -------------    -------------
Net increase                                    $   2,078,001    $   9,519,502    $   2,224,024    $     668,236
                                                =============    =============    =============    =============

                                                        CLASS C SHARES                    CLASS I SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
VALUE OPPORTUNITY (NUMBER OF SHARES)
Shares sold                                           120,828           40,381           77,426          201,759
Dividends reinvested                                       --               --            2,480               --
Shares redeemed                                       (34,058)         (18,825)        (581,230)        (120,515)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding          86,770           21,556         (501,324)          81,244
                                                =============    =============    =============    =============
VALUE OPPORTUNITY ($)
Shares sold                                     $   1,113,497    $     331,669    $     711,379    $   1,673,592
Dividends reinvested                                       --               --           23,015               --
Shares redeemed                                      (321,816)   $    (150,569)      (5,719,849)        (987,768)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $     791,681    $     181,100    $  (4,985,455)   $     685,824
                                                =============    =============    =============    =============

                                                        CLASS A SHARES                    CLASS B SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
BALANCED (NUMBER OF SHARES)
Shares sold                                         1,434,397        2,704,646        1,086,046          224,720
Dividends reinvested                                   90,639           41,692            5,130              922
Shares redeemed                                    (1,020,968)      (1,313,875)        (172,206)         (88,845)
                                                -------------    -------------    -------------    -------------
Net increase in shares outstanding                    504,068        1,432,463          918,970          136,797
                                                =============    =============    =============    =============
BALANCED ($)
Shares sold                                     $  16,310,252    $  27,261,991    $  12,276,702    $   2,261,934
Dividends reinvested                                  997,377          432,595           55,975            9,638
Shares redeemed                                   (11,466,512)     (13,164,623)      (1,965,559)        (894,392)
                                                -------------    -------------    -------------    -------------
Net increase                                    $   5,841,117    $  14,529,963    $  10,367,118    $   1,377,180
                                                =============    =============    =============    =============

                                                        CLASS C SHARES                    CLASS I SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
BALANCED (NUMBER OF SHARES)
Shares sold                                           273,639          130,882          454,623        1,184,978
Dividends reinvested                                    2,510            1,038           86,045           64,691
Shares redeemed                                      (173,190)         (50,057)      (1,936,526)      (2,566,070)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding         102,959           81,863       (1,395,858)      (1,316,401)
                                                =============    =============    =============    =============
BALANCED ($)
Shares sold                                     $   3,085,447    $   1,323,638    $   5,146,384    $  11,929,913
Dividends reinvested                                   27,173           10,834          948,379          669,938
Shares redeemed                                    (1,958,528)        (505,075)     (22,331,773)     (25,998,262)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $   1,154,092    $     829,397    $ (16,237,010)   $ (13,398,411)
                                                =============    =============    =============    =============

                                                        CLASS A SHARES                    CLASS B SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
EQUITY INCOME (NUMBER OF SHARES)
Shares sold                                         1,092,820          988,559          383,376          105,960
Dividends reinvested                                   13,677           36,973               --               27
Shares redeemed                                    (1,325,478)      (1,167,612)         (57,480)         (43,369)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (218,981)        (142,080)         325,896           62,618
                                                =============    =============    =============    =============
EQUITY INCOME ($)
Shares sold                                     $   9,902,768    $   7,685,882    $   3,468,954    $     817,775
Dividends reinvested                                  112,973          292,103               --              229
Shares redeemed                                   (11,706,579)      (9,056,111)        (519,277)        (331,805)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $  (1,690,838)   $  (1,078,126)   $   2,949,677    $     486,199
                                                =============    =============    =============    =============

                                                        CLASS C SHARES                    CLASS I SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003
                                                -------------    -------------    -------------    -------------
EQUITY INCOME (NUMBER OF SHARES)
Shares sold                                            94,931           44,807        1,500,991        2,997,730
Dividends reinvested                                       --               58           98,694          217,332
Shares redeemed                                       (76,371)         (66,108)      (6,766,985)      (7,422,007)
Shares redeemed in-kind                                    --               --      (12,350,008)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding          18,560          (21,243)     (17,517,308)      (4,206,945)
                                                =============    =============    =============    =============
EQUITY INCOME ($)
Shares sold                                     $     817,770    $     342,593    $  13,688,237    $  23,128,158
Dividends reinvested                                       --              496          825,818        1,716,407
Shares redeemed                                      (678,750)        (518,146)     (61,939,298)     (57,896,374)
Shares redeemed in-kind                                    --               --     (116,213,576)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $     139,020    $    (175,057)   $(163,638,819)   $ (33,051,809)
                                                =============    =============    =============    =============

NOTE 10 -- REORGANIZATION

On April 26, 2003, ING Technology Fund, which has subsequently changed its name to ING Global Science and Technology Fund, as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of ING Global Technology Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 -- Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

                                                                                         ACQUIRED FUND
     ACQUIRING              ACQUIRED         TOTAL NET ASSETS OF   TOTAL NET ASSETS OF    UNREALIZED
       FUND                   FUND             ACQUIRED FUND         ACQUIRING FUND      DEPRECIATION
       ----                   ----             -------------         --------------      ------------
ING Technology Fund   ING Global Techonogy      $ 34,021,849           $ 13,509,031      $ (9,133,241)

The net assets of ING Technology Fund after the reorganization were $47,530,880

NOTE 11 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The collateral received is reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2004, the Funds had securities on loan with the following market values:

                                  VALUE OF
                                 SECURITIES      VALUE OF
FUND                               LOANED       COLLATERAL
----                               ------       ----------
Small Company                   $    585,617   $    591,659
Global Science and Technology     17,565,218     18,033,626
Value Opportunity                  2,715,180      2,792,650
Balanced                          19,522,447     20,129,232

NOTE 12 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2004:

                                                              ACCUMULATED
                                                              NET REALIZED
                                            UNDISTRIBUTED        GAINS
                            PAID-IN        NET INVESTMENT     (LOSSES) ON
                            CAPITAL            INCOME         INVESTMENTS
                            -------            ------         -----------
Growth                   $    9,868,409    $      455,219    $  (10,323,628)
Small Company                12,873,940          (143,656)      (12,730,284)
Global Science and
   Technology              (206,162,172)        1,297,952       204,864,220
Balanced                            (10)          194,057          (194,047)
Equity Income                 3,277,405                --        (3,277,405)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were as follows:

                           YEAR ENDED MAY 31,
                       -------------------------
                          2004          2003
                          ----          ----
Small Company          $   227,376     $      --
Value Opportunity          104,203            --
Balanced                 2,065,430     1,136,452
Equity Income              940,655     2,013,548

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

                                                                   POST OCTOBER
                                  UNDISTRIBUTED     UNREALIZED       CURRENCY         CAPITAL
                                    ORDINARY       APPRECIATION/      LOSSES           LOSS          EXPIRATION
                                     INCOME       (DEPRECIATION)     DEFERRED      CARRYFORWARDS        DATES
                                  -------------   --------------   ------------    --------------    ----------
Growth                            $          --   $    4,915,878   $         --    $  (92,721,223)      2009
                                                                                      (10,310,428)      2010
                                                                                      (30,311,320)      2011
                                                                                   --------------
                                                                                   $ (133,342,971)

Small Company                                --       33,447,479             --    $  (18,594,166)      2011

Global Science and Technology                --          337,670        (10,979)   $   (2,395,848)      2006
                                                                                       (5,235,188)      2007
                                                                                      (63,236,007)      2008
                                                                                      (45,066,671)      2009
                                                                                       (6,376,213)      2010
                                                                                         (618,714)      2011
                                                                                       (8,286,525)      2012
                                                                                   --------------
                                                                                   $ (131,215,166)*

Value Opportunity                       174,369        1,198,943             --    $   (2,058,378)      2011

Balanced                                679,238        9,549,910             --    $   (1,119,638)      2011

Equity Income                         1,253,342       (3,299,433)        (1,658)   $  (60,981,782)      2009
                                                                                       (9,092,918)      2010
                                                                                      (41,817,841)      2011
                                                                                   --------------
                                                                                   $ (111,892,541)

*  Utilization of these capital losses is subject to annual limitations under
   Section 382 of the Internal Revenue Code.

NOTE 13 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and selfregulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 14 -- SUBSEQUENT EVENT

Subsequent to the period ended May 31, 2004, Aeltus Investment Management, Inc., Sub-Adviser to the Growth, Small Company, Value Opportunity and Balanced Funds, changed its name to ING Investment Management Co.

On July 1, 2004, a shareholder who owned 27.3% of the Small Company Fund as of May 31, 2004 redeemed his shares. The amount of the redemption was approximately $80 million. The majority of the redemption proceeds were paid by the Fund in-kind to reduce the impact to the Fund.

                                                        PORTFOLIO OF INVESTMENTS
ING GROWTH FUND                                               as of May 31, 2004

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 99.4%
                       AUTO MANUFACTURERS: 1.0%
       21,200          Paccar, Inc.                                              $    1,182,960
                                                                                 --------------
                                                                                      1,182,960
                                                                                 --------------
                       BIOTECHNOLOGY: 1.4%
       28,432    @     Amgen, Inc.                                                    1,555,230
                                                                                 --------------
                                                                                      1,555,230
                                                                                 --------------
                       COMPUTERS: 5.6%
       57,500    @     Dell, Inc.                                                     2,022,850
      141,400    @     EMC Corp.                                                      1,589,336
       20,000          International Business Machines
                         Corp.                                                        1,771,800
       33,000    @     Storage Technology Corp.                                         932,250
                                                                                 --------------
                                                                                      6,316,236
                                                                                 --------------
                       COSMETICS/PERSONAL CARE: 2.8%
       34,700          Estee Lauder Cos., Inc.                                        1,588,913
       15,100          Procter & Gamble Co.                                           1,628,082
                                                                                 --------------
                                                                                      3,216,995
                                                                                 --------------
                       DIVERSIFIED FINANCIAL SERVICES: 3.7%
       27,400          Capital One Financial Corp.                                    1,919,644
        9,200          Goldman Sachs Group, Inc.                                        863,972
       26,300          Morgan Stanley                                                 1,407,313
                                                                                 --------------
                                                                                      4,190,929
                                                                                 --------------
                       ENTERTAINMENT: 0.7%
       13,700          GTECH Holdings Corp.                                             770,899
                                                                                 --------------
                                                                                        770,899
                                                                                 --------------
                       HEALTHCARE-PRODUCTS: 8.9%
       21,700    @@    Alcon, Inc.                                                    1,702,582
       58,800    @     Boston Scientific Corp.                                        2,604,840
       82,400          Johnson & Johnson                                              4,590,504
       15,300    @     St. Jude Medical, Inc.                                         1,166,778
                                                                                 --------------
                                                                                     10,064,704
                                                                                 --------------
                       HEALTHCARE-SERVICES: 4.1%
       17,400          Aetna, Inc.                                                    1,412,880
       32,300    @     DaVita Inc                                                     1,499,366
       41,200    @     Wellchoice, Inc.                                               1,696,616
                                                                                 --------------
                                                                                      4,608,862
                                                                                 --------------
                       HOME FURNISHINGS: 1.2%
       16,700          Harman Intl. Industries, Inc.                                  1,338,338
                                                                                 --------------
                                                                                      1,338,338
                                                                                 --------------
                       INTERNET: 0.9%
       10,900    @     eBay, Inc.                                                       967,920
                                                                                 --------------
                                                                                        967,920
                                                                                 --------------
                       MACHINERY-DIVERSIFIED: 1.3%
       22,500          Deere & Co.                                                    1,478,250
                                                                                 --------------
                                                                                      1,478,250
                                                                                 --------------
                       MEDIA: 3.8%
      108,067    @     DIRECTV Group, Inc.                                            1,903,060
      101,000          Walt Disney Co.                                                2,370,470
                                                                                 --------------
                                                                                      4,273,530
                                                                                 --------------
                       MINING: 1.2%
       44,400          Alcoa, Inc.                                               $    1,389,720
                                                                                 --------------
                                                                                      1,389,720
                                                                                 --------------
                       MISCELLANEOUS MANUFACTURING: 13.9%
       30,400          3M Co.                                                         2,570,624
       29,514          Danaher Corp.                                                  1,388,043
       16,400          Eaton Corp.                                                      956,940
      265,000    S     General Electric Co.                                           8,246,800
       84,600    @@    Tyco International Ltd.                                        2,604,834
                                                                                 --------------
                                                                                     15,767,241
                                                                                 --------------
                       OIL AND GAS: 0.9%
       22,900          Pogo Producing Co.                                             1,041,492
                                                                                 --------------
                                                                                      1,041,492
                                                                                 --------------
                       OIL AND GAS SERVICES: 2.0%
       76,800          Halliburton Co.                                                2,230,272
                                                                                 --------------
                                                                                      2,230,272
                                                                                 --------------
                       PHARMACEUTICALS: 13.7%
       61,200    @     Andrx Corp.                                                    1,681,776
       90,000    @     Caremark Rx, Inc.                                              2,808,000
        3,300    @     Endo Pharmaceuticals
                         Holdings, Inc.                                                  74,712
       50,700    @     Gilead Sciences, Inc.                                          3,318,822
      197,170          Pfizer, Inc.                                                   6,967,988
       39,700          Valeant Pharmaceuticals Intl.                                    725,716
                                                                                 --------------
                                                                                     15,577,014
                                                                                 --------------
                       RETAIL: 7.4%
       28,200          Federated Department Stores                                    1,345,422
       72,700          Home Depot, Inc.                                               2,611,384
       64,000          Limited Brands                                                 1,235,200
       33,300          McDonald's Corp.                                                 879,120
       41,400          Wal-Mart Stores, Inc.                                          2,307,222
                                                                                 --------------
                                                                                      8,378,348
                                                                                 --------------
                       SEMICONDUCTORS: 10.3%
       26,900    @     Altera Corp.                                                     615,741
       56,600    @     Applied Materials, Inc.                                        1,129,736
      183,300          Intel Corp.                                                    5,233,215
       19,900          Linear Technology Corp.                                          789,234
       24,600          Maxim Integrated Products                                      1,250,418
       59,900          Texas Instruments, Inc.                                        1,563,989
       31,000          Xilinx, Inc.                                                   1,130,880
                                                                                 --------------
                                                                                     11,713,213
                                                                                 --------------
                       SOFTWARE: 5.6%
      196,500          Microsoft Corp.                                                5,177,775
      107,300    @     Oracle Corp.                                                   1,214,636
                                                                                 --------------
                                                                                      6,392,411
                                                                                 --------------
                       TELECOMMUNICATIONS: 9.0%
      224,200    @     Cisco Systems, Inc.                                            4,966,030
      155,600    @     Crown Castle Intl. Corp.                                       2,291,988
       65,100    @     Nextel Communications, Inc.                                    1,505,763
       21,200          Qualcomm, Inc.                                                 1,421,884
                                                                                 --------------
                                                                                     10,185,665
                                                                                 --------------
                       Total Common Stock
                         (Cost $102,620,503)                                        112,640,229
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING GROWTH FUND                                   as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 5.3%

$   5,967,000          Morgan Stanley Repurchase Agreement dated
                         05/28/04, 1.010%, due 06/01/04, $5,967,670
                         to be received upon repurchase
                         (Collateralized by $6,190,000 Federal Home
                         Loan Mortgage Corporation, 3.875%, Market
                         Value plus accrued interest $6,180,027,
                         due 01/12/09)                                           $    5,967,000
                                                                                 --------------
                       Total Repurchase Agreement
                         (Cost $5,967,000)                                            5,967,000
                                                                                 --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $108,587,503)*                                  104.7%  $  118,607,229
                       OTHER ASSETS AND
                         LIABILITIES-NET                                  (4.7)      (5,354,917)
                                                                         -----   --------------
                       NET ASSETS                                        100.0%  $  113,252,312
                                                                         =====   ==============

@    Non-income producing security
@@   Foreign issuer
S Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2004.
* Cost for federal income tax purposes is $113,691,351. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation                             $    6,994,242
                       Gross Unrealized Depreciation                                 (2,078,364)
                                                                                 --------------
                       Net Unrealized Appreciation                               $    4,915,878
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND                                        as of May 31, 2004

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 88.8%

                       AEROSPACE/DEFENSE: 1.9%
       48,400          Engineered Support
                         Systems, Inc.                                           $    2,536,160
       56,400    @     Teledyne Technologies, Inc.                                    1,038,888
       60,400    @     United Defense Industries, Inc.                                2,017,360
                                                                                 --------------
                                                                                      5,592,408
                                                                                 --------------
                       AGRICULTURE: 1.0%
      120,900          Delta & Pine Land Co.                                          2,802,462
                                                                                 --------------
                                                                                      2,802,462
                                                                                 --------------
                       AIRLINES: 0.8%
      121,800    @     AMR Corp.                                                      1,403,136
       73,000    @     Republic Airways Holdings, Inc.                                1,003,020
                                                                                 --------------
                                                                                      2,406,156
                                                                                 --------------
                       APPAREL: 1.5%
      100,700    @     Quiksilver, Inc.                                               2,333,219
      100,700    @     Warnaco Group, Inc.                                            2,006,951
                                                                                 --------------
                                                                                      4,340,170
                                                                                 --------------
                       BANKS: 4.0%
       44,300          Boston Private Financial
                         Holdings, Inc.                                               1,014,027
       40,300          Chittenden Corp.                                               1,306,123
      100,700          Greater Bay BanCorp.                                           2,891,097
      100,700          Hudson United BanCorp.                                         3,689,648
       20,100          IBERIABANK Corp                                                1,177,257
       56,400          Provident Bankshares Corp.                                     1,627,140
                                                                                 --------------
                                                                                     11,705,292
                                                                                 --------------
                       BIOTECHNOLOGY: 0.7%
      120,900    @     Ariad Pharmaceuticals Inc                                      1,298,466
       85,600    @     Diversa Corp.                                                    805,496
                                                                                 --------------
                                                                                      2,103,962
                                                                                 --------------
                       COMMERCIAL SERVICES: 1.2%
       12,100    @     Exponent, Inc.                                                   301,653
       99,500          Gevity HR, Inc.                                                2,607,895
       32,200    @     LECG Corp.                                                       571,550
                                                                                 --------------
                                                                                      3,481,098
                                                                                 --------------
                       COMPUTERS: 7.2%
       80,600          Agilysys, Inc.                                                   992,186
       56,400    @     Brooktrout, Inc.                                                 542,568
       68,500    @     CACI Intl., Inc.                                               2,544,090
      108,800    @     Covansys Corp.                                                 1,183,744
      100,700    @     Electronics For Imaging                                        2,795,432
       55,800    @     Hutchinson Technology, Inc.                                    1,473,678
       80,600    @     InterVoice, Inc.                                               1,129,206
       72,500    @     Komag, Inc.                                                    1,051,250
      182,100    @     Lexar Media, Inc.                                              1,722,666
      100,700    @     Manhattan Associates, Inc.                                     2,869,949
       56,400    @     Merge Technologies, Inc.                                         930,036
       90,100          MTS Systems Corp.                                              2,003,824
       56,400    @     SI Intl., Inc.                                                 1,373,904
                                                                                 --------------
                                                                                     20,612,533
                                                                                 --------------
                       DISTRIBUTION/WHOLESALE: 0.9%
       80,600    @     Brightpoint, Inc.                                         $      897,884
       48,400    @     United Stationers, Inc.                                        1,825,164
                                                                                 --------------
                                                                                      2,723,048
                                                                                 --------------
                       DIVERSIFIED FINANCIAL SERVICES: 1.3%
      322,300    @     Knight Trading Group, Inc.                                     3,693,558
                                                                                 --------------
                                                                                      3,693,558
                                                                                 --------------
                       ELECTRICAL COMPONENTS &
                         EQUIPMENT: 1.4%
      112,000          Ametek, Inc.                                                   3,025,120
      104,800    @     Artesyn Technologies, Inc.                                       957,872
                                                                                 --------------
                                                                                      3,982,992
                                                                                 --------------
                       ELECTRONICS: 3.6%
      120,900    @     Benchmark Electronics, Inc.                                    3,521,817
      116,800    @     Checkpoint Systems, Inc.                                       2,015,968
       55,025    @     Itron, Inc.                                                    1,135,716
       24,200   @,L    NVE Corp.                                                        762,784
      112,400    @     Trimble Navigation Ltd.                                        3,037,048
                                                                                 --------------
                                                                                     10,473,333
                                                                                 --------------
                       ENERGY-ALTERNATE SOURCES: 0.8%
      111,000    @     Headwaters, Inc.                                               2,319,900
                                                                                 --------------
                                                                                      2,319,900
                                                                                 --------------
                       ENGINEERING & CONSTRUCTION: 2.5%
       96,700    @@    Chicago Bridge & Iron Co. NV                                   2,794,630
      104,800    @     URS Corp.                                                      2,638,864
       48,400    @     Washington Group Intl., Inc.                                   1,697,872
                                                                                 --------------
                                                                                      7,131,366
                                                                                 --------------
                       ENTERTAINMENT: 1.2%
      161,200    @     Alliance Gaming Corp.                                          3,498,040
                                                                                 --------------
                                                                                      3,498,040
                                                                                 --------------
                       FOOD: 2.2%
       50,000          Cal-Maine Foods, Inc.                                            690,000
       56,400          Corn Products Intl., Inc.                                      2,446,632
       54,400    @     Hain Celestial Group, Inc.                                       962,880
       48,400          Pilgrim's Pride Corp.                                          1,300,992
       74,100    @     Wild Oats Markets, Inc.                                        1,004,055
                                                                                 --------------
                                                                                      6,404,559
                                                                                 --------------
                       FOREST PRODUCTS & PAPER: 2.2%
       80,600    @     Louisiana-Pacific Corp.                                        1,861,860
       80,600          Pope & Talbot, Inc.                                            1,348,438
       80,600          Potlatch Corp.                                                 3,042,650
                                                                                 --------------
                                                                                      6,252,948
                                                                                 --------------
                       HEALTHCARE-PRODUCTS: 2.0%
       46,700    @     Cyberonics, Inc.                                                 916,254
      120,900    @     Encore Medical Corp.                                             843,882
       52,400    @     Sybron Dental Specialties, Inc.                                1,427,376
       80,600    @     Wright Medical Group, Inc.                                     2,616,276
                                                                                 --------------
                                                                                      5,803,788
                                                                                 --------------
                       HEALTHCARE-SERVICES: 3.2%
      140,200    @     Kindred Healthcare, Inc.                                       3,482,568
       76,600    @     Psychiatric Solutions, Inc.                                    1,898,148
      196,700          Select Medical Corp.                                           2,637,747
       32,200    @     Sierra Health Services                                         1,377,838
                                                                                 --------------
                                                                                      9,396,301
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND                            as of May 31, 2004 (continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       HOUSEHOLD PRODUCTS/WARES: 0.7%
       55,550    @     Central Garden And Pet Co.                                $    2,064,794
                                                                                 --------------
                                                                                      2,064,794
                                                                                 --------------
                       INSURANCE: 1.4%
      100,700          AmerUs Group Co.                                               3,962,545
                                                                                 --------------
                                                                                      3,962,545
                                                                                 --------------
                       INTERNET: 2.0%
       96,700    @     1-800-FLOWERS.COM, Inc.                                          927,353
       16,100    @     Blue Coat Systems, Inc.                                          447,580
      120,900    @     Covad Communications
                         Group, Inc.                                                    259,935
       32,200    @     Equinix, Inc.                                                  1,012,690
       80,600    @     Lionbridge Technologies                                          631,098
       96,700    @     Netegrity, Inc.                                                  910,914
      141,000    @     Valueclick, Inc.                                               1,542,540
                                                                                 --------------
                                                                                      5,732,110
                                                                                 --------------
                       INVESTMENT COMPANIES: 0.3%
       61,500    @     Apollo Investment Corp.                                          819,795
                                                                                 --------------
                                                                                        819,795
                                                                                 --------------
                       IRON/STEEL: 0.5%
       48,400          Carpenter Technology                                           1,472,328
                                                                                 --------------
                                                                                      1,472,328
                                                                                 --------------
                       LEISURE TIME: 0.5%
      100,700    @     K2, Inc.                                                       1,482,304
                                                                                 --------------
                                                                                      1,482,304
                                                                                 --------------
                       LODGING: 0.9%
      141,000    @     Interstate Hotels & Resorts, Inc.                                754,350
      241,800    @     La Quinta Corp.                                                1,811,082
                                                                                 --------------
                                                                                      2,565,432
                                                                                 --------------
                       MACHINERY-CONSTRUCTION &
                         MINING: 1.3%
      122,625    @     Terex Corp.                                                    3,616,211
                                                                                 --------------
                                                                                      3,616,211
                                                                                 --------------
                       MACHINERY-DIVERSIFIED: 3.0%
       68,500          Briggs & Stratton                                              5,197,780
       32,200          Middleby Corp.                                                 1,969,674
       88,700          Wabtec Corp.                                                   1,462,663
                                                                                 --------------
                                                                                      8,630,117
                                                                                 --------------
                       MEDIA: 2.8%
       96,700    @     4Kids Entertainment, Inc.                                      2,093,555
      161,200    @     Cumulus Media, Inc.                                            2,988,648
       48,400          Liberty Corp.                                                  2,253,020
       80,600          Sinclair Broadcast Group, Inc.                                   890,630
                                                                                 --------------
                                                                                      8,225,853
                                                                                 --------------
                       OFFICE PROPERTY: 2.7%
      196,300          Reckson Associates Realty Corp.                                5,107,726
       56,400          SL Green Realty Corp.                                          2,566,200
                                                                                 --------------
                                                                                      7,673,926
                                                                                 --------------
                       OIL AND GAS: 5.4%
      120,900    @     Denbury Resources, Inc.                                        2,224,560
      201,500    @     KCS Energy, Inc.                                               2,520,765
       96,700    @     Newfield Exploration Co.                                       4,810,825
       48,400          Patina Oil & Gas Corp.                                         1,279,696
       88,912    @     Plains Exploration &
                         Production Co.                                          $    1,582,634
      124,900    @     Southwestern Energy Co.                                        3,192,444
                                                                                 --------------
                                                                                     15,610,924
                                                                                 --------------
                       PHARMACEUTICALS: 6.4%
       24,200    @     Abgenix, Inc.                                                    365,904
      130,100    @     Alkermes, Inc.                                                 1,873,440
       69,500    @     Amylin Pharmaceuticals, Inc.                                   1,540,120
      139,400    @     Angiotech Pharmaceuticals, Inc.                                3,069,588
       95,700    @     Critical Therapeutics, Inc.                                      669,900
       32,200    @     Eon Labs, Inc.                                                 2,432,066
       13,900    @     Eyetech Pharmaceuticals, Inc.                                    616,048
       71,900    @     Medicines Co.                                                  2,311,585
       32,200    @     MGI Pharma, Inc.                                               2,070,782
       48,400    @     Nabi Biopharmaceuticals                                          813,120
       84,200    @     NPS Pharmaceuticals, Inc.                                      1,827,982
       12,800    @     OSI Pharmaceuticals, Inc.                                      1,049,088
                                                                                 --------------
                                                                                     18,639,623
                                                                                 --------------
                       RETAIL: 3.1%
      120,900    @     Aeropostale, Inc.                                              3,178,461
      201,500          Claire's Stores, Inc.                                          4,171,050
       59,600    @     Electronics Boutique
                         Holdings Corp.                                               1,642,576
                                                                                 --------------
                                                                                      8,992,087
                                                                                 --------------
                       SAVINGS AND LOANS: 0.7%
      161,200          First Niagara Financial
                         Group, Inc.                                                  2,006,940
                                                                                 --------------
                                                                                      2,006,940
                                                                                 --------------
                       SEMICONDUCTORS: 4.8%
      261,900    @     Cirrus Logic, Inc.                                             1,945,917
       70,200    @     Cree, Inc.                                                     1,615,302
      148,000    @     Cypress Semiconductor Corp.                                    2,421,280
       48,400    @     Nanometrics, Inc.                                                619,036
      141,000    @     Pericom Semiconductor Corp.                                    1,510,110
       80,600    @     Photronics, Inc.                                               1,425,008
       61,400    @     Varian Semiconductor
                         Equipment Associates, Inc.                                   2,257,678
       78,200    @     Veeco Instruments, Inc.                                        2,019,124
                                                                                 --------------
                                                                                     13,813,455
                                                                                 --------------
                       SOFTWARE: 5.9%
      288,900    @     Activision, Inc.                                               4,570,398
      112,800    @     Aspen Technology, Inc.                                           711,768
      120,900    @     Avid Technology, Inc.                                          6,289,218
       40,300    @     EPIQ Systems, Inc.                                               589,589
       52,400    @     Progress Software Corp.                                          980,404
       42,700    @     Take-Two Interactive
                         Software, Inc.                                               1,271,179
      127,100    @     THQ, Inc.                                                      2,680,539
                                                                                 --------------
                                                                                     17,093,095
                                                                                 --------------
                       TELECOMMUNICATIONS: 4.5%
      443,200    @     Adaptec, Inc.                                                  3,629,808
       80,600    @     Anixter Intl., Inc.                                            2,458,300
       40,300    @     Arch Wireless, Inc.                                            1,277,107
       72,500    @     Aspect Communications Corp.                                      930,900
       60,400    @     Intrado, Inc.                                                  1,003,848
       40,300    @     Plantronics, Inc.                                              1,601,925
      282,000    @     RF Micro Devices, Inc.                                         2,256,000
                                                                                 --------------
                                                                                     13,157,888
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND                            as of May 31, 2004 (continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       TRANSPORTATION: 2.3%
      120,900    @     Central Freight Lines, Inc.                               $    1,547,520
       56,000    @     Landstar System, Inc.                                          2,722,720
      100,700    @     Sirva, Inc.                                                    2,490,311
                                                                                 --------------
                                                                                      6,760,551
                                                                                 --------------
                       Total Common Stock
                         (Cost $226,137,317)                                        257,043,892
                                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS: 5.0%

                       HOTELS: 1.5%
      161,200    @     Felcor Lodging Trust, Inc.                                     1,715,168
       70,300          LaSalle Hotel Properties                                       1,697,745
      129,100    @     Meristar Hospitality Corp.                                       819,785
                                                                                 --------------
                                                                                      4,232,698
                                                                                 --------------
                       REITS-DIVERSIFIED: 0.4%
       40,300          Washington Real Estate
                         Investment Trust                                             1,139,281
                                                                                 --------------
                                                                                      1,139,281
                                                                                 --------------
                       REITS-MORTGAGE: 0.6%
       67,925          Newcastle Investment Corp.                                     1,897,825
                                                                                 --------------
                                                                                      1,897,825
                                                                                 --------------
                       REITS-OFFICE PROPERTY: 1.8%
       64,500          Alexandria Real Estate
                         Equities, Inc.                                               3,544,275
       68,500          Corporate Office Properties
                         Trust SBI MD                                                 1,589,200
                                                                                 --------------
                                                                                      5,133,475
                                                                                 --------------
                       REITS-SHOPPING CENTERS: 0.7%
      161,200          Acadia Realty Trust                                            2,063,360
                                                                                 --------------
                                                                                      2,063,360
                                                                                 --------------
                       Total Real Estate Investment
                         Trusts
                         (Cost $11,567,728)                                          14,466,639
                                                                                 --------------
                       Total Long-Term Investments
                         (Cost $237,705,045)                                        271,510,531
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.4%

                       REPURCHASE AGREEMENT: 9.2%
$  26,710,000          Morgan Stanley Repurchase Agreement dated
                         05/28/04, 1.010%, due 06/01/04, $26,712,997 to
                         be received upon repurchase (Collateralized by
                         $27,195,000 Federal Home Loan Bank, 1.435%,
                         Market Value plus accrued interest $27,189,289,
                         due 03/15/05)                                           $   26,710,000
                                                                                 --------------
                       Total Repurchase Agreement
                         (Cost $26,710,000)                                          26,710,000
                                                                                 --------------

                       SECURITIES LENDING COLLATERAL(cc): 0.2%
      591,659          The Bank of New York Institutional
                         Cash Reserve Fund, 1.100%                                      591,659
                                                                                 --------------
                       Total Securities Lending Collateral
                         (Cost $591,659)                                                591,659
                                                                                 --------------
                       Total Short-Term Investments
                         (Cost $27,301,659)                                          27,301,659
                                                                                 --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $265,006,704)*                                  103.2%  $  298,812,190
                       OTHER ASSETS AND
                         LIABILITIES-NET                                  (3.2)      (9,304,776)
                                                                         -----   --------------
                       NET ASSETS                                        100.0%  $  289,507,414
                                                                         =====   ==============

@    Non-income producing security
@@   Foreign issuer
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc) Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $265,364,711. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation                             $   45,366,371
                       Gross Unrealized Depreciation                                (11,918,892)
                                                                                 --------------
                       Net Unrealized Appreciation                               $   33,447,479
                                                                                 ==============

Information concerning open futures contracts at May 31, 2004 is shown below:

                   NO. OF      NOTIONAL     EXPIRATION   UNREALIZED
LONG CONTRACTS   CONTRACTS   MARKET VALUE      DATE         LOSS
--------------   ---------   ------------      ----         ----
Russell 2000
  Future            35       $  9,944,375    June-04     $  (42,164)
                             ============                ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                        as of May 31, 2004

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 96.3%

                       BIOTECHNOLOGY: 4.2%
       16,600   @,L    Corgentech, Inc.                                          $      296,642
       10,900   @,L    Invitrogen Corp.                                                 757,005
       24,300    @     Medimmune, Inc.                                                  584,901
       26,300    @     Nektar Therapeutics                                              565,187
       27,700   @,L    Protein Design Labs, Inc.                                        540,427
      178,200   @,L    ViroLogic, Inc.                                                  498,960
                                                                                 --------------
                                                                                      3,243,122
                                                                                 --------------
                       COMMERCIAL SERVICES: 1.0%
       31,400   @,@@   Accenture Ltd.                                                   772,754
                                                                                 --------------
                                                                                        772,754
                                                                                 --------------
                       COMPUTERS: 4.2%
       21,100    @     Dell, Inc.                                                       742,298
       67,850    @     EMC Corp.                                                        762,634
       33,500          Hewlett-Packard Co.                                              711,540
       37,500   @,L    Lexar Media, Inc.                                                354,750
       88,100   @,L    Maxtor Corp.                                                     605,247
                                                                                 --------------
                                                                                      3,176,469
                                                                                 --------------
                       ELECTRICAL COMPONENTS & EQUIPMENT: 1.0%
       96,300   @,L    General Cable Corp.                                              771,363
                                                                                 --------------
                                                                                        771,363
                                                                                 --------------
                       ELECTRONICS: 1.2%
       89,700    @     Sanmina-SCI Corp.                                                949,026
                                                                                 --------------
                                                                                        949,026
                                                                                 --------------
                       HEALTHCARE-PRODUCTS: 1.7%
       89,000    @     Caliper Life Sciences, Inc.                                      472,590
       14,500          Guidant Corp.                                                    787,930
                                                                                 --------------
                                                                                      1,260,520
                                                                                 --------------
                       HEALTHCARE-SERVICES: 0.6%
       14,500     @    Inveresk Research Group, Inc.                                    436,160
                                                                                 --------------
                                                                                        436,160
                                                                                 --------------
                       INTERNET: 9.1%
      101,300   @,L    aQuantive, Inc.                                                1,019,078
      111,700    @     Centillium Communications, Inc.                                  368,610
       46,200   @,L    Digitas, Inc.                                                    427,350
       13,800    @     eBay, Inc.                                                     1,225,440
       44,700    @     SonicWALL, Inc.                                                  355,812
       11,900   @,L    Symantec Corp.                                                   545,020
      103,900    @     TIBCO Software, Inc.                                             862,370
       46,400    @     Verisign, Inc.                                                   841,696
       43,640   @,L    Yahoo!, Inc.                                                   1,338,002
                                                                                 --------------
                                                                                      6,983,378
                                                                                 --------------
                       MEDIA: 1.9%
       82,900    @     Mediacom Communications Corp.                                    671,490
      105,000   @,L    Sirius Satellite Radio, Inc.                                     315,000
       61,600   @,L    UnitedGlobalCom, Inc.                                            453,992
                                                                                 --------------
                                                                                      1,440,482
                                                                                 --------------
                       PHARMACEUTICALS: 9.2%
       24,900   @,L    Amylin Pharmaceuticals, Inc.                                     551,784
       16,800   @,L    Andrx Corp.                                                      461,664
       33,700    @     Dendreon Corp.                                                   369,015
       17,400   @,L    Eyetech Pharmaceuticals, Inc.                                    771,168
       19,500    @     Flamel Technologies ADR                                          523,575
        8,800    @     Gilead Sciences, Inc.                                            576,048
       15,700    @     Ilex Oncology, Inc.                                              363,455
       12,400    @     Medco Health Solutions, Inc.                              $      434,372
        9,200    @     Neurocrine Biosciences, Inc.                                     527,068
       52,300    @     NitroMed, Inc.                                                   394,865
       32,100    @     Noven Pharmaceuticals, Inc.                                      615,678
       17,500    @     NPS Pharmaceuticals, Inc.                                        379,925
       39,500    @     Nuvelo, Inc.                                                     343,650
        7,900    @     Onyx Pharmaceuticals, Inc.                                       371,063
       13,900    L     Shire Pharmaceuticals PLC                                        383,640
                                                                                 --------------
                                                                                      7,066,970
                                                                                 --------------
                       SEMICONDUCTORS: 34.3%
      246,300   @,L    Agere Systems, Inc.                                              625,602
       49,450    @     Altera Corp.                                                   1,131,911
       23,150          Analog Devices, Inc.                                           1,137,823
       59,250    @     Applied Materials, Inc.                                        1,182,630
       20,700   @,L    ATMI, Inc.                                                       530,334
       55,400    @     August Technology Corp.                                          745,130
      309,100    L     Bookham Technology PLC                                           324,555
       40,200    @     Brooks Automation, Inc.                                          830,532
       40,400   @,L    Emulex Corp.                                                     754,672
       42,500    @     Fairchild Semiconductor Intl., Inc.                              838,100
       66,971          Intel Corp.                                                    1,912,021
       23,500    @     International Rectifier Corp.                                  1,040,345
       46,500          Intersil Corp.                                                   988,125
       27,300   @,L    Kla-Tencor Corp.                                               1,315,314
       32,300   @,L    Lam Research Corp.                                               811,699
       27,300          Linear Technology Corp.                                        1,082,718
       52,400    @     LTX Corp.                                                        558,060
       15,700          Maxim Integrated Products                                        798,031
       80,200   @,L    MEMC Electronic Materials, Inc.                                  736,236
       37,390   @,L    Micron Technology, Inc.                                          561,972
       35,800   @,L    MKS Instruments, Inc.                                            836,288
       65,200    @     National Semiconductor Corp.                                   1,412,883
      146,400    @     ON Semiconductor Corp.                                           847,656
       38,500   @,L    PMC - Sierra, Inc.                                               542,850
       14,800   @,L    Qlogic Corp.                                                     454,360
       81,900    @     Skyworks Solutions, Inc.                                         732,186
      108,344    L     Taiwan Semiconductor
                       Manufacturing Co. Ltd.                                         1,099,692
       42,650          Texas Instruments, Inc.                                        1,113,592
       14,200   @,L    Varian Semiconductor Equipment
                       Associates, Inc.                                                 522,134
       23,050          Xilinx, Inc.                                                     840,864
                                                                                 --------------
                                                                                     26,308,315
                                                                                 --------------
                       SOFTWARE: 19.0%
       16,800    L     Adobe Systems, Inc.                                              749,784
       45,000   @,L    Citrix Systems, Inc.                                             947,250
       42,300    L     Computer Associates Intl., Inc.                                1,144,638
      118,500    @     Compuware Corp.                                                  942,075
       57,800    @     Digi Intl., Inc.                                                 600,542
       16,400    @     Electronic Arts, Inc.                                            833,612
       14,300   @,L    Intuit, Inc.                                                     560,274
       91,900    @     Lawson Software, Inc.                                            658,923
       84,088          Microsoft Corp.                                                2,215,719
      168,500    @     OpenTV Corp.                                                     426,305
       87,992    @     Oracle Corp.                                                     996,069
       65,300    @     Packeteer, Inc.                                                  933,137
       42,500    @     Peoplesoft, Inc.                                                 759,900
       28,200          Sap AG                                                         1,139,280
       37,300   @,L    Seachange Intl., Inc.                                            556,889
       51,100   @,L    Siebel Systems, Inc.                                             551,880
       21,400    @     Veritas Software Corp.                                           569,240
                                                                                 --------------
                                                                                     14,585,517
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                    PORTFOLIO OF INVESTMENTS ING
ING GLOBAL SCIENCE AND TECHNOLOGY FUND            as of May 31, 2004 (continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       TELECOMMUNICATIONS: 8.9%
      247,800   @,L    ADC Telecommunications, Inc.                              $      629,412
       43,600    @     Avaya, Inc.                                                      690,188
      101,652    @     Cisco Systems, Inc.                                            2,251,592
       28,200   @,L    Juniper Networks, Inc.                                           589,662
        4,500          Mobile Telesystems                                               528,300
       18,500    @     Safenet, Inc.                                                    431,050
       50,700   @,L    Tekelec                                                          842,634
       28,892          Telekomunikasi Indonesia
                         Tbk PT                                                         466,606
       14,900          Turkcell Iletisim Hizmet AS                                      393,658
                                                                                 --------------
                                                                                      6,823,102
                                                                                 --------------
                       Total Common Stock
                         (Cost $72,350,240)                                          73,817,178
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 23.5%

                       SECURITIES LENDING COLLATERAL(cc): 23.5%
$  18,033,626          The Bank of New York Institutional
                         Cash Reserve Fund, 1.100%                               $   18,033,626
                                                                                 --------------
                       Total Short-Term Investments
                         (Cost $18,033,626)                                          18,033,626
                                                                                 --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $90,383,866)*                                   119.8%  $   91,850,804
                       OTHER ASSETS AND
                         LIABILITIES-NET                                 (19.8)     (15,170,559)
                                                                         -----   --------------
                       NET ASSETS                                        100.0%  $   76,680,245
                                                                         =====   ==============

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc) Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $91,513,180. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation                             $    6,787,858
                       Gross Unrealized Depreciation                                 (6,450,234)
                                                                                 --------------
                       Net Unrealized Appreciation                               $      337,624
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VALUE OPPORTUNITY FUND                                    as of May 31, 2004

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 97.0%

                       AEROSPACE/DEFENSE: 3.1%
       13,600          General Dynamics Corp.                                    $    1,300,568
                                                                                 --------------
                                                                                      1,300,568
                                                                                 --------------
                       AGRICULTURE: 3.4%
       30,275          Altria Group, Inc.                                             1,452,292
                                                                                 --------------
                                                                                      1,452,292
                                                                                 --------------
                       APPAREL: 1.6%
        9,800          Nike, Inc.                                                       697,270
                                                                                 --------------
                                                                                        697,270
                                                                                 --------------
                       BANKS: 6.4%
       16,650          Bank of America Corp.                                          1,384,115
       22,675          Wells Fargo & Co.                                              1,333,290
                                                                                 --------------
                                                                                      2,717,405
                                                                                 --------------
                       BUILDING MATERIALS: 1.5%
       22,425    L     Masco Corp.                                                      649,204
                                                                                 --------------
                                                                                        649,204
                                                                                 --------------
                       CHEMICALS: 3.9%
       26,900          Dow Chemical Co.                                               1,073,310
       15,900          Praxair, Inc.                                                    588,141
                                                                                 --------------
                                                                                      1,661,451
                                                                                 --------------
                       COMPUTERS: 2.4%
       47,400          Hewlett-Packard Co.                                            1,006,776
                                                                                 --------------
                                                                                      1,006,776
                                                                                 --------------
                       COSMETICS/PERSONAL CARE: 2.8%
       18,300          Kimberly-Clark Corp.                                           1,205,970
                                                                                 --------------
                                                                                      1,205,970
                                                                                 --------------
                       DIVERSIFIED FINANCIAL SERVICES: 13.0%
       20,425          Citigroup, Inc.                                                  948,333
       21,700          Fannie Mae                                                     1,469,089
       13,700          Freddie Mac                                                      799,943
       24,400          Merrill Lynch & Co., Inc.                                      1,385,920
       17,600          Morgan Stanley                                                   941,776
                                                                                 --------------
                                                                                      5,545,061
                                                                                 --------------
                       ELECTRICAL COMPONENTS & EQUIPMENT: 2.6%
       18,500          Emerson Electric Co.                                           1,104,450
                                                                                 --------------
                                                                                      1,104,450
                                                                                 --------------
                       ELECTRONICS: 3.0%
       46,800    @@    Koninklijke Philips Electronics NV                             1,279,980
                                                                                 --------------
                                                                                      1,279,980
                                                                                 --------------
                       FOOD: 4.4%
       19,300    @@    Nestle SA ADR                                                  1,253,946
        9,200    @@    Unilever NV                                                      606,924
                                                                                 --------------
                                                                                      1,860,870
                                                                                 --------------
                       FOREST PRODUCTS & PAPER: 2.1%
       20,800          International Paper Co.                                          872,144
                                                                                 --------------
                                                                                        872,144
                                                                                 --------------
                       HEALTHCARE-PRODUCTS: 2.5%
       17,700    L     Beckman Coulter, Inc.                                          1,070,850
                                                                                 --------------
                                                                                      1,070,850
                                                                                 --------------
                       HEALTHCARE-SERVICES: 2.5%
       12,500   @,L    Quest Diagnostics                                         $    1,076,875
                                                                                 --------------
                                                                                      1,076,875
                                                                                 --------------
                       INSURANCE: 5.6%
       18,050          American International Group                                   1,323,065
       29,800          Metlife, Inc.                                                  1,059,390
                                                                                 --------------
                                                                                      2,382,455
                                                                                 --------------
                       MEDIA: 2.3%
       11,300          Gannett Co., Inc.                                                992,140
                                                                                 --------------
                                                                                        992,140
                                                                                 --------------
                       MISCELLANEOUS MANUFACTURING: 3.8%
       47,300          Honeywell Intl., Inc.                                          1,594,010
                                                                                 --------------
                                                                                      1,594,010
                                                                                 --------------
                       OIL AND GAS: 13.0%
       26,600          Apache Corp.                                                   1,073,576
       31,600    @@    BP PLC ADR                                                     1,674,799
       16,350          ChevronTexaco Corp.                                            1,478,040
       29,575          Exxon Mobil Corp.                                              1,279,119
                                                                                 --------------
                                                                                      5,505,534
                                                                                 --------------
                       OIL AND GAS SERVICES: 2.0%
       29,700          Halliburton Co.                                                  862,488
                                                                                 --------------
                                                                                        862,488
                                                                                 --------------
                       PHARMACEUTICALS: 4.0%
       34,900          Bristol-Myers Squibb Co.                                         881,923
       16,825          Merck & Co., Inc.                                                795,823
                                                                                 --------------
                                                                                      1,677,746
                                                                                 --------------
                       RETAIL: 2.2%
       35,600          McDonald's Corp.                                                 939,840
                                                                                 --------------
                                                                                        939,840
                                                                                 --------------
                       SAVINGS AND LOANS: 5.3%
       36,800          Sovereign Bancorp, Inc.                                          800,400
       33,425    L     Washington Mutual, Inc.                                        1,460,004
                                                                                 --------------
                                                                                      2,260,404
                                                                                 --------------
                       TELECOMMUNICATIONS: 3.6%
       30,600          SBC Communications, Inc.                                         725,220
       22,700          Verizon Communications, Inc.                                     784,966
                                                                                 --------------
                                                                                      1,510,186
                                                                                 --------------
                       Total Common Stock
                         (Cost $39,882,157)                                          41,225,969
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VALUE OPPORTUNITY FUND                        as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.6%

                       REPURCHASE AGREEMENT: 3.0%
$   1,297,000          Morgan Stanley Repurchase Agreement dated
                         05/28/04, 1.010%, due 06/01/04, $1,297,146
                         to be received upon repurchase
                         (Collateralized by $1,375,000 Federal Home
                         Loan Bank, 4.500%, Market Value plus accrued
                         interest $1,314,418, due 09/16/13)                      $    1,297,000
                                                                                 --------------
                       Total Repurchase Agreement
                         (Cost $1,297,000)                                            1,297,000
                                                                                 --------------
                       SECURITIES LENDING COLLATERAL(cc): 6.6%
    2,792,650          The Bank of New York Institutional
                         Cash Reserve Fund, 1.100%                                    2,792,650
                                                                                 --------------
                       Total Securities Lending Collateral
                         (Cost $2,792,650)                                            2,792,650
                                                                                 --------------
                       Total Short-Term Investments
                         (Cost $4,089,650)                                            4,089,650
                                                                                 --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $43,971,807)*                                   106.6%  $   45,315,619
                       OTHER ASSETS AND
                         LIABILITIES-NET                                  (6.6)      (2,806,546)
                                                                         -----   --------------
                       NET ASSETS                                        100.0%  $   42,509,073
                                                                         =====   ==============

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc) Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $44,116,676. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation                             $    2,165,459
                       Gross Unrealized Depreciation                                   (966,516)
                                                                                 --------------
                       Net Unrealized Appreciation                               $    1,198,943
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                             as of May 31, 2004

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 58.6%

                       AEROSPACE/DEFENSE: 1.1%
       13,000          Boeing Co.                                                $      595,399
        4,450          General Dynamics Corp.                                           425,554
        3,100          Goodrich Corp.                                                    86,893
        3,150          United Technologies Corp.                                        266,522
                                                                                 --------------
                                                                                      1,374,368
                                                                                 --------------
                       AGRICULTURE: 0.6%
       12,500          Altria Group, Inc.                                               599,625
        5,650    L     Bunge Ltd.                                                       209,841
                                                                                 --------------
                                                                                        809,466
                                                                                 --------------
                       AIRLINES: 0.1%
       11,450    @     Expressjet Holdings, Inc.                                        136,484
                                                                                 --------------
                                                                                        136,484
                                                                                 --------------
                       APPAREL: 0.6%
        5,300          Nike, Inc.                                                       377,095
        7,475    @     Reebok Intl. Ltd.                                                270,969
        3,000          VF Corp.                                                         140,940
                                                                                 --------------
                                                                                        789,004
                                                                                 --------------
                       AUTO MANUFACTURERS: 0.5%
       30,950    L     Ford Motor Co.                                                   459,608
        3,400          Paccar, Inc.                                                     189,720
                                                                                 --------------
                                                                                        649,328
                                                                                 --------------
                       AUTO PARTS & EQUIPMENT: 0.2%
        8,350          Cooper Tire & Rubber Co.                                         176,102
        3,950    @     Dura Automotive Systems, Inc.                                     37,367
                                                                                 --------------
                                                                                        213,469
                                                                                 --------------
                       BANKS: 3.3%
       11,650          Bank of America Corp.                                            968,464
       15,250          Bank One Corp.                                                   738,862
        9,950          Hibernia Corp.                                                   238,800
       10,750          Keycorp                                                          337,658
       12,250          National City Corp.                                              434,753
        4,125          W Holding Co., Inc.                                               70,331
       16,200          Wachovia Corp.                                                   764,801
        9,800          Wells Fargo & Co.                                                576,240
                                                                                 --------------
                                                                                      4,129,909
                                                                                 --------------
                       BEVERAGES: 1.4%
       24,900          Coca-Cola Co.                                                  1,278,615
       10,100          PepsiCo, Inc.                                                    539,037
                                                                                 --------------
                                                                                      1,817,652
                                                                                 --------------
                       BIOTECHNOLOGY: 0.7%
        7,400    @     Amgen, Inc.                                                      404,780
       15,475    @     Applera Corp - Celera
                         Genomics Group                                                 173,784
       13,175   @,L    Intermune, Inc.                                                  187,217
        2,625   @,L    Invitrogen Corp.                                                 182,306
                                                                                 --------------
                                                                                        948,087
                                                                                 --------------
                       BUILDING MATERIALS: 0.4%
       12,000    L     Masco Corp.                                                      347,400
       10,100    @     USG Corp.                                                        141,905
                                                                                 --------------
                                                                                        489,305
                                                                                 --------------
                       CHEMICALS: 1.1%
       14,950          Dow Chemical Co.                                          $      596,505
        6,800          Georgia Gulf Corp.                                               229,976
       12,275   @,L    Hercules, Inc.                                                   129,870
        4,950          PPG Industries, Inc.                                             296,010
        3,550          Sherwin-Williams Co.                                             139,515
                                                                                 --------------
                                                                                      1,391,876
                                                                                 --------------
                       COMMERCIAL SERVICES: 1.0%
       20,200    @     Cendant Corp.                                                    463,387
        2,725    @     Corporate Executive Board Co.                                    148,949
        3,600          Equifax, Inc.                                                     88,236
        9,500          Paychex, Inc.                                                    356,345
        7,625    @     Rent-A-Center, Inc.                                              225,319
                                                                                 --------------
                                                                                      1,282,236
                                                                                 --------------
                       COMPUTERS: 1.6%
       14,500    @     Dell, Inc.                                                       510,110
       17,300          Hewlett-Packard Co.                                              367,452
        9,800          International Business
                         Machines Corp.                                                 868,182
        9,900   @,L    Network Appliance, Inc.                                          196,020
        5,300   @,L    PalmOne, Inc.                                                    112,519
                                                                                 --------------
                                                                                      2,054,283
                                                                                 --------------
                       COSMETICS/PERSONAL CARE: 1.7%
        2,650          Alberto-Culver Co.                                               124,603
       15,050          Gillette Co.                                                     648,505
        8,450          Kimberly-Clark Corp.                                             556,855
        7,350          Procter & Gamble Co.                                             792,477
                                                                                 --------------
                                                                                      2,122,440
                                                                                 --------------
                       DISTRIBUTION/WHOLESALE: 0.1%
        2,850          WW Grainger, Inc.                                                155,183
                                                                                 --------------
                                                                                        155,183
                                                                                 --------------
                       DIVERSIFIED FINANCIAL SERVICES: 5.0%
        6,250   @,L    Affiliated Managers Group                                        304,688
        7,600    L     American Express Co.                                             385,320
        5,350          Capital One Financial Corp.                                      374,821
       29,300          Citigroup, Inc.                                                1,360,398
        6,349          Countrywide Financial Corp.                                      409,511
        3,700    L     Doral Financial Corp.                                            119,917
        9,550    @     E*TRADE Group, Inc.                                              108,966
        5,650          Fannie Mae                                                       382,505
        7,200          Goldman Sachs Group, Inc.                                        676,152
       24,500    L     JP Morgan Chase & Co.                                            902,579
       13,450          Merrill Lynch & Co., Inc.                                        763,959
        6,350          Morgan Stanley                                                   339,789
       26,025   @,L    Providian Financial Corp.                                        353,940
                                                                                 --------------
                                                                                      6,482,545
                                                                                 --------------
                       ELECTRIC: 1.0%
       16,350    @     AES Corp.                                                        152,709
        9,100          Centerpoint Energy, Inc.                                          98,644
        5,650    L     Duke Energy Corp.                                                112,661
        9,150    L     Edison Intl.                                                     220,881
        3,800          Exelon Corp.                                                     126,540
        5,050          Great Plains Energy, Inc.                                        152,965
        4,600    L     Southern Co.                                                     133,032
        9,050          TXU Corp.                                                        338,198
                                                                                 --------------
                                                                                      1,335,630
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                 as of May 31, 2004 (continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
        8,450   @,L    Artesyn Technologies, Inc.                                $       77,233
                                                                                 --------------
                                                                                         77,233
                                                                                 --------------
                       ELECTRONICS: 0.8%
       11,875   @,L    Arrow Electronics, Inc.                                          323,356
        7,400    @     Benchmark Electronics, Inc.                                      215,562
        8,000   @,L    Itron, Inc.                                                      165,120
        3,200          Parker Hannifin Corp.                                            177,792
       15,650   @,L    Sanmina-SCI Corp.                                                165,577
          100    @     Thermo Electron Corp.                                              3,078
                                                                                 --------------
                                                                                      1,050,485
                                                                                 --------------
                       ENGINEERING & CONSTRUCTION: 0.3%
        3,175          Granite Construction, Inc.                                        60,008
       23,900   @,L    Shaw Group, Inc.                                                 282,019
                                                                                 --------------
                                                                                        342,027
                                                                                 --------------
                       ENTERTAINMENT: 0.1%
        3,300    L     GTECH Holdings Corp.                                             185,691
                                                                                 --------------
                                                                                        185,691
                                                                                 --------------
                       FOOD: 0.1%
        4,300          Supervalu, Inc.                                                  133,386
                                                                                 --------------
                                                                                        133,386
                                                                                 --------------
                       FOREST PRODUCTS & PAPER: 0.6%
        2,750          International Paper Co.                                          115,308
       11,100          Louisiana-Pacific Corp.                                          256,410
        5,600          Weyerhaeuser Co.                                                 338,688
                                                                                 --------------
                                                                                        710,406
                                                                                 --------------
                       GAS: 0.3%
        5,875    L     Oneok, Inc.                                                      125,549
        6,500          Sempra Energy                                                    216,905
                                                                                 --------------
                                                                                        342,454
                                                                                 --------------
                       HAND/MACHINE TOOLS: 0.2%
        1,900          Black & Decker Corp.                                             113,867
        2,000          Stanley Works                                                     87,100
                                                                                 --------------
                                                                                        200,967
                                                                                 --------------
                       HEALTHCARE-PRODUCTS: 1.4%
        6,925          Bausch & Lomb, Inc.                                              422,564
       17,100          Johnson & Johnson                                                952,641
        7,250          Medtronic, Inc.                                                  347,275
                                                                                 --------------
                                                                                      1,722,480
                                                                                 --------------
                       HEALTHCARE-SERVICES: 2.2%
        4,050          Aetna, Inc.                                                      328,860
        6,125    @     Amerigroup Corp.                                                 258,291
        3,900   @,L    Anthem, Inc.                                                     345,267
        8,150    @     Humana, Inc.                                                     139,121
        4,425          Oxford Health Plans                                              251,207
        9,250   @,L    Pacificare Health Systems                                        341,603
       10,900    L     UnitedHealth Group, Inc.                                         711,225
        3,500    @     WellPoint Health Networks                                        390,390
                                                                                 --------------
                                                                                      2,765,964
                                                                                 --------------
                       HOME FURNISHINGS: 0.2%
        2,625          Harman Intl. Industries, Inc.                                    210,368
                                                                                 --------------
                                                                                        210,368
                                                                                 --------------
                       HOUSEHOLD PRODUCTS/WARES: 0.1%
        2,375          Blyth, Inc.                                               $       77,544
                                                                                 --------------
                                                                                         77,544
                                                                                 --------------
                       INSURANCE: 2.3%
        7,550    @@    ACE Ltd.                                                         310,909
       15,100          American Intl. Group                                           1,106,829
        3,950          Cigna Corp.                                                      267,810
        4,757          Fidelity National Financial, Inc.                                178,816
        8,425          First American Corp.                                             218,713
        5,400          Landamerica Financial Group, Inc.                                215,406
        5,250          Lincoln National Corp.                                           249,323
        4,700          Progressive Corp.                                                403,119
                                                                                 --------------
                                                                                      2,950,925
                                                                                 --------------
                       INTERNET: 0.8%
       15,850    @     Autobytel, Inc.                                                  165,633
        3,350   @,L    eBay, Inc.                                                       297,480
       12,525   @,L    GoRemote Internet
                         Communications, Inc.                                            25,050
        8,025    @     Priceline.com Inc                                                210,255
        7,550   @,L    Symantec Corp.                                                   345,790
                                                                                 --------------
                                                                                      1,044,208
                                                                                 --------------
                       LEISURE TIME: 0.2%
        2,400          Brunswick Corp.                                                   97,200
        3,450          Carnival Corp.                                                   147,005
                                                                                 --------------
                                                                                        244,205
                                                                                 --------------
                       MACHINERY-CONSTRUCTION & MINING: 0.1%
        4,200    @     Terex Corp.                                                      123,858
                                                                                 --------------
                                                                                        123,858
                                                                                 --------------
                       MACHINERY-DIVERSIFIED: 0.6%
        3,900          Briggs & Stratton                                                295,932
        5,750          Deere & Co.                                                      377,775
        1,800          Tecumseh Products Co.                                             66,816
                                                                                 --------------
                                                                                        740,523
                                                                                 --------------
                       MEDIA: 1.3%
        4,400          McGraw-Hill Cos., Inc.                                           342,848
       67,925   @,L    Sirius Satellite Radio, Inc.                                     203,775
       23,150   @,L    Time Warner, Inc.                                                394,475
       14,775   @,L    UnitedGlobalCom, Inc.                                            108,892
        8,850          Viacom, Inc. - Class B                                           326,477
       10,300          Walt Disney Co.                                                  241,741
                                                                                 --------------
                                                                                      1,618,208
                                                                                 --------------
                       METAL FABRICATE/HARDWARE: 0.3%
        4,750          Quanex Corp.                                                     211,613
        7,425          Worthington Industries                                           142,115
                                                                                 --------------
                                                                                        353,728
                                                                                 --------------
                       MINING: 0.3%
        5,150          Alcoa, Inc.                                                      161,195
        2,650   @,L    Phelps Dodge Corp.                                               179,935
                                                                                 --------------
                                                                                        341,130
                                                                                 --------------
                       MISCELLANEOUS MANUFACTURING: 2.6%
        9,900          3M Co.                                                           837,144
       58,350          General Electric Co.                                           1,815,852
        4,950          Honeywell Intl., Inc.                                            166,815

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                 as of May 31, 2004 (continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       MISCELLANEOUS MANUFACTURING (CONTINUED)
        1,800    L     Illinois Tool Works, Inc.                                 $      161,784
       11,300   @@,L   Tyco Intl. Ltd.                                                  347,927
                                                                                 --------------
                                                                                      3,329,522
                                                                                 --------------
                       OFFICE/BUSINESS EQUIPMENT: 0.1%
        7,375          IKON Office Solutions, Inc.                                       81,273
                                                                                 --------------
                                                                                         81,273
                                                                                 --------------
                       OIL AND GAS: 4.2%
        5,000          Burlington Resources, Inc.                                       334,700
       11,350          ChevronTexaco Corp.                                            1,026,040
        3,700          ConocoPhillips                                                   271,321
        5,500          Devon Energy Corp.                                               326,480
       35,900          Exxon Mobil Corp.                                              1,552,674
        7,400    @     Giant Industries, Inc.                                           138,528
        3,850    @     Houston Exploration Co.                                          181,951
        8,750          Marathon Oil Corp.                                               291,725
        8,300          Occidental Petroleum Corp.                                       366,860
        5,100          Pogo Producing Co.                                               231,948
        1,900          Sunoco, Inc.                                                     116,907
        9,525    @     Tesoro Petroleum Corp.                                           226,886
        3,400          Valero Energy Corp.                                              224,774
                                                                                 --------------
                                                                                      5,290,794
                                                                                 --------------
                       PACKAGING AND CONTAINERS: 0.1%
        7,525   @,L    Owens-Illinois, Inc.                                             111,596
                                                                                 --------------
                                                                                        111,596
                                                                                 --------------
                       PHARMACEUTICALS: 2.7%
        8,950          Abbott Laboratories                                              368,830
       10,900    @     Caremark Rx, Inc.                                                340,080
        6,500          Eli Lilly & Co.                                                  478,855
        7,000    @     King Pharmaceuticals, Inc.                                        93,520
       12,600          Merck & Co., Inc.                                                595,980
       43,350          Pfizer, Inc.                                                   1,531,989
                                                                                 --------------
                                                                                      3,409,254
                                                                                 --------------
                       PIPELINES: 0.1%
        3,975    L     National Fuel Gas Co.                                             99,971
                                                                                 --------------
                                                                                         99,971
                                                                                 --------------
                       REAL ESTATE: 0.4%
        5,150          Chelsea Property Group, Inc.                                     283,147
        3,700          LNR Property Corp.                                               185,925
                                                                                 --------------
                                                                                        469,072
                                                                                 --------------
                       RETAIL: 5.1%
        6,750    L     Best Buy Co., Inc.                                               356,130
        4,700          Federated Department Stores                                      224,237
       17,100    L     Gap, Inc.                                                        412,965
       24,700          Home Depot, Inc.                                                 887,223
        7,100          JC Penney Co., Inc.                                              254,038
       11,850          Limited Brands                                                   228,705
        4,300          Lowe's Cos., Inc.                                                230,351
        7,800          May Department Stores Co.                                        223,548
        6,600          McDonald's Corp.                                                 174,240
        3,650          Nordstrom, Inc.                                                  148,008
        8,000    @     Office Depot, Inc.                                               130,720
        4,000          RadioShack Corp.                                                 121,560
        6,150          Sears Roebuck And Co.                                            233,700
       11,950          Staples, Inc.                                                    329,581
        8,500   @,L    Starbucks Corp.                                                  345,440
        4,600          Target Corp.                                                     205,620
       15,900   @,L    Toys R US, Inc.                                           $      249,948
       24,550          Wal-Mart Stores, Inc.                                          1,368,171
        7,600    @     Yum! Brands, Inc.                                                285,000
                                                                                 --------------
                                                                                      6,409,185
                                                                                 --------------
                       SAVINGS AND LOANS: 0.2%
        1,700    @     FirstFed Financial Corp.                                          70,193
       11,550    L     Flagstar Bancorp, Inc.                                           249,018
                                                                                 --------------
                                                                                        319,211
                                                                                 --------------
                       SEMICONDUCTORS: 2.1%
        2,575   @,L    Advanced Micro Devices, Inc.                                      40,041
       27,650    @     Applied Materials, Inc.                                          551,894
       48,625    @     Applied Micro Circuits Corp.                                     262,089
       28,700   @,L    Cirrus Logic, Inc.                                               213,241
       37,350          Intel Corp.                                                    1,066,343
       25,400    @     LSI Logic Corp.                                                  208,280
       10,600          Texas Instruments, Inc.                                          276,766
                                                                                 --------------
                                                                                      2,618,654
                                                                                 --------------
                       SOFTWARE: 4.1%
       21,150    @     Activision, Inc.                                                 334,593
        3,850          Autodesk, Inc.                                                   138,061
        2,450    @     Avid Technology, Inc.                                            127,449
       18,075    @     BMC Software, Inc.                                               318,843
        5,350   @,L    Citrix Systems, Inc.                                             112,618
       14,000    L     Computer Associates Intl., Inc.                                  378,839
       11,450    @     Compuware Corp.                                                   91,028
        1,900    @     D&B Corp.                                                        105,127
        5,100    L     First Data Corp.                                                 220,779
        6,550    L     IMS Health, Inc.                                                 162,964
       89,800          Microsoft Corp.                                                2,366,229
       30,400    @     Oracle Corp.                                                     344,128
       14,600    @     Siebel Systems, Inc.                                             157,680
       11,800    @     Veritas Software Corp.                                           313,880
                                                                                 --------------
                                                                                      5,172,218
                                                                                 --------------
                       TELECOMMUNICATIONS: 3.5%
       15,075    @     Adaptec, Inc.                                                    123,464
       13,450          Alltel Corp.                                                     680,974
        4,900          CenturyTel, Inc.                                                 146,461
       39,800    @     Cisco Systems, Inc.                                              881,569
       34,550          Motorola, Inc.                                                   683,053
        4,650          Qualcomm, Inc.                                                   311,876
        5,950    @     Safenet, Inc.                                                    138,635
        4,900          Scientific-Atlanta, Inc.                                         168,658
       14,900    @     Sycamore Networks, Inc.                                           65,709
       20,275   @,L    Tellabs, Inc.                                                    160,984
       29,000          Verizon Communications, Inc.                                   1,002,819
       23,675   @,L    Zhone Technologies, Inc.                                          77,654
                                                                                 --------------
                                                                                      4,441,856
                                                                                 --------------
                       TOYS/GAMES/HOBBIES: 0.1%
        4,100          Hasbro, Inc.                                                      80,606
                                                                                 --------------
                                                                                         80,606
                                                                                 --------------
                       TRANSPORTATION: 0.6%
        3,750          CH Robinson Worldwide, Inc.                                      155,925
        6,450          United Parcel Service, Inc.                                      462,594
        4,675   @,L    Yellow Roadway Corp.                                             166,944
                                                                                 --------------
                                                                                        785,463
                                                                                 --------------
                       Total Common Stock
                         (Cost $62,445,443)                                          74,035,730
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                 as of May 31, 2004 (continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.2%

                       BANKS: 0.2%
           24   #,XX   DG Funding Trust                                          $      256,800
                                                                                 --------------
                       Total Preferred Stock
                         (Cost $260,997)                                                256,800
                                                                                 --------------
WARRANTS: 0.0%

                       DISTRIBUTION/WHOLESALE: 0.0%
          193    @     Timco Aviation Services                                               --
                                                                                 --------------
                       Total Warrants (Cost $0)                                              --
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE BONDS: 9.9%

                       AEROSPACE/DEFENSE: 0.2%
$     412,500          Raytheon Co., 3.500%,
                         due 05/15/06                                                   219,528
                                                                                 --------------
                                                                                        219,528
                                                                                 --------------
                       AIRLINES: 0.2%
      173,000          American Airlines, Inc., 7.324%,
                         due 10/15/09                                                   147,209
      121,716          United AirLines, Inc., 7.186%,
                         due 04/01/11                                                   106,916
                                                                                 --------------
                                                                                        254,125
                                                                                 --------------
                       AUTO MANUFACTURERS: 0.0%
       36,000    L     Ford Motor Co., 6.625%,
                         due 10/01/28                                                    31,432
                                                                                 --------------
                                                                                         31,432
                                                                                 --------------
                       BANKS: 2.4%
       50,000          Australia & New Zealand
                       Banking Group Ltd., 1.494%,
                         due 10/29/49                                                    42,070
       83,000   #,@@   Banco Bradesco SA, 8.750%,
                         due 10/24/13                                                    79,680
      194,000          Banco Santander Chile SA,
                         7.375%, due 07/18/12                                           213,227
       50,000          Bank of Ireland, 1.360%,
                         due 12/29/49                                                    41,732
       20,000    #     Bank of New York Institutional
                         Capital Trust A, 7.780%,
                         due 12/01/26                                                    21,346
       29,000    #     BankAmerica Institutional
                         Capital B, 7.700%, due 12/31/26                                 30,965
       28,000          Barnett Capital I, 8.060%,
                         due 12/01/26                                                    30,259
       35,000          Barnett Capital II, 7.950%,
                         due 12/01/26                                                    37,727
       30,000          BNY Capital I, 7.970%,
                         due 12/31/26                                                    32,475
      237,000    #     Dresdner Funding Trust I, 8.151%,
                         due 06/30/31                                                   261,110
       11,000          FBS Capital I, 8.090%,
                         due 11/15/26                                                    12,117
       39,000          First Union Capital I, 7.935%,
                         due 01/15/27                                                    42,528
       55,000          First Union Institutional Capital II,
                         7.850%, due 01/01/27                                            58,936
       30,000          Fleet Capital Trust II, 7.920%,
                         due 12/11/26                                                    31,961
      182,000   #,@@   HBOS PLC, 5.375%, due 11/29/49                                   175,811
$      30,000    @@    Hongkong & Shanghai
                         Banking Corp. Ltd., 1.313%,
                         due 07/29/49                                            $       25,194
      170,000    @@    HSBC Bank PLC, 1.350%,
                         due 06/29/49                                                   142,099
       90,000          HSBC Bank PLC, 1.500%,
                         due 06/29/49                                                    76,725
      120,000          Lloyds TSB Bank PLC, 1.270%,
                         due 08/29/49                                                   102,116
      110,000          Lloyds TSB Bank PLC, 1.500%,
                         due 06/29/49                                                    95,112
      129,000          M&T Bank Corp., 3.850%,
                         due 04/01/13                                                   126,631
      150,000          Mellon Capital I, 7.720%,
                         due 12/01/26                                                   162,092
       50,000          National Westminster Bank PLC,
                         1.375%, due 08/29/49                                            42,641
      130,000    @@    National Westminster Bank PLC,
                         1.438%, due 11/29/49                                           109,949
       90,000          NB Capital Trust IV, 8.250%,
                         due 04/15/27                                                    99,717
       67,000    #     Northern Rock PLC, 5.600%,
                         due 04/30/49                                                    65,020
      108,000   #,L    Rabobank Capital Funding II,
                         5.260%, due 12/29/49                                           104,380
       60,000          Royal Bank of Canada, 1.313%,
                         due 06/29/85                                                    50,826
       20,000          Royal Bank of Scotland Group
                         PLC, 1.375%, due 12/29/49                                       17,077
       40,000    @@    Societe Generale, 1.663%,
                         due 11/29/49                                                    32,999
       30,000    @@    Standard Chartered PLC, 1.188%,
                         due 07/29/49                                                    23,606
      100,000    @@    Standard Chartered PLC, 1.315%,
                         due 01/29/49                                                    78,671
      170,000    @@    Standard Chartered PLC, 1.400%,
                         due 12/29/49                                                   134,300
      200,000    @@    Standard Chartered PLC, 1.800%,
                         due 11/29/49                                                   157,189
       96,000          Wells Fargo & Co., 3.120%,
                         due 08/15/08                                                    92,161
       15,000    #     Wells Fargo Capital A, 7.730%,
                         due 12/01/26                                                    16,101
       60,000          Westpac Banking Corp., 1.338%,
                         due 09/29/49                                                    49,995
      190,000    #     Westpac Capital Trust IV, 5.256%,
                         due 12/29/49                                                   175,332
                                                                                 --------------
                                                                                      3,091,877
                                                                                 --------------
                       BEVERAGES: 0.2%
      126,000   #,@@   Cia Brasileira de Bebidas, 8.750%,
                         due 09/15/13                                                   131,040
       17,000          Cia Brasileira de Bebidas,
                         10.500%, due 12/15/11                                           19,210
      145,000    #     Miller Brewing Co., 4.250%,
                         due 08/15/08                                                   144,358
                                                                                 --------------
                                                                                        294,608
                                                                                 --------------
                       CHEMICALS: 0.1%
       34,000    L     Dow Chemical Co., 5.750%,
                         due 11/15/09                                                    35,468
       32,000    #     Sociedad Quimica y Minera de
                         Chile SA, 7.700%, due 09/15/06                                  34,651
                                                                                 --------------
                                                                                         70,119
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                 as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       DISTRIBUTION/WHOLESALE: 0.0%
$         200    X     Timco Aviation Services, 8.000%,
                         due 01/02/07                                            $           --
                                                                                 --------------
                                                                                             --
                                                                                 --------------
                       DIVERSIFIED FINANCIAL SERVICES: 1.6%
       74,000    #     Arcel Finance Ltd., 6.361%,
                         due 05/01/12                                                    73,590
       44,000    #     Arcel Finance Ltd., 7.048%,
                         due 09/01/11                                                    45,100
      123,000          Boeing Capital Corp., 7.375%,
                         due 09/27/10                                                   138,280
      183,000   #,@@   Brazilian Merchant Voucher
                         Receivables Ltd., 5.911%,
                         due 06/15/11                                                   178,425
       70,000          CitiCorp Capital I, 7.933%,
                         due 02/15/27                                                    75,085
       19,000          Citigroup Capital II, 7.750%,
                         due 12/01/36                                                    20,399
       20,000    #     Corestates Capital Trust I,
                         8.000%, due 12/15/26                                            21,763
       32,000    #     Farmers Exchange Capital,
                         7.050%, due 07/15/28                                            30,318
      110,000    #     Farmers Exchange Capital,
                         7.200%, due 07/15/48                                           102,520
       50,000          Financiere CSFB NV, 1.250%,
                         due 03/29/49                                                    39,469
       75,000          Ford Motor Credit Co., 7.000%,
                         due 10/01/13                                                    75,402
       74,000    L     General Motors Acceptance
                         Corp, 6.875%, due 08/28/12                                      74,960
      100,000          General Motors Acceptance
                         Corp., 7.750%, due 01/19/10                                    108,176
       51,000          General Motors Acceptance
                         Corp., 8.000%, due 11/01/31                                     51,706
          956    #     Hollinger Participation Trust,
                         12.125%, due 11/15/10                                            1,114
       21,000          JPM Capital Trust I, 7.540%,
                         due 01/15/27                                                    22,219
      209,000    #     Mangrove Bay Pass-Through Trust,
                         6.102%, due 07/15/33                                           205,985
      110,000    #     Mizuho JGB Investment LLC,
                         9.870%, due 12/29/49                                           124,945
       38,000    #     Mizuho Preferred Capital Co LLC,
                         8.790%, due 12/29/49                                            41,792
      103,000   #,@@   PF Export Receivables Master
                         Trust, 3.748%, due 06/01/13                                     98,284
      143,164   #,@@   PF Export Receivables Master
                         Trust, 6.436%, due 06/01/15                                    141,320
      299,000    #     Tokai Preferred Capital Co. LLC,
                         9.980%, due 12/29/49                                           339,991
       45,000    #     Wachovia Capital Trust V,
                         7.965%, due 06/01/27                                            49,255
                                                                                 --------------
                                                                                      2,060,098
                                                                                 --------------
                       ELECTRIC: 1.5%
       90,000   #,L    AES Gener SA, 7.500%,
                         due 03/25/14                                                    80,775
       84,945    #     Allegheny Energy Supply
                         Statutory Trust 2001, 10.250%,
                         due 11/15/07                                                    92,165
        8,899    #     Allegheny Energy Supply
                         Statutory Trust 2001, 13.000%,
                         due 11/15/07                                                     9,121
$      55,000          Consumers Energy Co., 4.250%,
                         due 04/15/08                                            $       54,563
       90,000          Consumers Energy Co., 4.800%,
                         due 02/17/09                                                    90,200
       75,000   @@,L   Empresa Nacional de
                         Electricidad SA/Chile,
                         7.750%, due 07/15/08                                            78,441
      238,000    @@    Empresa Nacional de
                         Electricidad SA/Chile,
                         8.350%, due 08/01/13                                           246,809
      295,000          TXU Gas Capital I, 2.460%,
                         due 07/01/28                                                   275,376
      136,000          Enterprise Capital Trust II,
                         2.330%, due 06/30/28                                           128,415
      188,000          Ohio Power Co., 6.375%,
                         due 07/15/33                                                   183,578
      337,000    #     PG&E Corp., 6.875%,
                         due 07/15/08                                                   355,536
       25,319   #,L    Power Contract Financing LLC,
                         5.200%, due 02/01/06                                            25,617
      189,000   #,L    Power Contract Financing LLC,
                         6.256%, due 02/01/10                                           193,954
       29,697          PPL Montana LLC, 8.903%,
                         due 07/02/20                                                    32,388
       49,000    #     Tenaska Virginia Partners LP,
                         6.119%, due 03/30/24                                            48,080
                                                                                 --------------
                                                                                      1,895,018
                                                                                 --------------
                       FOOD: 0.4%
       65,000          Kroger Co., 7.250%,
                         due 06/01/09                                                    72,372
      117,000    L     Safeway, Inc., 4.800%,
                         due 07/16/07                                                   119,525
       78,000          Supervalu Inc., 7.875%,
                         due 08/01/09                                                    88,377
      155,000          Tyson Foods, Inc., 7.250%,
                         due 10/01/06                                                   166,674
                                                                                 --------------
                                                                                        446,948
                                                                                 --------------
                       GAS: 0.1%
      144,000          Williams Gas Pipelines Central,
                         Inc., 7.375%, due 11/15/06                                     155,700
                                                                                 --------------
                                                                                        155,700
                                                                                 --------------
                       HOME BUILDERS: 0.0%
        5,000          Technical Olympic USA, Inc.,
                         9.000%, due 07/01/10                                             5,213
                                                                                 --------------
                                                                                          5,213
                                                                                 --------------
                       INSURANCE: 0.3%
      133,000    #     Farmers Insurance Exchange,
                         8.625%, due 05/01/24                                           147,254
       99,000    #     Monumental Global Funding II,
                         3.850%, due 03/03/08                                            99,068
      120,000    #     Zurich Capital Trust I, 8.376%,
                         due 06/01/37                                                   132,415
                                                                                 --------------
                                                                                        378,737
                                                                                 --------------
                       LODGING: 0.1%
       56,000          Caesars Entertainment, Inc.,
                         9.375%, due 02/15/07                                            61,040
                                                                                 --------------
                                                                                         61,040
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                 as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       MEDIA: 0.0%
$      50,000    L     Time Warner, Inc., 6.875%,
                         due 05/01/12                                            $       54,126
                                                                                 --------------
                                                                                         54,126
                                                                                 --------------
                       MINING: 0.2%
       51,000    #     Corp Nacional del Cobre de
                         Chile - CODELCO, 6.375%,
                         due 11/30/12                                                    53,624
       18,000    L     Vale Overseas Ltd., 8.250%,
                         due 01/17/34                                                    15,525
      144,000          Vale Overseas Ltd., 8.625%,
                         due 03/08/07                                                   153,360
                                                                                 --------------
                                                                                        222,509
                                                                                 --------------
                       MISCELLANEOUS MANUFACTURING: 0.1%
       84,000    #     Bombardier, Inc., 7.450%,
                         due 05/01/34                                                    73,223
                                                                                 --------------
                                                                                         73,223
                                                                                 --------------
                       MULTI-NATIONAL: 0.2%
      156,000    @@    Corp. Andina de Fomento CAF,
                         5.200%, due 05/21/13                                           149,056
      139,000    @@    Corp. Andina de Fomento CAF,
                         6.875%, due 03/15/12                                           150,629
                                                                                 --------------
                                                                                        299,685
                                                                                 --------------
                       OIL AND GAS: 0.7%
       87,000          Amerada Hess Corp., 6.650%,
                         due 08/15/11                                                    92,030
      123,000          Amerada Hess Corp., 7.875%,
                         due 10/01/29                                                   132,363
      117,000    #     Empresa Nacional de
                         Petroleo ENAP, 4.875%,
                         due 03/15/14                                                   108,377
        5,000          Energy Partners Ltd., 8.750%,
                         due 08/01/10                                                     5,150
      269,000    @@    Husky Oil Co., 8.900%,
                         due 08/15/28                                                   305,570
       55,000          Pemex Project Funding Master
                         Trust, 7.375%, due 12/15/14                                     56,856
       52,000          Petroleos Mexicanos, 9.250%,
                         due 03/30/18                                                    58,630
       76,000          Valero Energy Corp., 8.750%,
                         due 06/15/30                                                    94,681
                                                                                 --------------
                                                                                        853,657
                                                                                 --------------
                       PACKAGING AND CONTAINERS: 0.2%
       50,000    #     Sealed Air Corp., 5.375%,
                         due 04/15/08                                                    51,659
      150,000    #     Sealed Air Corp., 6.950%,
                         due 05/15/09                                                   164,227
                                                                                 --------------
                                                                                        215,886
                                                                                 --------------
                       REAL ESTATE: 0.4%
      126,000          EOP Operating LP, 7.750%,
                         due 11/15/07                                                   141,274
       33,000          Liberty Property-LP, 6.375%,
                         due 08/15/12                                                    34,958
       98,000          Liberty Property-LP, 7.750%,
                         due 04/15/09                                                   111,700
       90,000          Simon Property Group LP,
                         4.875%, due 03/18/10                                            88,864
$     176,000          Simon Property Group LP,
                         6.375%, due 11/15/07                                    $      188,537
                                                                                 --------------
                                                                                        565,333
                                                                                 --------------
                       RETAIL: 0.0%
        5,000          Dollar General Corp., 8.625%,
                         due 06/15/10                                                     5,625
                                                                                 --------------
                                                                                          5,625
                                                                                 --------------
                       SAVINGS AND LOANS: 0.2%
      104,000    L     Great Western Financial,
                         8.206%, due 02/01/27                                           113,943
      147,000          Washington Mutual, Inc.,
                         4.375%, due 01/15/08                                           148,810
                                                                                 --------------
                                                                                        262,753
                                                                                 --------------
                       TELECOMMUNICATIONS: 0.8%
      104,000          AT&T Corp., 6.000%,
                         due 03/15/09                                                   104,096
      106,000          AT&T Corp., 8.050%,
                         due 11/15/11                                                   114,473
       60,000    #     Brasil Telecom SA, 9.375%,
                         due 02/18/14                                                    56,100
      116,000          Cia de Telecomunicaciones de
                         Chile SA, 7.625%, due 07/15/06                                 125,597
      169,000          Sprint Capital Corp, 6.000%,
                         due 08/17/06                                                   172,826
       53,000          Sprint Capital Corp, 8.750%,
                         due 03/15/32                                                    62,634
      107,000          Sprint Capital Corp., 6.875%,
                         due 11/15/28                                                   103,942
      141,000          Verizon Florida Inc., 6.125%,
                         due 01/15/13                                                   145,897
       60,000          Verizon Virginia, Inc., 4.625%,
                         due 03/15/13                                                    55,941
                                                                                 --------------
                                                                                        941,506
                                                                                 --------------
                       Total Corporate Bonds
                         (Cost $12,516,800)                                          12,458,746
                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 9.7%

                       AUTOMOBILE ASSET-BACKED SECURITIES: 0.3%
      100,000          Capital Auto Receivables Asset
                         Trust, 2.750%, due 04/16/07                                    100,182
       95,000          Household Automotive
                         Trust, 2.310%, due 04/17/08                                     94,429
      150,000          Nissan Auto Receivables Owner
                         Trust, 2.610%, due 07/15/08                                    148,944
                                                                                 --------------
                                                                                        343,555
                                                                                 --------------
                       COMMERCIAL MORTGAGE-BACKED
                         SECURITIES: 1.7%
      147,000    XX    Bear Stearns Commercial
                         Mortgage Securities, 1.400%,
                         due 06/25/34                                                   146,908
      125,000          Bear Stearns Commercial
                         Mortgage Securities, 4.170%,
                         due 01/12/41                                                   123,925
      280,000          Chase Manhattan Bank-First
                         Union National Bank, 7.439%,
                         due 08/15/31                                                   316,629
      124,393          CS First Boston
                         Mortgage Securities Corp.,
                         3.727%, due 03/15/35                                           120,736

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                 as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       COMMERCIAL MORTGAGE-BACKED
                         SECURITIES (CONTINUED)
$     420,000    L     JP Morgan Chase Commercial
                         Mortgage Securities Corp.,
                         6.244%, due 04/15/35                                    $      450,157
      180,000          LB-UBS Commercial Mortgage
                         Trust, 6.226%, due 03/15/26                                    193,875
      200,000          LB-UBS Commercial Mortgage
                         Trust, 7.370%, due 08/15/26                                    226,675
      420,000          Mortgage Capital Funding Inc.,
                         6.663%, due 03/18/30                                           455,388
       61,773          Prudential Commercial Mortgage
                         Trust, 3.669%, due 02/11/36                                     59,829
                                                                                 --------------
                                                                                      2,094,122
                                                                                 --------------
                       CREDIT CARD ASSET-BACKED SECURITIES: 0.2%
      150,000          Citibank Credit Card Issuance
                         Trust, 5.650%, due 06/16/08                                    158,096
      120,000          Fleet Credit Card Master Trust II,
                         2.400%, due 07/15/08                                           119,593
                                                                                 --------------
                                                                                        277,689
                                                                                 --------------
                       HOME EQUITY ASSET-BACKED SECURITIES: 1.3%
       84,880    XX    Bayview Financial Acquisition
                         Trust, 1.600%, due 12/28/34                                     84,880
      102,484          Centex Home Equity, 1.380%,
                         due 01/25/34                                                   102,623
       20,000          Equity One ABS Inc., 2.976%,
                         due 09/25/33                                                    20,053
      239,350          Merrill Lynch Mortgage Investors,
                         Inc., 1.460%, due 07/25/34                                     240,203
       80,466          Residential Asset Mortgage
                         Products, Inc., 1.410%,
                         due 06/25/33                                                    80,472
      160,000          Residential Asset Securities Corp.,
                         1.380%, due 02/25/34                                           160,099
      617,215          Residential Asset Securities Corp.,
                         1.400%, due 12/25/33                                           618,978
       92,000          Residential Funding Mortgage
                         Securities II, 3.450%,
                         due 01/25/16                                                    92,517
      255,000          Saxon Asset Securities Trust,
                         3.960%, due 06/25/33                                           249,874
                                                                                 --------------
                                                                                      1,649,699
                                                                                 --------------
                       OTHER ASSET-BACKED SECURITIES: 0.4%
       91,458    XX    Amortizing Residential Collateral
                         Trust, 1.350%, due 05/25/32                                     91,451
       87,000          Chase Funding Mortgage
                         Loan Asset-Backed Certificates,
                         1.400%, due 07/25/33                                            87,180
        3,000          Chase Funding Mortgage Loan
                         Asset-Backed Certificates,
                         2.734%, due 09/25/24                                             2,954
        2,000          Chase Funding Mortgage Loan
                         Asset-Backed Certificates,
                         4.045%, due 05/25/33                                             1,956
      340,000          PP&L Transition Bond Co. LLC,
                         7.050%, due 06/25/09                                           370,586
                                                                                 --------------
                                                                                        554,127
                                                                                 --------------
                       WHOLE LOAN COLLATERALLIZED MORTGAGE: 5.0%
      113,018          Bank of America Alternative
                         Loan Trust, 1.550%,
                         due 12/25/33                                                   113,302
$   2,065,966          Bank of America
                         Mortgage Securities,
                         1.550%, due 12/25/33                                    $    2,068,894
      392,923          Bank of America
                         Mortgage Securities,
                         4.413%, due 03/25/33                                           395,756
      115,801          Bank of America
                         Mortgage Securities,
                         5.500%, due 11/25/33                                           117,640
      202,844          CitiCorp.
                         Mortgage Securities, Inc.,
                         1.600%, due 10/25/33                                           203,148
      120,406          Countrywide Alternative Loan
                         Trust, 1.500%, due 07/25/18                                    120,644
       73,000          CS First Boston
                         Mortgage Securities Corp.,
                         4.187%, due 10/25/33                                            72,101
      452,000    XX    First Horizon Alternative
                         Mortgage Securities,
                         4.875%, due 06/25/34                                           455,955
      250,463          GMAC Mortgage Corp Loan
                         Trust, 5.250%, due 04/25/34                                    251,885
      347,000          GMAC Mortgage Corp. Loan
                         Trust, 5.500%, due 01/25/34                                    348,367
      222,823          MASTR Alternative Loans
                         Trust, 6.500%, due 05/25/33                                    225,210
      166,359          MASTR Asset Securitization
                         Trust, 1.550%, due 11/25/33                                    166,385
       83,038          MASTR Asset Securitization
                         Trust, 8.000%, due 06/25/33                                     86,168
      481,429          MLCC Mortgage Investors, Inc.,
                         1.420%, due 01/25/29                                           482,090
       11,444          Prime Mortgage Trust, 1.500%,
                         due 02/25/34                                                    11,453
      256,798          Residential Accredit Loans, Inc.,
                         1.550%, due 03/25/18                                           257,550
      400,000          Structured Asset Securities Corp.,
                         6.000%, due 03/25/34                                           405,984
       85,769          Thornburg Mortgage Securities
                         Trust, 1.450%, due 12/25/33                                     85,754
      339,257          Washington Mutual, 5.000%,
                         due 06/25/18                                                   339,208
      200,000          Wells Fargo Mortgage
                         Backed Securities
                         Trust, 4.500%, due 08/25/18                                    183,878
                                                                                 --------------
                                                                                      6,391,372
                                                                                 --------------
                       WHOLE LOAN COLLATERALLIZED PLANNED
                         AMORTIZATION CLASS: 0.8%
      307,412          GSR Mortgage Loan Trust,
                         1.500%, due 10/25/32                                           307,539
      262,450          MASTR Alternative Loans Trust,
                         8.500%, due 05/25/33                                           270,298
      293,000          Residential Funding Securities
                         Corp., 4.750%, due 02/25/33                                    296,416
       83,614          Residential Funding Securities
                         Corp., 8.500%, due 05/25/33                                     89,082
                                                                                 --------------
                                                                                        963,335
                                                                                 --------------
                       Total Collateralized Mortgage
                         Obligations And Asset-backed
                         (Cost $12,302,899)                                          12,273,899
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                 as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.4%

                       FEDERAL HOME LOAN MORTGAGE
                         CORPORATION: 3.6%
$     831,998          1.750%, due 04/15/32                                      $      840,757
      945,000          2.700%, due 03/16/07                                             930,889
      475,000          2.750%, due 02/09/07                                             469,675
      328,416          4.500%, due 04/01/14                                             322,377
      100,000          5.500%, due 06/15/34                                              99,063
      500,000          5.500%, due 06/17/18                                             510,000
      286,214          6.000%, due 01/15/29                                             289,536
      204,000          6.000%, due 01/15/29                                             206,271
      317,000          6.000%, due 01/15/28                                             331,346
      326,119          6.000%, due 01/15/29                                             327,250
      183,000          6.500%, due 06/15/34                                             189,519
       15,363          6.500%, due 11/01/28                                              15,960
                                                                                 --------------
                                                                                      4,532,643
                                                                                 --------------
                       FEDERAL NATIONAL MORTGAGE
                         ASSOCIATION: 8.9%
       20,000          2.859%, due 12/26/29                                              19,866
      490,000     L    2.875%, due 05/19/08                                             471,006
    1,145,000          5.000%, due 06/15/19                                             625,000
      224,000          4.750%, due 12/25/42                                             225,651
      640,000          4.500%, due 06/15/19                                           1,143,926
    3,036,000          5.000%, due 06/15/34                                           2,917,408
      220,000     L    5.250%, due 08/01/12                                             218,544
       10,880          5.500%, due 06/15/19                                              11,098
      649,000          5.500%, due 06/15/34                                             642,510
      344,930          6.000%, due 07/25/29                                             347,508
      146,293          6.000%, due 07/25/29                                             147,435
    1,630,000          6.000%, due 07/15/33                                           1,648,846
       14,964          6.000%, due 08/01/16                                              15,557
      203,058          6.000%, due 04/25/31                                             204,157
      280,471          6.500%, due 09/01/32                                             290,695
      470,000          6.500%, due 07/15/33                                             485,128
      289,670          6.500%, due 04/01/30                                             300,737
       84,514          6.500%, due 10/01/32                                              87,595
      205,000          6.625%, due 11/15/10                                             227,194
      192,703          7.000%, due 06/01/31                                             203,480
      193,591          7.000%, due 04/01/32                                             203,622
      430,000          7.000%, due 06/15/34                                             452,038
        6,755          7.500%, due 11/01/30                                               7,223
      159,057          7.500%, due 01/25/48                                             169,896
      123,824          7.500%, due 06/25/32                                             133,301
       14,791          7.500%, due 10/01/30                                              15,817
                                                                                 --------------
                                                                                     11,215,238
                                                                                 --------------

                       GOVERNMENT NATIONAL MORTGAGE
                         ASSOCIATION: 0.9%
       22,871          4.375%, due 04/20/28                                              22,930
      337,732          6.500%, due 01/25/34                                             349,870
      261,811          6.500%, due 01/15/32                                             272,458
      255,173          7.500%, due 12/15/23                                             276,362
       77,761          8.000%, due 12/15/17                                              85,339
      136,868          8.000%, due 07/15/24                                             150,270
                                                                                 --------------
                                                                                      1,157,229
                                                                                 --------------
                       Total U.S. Government
                         Agency Obligations
                        (Cost $16,912,233)                                           16,905,110
                                                                                 --------------

U.S. TREASURY OBLIGATIONS: 8.0%

                       U.S. TREASURY BONDS: 2.2%
$     525,000     S    5.375%, due 05/15/16                                        $    280,575
    1,314,000    L,S   5.375%, due 02/15/31                                           1,319,288
      483,000    L,S   5.500%, due 08/15/28                                             486,736
      459,000    L,S   13.250%, due 05/15/14                                            653,196
                                                                                 --------------
                                                                                      2,739,795
                                                                                 --------------
                       U.S. TREASURY NOTES: 5.8%
    1,500,000          1.625%, due 01/31/05                                           1,501,172
    1,467,000    L,S   2.250%, due 04/30/06                                           1,460,641
    1,471,000     S    2.250%, due 07/31/04                                           1,474,391
      451,000     L    3.125%, due 05/15/07                                             451,705
      235,000     L    3.875%, due 05/15/09                                             235,854
      786,000    L,S   4.000%, due 02/15/14                                             747,437
      949,000    L,W   4.750%, due 05/15/14                                             956,415
      448,000     L    10.375%, due 11/15/12                                            550,760
                                                                                 --------------
                                                                                      7,378,375
                                                                                 --------------
                       Total U.S. Treasury Obligations
                        (Cost $10,188,117)                                           10,118,170
                                                                                 --------------

OTHER BONDS: 1.1%

                       SOVEREIGN: 1.1%
       48,000    @@    Brazilian Government Intl. Bond,
                         2.188%, due 04/15/12                                            39,517
       54,000    @@    Brazilian Government Intl. Bond,
                         10.000%, due 08/07/11                                           50,625
       63,000    @@    Brazilian Government Intl. Bond,
                         11.000%, due 08/17/40                                           56,700
       41,000    @@    Bulgaria Government Intl. Bond,
                         8.250%, due 01/15/15                                            46,087
       97,000    @@    Colombia Government Intl. Bond,
                         10.000%, due 01/23/12                                           98,698
       35,000    @@    Colombia Government Intl. Bond,
                         11.750%, due 02/25/20                                           37,100
       88,000    @@    Dominican Republic Intl. Bond,
                         9.040%, due 01/23/13                                            58,520
       41,000    @@    Ecuador Government Intl. Bond,
                         7.000%, due 08/15/30                                            29,264
       29,000    @@    El Salvador Government Intl.
                         Bond, 7.750%, due 01/24/23                                      30,350
      181,000   @@,L   Mexico Government Intl. Bond,
                         1.840%, due 01/13/09                                           184,438
       27,000    @@    Panama Government Intl. Bond,
                         9.375%, due 01/16/23                                            27,405
        9,000    @@    Panama Government Intl. Bond,
                         9.375%, due 07/23/12                                             9,855
       94,000    @@    Peru Government Intl. Bond,
                         4.500%, due 03/07/17                                            75,395
       25,000    @@    Philippine Government Intl.
                         Bond, 9.875%, due 01/15/19                                      24,563
      191,000    @@    Russia Government Intl. Bond,
                         5.000%, due 03/31/30                                           174,526
       19,000    @@    Turkey Government Intl. Bond,
                         9.500%, due 01/15/14                                            19,000
      136,000    @@    Turkey Government Intl. Bond,
                         12.375%, due 06/15/09                                          153,340
       22,000   #,@@   Ukraine Government Intl. Bond,
                         7.650%, due 06/11/13                                            21,230
       74,576   @@,XX  Uruguay Government Intl. Bond,
                         10.500%, due 10/20/06                                           82,516

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING BALANCED FUND                                 as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                       SOVEREIGN (CONTINUED)
$     135,000    @@    Venezuela Government Intl.
                         Bond, 10.750%, due 09/19/13                             $      131,963
                                                                                 --------------
                       Total Other Bonds
                         (Cost $1,345,453)                                            1,351,092
                                                                                 --------------
                       Total Long-Term Investments
                         (Cost $115,971,941)                                        127,399,547
                                                                                 --------------

SHORT-TERM INVESTMENTS: 21.7%

                       COMMERCIAL PAPER: 4.2%
    1,200,000    S     Boston Scientific Corp.,
                         1.090%, due 06/14/04                                         1,199,491
      500,000    S     Daimler Chrysler, 1.270%,
                         due 06/02/04                                                   499,965
    1,200,000    S     Ford Motor Credit Corp.,
                         1.280%, due 06/23/04                                         1,199,019
    1,200,000    S     Ford Motor Credit Corp.,
                         1.310%, due 06/18/04                                         1,199,214
    1,200,000    S     General Motors Corp.,
                         1.220%, due 06/16/04                                         1,199,349
                                                                                 --------------
                       Total Commercial Paper
                         (Cost $5,297,220)                                            5,297,038
                                                                                 --------------
                       REPURCHASE AGREEMENT: 1.5%
    1,946,000          Morgan Stanley Repurchase
                         Agreement, dated 05/28/04,
                         1.010%, due 06/01/04
                         $1,946,218 to be received upon
                         repurchase (Collateralized by
                         $1,990,000 Federal Home Loan
                         Bank 1.400% Market Value plus
                         accrued interest $1,988,540,
                         due 04/01/05)                                                1,946,000
                                                                                 --------------
                       Total Repurchase Agreement
                         (Cost $1,946,000)                                            1,946,000
                                                                                 --------------
                       SECURITIES LENDING COLLATERAL(cc): 16.0%
   20,129,232          The Bank of New York
                         Institutional Cash
                         Reserve Fund, 1.100%                                        20,129,232
                                                                                 --------------
                       Total Securities Lending Collateral
                         (Cost $20,129,232)                                          20,129,232
                                                                                 --------------
                       Total Short-Term Investments
                         (Cost $27,372,452)                                          27,372,270
                                                                                 --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $143,344,393)*                                  122.6%  $  154,771,817
                       OTHER ASSETS AND
                         LIABILITIES-NET                                 (22.6)     (28,513,872)
                                                                       -------   --------------
                       NET ASSETS                                        100.0%  $  126,257,945
                                                                       =======   ==============

@    Non-income producing security
@@   Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
W    When-issued or delayed delivery security.
S Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2004.
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc) Security is purchased with the cash collateral for securities loaned.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
* Cost for federal income tax purposes is $145,221,907. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation                             $   11,282,778
                       Gross Unrealized Depreciation                                 (1,732,868)
                                                                                 --------------
                       Net Unrealized Appreciation                               $    9,549,910
                                                                                 ==============

Information concerning open futures contracts at May 31, 2004 is shown below:

                             NO. OF             NOTIONAL           EXPIRATION       UNREALIZED
                           CONTRACTS          MARKET VALUE            DATE             LOSS
                           ---------          ------------            ----             ----
SHORT CONTRACTS
U.S. 2 Year
  Treasury Note                5              $ (1,060,625)           June-04    $       (3,180)
U.S. 5 Year
  Treasury Note               15                (1,643,438)           June-04           (15,277)
                                              ------------                       --------------
                                              $ (2,704,063)                      $      (18,457)
                                              ============                       ==============
LONG CONTRACTS
U.S. Long Bond                12              $  1,278,750            June-04    $      (33,951)
                                              ============                       ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY INCOME FUND                                        as of May 31, 2004

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 95.9%

                       AGRICULTURE: 1.5%
       36,425          Altria Group, Inc.                                        $    1,747,307
                                                                                 --------------
                                                                                      1,747,307
                                                                                 --------------
                       AUTO MANUFACTURERS: 2.7%
       69,400          General Motors Corp.                                           3,150,066
                                                                                 --------------
                                                                                      3,150,066
                                                                                 --------------
                       BANKS: 15.9%
       66,850          Bank of America Corp.                                          5,557,241
       24,500          First Horizon National Corp.                                   1,140,965
       77,300          National City Corp.                                            2,743,377
       51,800          PNC Financial Services Group, Inc.                             2,859,878
       43,200          SunTrust Banks, Inc.                                           2,811,456
       25,225          Wachovia Corp.                                                 1,190,872
       33,950          Wells Fargo & Co.                                              1,996,260
                                                                                 --------------
                                                                                     18,300,049
                                                                                 --------------
                       BUILDING MATERIALS: 2.1%
       85,400          Masco Corp.                                                    2,472,330
                                                                                 --------------
                                                                                      2,472,330
                                                                                 --------------
                       CHEMICALS: 4.8%
       38,400          Dow Chemical Co.                                               1,532,160
       59,600          Du Pont EI de Nemours & Co.                                    2,574,720
       24,500          PPG Industries, Inc.                                           1,465,100
                                                                                 --------------
                                                                                      5,571,980
                                                                                 --------------
                       COMPUTERS: 1.0%
       54,475          Hewlett-Packard Co.                                            1,157,049
                                                                                 --------------
                                                                                      1,157,049
                                                                                 --------------
                       COSMETICS/PERSONAL CARE: 1.4%
       24,500          Kimberly-Clark Corp.                                           1,614,550
                                                                                 --------------
                                                                                      1,614,550
                                                                                 --------------
                       DIVERSIFIED FINANCIAL SERVICES: 13.5%
      113,375          Citigroup, Inc.                                                5,264,001
       15,600          Fannie Mae                                                     1,056,120
       36,500          Goldman Sachs Group, Inc.                                      3,427,715
       57,150          Merrill Lynch & Co., Inc.                                      3,246,120
       47,300          Morgan Stanley                                                 2,531,023
                                                                                 --------------
                                                                                     15,524,979
                                                                                 --------------
                       ELECTRIC: 6.1%
       34,800          Dominion Resources, Inc.                                       2,191,356
       51,700          Exelon Corp.                                                   1,721,610
       23,800          FPL Group, Inc.                                                1,517,250
       21,800          Scana Corp.                                                      775,644
       23,000          TXU Corp.                                                        859,510
                                                                                 --------------
                                                                                      7,065,370
                                                                                 --------------
                       ELECTRICAL COMPONENTS & EQUIPMENT: 2.0%
       38,200          Emerson Electric Co.                                           2,280,540
                                                                                 --------------
                                                                                      2,280,540
                                                                                 --------------
                       FOOD: 3.3%
       27,600          General Mills, Inc.                                            1,270,980
       24,400          HJ Heinz Co.                                                     911,096
       38,600          Kellogg Co.                                                    1,636,640
                                                                                 --------------
                                                                                      3,818,716
                                                                                 --------------
                       FOREST PRODUCTS & PAPER: 2.2%
       41,200          Weyerhaeuser Co.                                          $    2,491,776
                                                                                 --------------
                                                                                      2,491,776
                                                                                 --------------
                       HEALTHCARE-PRODUCTS: 1.2%
       44,400          Baxter International, Inc.                                     1,395,936
                                                                                 --------------
                                                                                      1,395,936
                                                                                 --------------
                       INSURANCE: 6.5%
       26,900          Chubb Corp.                                                    1,812,253
       20,600          Marsh & McLennan Cos., Inc.                                      908,872
       56,500          St. Paul Cos.                                                  2,241,920
       34,600    @@    XL Capital Ltd.                                                2,582,890
                                                                                 --------------
                                                                                      7,545,935
                                                                                 --------------
                       MACHINERY-CONSTRUCTION & MINING: 4.0%
       60,400          Caterpillar, Inc.                                              4,551,140
                                                                                 --------------
                                                                                      4,551,140
                                                                                 --------------
                       MACHINERY-DIVERSIFIED: 0.8%
       28,700          Rockwell Automation, Inc.                                        971,782
                                                                                 --------------
                                                                                        971,782
                                                                                 --------------
                       MEDIA: 1.3%
       16,800          Gannett Co., Inc.                                              1,475,040
                                                                                 --------------
                                                                                      1,475,040
                                                                                 --------------
                       MINING: 3.1%
      115,100          Alcoa, Inc.                                                    3,602,630
                                                                                 --------------
                                                                                      3,602,630
                                                                                 --------------
                       OIL AND GAS: 14.4%
       36,500    @@    BP PLC ADR                                                     1,934,500
       34,100          ChevronTexaco Corp.                                            3,082,640
       24,500          ConocoPhillips                                                 1,796,585
      125,900          Exxon Mobil Corp.                                              5,445,175
       98,200          Shell Transport & Trading Co. PLC                              4,299,196
                                                                                 --------------
                                                                                     16,558,096
                                                                                 --------------
                       PHARMACEUTICALS: 4.6%
       23,700          Merck & Co., Inc.                                              1,121,010
       66,325          Pfizer, Inc.                                                   2,343,926
       50,500          Wyeth                                                          1,818,000
                                                                                 --------------
                                                                                      5,282,936
                                                                                 --------------
                       SAVINGS AND LOANS: 0.6%
       16,100          Washington Mutual, Inc.                                          703,248
                                                                                 --------------
                                                                                        703,248
                                                                                 --------------
                       TELECOMMUNICATIONS: 2.9%
       28,000          Bellsouth Corp.                                                  698,880
       60,000          SBC Communications, Inc.                                       1,422,000
       34,700          Verizon Communications, Inc.                                   1,199,926
                                                                                 --------------
                                                                                      3,320,806
                                                                                 --------------
                       Total Common Stock
                         (Cost $112,966,696)                                        110,602,261
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY INCOME FUND                            as of May 31, 2004 (continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: 0.2%

                       REGIONAL MALLS: 0.2%
        7,700          General Growth Properties, Inc.                           $      226,226
                                                                                 --------------
                       Total Real Estate Investment Trusts
                         (Cost $206,232)                                                226,226
                                                                                 --------------
                       TOTAL INVESTMENTS IN
                         SECURITIES (COST
                         $113,172,928)*                                   96.1%  $  110,828,487
                       OTHER ASSETS AND
                         LIABILITIES-NET                                   3.9        4,519,137
                                                                       -------   --------------
                       NET ASSETS                                        100.0%  $  115,347,624
                                                                       =======   ==============

@@    Foreign issuer
REITs Real Estate Investment Trusts
* Cost for federal income tax purposes is $113,727,422. Net unrealized depreciation consists of:

                       Gross Unrealized Appreciation                             $    1,308,112
                       Gross Unrealized Depreciation                                 (4,207,047)
                                                                                 --------------
                       Net Unrealized Depreciation                               $   (2,898,935)
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

                  SHAREHOLDER MEETINGS INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS WAS HELD FEBRUARY 26, 2004, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a new sub-advisory agreement for the Fund between ING Investments, LLC and Wellington Management Company, LLP, with no change in the Adviser or the overall management fee paid by the Fund; and

2. To approve a "Managers-of-Managers" arrangement for each Fund to permit ING Investments, in its capacity as the Fund's investment adviser, subject to approval by the Board of Directors of each Company, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund's shareholders

                                                                          SHARES VOTED
                                                                           AGAINST OR      SHARES       BROKER       TOTAL SHARES
                                           PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED    NON-VOTE         VOTED
                                           --------    ----------------     --------      ---------    --------      ------------
   ING Growth and Income Fund*                 1           16,877,496        241,468       91,016            --        17,209,980
   ING Growth and Income Fund*                 2           16,337,352        430,789       74,289       367,550        17,209,980

----------
*The Fund changed its name to ING Equity Income Fund as a result of the merger on March 1, 2004

A SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS WAS HELD MARCH 23, 2004, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a new sub-advisory agreement for the Fund between ING Investments, LLC and BlackRock Advisors, Inc., with no change in the investment adviser or the overall management fee paid by the Fund; and

2. To approve a "Managers-of-Managers" arrangement for the Fund to permit ING Investments, in its capacity as each Fund's investment adviser, subject to approval by the Board of Directors of each Company, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund's shareholders

                                                                          SHARES VOTED
                                                                           AGAINST OR      SHARES       BROKER       TOTAL SHARES
                                           PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED    NON-VOTE          VOTED
                                           --------    ----------------     --------      ---------    --------      ------------
   ING Technology Fund*                        1           10,761,750         290,635      208,607             --      11,260,992
   ING Technology Fund                         2            7,858,508       1,113,380      209,191      2,079,913      11,260,992

----------
*The Fund changed its name prior to the shareholder meeting to ING Global
 Science and Technology Fund on February 17, 2004.

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2004 were as follows:

FUND NAME                          TYPE     PER SHARE AMOUNT
---------                          ----     ----------------
ING Small Company Fund
   Class I                          NII          $ 0.0157

ING Value Opportunity Fund
   Class A                          NII          $ 0.0231
   Class I                          NII          $ 0.0435

FUND NAME                          TYPE     PER SHARE AMOUNT
---------                          ----     ----------------
ING Balanced Fund
   Class A                          NII          $ 0.1852
   Class B                          NII          $ 0.1454
   Class C                          NII          $ 0.1222
   Class I                          NII          $ 0.2138

ING Equity Income Fund
   Class A                          NII          $ 0.0180
   Class I                          NII          $ 0.0371

----------
NII -- Net investment income

Of the ordinary distributions made during the fiscal year ended May 31, 2004, the following percentage qualifies for the dividends received deduction available to corporate shareholders;

Small Company                  100.00%
Value Opportunity              100.00%
Balanced                        57.32%
Equity Income                  100.00%

For the fiscal year ended May 31, 2004, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals;

Small Company                  100.00%
Value Opportunity              100.00%
Balanced                        40.75%
Equity Income                  100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                   TERM OF                                     NUMBER OF
                                                 OFFICE AND            PRINCIPAL             PORTFOLIOS IN           OTHER
                                 POSITION(S)      LENGTH OF          OCCUPATION(S)           FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS            HELD WITH         TIME               DURING THE              OVERSEEN             HELD BY
            AND AGE              THE COMPANY      SERVED(1)         PAST FIVE YEARS           BY DIRECTOR           DIRECTOR
            -------              -----------     ----------         ---------------           -----------           --------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.            Director     June 1998 -   Director, Business and              53        Director, International
7337 E. Doubletree Ranch Rd.                    present       Economic Research Center                      Atlantic Economic
Scottsdale, Arizona 85258                                     (August 1999 - present) and                   Society (October 2002 -
Born: 1941                                                    Professor of Economics and                    Present); Academy of
                                                              Finance, Middle Tennessee                     Economics and Finance
                                                              State University (1991 to                     (February 2001 -
                                                              present).                                     Present).

Maria T. Fighetti                  Director     April 1994    Retired. Formerly,                  53        None
7337 E. Doubletree Ranch Rd.                    - present     Attorney, New York City
Scottsdale, Arizona 85258                                     Department of Mental Health
Born: 1943                                                    (June 1973 - October 2002)
                                                              and Associate Commissioner
                                                              (1995 - 2002).

Sidney Koch                        Director     April 1994    Financial Adviser, Self-            53        Director, Northwest
7337 E. Doubletree Ranch Rd.                    - present     Employed (January 1993 -                      Center for the Arts,
Scottsdale, Arizona 85258                                     present).                                     Torrington, CT.
Born: 1935

Corine T. Norgaard                 Director     June 1991 -   Retired. Formerly, Dean,            53        Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.                    present       Barney School of Business,                    Mutual Corporate and
Scottsdale, Arizona 85258                                     University of Hartford                        Participation Investors
Born: 1937                                                    (August 1996 - June 2004).                    (April 1997 - Present)
                                                                                                            Director, Advest Trust
                                                                                                            Company (1998 -
                                                                                                            Present); Director,
                                                                                                            Connecticut Health
                                                                                                            Foundation (2002 -
                                                                                                            Present).

Edward T. O'Dell                   Director     June 2002 -   Retired. Formerly,                  53        None
7337 E. Doubletree Ranch Rd.                    present       Partner/Chairman of
Scottsdale, Arizona 85258                                     Financial Service Group,
Born: 1935                                                    Goodwin Procter LLP (June
                                                              1966 - September 2000);

Joseph E. Obermeyer(2)             Director     January       President, Obermeyer &              53        None
7337 E. Doubletree Ranch Rd.                    2003 -        Associates, Inc.
Scottsdale, Arizona 85258                       present       (Consulting firm)
Born: 1957                                                    (Novemeber 1999 - present)
                                                              and Senior Manager, Arthur
                                                              Andersen LLP (1995 -
                                                              October 1999).

                                                  TERM OF                                      NUMBER OF
                                                 OFFICE AND            PRINCIPAL             PORTFOLIOS IN           OTHER
                                 POSITION(S)     LENGTH OF           OCCUPATION(S)           FUND COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS            HELD WITH         TIME               DURING THE              OVERSEEN             HELD BY
            AND AGE              THE COMPANY     SERVED(1)          PAST FIVE YEARS           BY DIRECTOR           DIRECTOR
            -------              -----------     ---------          ---------------           -----------           --------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                    Director     December      Vice Chairman and Chief             53        Director of IPC
Aeltus Investment                               1997 -        Operating Officer, ING                        Financial Network, Inc.
Management, Inc.                                present       Investment Management                         (January 2001 -
10 State House Square                                         (September 2002 - present);                   present); Director,
Hartford, Connecticut                                         President and Chief                           Metro Hartford Chamber
Born: 1955                                                    Executive Officer (April                      of Commmerce and The
                                                              2001 - present), Managing                     Greater Hartford Arts
                                                              Director and Chief                            Council.
                                                              Operating Officer (April
                                                              1994 - April 2001), Aeltus
                                                              Investment Management, Inc.

Thomas J. McInerney(4)             Director     March 2002    Chief Executive Officer,            171       Director, Equitable
7337 E. Doubletree Ranch Rd.                    - present     ING U.S. Financial Services                   Life Insurance Co.,
Scottsdale, Arizona 85258                                     (September 2001 - present);                   Golden American Life
Born: 1956                                                    Member, ING Americas                          Insurance Co., Life
                                                              Executive Committee (2001 -                   Insurance Company of
                                                              present); President, Chief                    Georgia, Midwestern
                                                              Executive Officer and                         United Life Insurance
                                                              Director of Northern Life                     Co., ReliaStar Life
                                                              Insurance Company (2001 -                     Insurance Co., Security
                                                              present), ING Aeltus                          Life of Denver,
                                                              Holding Company, Inc. (2000                   Security Connecticut
                                                              - present), ING Retail                        Life Insurance Co.,
                                                              Holding Company (1998 -                       Southland Life
                                                              present). Formerly, General                   Insurance Co., USG
                                                              Manager and Chief Executive                   Annuity and Life
                                                              Officer, ING Worksite                         Company, and United
                                                              Division (December 2000 -                     Life and Annuity
                                                              October 2001), President,                     Insurance Co., Inc.
                                                              ING-SCI, Inc. (August 1997                    (March 2001 - Present);
                                                              - December 2000);                             Member of the Board,
                                                              President, Aetna Financial                    Bushnell Performing
                                                              Services (August 1997 -                       Arts Center; St.
                                                              December 2000).                               Francis Hospital;
                                                                                                            National Conference for
                                                                                                            Community Justice; and
                                                                                                            Metro Atlanta Chamber
                                                                                                            of Commerce.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                                    PRINCIPAL
                                                          TERM OF OFFICE                          OCCUPATION(S)
        NAME, ADDRESS               POSITION(S)            AND LENGTH OF                           DURING THE
           AND AGE             HELD WITH THE COMPANY      TIME SERVED(1)                         PAST FIVE YEARS
           -------             ---------------------      --------------                         ---------------
James M. Hennessy             President, Chief          March 2002 -       President and Chief Executive Officer, ING Investments,
7337 E. Doubletree Ranch Rd.  Executive Officer and     present            LLC(2) (December 2001 - Present). Formerly, Senior
Scottsdale, Arizona 85258     Chief Operating Officer                      Executive Vice President and Chief Operating Officer,
Born: 1949                                                                 ING Investments, LLC(2) (April 1995 - December 2000);
                                                                           and Executive Vice President, ING Investments, LLC(2)
                                                                           (May 1998 - June 2000).

Stanley D. Vyner              Executive Vice            March 2002 -       Executive Vice President, ING Investments, LLC(2) and
7337 E. Doubletree Ranch Rd.  President                 present            certain of its affiliates (July 2000 - Present) and
Scottsdale, Arizona 85258                                                  Chief Investment Risk Officer (June 2003 - Present);
Born: 1950                                                                 Formerly, Chief Investment Officer the International
                                                                           Portfolios, ING Investments, LLC(2) (July 1996 - June
                                                                           2003); and President and Chief Executive Officer, ING
                                                                           Investments, LLC(2) (August 1996 - August 2000).

Michael J. Roland             Executive Vice            April 2002 -       Executive Vice President, Chief Financial Officer and
7337 E. Doubletree Ranch Rd.  President and Assistant   present            Treasurer, ING Investments, LLC(2) (December 2001 -
Scottsdale, Arizona 85258     Secretary                                    Present). Formerly, Senior Vice President, ING
Born: 1958                                                                 Investments, LLC(2) (June 1998 - December 2001).
                              Principal Financial       March 2002 -
                              Officer                   present

Robert S. Naka                Senior Vice President     February 2002 -    Senior Vice President and Assistant Secretary, ING
7337 E. Doubletree Ranch Rd.  and Assistant Secretary   present            Funds Services, LLC(3) (October 2001 - Present).
Scottsdale, Arizona 85258                                                  Formerly, Senior Vice President and Assistant
Born: 1963                                                                 Secretary, ING Funds Services, LLC(3) (February 1997 -
                                                                           August 1999).

Kimberly A. Anderson          Senior Vice President     December 2003 -    Senior Vice President, ING Investments, LLC(2)
7337 E. Doubletree Ranch Rd.                            present            (October 2003 - Present). Formerly, Vice President and
Scottsdale, Arizona 85258                                                  Assistant Secretary, ING Investments, LLC(2) (October
Born: 1964                                                                 2001 - October 2003); Assistant Vice President, ING
                                                                           Funds Services, LLC(3) (November
                                                                           1999 - January 2001); and has held various other
                                                                           positions with ING Funds Services, LLC(3) for more than
                                                                           the last five years.

Robyn L. Ichilov              Vice President and        March 2002 -       Vice President, ING Funds Services, LLC(3) (October
7337 E. Doubletree Ranch Rd.  Treasurer                 present            2001 - Present) and ING Investments, LLC(2) (August
Scottsdale, Arizona 85258                                                  1997 - Present).
Born: 1967

J. David Greenwald            Vice President            September 2003 -   Vice President of Mutual Fund Compliance, ING Funds
7337 E. Doubletree Ranch Rd.                            June 2004          Services, LLC(3) (May 2003 - June 2004). Formerly,
Scottsdale, Arizona 85258                                                  Assistant Treasurer and Director of Mutual Fund
Born: 1957                                                                 Compliance and Operations, American Skandia, a
                                                                           Prudential Financial Company (October 1996 - May 2003).

Lauren D. Bensinger           Vice President            March 2003 -       Vice President and Chief Compliance Officer, ING Funds
7337 E. Doubletree Ranch Rd.                            present            Distributor, LLC(4) (July 1995 - Present); Vice
Scottsdale, Arizona 85258                                                  President (February 1996 - Present) and Chief
Born: 1954                                                                 Compliance Officer (October 2001 - Present), ING
                                                                           Investments, LLC(2).

                                                                                                    PRINCIPAL
                                                          TERM OF OFFICE                          OCCUPATION(S)
        NAME, ADDRESS               POSITION(S)            AND LENGTH OF                           DURING THE
           AND AGE             HELD WITH THE COMPANY      TIME SERVED(1)                         PAST FIVE YEARS
           -------             ---------------------      --------------                         ---------------
Theresa Kelety                Secretary                 September 2003 -   Counsel, ING U.S. Financial Services (April 2003 -
7337 E. Doubletree Ranch Rd.                            present            Present). Formerly, Senior Associate with Shearman &
Scottsdale, Arizona 85258                                                  Sterling (February 2000 - April 2003); and Associate
Born: 1963                                                                 with Sutherland Asbill & Brennan (1996 - February
                                                                           2000).

Todd Modic                    Vice President            September 2003 -   Vice President of Financial Reporting - Fund
7337 E. Doubletree Ranch Rd.                            present            Accounting of ING Funds Services, LLC(3) (September
Scottsdale, Arizona 85258                                                  2002 - Present). Formerly, Director of Financial
Born: 1967                                                                 Reporting, ING Investments, LLC(2) (March 2001 -
                                                                           September 2002); Director of Financial Reporting,
                                                                           Axient Communications, Inc. (May 2000 - January 2001);
                                                                           and Director of Finance, Rural/Metro Corporation (March
                                                                           1995 - May 2000).

Susan P. Kinens               Assistant Vice            March 2003 -       Assistant Vice President and Assistant Secretary, ING
7337 E. Doubletree Ranch Rd.  President and Assistant   present            Funds Services, LLC(3) (December 2002 - Present); and
Scottsdale, Arizona 85258     Secretary                                    has held various other positions with ING Funds
Born: 1976                                                                 Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr.          Assistant Secretary       September 2003 -   Chief Counsel, ING U.S. Financial Services (September
7337 E. Doubletree Ranch Rd.                            present            2003 - Present). Formerly, Counsel, ING U.S. Financial
Scottsdale, Arizona 85258                                                  Services (November 2002 - September 2003); and
Born: 1963                                                                 Associate General Counsel of AIG American General
                                                                           (January 1999 - November 2002).

Maria M. Anderson             Assistant Vice President  April 2002 -       Assistant Vice President of ING Funds Services, LLC(3)
7337 E. Doubletree Ranch Rd.                            present            (October 2001 - Present). Formerly, Manager of Fund
Scottsdale, Arizona 85258                                                  Accounting and Fund Compliance, ING Investments,
Born: 1958                                                                 LLC(2) (September 1999 - November 2001); and Section
                                                                           Manager of Fund Accounting, Stein Roe Mutual Funds
                                                                           (July 1998 - August 1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.


DOMESTIC EQUITY GROWTH FUNDS
     ING Growth Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING Disciplined LargeCap Fund
     ING SmallCap Opportunities Fund
     ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING LargeCap Value Fund
     ING MagnaCap Fund
     ING MidCap Value Fund
     ING SmallCap Value Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
     ING Balanced Fund
     ING Convertible Fund
     ING Equity and Bond Fund
     ING Equity Income Fund
     ING Real Estate Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Lexington Money Market Fund*
     ING Intermediate Bond Fund
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund
     ING Global Science and Technology Fund

LOAN PARTICIPATION FUND
     ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

FOR MORE COMPLETE INFORMATION, OR TO OBTAIN A PROSPECTUS ON ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT
(800) 992-0180 OR LOG ON TO www.ingfunds.com. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER INFORMATION ABOUT THE FUND. THE FUND'S PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUND'S WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE www.sec.gov.

[ING FUNDS LOGO]                                   PRAR-DEABCIO    (0504-073004)

ANNUAL REPORT

MAY 31, 2004

CLASSES A, B, C, I, O AND R


DOMESTIC EQUITY INDEX FUNDS

ING INDEX PLUS LARGECAP FUND
ING INDEX PLUS MIDCAP FUND
ING INDEX PLUS SMALLCAP FUND

STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION BALANCED FUND
ING STRATEGIC ALLOCATION INCOME FUND

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

      President's Letter                                                1
      Market Perspective                                                3
      Portfolio Managers' Reports:
        Domestic Equity Index Funds                                     6
        Strategic Allocation Funds                                     12
      Report of Independent Registered Public Accounting Firm          19
      Statements of Assets and Liabilities                             20
      Statements of Operations                                         24
      Statements of Changes in Net Assets                              26
      Financial Highlights                                             29
      Notes to Financial Statements                                    44
      Portfolios of Investments                                        55
      Tax Information                                                  98
      Director and Officer Information                                 99

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
June 9, 2004

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                     MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of economic recovery in a comparatively peaceful world.

GLOBAL EQUITIES secured the first positive returns in three years in 2003 with a strong last month; however, by the end of May 2004 markets had added little more. For the whole six months, global stocks returned 7.7% based on the Morgan Stanley Capital International ("MSCI") World Index(1). Of this, only about 0.85% was due to currency movements.

Among CURRENCIES the dollar occupied the financial spotlight for much of the period. Impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro reached its all time record value against the dollar of just under $1.30 in mid February, but then slipped back as interest rate differentials started moving in the greenback's favor. For the six months ended May 31, 2004, the euro appreciated just 2.0% against the dollar. The Japanese yen ("Y") actually fell by 1.0% against the dollar, and it was a bumpier path. The difference was the Bank of Japan, which aggressively spent billions in an attempt not just to arrest the yen's ascent, but also to drive it lower. The yen soared to a four-year high of less than Y104 at one point before retreating for the same reasons as the euro, causing the Bank abruptly to stop its intervention. It had bought around $144 billion in the first quarter, not far short of the astonishing $180 billion total for 2003.

FIXED INCOME MARKET

Among U.S. FIXED INCOME classes, the six months were somewhat kinder to investment grade bonds than earlier months had been, as the apparent absence of any inflationary pressures led to the belief that until they appeared, the Federal Reserve would not raise interest rates. But by the end of May, inflationary signals appeared to be commonplace and all fixed income classes were suffering. For the six months ended May 31, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned 0.60%, less than the average coupon. Within this, the Lehman Brothers Corporate Index(3) returned 0.43% for the period and the Lehman Brothers Treasury Bond Index(4) returned 0.28%. As in the first six months, High Yield Bonds were more profitable, but to nothing like the same degree: the Lehman Brothers U.S. Corporate High Yield Bond Index(5) rose 2.19%.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES MARKET returned 6.8% in the six months ended May 31, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a Price to Earnings ("P/E") level of just over 17 times 2004 earnings. Valuation levels after the tremendous rally since March 2003 were a continual cause for concern. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand appeared to come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy even with very tame inflation. Corporate profits had improved and balance sheets have been repaired, without question, but this in large measure had been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below 400,000. This restrained employment costs because the number of employees had been kept down and along with it their wage bargaining power. Many commentators argued that all of these bullish forces were unsustainable. The new year was rung in with manufacturing and service industry activity as well as factory orders rising to multi-year high levels in February, mostly held onto in March. Fourth quarter 2003 GDP growth was finalized at a strong 4.1%, confirming much improved corporate profits and investment. Productivity for all of 2003 was robust at 4.4%. And therein lay the concern that would not go away: the recovery had still carried a distinctly jobless look about it. In all, only 134,000 new jobs had been reported in the first quarter 2004, less than the monthly amount needed to cover the natural increase in the workforce alone. March ended with consumer confidence slipping and all eyes on the next employment report two days later. It arrived with a bang as 308,000 jobs were reported as having been created in March, with the numbers for earlier months revised up. Initially stock prices rose. At last the final piece in the recovery puzzle, jobs growth, was being put in place. But as the month wore on, a new source of unease emerged as signs of inflation were seen within successive economic reports. The first quarter 2004 GDP report indicated not only a healthy 4.2% annual rate of growth, but also an underlying core inflation rate of 2.0%. At this level,

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

the real Federal Funds rate was MINUS 1.0%, surely not sustainable for long. The mounting evidence of inflation had already started to weigh on markets and although the S&P 500 entered the last week of April in positive territory for the month, losses on the last three trading days wiped out those and almost all of 2004's gains at the same time. The days of tiny short interest rates that had done so much to fuel the rally were numbered. Another very strong employment report on the first Friday in May 2004 set the tone for the month. As in April, one positive economic report after another continued to show that inflation was on the rise, albeit to levels that were still not problematic. However with the Federal Funds rate at just 1.0%, real interest rates were becoming ever more negative, while the economy was growing at well over 4.0%. This was an increasingly unstable situation. Sharply rising oil prices reached a multi-year high in May and added to inflationary concerns. It was no surprise when Federal Open Market Committee (FOMC) Chairman Greenspan said, "accommodation can be removed at a pace that is likely to be measured". However, many also believed that policy was now "behind the curve", i.e. not moving as fast as economic trends required. Commentators reflected how rising interest rates were not necessarily bad for stocks; it was waiting for the process to start that depressed markets. By the end of May, futures markets were suggesting there was barely a month left to wait.

INTERNATIONAL MARKETS

In international markets, JAPAN rose 12.5% in dollars during the six months ended May 31, 2004, according to the MSCI Japan Index(7). In the final weeks of 2003, commentators had described a recovering economy led by trade and not much else. Prices were still falling; the national core price index has been in broad decline since April 1998. But as 2004 progressed it seemed that, at last, there were signs that Japanese business and the economy were coming out of decade long stagnation. GDP growth for the fourth quarter 2003 was reported at a remarkable 1.6% over the previous quarter, the best in 13 years. This was followed by 1.4% for the first quarter 2004. Importantly, this was mostly due to domestic business investment and consumer spending rather than foreign demand. But while the contribution of household spending was healthy, it was well recognized that exports were likely the source and their beneficial effect was spilling over into the rest of the economy. So when, in May, the Chinese government announced that it would take steps to cool its over heating economy, Japanese stocks fell about 5.0%, since about 32.0% of Japan's exports go to China.

EUROPEAN EX UK MARKETS gained 9.1% in dollars during the six months ended May 31, 2004, according to the MSCI Europe ex UK Index(8). A shallow European business recovery dependent on exports, vulnerable to a strong euro with little domestic demand in sight was the theme throughout. The Eurozone's GDP only grew by 0.4% in 2003 over 2002, with just 1.6% expected for 2004. Indeed there was increasing concern that the modest expansion had stalled. Consumer confidence, already fragile because of high unemployment, 8.8% since March 2003, was shaken further by a serious terrorist attack in Spain. Policy initiatives are unlikely as most governments already run excessive deficits, while labor and social security reforms meet bitter political resistance. The saving grace of equities in this region might be their cheapness compared to U.S. stocks, with projected earnings growth at least as good. This depends however on the sustainability of the recovery.

The UK MARKET rose 11.0% in dollars, based on the MSCI UK Index(9), but more than half of this may have been due to the strength of the pound as rising interest rates attracted yield hungry inflows. By the end of 2003, as in other regions, UK business and economic prospects had improved. However it was more than just export-led, as services, manufacturing and construction were all accelerating, while the unemployment rate fell successively to 4.8%, the lowest in decades. GDP growth in the last quarter of 2003 was confirmed at 0.9% over the previous quarter. If the first quarter GDP growth estimate of 2.6% annualized was slightly disappointing, it should be noted that the UK's European neighbors would be elated at such a figure. In November 2003, the Bank of England became the first of the world's major central banks to raise interest rates. It would do so twice more, to 4.25%, before the end of May 2004. These increases were likely done in order to address persistent concerns about two major imbalances in the economy: a housing price bubble and over indebted households sitting on top of it. Both of

                                     MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

these imbalances leave the UK economy vulnerable to sharp contraction if allowed to go much further, but at the same time they leave the Bank of England with a delicate policy balancing act to execute.

----------
(1) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The STANDARD & POOR'S (S&P) 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING INDEX PLUS LARGECAP FUND                          Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan, CFA, Portfolio Manager, Doug Cote, CFA, Portfolio Manager, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Index Plus LargeCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's ("S&P") 500 Index(4), while maintaining a market level of risk.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares provided a total return of 16.69% compared to 18.32% for the S&P 500 Index.

PORTFOLIO SPECIFICS: For the year ended May 31, 2004, the S&P 500 Index rose a robust 18.32%. During this same time period there was strong corporate profit and economic and manufacturing growth. All ten sectors of the S&P 500 Index had positive returns. However, the more economically sensitive, cyclical sectors did best. Materials, industrials, and energy were strong performing sectors, while telecommunication services, health care, and utilities were weak. The market rose during the first eight months of the reporting period and was speculative in nature. The stocks that did well tended, in our view, to be low quality stocks. The last four months of the reporting period saw investors begin to focus more on fundamentals, in particular earnings, and on concerns about inflation and interest rates. For this four-month period the market was flat.

The Fund purchases companies we view as having strong business momentum and high quality earnings that are attractive based on valuation, and that are recognized in the marketplace for their attractive qualities in terms of strong relative performance and positive revisions by analysts. This emphasis on high quality stocks hurt our stock selection performance relative to the S&P 500 Index during the first eight months of the reporting period, especially within the financials and information technology sectors. Within these sectors our earnings quality measures, as represented by accruals and valuation factors, were successful predictors of stock price performance. For example, our underweight to such richly priced, low quality earnings stocks as AT&T Wireless Services, Inc. and Yahoo!, Inc., which was previously held, detracted from performance as their stock prices surged over the period.

During the last four months of the reporting period, as the market began to demand quality, we recovered some of our underperformance relative to the S&P 500 Index that we had incurred during the first eight months. Factors such as earnings quality and valuation began to reassert their historical effectiveness in predicting stock performance. We did a particularly good job of picking stocks in the health care and utilities sectors, where such stocks as UnitedHealth Group, Inc. contributed strongly to performance.

Over the period, the impact of the Fund's sector allocation was negligible compared to the impact of stock selection.

MARKET OUTLOOK: Economic, manufacturing, and jobs reports indicate continued growth with inflation gauges muted, despite surging oil prices. Rising bond yields seem to be having an impact in slowing nascent inflation. The corporate profit outlook continues to be revised upward by analysts and likely will exceed the increased optimism as it has for the past five quarters boding well for the stock market. The Fund is modestly overweight in the financials and consumer discretionary sectors and underweight in the consumer staples and health care sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

Portfolio Managers' Report                          ING INDEX PLUS LARGECAP FUND

[CHART]

                 ING INDEX PLUS
            LARGECAP FUND CLASS I (a)     S&P 500 INDEX (b)
 12/10/96   $               1,000,000     $       1,000,000
  5/31/97   $               1,142,703     $       1,131,426
  5/31/98   $               1,503,472     $       1,479,680
  5/31/99   $               1,849,488     $       1,792,034
5/31/2000   $               2,108,808     $       1,981,219
5/31/2001   $               1,859,383     $       1,771,813
5/31/2002   $               1,592,462     $       1,526,312
5/31/2003   $               1,446,190     $       1,403,578
5/31/2004   $               1,687,555(a)  $       1,660,750(b)

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                            --------------------------------------------------------------------------------
                                                                     SINCE INCEPTION        SINCE INCEPTION
                                                                        OF CLASS A             OF CLASS B
                                                                       FEBRUARY 3,              MARCH 1,
                                 1 YEAR              5 YEAR                1997                   1999
                            ----------------    ----------------     ----------------       ----------------
Including Sales Charge:
  Class A(1)                           12.91%              (2.67)%               5.80%                    --
  Class B(2)                           10.61%              (3.19)%                 --                  (2.14)%
  Class C(3)                           14.86%              (2.55)%                 --                     --
  Class I                              16.69%              (1.81)%                 --                     --
  Class O                              16.50%                 --                   --                     --
  Class R                                 --                  --                   --                     --
Excluding Sales Charge:
  Class A                              16.40%              (2.08)%               6.24%                    --
  Class B                              15.61%              (2.79)%                 --                  (1.95)%
  Class C                              15.86%              (2.55)%                 --                     --
  Class I                              16.69%              (1.81)%                 --                     --
  Class O                              16.50%                 --                   --                     --
  Class R                                 --                  --                   --                     --
S&P 500 Index(4)                       18.32%              (1.51)%               6.57%(5)              (0.44)%

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                            --------------------------------------------------------------------------------
                            SINCE INCEPTION       SINCE INCEPTION       SINCE INCEPTION      SINCE INCEPTION
                               OF CLASS C            OF CLASS I            OF CLASS O           OF CLASS R
                                JUNE 30,            DECEMBER 10,           AUGUST 1,           DECEMBER 8,
                                  1998                  1996                  2001                 2003
                            ----------------      ----------------      ----------------     ---------------
Including Sales Charge:
  Class A(1)                              --                    --                    --                  --
  Class B(2)                              --                    --                    --                  --
  Class C(3)                            0.43%                   --                    --                  --
  Class I                                 --                  7.25%                   --                  --
  Class O                                 --                    --                 (2.36)%                --
  Class R                                 --                    --                    --                4.81%
Excluding Sales Charge:
  Class A                                 --                    --                    --                  --
  Class B                                 --                    --                    --                  --
  Class C                               0.43%                   --                    --                  --
  Class I                                 --                  7.25%                   --                  --
  Class O                                 --                    --                 (2.36)%                --
  Class R                                 --                    --                    --                4.81%
S&P 500 Index(4)                        1.29%(6)              7.00%(7)             (1.06)%              6.79%(8)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(5)  Since inception performance for the index is shown from February 1, 1997.

(6)  Since inception performance for the index is shown from July 1, 1998.

(7)  Since inception performance for the index is shown from December 1, 1996.

(8)  Since inception performance for the index is shown from December 1, 2003.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company, in addition to the expenses of the Fund. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund. The Fund's investments in high yield securities are subject to greater risk than high quality securities, including greater price volatility and principal and income risk. The Fund's investments in foreign securities does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Sub-Adviser's ability to determine which securities to overweight, underweight or avoid altogether can impact the Fund's performance. The lending of securities may have a leveraging effect, which may increase the Fund's volatility. The Fund's portfolio turnover rate impacts performance.

ING INDEX PLUS MIDCAP FUND                            Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan, CFA, Portfolio Manager, Doug Cote, CFA, Portfolio Manager, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Index Plus MidCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's ("S&P") MidCap 400 Index(4), while maintaining a market level of risk.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares provided a total return of 24.61% compared to 26.73% for the S&P MidCap 400 Index.

PORTFOLIO SPECIFICS: For the year ended May 31, 2004, the S&P MidCap 400 Index rose a robust 26.73%. During this same time period there was strong corporate profit and economic and manufacturing growth. All 10 sectors of the S&P MidCap 400 Index had positive returns. Consumer staples, industrials, and health care were strong performing sectors, while utilities and energy were weak. The market rose during the first eight months of the reporting period and was speculative in nature. The stocks that did well tended, in our view, to be low quality stocks. The last four months of the reporting period saw investors begin to focus more on fundamentals, in particular earnings, and on concerns about inflation and interest rates. For this four-month period the market was flat.

The Fund maximizes exposure to companies that we view as having strong business momentum and high quality earnings that are attractive based on valuation, and that are recognized in the marketplace for their attractive qualities in terms of strong relative performance and positive revisions by analysts. This emphasis on high quality stocks hurt our stock selection performance relative to the S&P MidCap 400 Index during the first eight months of the reporting period, especially within the industrials and information technology sectors. The factors that particularly proved ineffective for the period were our price momentum and analyst revisions factors.

For example, our underweight to richly priced, low quality earnings company Sepracor, Inc. detracted from performance as its stock price surged over this period.

During the last four months of the reporting period, as the market began to demand quality, we recovered some of our underperformance relative to the S&P MidCap 400 Index that we had incurred during the first eight months. Factors such as earnings quality and valuation began to reassert their historical effectiveness in predicting stock price performance during this period. We did a particularly good job of picking stocks in the energy sector, where stocks such as Weatherford International Ltd. and Valero Energy Corp., which was previously held, were major contributors to performance.

The impact of the Fund's sector allocation was negligible compared to the impact of stock selection; however, our cash position was a drag on performance.

MARKET OUTLOOK: Economic, manufacturing, and jobs reports indicate continued growth with inflation gauges muted, despite surging oil prices. Rising bond yields seem to be having an impact in slowing nascent inflation. The corporate profit outlook continues to be revised upward by analysts and likely will exceed the increased optimism as it has for the past five quarters boding well for the stock market. The Fund is modestly overweight in the information technology and financials sectors and underweight in the utilities and industrials sectors. However, our overall sector exposures are by design quite close to the S&P MidCap 400 Index so that nearly all of our relative performance is driven by individual stock selection.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

Portfolio Managers' Report                            ING INDEX PLUS MIDCAP FUND

[CHART]

                 ING INDEX PLUS
               MIDCAP FUND CLASS I        S&P MIDCAP 400 INDEX
   2/3/98   $               1,000,000     $          1,000,000
  5/31/98   $               1,074,000     $          1,100,504
  5/31/99   $               1,225,547     $          1,231,745
5/31/2000   $               1,589,751     $          1,496,034
5/31/2001   $               1,722,107     $          1,659,403
5/31/2002   $               1,785,544     $          1,699,095
5/31/2003   $               1,626,829     $          1,543,827
5/31/2004   $               2,027,199     $          1,956,511

                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                            -------------------------------------------------------------------------------
                                                                    SINCE INCEPTION        SINCE INCEPTION
                                                                     OF CLASS A & I           OF CLASS B
                                 1 YEAR              5 YEAR         FEBRUARY 3, 1998        MARCH 1, 1999
                            ----------------    ----------------    ----------------       ----------------
Including Sales Charge:
  Class A(1)                           20.54%               9.61%              10.99%                    --
  Class B(2)                           18.42%               9.17%                 --                  10.47%
  Class C(3)                           22.76%               9.75%                 --                     --
  Class I                              24.61%              10.58%              11.82%                    --
  Class O                              24.38%                 --                  --                     --
  Class R                                 --                  --                  --                     --
Excluding Sales Charge:
  Class A                              24.27%              10.28%              11.52%                    --
  Class B                              23.42%               9.45%                 --                  10.59%
  Class C                              23.76%               9.75%                 --                     --
  Class I                              24.61%              10.58%              11.82%                    --
  Class O                              24.38%                 --                  --                     --
  Class R                                 --                  --                  --                     --
S&P MidCap 400 Index(4)                26.73%               9.70%              11.18%(5)              11.48%

                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                          ---------------------------------------------------------------
                            SINCE INCEPTION        SINCE INCEPTION     SINCE INCEPTION
                               OF CLASS C             OF CLASS O          OF CLASS R
                             JUNE 30, 1998          AUGUST 1, 2001     OCTOBER 24, 2003
                            ----------------       ----------------    ----------------
Including Sales Charge:
  Class A(1)                              --                     --                  --
  Class B(2)                              --                     --                  --
  Class C(3)                           10.18%                    --                  --
  Class I                                 --                     --                  --
  Class O                                 --                   6.20%                 --
  Class R                                 --                     --               12.00%
Excluding Sales Charge:
  Class A                                 --                     --                  --
  Class B                                 --                     --                  --
  Class C                              10.18%                    --                  --
  Class I                                 --                     --                  --
  Class O                                 --                   6.20%                 --
  Class R                                 --                     --               12.00%
S&P MidCap 400 Index(4)                10.10%(6)               6.70%               9.15%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the S&P MidCap 400 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(5)  Since inception performance for the index is shown from February 1, 1998.

(6)  Since inception performance for the index is shown from July 1, 1998.

(7)  Since inception performance for the index is shown from November 1, 2003.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Investing in stocks of mid-sized companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of convertible securities may fall when interest rates rise and those with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company, in addition to the expenses of the Fund. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund. The Fund's investments in high yield securities are subject to greater risk than high quality securities, including greater price volatility and principal and income risk. The Fund's investments in foreign securities does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Sub-Adviser's ability to determine which securities to overweight, underweight or avoid altogether can impact the Fund's performance. The lending of securities may have a leveraging effect, which may increase the Fund's volatility. The Fund's portfolio turnover rate impacts performance.

ING INDEX PLUS SMALLCAP FUND                          Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan, CFA, Portfolio Manager and Doug Cote, CFA, Portfolio Manager, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Index Plus SmallCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's ("S&P") SmallCap 600 Index(4), while maintaining a market level of risk.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares provided a total return of 29.35% compared to 31.48% for the S&P SmallCap 600 Index.

PORTFOLIO SPECIFICS: For the year ended May 31, 2004, the S&P SmallCap 600 Index rose a robust 31.48%. During this same time period, there was strong corporate profit and economic and manufacturing growth. All 10 sectors of the S&P SmallCap 600 Index had positive returns; however, the more economically sensitive, cyclical sectors did best. Materials, Industrials, and Consumer Discretionary were strong performing sectors, while Telecommunication Services and utilities were weak. The market rose during the first eight months of the reporting period and was speculative in nature. The stocks that did well tended, in our view, to be low quality stocks. The last four months of the reporting period saw investors begin to focus more on fundamentals, in particular earnings, and on concerns about inflation and interest rates. For this four-month period the market was flat.

We build portfolios to maximize exposure to companies we view as having strong business momentum and high quality earnings, companies that are attractive based on valuation, and companies that are recognized in the marketplace for their attractive qualities in terms of strong relative performance and positive revisions by analysts. This emphasis on high quality stocks hurt our stock selection performance relative to the S&P SmallCap 600 Index during the first eight months of the reporting period, especially within the information technology and materials sectors. The factors that particularly proved ineffective in identifying stocks likely to outperform were price momentum, analyst revisions, and capital expenditure intensity. For example, our underweight to Cerner Corp. and Brooks Automation, Inc., both richly priced with low quality earnings, detracted from performance as their stock prices surged over the period.

In the first quarter of 2004, toward the end of the reporting period, the market began to demand quality, and we recovered some of our underperformance relative to the S&P SmallCap 600 Index that we had incurred during the first eight months. Factors such as earnings quality and valuation began to reassert their historical effectiveness. We did a particularly good job of picking stocks in the financials and consumer discretionary sectors during this period, as stocks such as Fremont General Corp. and Urban Outfitters, Inc. contributed positively to performance.

The impact of the Fund's sector allocation over the reporting period was negligible compared to the impact of stock selection; however, our cash position was a drag on performance.

MARKET OUTLOOK: Economic, manufacturing, and jobs reports indicate continued growth with inflation gauges muted, despite surging oil prices. Rising bond yields seem to be having an impact in slowing nascent inflation. The corporate profit outlook continues to be revised upward by analysts and likely will exceed the increased optimism as it has for the past five quarters boding well for the stock market. The Fund is modestly overweight in the materials and energy sectors and underweight in the industrials and financials sectors. However, our overall sector exposures are by design quite close to the S&P SmallCap 600 Index so that nearly all of our relative performance is driven by individual stock selection.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

Portfolio Managers' Report                          ING INDEX PLUS SMALLCAP FUND

[CHART]

                  ING INDEX PLUS
              SMALLCAP FUND CLASS I       S&P SMALLCAP 600 INDEX
   2/3/98   $               1,000,000     $            1,000,000
  5/31/98   $               1,062,000     $            1,079,098
  5/31/99   $                 978,460     $            1,000,324
5/31/2000   $               1,054,112     $            1,141,828
5/31/2001   $               1,187,633     $            1,296,266
5/31/2002   $               1,295,052     $            1,420,923
5/31/2003   $               1,173,344     $            1,266,298
5/31/2004   $               1,517,728     $            1,664,946

                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                            -------------------------------------------------------------------------------
                                                                    SINCE INCEPTION        SINCE INCEPTION
                                                                     OF CLASS A & I           OF CLASS B
                                 1 YEAR              5 YEAR         FEBRUARY 3, 1998        MARCH 1, 1999
                            ----------------    ----------------    ----------------       ----------------
Including Sales Charge:
  Class A(1)                           25.14%               8.20%               6.02%                    --
  Class B(2)                           23.12%               7.77%                 --                   9.12%
  Class C(3)                           27.34%               8.32%                 --                     --
  Class I                              29.35%               9.17%               6.82%                    --
  Class O                              29.21%                 --                  --                     --
  Class R                                 --                  --                  --                     --
Excluding Sales Charge:
  Class A                              29.01%               8.86%               6.53%                    --
  Class B                              28.12%               8.06%                 --                   9.25%
  Class C                              28.34%               8.32%                 --                     --
  Class I                              29.35%               9.17%               6.82%                    --
  Class O                              29.21%                 --                  --                     --
  Class R                                 --                  --                  --                     --
S&P SmallCap 600 Index(4)              31.48%              10.73%               8.38%(5)              12.33%

                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                          ---------------------------------------------------------------
                            SINCE INCEPTION        SINCE INCEPTION     SINCE INCEPTION
                               OF CLASS C             OF CLASS O          OF CLASS R
                             JUNE 30, 1998          AUGUST 1, 2001     DECEMBER 8, 2003
                            ----------------       ----------------    ----------------
Including Sales Charge:
  Class A(1)                              --                     --                  --
  Class B(2)                              --                     --                  --
  Class C(3)                            5.30%                    --                  --
  Class I                                 --                     --                  --
  Class O                                 --                   8.09%                 --
  Class R                                 --                     --                5.58%
Excluding Sales Charge:
  Class A                                 --                     --                  --
  Class B                                 --                     --                  --
  Class C                               5.30%                    --                  --
  Class I                                 --                     --                  --
  Class O                                 --                   8.09%                 --
  Class R                                 --                     --                5.58%
S&P SmallCap 600 Index(4)               7.55%(6)               8.50%               6.12%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the S&P SmallCap 600 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(5)  Since inception performance for the index is shown from February 1, 1998.

(6)  Since inception performance for the index is shown from July 1, 1998.

(7)  Since inception performance for the index is shown from December 1, 2003.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company, in addition to the expenses of the Fund. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund. The Fund's investments in high yield securities are subject to greater risk than high quality securities, including greater price volatility and principal and income risk. The Fund's investments in foreign securities does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Sub-Adviser's ability to determine which securities to overweight, underweight or avoid altogether can impact the Fund's performance. The lending of securities may have a leveraging effect, which may increase the Fund's volatility. The Fund's portfolio turnover rate impacts performance.

ING STRATEGIC ALLOCATION GROWTH FUND                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, CFA, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Strategic Allocation Growth Fund (the "Fund") seeks to provide capital appreciation.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares returned 15.05%, compared to its custom benchmark, which returned 16.73%.

PORTFOLIO SPECIFICS: The Fund's asset allocation posture helped performance for the year as an overweight in domestic equities and an underweight in fixed income securities paid off for the period, one in which the Russell 3000 Index (representing approximately 98% of U.S. equity market capitalization) returned 19.7% and the Lehman Brothers Aggregate Bond Index lost 0.4%. International equities turned in a surprisingly strong year. The MSCI EAFE Index surged ahead 33.0%, and as a result, our underweight of that asset class detracted from results. These allocations were established in June of 2003 and modified in February of 2004 as we increased our exposure to international equity, given its performance and prospects, while decreasing exposure to fixed income. These changes helped returns, as international equity was a strong performing asset class for the three months ended May 31, 2004, and fixed income was the worst. Just before the end of the period, we further increased our exposure to international securities, bringing it in line with our benchmark weight, and reduced domestic equities to fund the increase.

While asset allocation helped results, underperformance in three of the four portfolio strategies that comprise the Fund (domestic equity, international equity and fixed income) detracted from returns. Domestic small- and mid-cap stocks outperformed large-caps for the period, but the returns we experienced among smaller names were significantly less than that of the market. Our performance among large-cap names was better, but still lagged the market, again due to individual stock selection. Security selection across all domestic equity market capitalizations was weak in the technology and industrials sectors but strong in energy. International equities suffered due to poor security selection, notably among banks, though selection was strong in non-bank financials. Regional allocations were only a minor drag on performance.

In the fixed income component of the Fund, the chief sources of our relative outperformance for the first half of the reporting period were overweights in longer-dated and lower quality investment-grade credits, as well as high yield and emerging markets debt. Long-duration credit and low quality credit both outperformed shorter duration and high quality names. An overweight to mortgage-backed securities also boosted excess returns except in July; however, the exposure to mortgage-backed securities varied over the course of the year. We initiated a short duration posture early in the period, which eventually proved beneficial as the economic expansion proved sustainable in 2004. However, our continued overweight to longer-dated and lower-rated corporates was generally negative later in that year.

Our cash position was a drag on performance.

MARKET OUTLOOK: Economic momentum continues to be positive. We expect consumer spending to remain within trend based on falling unemployment, which may offset the declining impact of tax cuts. While rising gas prices and projected slowdowns in the housing market could have a dampening effect on consumer sentiment, industrial demand appears to be strengthening and inventory levels are at historically low levels, ensuring continued production in the near term. Corporate profits and the quality of earnings continue to improve. Core inflation measures are rising, but we do not believe that inflation will become a serious problem in the medium term considering the high level of productivity and excess capacity in the economy. We expect to see the Federal Reserve ("Fed") raise the Fed Funds rate, which is currently at 1% (a 46-year low), to a more normal but still accommodative level. The yield on the five-year Treasury Note rose to 3.81% by May 31, 2004, from 2.30% a year ago. In the near term, market performance could continue to be volatile due to the Fed's indications that interest rates may rise sooner than anticipated in addition to the uncertainty around geopolitical risks. We remain overweight equities due to our positive outlook for stocks, and are underweight fixed income securities, principally for valuation reasons.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

                       SEE INDEX DESCRIPTIONS ON PAGE 18.

Portfolio Managers' Report                  ING STRATEGIC ALLOCATION GROWTH FUND

[CHART]

            ING STRATEGIC ALLOCATION                       ING STRATEGIC ALLOCATION
              GROWTH FUND CLASS I      RUSSELL 3000 INDEX    GROWTH COMPOSITE INDEX
   1/4/95   $              1,000,000   $       1,000,000   $              1,000,000
  5/31/95   $              1,076,000   $       1,159,209   $              1,121,129
  5/31/96   $              1,338,429   $       1,507,881   $              1,345,517
  5/31/97   $              1,622,629   $       1,884,297   $              1,573,580
  5/31/98   $              1,949,207   $       2,445,317   $              1,889,816
  5/31/99   $              1,987,299   $       2,890,095   $              2,065,159
5/31/2000   $              2,109,989   $       3,231,911   $              2,293,144
5/31/2001   $              2,036,296   $       2,917,712   $              2,225,026
5/31/2002   $              1,875,138   $       2,553,926   $              2,128,897
5/31/2003   $              1,730,143   $       2,356,481   $              2,065,056
5/31/2004   $              1,990,443   $       2,820,863   $              2,410,636

                            AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                            ---------------------------------------------------------------
                                                                       SINCE INCEPTION
                                                                          OF CLASS A
                                   1 YEAR              5 YEAR          JANUARY 20, 1997
                              ----------------    ----------------     ----------------
Including Sales Charge:
  Class A(1)                         8.12%              (1.39)%             2.36%
  Class B(2)                         8.98%              (1.30)%               --
  Class C(3)                        12.95%              (0.97)%               --
  Class I                           15.05%               0.03%                --
Excluding Sales Charge:
  Class A                           14.71%              (0.22)%             3.19%
  Class B                           13.98%              (0.94)%               --
  Class C                           13.95%              (0.97)%               --
  Class I                           15.05%               0.03%                --
Russell 3000 Index(4)               19.71%              (0.48)%             6.65%(5)
Strategic Allocation Growth
  Composite Index(8)                16.73%               3.14%              6.82%(5)

                            AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                            ---------------------------------------------------------------
                              SINCE INCEPTION     SINCE INCEPTION         SINCE INCEPTION
                                 OF CLASS B          OF CLASS C              OF CLASS I
                               MARCH 1, 1999       JUNE 30, 1998          JANUARY 4, 1995
                              ----------------    ----------------        ----------------
Including Sales Charge:
  Class A(1)                          --                  --                      --
  Class B(2)                        0.31%                 --                      --
  Class C(3)                          --               (0.88)%                    --
  Class I                             --                  --                    7.59%
Excluding Sales Charge:
  Class A                             --                  --                      --
  Class B                           0.49%                 --                      --
  Class C                             --               (0.88)%                    --
  Class I                             --                  --                    7.59%
Russell 3000 Index(4)               0.70%               1.87%(6)               11.64%(7)
Strategic Allocation Growth
  Composite Index(8)                4.06%               3.91%(6)                9.79%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the Russell 3000 Index and the Strategic Allocation Growth Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)  Since inception performance for the index is shown from February 1, 1997.

(6)  Since inception performance for the index is shown from July 1, 1998.

(7)  Since inception performance for the index is shown from January 1, 1995.

(8) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 18 for additional information.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in stocks and bonds. Stocks of small- and mid-sized companies generally have greater volatility and less liquidity than larger companies. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. High yield fixed-income securities carry market risks and may experience greater volatility in market value than investment grade fixed-income securities. Investments in mortgage-related securities may entail prepayment risk. Generally when interest rates rise, bond prices fall. The value of convertible securities may fall when interest rates rise. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company. The Fund's portfolio turnover rate impacts performance. The Fund may incur a loss during the use of repurchase agreements. If the seller of a repurchase agreement fails to perform, the Fund may not be able to sell the collateral at the desired time.

ING STRATEGIC ALLOCATION BALANCED FUND                Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, CFA, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Strategic Allocation Balanced Fund (the "Fund") seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares returned 11.47%, compared to its custom benchmark, which returned 12.04%.

PORTFOLIO SPECIFICS: The Fund's asset allocation posture helped performance for the year as an overweight in domestic equities and an underweight in fixed income securities paid off for the period, one in which the Russell 3000 Index (representing approximately 98% of U.S. equity market capitalization) returned 19.7% and the Lehman Brothers Aggregate Bond Index lost 0.4%. International equities turned in a surprisingly strong year. The MSCI EAFE Index surged ahead 33.0%, and as a result, our underweight of that asset class detracted from results. These allocations were established in June of 2003 and modified in February of 2004 as we increased our exposure to international equity, given its performance and prospects, while decreasing exposure to fixed income. These changes helped returns, as international equity was a strong performing asset class for the three months ended May 31, 2004, and fixed income was the worst. Just before the end of the period, we further increased our exposure to international securities, bringing it in line with our benchmark weight, and reduced domestic equities to fund the increase.

While asset allocation helped results, underperformance in three of the four portfolio strategies that comprise the Fund (domestic equity, international equity and fixed income) detracted from returns. Domestic small- and mid-cap stocks outperformed large-caps for the period, but the returns we experienced among smaller names were significantly less than that of the market. Our performance among large-cap names was better, but still lagged the market, again due to stock selection. Security selection across all domestic equity market capitalizations was weak in the technology and industrials sectors, but strong in energy. International equities suffered due to individual security selection, notably among banks, though selection was strong in non-bank financials. Regional allocations were only a minor drag on performance.

In the fixed income component of the Fund, the chief sources of our relative outperformance for the first half of the reporting period were overweights in longer-dated and lower quality investment grade credits as well as high yield and emerging markets debt. Long-duration credit and low quality credit both outperformed shorter duration and high quality names. An overweight to mortgage-backed securities also boosted excess returns except in July; however, our exposure to mortgage-back securities varied over the course of the year. We initiated a short duration posture early in the period, which eventually proved beneficial as the economic expansion proved sustainable in 2004. However, our continued overweight to longer-dated and lower-rated corporates was generally negative later in that year.

Our cash position was a drag on performance.

MARKET OUTLOOK: Economic momentum continues to be positive. We expect consumer spending to remain within trend based on falling unemployment, which may offset the declining impact of tax cuts. While rising gas prices and projected slowdowns in the housing market could have a dampening effect on consumer sentiment, industrial demand appears to be strengthening and inventory levels are at historically low levels, ensuring continued production in the near term. Corporate profits and the quality of earnings continue to improve. Core inflation measures are rising, but we do not believe that inflation will become a serious problem in the medium term considering the high level of productivity and excess capacity in the economy. We expect to see the Federal Reserve ("Fed") raise the Fed Funds rate, which is currently at 1% (a 46-year low), to a more normal but still accommodative level. The yield on the five-year Treasury Note rose to 3.81% by May 31, 2004, from 2.30% a year ago. In the near term, market performance could continue to be volatile due to the Fed's indications that interest rates may rise sooner than anticipated in addition to the uncertainty around geopolitical risks. We remain overweight equities due to our positive outlook for stocks, and are underweight fixed income securities, principally for valuation reasons.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

                       SEE INDEX DESCRIPTIONS ON PAGE 18.

Portfolio Managers' Report                ING STRATEGIC ALLOCATION BALANCED FUND

[CHART]

            ING STRATEGIC ALLOCATION                       ING STRATEGIC ALLOCATION
              BALANCED FUND CLASS I    RUSSEL 3000 INDEX   BALANCED COMPOSITE INDEX
   1/4/95   $              1,000,000   $       1,000,000   $              1,000,000
  5/31/95   $              1,072,000   $       1,159,209   $              1,112,935
  5/31/96   $              1,289,712   $       1,507,881   $              1,288,751
  5/31/97   $              1,517,536   $       1,884,297   $              1,476,127
  5/31/98   $              1,787,148   $       2,445,317   $              1,730,275
  5/31/99   $              1,798,445   $       2,890,095   $              1,869,249
5/31/2000   $              1,875,173   $       3,231,911   $              2,033,801
5/31/2001   $              1,874,561   $       2,917,712   $              2,051,688
5/31/2002   $              1,781,595   $       2,553,926   $              2,030,426
5/31/2003   $              1,705,149   $       2,356,481   $              2,044,076
5/31/2004   $              1,900,702   $       2,820,863   $              2,290,148

                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                              ---------------------------------------------------------------
                                                                          SINCE INCEPTION
                                                                             OF CLASS A
                                      1 YEAR              5 YEAR          JANUARY 20, 1997
                                 ----------------    ----------------     ----------------
Including Sales Charge:
  Class A(1)                           4.74%              (0.35)%               2.60%
  Class B(2)                           5.42%              (0.25)%                 --
  Class C(3)                           9.43%               0.11%                  --
  Class I                             11.47%               1.11%                  --
Excluding Sales Charge:
  Class A                             11.13%               0.84%                3.43%
  Class B                             10.42%               0.12%                  --
  Class C                             10.43%               0.11%                  --
  Class I                             11.47%               1.11%                  --
Russell 3000 Index(4)                 19.71%              (0.48)%               6.65%(5)
Strategic Allocation Balanced
  Composite Index(8)                  12.04%               4.15%                6.84%(5)

                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                              ---------------------------------------------------------------
                                 SINCE INCEPTION     SINCE INCEPTION         SINCE INCEPTION
                                    OF CLASS B          OF CLASS C              OF CLASS I
                                  MARCH 1, 1999       JUNE 30, 1998          JANUARY 4, 1995
                                 ----------------    ----------------        ---------------
Including Sales Charge:
  Class A(1)                              --                  --                      --
  Class B(2)                            0.95%                 --                      --
  Class C(3)                              --               (0.14)%                    --
  Class I                                 --                  --                    7.06%
Excluding Sales Charge:
  Class A                                 --                  --                      --
  Class B                               1.12%                 --                      --
  Class C                                 --               (0.14)%                    --
  Class I                                 --                  --                    7.06%
Russell 3000 Index(4)                   0.70%               1.87%(6)               11.64%(7)
Strategic Allocation Balanced
  Composite Index(8)                    4.77%               4.61%(6)                9.20%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Balanced Fund against the Russell 3000 Index and the Strategic Allocation Balanced Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)  Since inception performance for the index is shown from February 1, 1997.

(6)  Since inception performance for the index is shown from July 1, 1998.

(7)  Since inception performance for the index is shown from January 1, 1995.

(8) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 18 for additional information.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in stocks and bonds. Stocks of small- and mid-sized companies generally have greater volatility and less liquidity than larger companies. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. High yield fixed-income securities carry market risks and may experience greater volatility in market value than investment grade fixed-income securities. Investments in mortgage-related securities may entail prepayment risk. Generally when interest rates rise, bond prices fall. The value of convertible securities may fall when interest rates rise. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company. The Fund's portfolio turnover rate impacts performance. The Fund may incur a loss during the use of repurchase agreements. If the seller of a repurchase agreement fails to perform, the Fund may not be able to sell the collateral at the desired time.

ING STRATEGIC ALLOCATION INCOME FUND                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, CFA, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Strategic Allocation Income Fund (the "Fund") seeks to provide total return consistent with preservation of capital.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares returned 7.57%, compared to its custom benchmark, which returned 6.47%.

PORTFOLIO SPECIFICS: The Fund's asset allocation posture helped performance for the year as an overweight in domestic equities and an underweight in fixed income securities paid off for the period, one in which the Russell 3000 Index (representing approximately 98% of U.S. equity market capitalization) returned 19.7% and the Lehman Brothers Aggregate Bond Index lost 0.4%. These allocations were established in June of 2003 and modified negligibly throughout the year.

While asset allocation helped results, underperformance in two of the three portfolio strategies that comprise the Fund (domestic equity and fixed income) detracted from returns. Domestic small- and mid-cap stocks outperformed large-caps for the period, but the returns we experienced among smaller names were significantly less than that of the market. Our performance among large-cap names was better, but still lagged the market, again due to stock selection. Security selection across all domestic equity market capitalizations was weak in the technology and industrials sectors, but strong in energy.

In the fixed income component of the Fund, the chief sources of our relative outperformance for the first half of the reporting period were overweights in longer-dated and lower quality investment grade credits as well as high yield and emerging markets debt. Long-duration credit and low quality credit both outperformed shorter duration and high quality names. An overweight to mortgage-backed securities also boosted excess returns except in July; however, the exposure to mortgage-backed securities varied over the course of the year. We initiated a short duration posture early in the period, which eventually proved beneficial as the economic expansion proved sustainable in 2004. However, our continued overweight to longer-dated and lower-rated corporates was generally negative later in that year.

MARKET OUTLOOK: Economic momentum continues to be positive. We expect consumer spending to remain within trend based on falling unemployment, which may offset the declining impact of tax cuts. While rising gas prices and projected slowdowns in the housing market could have a dampening effect on consumer sentiment, industrial demand appears to be strengthening and inventory levels are at historically low levels, insuring continued production in the near term. Corporate profits and the quality of earnings continue to improve. Core inflation measures are rising, but we do not believe that inflation will become a serious problem in the medium term considering the high level of productivity and excess capacity in the economy. We expect to see the Federal Reserve ("Fed") raise the Fed Funds rate, which is currently at 1% (a 46-year low), to a more normal but still accommodative level. The yield on the five-year Treasury Note rose to 3.81% by May 31, 2004, from 2.30% a year ago. In the near term, market performance could continue to be volatile due to the Fed's indications that interest rates may rise sooner than anticipated in addition to the uncertainty around geopolitical risks. We remain overweight equities due to our positive outlook for stocks, and are underweight fixed income securities, principally for valuation reasons.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

                       SEE INDEX DESCRIPTIONS ON PAGE 18.

Portfolio Managers' Report                  ING STRATEGIC ALLOCATION INCOME FUND

[CHART]

            ING STRATEGIC ALLOCATION                                          ING STRATEGIC ALLOCATION
               INCOME FUND CLASS I     LEHMAN BROTHERS AGGREGATE BOND INDEX    INCOME COMPOSITE INDEX
   1/4/95   $              1,000,000   $                          1,000,000   $              1,000,000
  5/31/95   $              1,071,000   $                          1,106,332   $              1,104,731
  5/31/96   $              1,244,927   $                          1,154,845   $              1,233,840
  5/31/97   $              1,416,289   $                          1,250,890   $              1,383,865
  5/31/98   $              1,614,675   $                          1,387,407   $              1,582,789
  5/31/99   $              1,655,252   $                          1,447,809   $              1,686,492
5/31/2000   $              1,738,000   $                          1,478,324   $              1,796,419
5/31/2001   $              1,809,973   $                          1,672,207   $              1,881,188
5/31/2002   $              1,783,221   $                          1,807,685   $              1,923,376
5/31/2003   $              1,767,782   $                          2,016,965   $              1,992,557
5/31/2004   $              1,901,567   $                          2,008,049   $              2,121,428

                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                               ---------------------------------------------------------------
                                                                          SINCE INCEPTION
                                                                             OF CLASS A
                                      1 YEAR              5 YEAR          JANUARY 20, 1997
                                  --------------      --------------      ----------------
Including Sales Charge:
  Class A(1)                            1.13%               1.33%                3.43%
  Class B(2)                            1.52%               1.42%                  --
  Class C(3)                            5.45%               1.77%                  --
  Class I                               7.57%               2.81%                  --
Excluding Sales Charge:
  Class A                               7.30%               2.54%                4.27%
  Class B                               6.52%               1.78%                  --
  Class C                               6.45%               1.77%                  --
  Class I                               7.57%               2.81%                  --
Lehman Brothers Aggregate
  Bond Index(4)                        (0.44)%              6.76%                6.89%(5)
Strategic Allocation Income
  Composite Index(8)                    6.47%               4.70%                6.49%(5)

                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                               ---------------------------------------------------------------
                                 SINCE INCEPTION      SINCE INCEPTION        SINCE INCEPTION
                                    OF CLASS B           OF CLASS C             OF CLASS I
                                  MARCH 1, 1999        JUNE 30, 1998         JANUARY 4, 1995
                                 ---------------      ---------------        ---------------
Including Sales Charge:
  Class A(1)                             --                   --                     --
  Class B(2)                           2.26%                  --                     --
  Class C(3)                             --                 1.60%                    --
  Class I                                --                   --                   7.07%
Excluding Sales Charge:
  Class A                                --                   --                     --
  Class B                              2.44%                  --                     --
  Class C                                --                 1.60%                    --
  Class I                                --                   --                   7.07%
Lehman Brothers Aggregate
  Bond Index(4)                        6.43%                6.30%(6)               7.68%(7)
Strategic Allocation Income
  Composite Index(8)                   5.05%                4.89%(6)               8.31%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Income Fund against the Lehman Brothers Aggregate Bond Index and the Strategic Allocation Balanced Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(5)  Since inception performance for the index is shown from February 1, 1997.

(6)  Since inception performance for the index is shown from July 1, 1998.

(7)  Since inception performance for the index is shown from January 1, 1995.

(8) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 18 for additional information.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in stocks and bonds. Stocks of small- and mid-sized companies generally have greater volatility and less liquidity than larger companies. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. High yield fixed-income securities carry market risks and may experience greater volatility in market value than investment grade fixed-income securities. Investments in mortgage-related securities may entail prepayment risk. Generally when interest rates rise, bond prices fall. The value of convertible securities may fall when interest rates rise. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company. The Fund's portfolio turnover rate impacts performance. The Fund may incur a loss during the use of repurchase agreements. If the seller of a repurchase agreement fails to perform, the Fund may not be able to sell the collateral at the desired time.

Portfolio Managers' Report                                Additional Information

ASSET CLASS

                                 ING           ING                ING
                                 STRATEGIC     STRATEGIC          STRATEGIC
                                 ALLOCATION    ALLOCATION         ALLOCATION
                                 GROWTH FUND   BALANCED FUND(1)   INCOME FUND(2)
--------------------------------------------------------------------------------
EQUITIES
 DOMESTIC STOCKS
 Range                             0-100%           0-80%               0-70%

 INTERNATIONAL STOCKS
 Range                              0-20%           0-10%               0-10%

FIXED INCOME
 Range                              0-40%           0-70%              0-100%

MONEY MARKET INSTRUMENTS
 Range                              0-30%           0-30%               0-30%

(1) ING Strategic Allocation Balanced Fund will invest no more than 50% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Growth Composite, Strategic Allocation Income Composite, and Strategic Allocation Balanced Composite indices as benchmarks to which it compares the performance of ING Strategic Allocation Growth Fund, ING Strategic Allocation Income Fund and ING Strategic Allocation Balanced Fund, respectively. Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

                                                             MORGAN STANLEY
                                                             CAPITAL INTERNATIONAL                             91-DAY U.S.
                                              RUSSELL 3000   EUROPE, AUSTRALIA AND   LEHMAN BROTHERS           TREASURY
COMPOSITE INDEX                               INDEX(3)       FAR EAST INDEX(4)       AGGREGATE BOND INDEX(5)   BILL RATE
 Strategic Allocation Growth Composite(6)          70%               10%                      20%                  0%
 Strategic Allocation Balanced Composite(7)        55%                5%                      35%                  5%
 Strategic Allocation Income Composite(8)          35%                0%                      55%                 10%

(3) The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4) The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(6) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

                           ALL INDICES ARE UNMANAGED.
                 AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and
Shareholders of
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Income Fund, each a series of ING Series Fund, Inc., including the portfolios of investments, as of May 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Income Fund as of May 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP


Boston, Massachusetts
July 16, 2004

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                                     ING               ING             ING
                                                                 INDEX PLUS        INDEX PLUS       INDEX PLUS
                                                                  LARGECAP           MIDCAP          SMALLCAP
                                                                    FUND              FUND             FUND
                                                                    ----              ----             ----
ASSETS:
Investments in securities at value+*                           $   473,895,440    $ 199,062,616    $ 74,230,325
Short-term investments at amortized cost                                    --       35,366,067       9,308,878
Repurchase agreement                                                        --        1,200,000         757,000
Cash                                                                 2,710,777              607              --
Cash collateral for futures                                                 --           14,000              --
Receivables:
    Investment securities sold                                      48,040,632               --       3,267,893
    Fund shares sold                                                    62,688          242,946          67,380
    Dividends and interest                                             819,982          150,295          39,539
    Variation margin recievable                                             --            3,441              --
Prepaid expenses                                                        28,844           24,004          22,593
Reimbursement due from manager                                           1,636           13,473          20,946
                                                               ---------------    -------------    ------------
           Total assets                                            525,559,999      236,077,449      87,714,554
                                                               ---------------    -------------    ------------

LIABILITIES:
Payable for investment securities purchased                          7,519,018               --       3,714,289
Payable for fund shares redeemed                                    42,571,183           79,167           7,982
Payable for line of credit                                             500,000               --              --
Payable upon receipt of securities loaned                                   --       35,366,067       9,308,878
Payable to affiliates                                                  332,408          141,427          55,518
Payable to custodian                                                        --               --          17,657
Payable for director fees                                                3,705              822             851
Other accrued expenses and liabilities                                 122,972           89,071          76,975
                                                               ---------------    -------------    ------------
           Total liabilities                                        51,049,286       35,676,554      13,182,150
                                                               ---------------    -------------    ------------
NET ASSETS                                                     $   474,510,713    $ 200,400,895    $ 74,532,404
                                                               ===============    =============    ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                $   524,680,755    $ 174,679,970    $ 61,513,713
Undistributed net investment income                                  1,408,264          296,695              --
Accumulated net realized gain (loss) on investments,
   foreign currencies and futures                                 (143,466,049)      (2,153,004)      2,213,334
Net unrealized appreciation or depreciation on investments,
   foreign currencies and futures                                   91,887,743       27,577,234      10,805,357
                                                               ---------------    -------------    ------------
NET ASSETS                                                     $   474,510,713    $ 200,400,895    $ 74,532,404
                                                               ===============    =============    ============

----------
+Including securities on loan at value                         $            --    $  34,380,914    $  8,986,242
*Cost of investments in securities                             $   382,007,697    $ 171,493,023    $ 63,424,968

                 See Accompanying Notes to Financial Statements

                                                          ING              ING              ING
                                                       INDEX PLUS       INDEX PLUS       INDEX PLUS
                                                        LARGECAP         MID CAP          SMALLCAP
                                                          FUND             FUND             FUND
                                                          ----             ----             ----
CLASS A:
Net Assets                                           $  265,435,994   $  120,295,190   $   39,802,763
Shares authorized                                       100,000,000      100,000,000      100,000,000
Par value                                            $        0.001   $        0.001   $        0.001
Shares outstanding                                       18,700,219        8,324,798        2,703,557
Net asset value and redemption price per share       $        14.19   $        14.45   $        14.72
Maximum offering price per share (3.00%)(1)          $        14.63   $        14.90   $        15.18

CLASS B:
Net Assets                                           $   37,381,894   $   20,839,482   $    9,430,552
Shares authorized                                       100,000,000      100,000,000      100,000,000
Par value                                            $        0.001   $        0.001   $        0.001
Shares outstanding                                        2,649,892        1,481,079          665,463
Net asset value and redemption price per share(2)    $        14.11   $        14.07   $        14.17
Maximum offering price per share                     $        14.11   $        14.07   $        14.17

CLASS C:
Net Assets                                           $   18,846,347   $   11,884,562   $    4,969,601
Shares authorized                                       100,000,000      100,000,000      100,000,000
Par value                                            $        0.001   $        0.001   $        0.001
Shares outstanding                                        1,328,207          838,840          347,252
Net asset value and redemption price per share(2)    $        14.19   $        14.17   $        14.31
Maximum offering price per share                     $        14.19   $        14.17   $        14.31

CLASS I:
Net Assets                                           $  129,534,051   $   21,187,029   $    1,705,004
Shares authorized                                       100,000,000      100,000,000      100,000,000
Par value                                            $        0.001   $        0.001   $        0.001
Shares outstanding                                        9,050,675        1,451,450          114,129
Net asset value and redemption price per share       $        14.31   $        14.60   $        14.94
Maximum offering price per share                     $        14.31   $        14.60   $        14.94

CLASS O:
Net Assets                                           $   20,067,984   $   20,705,167   $   17,368,844
Shares authorized                                       100,000,000      100,000,000      100,000,000
Par value                                            $        0.001   $        0.001   $        0.001
Shares outstanding                                        1,407,704        1,426,416        1,171,692
Net asset value and redemption price per share       $        14.26   $        14.52   $        14.82
Maximum offering price per share                     $        14.26   $        14.52   $        14.82

CLASS R:
Net Assets                                           $    3,244,443   $    5,489,465   $    1,255,640
Shares authorized                                       100,000,000      100,000,000      100,000,000
Par value                                            $        0.001   $        0.001   $        0.001
Shares outstanding                                          229,008          380,430           85,149
Net asset value and redemption price per share       $        14.17   $        14.43   $        14.75
Maximum offering price per share                     $        14.17   $        14.43   $        14.75

----------
(1) Maximum offering price is computed at 100/97 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                                      ING                     ING                     ING
                                                              STRATEGIC ALLOCATION    STRATEGIC ALLOCATION    STRATEGIC ALLOCATION
                                                                     GROWTH                 BALANCED                 INCOME
                                                                      FUND                    FUND                    FUND
                                                                      ----                    ----                    ----
ASSETS:
Investments in securities at value*                           $         65,854,746    $         82,886,492    $         41,138,167
Short-term investments**                                                 1,349,757               4,398,064               4,497,791
Repurchase agreement                                                     3,579,000               6,562,000               5,291,000
Cash                                                                            --                   9,040                      --
Cash collateral for futures                                                338,300                 213,238                 213,700
Foreign currencies at value***                                              21,294                  13,842                      --
Receivables:
    Investment securities sold                                          10,155,106              10,558,668               7,480,286
    Fund shares sold                                                         3,450                   3,000                      --
    Dividends and interest                                                 164,110                 272,774                 183,393
    Variation margin recievable                                                688                   3,344                   2,359
Prepaid expenses                                                            11,020                  15,324                  14,438
Reimbursement due from manager                                               8,341                  11,714                  14,147
                                                              --------------------    --------------------    --------------------
           Total assets                                                 81,485,812             104,947,500              58,835,281
                                                              --------------------    --------------------    --------------------

LIABILITIES:
Payable for investment securities purchased                              3,555,942               9,194,225               6,856,742
Payable for fund shares redeemed                                         7,755,087               5,774,221               8,032,983
Payable for futures variation margin                                           594                  10,135                   1,781
Payable to affiliates                                                       67,839                  85,570                  45,420
Payable to custodian                                                        22,091                      --                   2,830
Payable for director fees                                                    1,037                     807                     874
Other accrued expenses and liabilities                                      64,461                  55,221                  57,246
                                                              --------------------    --------------------    --------------------
           Total liabilities                                            11,467,051              15,120,179              14,997,876
                                                              --------------------    --------------------    --------------------
NET ASSETS                                                    $         70,018,761    $         89,827,321    $         43,837,405
                                                              ====================    ====================    ====================

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $         71,446,428    $         91,003,027    $         42,834,883
Undistributed net investment income                                        316,642                 538,557                 345,646
Accumulated net realized loss on investments,
  foreign currencies and futures                                        (9,031,603)             (9,289,810)             (2,043,266)
Net unrealized appreciation or depreciation on investments,
  foreign currencies and futures                                         7,287,294               7,575,547               2,700,142
                                                              --------------------    --------------------    --------------------
NET ASSETS                                                    $         70,018,761    $         89,827,321    $         43,837,405
                                                              ====================    ====================    ====================

----------
  * Cost of investments in securities                         $         58,570,047    $         75,313,094    $         38,439,429
 ** Cost of short-term investments                            $          1,349,796    $          4,398,175    $          4,497,921
*** Cost of foreign currencies                                $             21,182    $             13,789    $                 --

                 See Accompanying Notes to Financial Statements

                                                             ING                    ING                    ING
                                                     STRATEGIC ALLOCATION   STRATEGIC ALLOCATION   STRATEGIC ALLOCATION
                                                            GROWTH                BALANCED                INCOME
                                                             FUND                   FUND                   FUND
                                                             ----                   ----                   ----
CLASS A:
Net Assets                                           $         45,102,601   $         58,365,680   $         31,487,988
Shares authorized                                             100,000,000            100,000,000            100,000,000
Par value                                            $              0.001   $              0.001   $              0.001
Shares outstanding                                              4,301,898              5,488,982              3,127,594
Net asset value and redemption price per share       $              10.48   $              10.63   $              10.07
Maximum offering price per share (5.75%)(1)          $              11.12   $              11.28   $              10.68

CLASS B:
Net Assets                                           $          2,251,387   $          3,578,283   $          1,178,771
Shares authorized                                             100,000,000            100,000,000            100,000,000
Par value                                            $              0.001   $              0.001   $              0.001
Shares outstanding                                                216,444                338,227                116,765
Net asset value and redemption price per share(2)    $              10.40   $              10.58   $              10.10
Maximum offering price per share                     $              10.40   $              10.58   $              10.10

CLASS C:
Net Assets                                           $            572,493   $            580,676   $            412,780
Shares authorized                                             100,000,000            100,000,000            100,000,000
Par value                                            $              0.001   $              0.001   $              0.001
Shares outstanding                                                 54,772                 54,332                 40,797
Net asset value and redemption price per share(2)    $              10.45   $              10.69   $              10.12
Maximum offering price per share                     $              10.45   $              10.69   $              10.12

CLASS I:
Net Assets                                           $         22,092,280   $         27,302,682   $         10,757,866
Shares authorized                                             100,000,000            100,000,000            100,000,000
Par value                                            $              0.001   $              0.001   $              0.001
Shares outstanding                                              2,090,070              2,542,438              1,057,138
Net asset value and redemption price per share       $              10.57   $              10.74   $              10.18
Maximum offering price per share                     $              10.57   $              10.74   $              10.18

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004

                                                                     ING            ING            ING
                                                                  INDEX PLUS     INDEX PLUS     INDEX PLUS
                                                                   LARGECAP        MIDCAP        SMALLCAP
                                                                     FUND           FUND           FUND
                                                                     ----           ----           ----
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                        $  7,922,073   $  1,809,679   $    449,554
Interest                                                               55,783         28,035          9,371
Securities lending income                                              24,326         10,196         11,609
                                                                 ------------   ------------   ------------
    Total investment income                                         8,002,182      1,847,910        470,534
                                                                 ------------   ------------   ------------

EXPENSES:
Investment management fees                                          2,120,485        635,797        235,352
Distribution and service fees:
    Class A                                                           607,299        220,165         79,241
    Class B                                                           313,523        145,101         65,812
    Class C                                                           136,080         67,797         29,504
    Class O                                                            30,193         30,887         21,092
    Class R                                                             3,420          5,192          1,168
Transfer agent fees                                                   380,347        302,246        196,304
Administrative service fees                                           377,351        113,031         41,840
Shareholder reporting expense                                          95,473         28,884          7,665
Registration fees                                                      62,757         72,001         57,242
Professional fees                                                      40,097         27,833         26,645
Custody and accounting expense                                         77,627         24,521         25,472
Directors' fees                                                        22,494          6,198          2,778
Miscellaneous expense                                                  23,404          6,321          4,624
                                                                 ------------   ------------   ------------
    Total expenses                                                  4,290,550      1,685,974        794,739
Less:
    Net waived and reimbursed (recouped) fees                         (44,980)       156,488        213,242
                                                                 ------------   ------------   ------------
    Net expenses                                                    4,335,530      1,529,486        581,497
                                                                 ------------   ------------   ------------
Net investment income (loss)                                        3,666,652        318,424       (110,963)
                                                                 ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FUTURES:
Net realized gain on:
    Investments                                                    11,332,210      7,748,705      4,381,813
    Futures                                                           207,600        221,617             --
                                                                 ------------   ------------   ------------
Net realized gain on investments and futures                       11,539,810      7,970,322      4,381,813
                                                                 ------------   ------------   ------------
Net change in unrealized appreciation or depreciation on:
    Investments                                                    52,988,045     18,024,076      6,502,063
    Futures                                                                --          7,641             --
                                                                 ------------   ------------   ------------
Net change in unrealized appreciation or depreciation on
   investments and futures                                         52,988,045     18,031,717      6,502,063
                                                                 ------------   ------------   ------------
Net realized and unrealized gain on investments and futures        64,527,855     26,002,039     10,883,876
                                                                 ------------   ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 68,194,507   $ 26,320,463   $ 10,772,913
                                                                 ============   ============   ============
----------
*Foreign taxes                                                   $         --   $         --   $         80

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004

                                                                       ING             ING             ING
                                                                    STRATEGIC       STRATEGIC       STRATEGIC
                                                                    ALLOCATION      ALLOCATION      ALLOCATION
                                                                      GROWTH         BALANCED         INCOME
                                                                       FUND            FUND            FUND
                                                                       ----            ----            ----
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                          $  1,113,870    $  1,172,064    $    430,190
Interest                                                                337,972         941,973         842,749
Securities lending income                                                 6,221          13,270           9,385
                                                                   ------------    ------------    ------------
    Total investment income                                           1,458,063       2,127,307       1,282,324
                                                                   ------------    ------------    ------------

EXPENSES:
Investment management fees                                              589,331         757,153         404,938
Distribution and service fees:
    Class A                                                             110,664         140,097          77,371
    Class B                                                              11,051          17,691           8,363
    Class C                                                               4,732           3,435           3,069
Transfer agent fees                                                      39,618          38,325          38,464
Administrative service fees                                              58,933          75,716          40,494
Shareholder reporting expense                                             9,160          10,585           8,030
Registration fees                                                        58,559          48,241          47,554
Professional fees                                                        29,806          31,091          29,233
Custody and accounting expense                                           38,081          54,343          17,556
Directors' fees                                                           3,285           4,745           2,920
Miscellaneous expense                                                     6,077           7,153           5,407
                                                                   ------------    ------------    ------------
    Total expenses                                                      959,297       1,188,575         683,399
Less:
    Net waived and reimbursed fees                                       97,175         127,701         138,287
                                                                   ------------    ------------    ------------
    Net expenses                                                        862,122       1,060,874         545,112
                                                                   ------------    ------------    ------------
Net investment income                                                   595,941       1,066,433         737,212
                                                                   ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCIES AND FUTURES:
Net realized gain on:
    Investments                                                       6,534,457       7,143,844       2,991,498
    Foreign currencies                                                   42,602          34,299              74
    Futures                                                               6,938           4,295           4,295
                                                                   ------------    ------------    ------------
Net realized gain on investments, foreign currencies and futures      6,583,997       7,182,438       2,995,867
                                                                   ------------    ------------    ------------
Net change in unrealized appreciation or depreciation on:
    Investments                                                       2,895,358       1,712,770        (163,324)
    Foreign currencies                                                  (45,672)        (36,221)            (28)
    Futures                                                                 766             805           1,168
                                                                   ------------    ------------    ------------
Net change in unrealized appreciation or depreciation on
   investments, foreign currencies and futures                        2,850,452       1,677,354        (162,184)
                                                                   ------------    ------------    ------------
Net realized and unrealized gain on investments,
   foreign currencies and futures                                     9,434,449       8,859,792       2,833,683
                                                                   ------------    ------------    ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 10,030,390    $  9,926,225    $  3,570,895
                                                                   ============    ============    ============

----------
*Foreign taxes                                                     $     14,761    $      9,492    $        507

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               ING INDEX PLUS LARGECAP FUND         ING INDEX PLUS MIDCAP FUND
                                                            ---------------------------------    --------------------------------
                                                                 YEAR              YEAR              YEAR              YEAR
                                                                 ENDED             ENDED             ENDED             ENDED
                                                                MAY 31,           MAY 31,           MAY 31,           MAY 31,
                                                                 2004              2003              2004              2003
                                                                 ----              ----              ----              ----
FROM OPERATIONS:
Net investment income                                       $     3,666,652    $    3,096,818    $      318,424    $      129,464
Net realized gain (loss) on investments and futures              11,539,810       (50,143,327)        7,970,322        (8,474,833)
Net change in unrealized appreciation or depreciation on
   investments and futures                                       52,988,045        14,399,843        18,031,717         5,305,471
                                                            ---------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting from
    operations                                                   68,194,507       (32,646,666)       26,320,463        (3,039,898)
                                                            ---------------    --------------    --------------    --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                      (1,509,616)       (1,576,251)          (83,375)               --
    Class B                                                         (12,848)           (3,483)               --                --
    Class C                                                         (31,722)          (30,672)               --                --
    Class I                                                      (1,412,644)       (1,440,407)          (30,188)               --
    Class O                                                         (77,269)          (25,659)          (14,966)               --
    Class R                                                              --                --              (220)               --
Net realized gains:
    Class A                                                              --                --                --          (324,915)
    Class B                                                              --                --                --           (42,712)
    Class C                                                              --                --                --           (33,121)
    Class I                                                              --                --                --           (81,873)
    Class O                                                              --                --                --           (27,040)
                                                            ---------------    --------------    --------------    --------------
Total distributions                                              (3,044,099)       (3,076,472)         (128,749)         (509,661)
                                                            ---------------    --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                171,863,416       133,138,909       120,577,999        64,684,013
Dividends reinvested                                              2,968,301         3,037,188           121,862           474,240
                                                            ---------------    --------------    --------------    --------------
                                                                174,831,717       136,176,097       120,699,861        65,158,253
Cost of shares redeemed                                        (167,308,499)      (90,000,266)      (31,886,855)      (37,959,828)
                                                            ---------------    --------------    --------------    --------------
Net increase in net asset resulting from capital share
   transactions                                                   7,523,218        46,175,831        88,813,006        27,198,425
                                                            ---------------    --------------    --------------    --------------
Net increase in net assets                                       72,673,626        10,452,693       115,004,720        23,648,866
                                                            ---------------    --------------    --------------    --------------

NET ASSETS:
Beginning of year                                               401,837,087       391,384,394        85,396,175        61,747,309
                                                            ---------------    --------------    --------------    --------------
End of year                                                 $   474,510,713    $  401,837,087    $  200,400,895    $   85,396,175
                                                            ===============    ==============    ==============    ==============
Undistributed net investment income at end of year          $     1,408,264    $      807,006    $      296,695    $      123,495
                                                            ===============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          ING STRATEGIC
                                                               ING INDEX PLUS SMALLCAP FUND          ALLOCATION GROWTH FUND
                                                            ---------------------------------    --------------------------------
                                                                 YEAR              YEAR              YEAR              YEAR
                                                                 ENDED             ENDED             ENDED             ENDED
                                                                MAY 31,           MAY 31,           MAY 31,           MAY 31,
                                                                 2004              2003              2004              2003
                                                                 ----              ----              ----              ----
FROM OPERATIONS:
Net investment income (loss)                                $      (110,963)   $      (23,744)   $      595,941    $      496,133
Net realized gain (loss) on investments, foreign currencies
   and futures                                                    4,381,813        (1,703,335)        6,583,997        (6,277,689)
Net change in unrealized appreciation or depreciation on
   investments, foreign currencies and futures                    6,502,063         1,593,405         2,850,452         1,739,045
                                                            ---------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting from
    operations                                                   10,772,913          (133,674)       10,030,390        (4,042,511)
                                                            ---------------    --------------    --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                              --                --          (413,078)          (57,475)
    Class B                                                              --                --            (6,385)               --
    Class C                                                              --                --              (443)               --
    Class I                                                              --                --          (303,624)         (113,963)
Net realized gains:
    Class A                                                              --          (138,414)               --                --
    Class B                                                              --           (27,037)               --                --
    Class C                                                              --           (16,007)               --                --
    Class I                                                              --            (4,276)               --                --
    Class O                                                              --           (20,388)               --                --
                                                            ---------------    --------------    --------------    --------------
Total distributions                                                      --          (206,122)         (723,530)         (171,438)
                                                            ---------------    --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 52,216,592        21,510,229        23,904,803        40,011,481
Dividends reinvested                                                     --           195,900           722,604           171,371
                                                            ---------------    --------------    --------------    --------------
                                                                 52,216,592        21,706,129        24,627,407        40,182,852
Cost of shares redeemed                                         (15,549,404)       (8,163,767)      (28,088,446)      (30,221,215)
                                                            ---------------    --------------    --------------    --------------
Net increase (decrease) in net asset resulting from
   capital share transactions                                    36,667,188        13,542,362        (3,461,039)        9,961,637
                                                            ---------------    --------------    --------------    --------------
Net increase in net assets                                       47,440,101        13,202,566         5,845,821         5,747,688
                                                            ---------------    --------------    --------------    --------------
NET ASSETS:
Beginning of year                                                27,092,303        13,889,737        64,172,940        58,425,252
                                                            ---------------    --------------    --------------    --------------
End of year                                                 $    74,532,404    $   27,092,303    $   70,018,761    $   64,172,940
                                                            ===============    ==============    ==============    ==============
Undistributed net investment income at end of year          $            --    $           --    $      316,642    $      240,578
                                                            ===============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ING STRATEGIC                       ING STRATEGIC
                                                                 ALLOCATION BALANCED FUND            ALLOCATION INCOME FUND
                                                            ---------------------------------    --------------------------------
                                                                 YEAR              YEAR              YEAR              YEAR
                                                                 ENDED             ENDED             ENDED             ENDED
                                                                MAY 31,           MAY 31,           MAY 31,           MAY 31,
                                                                 2004              2003              2004              2003
                                                                 ----              ----              ----              ----
FROM OPERATIONS:
Net investment income                                       $     1,066,433    $      918,567    $      737,212    $      772,415
Net realized gain (loss) on investments, foreign currencies
  and futures                                                     7,182,438        (6,482,336)        2,995,867        (2,177,516)
Net change in unrealized appreciation or depreciation on
  investments, foreign currencies and futures                     1,677,354         2,653,874          (162,184)        1,212,501
                                                            ---------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    operations                                                    9,926,225        (2,909,895)        3,570,895          (192,600)
                                                            ---------------    --------------    --------------    --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                        (543,889)         (378,021)         (338,452)         (333,481)
    Class B                                                          (9,457)           (2,664)           (2,632)           (4,325)
    Class C                                                          (1,327)             (372)             (688)             (885)
    Class I                                                        (428,748)         (422,339)         (245,666)         (269,452)
                                                            ---------------    --------------    --------------    --------------
Total distributions                                                (983,421)         (803,396)         (587,438)         (608,143)
                                                            ---------------    --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 24,236,424        30,451,232        14,201,461        19,493,771
Dividends reinvested                                                982,635           802,939           586,462           607,934
                                                            ---------------    --------------    --------------    --------------
                                                                 25,219,059        31,254,171        14,787,923        20,101,705
Cost of shares redeemed                                         (31,153,941)      (18,100,020)      (22,154,883)      (13,650,753)
                                                            ---------------    --------------    --------------    --------------
Net increase (decrease) in net asset resulting from
   capital share transactions                                    (5,934,882)       13,154,151        (7,366,960)        6,450,952
                                                            ---------------    --------------    --------------    --------------
Net increase (decrease) in net assets                             3,007,922         9,440,860        (4,383,503)        5,650,209
                                                            ---------------    --------------    --------------    --------------

NET ASSETS:
Beginning of year                                                86,819,399        77,378,539        48,220,908        42,570,699
                                                            ---------------    --------------    --------------    --------------
End of year                                                 $    89,827,321    $   86,819,399    $   43,837,405    $   48,220,908
                                                            ===============    ==============    ==============    ==============
Undistributed net investment income at end of year          $       538,557    $      242,397    $      345,646    $      125,727
                                                            ===============    ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                             2004         2003      2002(1)      2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          12.27        13.68       13.72      18.64        17.36        13.70
 Income (loss) from investment operations:
 Net investment income                            $           0.10         0.10        0.05       0.09         0.06         0.07*
 Net realized and unrealized gain (loss)
 on investments                                   $           1.91        (1.40)       0.00**    (4.96)        1.28         3.84
 Total from investment operations                 $           2.01        (1.30)       0.05      (4.87)        1.34         3.91
 Less distributions from:
 Net investment income                            $           0.09         0.11        0.09       0.05         0.06         0.05
 Net realized gain from investments               $             --           --          --         --           --         0.20
 Total distributions                              $           0.09         0.11        0.09       0.05         0.06         0.25
 Net asset value, end of period                   $          14.19        12.27       13.68      13.72        18.64        17.36
 TOTAL RETURN(2)                                  %          16.40        (9.48)       0.34     (26.19)        7.74        28.78

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        265,436      207,230     183,379    173,369      187,566       81,908
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment (3)(4)                  %           0.94         0.95        0.94       0.91         0.91         0.95
 Gross expenses prior to expense
 reimbursement/recoupment(3)                      %           0.93         0.97        0.94       0.91         0.91         1.00
 Net investment income after
 reimbursement/recoupment(3)(4)                   %           0.76         0.88        0.56       0.58         0.31         0.42
 Portfolio turnover rate                          %             79          112          87        117          104           72

                                                                                        CLASS B
                                                        -------------------------------------------------------------------------
                                                                                SEVEN MONTHS                            MARCH 1
                                                          YEAR ENDED MAY 31,       ENDED     YEAR ENDED OCTOBER 31,   1999(5) TO
                                                        ----------------------    MAY 31,    ----------------------   OCTOBER 31,
                                                          2004         2003       2002(1)      2001        2000          1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $          12.21        13.59       13.60        18.57      17.37         15.68
 Income (loss) from investment operations:
 Net investment income (loss)                  $          (0.01)        0.02       (0.02)       (0.03)      0.01         (0.04)*
 Net realized and unrealized gain (loss)
 on investments                                $           1.92        (1.40)       0.01        (4.94)      1.19          1.73
 Total from investment operations              $           1.91        (1.38)      (0.01)       (4.97)      1.20          1.69
 Less distributions from:
 Net investment income                         $           0.01         0.00**        --           --         --            --
 Total distributions                           $           0.01         0.00**        --           --         --            --
 Net asset value, end of period                $          14.11        12.21       13.59        13.60      18.57         17.37
 TOTAL RETURN(2)                               %          15.61       (10.14)      (0.07)      (26.76)      6.91         10.78

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $         37,382       24,228      27,672       28,933     32,666        17,386
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                %           1.69         1.70        1.69         1.66       1.66          1.70
 Gross expenses prior to expense
 reimbursement/recoupment(3)                   %           1.68         1.72        1.69         1.66       1.66          1.75
 Net investment income (loss) after
 reimbursement/recoupment(3)(4)                %          (0.01)        0.13       (0.19)       (0.17)     (0.44)        (0.32)
 Portfolio turnover rate                       %             79          112          87          117        104            72

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                             2004         2003      2002(1)      2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          12.27        13.64       13.64      18.57        17.33        13.74
 Income (loss) from investment operations:
 Net investment income (loss)                     $           0.03         0.05        0.02       0.03           --        (0.01)*
 Net realized and unrealized gain (loss)
 on investments                                   $           1.91        (1.40)      (0.02)     (4.96)        1.24         3.85
 Total from investment operations                 $           1.94        (1.35)       0.00**    (4.93)        1.24         3.84
 Less distributions from:
 Net investment income                            $           0.02         0.02          --         --           --         0.05
 Net realized gain from investments                             --           --          --         --           --         0.20
 Total distributions                              $           0.02         0.02          --         --           --         0.25
 Net asset value, end of period                   $          14.19        12.27       13.64      13.64        18.57        17.33
 TOTAL RETURN(2)                                  %          15.86        (9.88)       0.00     (26.55)        7.17        28.17

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         18,846       16,434      23,267     27,742       51,143       33,439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                   %           1.44         1.45        1.44       1.41         1.41         1.45
 Gross expenses prior to expense
 reimbursement/recoupment(3)                      %           1.43         1.46        1.44       1.41         1.41         1.50
 Net investment income (loss) after
 reimbursement/recoupment(3)(4)                   %           0.25         0.37        0.07       0.08        (0.19)       (0.07)
 Portfolio turnover rate                          %             79          112          87        117          104           72

                                                                                         CLASS I
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                            2004         2003      2002(1)      2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          12.37        13.78       13.83      18.79        17.48        13.78
 Income (loss) from investment operations:
 Net investment income                            $           0.15         0.14        0.07       0.14         0.07         0.11*
 Net realized and unrealized gain (loss)
 on investments                                   $           1.90        (1.41)       0.01      (5.01)        1.32         3.86
 Total from investment operations                 $           2.05        (1.27)       0.08      (4.87)        1.39         3.97
 Less distributions from:
 Net investment income                            $           0.11         0.14        0.13       0.09         0.08         0.07
 Net realized gain from investments               $             --           --          --         --           --         0.20
 Total distributions                              $           0.11         0.14        0.13       0.09         0.08         0.27
 Net asset value, end of period                   $          14.31        12.37       13.78      13.83        18.79        17.48
 TOTAL RETURN(2)                                  %          16.69        (9.18)       0.51     (26.03)        7.99        29.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        129,534      149,091     155,948    136,852      170,673      141,377
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                   %           0.69         0.70        0.69       0.66         0.66         0.70
 Gross expenses prior to expense
 reimbursement/recoupment(3)                      %           0.68         0.72        0.69       0.66         0.66         0.75
 Net investment income after
 reimbursement/recoupment(3)(4)                   %           1.01         1.13        0.81       0.83         0.56         0.67
 Portfolio turnover rate                          %             79          112          87        117          104           72

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS O                             CLASS R
                                                              ------------------------------------------------    ------------
                                                                                   SEVEN MONTHS     AUGUST 1,     DECEMBER 8,
                                                               YEAR ENDED MAY 31,      ENDED       2001(2) TO     2003(2) TO
                                                              --------------------    MAY 31,      OCTOBER 31,       MAY 31,
                                                               2004         2003      2002(1)         2001           2004
--------------------------------------------------------------------------------------------------------------    -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $          12.33       13.76        13.83          15.66           13.52
 Income (loss) from investment operations:
 Net investment income                              $           0.09        0.09         0.07           0.07            0.12
 Net realized and unrealized gain (loss)
 on investments                                     $           1.94       (1.40)       (0.02)         (1.90)           0.64
 Total from investment operations                   $           2.03       (1.31)        0.05          (1.83)           0.76
 Less distributions from:
 Net investment income                              $           0.10        0.12         0.12             --            0.11
 Total distributions                                $           0.10        0.12         0.12             --            0.11
 Net asset value, end of period                     $          14.26       12.33        13.76          13.83           14.17
 TOTAL RETURN(3)                                    %          16.50       (9.46)        0.34         (11.69)           4.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $         20,068       4,854        1,119             18           3,244
 Ratios to average net assets:
 Net Expenses after expense
 reimbursement/recoupment(4)(5)                     %           0.94        0.95         0.94           0.91            1.19
 Gross expenses prior to expense
 reimbursement/recoupment(4)                        %           0.93        0.97         0.94           0.91            1.19
 Net investment income after expense
 reimbursement/recoupment(4)(5)                     %           0.75        0.91         0.50           0.58            0.46
 Portfolio turnover rate                            %             79         112           87            117              79

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND                                  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                             2004         2003      2002(1)      2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          11.64        12.92       10.98      14.72        12.66        10.34
 Income (loss) from investment operations:
 Net investment income                            $           0.03         0.02        0.01       0.03         0.03         0.04*
 Net realized and unrealized gain (loss)
 on investments                                   $           2.79        (1.20)       1.96      (1.73)        3.86         2.32
 Total from investment operations                 $           2.82        (1.18)       1.97      (1.70)        3.89         2.36
 Less distributions from:
 Net investment income                            $           0.01           --        0.03       0.02         0.05         0.04
 Net realized gain from investments               $             --         0.10          --       2.02         1.78           --
 Total distributions                              $           0.01         0.10        0.03       2.04         1.83         0.04
 Net asset value, end of period                   $          14.45        11.64       12.92      10.98        14.72        12.66
 TOTAL RETURN(2)                                  %          24.27        (9.10)      17.94     (12.79)       35.14        22.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        120,295       55,636      41,127     18,805       10,999        3,434
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %           1.00         0.99        1.00       1.00         1.00         1.00
 Gross expenses prior to expense reimbursement(3) %           1.11         1.38        1.31       1.50         1.50         2.03
 Net investment income after reimbursement(3)(4)  %           0.30         0.26        0.15       0.28         0.13         0.30
 Portfolio turnover rate                          %            112          128         190        181          180          131

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS                           MARCH 1
                                                            YEAR ENDED MAY 31,       ENDED     YEAR ENDED OCTOBER 31,  1999(5) TO
                                                         -----------------------    MAY 31,    ----------------------  OCTOBER 31,
                                                            2004         2003       2002(1)       2001       2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        11.40          12.76      10.87         14.62     12.61        11.23
 Income (loss) from investment operations:
 Net investment loss                              $        (0.05)        (0.04)     (0.03)        (0.05)    (0.02)       (0.04)*
 Net realized and unrealized gain (loss)
 on investments                                   $         2.72         (1.22)      1.92         (1.72)     3.79         1.42
 Total from investment operations                 $         2.67         (1.26)      1.89         (1.77)     3.77         1.38
 Less distributions from:
 Net realized gain from investments               $           --          0.10         --          1.98      1.76           --
 Total distributions                              $           --          0.10         --          1.98      1.76           --
 Net asset value, end of period                   $        14.07         11.40      12.76         10.87     14.62        12.61
 TOTAL RETURN(2)                                  %        23.42         (9.84)     17.39        (13.39)    34.09        12.29

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       20,839         7,733      3,942         1,405     1,568          446
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %         1.75          1.74       1.75          1.75      1.75         1.75
 Gross expenses prior to expense reimbursement(3) %         1.86          2.13       2.06          2.25      2.25         2.78
 Net investment loss after reimbursement(3)(4)    %        (0.44)        (0.47)     (0.59)        (0.47)    (0.62)       (0.45)
 Portfolio turnover rate                          %          112           128        190           181       180          131

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                             2004         2003      2002(1)      2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         11.45        12.79       10.87      14.60        12.59         10.33
 Income (loss) from investment operations:
 Net investment loss                              $         (0.03)       (0.02)      (0.02)     (0.02)       (0.02)        (0.02)*
 Net realized and unrealized gain (loss)
 on investments                                   $          2.75        (1.22)       1.94      (1.73)        3.81          2.31
 Total from investment operations                 $          2.72        (1.24)       1.92      (1.75)        3.79          2.29
 Less distributions from:
 Net investment income                            $            --           --          --         --           --          0.03
 Net realized gain from investments               $            --         0.10          --       1.98         1.78            --
 Total distributions                              $            --         0.10          --       1.98         1.78          0.03
 Net asset value, end of period                   $         14.17        11.45       12.79      10.87        14.60         12.59
 TOTAL RETURN(2)                                  %         23.76        (9.66)      17.57     (13.19)       34.41         22.19

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        11,885        5,363       3,200      1,791        1,612           516
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %          1.50         1.49        1.50       1.50         1.50          1.50
 Gross expenses prior to expense
 reimbursement(3)                                 %          1.61         1.88        1.81       2.00         2.00          2.53
 Net investment loss after
 reimbursement(3)(4)                              %         (0.20)       (0.22)      (0.34)     (0.22)       (0.37)        (0.20)
 Portfolio turnover rate                          %           112          128         190        181          180           131

                                                                                         CLASS I
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                            2004         2003       2002(1)      2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $        11.74       13.00       11.05       14.78        12.70      10.36
 Income (loss) from investment operations:
 Net investment income                              $         0.06        0.05        0.04        0.11         0.02       0.07*
 Net realized and unrealized gain (loss)
 on investments                                     $         2.83       (1.21)       1.96       (1.78)        3.90       2.32
 Total from investment operations                   $         2.89       (1.16)       2.00       (1.67)        3.92       2.39
 Less distributions from:
 Net investment income                              $         0.03          --        0.05        0.04         0.06       0.05
 Net realized gain from investments                 $           --        0.10          --        2.02         1.78         --
 Total distributions                                $         0.03        0.10        0.05        2.06         1.84       0.05
 Net asset value, end of period                     $        14.60       11.74       13.00       11.05        14.78      12.70
 TOTAL RETURN(2)                                    %        24.61       (8.89)      18.13      (12.52)       35.42      23.14

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $       21,187      12,007      11,459         456        2,219      6,806
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                                %         0.75        0.75        0.75        0.75         0.75       0.75
 Gross expenses prior to expense
 reimbursement(3)                                   %         0.86        1.13        1.06        1.25         1.25       1.78
 Net investment income after
 reimbursement(3)(4)                                %         0.54        0.50        0.37        0.53         0.38       0.55
 Portfolio turnover rate                            %          112         128         190         181          180        131

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS O                            CLASS R
                                                              -----------------------------------------------     -----------
                                                                                  SEVEN MONTHS     AUGUST 1,      OCTOBER 24,
                                                               YEAR ENDED MAY 31,     ENDED        2001(2) TO      2003(2) TO
                                                              -------------------    MAY 31,      OCTOBER 31,       MAY 31,
                                                               2004         2003     2002(1)         2001            2004
-------------------------------------------------------------------------------------------------------------     -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $          11.69       12.97        11.04          12.42           12.91
 Income (loss) from investment operations:
 Net investment income                              $           0.02        0.02         0.03           0.03            0.03
 Net realized and unrealized gain (loss)
 on investments                                     $           2.83       (1.20)        1.95          (1.41)           1.52
 Total from investment operations                   $           2.85       (1.18)        1.98          (1.38)           1.55
 Less distributions from:
 Net investment income                              $           0.02          --         0.05             --            0.03
 Net realized gain from investments                 $             --        0.10           --             --              --
 Total distributions                                $           0.02        0.10         0.05             --            0.03
 Net asset value, end of period                     $          14.52       11.69        12.97          11.04           14.43
 TOTAL RETURN(3)                                    %          24.38       (9.06)       17.94         (11.11)          12.00

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $         20,705       4,658        2,020             30           5,489
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                %           1.00        0.99         1.00           1.00            1.25
 Gross expenses prior to expense
 reimbursement(4)                                   %           1.11        1.38         1.31           1.50            1.36
 Net investment income after
 reimbursement(4)(5)                                %           0.33        0.29         0.15           0.28            0.16
 Portfolio turnover rate                            %            112         128          190            181             112

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                             2004         2003      2002(1)      2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          11.41        12.78       10.72       11.61        9.92       8.86
 Income (loss) from investment operations:
 Net investment income (loss)                     $          (0.01)        0.00**        --      (0.02)       (0.03)        --*
 Net realized and unrealized gain (loss)
 on investments                                   $           3.32        (1.24)       2.06      (0.87)        1.72       1.07
 Total from investment operations                 $           3.31        (1.24)       2.06      (0.89)        1.69       1.07
 Less distributions from:
 Net investment income                            $             --           --          --         --           --       0.01
 Net realized gain from investments               $             --         0.13          --         --           --         --
 Total distributions                              $             --         0.13          --         --           --       0.01
 Net asset value, end of period                   $          14.72        11.41       12.78      10.72        11.61       9.92
 TOTAL RETURN(2)                                  %          29.01        (9.64)      19.22      (7.67)       17.04      12.13

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         39,803       18,016       9,316      5,020        3,806      2,348
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %           0.99         0.98        1.00       1.00         1.00       1.00
 Gross expenses prior to expense
 reimbursement(3)                                 %           1.39         2.37        2.11       2.10         1.77       2.28
 Net investment income (loss) after
 reimbursement(3)(4)                              %          (0.10)        0.00       (0.06)     (0.16)       (0.30)     (0.02)
 Portfolio turnover rate                          %            126          129          61        118          134         85

                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                               SEVEN MONTHS                             MARCH 1
                                                          YEAR ENDED MAY 31,      ENDED      YEAR ENDED OCTOBER 31,   1999(5) TO
                                                        ---------------------     MAY 31,    ----------------------   OCTOBER 31,
                                                          2004         2003      2002(1)       2001         2000          1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $          11.06        12.50      10.52        11.48         9.88        8.91
 Income (loss) from investment operations:
 Net investment loss                           $          (0.08)       (0.06)     (0.02)       (0.08)       (0.03)*     (0.05)*
 Net realized and unrealized gain (loss)
 on investments                                $           3.19        (1.25)      2.00        (0.88)        1.63        1.02
 Total from investment operations              $           3.11        (1.31)      1.98        (0.96)        1.60        0.97
 Less distributions from:
 Net realized gain from investments            $             --         0.13         --           --           --          --
 Total distributions                           $             --         0.13         --           --           --          --
 Net asset value, end of period                $          14.17        11.06      12.50        10.52        11.48        9.88
 TOTAL RETURN(2)                               %          28.12       (10.42)     18.73        (8.36)       16.19       10.89

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $          9,431        3,586      2,246          498          299         193
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                           %           1.74         1.73       1.75         1.75         1.75        1.75
 Gross expenses prior to expense
 reimbursement(3)                              %           2.14         3.12       2.86         2.85         2.52        3.03
 Net investment loss after
 reimbursement(3)(4)                           %          (0.83)       (0.75)     (0.75)       (0.91)       (1.05)      (0.77)
 Portfolio turnover rate                       %            126          129         61          118          134          85

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                             2004         2003      2002(1)      2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          11.15        12.56       10.57      11.50         9.87         8.84
 Income (loss) from investment operations:
 Net investment loss                              $          (0.07)       (0.03)      (0.02)     (0.09)       (0.03)       (0.05)*
 Net realized and unrealized gain (loss)
 on investments                                   $           3.23        (1.25)       2.01      (0.84)        1.66         1.08
 Total from investment operations                 $           3.16        (1.28)       1.99      (0.93)        1.63         1.03
 Less distributions from:
 Net realized gain from investments               $             --         0.13          --         --           --           --
 Total distributions                              $             --         0.13          --         --           --           --
 Net asset value, end of period                   $          14.31        11.15       12.56      10.57        11.50         9.87
 TOTAL RETURN(2)                                  %          28.34       (10.13)      18.83      (8.09)       16.51        11.66

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $          4,970        2,202         893        395          615          589
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %           1.49         1.48        1.50       1.50         1.50         1.50
 Gross expenses prior to expense reimbursement(3) %           1.89         2.87        2.61       2.60         2.27         2.78
 Net investment loss after reimbursement(3)(4)    %          (0.59)       (0.50)      (0.53)     (0.66)       (0.80)       (0.52)
 Portfolio turnover rate                          %            126          129          61        118          134           85

                                                                                         CLASS I
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                              2004         2003     2002(1)      2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          11.55        12.90       10.80      11.66         9.95         8.87
 Income (loss) from investment operations:
 Net investment income (loss)                     $           0.02         0.01        0.07       0.01        (0.02)        0.02
 Net realized and unrealized gain (loss)
 on investments                                   $           3.37        (1.23)       2.03      (0.87)        1.74         1.08
 Total from investment operations                 $           3.39        (1.22)       2.10      (0.86)        1.72         1.10
 Less distributions from:
 Net investment income                            $             --           --          --         --         0.01         0.02
 Net realized gain from investments               $             --         0.13          --         --           --           --
 Total distributions                              $             --         0.13          --         --         0.01         0.02
 Net asset value, end of period                   $          14.94        11.55       12.90      10.80        11.66         9.95
 TOTAL RETURN(2)                                  %          29.35        (9.40)      19.44      (7.38)       17.35        12.46

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $          1,705          955         322      3,600        4,825        5,902
 Ratios to average net assets:
 Net expenses after expense reimbursement (3)(4)  %           0.74         0.73        0.75       0.75         0.75         0.75
 Gross expenses prior to expense reimbursement(3) %           1.14         2.12        1.86       1.85         1.52         2.03
 Net investment income (loss) after
   reimbursement(3)(4)                            %           0.14         0.18        0.10       0.09        (0.05)        0.22
 Portfolio turnover rate                          %            126          129          61        118          134           85

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS O                           CLASS R
                                                              ------------------------------------------------   -----------
                                                                                    SEVEN MONTHS    AUGUST 1,    DECEMBER 8,
                                                               YEAR ENDED MAY 31,       ENDED      2001(2) TO    2003(2) TO
                                                              -------------------      MAY 31,     OCTOBER 31,     MAY 31,
                                                               2004         2003       2002(1)         2001         2004
--------------------------------------------------------------------------------------------------------------   -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $          11.47       12.85        10.79          12.03        13.97
 Income (loss) from investment operations:
 Net investment income (loss)                       $           0.00*       0.00*          --             --         0.00*
 Net realized and unrealized gain (loss)
 on investments                                     $           3.35       (1.25)        2.06          (1.24)        0.78
 Total from investment operations                   $           3.35       (1.25)        2.06          (1.24)        0.78
 Less distributions from:
 Net realized gain from investments                 $             --        0.13           --             --           --
 Total distributions                                $             --        0.13           --             --           --
 Net asset value, end of period                     $          14.82       11.47        12.85          10.79        14.75
 TOTAL RETURN(3)                                    %          29.21       (9.67)       19.18         (10.31)        5.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $         17,369       2,333        1,113             41        1,256
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                %           0.99        0.98         1.00           1.00         0.99
 Gross expenses prior to expense
 reimbursement(4)                                   %           1.39        2.37         2.11           2.10         1.60
 Net investment income (loss) after
 reimbursement(4)(5)                                %          (0.04)      (0.01)        0.01          (0.16)        0.02
 Portfolio turnover rate                            %            126         129           61            118          126

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                              2004        2003      2002(1)      2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $           9.22        10.05        9.52      11.93        12.06        11.09
 Income (loss) from investment operations:
 Net investment income                            $           0.07         0.06        0.04       0.13         0.25         0.19*
 Net realized and unrealized gain (loss)
 on investments                                   $           1.28        (0.87)       0.62      (2.40)        0.71         1.26
 Total from investment operations                 $           1.35        (0.81)       0.66      (2.27)        0.96         1.45
 Less distributions from:
 Net investment income                            $           0.09         0.02        0.13       0.14         0.20         0.17
 Net realized gain from investments               $             --           --          --         --         0.89         0.31
 Total distributions                              $           0.09         0.02        0.13       0.14         1.09         0.48
 Net asset value, end of period                   $          10.48         9.22       10.05       9.52        11.93        12.06
 TOTAL RETURN(2)                                  %          14.71        (8.02)       6.94     (19.23)        8.34        13.35

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         45,103       38,801      26,925     23,011       25,131       16,252
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %           1.25         1.25        1.25       1.25         1.25         1.45
 Gross expenses prior to expense
 reimbursement(3)                                 %           1.38         1.64        1.50       1.41         1.35         1.51
 Net investment income after
 reimbursement(3)(4)                              %           0.73         0.92        0.60       1.23         1.51         1.61
 Portfolio turnover rate                          %            222          236         149        242          248          132

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS                           MARCH 1
                                                            YEAR ENDED MAY 31,       ENDED    YEAR ENDED OCTOBER 31,  1999(5) TO
                                                         -----------------------    MAY 31,   ----------------------  OCTOBER 31,
                                                             2004          2003     2002(1)     2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $           9.19        10.06        9.51     11.93        12.06       11.21
 Income (loss) from investment operations:
 Net investment income (loss)                     $          (0.01)*       0.01       (0.01)     0.05         0.12        0.07*
 Net realized and unrealized gain (loss)
 on investments                                   $           1.29        (0.88)       0.61     (2.40)        0.76        0.78
 Total from investment operations                 $           1.28        (0.87)       0.60     (2.35)        0.88        0.85
 Less distributions from:
 Net investment income                            $           0.07           --        0.05      0.07         0.12          --
 Net realized gain from investments               $             --           --          --        --         0.89          --
 Total distributions                              $           0.07           --        0.05      0.07         1.01          --
 Net asset value, end of period                   $          10.40         9.19       10.06      9.51        11.93       12.06
 TOTAL RETURN(2)                                  %          13.98        (8.65)       6.36    (19.82)        7.58        7.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $          2,251          220         159       175          193         116
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %           2.00         2.00        2.00      2.00         2.00        2.20
 Gross expenses prior to expense
 reimbursement(3)                                 %           2.13         2.39        2.25      2.16         2.10        2.26
 Net investment income (loss) after
 reimbursement(3)(4)                              %          (0.02)        0.15       (0.14)     0.48         0.76        0.86
 Portfolio turnover rate                          %            222          236         149       242          248         132

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations of class.

* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (CONTINUED)            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                             2004         2003      2002(1)      2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $           9.18        10.06        9.49      11.89        12.03        11.11
 Income (loss) from investment operations:
 Net investment income                            $          (0.00)**      0.05        0.01       0.06         0.17         0.10*
 Net realized and unrealized gain (loss)
 on investments                                   $           1.28        (0.93)       0.60      (2.41)        0.71         1.26
 Total from investment operations                 $           1.28        (0.88)       0.61      (2.35)        0.88         1.36
 Less distributions from:
 Net investment income                            $           0.01           --        0.04       0.05         0.13         0.13
 Net realized gain from investments               $             --           --          --         --         0.89         0.31
 Total distributions                              $           0.01           --        0.04       0.05         1.02         0.44
 Net asset value, end of period                   $          10.45         9.18       10.06       9.49        11.89        12.03
 TOTAL RETURN(2)                                  %          13.95        (8.75)       6.48     (19.84)        7.57        12.47

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $            572          444       1,743      1,999        2,731        2,626
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %           2.00         2.00        2.00       2.00         2.00         2.20
 Gross expenses prior to expense
 reimbursement(3)                                 %           2.13         2.39        2.25       2.16         2.10         2.26
 Net investment income (loss) after
 reimbursement(3)(4)                              %          (0.03)        0.08       (0.14)      0.48         0.76         0.86
 Portfolio turnover rate                          %            222          236         149        242          248          132

                                                                                          CLASS I
                                                         ------------------------------------------------------------------------
                                                                                    SEVEN
                                                                                    MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                            2004         2003       2002(1)      2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          9.29        10.12        9.60       12.03        12.14        11.14
 Income (loss) from investment operations:
 Net investment income                            $          0.11         0.10        0.05        0.17         0.18         0.22*
 Net realized and unrealized gain (loss)
 on investments                                   $          1.28        (0.89)       0.62       (2.44)        0.82         1.27
 Total from investment operations                 $          1.39        (0.79)       0.67       (2.27)        1.00         1.49
 Less distributions from:
 Net investment income                            $          0.11         0.04        0.15        0.16         0.22         0.18
 Net realized gain from investments               $            --           --          --          --         0.89         0.31
 Total distributions                              $          0.11         0.04        0.15        0.16         1.11         0.49
 Net asset value, end of period                   $         10.57         9.29       10.12        9.60        12.03        12.14
 TOTAL RETURN(2)                                  %         15.05        (7.73)       7.05      (19.05)        8.62        13.66

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        22,092       24,707      29,599      30,463       42,626       41,936
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %          1.00         1.00        1.00        1.00         1.00         1.20
 Gross expenses prior to expense
 reimbursement(3)                                 %          1.13         1.39        1.25        1.16         1.10         1.26
 Net investment income after
 reimbursement(3)(4)                              %          0.98         1.14        0.86        1.48         1.76         1.86
 Portfolio turnover rate                          %           222          236         149         242          248          132

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                            YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                         -----------------------    MAY 31,   -----------------------------------
                                                             2004         2003      2002(1)      2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $           9.66        10.24        9.86      11.65        11.67        11.01
 Income (loss) from investment operations:
 Net investment income                            $           0.11         0.11        0.06       0.21         0.35         0.27*
 Net realized and unrealized gain (loss)
 on investments                                   $           0.96        (0.59)       0.53      (1.76)        0.43         0.83
 Total from investment operations                 $           1.07        (0.48)       0.59      (1.55)        0.78         1.10
 Less distributions from:
 Net investment income                            $           0.10         0.10        0.21       0.24         0.27         0.20
 Net realized gain from investments               $             --           --          --         --         0.53         0.24
 Total distributions                              $           0.10         0.10        0.21       0.24         0.80         0.44
 Net asset value, end of period                   $          10.63         9.66       10.24       9.86        11.65        11.67
 TOTAL RETURN(2)                                  %          11.13        (4.59)       6.01     (13.53)        7.02        10.10

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         58,366       51,521      39,763     32,912       32,868       15,389
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %           1.20         1.20        1.20       1.20         1.20         1.45
 Gross expenses prior to expense
 reimbursement(3)                                 %           1.33         1.50        1.42       1.36         1.33         1.53
 Net investment income after
 reimbursement(3)(4)                              %           1.04         1.21        1.08       2.02         2.29         2.29
 Portfolio turnover rate                          %            288          277         129        204          239          125

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                 SEVEN MONTHS                           MARCH 1
                                                            YEAR ENDED MAY 31,       ENDED    YEAR ENDED OCTOBER 31,  1999(5) TO
                                                         -----------------------    MAY 31,   ----------------------  OCTOBER 31,
                                                             2004          2003     2002(1)     2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $           9.65        10.27        9.85      11.66        11.68        11.09
 Income (loss) from investment operations:
 Net investment income                            $           0.04         0.02        0.03       0.14         0.18         0.12*
 Net realized and unrealized gain (loss)
 on investments                                   $           0.96        (0.56)       0.51      (1.77)        0.52         0.47
 Total from investment operations                 $           1.00        (0.54)       0.54      (1.63)        0.70         0.59
 Less distributions from:
 Net investment income                            $           0.07         0.08        0.12       0.18         0.19           --
 Net realized gain from investments               $             --           --          --         --         0.53           --
 Total distributions                              $           0.07         0.08        0.12       0.18         0.72           --
 Net asset value, end of period                   $          10.58         9.65       10.27       9.85        11.66        11.68
 TOTAL RETURN(2)                                  %          10.42        (5.25)       5.54     (14.18)        6.24         5.32

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $          3,578          478         128        184          139          105
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %           1.95         1.95        1.95       1.95         1.95         2.20
 Gross expenses prior to expense
 reimbursement(3)                                 %           2.08         2.25        2.17       2.11         2.08         2.28
 Net investment income after
 reimbursement(3)(4)                              %           0.29         0.47        0.37       1.27         1.54         1.54
 Portfolio turnover rate                          %            288          277         129        204          239          125

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION BALANCED FUND (CONTINUED)          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS C
                                                     -------------------------------------------------------------------
                                                                           SEVEN MONTHS
                                                      YEAR ENDED MAY 31,       ENDED          YEAR ENDED OCTOBER 31,
                                                     -------------------      MAY 31,     ------------------------------
                                                       2004       2003        2002(1)       2001       2000       1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $     9.73      10.31         9.90        11.66      11.65      11.04
 Income (loss) from investment operations:
 Net investment income                            $     0.03       0.03         0.03         0.18       0.03       0.18*
 Net realized and unrealized gain (loss)
 on investments                                   $     0.98      (0.58)        0.51        (1.81)      0.66       0.83
 Total from investment operations                 $     1.01      (0.55)        0.54        (1.63)      0.69       1.01
 Less distributions from:
 Net investment income                            $     0.05       0.03         0.13         0.13       0.15       0.16
 Net realized gain from investments               $       --         --           --           --       0.53       0.24
 Total distributions                              $     0.05       0.03         0.13         0.13       0.68       0.40
 Net asset value, end of period                   $    10.69       9.73        10.31         9.90      11.66      11.65
 TOTAL RETURN(2)                                  %    10.43      (5.30)        5.52       (14.10)      6.15       9.30

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      581        148          116          123        169        127
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %     1.95       1.90         1.95         1.95       1.95       2.20
 Gross expenses prior to expense
 reimbursement(3)                                 %     2.08       2.20         2.17         2.11       2.08       2.28
 Net investment income after
 reimbursement(3)(4)                              %     0.29       0.42         0.34         1.27       1.54       1.54
 Portfolio turnover rate                          %      288        277          129          204        239        125

                                                                                   CLASS I
                                                     -------------------------------------------------------------------
                                                                           SEVEN MONTHS
                                                      YEAR ENDED MAY 31,       ENDED           YEAR ENDED OCTOBER 31,
                                                     -------------------      MAY 31,     ------------------------------
                                                       2004       2003        2002(1)       2001       2000       1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $     9.75      10.33         9.96        11.76      11.76      11.08
 Income (loss) from investment operations:
 Net investment income                            $     0.15       0.14         0.08         0.27       0.27       0.30*
 Net realized and unrealized gain (loss)
 on investments                                   $     0.96      (0.59)        0.52        (1.80)      0.55       0.83
 Total from investment operations                 $     1.11      (0.45)        0.60        (1.53)      0.82       1.13
 Less distributions from:
 Net investment income                            $     0.12       0.13         0.23         0.27       0.29       0.21
 Net realized gain from investments               $       --         --           --           --       0.53       0.24
 Total distributions                              $     0.12       0.13         0.23         0.27       0.82       0.45
 Net asset value, end of period                   $    10.74       9.75        10.33         9.96      11.76      11.76
 TOTAL RETURN(2)                                  %    11.47      (4.29)        6.11       (13.28)      7.29      10.31

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $   27,303     34,672       37,372       37,961     49,898     48,440
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %     0.95       0.95         0.95         0.95       0.95       1.20
 Gross expenses prior to expense
 reimbursement(3)                                 %     1.08       1.25         1.17         1.11       1.08       1.28
 Net investment income after
 reimbursement(3)(4)                              %     1.29       1.44         1.35         2.27       2.54       2.54
 Portfolio turnover rate                          %      288        277          129          204        239        125

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

+   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                     --------------------------------------------------------------------
                                                                           SEVEN MONTHS
                                                      YEAR ENDED MAY 31,       ENDED          YEAR ENDED OCTOBER 31,
                                                     -------------------      MAY 31,     -------------------------------
                                                       2004       2003        2002(1)       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      9.49       9.74         9.71        10.62      10.48      10.15
 Income (loss) from investment operations:
 Net investment income                            $      0.14       0.16         0.11         0.29       0.42       0.31*
 Net realized and unrealized gain (loss)
 on investments                                   $      0.55      (0.28)        0.29        (0.86)      0.34       0.46
 Total from investment operations                 $      0.69      (0.12)        0.40        (0.57)      0.76       0.77
 Less distributions from:
 Net investment income                            $      0.11       0.13         0.37         0.34       0.28       0.22
 Net realized gain from investments               $        --         --           --           --       0.34       0.22
 Total distributions                              $      0.11       0.13         0.37         0.34       0.62       0.44
 Net asset value, end of period                   $     10.07       9.49         9.74         9.71      10.62      10.48
 TOTAL RETURN(2)                                  %      7.30      (1.12)        4.24        (5.50)      7.65       7.65

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $    31,488     29,223       23,120       20,973     18,220     10,371
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %      1.15       1.15         1.15         1.15       1.15       1.45
 Gross expenses prior to expense
 reimbursement(3)                                 %      1.42       1.65         1.56         1.50       1.44       1.70
 Net investment income after
 reimbursement(3)(4)                              %      1.38       1.82         1.99         3.05       3.44       2.98
 Portfolio turnover rate                          %       372        286          101          165        195        120

                                                                                  CLASS B
                                                    ---------------------------------------------------------------------
                                                                          SEVEN MONTHS                           MARCH 1
                                                      YEAR ENDED MAY 31,      ENDED    YEAR ENDED OCTOBER 31,  1999(5) TO
                                                    ---------------------    MAY 31,   ----------------------  OCTOBER 31,
                                                        2004       2003      2002(1)     2001       2000          1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      9.52       9.80      9.73       10.63      10.49        10.08
 Income (loss) from investment operations:
 Net investment income                            $      0.05       0.10      0.04        0.27       0.38         0.16*
 Net realized and unrealized gain (loss)
 on investments                                   $      0.57      (0.28)     0.31       (0.91)      0.31         0.25
 Total from investment operations                 $      0.62      (0.18)     0.35       (0.64)      0.69         0.41
 Less distributions from:
 Net investment income                            $      0.04       0.10      0.28        0.26       0.21           --
 Net realized gain from investments               $        --         --        --          --       0.34           --
 Total distributions                              $      0.04       0.10      0.28        0.26       0.55           --
 Net asset value, end of period                   $     10.10       9.52      9.80        9.73      10.63        10.49
 TOTAL RETURN(2)                                  %      6.52      (1.77)     3.66       (6.14)      6.91         4.07

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     1,179        669       217         125        115          123
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %      1.90       1.90      1.90        1.90       1.90         2.20
 Gross expenses prior to expense
 reimbursement(3)                                 %      2.17       2.40      2.31        2.25       2.19         2.45
 Net investment income after
 reimbursement(3)(4)                              %      0.63       1.07      1.21        2.30       2.69         2.23
 Portfolio turnover rate                          %       372        286       101         165        195          120

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations of class.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND (CONTINUED)            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                                     -------------------------------------------------------------------
                                                                           SEVEN MONTHS
                                                      YEAR ENDED MAY 31,       ENDED          YEAR ENDED OCTOBER 31,
                                                     -------------------      MAY 31,     -------------------------------
                                                       2004       2003        2002(1)       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      9.54       9.76        9.69        10.59      10.46      10.18
 Income (loss) from investment operations:
 Net investment income                            $      0.05       0.10        0.09         0.24       0.32       0.23
 Net realized and unrealized gain (loss)
 on investments                                   $      0.56      (0.28)       0.27        (0.88)      0.36       0.46
 Total from investment operations                 $      0.61      (0.18)       0.36        (0.64)      0.68       0.69
 Less distributions from:
 Net investment income                            $      0.03       0.04        0.29         0.26       0.21       0.19
 Net realized gain from investments               $        --         --          --           --       0.34       0.22
 Total distributions                              $      0.03       0.04        0.29         0.26       0.55       0.41
 Net asset value, end of period                   $     10.12       9.54        9.76         9.69      10.59      10.46
 TOTAL RETURN(2)                                  %      6.45      (1.80)       3.74        (6.18)      6.81       6.88

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       413        201         240          251        275        304
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %      1.90       1.90        1.90         1.90       1.90       2.20
 Gross expenses prior to expense
 reimbursement(3)                                 %      2.17       2.40        2.31         2.25       2.19       2.45
 Net investment income after
 reimbursement(3)(4)                              %      0.63       1.07        1.23         2.30       2.69       2.23
 Portfolio turnover rate                          %       372        286         101          165        195        120

                                                                                   CLASS I
                                                     -------------------------------------------------------------------
                                                                           SEVEN MONTHS
                                                      YEAR ENDED MAY 31,       ENDED          YEAR ENDED OCTOBER 31,
                                                     -------------------      MAY 31,     -------------------------------
                                                       2004       2003        2002(1)       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $     9.59       9.84         9.82        10.73      10.57      10.21
 Income (loss) from investment operations:
 Net investment income                            $     0.20       0.20         0.13         0.37       0.33       0.34
 Net realized and unrealized gain (loss)
 on investments                                   $     0.52      (0.29)        0.29        (0.92)      0.47       0.46
 Total from investment operations                 $     0.72      (0.09)        0.42        (0.55)      0.80       0.80
 Less distributions from:
 Net investment income                            $     0.13       0.16         0.40         0.36       0.30       0.22
 Net realized gain from investments               $       --         --           --           --       0.34       0.22
 Total distributions                              $     0.13       0.16         0.40         0.36       0.64       0.44
 Net asset value, end of period                   $    10.18       9.59         9.84         9.82      10.73      10.57
 TOTAL RETURN(2)                                  %     7.57      (0.87)        4.34        (5.24)      7.93       7.99

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $    10,758    18,127       18,994       20,201     26,494     24,107
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %     0.90       0.90         0.90         0.90       0.90       1.20
 Gross expenses prior to expense
 reimbursement(3)                                 %     1.17       1.40         1.31         1.25       1.19       1.45
 Net investment income after
 reimbursement(3)(4)                              %     1.63       2.07         2.25         3.30       3.69       3.23
 Portfolio turnover rate                          %      372        286          101          165        195        120

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2004

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-one separate funds which comprise the ING Series Fund, Inc. The six funds (each a "Fund", collectively the "Funds") that are in this report are: ING Index Plus LargeCap Fund ("Index Plus LargeCap"), ING Index Plus MidCap Fund ("Index Plus MidCap"), ING Index Plus SmallCap Fund ("Index Plus SmallCap"), ING Strategic Allocation Growth Fund ("Strategic Allocation Growth"), ING Strategic Allocation Balanced Fund ("Strategic Allocation Balanced") and ING Strategic Allocation Income Fund ("Strategic Allocation Income").

Each Fund offers the following classes of shares: Class A, Class B, Class C, and Class I. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap also offer Class O and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged Aeltus Investment Management, Inc. ("ING Aeltus"), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC is the principal underwriter of the Funds. ING Funds Distributor, LLC, ING Investments and ING Aeltus are indirect wholly-owned subsidiaries of ING Groep N.V. ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

    Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

        (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. SWAP CONTRACTS. Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K. ILLIQUID AND RESTRICTED SECURITIES. ING Strategic Allocation Growth, ING Strategic Allocation Balanced, and ING Strategic Allocation Income may not invest more than 15% of its net assets in illiquid securities. ING Index Plus LargeCap, ING Index Plus MidCap and ING Index Plus SmallCap may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L. DELAYED DELIVERY TRANSACTIONS. Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short term securities, were as follows:

                                     PURCHASES          SALES
                                     ---------          -----
Index Plus LargeCap               $ 377,510,443    $ 365,416,765
Index Plus MidCap                   246,660,910      155,951,698
Index Plus SmallCap                 101,353,058       64,716,122
Strategic Allocation Growth         117,361,405      119,553,374
Strategic Allocation Balanced       133,503,752      132,311,927
Strategic Allocation Income          64,886,837       60,221,025

U.S. Government securities not included above were as follows:

                                     PURCHASES          SALES
                                     ---------          -----
Strategic Allocation Growth       $  39,439,636    $  42,026,043
Strategic Allocation Balanced       128,420,421      136,616,423
Strategic Allocation Income         114,682,285      122,772,198

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments (the "Investment Manager" or the "Adviser"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap -- 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion; for Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income -- 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING Aeltus. Subject to such policies as the Board or the Investment Manager may determine, ING Aeltus manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company ("ILIAC"), under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap and up to 0.400% of the average daily net assets associated with respect to Class A and Class I shares of Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income Funds. For the year ended May 31, 2004, ILIAC received $1,805,243 for its services.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

                            CLASS A      CLASS B      CLASS C      CLASS O      CLASS R
                            -------      -------      -------      -------      -------
Index Plus LargeCap          0.25%        1.00%        0.75%        0.25%        0.50%
Index Plus MidCap            0.25%        1.00%        0.75%        0.25%        0.50%
Index Plus SmallCap          0.25%        1.00%        0.75%        0.25%        0.50%
Strategic Allocation
   Growth                    0.25%        1.00%        1.00%         N/A          N/A
Strategic Allocation
   Balanced                  0.25%        1.00%        1.00%         N/A          N/A
Strategic Allocation
   Income                    0.25%        1.00%        1.00%         N/A          N/A

Presently, the Funds' class specific expenses are limited to a Distribution Fee or Service Fees incurred in connection with Class A, a combined Distribution and Service Fees in connection with Class B and Class C shares and Services Fees in connection with Class O shares.

For the year ended May 31, 2004, the Distributor has retained $65,980 as sales charges from proceeds of Class A Shares sold, and $57,374 and $8,340 from the proceeds of Class A and Class C shares redeemed, respectively.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                               ACCRUED
                             ACCRUED                         SHAREHOLDER
                           INVESTMENT        ACCRUED         SERVICE AND
                           MANAGEMENT    ADMINISTRATIVE     DISTRIBUTION
                              FEES            FEES              FEES            TOTAL
                              ----            ----              ----            -----
Index Plus
   LargeCap              $    193,500     $     34,441     $    104,467     $    332,408
Index Plus
   MidCap                      73,357           13,041           55,029          141,427
Index Plus
   SmallCap                    27,545            4,897           23,076           55,518
Strategic
   Allocation
   Growth                      51,040            5,104           11,695           67,839
Strategic
   Allocation
   Balanced                    63,629            6,363           15,578           85,570
Strategic
   Allocation
   Income                      34,151            3,415            7,854           45,420

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

On May 28, 2004, an affiliated shareholder who owned 9.8%, 12.5%, 6.9%, and 22.4% of the Index Plus LargeCap, Strategic Allocation Growth, Strategic Allocation Balanced, and Strategic Allocation Income Funds, respectively, redeemed their shares.

NOTE 7 -- EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with each of the Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                 CLASS A      CLASS B      CLASS C      CLASS I      CLASS O      CLASS R
                 -------      -------      -------      -------      -------      -------
Index Plus
   LargeCap        0.95%        1.70%        1.45%        0.70%        0.95%        1.20%
Index Plus
   MidCap          1.00%        1.75%        1.50%        0.75%        1.00%        1.25%
Index Plus
   SmallCap        1.00%        1.75%        1.50%        0.75%        1.00%        1.25%
Strategic
   Allocation
   Growth          1.25%        2.00%        2.00%        1.00%         N/A          N/A
Strategic
   Allocation
   Balanced        1.20%        1.95%        1.95%        0.95%         N/A          N/A
Strategic
   Allocation
   Income          1.15%        1.90%        1.90%        0.90%         N/A          N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

                                    MAY 31,
                    -------------------------------------
                       2005          2006          2007         TOTAL
                       ----          ----          ----         -----
Index Plus
   LargeCap         $      --     $   1,636     $      --     $   1,636
Index Plus
   MidCap              27,195       235,200       156,488       418,883
Index Plus
   SmallCap            30,492       243,796       213,242       487,530
Strategic
   Allocation
   Growth              34,000       194,782        97,175       325,957
Strategic
   Allocation
   Balanced            40,451       206,955       127,701       375,107
Strategic
   Allocation
   Income              42,470       204,836       138,287       385,593

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The Index Plus LargeCap Fund utilized the line of credit for three days during the year ended May 31, 2004, with an approximate average daily balance of $500,000 and an approximate weighted average interest rate of 1.50%. The balance outstanding at May 31, 2004 was $500,000.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                 CLASS A SHARES                 CLASS B SHARES               CLASS C SHARES
                                         -----------------------------   ---------------------------   ---------------------------
                                             YEAR             YEAR            YEAR           YEAR           YEAR           YEAR
                                             ENDED            ENDED           ENDED          ENDED          ENDED          ENDED
                                            MAY 31,          MAY 31,         MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                             2004             2003            2004           2003           2004           2003
                                             ----             ----            ----           ----           ----           ----
INDEX PLUS LARGE CAP (NUMBER OF SHARES)
Shares sold                                  5,766,295       6,729,862      1,102,004        510,626        315,112        300,904
Dividends reinvested                           110,766         134,317            856            269          2,141          2,375
Shares redeemed                             (4,060,454)     (3,390,388)      (436,490)      (564,062)      (328,327)      (669,644)
                                         -------------   -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
  outstanding                                1,816,607       3,473,791        666,370        (53,167)       (11,074)      (366,365)
                                         =============   =============   ============   ============   ============   ============
INDEX PLUS LARGE CAP ($)
Shares sold                              $  78,150,922   $  76,474,247   $ 15,032,262   $  5,860,620   $  4,330,594   $  3,481,766
Dividends reinvested                         1,449,922       1,548,676         11,183          3,094         28,074         27,451
Shares redeemed                            (54,588,090)    (39,287,542)    (5,999,228)    (6,431,230)    (4,499,572)    (7,703,217)
                                         -------------   -------------   ------------   ------------   ------------   ------------
Net increase (decrease)                  $  25,012,754   $  38,735,381   $  9,044,217   $   (567,516)  $   (140,904)  $ (4,194,000)
                                         =============   =============   ============   ============   ============   ============

                                                        CLASS I SHARES                     CLASS O SHARES          CLASS R SHARES
                                               -------------------------------   -------------------------------   --------------
                                                    YEAR              YEAR             YEAR             YEAR          DECEMBER 8,
                                                   ENDED              ENDED            ENDED            ENDED         2003(1) TO
                                                   MAY 31,           MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004              2003             2004             2003             2004
                                                    ----              ----             ----             ----             ----
INDEX PLUS LARGE CAP (NUMBER OF SHARES)
Shares sold                                         3,643,977        3,629,979        1,397,366          441,672          404,821
Dividends reinvested                                  106,788          123,476            5,535            2,105               --
Shares redeemed                                    (6,753,445)      (3,018,075)        (388,779)        (131,488)        (175,813)
                                               --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding      (3,002,680)         735,380        1,014,122          312,289          229,008
                                               ==============   ==============   ==============   ==============   ==============
INDEX PLUS LARGE CAP ($)
Shares sold                                    $   49,319,550   $   42,164,908   $   19,254,559   $    5,157,368   $    5,775,529
Dividends reinvested                                1,406,392        1,433,552           72,730           24,415               --
Shares redeemed                                   (94,372,961)     (35,044,531)      (5,393,247)      (1,533,746)      (2,455,401)
                                               --------------   --------------   --------------   --------------   --------------
Net increase (decrease)                        $  (43,647,019)  $    8,553,929   $   13,934,042   $    3,648,037   $    3,320,128
                                               ==============   ==============   ==============   ==============   ==============

                                                 CLASS A  SHARES               CLASS B SHARES                CLASS C SHARES
                                         -----------------------------   ---------------------------   ---------------------------
                                              YEAR            YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED           ENDED          ENDED          ENDED          ENDED          ENDED
                                             MAY 31,         MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                              2004            2003           2004           2003           2004           2003
                                              ----            ----           ----           ----           ----           ----
INDEX PLUS MID CAP (NUMBER OF SHARES)
Shares sold                                  4,820,792       3,916,216      1,039,125        596,727        516,644        308,474
Dividends reinvested                             5,845          28,360             --          3,502             --          2,793
Shares redeemed                             (1,282,728)     (2,346,849)      (236,105)      (231,106)      (145,998)       (93,392)
                                         -------------   -------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding           3,543,909       1,597,727        803,020        369,123        370,646        217,875
                                         =============   =============   ============   ============   ============   ============
INDEX PLUS MID CAP ($)
Shares sold                              $  65,576,615   $  42,460,895   $ 13,704,203   $  6,339,928   $  6,782,723   $  3,253,544
Dividends reinvested                            77,664         300,896             --         36,556             --         29,239
Shares redeemed                            (17,526,843)    (25,969,224)    (3,164,982)    (2,383,437)    (1,965,027)      (974,372)
                                         -------------   -------------   ------------   ------------   ------------   ------------
Net increase                             $  48,127,436   $  16,792,567   $ 10,539,221   $  3,993,047   $  4,817,696   $  2,308,411
                                         =============   =============   ============   ============   ============   ============

                                                        CLASS I SHARES                   CLASS O SHARES            CLASS R SHARES
                                               -------------------------------   -------------------------------   --------------
                                                     YEAR            YEAR             YEAR             YEAR          OCTOBER 24,
                                                     ENDED           ENDED            ENDED            ENDED         2003(1) TO
                                                    MAY 31,         MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                     2004            2003             2004             2003             2004
                                                     ----            ----             ----             ----             ----
INDEX PLUS MID CAP (NUMBER OF SHARES)
Shares sold                                           766,310          765,559        1,367,793          406,524          386,720
Dividends reinvested                                    2,251            7,649            1,036            2,418               17
Shares redeemed                                      (340,007)        (631,985)        (340,981)        (166,077)          (6,307)
                                               --------------   --------------   --------------   --------------   --------------
Net increase in shares outstanding                    428,554          141,223        1,027,848          242,865          380,430
                                               ==============   ==============   ==============   ==============   ==============
INDEX PLUS MID CAP ($)
Shares sold                                    $   10,304,024   $    8,235,432   $   18,730,628   $    4,394,214   $    5,479,806
Dividends reinvested                                   30,158           81,772           13,820           25,777              220
Shares redeemed                                    (4,384,098)      (6,832,708)      (4,757,183)      (1,800,087)         (88,722)
                                               --------------   --------------   --------------   --------------   --------------
Net increase                                   $    5,950,084   $    1,484,496   $   13,987,265   $    2,619,904   $    5,391,304
                                               ==============   ==============   ==============   ==============   ==============

----------
(1) Commencement of operations of class

                                                CLASS A SHARES               CLASS B SHARES                CLASS C SHARES
                                         ---------------------------   ---------------------------   ---------------------------
                                             YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                            ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                            MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                             2004           2003           2004           2003           2004           2003
                                             ----           ----           ----           ----           ----           ----
INDEX PLUS SMALL CAP (NUMBER OF SHARES)
Shares sold                                 1,767,196      1,382,973        433,032        253,791        209,569        148,774
Dividends reinvested                               --         12,675             --          2,494             --          1,377
Shares redeemed                              (642,619)      (545,596)       (91,706)      (111,810)       (59,894)       (23,704)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding          1,124,577        850,052        341,326        144,475        149,675        126,447
                                         ============   ============   ============   ============   ============   ============
INDEX PLUS SMALL CAP ($)
Shares sold                              $ 23,769,366   $ 14,470,997   $  5,784,979   $  2,623,572   $  2,744,385   $  1,558,523
Dividends reinvested                               --        132,581             --         25,387             --         14,100
Shares redeemed                            (8,999,195)    (5,753,846)    (1,235,847)    (1,173,682)      (818,706)      (239,423)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase                             $ 14,770,171   $  8,849,732   $  4,549,132   $  1,475,277   $  1,925,679   $  1,333,200
                                         ============   ============   ============   ============   ============   ============

                                                        CLASS I SHARES                    CLASS O SHARES           CLASS R SHARES
                                               -------------------------------   -------------------------------   --------------
                                                    YEAR             YEAR             YEAR             YEAR         DECEMBER 8,
                                                   ENDED            ENDED            ENDED            ENDED           2003 TO
                                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                    2004             2003             2004             2003             2004
                                                    ----             ----             ----             ----             ----
INDEX PLUS SMALL CAP (NUMBER OF SHARES)
Shares sold                                            63,465           62,587        1,245,944          201,299           87,844
Dividends reinvested                                       --              404               --            1,859               --
Shares redeemed                                       (32,016)          (5,279)        (277,524)         (86,505)          (2,695)
                                               --------------   --------------   --------------   --------------   --------------
Net increase in shares outstanding                     31,449           57,712          968,420          116,653           85,149
                                               ==============   ==============   ==============   ==============   ==============
INDEX PLUS SMALL CAP ($)
Shares sold                                    $      885,847   $      692,074   $   17,734,239   $    2,165,063   $    1,297,776
Dividends reinvested                                       --            4,275               --           19,557               --
Shares redeemed                                      (459,808)         (57,703)      (3,996,203)        (939,113)         (39,645)
                                               --------------   --------------   --------------   --------------   --------------
Net increase                                   $      426,039   $      638,646   $   13,738,036   $    1,245,507   $    1,258,131
                                               ==============   ==============   ==============   ==============   ==============

                                                           CLASS A SHARES                    CLASS B SHARES
                                                  -------------------------------   -------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                      MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                       2004             2003             2004             2003
                                                       ----             ----             ----             ----
STRATEGIC ALLOCATION GROWTH (NUMBER OF SHARES)
Shares sold                                            1,337,736        4,000,408          211,341           11,067
Dividends reinvested                                      42,079            6,667              612               --
Shares redeemed                                       (1,286,267)      (2,478,222)         (19,464)          (2,864)
                                                  --------------   --------------   --------------   --------------
Net increase in shares outstanding                        93,548        1,528,853          192,489            8,203
                                                  ==============   ==============   ==============   ==============
STRATEGIC ALLOCATION GROWTH ($)
Shares sold                                       $   13,386,090   $   35,212,625   $    2,166,814   $       97,835
Dividends reinvested                                     412,793           57,473            5,969               --
Shares redeemed                                      (13,186,151)     (21,889,272)        (201,901)         (25,324)
                                                  --------------   --------------   --------------   --------------
Net increase                                      $      612,732   $   13,380,826   $    1,970,882   $       72,511
                                                  ==============   ==============   ==============   ==============

                                                           CLASS C SHARES                    CLASS I SHARES
                                                  -------------------------------   -------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                      MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                       2004             2003             2004             2003
                                                       ----             ----             ----             ----
STRATEGIC ALLOCATION GROWTH (NUMBER OF SHARES)
Shares sold                                               23,918            2,647          790,498          539,588
Dividends reinvested                                          39                            30,715           13,137
Shares redeemed                                          (17,578)        (127,565)      (1,390,807)        (816,437)
                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding              6,379         (124,918)        (569,594)        (263,712)
                                                  ==============   ==============   ==============   ==============
STRATEGIC ALLOCATION GROWTH ($)
Shares sold                                       $      241,594   $       22,710   $    8,110,305   $    4,678,311
Dividends reinvested                                         380               --          303,462          113,898
Shares redeemed                                         (172,622)      (1,095,689)     (14,527,772)      (7,210,930)
                                                  --------------   --------------   --------------   --------------
Net increase (decrease)                           $       69,352   $   (1,072,979)  $   (6,114,005)  $   (2,418,721)
                                                  ==============   ==============   ==============   ==============

                                                           CLASS A SHARES                    CLASS B SHARES
                                                  -------------------------------   -------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                      MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                       2004             2003             2004             2003
                                                       ----             ----             ----             ----
STRATEGIC ALLOCATION BALANCED (NUMBER OF SHARES)
Shares sold                                            1,272,502        2,561,156          302,707           40,134
Dividends reinvested                                      53,839           41,676              869              245
Shares redeemed                                       (1,172,795)      (1,150,625)         (14,849)          (3,335)
                                                  --------------   --------------   --------------   --------------
Net increase in shares outstanding                       153,546        1,452,207          288,727           37,044
                                                  ==============   ==============   ==============   ==============
STRATEGIC ALLOCATION BALANCED ($)
Shares sold                                       $   13,136,380   $   23,596,966   $    3,160,710   $      371,991
Dividends reinvested                                     543,791          377,998            8,769            2,231
Shares redeemed                                      (12,173,100)     (10,569,212)        (158,166)         (29,949)
                                                  --------------   --------------   --------------   --------------
Net increase                                      $    1,507,071   $   13,405,752   $    3,011,313   $      344,273
                                                  ==============   ==============   ==============   ==============

                                                           CLASS C SHARES                    CLASS I SHARES
                                                  -------------------------------   -------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                      MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                       2004             2003             2004             2003
                                                       ----             ----             ----             ----
STRATEGIC ALLOCATION BALANCED (NUMBER OF SHARES)
Shares sold                                               39,441            5,114          713,353          700,937
Dividends reinvested                                         130               41           42,075           46,208
Shares redeemed                                             (495)          (1,159)      (1,769,938)        (807,144)
                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding             39,076            3,996       (1,014,510)         (59,999)
                                                  ==============   ==============   ==============   ==============
STRATEGIC ALLOCATION BALANCED ($)
Shares sold                                       $      418,739   $       45,682   $    7,520,595   $    6,436,593
Dividends reinvested                                       1,327              372          428,748          422,338
Shares redeemed                                           (5,255)         (10,300)     (18,817,420)      (7,490,559)
                                                  --------------   --------------   --------------   --------------
Net increase (decrease)                           $      414,811   $       35,754   $  (10,868,077)  $     (631,628)
                                                  ==============   ==============   ==============   ==============

                                                           CLASS A SHARES                    CLASS B SHARES
                                                  -------------------------------   -------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                      MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                       2004             2003             2004             2003
                                                       ----             ----             ----             ----
STRATEGIC ALLOCATION INCOME (NUMBER OF SHARES)
Shares sold                                              815,138        1,514,198           90,379           59,671
Dividends reinvested                                      34,785           37,131              241              460
Shares redeemed                                         (800,198)        (847,460)         (44,166)         (11,949)
                                                  --------------   --------------   --------------   --------------
Net increase in shares outstanding                        49,725          703,869           46,454           48,182
                                                  ==============   ==============   ==============   ==============
STRATEGIC ALLOCATION INCOME ($)
Shares sold                                       $    8,081,937   $   13,829,687   $      906,672   $      546,707
Dividends reinvested                                     337,766          333,434            2,354            4,164
Shares redeemed                                       (7,990,301)      (7,736,961)        (442,361)        (108,368)
                                                  --------------   --------------   --------------   --------------
Net increase                                      $      429,402   $    6,426,160   $      466,665   $      442,503
                                                  ==============   ==============   ==============   ==============

                                                           CLASS C SHARES                    CLASS I SHARES
                                                  -------------------------------   -------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                      MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                       2004             2003             2004             2003
                                                       ----             ----             ----             ----
STRATEGIC ALLOCATION INCOME (NUMBER OF SHARES)
Shares sold                                               26,173            5,766          493,033          551,598
Dividends reinvested                                          69               98           25,068           29,741
Shares redeemed                                           (6,568)          (9,339)      (1,351,079)        (622,187)
                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding             19,674           (3,475)        (832,978)         (40,848)
                                                  ==============   ==============   ==============   ==============
STRATEGIC ALLOCATION INCOME ($)
Shares sold                                       $      260,204   $       52,751   $    4,952,648   $    5,064,626
Dividends reinvested                                         677              885          245,665          269,451
Shares redeemed                                          (65,775)         (85,306)     (13,656,446)      (5,720,118)
                                                  --------------   --------------   --------------   --------------
Net increase (decrease)                           $      195,106   $      (31,670)  $   (8,458,133)  $     (386,041)
                                                  ==============   ==============   ==============   ==============

NOTE 10 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The collateral received is reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2004, the Funds had securities on loan with the following market values:

                             VALUE OF
                            SECURITIES               VALUE OF
FUND                          LOANED                COLLATERAL
----                          ------                ----------
Index Plus MidCap          $  34,380,914           $  35,366,067
Index Plus SmallCap            8,986,242               9,308,878

NOTE 11 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2004:

                                                                ACCUMULATED
                                                                NET REALIZED
                                              UNDISTRIBUTED        GAINS
                                PAID-IN       NET INVESTMENT    (LOSSES) ON
                                CAPITAL          INCOME         INVESTMENTS
                                -------          ------         -----------
Index Plus LargeCap            $      --        $ (21,295)      $   21,295
Index Plus MidCap                  2,634          (16,475)          13,841
Index Plus SmallCap                   --          110,963         (110,963)
Strategic Allocation
   Growth                         (2,025)         203,653         (201,628)
Strategic Allocation
   Balanced                       (2,308)         213,148         (210,840)
Strategic Allocation
   Income                           (808)          70,145          (69,337)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

                                       YEAR ENDED MAY 31, 2004
                                     ---------------------------
                                      ORDINARY       LONG-TERM
                                       INCOME      CAPITAL GAINS
                                     -----------   -------------
Index Plus LargeCap                  $ 3,044,099    $         --
Index Plus MidCap                        128,749              --
Index Plus SmallCap                           --              --
Strategic Allocation Growth              723,530              --
Strategic Allocation Balanced            983,421              --
Strategic Allocation Income              587,438              --

                                       YEAR ENDED MAY 31, 2003
                                     ---------------------------
                                      ORDINARY       LONG-TERM
                                       INCOME      CAPITAL GAINS
                                     -----------   -------------
Index Plus LargeCap                  $ 3,076,472    $         --
Index Plus MidCap                             --         509,661
Index Plus SmallCap                           --         206,122
Strategic Allocation Growth              171,438              --
Strategic Allocation Balanced            803,396              --
Strategic Allocation Income              608,144              --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

                UNDISTRIBUTED   UNDISTRIBUTED                       CAPITAL
                  ORDINARY        LONG-TERM      UNREALIZED          LOSS        EXPIRATION
                   INCOME       CAPITAL GAINS   APPRECIATION     CARRYFORWARDS     DATES
                   ------       -------------   ------------    --------------     -----
Index Plus
   LargeCap     $   1,408,264   $          --   $  71,139,538   $   (1,783,283)    2007
                                                                    (7,640,427)    2008
                                                                   (43,699,054)    2009
                                                                   (18,078,163)    2010
                                                                   (27,096,457)    2011
                                                                   (24,420,460)    2012
                                                                --------------
                                                                $ (122,717,844)
Index Plus
   MidCap             864,232         342,889      24,513,804               --
Index Plus
   SmallCap         1,920,180       1,293,980       9,804,531               --
Strategic
   Allocation
   Growth             316,752              --       6,456,935   $   (4,958,586)    2009
                                                                    (3,242,768)    2011
                                                                --------------
                                                                $   (8,201,354)

                UNDISTRIBUTED   UNDISTRIBUTED                      CAPITAL
                  ORDINARY        LONG-TERM      UNREALIZED         LOSS        EXPIRATION
                   INCOME       CAPITAL GAINS   APPRECIATION    CARRYFORWARDS     DATES
                   ------       -------------   ------------    -------------     -----
Strategic
   Allocation
   Balanced     $     538,612   $     --        $   6,286,780   $  (3,788,451)    2009
                                                                   (4,212,647)    2011
                                                                -------------
                                                                $  (8,001,098)
Strategic
   Allocation
   Income             345,646         --            2,180,406   $    (206,965)    2009
                                                                   (1,316,563)    2011
                                                                -------------
                                                                $  (1,523,528)

NOTE 12 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and selfregulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 13 -- SUBSEQUENT EVENTS

Subsequent to the period ended May 31, 2004, Aeltus Investment Management, Inc., Sub-Adviser to the Funds, changed its name to ING Investment Management Co.

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND                                  as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 99.8%

                        ADVERTISING: 0.2%
      19,350     @      Interpublic Group of Cos., Inc.            $       278,253
       8,650            Omnicom Group                                      690,876
                                                                   ---------------
                                                                           969,129
                                                                   ---------------
                        AEROSPACE/DEFENSE: 2.0%
      66,400            Boeing Co.                                       3,041,120
      21,850            General Dynamics Corp.                           2,089,516
       8,200            Goodrich Corp.                                     229,846
      21,500            Lockheed Martin Corp.                            1,065,110
       3,200            Northrop Grumman Corp.                             330,016
      19,800            Raytheon Co.                                       658,350
       7,300            Rockwell Collins, Inc.                             219,292
      21,500            United Technologies Corp.                        1,819,115
                                                                   ---------------
                                                                         9,452,365
                                                                   ---------------
                        AGRICULTURE: 1.0%
      86,050            Altria Group, Inc.                               4,127,819
      12,550     @      Monsanto Co.                                       432,975
       4,000            RJ Reynolds Tobacco Holdings, Inc.                 224,800
                                                                   ---------------
                                                                         4,785,594
                                                                   ---------------
                        APPAREL: 0.6%
       8,850            Jones Apparel Group, Inc.                          340,460
       6,400            Liz Claiborne, Inc.                                219,520
      27,600            Nike, Inc.                                       1,963,740
       3,200            Reebok Intl. Ltd.                                  116,000
       5,200            VF Corp.                                           244,296
                                                                   ---------------
                                                                         2,884,016
                                                                   ---------------
                        AUTO MANUFACTURERS: 0.8%
     139,750            Ford Motor Co.                                   2,075,287
      24,400            General Motors Corp.                             1,107,516
       7,687            Paccar, Inc.                                       428,935
                                                                   ---------------
                                                                         3,611,738
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 0.1%
       5,300            Dana Corp.                                          98,845
       7,400            Johnson Controls, Inc.                             399,008
                                                                   ---------------
                                                                           497,853
                                                                   ---------------
                        BANKS: 7.0%
       5,600            AmSouth Bancorp                                    142,688
      85,398            Bank of America Corp.                            7,099,135
      33,550            Bank of New York Co., Inc.                       1,008,849
      72,400            Bank One Corp.                                   3,507,779
      10,350            BB&T Corp.                                         389,988
       3,599            Charter One Financial, Inc.                        158,212
       7,950            Comerica, Inc.                                     450,050
      10,350            Fifth Third Bancorp                                561,902
       5,200            First Horizon National Corp.                       242,164
       8,750            Huntington Bancshares, Inc.                        198,363
      30,900            KeyCorp                                            970,569
       8,300            Marshall & Ilsley Corp.                            341,545
      17,300            Mellon Financial Corp.                             509,312
      42,250            National City Corp.                              1,499,452
       6,400            North Fork Bancorporation, Inc.                    246,400
       8,700            Northern Trust Corp.                               373,665
      11,800            PNC Financial Services Group, Inc.                 651,478
       9,250            Regions Financial Corp.                            351,685
      15,050            SouthTrust Corp.                                   509,744
      14,300            State Street Corp.                                 692,406
      11,950            SunTrust Banks, Inc.                               777,706
      11,950            Synovus Financial Corp.                    $       307,713
       9,550            Union Planters Corp.                               287,551
      80,481            US Bancorp                                       2,261,515
     109,450            Wachovia Corp.                                   5,167,134
      70,550            Wells Fargo & Co.                                4,148,339
       3,550            Zions Bancorporation                               217,615
                                                                   ---------------
                                                                        33,072,959
                                                                   ---------------
                        BEVERAGES: 2.7%
      15,500            Anheuser-Busch Cos., Inc.                          825,685
       4,950            Brown-Forman Corp.                                 237,848
     134,100            Coca-Cola Co.                                    6,886,034
      20,450            Coca-Cola Enterprises, Inc.                        563,398
      10,550            Pepsi Bottling Group, Inc.                         305,950
      72,100            PepsiCo, Inc.                                    3,847,977
                                                                   ---------------
                                                                        12,666,892
                                                                   ---------------
                        BIOTECHNOLOGY: 0.7%
      53,884     @      Amgen, Inc.                                      2,947,454
       6,100     @      Biogen IDEC, Inc.                                  379,115
       3,050     @      Chiron Corp.                                       136,488
                                                                   ---------------
                                                                         3,463,057
                                                                   ---------------
                        BUILDING MATERIALS: 0.4%
       9,600     @      American Standard Cos., Inc.                       360,192
      45,850            Masco Corp.                                      1,327,358
       3,950            Vulcan Materials Co.                               176,802
                                                                   ---------------
                                                                         1,864,352
                                                                   ---------------
                        CHEMICALS: 1.3%
       4,300            Air Products & Chemicals, Inc.                     214,871
       3,000            Ashland, Inc.                                      141,450
      66,350            Dow Chemical Co.                                 2,647,365
      16,650            Du Pont EI de Nemours & Co.                        719,280
      10,400            Ecolab, Inc.                                       317,304
       5,800            Engelhard Corp.                                    175,566
       3,550            International Flavors &
                          Fragrances, Inc.                                 127,729
       8,600            PPG Industries, Inc.                               514,280
      14,100            Praxair, Inc.                                      521,559
      10,100            Rohm & Haas Co.                                    389,254
       9,550            Sherwin-Williams Co.                               375,315
       3,350            Sigma-Aldrich Corp.                                191,319
                                                                   ---------------
                                                                         6,335,292
                                                                   ---------------
                        COMMERCIAL SERVICES: 1.2%
       7,500     @      Apollo Group, Inc.                                 703,500
     104,150            Cendant Corp.                                    2,389,200
       1,100            Deluxe Corp.                                        47,102
      13,000            Equifax, Inc.                                      318,630
       8,350            H&R Block, Inc.                                    407,898
       6,650            Moody's Corp.                                      434,844
      28,450            Paychex, Inc.                                    1,067,160
       7,150     @      Robert Half Intl., Inc.                            200,057
       5,000            RR Donnelley & Sons Co.                            151,300
                                                                   ---------------
                                                                         5,719,691
                                                                   ---------------
                        COMPUTERS: 3.5%
      15,250     @      Apple Computer, Inc.                               427,915
       8,150     @      Computer Sciences Corp.                            355,259
     106,900     @      Dell, Inc.                                       3,760,741
     108,550     @      EMC Corp.                                        1,220,102
      34,650     @      Gateway, Inc.                                      140,333
     126,809            Hewlett-Packard Co.                              2,693,423

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        COMPUTERS (CONTINUED)
      71,300            International Business
                          Machines Corp.                           $     6,316,466
       5,500     @      Lexmark Intl., Inc.                                518,760
       3,650     @      NCR Corp.                                          176,076
      25,700     @      Network Appliance, Inc.                            508,860
      12,800     @      Sungard Data Systems, Inc.                         354,688
      15,650     @      Unisys Corp.                                       212,214
                                                                   ---------------
                                                                        16,684,837
                                                                   ---------------
                        COSMETICS/PERSONAL CARE: 3.0%
       7,050            Alberto-Culver Co.                                 331,491
       4,450            Avon Products, Inc.                                394,537
      22,500            Colgate-Palmolive Co.                            1,287,000
      96,350            Gillette Co.                                     4,151,722
      36,000            Kimberly-Clark Corp.                             2,372,400
      54,100            Procter & Gamble Co.                             5,833,062
                                                                   ---------------
                                                                        14,370,212
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 0.2%
       7,950            Genuine Parts Co.                                  299,238
       8,050            WW Grainger, Inc.                                  438,323
                                                                   ---------------
                                                                           737,561
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 8.6%
      53,650            American Express Co.                             2,720,055
       4,250            Bear Stearns Cos., Inc.                            344,505
      16,050            Capital One Financial Corp.                      1,124,463
      57,500            Charles Schwab Corp.                               563,500
     241,800            Citigroup, Inc.                                 11,226,773
      28,649            Countrywide Financial Corp.                      1,847,861
      46,350     @      E*TRADE Group, Inc.                                528,854
      40,500            Fannie Mae                                       2,741,850
       4,500            Federated Investors, Inc.                          134,010
      10,400            Franklin Resources, Inc.                           522,912
      29,100            Freddie Mac                                      1,699,149
      32,850            Goldman Sachs Group, Inc.                        3,084,944
      12,250            Janus Capital Group, Inc.                          200,533
     123,250            JP Morgan Chase & Co.                            4,540,529
      11,550            Lehman Brothers Holdings, Inc.                     873,758
      56,275            MBNA Corp.                                       1,429,385
      62,850            Merrill Lynch & Co., Inc.                        3,569,879
      45,700            Morgan Stanley                                   2,445,407
      26,950     @      Providian Financial Corp.                          366,520
      18,300            SLM Corp.                                          701,439
       5,550            T Rowe Price Group, Inc.                           267,288
                                                                   ---------------
                                                                        40,933,614
                                                                   ---------------
                        ELECTRIC: 2.3%
      70,900     @      AES Corp.                                          662,206
      19,450            American Electric Power Co., Inc.                  617,927
      31,650            Centerpoint Energy, Inc.                           343,086
       4,200            Consolidated Edison, Inc.                          164,892
       6,850            Constellation Energy Group, Inc.                   261,944
       3,800            DTE Energy Co.                                     152,798
      37,200            Duke Energy Corp.                                  741,768
      40,600            Edison International                               980,084
      11,900            Entergy Corp.                                      649,859
      30,300            Exelon Corp.                                     1,008,989
      15,050            FirstEnergy Corp.                                  586,950
       3,500            FPL Group, Inc.                                    223,125
       8,500            NiSource, Inc.                                     172,210
      17,700     @      PG&E Corp.                                         504,450
       4,400            Pinnacle West Capital Corp.                        177,276
       7,250            PPL Corp.                                  $       312,838
       4,450            Progress Energy, Inc.                              189,615
      10,500            Public Service Enterprise
                          Group, Inc.                                      442,680
      33,450            Southern Co.                                       967,374
      10,900            TECO Energy, Inc.                                  132,544
      35,100            TXU Corp.                                        1,311,686
      17,650            Xcel Energy, Inc.                                  299,874
                                                                   ---------------
                                                                        10,904,175
                                                                   ---------------
                        ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
      19,600            Emerson Electric Co.                             1,170,120
       6,500            Molex, Inc.                                        190,840
                                                                   ---------------
                                                                         1,360,960
                                                                   ---------------
                        ELECTRONICS: 0.6%
      19,350     @      Agilent Technologies, Inc.                         497,295
       9,350            Applera Corp. - Applied
                          Biosystems Group                                 181,203
       7,700     @      Jabil Circuit, Inc.                                217,987
       8,650            Parker Hannifin Corp.                              480,594
       9,100            Perkinelmer, Inc.                                  177,541
      56,600     @      Sanmina-SCI Corp.                                  598,828
      36,600     @      Solectron Corp.                                    201,300
       3,450            Symbol Technologies, Inc.                           50,819
       6,400            Tektronix, Inc.                                    201,984
       6,300     @      Thermo Electron Corp.                              193,914
       6,200     @      Waters Corp.                                       285,696
                                                                   ---------------
                                                                         3,087,161
                                                                   ---------------
                        ENTERTAINMENT: 0.1%
      14,350            International Game Technology                      563,955
                                                                   ---------------
                                                                           563,955
                                                                   ---------------
                        ENVIRONMENTAL CONTROL: 0.2%
       7,200     @      Allied Waste Industries, Inc.                       95,472
      26,750            Waste Management, Inc.                             769,330
                                                                   ---------------
                                                                           864,802
                                                                   ---------------
                        FOOD: 1.2%
      26,245            Archer-Daniels-Midland Co.                         436,454
      23,450            Conagra Foods, Inc.                                659,414
       6,500            General Mills, Inc.                                299,325
       5,800            Hershey Foods Corp.                                514,634
      15,300            HJ Heinz Co.                                       571,302
      16,750            Kellogg Co.                                        710,200
       5,800            McCormick & Co., Inc.                              205,610
       8,400     @      Safeway, Inc.                                      189,504
      32,200            Sara Lee Corp.                                     737,380
      12,600            Supervalu, Inc.                                    390,852
      12,000            Sysco Corp.                                        450,000
       9,200            WM Wrigley Jr Co.                                  577,760
                                                                   ---------------
                                                                         5,742,435
                                                                   ---------------
                        FOREST PRODUCTS & PAPER: 0.7%
       2,100            Boise Cascade Corp.                                 73,815
      11,900            Georgia-Pacific Corp.                              426,258
      19,850            International Paper Co.                            832,311
      14,350            Louisiana-Pacific Corp.                            331,485
       9,600            MeadWestvaco Corp.                                 265,152
       7,800            Plum Creek Timber Co., Inc.                        244,296
       2,350            Temple-Inland, Inc.                                153,502
      17,200            Weyerhaeuser Co.                                 1,040,256
                                                                   ---------------
                                                                         3,367,075
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        GAS: 0.2%
       5,200            KeySpan Corp.                              $       184,080
      18,050            Sempra Energy                                      602,329
                                                                   ---------------
                                                                           786,409
                                                                   ---------------
                        HAND/MACHINE TOOLS: 0.2%
       8,150            Black & Decker Corp.                               488,430
       1,300            Snap-On, Inc.                                       43,719
       9,600            Stanley Works                                      418,080
                                                                   ---------------
                                                                           950,229
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 3.3%
       2,700            Bausch & Lomb, Inc.                                164,754
      27,650            Baxter Intl., Inc.                                 869,316
      11,700            Becton Dickinson & Co.                             588,744
      10,450            Biomet, Inc.                                       419,254
      33,950     @      Boston Scientific Corp.                          1,503,985
       2,200            CR Bard, Inc.                                      246,774
       5,200            Guidant Corp.                                      282,568
     124,550            Johnson & Johnson                                6,938,680
      50,600            Medtronic, Inc.                                  2,423,740
       7,700     @      St. Jude Medical, Inc.                             587,202
      16,400            Stryker Corp.                                      833,940
      11,450     @      Zimmer Holdings, Inc.                              977,258
                                                                   ---------------
                                                                        15,836,215
                                                                   ---------------
                        HEALTHCARE-SERVICES: 1.9%
      11,500            Aetna, Inc.                                        933,800
      14,950     @      Anthem, Inc.                                     1,323,524
      20,100     @      Humana, Inc.                                       343,107
       4,250            Manor Care, Inc.                                   133,153
       4,600            Quest Diagnostics                                  396,290
      61,200            UnitedHealth Group, Inc.                         3,993,299
      16,650     @      WellPoint Health Networks                        1,857,141
                                                                   ---------------
                                                                         8,980,314
                                                                   ---------------
                        HOME BUILDERS: 0.1%
       5,450            Centex Corp.                                       264,271
       3,200            KB Home                                            210,816
                                                                   ---------------
                                                                           475,087
                                                                   ---------------
                        HOME FURNISHINGS: 0.1%
       7,750            Leggett & Platt, Inc.                              195,920
       3,200            Whirlpool Corp.                                    212,896
                                                                   ---------------
                                                                           408,816
                                                                   ---------------
                        HOUSEHOLD PRODUCTS/WARES: 0.1%
       3,850            Clorox Co.                                         201,586
       6,650            Fortune Brands, Inc.                               500,745
                                                                   ---------------
                                                                           702,331
                                                                   ---------------
                        INSURANCE: 5.2%
      21,500     @@     ACE Ltd.                                           885,370
      21,250            Aflac, Inc.                                        862,750
      29,650            Allstate Corp.                                   1,304,006
       4,100            Ambac Financial Group, Inc.                        283,515
     109,100            American Intl. Group                             7,997,029
      13,500            AON Corp.                                          373,005
       7,850            Chubb Corp.                                        528,855
      16,000            Cigna Corp.                                      1,084,800
       7,245            Cincinnati Financial Corp.                         309,724
      11,900            Hartford Financial Services
                          Group, Inc.                                      786,828
       6,700            Jefferson-Pilot Corp.                              343,911
      13,950            Lincoln National Corp.                             662,486
       8,350            Loews Corp.                                $       481,211
      24,050            Marsh & McLennan Cos., Inc.                      1,061,086
       6,750            MBIA, Inc.                                         373,883
      32,800            Metlife, Inc.                                    1,166,039
       4,550            MGIC Investment Corp.                              332,150
      14,850            Principal Financial Group                          519,008
      23,050            Progressive Corp.                                1,976,998
      23,500            Prudential Financial, Inc.                       1,041,050
       5,850            Safeco Corp.                                       245,408
      31,044            St. Paul Cos.                                    1,231,825
       4,500            Torchmark Corp.                                    243,855
       6,400     @@     XL Capital Ltd.                                    477,760
                                                                   ---------------
                                                                        24,572,552
                                                                   ---------------
                        INTERNET: 0.9%
      27,150     @      eBay, Inc.                                       2,410,920
       5,350     @      Monster Worldwide, Inc.                            135,409
      33,800     @      Symantec Corp.                                   1,548,040
                                                                   ---------------
                                                                         4,094,369
                                                                   ---------------
                        IRON/STEEL: 0.1%
       3,350            Nucor Corp.                                        220,598
       4,500            United States Steel Corp.                          136,620
                                                                   ---------------
                                                                           357,218
                                                                   ---------------
                        LEISURE TIME: 0.5%
       9,900            Brunswick Corp.                                    400,950
      28,350            Carnival Corp.                                   1,207,994
      13,100            Harley-Davidson, Inc.                              753,119
       7,150            Sabre Holdings Corp.                               182,325
                                                                   ---------------
                                                                         2,544,388
                                                                   ---------------
                        LODGING: 0.3%
       6,350            Harrah's Entertainment, Inc.                       326,390
      17,300            Hilton Hotels Corp.                                300,155
      10,850            Marriott Intl., Inc.                               535,231
       8,250            Starwood Hotels & Resorts
                          Worldwide, Inc.                                  347,985
                                                                   ---------------
                                                                         1,509,761
                                                                   ---------------
                        MACHINERY-CONSTRUCTION &
                          MINING: 0.3%
      16,050            Caterpillar, Inc.                                1,209,368
                                                                   ---------------
                                                                         1,209,368
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 0.3%
      17,050            Deere & Co.                                      1,120,185
       7,800            Rockwell Automation, Inc.                          264,108
                                                                   ---------------
                                                                         1,384,293
                                                                   ---------------
                        MEDIA: 2.8%
      28,950            Clear Channel
                          Communications, Inc.                           1,149,315
       3,350            Dow Jones & Co., Inc.                              160,566
      11,850            Gannett Co., Inc.                                1,040,430
       3,500            Knight-Ridder, Inc.                                265,930
      19,700            McGraw-Hill Cos., Inc.                           1,535,024
       1,750            Meredith Corp.                                      91,805
       6,150            New York Times Co.                                 286,775
     189,750     @      Time Warner, Inc.                                3,233,339
      13,300            Tribune Co.                                        642,257
      73,000            Viacom, Inc.                                     2,692,970
      90,050            Walt Disney Co.                                  2,113,474
                                                                   ---------------
                                                                        13,211,885
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        MINING: 0.4%
      36,450            Alcoa, Inc.                                $     1,140,885
      11,400     @      Phelps Dodge Corp.                                 774,060
                                                                   ---------------
                                                                         1,914,945
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 5.7%
      63,650            3M Co.                                           5,382,243
       3,650            Cooper Industries Ltd.                             207,685
       5,300            Crane Co.                                          160,007
      14,700            Danaher Corp.                                      691,341
      10,150            Dover Corp.                                        395,444
      12,100            Eastman Kodak Co.                                  316,778
       6,000            Eaton Corp.                                        350,100
     427,750     S      General Electric Co.                            13,311,579
      38,050            Honeywell Intl., Inc.                            1,282,285
      13,550            Illinois Tool Works, Inc.                        1,217,874
       3,200     @@     Ingersoll-Rand Co.                                 208,960
       3,650            ITT Industries, Inc.                               294,008
       5,800            Pall Corp.                                         140,244
       5,450            Textron, Inc.                                      297,843
      84,150     @@     Tyco Intl. Ltd.                                  2,590,979
                                                                   ---------------
                                                                        26,847,370
                                                                   ---------------
                        OFFICE/BUSINESS EQUIPMENT: 0.2%
       9,950            Pitney Bowes, Inc.                                 441,084
      33,600     @      Xerox Corp.                                        454,944
                                                                   ---------------
                                                                           896,028
                                                                   ---------------
                        OIL AND GAS: 6.3%
       4,000            Amerada Hess Corp.                                 282,360
      10,450            Anadarko Petroleum Corp.                           569,734
      14,240            Apache Corp.                                       574,726
      21,400            Burlington Resources, Inc.                       1,432,516
      77,650            ChevronTexaco Corp.                              7,019,559
      28,409            ConocoPhillips                                   2,083,231
      25,000            Devon Energy Corp.                               1,484,000
       5,050            EOG Resources, Inc.                                269,822
     275,150     S      Exxon Mobil Corp.                               11,900,237
       3,750            Kerr-McGee Corp.                                   184,688
      23,350            Marathon Oil Corp.                                 778,489
       2,600    @,@@    Nabors Industries Ltd.                             107,640
       6,350     @      Noble Corp.                                        218,821
      27,500            Occidental Petroleum Corp.                       1,215,500
       4,950            Sunoco, Inc.                                       304,574
       5,200     @      Transocean, Inc.                                   138,996
      10,700            Unocal Corp.                                       381,241
      15,150            Valero Energy Corp.                              1,001,567
                                                                   ---------------
                                                                        29,947,701
                                                                   ---------------
                        OIL AND GAS SERVICES: 0.2%
       6,500            Baker Hughes, Inc.                                 221,195
       2,500     @      BJ Services Co.                                    104,725
       9,850            Schlumberger Ltd.                                  563,125
                                                                   ---------------
                                                                           889,045
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.2%
       4,300            Ball Corp.                                         293,733
       4,100            Bemis Co.                                          112,955
       6,400     @      Pactiv Corp.                                       150,912
       4,000     @      Sealed Air Corp.                                   201,080
                                                                   ---------------
                                                                           758,680
                                                                   ---------------
                        PHARMACEUTICALS: 6.6%
      65,650            Abbott Laboratories                              2,705,437
       5,550            Allergan, Inc.                                     493,395
       5,550            Amerisourcebergen Corp.                    $       332,889
      81,650            Bristol-Myers Squibb Co.                         2,063,296
       8,200            Cardinal Health, Inc.                              555,222
      34,900     @      Caremark Rx, Inc.                                1,088,880
      47,350            Eli Lilly & Co.                                  3,488,274
       3,400     @      Express Scripts, Inc.                              266,084
      16,500     @      Forest Laboratories, Inc.                        1,045,935
       7,380     @      Hospira Inc                                        189,223
      18,216     @      King Pharmaceuticals, Inc.                         243,366
      12,752     @      Medco Health Solutions, Inc.                       446,703
      93,550            Merck & Co., Inc.                                4,424,914
      12,050            Mylan Laboratories                                 268,836
     320,930     S      Pfizer, Inc.                                    11,341,665
       5,200     @      Watson Pharmaceuticals, Inc.                       194,220
      56,100            Wyeth                                            2,019,600
                                                                   ---------------
                                                                        31,167,939
                                                                   ---------------
                        PIPELINES: 0.1%
       5,650            Kinder Morgan, Inc.                                339,000
      22,200            Williams Cos., Inc.                                264,402
                                                                   ---------------
                                                                           603,402
                                                                   ---------------
                        RETAIL: 7.8%
      12,300     @      Autonation, Inc.                                   205,041
      12,850     @      Bed Bath & Beyond, Inc.                            478,663
      34,300            Best Buy Co., Inc.                               1,809,668
      21,850            Costco Wholesale Corp.                             825,493
       7,400            CVS Corp.                                          308,432
       8,000            Darden Restaurants, Inc.                           180,000
      13,950            Dollar General Corp.                               270,630
       2,800            Family Dollar Stores                                87,808
      12,450            Federated Department Stores                        593,990
      92,800            Gap, Inc.                                        2,241,119
     135,100            Home Depot, Inc.                                 4,852,791
      12,650            JC Penney Co., Inc.                                452,617
      51,450            Limited Brands                                     992,985
      34,450            Lowe's Cos., Inc.                                1,845,486
      20,700            May Department Stores Co.                          593,262
      52,350            McDonald's Corp.                                 1,382,040
      15,850            Nordstrom, Inc.                                    642,718
      24,350     @      Office Depot, Inc.                                 397,879
      17,700            RadioShack Corp.                                   537,903
       9,100            Sears Roebuck And Co.                              345,800
      37,050            Staples, Inc.                                    1,021,839
      29,550     @      Starbucks Corp.                                  1,200,912
      40,200            Target Corp.                                     1,796,940
       2,500            Tiffany & Co.                                       88,425
      22,250            TJX Cos., Inc.                                     554,248
      17,300     @      Toys R US, Inc.                                    271,956
     181,590            Wal-Mart Stores, Inc.                           10,120,010
      46,900            Walgreen Co.                                     1,641,969
       7,700            Wendy's Intl., Inc.                                290,983
      20,100     @      Yum! Brands, Inc.                                  753,750
                                                                   ---------------
                                                                        36,785,357
                                                                   ---------------
                        SAVINGS AND LOANS: 0.5%
       6,600            Golden West Financial Corp.                        717,882
      40,150            Washington Mutual, Inc.                          1,753,752
                                                                   ---------------
                                                                         2,471,634
                                                                   ---------------
                        SEMICONDUCTORS: 3.7%
      15,300     @      Altera Corp.                                       350,217
      16,700            Analog Devices, Inc.                               820,805
     128,550     @      Applied Materials, Inc.                          2,565,857

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        SEMICONDUCTORS (CONTINUED)
      28,350     @      Applied Micro Circuits Corp.               $       152,807
      13,700     @      Broadcom Corp.                                     578,277
     271,150            Intel Corp.                                      7,741,332
       8,700     @      Kla-Tencor Corp.                                   419,166
      13,050            Linear Technology Corp.                            517,563
      27,650     @      LSI Logic Corp.                                    226,730
      14,900            Maxim Integrated Products                          757,367
      27,150     @      Micron Technology, Inc.                            408,065
      14,600     @      National Semiconductor Corp.                       316,382
       8,800     @      Teradyne, Inc.                                     196,152
      73,000            Texas Instruments, Inc.                          1,906,030
      16,400            Xilinx, Inc.                                       598,272
                                                                   ---------------
                                                                        17,555,022
                                                                   ---------------
                        SOFTWARE: 5.5%
      10,700            Adobe Systems, Inc.                                477,541
      13,700            Autodesk, Inc.                                     491,282
      24,550            Automatic Data Processing                        1,090,757
      28,050     @      BMC Software, Inc.                                 494,802
      16,950     @      Citrix Systems, Inc.                               356,798
      44,050            Computer Associates Intl., Inc.                  1,191,993
      34,100     @      Compuware Corp.                                    271,095
      13,850     @      Electronic Arts, Inc.                              703,996
      39,068            First Data Corp.                                 1,691,253
       7,300     @      Fiserv, Inc.                                       276,086
      25,100            IMS Health, Inc.                                   624,488
       8,300     @      Intuit, Inc.                                       325,194
       1,600     @      Mercury Interactive Corp.                           76,704
     515,750     S      Microsoft Corp.                                 13,590,012
      14,250     @      Novell, Inc.                                       129,818
     219,600     @      Oracle Corp.                                     2,485,871
      12,850     @      Peoplesoft, Inc.                                   229,758
      35,400     @      Siebel Systems, Inc.                               382,320
      48,400     @      Veritas Software Corp.                           1,287,439
                                                                   ---------------
                                                                        26,177,207
                                                                   ---------------
                        TELECOMMUNICATIONS: 6.4%
      24,050            Alltel Corp.                                     1,217,652
      35,160            AT&T Corp.                                         582,953
      50,500     @      AT&T Wireless Services, Inc.                       715,080
      16,550     @      Avaya, Inc.                                        261,987
      77,850            Bellsouth Corp.                                  1,943,135
       9,950            CenturyTel, Inc.                                   297,406
     288,150     @      Cisco Systems, Inc.                              6,382,522
      11,600     @      Citizens Communications Co.                        147,320
       7,450     @      Comverse Technology, Inc.                          131,642
      60,050     @      Corning, Inc.                                      744,020
     195,300     @      Lucent Technologies, Inc.                          697,221
     216,450            Motorola, Inc.                                   4,279,216
      51,250     @      Nextel Communications, Inc.                      1,185,413
      33,950            Qualcomm, Inc.                                   2,277,026
     141,700            SBC Communications, Inc.                         3,358,289
      17,650            Scientific-Atlanta, Inc.                           607,513
      66,600            Sprint Corp.-FON Group                           1,182,816
      35,950     @      Tellabs, Inc.                                      285,443
     117,850            Verizon Communications, Inc.                     4,075,252
                                                                   ---------------
                                                                        30,371,906
                                                                   ---------------
                        TEXTILES: 0.1%
       7,200            Cintas Corp.                                       326,736
                                                                   ---------------
                                                                           326,736
                                                                   ---------------
                        TOYS/GAMES/HOBBIES: 0.0%
      11,400            Hasbro, Inc.                               $       224,124
                                                                   ---------------
                                                                           224,124
                                                                   ---------------
                        TRANSPORTATION: 1.1%
      16,100            Burlington Northern
                          Santa Fe Corp.                                   530,334
      12,360            FedEx Corp.                                        909,449
      16,950            Norfolk Southern Corp.                             410,699
       4,500            Ryder System, Inc.                                 167,175
      47,150            United Parcel Service, Inc.                      3,381,597
                                                                   ---------------
                                                                         5,399,254
                                                                   ---------------
                        Total Common Stock
                          (Cost $381,472,997)                          473,299,310
                                                                   ---------------

REAL ESTATE INVESTMENT TRUSTS: 0.1%

                        REGIONAL MALLS: 0.1%
       9,850            Simon Property Group, Inc.                         507,965
                                                                   ---------------
                                                                           507,965
                                                                   ---------------
                        WAREHOUSE/INDUSTRIAL: 0.0%
       2,750            Prologis                                            88,165
                                                                   ---------------
                                                                            88,165
                                                                   ---------------
                        Total Real Estate Investment
                          Trusts (Cost $534,700)                           596,130
                                                                   ---------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $382,007,697)*                99.9%      $   473,895,440
                        OTHER ASSETS AND
                          LIABILITIES-NET                0.1               615,273
                                                       -----       ---------------
                        NET ASSETS                     100.0%      $   474,510,713
                                                       =====       ===============

@       Non-income producing security
@@      Foreign issuer
S Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2004.
* Cost for federal income tax purposes is $402,755,902. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation     $ 74,326,662
              Gross Unrealized Depreciation       (3,187,124)
                                                ------------
              Net Unrealized Appreciation       $ 71,139,538
                                                ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND                                    as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 98.2%

                        ADVERTISING: 0.2%
       7,750    @,L     Catalina Marketing Corp.                   $       130,898
      15,500            Harte-Hanks, Inc.                                  358,205
                                                                   ---------------
                                                                           489,103
                                                                   ---------------
                        AEROSPACE/DEFENSE: 1.0%
       7,350     @      Alliant Techsystems, Inc.                          450,188
      20,000     L      L-3 Communications
                          Holdings, Inc.                                 1,274,799
       1,450     @      Sequa Corp.                                         71,268
      12,950    @,L     Titan Corp.                                        244,626
                                                                   ---------------
                                                                         2,040,881
                                                                   ---------------
                        AGRICULTURE: 0.1%
       4,650            Universal Corp.                                    218,829
                                                                   ---------------
                                                                           218,829
                                                                   ---------------
                        AIRLINES: 0.0%
       3,150    @,L     Alaska Air Group, Inc.                              64,890
                                                                   ---------------
                                                                            64,890
                                                                   ---------------
                        APPAREL: 1.3%
      35,650     @      Coach, Inc.                                      1,554,697
      16,750     @      Timberland Co.                                   1,038,500
                                                                   ---------------
                                                                         2,593,197
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 1.0%
      11,750            Arvinmeritor, Inc.                                 218,550
       3,450            Bandag, Inc.                                       146,177
       9,800            Borgwarner, Inc.                                   406,112
      12,450            Lear Corp.                                         737,413
      16,200            Modine Manufacturing Co.                           488,430
                                                                   ---------------
                                                                         1,996,682
                                                                   ---------------
                        BANKS: 5.2%
      19,344            Associated Banc-Corp                               565,812
      10,450            Bank of Hawaii Corp.                               454,053
      32,400            Banknorth Group, Inc.                            1,067,255
       8,700            City National Corp.                                561,759
      38,950            Colonial Bancgroup, Inc.                           700,321
      13,550     L      Commerce Bancorp, Inc.                             833,325
      23,250            Compass Bancshares, Inc.                           977,663
       9,700            Cullen/Frost Bankers, Inc.                         425,054
      17,000     L      Greater Bay BanCorp.                               488,070
      28,350            Hibernia Corp.                                     680,400
      11,300     L      Investors Financial Services Corp.                 442,056
       5,800            Mercantile Bankshares Corp.                        270,802
      39,350            National Commerce Financial Corp.                1,280,448
       3,250     L      Provident Financial Group, Inc.                    130,130
       6,250    @,L     Silicon Valley Bancshares                          233,563
      13,150     L      TCF Financial Corp.                                733,507
       3,450            Westamerica Bancorporation                         170,361
      12,300            Wilmington Trust Corp.                             452,640
                                                                   ---------------
                                                                        10,467,219
                                                                   ---------------
                        BEVERAGES: 0.6%
      19,200     @      Constellation Brands, Inc.                         691,200
      26,750            PepsiAmericas, Inc.                                568,170
                                                                   ---------------
                                                                         1,259,370
                                                                   ---------------
                        BIOTECHNOLOGY: 0.6%
      13,900    @,L     Charles River Laboratories Intl., Inc.             626,611
      22,950    @,L     Millennium Pharmaceuticals, Inc.           $       342,185
       6,850    @,L     Protein Design Labs, Inc.                          133,644
                                                                   ---------------
                                                                         1,102,440
                                                                   ---------------
                        BUILDING MATERIALS: 0.5%
      15,050            Martin Marietta Materials, Inc.                    644,592
       7,150            York Intl. Corp.                                   264,407
                                                                   ---------------
                                                                           908,999
                                                                   ---------------
                        CHEMICALS: 2.2%
      12,750            Airgas, Inc.                                       277,695
       8,950            Albemarle Corp.                                    257,581
      18,750            Cabot Corp.                                        673,874
      18,750            Crompton Corp.                                     111,938
       6,850            Cytec Industries, Inc.                             275,850
       7,550            Ferro Corp.                                        193,280
      12,400     @      FMC Corp.                                          503,068
      20,750     L      IMC Global, Inc.                                   258,338
      10,600            Lubrizol Corp.                                     350,966
      31,750            Lyondell Chemical Co.                              524,509
      12,050            Olin Corp.                                         198,223
      23,250            RPM Intl., Inc.                                    342,008
      10,550            Valspar Corp.                                      503,024
                                                                   ---------------
                                                                         4,470,354
                                                                   ---------------
                        COAL: 0.5%
       9,700            Arch Coal, Inc.                                    315,250
      12,550            Peabody Energy Corp.                               624,237
                                                                   ---------------
                                                                           939,487
                                                                   ---------------
                        COMMERCIAL SERVICES: 3.3%
       4,800            Banta Corp.                                        209,472
      18,250    @,L     Career Education Corp.                           1,240,452
      16,550     @      Choicepoint, Inc.                                  715,788
      13,150     @      Education Management Corp.                         454,727
      23,750    @,L     Gartner, Inc.                                      290,938
      21,200     @      ITT Educational Services, Inc.                     867,291
       4,400            Kelly Services, Inc.                               122,056
       6,300     @      Korn/Ferry Intl.                                    87,507
      17,000            Manpower, Inc.                                     811,750
      19,700     @      MPS Group, Inc.                                    218,276
      17,900     @      Quanta Services, Inc.                               94,870
      15,050     @      Rent-A-Center, Inc.                                444,728
       7,575            Rollins, Inc.                                      184,754
       4,900     @      Sotheby's Holdings                                  73,059
      14,250    @,L     United Rentals, Inc.                               243,675
       9,700    @,L     Valassis Communications, Inc.                      284,986
       6,600            Viad Corp.                                         165,528
                                                                   ---------------
                                                                         6,509,857
                                                                   ---------------
                        COMPUTERS: 4.5%
      20,600    @,L     BISYS Group, Inc.                                  260,590
      47,950    @,L     Cadence Design Systems, Inc.                       663,628
      11,050     @      Ceridian Corp.                                     247,520
      31,500    @,L     Cognizant Technology Solutions Corp.             1,456,559
      13,950            Diebold, Inc.                                      685,364
      15,900    @,L     DST Systems, Inc.                                  763,836
      42,650            Henry (Jack) & Associates                          827,410
       2,600            Imation Corp.                                      107,016
      16,800    @,L     McData Corp.                                        79,800
      12,500            Reynolds & Reynolds Co.                            375,000
      48,350    @,L     Sandisk Corp.                                    1,191,828

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND                        as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        COMPUTERS (CONTINUED)
      51,450     @      Storage Technology Corp.                   $     1,453,462
      28,750    @,L     Synopsys, Inc.                                     851,000
                                                                   ---------------
                                                                         8,963,013
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 1.1%
      16,000            CDW Corp.                                        1,124,160
      13,650            Fastenal Co.                                       706,524
      10,050    @,L     Tech Data Corp.                                    403,407
                                                                   ---------------
                                                                         2,234,091
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 2.9%
      14,900            AG Edwards, Inc.                                   557,260
      78,150    @,L     AmeriCredit Corp.                                1,383,254
      13,050            Eaton Vance Corp.                                  481,545
      17,550            Indymac Bancorp, Inc.                              577,395
       9,400     L      Jefferies Group, Inc.                              307,662
      10,300     L      Labranche & Co., Inc.                               92,288
      12,650            Legg Mason, Inc.                                 1,109,532
      36,000            Raymond James Financial, Inc.                      928,800
      15,050            Waddell & Reed Financial, Inc.                     328,843
                                                                   ---------------
                                                                         5,766,579
                                                                   ---------------
                        ELECTRIC: 4.4%
      28,350            Allete, Inc.                                       985,162
      20,100            Alliant Energy Corp.                               502,098
       5,200            Black Hills Corp.                                  152,360
      22,900     L      DPL, Inc.                                          452,275
      13,550            Duquesne Light Holdings, Inc.                      260,567
      26,500            Energy East Corp.                                  622,750
      21,150            Great Plains Energy, Inc.                          640,633
       6,600     L      Hawaiian Electric Industries                       320,826
       2,700            IdaCorp., Inc.                                      70,200
      19,950            Mdu Resources Group, Inc.                          467,828
      23,450            Northeast Utilities                                447,895
       9,200            NSTAR                                              434,976
      15,150            OGE Energy Corp.                                   371,175
      31,750            Pepco Holdings, Inc.                               584,200
       7,550            PNM Resources, Inc.                                226,878
      20,200            Scana Corp.                                        718,715
      37,600    @,L     Sierra Pacific Resources                           280,496
      14,850            Westar Energy, Inc.                                292,842
      22,250            Wisconsin Energy Corp.                             707,772
       6,200            WPS Resources Corp.                                280,612
                                                                   ---------------
                                                                         8,820,260
                                                                   ---------------
                        ELECTRICAL COMPONENTS & EQUIPMENT: 1.6%
      12,100            Ametek, Inc.                                       326,821
      36,000     @      Energizer Holdings, Inc.                         1,632,600
      27,600     L      Hubbell, Inc.                                    1,237,032
                                                                   ---------------
                                                                         3,196,453
                                                                   ---------------
                        ELECTRONICS: 2.1%
      53,600     @      Arrow Electronics, Inc.                          1,459,527
      57,350     @      Avnet, Inc.                                      1,341,990
      13,750     L      Gentex Corp.                                       522,500
      13,550     @      Kemet Corp.                                        164,633
       5,550     @      Varian, Inc.                                       246,975
      27,850    @,L     Vishay Intertechnology, Inc.                       525,530
                                                                   ---------------
                                                                         4,261,155
                                                                   ---------------
                        ENGINEERING & CONSTRUCTION: 0.4%
       8,950   @,S,L    Dycom Industries, Inc.                             220,976
       7,250            Granite Construction, Inc.                 $       137,025
       9,750     @      Jacobs Engineering Group, Inc.                     434,850
                                                                   ---------------
                                                                           792,851
                                                                   ---------------
                        ENTERTAINMENT: 1.0%
      18,500     L      GTECH Holdings Corp.                             1,040,994
       9,550            International Speedway Corp.                       445,508
      14,850    @,L     Macrovision Corp.                                  345,857
      12,200     @      Six Flags, Inc.                                     85,400
                                                                   ---------------
                                                                         1,917,759
                                                                   ---------------
                        ENVIRONMENTAL CONTROL: 0.6%
      30,150            Republic Services, Inc.                            869,828
       7,700    @,L     Stericycle, Inc.                                   354,431
                                                                   ---------------
                                                                         1,224,259
                                                                   ---------------
                        FOOD: 3.2%
      11,750     @      Dean Foods Co.                                     414,775
      24,150            Hormel Foods Corp.                                 754,688
       8,778     L      JM Smucker Co.                                     429,244
      15,300            Ruddick Corp.                                      314,568
      20,300    @,L     Smithfield Foods, Inc.                             588,497
      10,711            Tootsie Roll Industries, Inc.                      365,245
     122,473            Tyson Foods, Inc.                                2,513,146
      11,300    @,L     Whole Foods Market, Inc.                           971,800
                                                                   ---------------
                                                                         6,351,963
                                                                   ---------------
                        FOREST PRODUCTS & PAPER: 0.6%
       4,100            Bowater, Inc.                                      173,143
       8,600            Longview Fibre Co.                                 109,736
      14,850            Potlatch Corp.                                     560,587
       9,423            Rayonier, Inc.                                     395,766
           1    @,@@    Stora Enso OYJ                                          13
                                                                   ---------------
                                                                         1,239,245
                                                                   ---------------
                        GAS: 0.6%
      12,450            AGL Resources, Inc.                                351,090
      17,600            Oneok, Inc.                                        376,112
       5,850            Vectren Corp.                                      140,400
       8,550            WGL Holdings, Inc.                                 235,211
                                                                   ---------------
                                                                         1,102,813
                                                                   ---------------
                        HAND/MACHINE TOOLS: 0.1%
       6,600            Kennametal, Inc.                                   281,160
                                                                   ---------------
                                                                           281,160
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 3.8%
      16,150    @,L     Apogent Technologies, Inc.                         520,353
      11,900            Beckman Coulter, Inc.                              719,950
      20,200    @,L     Cytyc Corp.                                        442,380
      14,250            Dentsply Intl., Inc.                               704,093
       8,050     @      Henry Schein, Inc.                                 540,638
      11,150            Hillenbrand Industries, Inc.                       656,735
      19,550    @,L     Patterson Dental Co.                             1,484,235
      12,750     @      Steris Corp.                                       292,613
      25,800     @      Varian Medical Systems, Inc.                     2,138,819
       7,600     @      Visx, Inc.                                         178,676
                                                                   ---------------
                                                                         7,678,492
                                                                   ---------------
                        HEALTHCARE-SERVICES: 4.4%
       3,200    @,L     Apria Healthcare Group, Inc.                        89,856
      16,550     @      Community Health Systems, Inc.                     422,025
      19,900     @      Covance, Inc.                                      720,778
      36,500     @      Coventry Health Care, Inc.                       1,681,919

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND                        as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        HEALTHCARE-SERVICES (CONTINUED)
      34,750    @,L     Health Net, Inc.                           $       816,625
       5,150     @      LifePoint Hospitals, Inc.                          193,640
      17,700    @,L     Lincare Holdings, Inc.                             594,897
      24,500            Oxford Health Plans                              1,390,865
      38,100    @,L     Pacificare Health Systems                        1,407,033
      32,325     @      Renal Care Group, Inc.                           1,059,290
      11,100            Universal Health Services, Inc.                    488,511
                                                                   ---------------
                                                                         8,865,439
                                                                   ---------------
                        HOME BUILDERS: 1.6%
      44,400            DR Horton, Inc.                                  1,283,160
      29,600     L      Lennar Corp., Cl. A                              1,358,640
       4,650     L      Ryland Group, Inc.                                 370,140
       5,400     @      Toll Brothers, Inc.                                220,914
                                                                   ---------------
                                                                         3,232,854
                                                                   ---------------
                        HOME FURNISHINGS: 1.2%
       9,850            Furniture Brands Intl., Inc.                       253,835
      25,950            Harman Intl. Industries, Inc.                    2,079,633
                                                                   ---------------
                                                                         2,333,468
                                                                   ---------------
                        HOUSEHOLD PRODUCTS/WARES: 0.7%
      20,600    @,L     American Greetings                                 432,599
       9,950            Blyth, Inc.                                        324,868
       7,650            Church & Dwight, Inc.                              347,310
       2,350     @      Scotts Co.                                         152,398
      10,250            Tupperware Corp.                                   187,268
                                                                   ---------------
                                                                         1,444,443
                                                                   ---------------
                        INSURANCE: 7.2%
      25,350     @      Allmerica Financial Corp.                          815,003
      23,350            American Financial Group, Inc.                     705,404
      12,400     L      AmerUs Group Co.                                   487,940
      17,400            Arthur J Gallagher & Co.                           554,190
      15,800     @@     Everest Re Group Ltd.                            1,293,230
      60,417            Fidelity National Financial, Inc.                2,271,074
      24,500            First American Corp.                               636,020
      11,400            HCC Insurance Holdings, Inc.                       377,796
       3,400            Horace Mann Educators Corp.                         57,562
      13,100     @      Leucadia National Corp.                            651,070
       3,550    @,L     Mony Group, Inc.                                   110,902
      11,450     @      Ohio Casualty Corp.                                214,688
      32,600            Old Republic Intl. Corp.                           741,976
      17,100     L      PMI Group, Inc.                                    738,207
      21,400            Protective Life Corp.                              791,372
      18,000            Radian Group, Inc.                                 828,000
       5,450            Stancorp Financial Group, Inc.                     349,291
      32,600            Unitrin, Inc.                                    1,307,259
      38,025            WR Berkley Corp.                                 1,583,740
                                                                   ---------------
                                                                        14,514,724
                                                                   ---------------
                        INTERNET: 0.8%
       7,650     @      Avocent Corp.                                      262,166
      12,450    @,L     Macromedia, Inc.                                   323,700
      30,650    @,L     Network Associates, Inc.                           510,323
      29,500    @,L     RSA Security, Inc.                                 541,029
                                                                   ---------------
                                                                         1,637,218
                                                                   ---------------
                        LEISURE TIME: 0.3%
      13,350            Callaway Golf Co.                                  216,003
      10,600            Thor Industries, Inc.                              294,786
                                                                   ---------------
                                                                           510,789
                                                                   ---------------
                        LODGING: 1.1%
      12,150            Boyd Gaming Corp.                          $       282,488
      93,350    @,L     Caesars Entertainment Inc                        1,285,429
      12,400            Mandalay Resort Group                              680,140
                                                                   ---------------
                                                                         2,248,057
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 1.2%
      15,900     @      Agco Corp.                                         304,644
      17,600     @      Flowserve Corp.                                    368,720
      20,450            Graco, Inc.                                        572,191
       8,250            Nordson Corp.                                      312,098
       3,450            Tecumseh Products Co.                              128,064
       8,950    @,L     Zebra Technologies Corp.                           723,876
                                                                   ---------------
                                                                         2,409,593
                                                                   ---------------
                        MEDIA: 2.0%
      20,450            Belo Corp.                                         601,639
       9,950     @      Entercom Communications Corp.                      405,463
       8,300            Lee Enterprises, Inc.                              397,404
       4,150            Media General, Inc.                                285,603
      15,000            Reader's Digest Association, Inc.                  227,550
       5,950    @,L     Scholastic Corp.                                   168,028
       1,750            Washington Post                                  1,663,812
       6,300     @      Westwood One, Inc.                                 170,919
                                                                   ---------------
                                                                         3,920,418
                                                                   ---------------
                        METAL FABRICATE/HARDWARE: 0.1%
       4,950            Precision Castparts Corp.                          232,106
                                                                   ---------------
                                                                           232,106
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 2.4%
       9,700            Brink's Co.                                        300,021
       5,850            Carlisle Cos., Inc.                                343,337
      15,100            Donaldson Co., Inc.                                396,828
       7,800            Harsco Corp.                                       338,598
       5,750            Lancaster Colony Corp.                             230,173
      22,900            Pentair, Inc.                                    1,403,312
      33,500            SPX Corp.                                        1,464,619
       7,050            Teleflex, Inc.                                     327,614
                                                                   ---------------
                                                                         4,804,502
                                                                   ---------------
                        OFFICE FURNISHINGS: 0.3%
       5,400            Herman Miller, Inc.                                130,032
       9,850            HNI Corp.                                          392,720
                                                                   ---------------
                                                                           522,752
                                                                   ---------------
                        OIL AND GAS: 4.0%
          76     @      Cross Timbers Royalty Trust                          2,182
      30,850            Ensco Intl., Inc.                                  821,844
      19,300            Murphy Oil Corp.                                 1,259,518
      11,400     @      Newfield Exploration Co.                           567,150
      18,550            Noble Energy, Inc.                                 841,057
      53,500     @      Pioneer Natural Resources Co.                    1,655,824
      14,550     @      Plains Exploration &
                          Production Co.                                   258,990
      30,850            Pogo Producing Co.                               1,403,057
      47,150            XTO Energy, Inc.                                 1,190,538
                                                                   ---------------
                                                                         8,000,160
                                                                   ---------------
                        OIL AND GAS SERVICES: 1.2%
      11,350    @,L     Cooper Cameron Corp.                               526,299
      14,100     @      FMC Technologies, Inc.                             380,277
      24,850     @      Grant Prideco, Inc.                                385,424
      15,750    @,L     Hanover Compressor Co.                             164,903

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND                        as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        OIL AND GAS SERVICES (CONTINUED)
       6,250     @      National-Oilwell, Inc.                     $       173,000
       8,500    @,L     Smith Intl., Inc.                                  424,404
      10,150     @      Weatherford Intl. Ltd.                             421,327
                                                                   ---------------
                                                                         2,475,634
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.3%
       8,450            Packaging Corp. of America                         198,575
      19,520            Sonoco Products Co.                                486,048
                                                                   ---------------
                                                                           684,623
                                                                   ---------------
                        PHARMACEUTICALS: 2.4%
      10,050    @,L     Cephalon, Inc.                                     541,394
      15,600     @      Gilead Sciences, Inc.                            1,021,175
      36,000    @,L     IVAX Corp.                                         876,600
      18,850            Omnicare, Inc.                                     810,550
      12,950            Perrigo Co.                                        264,957
       6,050    @,L     Pharmaceutical Resources, Inc.                     255,008
      15,600    @,L     Sepracor, Inc.                                     694,044
      14,100            Valeant Pharmaceuticals Intl.                      257,748
      12,800    @,L     Vertex Pharmaceuticals, Inc.                       112,640
                                                                   ---------------
                                                                         4,834,116
                                                                   ---------------
                        PIPELINES: 1.1%
      27,950     @      Aquila, Inc.                                       112,080
      10,900            Equitable Resources, Inc.                          527,560
      26,650     L      National Fuel Gas Co.                              670,247
      14,450            Questar Corp.                                      529,593
       6,850     L      Western Gas Resources, Inc.                        378,805
                                                                   ---------------
                                                                         2,218,285
                                                                   ---------------
                        RETAIL: 8.4%
      17,800     @      Abercrombie & Fitch Co.                            648,454
      33,900    @,L     American Eagle Outfitters                          981,743
      33,675    @,L     Ann Taylor Stores Corp.                            953,338
      10,450            Applebees Intl., Inc.                              396,055
      32,800    @,L     Barnes & Noble, Inc.                               982,031
      13,500    @,L     BJ's Wholesale Club, Inc.                          318,870
       4,050            Bob Evans Farms                                    104,045
      23,850            Borders Group, Inc.                                544,496
      17,400     @      Brinker Intl., Inc.                                643,104
       7,700    @,L     Carmax, Inc.                                       176,099
       8,850            CBRL Group, Inc.                                   285,413
       3,850    @,L     Cheesecake Factory                                 150,227
      16,000    @,L     Chico's FAS, Inc.                                  686,400
      46,700            Claire's Stores, Inc.                              966,689
      28,250     @      Copart, Inc.                                       696,363
      30,450     L      Michaels Stores, Inc.                            1,591,012
       3,600            Neiman-Marcus Group, Inc.                          185,760
      10,200     @      O'Reilly Automotive, Inc.                          458,286
      13,750            Outback Steakhouse, Inc.                           583,688
      36,800    @,L     Pacific Sunwear of California                      800,400
      13,300     @      Payless Shoesource, Inc.                           218,120
      26,700     L      Petsmart, Inc.                                     830,103
      15,750            Pier 1 Imports, Inc.                               296,888
      14,550            Regis Corp.                                        634,235
      29,100            Ross Stores, Inc.                                  762,129
      11,950            Ruby Tuesday, Inc.                                 338,783
      65,550            Saks, Inc.                                         983,905
      21,650    @,L     Williams-Sonoma, Inc.                              691,718
                                                                   ---------------
                                                                        16,908,354
                                                                   ---------------
                        SAVINGS AND LOANS: 3.3%
      15,000            Astoria Financial Corp.                            574,050
      39,300            Greenpoint Financial Corp.                       1,575,931
      38,050            Independence Community Bank                $     1,427,636
      49,777     L      New York Community Bancorp, Inc.                 1,165,777
      56,100            Sovereign Bancorp, Inc.                          1,220,175
      12,985            Washington Federal, Inc.                           310,471
       8,400            Webster Financial Corp.                            393,456
                                                                   ---------------
                                                                         6,667,496
                                                                   ---------------
                        SEMICONDUCTORS: 3.7%
     228,700    @,L     Atmel Corp.                                      1,454,531
      11,000    @,L     Credence Systems Corp.                             154,110
       5,550    @,L     Cree, Inc.                                         127,706
      22,750    @,L     Cypress Semiconductor Corp.                        372,190
      21,000     @      Fairchild Semiconductor Intl., Inc.                414,120
      19,850     @      Integrated Device Technology, Inc.                 289,413
      11,650     @      International Rectifier Corp.                      515,745
      10,200            Intersil Corp.                                     216,750
      24,550     @      Lam Research Corp.                                 616,941
      19,150    @,L     Lattice Semiconductor Corp.                        149,562
       9,700    @,L     LTX Corp.                                          103,305
      14,250    @,L     Micrel, Inc.                                       210,473
      56,550            Microchip Technology, Inc.                       1,793,200
      13,400    @,L     Semtech Corp.                                      336,608
       9,300    @,L     Silicon Laboratories, Inc.                         485,367
      19,250    @,L     Triquint Semiconductor, Inc.                       107,415
                                                                   ---------------
                                                                         7,347,436
                                                                   ---------------
                        SOFTWARE: 2.8%
      41,575     @      Activision, Inc.                                   657,717
      15,550     L      Acxiom Corp.                                       374,755
       7,000     @      Advent Software, Inc.                              132,440
       4,125     @      Ascential Software Corp.                            66,206
      10,400            Certegy, Inc.                                      392,392
      18,100     @      CSG Systems Intl.                                  345,529
      13,900     @      D&B Corp.                                          769,087
      11,925            Fair Isaac Corp.                                   414,394
      12,700    @,L     Keane, Inc.                                        182,245
      14,325            National Instruments Corp.                         461,695
      14,000     @      Retek, Inc.                                         91,280
      19,300            SEI Investments Co.                                569,157
      46,350     @      Sybase, Inc.                                       806,489
      12,950     @      Transaction Systems Architects, Inc.               244,367
                                                                   ---------------
                                                                         5,507,753
                                                                   ---------------
                        TELECOMMUNICATIONS: 2.3%
      27,850     @      3Com Corp.                                         180,190
      14,250            Adtran, Inc.                                       406,838
      15,900     @      Advanced Fibre Communication                       298,920
      19,150     @      Cincinnati Bell, Inc.                               78,898
      18,600    @,L     Commscope, Inc.                                    320,850
      20,850            Harris Corp.                                       964,103
       6,650     @      Newport Corp.                                       96,625
       8,550     @      Plantronics, Inc.                                  339,863
      30,450     @      Polycom, Inc.                                      623,920
      20,950    @,L     Powerwave Technologies, Inc.                       167,810
       6,545     @      Price Communications Corp.                          94,575
      13,350    @,L     RF Micro Devices, Inc.                             106,800
      13,150            Telephone & Data Systems, Inc.                     942,197
                                                                   ---------------
                                                                         4,621,589
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND                        as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        TEXTILES: 0.2%
       5,050     @      Mohawk Industries, Inc.                    $       374,912
                                                                   ---------------
                                                                           374,912
                                                                   ---------------
                        TRANSPORTATION: 1.7%
       7,700            Alexander & Baldwin, Inc.                          245,399
       6,200            CH Robinson Worldwide, Inc.                        257,796
      15,450            CNF, Inc.                                          602,241
      18,550            Expeditors Intl. Washington, Inc.                  842,912
      14,350     @      JB Hunt Transport Services, Inc.                   469,819
      19,500            Overseas Shipholding Group                         743,730
      15,425            Werner Enterprises, Inc.                           294,463
                                                                   ---------------
                                                                         3,456,360
                                                                   ---------------
                        TRUCKING&LEASING: 0.1%
       9,450            Gatx Corp.                                         227,840
                                                                   ---------------
                                                                           227,840
                                                                   ---------------
                        Total Common Stock
                          (Cost $169,430,257)                          196,892,322
                                                                   ---------------

REAL ESTATE INVESTMENT TRUSTS: 1.1%

                        DIVERSIFIED: 0.3%
      15,250            Liberty Property Trust                             608,322
                                                                   ---------------
                                                                           608,322
                                                                   ---------------
                        HOTELS: 0.3%
      11,550            Hospitality Properties Trust                       472,742
                                                                   ---------------
                                                                           472,742
                                                                   ---------------
                        OFFICE PROPERTY: 0.2%
      10,950            Mack-Cali Realty Corp.                             437,562
                                                                   ---------------
                                                                           437,562
                                                                   ---------------
                        SHOPPING CENTERS: 0.2%
      18,000            New Plan Excel Realty Trust                        428,580
                                                                   ---------------
                                                                           428,580
                                                                   ---------------
                        WAREHOUSE/INDUSTRIAL: 0.1%
       6,750            AMB Property Corp.                                 223,088
                                                                   ---------------
                                                                           223,088
                                                                   ---------------
                        Total Real Estate Investment
                          Trusts (Cost $2,062,766)                       2,170,294
                                                                   ---------------
                        Total Long-Term Investments
                          (Cost $171,493,023)                          199,062,616
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 18.3%

                  REPURCHASE AGREEMENT: 0.6%
$  1,200,000      Morgan Stanley Repurchase
                    Agreement dated 05/28/04,
                    1.010%, due 06/01/04, $1,200,135
                    to be received upon repurchase
                    (Collateralized by $1,260,000
                    Federal Home Loan Mortgage Corp.,
                    3.875%, Market Value plus accrued
                    interest $1,239,525, due 01/12/09)             $     1,200,000
                                                                   ---------------
                  Total Repurchase Agreement
                    (Cost $1,200,000)                                    1,200,000
                                                                   ---------------
                  SECURITIES LENDING COLLATERAL (cc):
                    17.7%
  35,366,067      The Bank of New York Institutional
                    Cash Reserve Fund, 1.100%                           35,366,067
                                                                   ---------------
                  Total Securities Lending Collateral
                    (Cost $35,366,067)                                  35,366,067
                                                                   ---------------
                  Total Short-Term Investments
                    (Cost $36,566,067)                                  36,566,067
                                                                   ---------------
                  TOTAL INVESTMENTS IN
                   SECURITIES (COST
                   $208,059,090)*                         117.6%   $   235,628,683
                  OTHER ASSETS AND
                   LIABILITIES-NET                        (17.6)       (35,227,788)
                                                          -----    ---------------
                  NET ASSETS                              100.0%   $   200,400,895
                                                          =====    ===============

@      Non-income producing security
@@     Foreign issuer
L      Loaned security, a portion or all of the security is on loan at May 31,
       2004
S      Segregated security
(cc)   Security purchased with cash collateral for securities loaned.
* Cost for federal income tax purposes is $211,114,879. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation        $        26,989,057
            Gross Unrealized Depreciation                 (2,475,253)
                                                 -------------------
            Net Unrealized Appreciation          $        24,513,804
                                                 ===================

Information concerning open futures contracts at May 31, 2004 is shown below:

                    NO. OF       NOTIONAL     EXPIRATION    UNREALIZED
LONG CONTRACTS    CONTRACTS    MARKET VALUE      DATE          GAIN
--------------    ---------    ------------   ----------    ----------
MidCap 400            3         $  892,050      June-04      $  7,641
                                ==========                   ========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND                                  as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 98.8%

                        ADVERTISING: 0.2%
       4,505            Advo, Inc.                                 $       144,250
                                                                   ---------------
                                                                           144,250
                                                                   ---------------
                        AEROSPACE/DEFENSE: 1.5%
       8,850    @,L     AAR Corp.                                           84,783
       4,250     @      Armor Holdings, Inc.                               158,950
       3,850            Curtiss-Wright Corp.                               181,143
       3,880     @      DRS Technologies, Inc.                             108,601
       2,540            EDO Corp.                                           54,559
       1,570            Engineered Support Systems, Inc.                    82,268
       3,190     @      Esterline Technologies Corp.                        80,324
       2,650            GenCorp, Inc.                                       30,104
       2,950            Kaman Corp.                                         34,751
       4,000     @      Moog, Inc.                                         124,400
       5,010     @      Teledyne Technologies, Inc.                         92,284
       2,350     @      Triumph Group, Inc.                                 74,754
                                                                   ---------------
                                                                         1,106,921
                                                                   ---------------
                        AGRICULTURE: 0.3%
       6,910            Delta & Pine Land Co.                              160,173
       5,510            Dimon, Inc.                                         33,887
                                                                   ---------------
                                                                           194,060
                                                                   ---------------
                        AIRLINES: 0.4%
       2,300    @,L     Atlantic Coast Airlines Holdings, Inc.              12,972
       4,200     @      Frontier Airlines, Inc.                             39,060
      13,100    @,L     Mesa Air Group, Inc.                               100,477
       8,350            Skywest, Inc.                                      139,696
                                                                   ---------------
                                                                           292,205
                                                                   ---------------
                        APPAREL: 1.6%
       5,750     @      Ashworth, Inc.                                      45,943
       3,630     @      Gymboree Corp.                                      52,962
       1,840            Haggar Corp.                                        37,094
       4,590            K-Swiss, Inc.                                       91,800
       6,900            Kellwood Co.                                       280,829
       2,570            Oxford Industries, Inc.                             94,705
       3,930            Phillips-Van Heusen                                 74,395
       7,750     @      Quiksilver, Inc.                                   179,568
          10            Russell Corp.                                          164
       9,260            Stride Rite Corp.                                   97,693
      10,080            Wolverine World Wide, Inc.                         265,607
                                                                   ---------------
                                                                         1,220,760
                                                                   ---------------
                        AUTO MANUFACTURERS: 0.5%
       5,480            Oshkosh Truck Corp.                                283,590
       4,680     @      Wabash National Corp.                              123,084
                                                                   ---------------
                                                                           406,674
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 0.1%
       2,530            Standard Motor Products, Inc.                       35,420
       5,800    @,L     Tower Automotive, Inc.                              21,518
                                                                   ---------------
                                                                            56,938
                                                                   ---------------
                        BANKS: 6.0%
         300     L      Boston Private Financial Holdings, Inc.              6,867
       2,265            Chittenden Corp.                                    73,409
       5,410            Community First Bankshares, Inc.                   173,661
       3,750            East-West Bancorp, Inc.                            227,513
       5,855     @@     First Bancorp Puerto Rico                          227,350
       6,960            First Midwest Bancorp, Inc.                        238,380
       2,210            First Republic Bank                                 90,080
      28,230            Fremont General Corp.                      $       633,763
       6,400            Gold Banc Corp., Inc.                              104,832
       7,020            Hudson United BanCorp                              257,213
      10,580            Irwin Financial Corp.                              269,260
       4,738            Provident Bankshares Corp.                         136,691
      17,815            Republic Bancorp, Inc.                             236,761
       4,450            Riggs National Corp.                                97,188
       8,490            South Financial Group, Inc.                        233,984
       2,700            Sterling Bancshares, Inc.                           35,451
       5,860            Susquehanna Bancshares, Inc.                       142,574
      10,736            Trustco Bank Corp. NY                              138,602
       6,500            UCBH Holdings, Inc.                                246,610
       3,800            Umpqua Holdings Corp.                               72,276
       6,610            United Bankshares, Inc.                            206,232
      10,440            Whitney Holding Corp.                              453,826
       3,060            Wintrust Financial Corp.                           145,411
                                                                   ---------------
                                                                         4,447,934
                                                                   ---------------
                        BIOTECHNOLOGY: 0.6%
       6,100     @      Arqule, Inc.                                        35,380
       4,410            Cambrex Corp.                                      100,769
       3,300    @,L     CryoLife, Inc.                                      16,830
       3,991     @      Enzo Biochem, Inc.                                  53,320
       4,320    @,L     Integra Lifesciences Holdings Corp.                138,541
       8,360    @,L     Regeneron Pharmaceuticals, Inc.                     93,883
       6,700     @      Savient Pharmaceuticals, Inc.                       16,214
                                                                   ---------------
                                                                           454,937
                                                                   ---------------
                        BUILDING MATERIALS: 1.1%
       2,790            Apogee Enterprises, Inc.                            27,788
       2,450            ElkCorp.                                            60,760
       6,535            Florida Rock Industries, Inc.                      259,767
       3,582            Lennox Intl., Inc.                                  59,031
       3,710            Simpson Manufacturing Co., Inc.                    203,308
       3,500            Texas Industries, Inc.                             128,975
       2,310            Universal Forest Products, Inc.                     66,898
                                                                   ---------------
                                                                           806,527
                                                                   ---------------
                        CHEMICALS: 1.5%
       3,750            Arch Chemicals, Inc.                                99,488
       2,250            Georgia Gulf Corp.                                  76,095
       1,700     @      HB Fuller Co.                                       45,543
      12,110            Macdermid, Inc.                                    377,347
      11,350     @      OM Group, Inc.                                     302,931
       1,470            Penford Corp.                                       25,284
       5,650     @      PolyOne Corp.                                       38,929
         590            Quaker Chemical Corp.                               15,122
       5,410            Schulman (A.), Inc.                                108,037
       1,390            Wellman, Inc.                                       11,051
                                                                   ---------------
                                                                         1,099,827
                                                                   ---------------
                        COAL: 0.2%
       4,800     L      Massey Energy Co.                                  118,176
                                                                   ---------------
                                                                           118,176
                                                                   ---------------
                        COMMERCIAL SERVICES: 4.1%
       4,800            Aaron Rents, Inc.                                  142,800
       6,680            ABM Industries, Inc.                               127,054
      10,150     @      Administaff, Inc.                                  167,881
       4,330     @      Arbitron, Inc.                                     168,870
       4,800            Bowne & Co., Inc.                                   76,416
         940            CDI Corp.                                           31,199
       5,070            Central Parking Corp.                               93,744
       1,340            Chemed Corp                                         63,275
       2,540    @,L     Coinstar, Inc.                                      44,196

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        COMMERCIAL SERVICES (CONTINUED)
       5,600     @      Consolidated Graphics, Inc.                $       224,840
       2,740            CPI Corp.                                           42,525
       3,600     @      Cross Country Healthcare, Inc.                      59,796
       2,650     @      Heidrick & Struggles Intl., Inc.                    74,041
       9,020            Hooper Holmes, Inc.                                 50,512
         990     @      Insurance Auto Auctions, Inc.                       16,196
       6,440    @,L     Kroll, Inc.                                        235,317
       6,320     @      Labor Ready, Inc.                                   76,914
       4,080     @      Maximus, Inc.                                      146,635
       4,020    @,L     Memberworks, Inc.                                  115,052
       5,350     @      Midas, Inc.                                        102,453
       4,560     @      NCO Group, Inc.                                    113,042
       2,550     @      On Assignment, Inc.                                 14,969
       3,310     @      Parexel Intl. Corp.                                 65,505
       8,360    @,L     Pharmaceutical Product
                          Development, Inc.                                253,140
       2,300    @,L     Pre-Paid Legal Services, Inc.                       54,188
       6,270    @,L     PRG-Schultz Intl., Inc.                             28,278
       4,820     @      SourceCorp.                                        123,778
       9,150     @      Spherion Corp.                                      84,546
       1,830            Startek, Inc.                                       61,049
       2,550     @      Volt Information Sciences, Inc.                     65,535
       5,100     @      Watson Wyatt & Co. Holdings                        133,365
                                                                   ---------------
                                                                         3,057,111
                                                                   ---------------
                        COMPUTERS: 2.2%
       1,650            Agilysys, Inc.                                      20,312
       4,700     @      Brooktrout, Inc.                                    45,214
       4,570     @      CACI Intl., Inc.                                   169,730
      10,400     @      Carreker Corp.                                      94,952
       4,250     @      Catapult Communications Corp.                       70,168
       9,790    @,L     Ciber, Inc.                                         87,131
       4,930            Factset Research Systems, Inc.                     215,489
       4,120    @,L     Hutchinson Technology, Inc.                        108,809
       5,052     @      Kronos, Inc.                                       209,557
       5,060    @,L     Manhattan Associates, Inc.                         144,210
       2,700    @,L     Mercury Computer Systems, Inc.                      60,561
       5,360    @,L     Micros Systems, Inc.                               232,784
       3,800    @,L     Nyfix, Inc.                                         19,152
       3,790     @      Radiant Systems, Inc.                               17,017
       4,610    @,L     Radisys Corp.                                       76,803
       3,650     @      SCM Microsystems, Inc.                              23,251
       1,560            Talx Corp.                                          36,192
                                                                   ---------------
                                                                         1,631,332
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 1.3%
       1,140            Building Material Holding Corp.                     19,619
       4,700            Hughes Supply, Inc.                                253,800
       5,350            Owens & Minor, Inc.                                129,470
       2,000     @      Scansource, Inc.                                   106,500
       4,925     @      SCP Pool Corp.                                     198,231
       5,300     @      United Stationers, Inc.                            199,863
       4,010            Watsco, Inc.                                       104,942
                                                                   ---------------
                                                                         1,012,425
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 1.3%
       2,500    @,L     Financial Federal Corp.                             78,100
       6,400    @,L     Investment Technology Group, Inc.                   87,360
      13,590     L      New Century Financial Corp.                        592,660
       2,650     @      Piper Jaffray Cos.                                 128,260
       2,340            SWS Group, Inc.                                     37,721
       3,100     @      World Acceptance Corp.                              55,459
                                                                   ---------------
                                                                           979,560
                                                                   ---------------
                        ELECTRIC: 0.9%
       8,590            Avista Corp.                               $       145,685
       1,460            Central Vermont Public Service Corp.                28,485
       2,600            CH Energy Group, Inc.                              118,300
       3,030     L      Cleco Corp.                                         52,571
       3,400     @      El Paso Electric Co.                                49,130
         550            Green Mountain Power Corp.                          14,141
       2,620            UIL Holdings Corp.                                 116,328
       5,760            Unisource Energy Corp.                             142,157
                                                                   ---------------
                                                                           666,797
                                                                   ---------------
                        ELECTRICAL COMPONENTS & EQUIPMENT: 1.7%
          20     @      Advanced Energy Industries, Inc.                       307
       6,550    @,L     Artesyn Technologies, Inc.                          59,867
      10,070            Belden, Inc.                                       170,183
       3,220            C&D Technologies, Inc.                              52,583
       2,310     @      Intermagnetics General Corp.                        68,076
       9,400     @      Littelfuse, Inc.                                   371,863
       9,100     @      Rayovac Corp.                                      246,610
      17,530     @      Vicor Corp.                                        243,667
       2,800     @      Wilson Greatbatch Technologies, Inc.                76,160
                                                                   ---------------
                                                                         1,289,316
                                                                   ---------------
                        ELECTRONICS: 4.7%
       1,760     L      Analogic Corp.                                      81,189
       5,550            BEI Technologies, Inc.                             148,019
       2,800            Bel Fuse, Inc.                                     101,752
       6,325     @      Benchmark Electronics, Inc.                        184,247
       3,820            Brady Corp.                                        157,690
      16,010     @      Checkpoint Systems, Inc.                           276,332
       4,790     @      Coherent, Inc.                                     129,761
       4,590            CTS Corp.                                           50,031
       3,850            Cubic Corp.                                         86,664
       5,800    @,L     Cymer, Inc.                                        213,440
       2,450     @      Daktronics Inc                                      57,208
       5,980     @      Dionex Corp.                                       301,152
       4,700     @      Electro Scientific Industries, Inc.                107,301
       5,370    @,L     FEI Co.                                            133,982
       2,070    @,L     Flir Systems, Inc.                                 101,844
       4,420    @,L     Invision Technologies, Inc.                        220,336
         960     @      Itron, Inc.                                         19,814
       2,370            Keithley Instruments, Inc.                          51,216
       5,950     @      Meade Instruments Corp.                             19,040
       6,290            Methode Electronics                                 69,316
       3,150            Park Electrochemical Corp.                          78,624
       6,220     @      Paxar Corp.                                        114,635
         790     @      Planar Systems, Inc.                                 9,994
       2,700     @      Rogers Corp.                                       165,915
       2,350     @      SBS Technologies, Inc.                              43,475
       6,630     @      Technitrol, Inc.                                   137,970
          25    @,L     Trimble Navigation Ltd.                                676
       4,920            Watts Industries, Inc.                             119,408
       4,350            Woodward Governor Co.                              289,057
       3,850            X-Rite, Inc.                                        51,513
                                                                   ---------------
                                                                         3,521,601
                                                                   ---------------
                        ENERGY-ALTERNATE SOURCES: 0.2%
       5,700     @      Headwaters, Inc.                                   119,130
                                                                   ---------------
                                                                           119,130
                                                                   ---------------
                        ENGINEERING & CONSTRUCTION: 0.5%
         750    @,L     Emcor Group, Inc.                                   31,785
       3,170    @,L     Insituform Technologies, Inc.                       48,501
      10,880     @      URS Corp.                                          273,958
                                                                   ---------------
                                                                           354,244
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        ENTERTAINMENT: 0.2%
       4,070     @      Argosy Gaming Co.                          $       144,729
       3,750     @      Pinnacle Entertainment, Inc.                        42,750
                                                                   ---------------
                                                                           187,479
                                                                   ---------------
                        ENVIRONMENTAL CONTROL: 0.6%
       2,300     @      Imco Recycling, Inc.                                28,980
       3,450    @,L     Ionics, Inc.                                        87,147
       8,257     @      Tetra Tech, Inc.                                   140,039
       4,300     @      Waste Connections, Inc.                            182,750
                                                                   ---------------
                                                                           438,916
                                                                   ---------------
                        FOOD: 2.2%
       9,420            Corn Products Intl., Inc.                          408,639
       7,650            Flowers Foods, Inc.                                178,780
       5,250     @      Great Atlantic & Pacific Tea Co.                    36,383
       5,410     @      Hain Celestial Group, Inc.                          95,757
       3,010     @      International Multifoods Corp.                      75,130
       1,560     @      J&J Snack Foods Corp.                               62,026
       8,620            Lance, Inc.                                        131,455
       5,700            Nash Finch Co.                                     107,160
       7,170    @,L     Performance Food Group Co.                         235,462
       4,540     @      Ralcorp Holdings, Inc.                             151,409
       6,140     @      United Natural Foods, Inc.                         155,281
                                                                   ---------------
                                                                         1,637,482
                                                                   ---------------
                        FOREST PRODUCTS & PAPER: 0.6%
       5,600     @      Buckeye Technologies, Inc.                          56,504
       4,080     @      Caraustar Industries, Inc.                          54,590
         800            Deltic Timber Corp.                                 28,384
       2,300            Pope & Talbot, Inc.                                 38,479
       6,530            Rock-Tenn Co.                                      104,937
       2,530            Schweitzer-Mauduit Intl., Inc.                      71,220
       8,150            Wausau-Mosinee Paper Corp.                         123,962
                                                                   ---------------
                                                                           478,076
                                                                   ---------------
                        GAS: 2.7%
       8,490            Atmos Energy Corp.                                 210,467
       1,570            Cascade Natural Gas Corp.                           31,196
       6,090            Energen Corp.                                      272,832
       2,980            Laclede Group, Inc.                                 81,175
       4,700            New Jersey Resources Corp.                         184,569
       4,040            Northwest Natural Gas Co.                          117,604
       2,480     L      NUI Corp.                                           33,703
       6,440     L      Piedmont Natural Gas Co.                           264,104
      12,182     @      Southern Union Co.                                 245,102
       5,060            Southwest Gas Corp.                                114,356
      14,790            UGI Corp.                                          474,612
                                                                   ---------------
                                                                         2,029,720
                                                                   ---------------
                        HAND/MACHINE TOOLS: 0.3%
       5,130            Baldor Electric Co.                                118,811
       2,230            Milacron, Inc.                                       9,990
       3,700            Regal-Beloit Corp.                                  75,665
                                                                   ---------------
                                                                           204,466
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 6.2%
       7,240    @,L     Advanced Medical Optics, Inc.                      254,124
       4,200     @      American Medical Systems
                          Holdings, Inc.                                   131,586
          10    @,L     Arthrocare Corp.                                       245
       3,650    @,L     Biolase Technology, Inc.                            43,034
       3,510     @      Conmed Corp.                                        89,330
       4,630            Cooper Cos., Inc.                                  255,576
       3,200     @      Cyberonics, Inc.                                    62,784
       3,900            Datascope Corp.                            $       135,447
       3,830            Diagnostic Products Corp.                          161,320
       6,090     @      Haemonetics Corp.                                  165,648
       2,700     @      Hologic, Inc.                                       55,512
       1,960    @,L     ICU Medical, Inc.                                   65,288
       5,090     @      Idexx Laboratories, Inc.                           334,616
       2,800     @      Immucor, Inc.                                       87,024
       4,750     @      Inamed Corp.                                       282,862
       4,230            Invacare Corp.                                     175,418
       6,460     L      Mentor Corp.                                       207,043
       5,700     @      Merit Medical Systems, Inc.                         82,707
       1,320     @      Osteotech, Inc.                                      8,237
       1,200            PolyMedica Corp.                                    34,692
       2,000     @      Possis Medical, Inc.                                57,040
       5,080    @,L     Resmed, Inc.                                       258,064
      11,570     @      Respironics, Inc.                                  615,407
       4,510     @      Sola Intl., Inc.                                    87,449
       9,370     @      Sybron Dental Specialties, Inc.                    255,239
      13,900    @,L     Techne Corp.                                       538,624
       3,900     @      Viasys Healthcare, Inc.                             81,822
       3,300            Vital Signs, Inc.                                   89,100
                                                                   ---------------
                                                                         4,615,238
                                                                   ---------------
                        HEALTHCARE-SERVICES: 3.3%
       4,300     @      American Healthways, Inc.                           88,365
       9,580     @      Amerigroup Corp.                                   403,989
       4,170    @,L     Amsurg Corp.                                        94,451
       7,825     @      Centene Corp.                                      282,091
       1,050     @      Curative Health Services, Inc.                      11,046
          25    @,L     Odyssey Healthcare, Inc.                               424
       2,850    @,L     Orthodontic Centers of America                      24,368
       8,360     @      Pediatrix Medical Group, Inc.                      552,595
       6,340    @,L     Province Healthcare Co.                            101,567
       2,160    @,L     Rehabcare Group, Inc.                               53,957
      10,240     @      Sierra Health Services                             438,169
       2,450    @,L     Sunrise Senior Living, Inc.                         88,298
       3,650     @      United Surgical Partners Intl., Inc.               142,387
      10,840    @,L     US Oncology, Inc.                                  158,914
                                                                   ---------------
                                                                         2,440,621
                                                                   ---------------
                        HOME BUILDERS: 3.0%
      29,300    @,L     Champion Enterprises, Inc.                         273,955
       5,175            Mdc Holdings, Inc.                                 332,908
      11,850            Monaco Coach Corp.                                 296,724
       1,910    @,L     NVR, Inc.                                          874,302
       1,970            Skyline Corp.                                       78,839
       4,850            Standard-Pacific Corp.                             247,108
       4,800            Winnebago Industries                               136,320
                                                                   ---------------
                                                                         2,240,156
                                                                   ---------------
                        HOME FURNISHINGS: 0.7%
       3,850     @      Applica, Inc.                                       37,807
       4,350            Bassett Furniture Industries, Inc.                  82,776
       5,710            Ethan Allen Interiors, Inc.                        222,518
       3,800            Fedders Corp.                                       16,872
       7,750            La-Z-Boy, Inc.                                     142,988
                                                                   ---------------
                                                                           502,961
                                                                   ---------------
                        HOUSEHOLD PRODUCTS/WARES: 0.9%
      10,445     @      Fossil, Inc.                                       248,173
       4,100            Harland John H. Co.                                124,230
       1,730            New England Business Service, Inc.                  75,895
       2,660            Russ Berrie & Co., Inc.                             71,820
       4,250            Standard Register Co.                               51,808

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        HOUSEHOLD PRODUCTS/WARES (CONTINUED)
       2,530            Wd-40 Co.                                  $        77,064
                                                                   ---------------
                                                                           648,990
                                                                   ---------------
                        HOUSEWARES: 0.7%
       1,800     @      Enesco Group, Inc.                                  17,334
       1,670            Libbey, Inc.                                        42,602
       2,340            National Presto Industries, Inc.                    92,196
       6,400     L      Toro Co.                                           410,880
                                                                   ---------------
                                                                           563,012
                                                                   ---------------
                        INSURANCE: 3.4%
       7,642            Delphi Financial Group                             307,820
       5,100            Hilb Rogal & Hamilton Co.                          181,407
       2,480            Landamerica Financial Group, Inc.                   98,927
       8,860     @      Philadelphia Consolidated
                          Holding Co.                                      502,185
       4,600            Presidential Life Corp.                             77,832
       4,500     @      Proassurance Corp.                                 148,815
       3,490            RLI Corp.                                          125,535
       1,150            SCPIE Holdings, Inc.                                10,017
       7,100            Selective Insurance Group                          256,523
       2,770            Stewart Information Services Corp.                  94,596
      18,140    @,L     UICI                                               360,623
       7,310     L      Zenith National Insurance Corp.                    337,941
                                                                   ---------------
                                                                         2,502,221
                                                                   ---------------
                        INTERNET: 1.1%
       8,000    @,L     Internet Security Systems                          126,560
       3,900    @,L     j2 Global Communications, Inc.                      96,603
       4,250     @      Netegrity, Inc.                                     40,035
       3,140     @      PC-Tel, Inc.                                        34,352
       2,200     @      QRS Corp.                                           12,078
       5,550     @      Verity, Inc.                                        77,145
       6,900    @,L     Webex Communications, Inc.                         162,909
       6,160     @      Websense, Inc.                                     199,460
       5,000    @,L     Zix Corp                                            44,700
                                                                   ---------------
                                                                           793,842
                                                                   ---------------
                        IRON/STEEL: 1.1%
       8,900            Carpenter Technology                               270,737
         650    @,L     Cleveland-Cliffs, Inc.                              30,479
       1,800     @      Material Sciences Corp.                             18,630
       4,940            Reliance Steel & Aluminum Co.                      180,755
       4,050            Ryerson Tull, Inc.                                  54,311
       7,200    @,L     Steel Dynamics, Inc.                               184,320
       5,000            Steel Technologies, Inc.                           106,750
                                                                   ---------------
                                                                           845,982
                                                                   ---------------
                        LEISURE TIME: 0.8%
       2,680            Arctic Cat, Inc.                                    61,774
       4,750     @      Bally Total Fitness Holding Corp.                   21,850
       4,430     @      K2, Inc.                                            65,210
       5,200     L      Nautilus Group, Inc.                                78,364
       6,400            Polaris Industries, Inc.                           277,760
       4,190    @,L     WMS Industries, Inc.                               128,633
                                                                   ---------------
                                                                           633,591
                                                                   ---------------
                        LODGING: 0.4%
       4,940     @      Aztar Corp.                                        119,104
       3,740            Marcus Corp.                                        60,588
      11,310     @      Prime Hospitality Corp.                            112,082
                                                                   ---------------
                                                                           291,774
                                                                   ---------------
                        MACHINERY-CONSTRUCTION & MINING: 0.2%
       5,150     @      Astec Industries, Inc.                     $        89,147
       2,500            JLG Industries, Inc.                                31,550
                                                                   ---------------
                                                                           120,697
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 1.9%
       2,050            Albany Intl. Corp.                                  62,505
       1,230            Applied Industrial Technologies, Inc.               32,903
       3,460            Briggs & Stratton                                  262,544
       7,030            Cognex Corp.                                       232,974
       4,800     @      Gardner Denver, Inc.                               125,712
       5,060     @      Gerber Scientific, Inc.                             31,574
       5,000     L      IDEX Corp.                                         238,500
       1,550            Lindsay Manufacturing Co.                           35,495
       6,700            Manitowoc Co.                                      212,725
       2,260            Robbins & Myers, Inc.                               49,946
       1,700            Stewart & Stevenson Services                        28,815
       2,500            Thomas Industries, Inc.                             85,050
                                                                   ---------------
                                                                         1,398,743
                                                                   ---------------
                        MEDIA: 0.3%
       1,600     @      4Kids Entertainment, Inc.                           34,640
       2,750     @      Information Holdings, Inc.                          73,480
       5,440            Thomas Nelson, Inc.                                127,405
                                                                   ---------------
                                                                           235,525
                                                                   ---------------
                        METAL FABRICATE/HARDWARE: 1.7%
       4,860            Commercial Metals Co.                              146,286
       1,900            Intermet Corp.                                       7,809
       7,350            Kaydon Corp.                                       197,201
       2,420            Lawson Products                                     85,063
       6,240    @,L     Maverick Tube Corp.                                143,520
       5,240            Mueller Industries, Inc.                           171,348
       2,760     L      Quanex Corp.                                       122,958
      13,550            Timken Co.                                         308,804
       3,780            Valmont Industries, Inc.                            78,624
         850     @      Wolverine Tube, Inc.                                 9,673
                                                                   ---------------
                                                                         1,271,286
                                                                   ---------------

                        MINING: 0.6%
       2,900     @      Brush Engineered Materials, Inc.                    50,518
       9,830     @      Century Aluminum Co.                               227,760
       3,790            Commonwealth Industries, Inc.                       33,921
       7,550     @      RTI Intl. Metals, Inc.                             109,551
                                                                   ---------------
                                                                           421,750
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 1.9%
       6,370            Acuity Brands, Inc.                                157,084
       6,240            Aptargroup, Inc.                                   253,656
       1,910     @      AT Cross Co.                                        10,772
       3,410            Barnes Group, Inc.                                  90,604
       3,790            Clarcor, Inc.                                      160,734
       2,950     @      Concord Camera Corp.                                 9,116
       2,360     @      Cuno, Inc.                                         108,277
       4,030    @,L     Griffon Corp.                                       93,818
       1,320     @      Lydall, Inc.                                        11,656
       1,100    @,X     MascoTech, Inc.                                         --
       5,652            Myers Industries, Inc.                              76,359
       5,740            Roper Industries, Inc.                             303,932
       2,710            Standex Intl. Corp.                                 70,243
       2,660            Sturm Ruger & Co., Inc.                             31,521
       2,250            Tredegar Corp.                                      32,513
                                                                   ---------------
                                                                         1,410,285
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        OFFICE FURNISHINGS: 0.1%
       5,400     @      Interface, Inc.                            $        37,800
                                                                   ---------------
                                                                            37,800
                                                                   ---------------
                        OFFICE/BUSINESS EQUIPMENT: 0.3%
       3,370     @      Global Imaging Systems, Inc.                       114,108
       2,350     @      Imagistics Intl., Inc.                              90,875
                                                                   ---------------
                                                                           204,983
                                                                   ---------------
                        OIL AND GAS: 4.1%
       1,850     @      Atwood Oceanics, Inc.                               73,667
       4,950            Cabot Oil & Gas Corp.                              182,160
      10,690     @      Cimarex Energy Co.                                 301,351
       6,580     @      Evergreen Resources, Inc.                          249,053
      10,436            Patina Oil & Gas Corp.                             275,928
       3,120     @      Prima Energy Corp.                                 118,872
      10,900     @      Remington Oil & Gas Corp.                          226,066
       5,050     @      Southwestern Energy Co.                            129,078
       8,750     @      Spinnaker Exploration Co.                          291,638
      11,710            St. Mary Land & Exploration Co.                    380,692
      10,570     @      Stone Energy Corp.                                 474,593
       7,170     @      Swift Energy Co.                                   144,834
       6,770     @      Unit Corp.                                         192,877
          10            Vintage Petroleum, Inc.                                156
                                                                   ---------------
                                                                         3,040,965
                                                                   ---------------
                        OIL AND GAS SERVICES: 1.1%
       6,050    @,L     Cal Dive Intl., Inc.                               169,945
       2,450            Carbo Ceramics, Inc.                               171,254
       2,140     @      Dril-Quip, Inc.                                     35,353
       3,080     @      Hydril Co.                                          88,581
         900    @,L     Lone Star Technologies                              18,108
       1,480     @      Oceaneering Intl., Inc.                             46,783
       2,370     @      Seacor Smit, Inc.                                   94,895
       2,875    @,L     Tetra Technologies, Inc.                            68,454
       5,180    @,L     Veritas DGC, Inc.                                   99,145
       1,300     @      W-H Energy Services, Inc.                           24,024
                                                                   ---------------
                                                                           816,542
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.1%
       4,930            Chesapeake Corp.                                   107,080
                                                                   ---------------
                                                                           107,080
                                                                   ---------------
                        PHARMACEUTICALS: 3.0%
      11,565    @,L     Accredo Health, Inc.                               420,735
       6,760            Alpharma, Inc.                                     132,361
       1,900    @,L     Cima Labs, Inc.                                     61,408
       8,310     L      Medicis Pharmaceutical                             351,679
       5,050    @,L     MGI Pharma, Inc.                                   324,766
       4,880            Natures Sunshine Prods, Inc.                        72,712
      17,870     @      NBTY, Inc.                                         659,581
       8,140     @      Noven Pharmaceuticals, Inc.                        156,125
       7,200     @      Theragenics Corp.                                   30,744
                                                                   ---------------
                                                                         2,210,111
                                                                   ---------------
                        PIPELINES: 0.1%
       2,970     @      Plains Resources, Inc.                              50,906
                                                                   ---------------
                                                                            50,906
                                                                   ---------------
                        RETAIL: 9.6%
       2,360            Brown Shoe Co., Inc.                                97,539
       6,430            Burlington Coat Factory
                          Warehouse Corp.                                  122,427
       9,090            Casey's General Stores, Inc.                       148,440
       3,540            Cash America Intl., Inc.                   $        71,402
       2,650            Cato Corp.                                          58,380
       9,835    @,L     CEC Entertainment, Inc.                            302,230
       6,550     @      Childrens Place                                    155,104
       5,730     L      Christopher & Banks Corp.                          108,870
       3,000    @,L     Cost Plus, Inc.                                     98,670
      10,890     @      Dress Barn, Inc.                                   190,684
       1,700     @      Duane Reade, Inc.                                   28,050
       9,450    @,L     Electronics Boutique Holdings Corp.                260,442
          25            Fred's, Inc.                                           526
       5,600     @      Genesco, Inc.                                      140,560
      12,300            Goody's Family Clothing, Inc.                      146,862
       2,910     @      Group 1 Automotive, Inc.                            93,411
       3,400    @,L     Guitar Center, Inc.                                145,860
       8,240            Haverty Furniture Cos., Inc.                       144,612
       3,600     @      Hibbett Sporting Goods, Inc.                        93,528
       7,365    @,L     HOT Topic, Inc.                                    159,158
       2,940            Ihop Corp.                                         105,840
       8,460     @      Insight Enterprises, Inc.                          155,326
       7,420     @      J Jill Group, Inc.                                 151,591
       5,190     @      Jack in The Box, Inc.                              145,164
       2,579     @      Jo-Ann Stores, Inc.                                 73,837
       4,200            Landry's Restaurants, Inc.                         126,000
       6,500     @      Linens 'N Things, Inc.                             197,405
       5,340            Lone Star Steakhouse & Saloon                      135,636
       6,650            Longs Drug Stores Corp.                            142,443
      14,810     @      Men's Wearhouse, Inc.                              386,392
       5,000     L      Movie Gallery, Inc.                                 92,950
       3,030     @      O'Charleys, Inc.                                    55,176
       4,710    @,L     Panera Bread Co.                                   163,531
       2,480    @,L     Papa John's Intl., Inc.                             72,143
      15,260     L      Pep Boys-Manny Moe & Jack                          373,716
       4,060    @,L     PF Chang's China Bistro, Inc.                      183,756
       4,835     @      Rare Hospitality Intl., Inc.                       123,679
      11,460     @      Ryan's Family Steak Houses, Inc.                   192,872
       2,490    @,L     School Specialty, Inc.                              87,573
       5,550    @,L     Select Comfort Corp.                               150,405
       3,540     @      Shopko Stores, Inc.                                 48,286
       8,508     @      Sonic Corp.                                        188,707
       3,240     @      Steak N Shake Co.                                   56,992
      15,910     @      Stein Mart, Inc.                                   229,740
       3,350     @      TBC Corp.                                           85,057
       4,700     @      Too, Inc.                                           79,101
       5,580     @      Tractor Supply Co.                                 214,997
       4,300            Triarc Cos.                                         46,053
       6,250    @,L     Urban Outfitters, Inc.                             343,249
       1,455    @,L     Wet Seal, Inc.                                       8,483
       3,730     @      Zale Corp.                                         203,546
                                                                   ---------------
                                                                         7,186,401
                                                                   ---------------
                        SAVINGS AND LOANS: 2.4%
       3,160            Anchor Bancorp Wisconsin, Inc.                      83,329
       4,150     @      Bankunited Financial Corp.                         108,274
       7,700            Brookline BanCorp, Inc.                            111,342
       6,460            Commercial Federal Corp.                           181,009
       5,740            Dime Community Bancshares                           98,154
       4,260            Downey Financial Corp.                             225,354
       2,470     @      Firstfed Financial Corp.                           101,986
      25,090            Flagstar Bancorp, Inc.                             540,941
       1,820            Seacoast Financial Services Corp.                   62,353
       5,750     @      Sterling Financial Corp.                           183,425
       5,258            Waypoint Financial Corp.                           144,069
                                                                   ---------------
                                                                         1,840,236
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        SEMICONDUCTORS: 3.0%
       3,500     @      Actel Corp.                                $        69,860
      12,600     @      Alliance Semiconductor Corp.                        75,222
       5,200    @,L     ATMI, Inc.                                         133,224
      15,150     @      Axcelis Technologies, Inc.                         182,558
       7,000    @,L     Brooks Automation, Inc.                            144,620
       3,300            Cohu, Inc.                                          62,535
       8,030     @      DSP Group, Inc.                                    211,349
      15,940     @      ESS Technology                                     182,672
       6,020     @      Exar Corp.                                          95,899
       4,040            Helix Technology Corp.                              80,315
       2,170     @      Kopin Corp.                                         11,761
       8,350    @,L     Kulicke & Soffa Industries, Inc.                    95,775
       9,700     @      Microsemi Corp.                                    118,728
       4,280     @      Pericom Semiconductor Corp.                         45,839
       4,950    @,L     Photronics, Inc.                                    87,516
       2,250    @,L     Rudolph Technologies, Inc.                          41,850
       9,650     @      Skyworks Solutions, Inc.                            86,271
       7,430     @      Standard Microsystems Corp.                        183,298
       1,930     @      Supertex, Inc.                                      30,243
       1,300     @      Three-Five Systems, Inc.                             6,968
       4,050     @      Ultratech, Inc.                                     61,722
       5,730     @      Varian Semiconductor Equipment
                          Associates, Inc.                                 210,692
       1,850    @,L     Veeco Instruments, Inc.                             47,767
                                                                   ---------------
                                                                         2,266,684
                                                                   ---------------
                        SOFTWARE: 4.0%
       3,830     @      Ansys, Inc.                                        164,996
       4,810     @      Avid Technology, Inc.                              250,216
       3,100     @      Barra, Inc.                                        126,821
      13,200     @      Captaris, Inc.                                      79,860
       5,150    @,L     Cerner Corp.                                       220,214
       4,190    @,L     Concord Communications, Inc.                        47,850
       5,830    @,L     Dendrite Intl., Inc.                                97,886
       7,150     @      Digi Intl., Inc.                                    74,289
       8,300     @      eFunds Corp.                                       132,883
       2,700     @      EPIQ Systems, Inc.                                  39,501
      16,110     @      Filenet Corp.                                      440,609
       6,310     L      Global Payments, Inc.                              294,425
       6,060    @,L     Hyperion Solutions Corp.                           240,218
       3,600     L      Inter-Tel, Inc.                                     88,848
       3,640     @      JDA Software Group, Inc.                            46,046
       4,750     @      Mapinfo Corp.                                       47,500
       2,960     @      MRO Software, Inc.                                  42,298
       4,880            NDCHealth Corp.                                    108,970
       2,910     @      Phoenix Technologies Ltd.                           19,206
       6,310     @      Progress Software Corp.                            118,060
       2,650    @,L     Roxio, Inc.                                         11,846
       6,230    @,L     Serena Software, Inc.                              132,325
       2,000     @      SPSS, Inc.                                          33,300
       2,540    @,L     Take-Two Interactive Software, Inc.                 75,616
       2,400     @      THQ, Inc.                                           50,616
                                                                   ---------------
                                                                         2,984,399
                                                                   ---------------
                        STORAGE/WAREHOUSING: 0.0%
         600    @,L     Mobile Mini, Inc.                                   12,792
                                                                   ---------------
                                                                            12,792
                                                                   ---------------
                        TELECOMMUNICATIONS: 2.4%
      46,780     @      Adaptec, Inc.                                      383,127
      12,610     @      Aeroflex, Inc.                                     160,904
       6,150     @      Anixter Intl., Inc.                                187,575
       2,880            Black Box Corp.                                    131,184
         720    @,L     Boston Communications Group                          7,632
      17,250     @      C-COR.net Corp.                            $       153,353
       6,020    @,L     Cable Design Technologies Corp.                     50,207
       5,550     @      Commonwealth Telephone
                          Enterprises, Inc.                                235,319
       6,830     @      General Communication                               54,162
      11,840     @      Harmonic, Inc.                                      75,658
       4,900     @      Intrado, Inc.                                       81,438
       5,410     @      Network Equipment
                          Technologies, Inc.                                39,818
       6,300     @      Symmetricom, Inc.                                   49,770
       1,650     @      Tollgrade Communications, Inc.                      18,233
       7,050     @      Viasat, Inc.                                       162,432
                                                                   ---------------
                                                                         1,790,812
                                                                   ---------------
                        TEXTILES: 0.2%
         670            Angelica Corp.                                      14,941
       3,040            G&K Services, Inc.                                 119,624
                                                                   ---------------
                                                                           134,565
                                                                   ---------------
                        TOYS/GAMES/HOBBIES: 0.2%
         800     L      Action Performance Cos., Inc.                       12,120
       5,970     @      Department 56                                       94,326
       2,980    @,L     Jakks Pacific, Inc.                                 52,984
                                                                   ---------------
                                                                           159,430
                                                                   ---------------
                        TRANSPORTATION: 2.5%
       3,900            Arkansas Best Corp.                                116,181
       7,050     @      EGL, Inc.                                          161,304
       5,530     @      Forward Air Corp.                                  170,601
       7,200            Heartland Express, Inc.                            174,384
       8,850    @,L     Kansas City Southern                               115,050
       3,700     @      Kirby Corp.                                        130,980
       5,550     @      Knight Transportation, Inc.                        135,309
       7,760     @      Landstar System, Inc.                              377,290
       5,150     @      Offshore Logistics, Inc.                           118,296
       4,200            USF Corp.                                          120,750
       7,380    @,L     Yellow Roadway Corp                                263,540
                                                                   ---------------
                                                                         1,883,685
                                                                   ---------------
                      Total Common Stock
                        (Cost $62,842,835)                              73,620,929
                                                                   ---------------

REAL ESTATE INVESTMENT TRUSTS: 0.8%

                        APARTMENTS: 0.0%
          20            Essex Property Trust, Inc.                           1,311
                                                                   ---------------
                                                                             1,311
                                                                   ---------------
                        DIVERSIFIED: 0.3%
       5,360            Capital Automotive REIT                            147,399
       1,600            Colonial Properties Trust                           61,488
       2,550            Lexington Corporate
                          Properties Trust                                  48,833
                                                                   ---------------
                                                                           257,720
                                                                   ---------------
                        OFFICE PROPERTY: 0.3%
       4,490            Glenborough Realty Trust, Inc.                      85,355
       4,390            Kilroy Realty Corp.                                149,787
                                                                   ---------------
                                                                           235,142
                                                                   ---------------
                        SHOPPING CENTERS: 0.2%
       6,750            Commercial Net Lease Realty                        115,223
                                                                   ---------------
                                                                           115,223
                                                                   ---------------
                      Total Real Estate Investment Trusts
                        (Cost $582,133)                                    609,396
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND                      as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
WARRANTS: 0.0%

                        DISTRIBUTION/WHOLESALE: 0.0%
         138     @      Timco Aviation Services                    $            --
                                                                   ---------------
                        Total Warrants(Cost $0)                                 --
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
CORPORATE BONDS: 0.0%

                        DISTRIBUTION/WHOLESALE: 0.0%
$        138     X      Timco Aviation Services, 8.000%,
                           due 01/02/07                            $            --
                                                                   ---------------
                                                                                --
                                                                   ---------------
                        Total Long-Term Investments
                          (Cost $63,424,968)                            74,230,325
                                                                   ---------------
SHORT-TERM INVESTMENTS: 13.5%

                    REPURCHASE AGREEMENT: 1.0%
     757,000        Morgan Stanley Repurchase
                      Agreement dated 05/28/04,
                      1.010%, due 06/01/04, $757,085
                      to be received upon repurchase
                      (Collateralized by $795,000 Federal
                      Home Loan Mortgage Corp., 3.875%,
                      Market Value plus accrued interest
                      $782,081, due 01/11/09)                              757,000
                                                                   ---------------
                    Total Repurchase Agreement
                      (Cost $757,000)                                      757,000
                                                                   ---------------
                    SECURITIES LENDING COLLATERAL (cc):
                      12.5%
   9,308,878        The Bank of New York Institutional
                      Cash Reserve Fund, 1.100%                          9,308,878
                                                                   ---------------
                    Total Securities Lending Collateral
                      (Cost $9,308,878)                                  9,308,878
                                                                   ---------------
                    Total Short-Term Investments
                      (Cost $10,065,878)                                10,065,878
                                                                   ---------------
                    TOTAL INVESTMENTS IN
                      SECURITIES (COST
                      $73,490,846)*                        113.1%  $    84,296,203
                    OTHER ASSETS AND
                      LIABILITIES-NET                      (13.1)       (9,763,799)
                                                           -----   ---------------
                    NET ASSETS                             100.0%  $    74,532,404
                                                           =====   ===============

@      Non-income producing security
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc)   Security purchased with cash collateral for securities loaned.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $74,491,672. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation        $ 11,044,778
            Gross Unrealized Depreciation         (1,240,247)
                                                 ------------
            Net Unrealized Appreciation          $  9,804,531
                                                 ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND                          as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 82.7%

                        ADVERTISING: 0.1%
       7,000     @@     WPP Group PLC                              $        69,818
                                                                   ---------------
                                                                            69,818
                                                                   ---------------
                        AEROSPACE/DEFENSE: 1.5%
      12,800            BAE Systems PLC                                     48,286
       9,500            Boeing Co.                                         435,099
       3,100            General Dynamics Corp.                             296,453
       2,400            Goodrich Corp.                                      67,272
       2,150            United Technologies Corp.                          181,912
                                                                   ---------------
                                                                         1,029,022
                                                                   ---------------
                        AGRICULTURE: 1.0%
       2,100            Altadis SA                                          64,264
       9,850            Altria Group, Inc.                                 472,504
       5,000            British American Tobacco PLC                        73,338
       3,175            Bunge Ltd.                                         117,920
                                                                   ---------------
                                                                           728,026
                                                                   ---------------
                        AIRLINES: 0.1%
       6,350     @      ExpressJet Holdings, Inc.                           75,692
                                                                   ---------------
                                                                            75,692
                                                                   ---------------
                        APPAREL: 0.7%
       3,850            Nike, Inc.                                         273,928
       3,000            Onward Kashiyama Co. Ltd.                           48,423
       4,200            Reebok Intl. Ltd.                                  152,250
                                                                   ---------------
                                                                           474,601
                                                                   ---------------
                        AUTO MANUFACTURERS: 0.7%
      22,600            Ford Motor Co.                                     335,610
         900     @@     Peugeot SA                                          50,808
       3,400     @@     Toyota Motor Corp.                                 123,049
                                                                   ---------------
                                                                           509,467
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 0.3%
       4,000     @@     Bridgestone Corp.                                   66,772
       6,000            Calsonic Kansei Corp.                               40,660
       4,750            Cooper Tire & Rubber Co.                           100,178
       2,225     @      Dura Automotive Systems, Inc.                       21,049
                                                                   ---------------
                                                                           228,659
                                                                   ---------------
                        BANKS: 5.9%
       1,560     @@     Alpha Bank A.E.                                     40,805
       7,300     @@     Banco Bilbao Vizcaya
                          Argentaria SA                                     96,632
         700     @@     Banco Popular Espanol                               39,364
       8,350            Bank of America Corp.                              694,135
       8,000            Bank of Yokohama Ltd.                               45,601
      10,950            Bank One Corp.                                     530,528
       8,400     @      Capitalia S.p.A                                     24,772
     114,000            CITIC Intl. Financial Holdings Ltd.                 45,343
       1,700    @,@@    Commerzbank AG                                      27,714
       2,900     @@     Credit Agricole SA                                  71,287
       3,000     @@     DBS Group Holdings Ltd.                             24,871
       2,800     @@     Fortis                                              59,494
       5,575            Hibernia Corp.                                     133,800
      11,700     @@     HSBC Holdings PLC                                  173,541
       8,000            Keycorp                                            251,280
          11    @@      Mitsubishi Tokyo Financial
                          Group, Inc.                                       94,549
       8,850            National City Corp.                                314,087
       3,408     @      Royal Bank of Scotland
                          Group PLC                                $       102,911
       2,200     @@     St. George Bank Ltd.                                34,507
      10,000            The Sumitomo Trust &
                          Banking Co. Ltd.                                  61,615
       1,690     @@     UBS AG                                             121,118
           8    @,@@    UFJ Holdings, Inc.                                  40,100
      12,500     @@     Unicredito Italiano S.p.A.                          58,463
       2,275            W Holding Co., Inc.                                 38,789
      12,200            Wachovia Corp.                                     575,961
       6,950            Wells Fargo & Co.                                  408,660
                                                                   ---------------
                                                                         4,109,927
                                                                   ---------------
                        BEVERAGES: 1.9%
      17,950            Coca-Cola Co.                                      921,733
       8,000            PepsiCo, Inc.                                      426,960
                                                                   ---------------
                                                                         1,348,693
                                                                   ---------------
                        BIOTECHNOLOGY: 0.8%
       5,250     @      Amgen, Inc.                                        287,175
       8,675     @      Applera Corp. - Celera
                         Genomics Group                                     97,420
       7,375     @      InterMune, Inc.                                    104,799
       1,450     @      Invitrogen Corp.                                   100,703
                                                                   ---------------
                                                                           590,097
                                                                   ---------------
                        BUILDING MATERIALS: 0.6%
       9,900            Boral Ltd.                                          41,399
         544    @,@@    Lafarge SA                                          46,966
       8,700            Masco Corp.                                        251,865
       5,700     @      USG Corp.                                           80,085
                                                                   ---------------
                                                                           420,315
                                                                   ---------------
                        CHEMICALS: 1.7%
       2,200     @@     Bayer AG                                            62,704
       3,140    @,@@    Clariant AG                                         43,305
      10,750     S      Dow Chemical Co.                                   428,925
         800            DSM NV                                              39,526
       3,800            Georgia Gulf Corp.                                 128,516
       6,775     @      Hercules, Inc.                                      71,680
       3,600            PPG Industries, Inc.                               215,280
       2,800            Sherwin-Williams Co.                               110,040
      14,000            Sumitomo Chemical Co. Ltd.                          65,614
                                                                   ---------------
                                                                         1,165,590
                                                                   ---------------
                        COMMERCIAL SERVICES: 1.5%
      14,150            Cendant Corp.                                      324,600
       1,525            Corporate Executive Board Co.                       83,357
       3,000     @@     Dai Nippon Printing Co. Ltd.                        45,845
       1,050     @      Dun & Bradstreet Corp.                              58,097
       2,800            Equifax, Inc.                                       68,628
       1,800            Group 4 Falck A/S                                   41,670
      12,000     @@     Macquarie Infrastructure Group                      26,974
       6,900            Paychex, Inc.                                      258,819
       4,275     @      Rent-A-Center, Inc.                                126,326
                                                                   ---------------
                                                                         1,034,316
                                                                   ---------------
                        COMPUTERS: 2.1%
       1,100    @,@@    Cap Gemini SA                                       42,111
      10,450     @      Dell, Inc.                                         367,631
      12,400            Hewlett-Packard Co.                                263,376
       6,950            International Business
                          Machines Corp.                                   615,701
       6,550     @      Network Appliance, Inc.                            129,690

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND              as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        COMPUTERS (CONTINUED)
       2,825     @      PalmOne, Inc.                              $        59,975
                                                                   ---------------
                                                                         1,478,484
                                                                   ---------------
                        COSMETICS/PERSONAL CARE: 2.1%
       2,150            Alberto-Culver Co.                                 101,093
      10,850            Gillette Co.                                       467,527
       4,300            Kimberly-Clark Corp.                               283,370
       5,300            Procter & Gamble Co.                               571,446
       1,100            Uni-Charm Corp.                                     53,345
                                                                   ---------------
                                                                         1,476,781
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 0.2%
      13,000     @      Itochu Corp.                                        53,282
       2,000            WW Grainger, Inc.                                  108,900
                                                                   ---------------
                                                                           162,182
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 6.6%
       3,500     @      Affiliated Managers Group                          170,625
         700            Aiful Corp.                                         68,337
       5,300            American Express Co.                               268,710
       4,500            Amvescap PLC                                        30,176
       3,850            Capital One Financial Corp.                        269,731
      21,100            Citigroup, Inc.                                    979,672
       4,399            Countrywide Financial Corp.                        283,736
         500     @      Deutsche Boerse AG                                  26,591
       2,125            Doral Financial Corp.                               68,871
       7,600     @      E*Trade Financial Corp.                             86,716
       4,500            Fannie Mae                                         304,650
       5,100            Goldman Sachs Group, Inc.                          478,941
      15,650            JP Morgan Chase & Co.                              576,546
       9,500            Merrill Lynch & Co., Inc.                          539,600
       4,450            Morgan Stanley                                     238,120
      15,875     @      Providian Financial Corp.                          215,900
                                                                   ---------------
                                                                         4,606,922
                                                                   ---------------
                        ELECTRIC: 1.8%
      11,800     @      AES Corp.                                          110,212
       7,200            Centerpoint Energy, Inc.                            78,048
       2,800     @@     Chubu Electric Power Co., Inc.                      58,394
       4,100            Duke Energy Corp.                                   81,754
       7,050            Edison Intl.                                       170,187
         250            Electrabel                                          81,481
       3,300     @      Endesa SA                                           60,890
       3,050            Exelon Corp.                                       101,565
       2,750            Great Plains Energy, Inc.                           83,298
       1,700            Public Power Corp.                                  42,474
       1,400            RWE AG                                              61,461
       2,950            Southern Co.                                        85,314
       7,350            TXU Corp.                                          274,669
                                                                   ---------------
                                                                         1,289,747
                                                                   ---------------
                        ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
       4,500     @      Artesyn Technologies, Inc.                          41,130
       5,000     @@     Sharp Corp.                                         84,642
      17,000     @@     Toshiba Corp.                                       73,060
                                                                   ---------------
                                                                           198,832
                                                                   ---------------
                        ELECTRONICS: 1.0%
       6,650     @      Arrow Electronics, Inc.                            181,079
       4,025     @      Benchmark Electronics, Inc.                        117,248
       4,475     @      Itron, Inc.                                         92,364
       2,550            Parker Hannifin Corp.                              141,678
       9,950     @      Sanmina-SCI Corp.                                  105,271
       1,500            Secom Co. Ltd.                             $        60,394
                                                                   ---------------
                                                                           698,034
                                                                   ---------------
                        ENGINEERING & CONSTRUCTION: 0.4%
       5,150    @,@@    ABB Ltd.                                            28,739
       1,200            Bouygues                                            41,382
       1,725            Granite Construction, Inc.                          32,603
      13,350     @      Shaw Group, Inc.                                   157,530
                                                                   ---------------
                                                                           260,254
                                                                   ---------------
                        ENTERTAINMENT: 0.1%
       1,825            GTECH Holdings Corp.                               102,693
                                                                   ---------------
                                                                           102,693
                                                                   ---------------
                        FOOD: 0.4%
         200     @@     Groupe Danone                                       34,485
       1,200     @      Metro AG                                            58,176
       2,700            Nissin Food Products Co. Ltd.                       65,592
       3,400            Supervalu, Inc.                                    105,467
                                                                   ---------------
                                                                           263,720
                                                                   ---------------
                        FOREST PRODUCTS & PAPER: 0.9%
       2,200            International Paper Co.                             92,246
       6,800            Louisiana-Pacific Corp.                            157,080
      11,000     @@     OJI Paper Co. Ltd.                                  69,966
       1,300            Plum Creek Timber Co., Inc.                         40,716
         500            Rayonier, Inc.                                      21,000
       1,900     @@     Stora Enso OYJ                                      24,664
       4,250            Weyerhaeuser Co.                                   257,040
                                                                   ---------------
                                                                           662,712
                                                                   ---------------
                        GAS: 0.3%
       3,125            Oneok, Inc.                                         66,781
       4,600            Sempra Energy                                      153,502
                                                                   ---------------
                                                                           220,283
                                                                   ---------------
                        HAND/MACHINE TOOLS: 0.3%
       1,450            Black & Decker Corp.                                86,899
         400    @,@@    Nidec Corp.                                         43,791
       1,600            Stanley Works                                       69,680
                                                                   ---------------
                                                                           200,370
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 1.8%
       4,250            Bausch & Lomb, Inc.                                259,335
         800     @      Fresenius Medical Care AG                           59,055
      12,200            Johnson & Johnson                                  679,662
       4,950            Medtronic, Inc.                                    237,105
                                                                   ---------------
                                                                         1,235,157
                                                                   ---------------
                        HEALTHCARE-SERVICES: 2.7%
       3,200            Aetna, Inc.                                        259,840
       3,450     @      Amerigroup Corp.                                   145,487
       2,750     @      Anthem, Inc.                                       243,458
       5,500     @      Humana, Inc.                                        93,885
       2,450            Oxford Health Plans, Inc.                          139,087
       5,175     @      Pacificare Health Systems                          191,113
       7,675            UnitedHealth Group, Inc.                           500,793
       2,550     @      WellPoint Health Networks                          284,426
                                                                   ---------------
                                                                         1,858,089
                                                                   ---------------
                        HOME FURNISHINGS: 0.3%
       2,300            Electrolux AB                                       45,813
       1,475            Harman Intl. Industries, Inc.                      118,207
       2,100    @,@@    Sony Corp.                                          77,141
                                                                   ---------------
                                                                           241,161
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND              as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        HOUSEHOLD PRODUCTS/WARES: 0.1%
       1,300            Blyth, Inc.                                $        42,445
                                                                   ---------------
                                                                            42,445
                                                                   ---------------
                        INSURANCE: 3.3%
       5,500     @@     ACE Ltd.                                           226,490
       3,388     @@     Aegon NV                                            40,917
      10,650            American Intl. Group, Inc.                         780,644
       8,600            AMP Ltd.                                            34,183
       1,700     @@     AXA                                                 34,876
       2,850            Cigna Corp.                                        193,230
       2,600            Fidelity National Financial, Inc.                   97,734
       4,725            First American Corp.                               122,661
       3,025            LandAmerica Financial Group, Inc.                  120,667
      26,500            Legal & General Group PLC                           43,242
       3,650            Lincoln National Corp.                             173,339
       3,450            Progressive Corp.                                  295,907
       5,900     @@     Prudential PLC                                      48,570
         710     @@     Swiss Reinsurance                                   44,035
         420    @,@@    Zurich Financial Services AG                        66,044
                                                                   ---------------
                                                                         2,322,539
                                                                   ---------------
                        INTERNET: 1.1%
       8,850     @      Autobytel, Inc.                                     92,483
       2,500     @      eBay, Inc.                                         222,000
       6,775     @      GoRemote Internet
                          Communications, Inc.                              13,550
       4,550     @      Priceline.com, Inc.                                119,210
       6,250     @      Symantec Corp.                                     286,250
       1,500            Trend Micro, Inc.                                   56,322
           1    @,@@    Yahoo Japan Corp.                                   10,495
                                                                   ---------------
                                                                           800,310
                                                                   ---------------
                        LEISURE TIME: 0.4%
       1,850            Brunswick Corp.                                     74,925
       2,650            Carnival Corp.                                     112,916
       4,000     @      Yamaha Motor Co. Ltd.                               57,363
                                                                   ---------------
                                                                           245,204
                                                                   ---------------
                        LODGING: 0.1%
       1,300            Starwood Hotels & Resorts
                          Worldwide, Inc.                                   54,834
                                                                   ---------------
                                                                            54,834
                                                                   ---------------
                        MACHINERY-CONSTRUCTION & MINING: 0.1%
       2,350     @      Terex Corp.                                         69,302
                                                                   ---------------
                                                                            69,302
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 0.7%
       2,200            Briggs & Stratton Corp.                            166,936
       4,100            Deere & Co.                                        269,370
         950            Tecumseh Products Co.                               35,264
                                                                   ---------------
                                                                           471,570
                                                                   ---------------
                        MEDIA: 1.8%
       3,100            McGraw-Hill Cos., Inc.                             241,552
       7,400     @@     Reed Elsevier PLC                                   71,365
       6,600     @@     Seven Network Ltd.                                  24,020
      38,550     @      Sirius Satellite Radio, Inc.                       115,650
      17,400     @      Time Warner, Inc.                                  296,495
       8,175     @      UnitedGlobalCom, Inc.                               60,250
       6,650            Viacom, Inc.                                       245,319
       2,000    @,@@    Vivendi Universal SA                                50,971
       7,900            Walt Disney Co.                                    185,413
                                                                   ---------------
                                                                         1,291,035
                                                                   ---------------
                        METAL FABRICATE/HARDWARE: 0.3%
       2,625            Quanex Corp.                               $       116,943
       4,025            Worthington Industries                              77,039
                                                                   ---------------
                                                                           193,982
                                                                   ---------------
                        MINING: 0.5%
       4,050            Alcoa, Inc.                                        126,765
       7,700     @@     BHP Billiton Ltd.                                   66,211
       2,100     @      Phelps Dodge Corp.                                 142,590
                                                                   ---------------
                                                                           335,566
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 3.6%
       7,100            3M Co.                                             600,376
      41,850            General Electric Co.                             1,302,371
       3,900            Honeywell Intl., Inc.                              131,430
       1,450            Illinois Tool Works, Inc.                          130,326
       1,500     @@     Siemens AG                                         105,874
       8,250     @@     Tyco Intl. Ltd.                                    254,018
                                                                   ---------------
                                                                         2,524,395
                                                                   ---------------
                        OFFICE PROPERTY: 0.1%
       2,400            Reckson Associates Realty Corp.                     62,448
         300            SL Green Realty Corp.                               13,650
                                                                   ---------------
                                                                            76,098
                                                                   ---------------
                        OFFICE/BUSINESS EQUIPMENT: 0.1%
       3,925            IKON Office Solutions, Inc.                         43,254
                                                                   ---------------
                                                                            43,254
                                                                   ---------------
                        OIL AND GAS: 6.5%
      30,736    @@      BP PLC                                             269,225
       3,500            Burlington Resources, Inc.                         234,290
       8,600            ChevronTexaco Corp.                                777,439
       2,650            ConocoPhillips                                     194,325
       4,350            Devon Energy Corp.                                 258,216
       6,500    @@      ENI-Ente Nazionale
                          Idrocarburi S.p.A.                               132,476
      25,950            Exxon Mobil Corp.                                1,122,337
       4,050     @      Giant Industries, Inc.                              75,816
       2,175     @      Houston Exploration Co.                            102,791
       6,900            Marathon Oil Corp.                                 230,046
       1,400     @      Norsk Hydro ASA                                     86,883
       6,050            Occidental Petroleum Corp.                         267,410
       2,875            Pogo Producing Co.                                 130,755
       4,400            Repsol YPF SA                                       93,276
      25,500            Shell Transport & Trading Co. PLC                  184,324
       1,500            Sunoco, Inc.                                        92,295
       5,325     @      Tesoro Petroleum Corp.                             126,842
       2,450            Valero Energy Corp.                                161,970
                                                                   ---------------
                                                                         4,540,716
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.1%
       4,225     @      Owens-Illinois, Inc.                                62,657
                                                                   ---------------
                                                                            62,657
                                                                   ---------------
                        PHARMACEUTICALS: 4.5%
       6,400            Abbott Laboratories                                263,744
         900            Altana AG                                           58,634
       2,500     @@     AstraZeneca PLC                                    116,470
       1,100    @,@@    Aventis SA                                          87,245
       8,400     @      Caremark Rx, Inc.                                  262,080
       3,300            Chugai Pharmaceutical Co. Ltd.                      50,011
       2,100            Eisai Co. Ltd.                                      54,531
       4,650            Eli Lilly & Co.                                    342,566

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND              as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        PHARMACEUTICALS (CONTINUED)
       3,800    @,@@    GlaxoSmithKline PLC                        $       161,310
       5,500     @      King Pharmaceuticals, Inc.                          73,480
       9,100            Merck & Co., Inc.                                  430,430
      31,300            Pfizer, Inc.                                     1,106,141
       1,300     @@     Roche Holding AG                                   136,798
                                                                   ---------------
                                                                         3,143,440
                                                                   ---------------
                        PIPELINES: 0.1%
       2,150            National Fuel Gas Co.                               54,073
                                                                   ---------------
                                                                            54,073
                                                                   ---------------
                        REAL ESTATE: 0.2%
       7,000     @@     Cheung Kong Holdings Ltd.                           52,541
       2,075            LNR Property Corp.                                 104,269
                                                                   ---------------
                                                                           156,810
                                                                   ---------------
                        RETAIL: 6.9%
       5,250            Best Buy Co., Inc.                                 276,990
      16,900            Dixons Group PLC                                    47,175
       3,500            Enterprise Inns PLC                                 39,433
       3,650            Federated Department Stores                        174,142
      12,350            Gap, Inc.                                          298,252
      18,100            Home Depot, Inc.                                   650,151
       5,000            JC Penney Co., Inc. Holding Co.                    178,900
       9,350            Limited Brands                                     180,455
       3,000            Lowe's Cos., Inc.                                  160,710
       6,000            May Department Stores Co.                          171,960
       5,350            McDonald's Corp.                                   141,240
       2,800            Nordstrom, Inc.                                    113,540
       6,500     @      Office Depot, Inc.                                 106,210
         400     @@     Pinault-Printemps-Redoute                           41,837
       3,150            RadioShack Corp.                                    95,729
       4,750            Sears Roebuck and Co.                              180,500
       8,500            Staples, Inc.                                      234,430
       6,300     @      Starbucks Corp.                                    256,032
       3,550            Target Corp.                                       158,685
      10,150     @      Toys R US, Inc.                                    159,558
      17,750            Wal-Mart Stores, Inc.                              989,207
       4,650     @      Yum! Brands, Inc.                                  174,375
                                                                   ---------------
                                                                         4,829,511
                                                                   ---------------
                        SAVINGS AND LOANS: 0.3%
         950     @      FirstFed Financial Corp.                            39,226
       6,450            Flagstar Bancorp, Inc.                             139,062
                                                                   ---------------
                                                                           178,288
                                                                   ---------------
                        SEMICONDUCTORS: 2.6%
       1,425     @      Advanced Micro Devices, Inc.                        22,159
      20,350     @      Applied Materials, Inc.                            406,186
      27,150     @      Applied Micro Circuits Corp.                       146,339
       2,000    @,@@    ASML Holding NV                                     34,754
      15,725     @      Cirrus Logic, Inc.                                 116,837
      26,500            Intel Corp.                                        756,574
      14,200     @      LSI Logic Corp.                                    116,440
       2,000            Sanken Electric Co. Ltd.                            26,238
       7,100            Texas Instruments, Inc.                            185,381
                                                                   ---------------
                                                                         1,810,908
                                                                   ---------------
                        SOFTWARE: 5.0%
      11,800     @      Activision, Inc.                                   186,676
       2,350            Autodesk, Inc.                                      84,271
       1,325     @      Avid Technology, Inc.                               68,927
      11,525     @      BMC Software, Inc.                                 203,301
       3,050     @      Citrix Systems, Inc.                       $        64,203
       9,700            Computer Associates Intl., Inc.                    262,481
       8,800     @      Compuware Corp.                                     69,960
       3,650            First Data Corp.                                   158,009
       5,600            IMS Health, Inc.                                   139,328
      64,750            Microsoft Corp.                                  1,706,162
      21,500     @      Oracle Corp.                                       243,380
         400     @@     SAP AG                                              64,526
       8,800     @      Veritas Software Corp.                             234,080
                                                                   ---------------
                                                                         3,485,304
                                                                   ---------------
                        TELECOMMUNICATIONS: 5.2%
       8,250     @      Adaptec, Inc.                                       67,568
       3,400    @,@@    Alcatel SA                                          48,868
       9,700            Alltel Corp.                                       491,111
       4,900            CenturyTel, Inc.                                   146,461
      28,200     @      Cisco Systems, Inc.                                624,629
      27,350            Motorola, Inc.                                     540,710
          25     @@     NTT Docomo, Inc.                                    47,048
       7,700     @@     Portugal Telecom SGPS SA                            78,890
       3,300            Qualcomm, Inc.                                     221,331
       3,350     @      SafeNet, Inc.                                       78,055
       3,600            Scientific-Atlanta, Inc.                           123,912
       7,900     @      Sycamore Networks, Inc.                             34,839
       2,100     @      Telekom Austria AG                                  29,337
      12,825     @      Tellabs, Inc.                                      101,831
      12,300            TIM S.p.A.                                          66,689
      20,800            Verizon Communications, Inc.                       719,263
      86,500     @@     Vodafone Group PLC                                 203,396
      12,850     @      Zhone Technologies, Inc.                            42,148
                                                                   ---------------
                                                                         3,666,086
                                                                   ---------------
                        TOYS/GAMES/HOBBIES: 0.1%
       3,100            Hasbro, Inc.                                        60,946
                                                                   ---------------
                                                                            60,946
                                                                   ---------------
                        TRANSPORTATION: 0.9%
       2,125            CH Robinson Worldwide, Inc.                         88,358
          12            East Japan Railway Co.                              61,995
       8,000     @@     Nippon Yusen Kabushiki Kaisha                       34,237
       2,200            TPG NV                                              49,486
       4,600            United Parcel Service, Inc.                        329,911
       2,625     @      Yellow Roadway Corp.                                93,739
                                                                   ---------------
                                                                           657,726
                                                                   ---------------
                        Total Common Stock
                          (Cost $51,081,198)                            57,856,643
                                                                   ---------------

REAL ESTATE INVESTMENT TRUSTS: 2.4%

                        APARTMENTS: 0.4%
       1,000            Apartment Investment &
                          Management Co.                                    28,880
       1,377            Archstone-Smith Trust                               40,002
         700            Avalonbay Communities, Inc.                         38,115
         800            Camden Property Trust                               37,368
       1,306            Equity Residential                                  38,449
         300            Essex Property Trust, Inc.                          19,665
       1,300            Summit Properties, Inc.                             30,121
       2,700            United Dominion Realty
                          Trust, Inc.                                       53,837
                                                                   ---------------
                                                                           286,437
                                                                   ---------------
                        DIVERSIFIED: 0.3%
         500            Colonial Properties Trust                           19,215
       1,400            Developers Diversified Realty Corp.                 48,146

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND              as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        DIVERSIFIED (CONTINUED)
       1,500            Istar Financial, Inc.                      $        57,375
       1,000            Vornado Realty Trust                                54,650
                                                                   ---------------
                                                                           179,386
                                                                   ---------------
                        HOTELS: 0.3%
       2,600     @      Felcor Lodging Trust, Inc.                          27,664
       1,100            Hospitality Properties Trust                        45,023
       4,500     @      Host Marriott Corp.                                 55,170
       1,500            LaSalle Hotel Properties                            36,225
       3,350     @      Meristar Hospitality Corp.                          21,273
                                                                   ---------------
                                                                           185,355
                                                                   ---------------
                        MANUFACTURED HOMES: 0.0%
         700     @      Affordable Residential
                          Communities                                       11,200
                                                                   ---------------
                                                                            11,200
                                                                   ---------------
                        MORTGAGE: 0.0%
       1,100            Newcastle Investment Corp.                          30,734
                                                                   ---------------
                                                                            30,734
                                                                   ---------------
                        OFFICE PROPERTY: 0.4%
         700            Alexandria Real Estate
                          Equities, Inc.                                    38,465
         900            Boston Properties, Inc.                             44,424
         900            Carramerica Realty Corp.                            26,388
       3,100            Corporate Office Properties
                          Trust Sbi MD                                      71,920
       3,390            Equity Office Properties Trust                      91,361
         800            Mack-Cali Realty Corp.                              31,968
                                                                   ---------------
                                                                           304,526
                                                                   ---------------
                        REGIONAL MALLS: 0.3%
       2,100            General Growth Properties, Inc.                     61,698
       1,100            Rouse Co.                                           50,215
       1,700     S      Simon Property Group, Inc.                          87,669
                                                                   ---------------
                                                                           199,582
                                                                   ---------------
                        SHOPPING CENTERS: 0.5%
       3,700            Acadia Realty Trust                                 47,360
         500            CBL & Associates Properties, Inc.                   26,660
       3,500            Chelsea Property Group, Inc.                       192,429
         775            Kimco Realty Corp.                                  35,611
         600            Pennsylvania Real Estate
                          Investment Trust                                  19,980
         800            Regency Centers Corp.                               32,240
                                                                   ---------------
                                                                           354,280
                                                                   ---------------
                        STORAGE: 0.0%
         750            Public Storage, Inc.                                34,493
                                                                   ---------------
                                                                            34,493
                                                                   ---------------
                        WAREHOUSE/INDUSTRIAL: 0.2%
         600            AMB Property Corp.                                  19,830
         600            Centerpoint Properties Trust                        44,190
       1,300            Prologis                                            41,678
         500            PS Business Parks, Inc.                             19,350
                                                                   ---------------
                                                                           125,048
                                                                   ---------------
                        Total Real Estate
                          Investment Trusts
                          (Cost $1,170,828)                              1,711,041
                                                                   ---------------

PREFERRED STOCK: 0.1%

                        BANKS: 0.1%
           4    #,XX    DG Funding Trust                           $        42,800
                                                                   ---------------
                        Total Preferred Stock
                          (Cost $43,485)                                    42,800
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
CORPORATE BONDS: 2.5%

                        AUTO MANUFACTURERS: 0.0%
$      8,000     S      Ford Motor Co., 6.625%,
                          due 10/01/28                                       6,985
       4,000     S      General Motors Corp., 8.375%,
                          due 07/15/33                                       4,175
                                                                   ---------------
                                                                            11,160
                                                                   ---------------
                        BANKS: 0.7%
      10,000     S      Australia & New Zealand
                          Banking Group Ltd., 1.494%,
                          due 10/29/49                                       8,414
      13,000  #,@@,S    Banco Bradesco SA/
                          Cayman Islands, 8.750%,
                          due 10/24/13                                      12,480
      31,000     S      Banco Santander Santiago
                          Chile SA, 7.375%,
                          due 07/18/12                                      34,072
      10,000     S      Bank of Ireland, 1.360%,
                          due 12/29/49                                       8,346
      24,000    #,S     Bank of New York Institutional
                          Capital Trust A, 7.780%,
                          due 12/01/26                                      25,615
      10,000     S      BankAmerica Capital II, 8.000%,
                          due 12/15/26                                      10,941
       5,000    #,S     BankAmerica Institutional
                          Capital B, 7.700%,
                          due 12/31/26                                       5,339
       4,000     S      Barnett Capital I, 8.060%,
                          due 12/01/26                                       4,323
       6,000     S      Barnett Capital II, 7.950%,
                          due 12/01/26                                       6,467
      30,000    @@      Citibank NA/ New York State,
                          1.800%, due 11/29/49                              23,578
      38,000    #,S     Dresdner Funding Trust I,
                          8.151%, due 06/30/31                              41,867
       2,000     S      FBS Capital I, 8.090%,
                          due 11/15/26                                       2,203
      11,000     S      First Union Institutional
                          Capital II, 7.850%,
                          due 01/01/27                                      11,787
      30,000  #,@@,S    HBOS PLC, 5.375%,
                          due 11/29/49                                      28,980
       5,000  @@,C,S    Hongkong & Shanghai Banking
                          Corp. Ltd., 1.313%,
                          due 07/29/49                                       4,199
      30,000  @@,C,S    HSBC Bank PLC, 1.350%,
                          due 06/29/49                                      25,076
      30,000   @@,S     HSBC Bank PLC, 1.500%,
                          due 06/29/49                                      25,575
      22,000     S      Industrial Bank Of Korea,
                          4.000%, due 05/19/14                              20,656
      20,000     S      Lloyds TSB Bank PLC, 1.270%,
                          due 08/29/49                                      17,019

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        BANKS (CONTINUED)
$     20,000     S      Lloyds TSB Bank PLC, 1.500%,
                          due 06/29/49                             $        17,293
      20,000     S      M&T Bank Corp., 3.850%,
                          due 04/01/13                                      19,633
      10,000   @@,S     National Westminster
                          Bank PLC, 1.375%,
                          due 08/29/49                                       8,528
      20,000  @@,C,S    National Westminster
                          Bank PLC, 1.438%,
                          due 11/29/49                                      16,915
      10,000     S      Northern Rock PLC, 5.600%,
                          due 04/30/49                                       9,704
      23,000    #,S     Rabobank Capital
                          Funding II, 5.260%,
                          due 12/29/49                                      22,229
      10,000     S      Royal Bank of Canada, 1.313%,
                          due 06/29/85                                       8,471
      10,000  @@,C,S    Societe Generale, 1.663%,
                          due 11/29/49                                       8,250
      20,000  @@,C,S    Standard Chartered PLC, 1.315%,
                          due 01/29/49                                      15,734
      30,000  @@,C,S    Standard Chartered PLC, 1.400%,
                          due 12/29/49                                      23,700
      15,000  @@,C,S    Wells Fargo & Co., 3.120%,
                          due 08/15/08                                      14,400
      10,000     S      Westpac Banking Corp., 1.338%,
                          due 09/29/49                                       8,333
      31,000     S      Westpac Capital Trust IV, 5.256%,
                          due 12/29/49                                      28,607
                                                                   ---------------
                                                                           518,734
                                                                   ---------------
                        BEVERAGES: 0.0%
       9,000     S      Coca-Cola HBC Finance BV,
                          5.125%, due 09/17/13                               8,836
      23,000    #,S     Miller Brewing Co., 4.250%,
                          due 08/15/08                                      22,899
                                                                   ---------------
                                                                            31,735
                                                                   ---------------
                        CHEMICALS: 0.0%
       7,000            Dow Chemical Co., 5.750%,
                          due 11/15/09                                       7,302
       5,000    @,S     Sociedad Quimica y Minera
                          de Chile SA, 7.700%,
                          due 09/15/06                                       5,414
                                                                   ---------------
                                                                            12,716
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 0.5%
      18,000     S      Arcel Finance Ltd., 7.048%,
                          due 09/01/11                                      18,450
      20,000     S      Boeing Capital Corp., 7.375%,
                          due 09/27/10                                      22,485
      37,000  #,@@,S    Brazilian Merchant Voucher
                          Receivables Ltd., 5.911%,
                          due 06/15/11                                      36,075
      17,000     S      Citicorp Capital I, 7.933%,
                          due 02/15/27                                      18,235
       3,000     S      Citigroup Capital II, 7.750%,
                          due 12/01/36                                       3,221
      50,000    #,S     Corestates Capital Trust I, 8.000%,
                          due 12/15/26                                      54,406
       4,000    #,S     Farmers Exchange Capital, 7.050%,
                          due 07/15/28                                       3,790
$      5,000     S      Financiere CSFB NV, 1.250%,
                          due 03/29/49                             $         3,947
      11,000     S      Ford Motor Credit Co., 7.000%,
                          due 10/01/13                                      11,059
      11,000            General Motors
                          Acceptance Corp., 6.875%,
                          due 08/28/12                                      11,143
      16,000            General Motors
                          Acceptance Corp., 7.750%,
                          due 01/19/10                                      17,308
       8,000            General Motors
                          Acceptance Corp., 8.000%,
                          due 11/01/31                                       8,111
       3,000     S      JPM Capital Trust I, 7.540%,
                          due 01/15/27                                       3,174
      15,000     S      Lehman Brothers
                          Holdings, Inc., 3.500%,
                          due 08/07/08                                      14,551
      42,000    #,S     Mangrove Bay Pass-Through
                          Trust, 6.102%, due 07/15/33                       41,394
      18,000     S      MassMutual Global Funding II,
                          2.550%, due 07/15/08                              16,982
      20,000  #,@@,S    PF Export Receivables
                          Master Trust, 3.748%,
                          due 06/01/13                                      19,084
      24,014  #,@@,S    PF Export Receivables
                          Master Trust, 6.436%,
                          due 06/01/15                                      23,705
                                                                   ---------------
                                                                           327,120
                                                                   ---------------
                        ELECTRIC: 0.3%
       6,000     S      Consumers Energy Co., 4.250%,
                          due 04/15/08                                       5,952
      18,000     S      Consumers Energy Co., 4.800%,
                          due 02/17/09                                      18,040
      26,000     S      FirstEnergy Corp., 7.375%,
                          due 11/15/31                                      27,204
      24,000     S      Ohio Edison Co., 4.000%,
                          due 05/01/08                                      23,443
      30,000     S      Ohio Power Co., 6.375%,
                          due 07/15/33                                      29,294
       5,238    #,S     Power Contract
                          Financing LLC, 5.200%,
                          due 02/01/06                                       5,300
      35,000    #,S     Power Contract
                          Financing LLC, 6.256%,
                          due 02/01/10                                      35,917
       6,114     S      PPL Montana LLC, 8.903%,
                          due 07/02/20                                       6,668
       7,000     S      Tenaska Virginia Partners LP,
                          6.119%, due 03/30/24                               6,869
      22,000     S      TXU Australia Holdings
                          Partnership LP,
                          6.150%, due 11/15/13                              22,870
                                                                   ---------------
                                                                           181,557
                                                                   ---------------
                        FOOD: 0.1%
      10,000     S      Kroger Co., 7.250%,
                          due 06/01/09                                      11,134
      19,000     S      Safeway, Inc., 4.800%,
                          due 07/16/07                                      19,410
      13,000     S      Supervalu, Inc., 7.875%,
                          due 08/01/09                                      14,730

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        FOOD (CONTINUED)
$     25,000     S      Tyson Foods, Inc., 7.250%,
                          due 10/01/06                             $        26,883
                                                                   ---------------
                                                                            72,157
                                                                   ---------------
                        INSURANCE: 0.1%
      26,000    #,S     Farmers Insurance Exchange,
                          8.625%, due 05/01/24                              28,787
      15,000    #,S     Monumental Global
                          Funding II, 3.850%,
                          due 03/03/08                                      15,010
      18,000    #,S     Zurich Capital Trust I, 8.376%,
                          due 06/01/37                                      19,862
                                                                   ---------------
                                                                            63,659
                                                                   ---------------
                        MEDIA: 0.0%
      14,000     S      Comcast Cable
                          Communications, 7.125%,
                          due 06/15/13                                      15,310
      10,000     S      Time Warner, Inc., 6.875%,
                          due 05/01/12                                      10,825
                                                                   ---------------
                                                                            26,135
                                                                   ---------------
                        MINING: 0.1%
      20,000     S      Alcan, Inc., 6.125%, due 12/15/33                   19,185
      17,000    @@      Corp Nacional del Cobre
                          de Chile, 5.500%,
                          due 10/15/13                                      16,754
       5,000            Corp Nacional del Cobre
                          de Chile, 6.375%,
                          due 11/30/12                                       5,257
      18,000     S      Vale Overseas Ltd., 8.625%,
                          due 03/08/07                                      19,170
                                                                   ---------------
                                                                            60,366
                                                                   ---------------
                        MULTI-NATIONAL: 0.1%
      25,000   @@,S     Corp Andina de
                          Fomento CAF, 5.200%,
                          due 05/21/13                                      23,887
      24,000   @@,S     Corp Andina de
                          Fomento CAF, 6.875%,
                          due 03/15/12                                      26,008
                                                                   ---------------
                                                                            49,895
                                                                   ---------------
                        OIL AND GAS: 0.1%
      19,000     S      Empresa Nacional de
                          Petroleo ENAP, 4.875%,
                          due 03/15/14                                      17,599
       9,000     S      Pemex Project Funding
                          Master Trust, 7.375%,
                          due 12/15/14                                       9,304
       8,000     S      Petroleos Mexicanos, 9.250%,
                          due 03/30/18                                       9,020
      13,000     S      Valero Energy Corp., 6.125%,
                          due 04/15/07                                      13,822
      11,000     S      Valero Energy Corp., 8.750%,
                          due 06/15/30                                      13,704
                                                                   ---------------
                                                                            63,449
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.1%
       9,000     S      Sealed Air Corp., 5.375%,
                          due 04/15/08                                       9,299
      24,000    #,S     Sealed Air Corp., 6.950%,
                          due 05/15/09                                      26,276
                                                                   ---------------
                                                                            35,575
                                                                   ---------------
                        REAL ESTATE: 0.1%
$     20,000     S      EOP Operating LP, 7.750%,
                          due 11/15/07                             $        22,425
       8,000     S      Liberty Property-LP, 6.375%,
                          due 08/15/12                                       8,475
       2,000     S      Liberty Property-LP, 6.950%,
                          due 12/01/06                                       2,172
      16,000     S      Liberty Property-LP, 7.750%,
                          due 04/15/09                                      18,237
      19,000     S      Simon Property Group LP,
                          4.875%, due 03/18/10                              18,760
       2,000            Simon Property Group LP,
                          6.375%, due 11/15/07                               2,142
      24,000     S      Simon Property Group LP,
                          7.375%, due 01/20/06                              25,776
                                                                   ---------------
                                                                            97,987
                                                                   ---------------
                        SAVINGS AND LOANS: 0.1%
      17,000     S      Great Western Financial,
                          8.206%, due 02/01/27                              18,625
      25,000     S      Washington Mutual, Inc.,
                          4.375%, due 01/15/08                              25,308
                                                                   ---------------
                                                                            43,933
                                                                   ---------------
                        TELECOMMUNICATIONS: 0.2%
      17,000            AT&T Corp., 6.000%,
                          due 03/15/09                                      17,016
      17,000     S      AT&T Corp., 8.050%,
                          due 11/15/11                                      18,359
      10,000     S      Brasil Telecom SA, 9.375%,
                          due 02/18/14                                       9,350
      18,000     S      Cia de Telecomunicaciones
                          de Chile SA, 7.625%,
                          due 07/15/06                                      19,489
      26,000     S      Sprint Capital Corp., 6.000%,
                          due 08/17/06                                      26,589
      17,000     S      Sprint Capital Corp., 6.875%,
                          due 11/15/28                                      16,514
       9,000     S      Sprint Capital Corp., 8.750%,
                          due 03/15/32                                      10,636
      20,000     S      Verizon Florida, Inc., 6.125%,
                          due 01/15/13                                      20,695
      13,000     S      Verizon Virginia, Inc., 4.625%,
                          due 03/15/13                                      12,120
                                                                   ---------------
                                                                           150,768
                                                                   ---------------
                        Total Corporate Bonds
                          (Cost $1,755,913)                              1,746,946
                                                                   ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.6%

                        FEDERAL HOME LOAN BANK: 0.2%
     115,000     S      2.500%, due 12/15/05                               115,067
                                                                   ---------------
                                                                           115,067
                                                                   ---------------
                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 0.9%
     155,000     S      2.700%, due 03/16/07                               152,685
      81,000     S      2.750%, due 02/09/07                                80,092
     150,000            4.500%, due 10/15/12                               150,654
      40,000            5.500%, due 06/15/34                                39,625
      61,000            6.000%, due 01/15/28                                63,761
       7,362            6.000%, due 06/01/28                                 7,507
     101,212            6.500%, due 01/01/24                               105,593
                                                                   ---------------
                                                                           599,917
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION: 2.3%
$     75,000            3.500%, due 01/28/08                       $        73,956
     115,000            4.600%, due 06/15/19                               112,305
      78,000            4.625%, due 10/15/13                                74,877
     170,000            5.000%, due 06/15/19                               169,841
     351,000            5.000%, due 06/15/34                               337,288
      75,000            5.250%, due 08/01/12                                74,504
      69,265            5.500%, due 02/01/18                                70,785
      20,000            5.500%, due 06/15/19                                20,400
      95,229            6.000%, due 08/01/16                                99,002
      50,005            6.000%, due 07/01/17                                51,976
      43,512            6.000%, due 04/25/31                                43,748
      30,000            6.000%, due 07/15/33                                30,347
      63,386            6.500%, due 10/01/32                                65,696
      40,000            6.500%, due 07/15/33                                41,288
      41,408            6.500%, due 12/01/33                                42,918
      35,000            6.625%, due 11/15/10                                38,789
     214,348            7.000%, due 12/01/27                               226,396
      29,890            7.000%, due 04/01/32                                31,439
      40,000            7.000%, due 06/15/34                                42,050
                                                                   ---------------
                                                                         1,647,605
                                                                   ---------------
                        GOVERNMENT NATIONAL MORTGAGE
                          ASSOCIATION: 0.2%
      28,617            6.500%, due 01/15/29                                29,793
     106,061            7.000%, due 02/15/28                               112,405
      23,952            8.000%, due 07/15/24                                26,297
                                                                   ---------------
                                                                           168,495
                                                                   ---------------
                        Total U.S. Government
                          Agency Obligations
                          (Cost $2,524,841)                              2,531,084
                                                                   ---------------

U.S. TREASURY OBLIGATIONS: 1.1%

                        U.S. TREASURY BONDS: 0.7%
     137,000     S      5.375%, due 02/15/31                               137,552
      90,000     S      6.250%, due 08/15/23                                99,077
     102,000     S      10.375%, due 11/15/12                              125,396
      78,000     S      13.250%, due 05/15/14                              111,001
                                                                   ---------------
                                                                           473,026
                                                                   ---------------
                        U.S. TREASURY NOTES: 0.4%
     128,000     S      2.250%, due 04/30/06                               127,446
      82,000     S      3.125%, due 05/15/07                                82,128
       2,000     S      3.875%, due 05/15/09                                 2,007
      79,000    W,S     4.750%, due 05/15/14                                79,617
                                                                   ---------------
                                                                           291,198
                                                                   ---------------
                        Total U.S. Treasury Obligations
                          (Cost $771,499)                                  764,224
                                                                   ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.7%

                        AUTOMOBILE ASSET-BACKED SECURITIES: 0.1%
      42,000            USAA Auto Owner Trust, 2.040%,
                          due 02/16/10                                      41,254
                                                                   ---------------
                                                                            41,254
                                                                   ---------------
                        COMMERCIAL MORTGAGE-BACKED
                          SECURITIES: 0.5%
     121,000            CS First Boston Mortgage
                          Securities Corp., 3.861%,
                          due 03/15/36                                     119,233
$     11,000            CS First Boston Mortgage
                          Securities Corp., 7.810%,
                          due 04/14/62                             $        12,620
      58,000            DLJ Commercial
                          Mortgage Corp., 6.240%,
                          due 11/12/31                                      62,414
     140,000            DLJ Commercial
                          Mortgage Corp., 7.300%,
                          due 06/10/32                                     157,328
      26,000            GE Capital Commercial
                          Mortgage Corp., 5.994%,
                          due 12/10/35                                      27,688
                                                                   ---------------
                                                                           379,283
                                                                   ---------------
                        CREDIT CARD ASSET-BACKED SECURITIES: 0.2%
      15,000            Bank One Issuance Trust,
                          4.540%, due 09/15/10                              15,168
      15,000            Capital One Master Trust,
                          4.900%, due 03/15/10                              15,615
      60,000            Chemical Master Credit
                          Card Trust 1, 7.090%,
                          due 02/15/09                                      64,896
      50,000            Citibank Credit Card
                          Issuance Trust, 5.650%,
                          due 06/16/08                                      52,699
                                                                   ---------------
                                                                           148,378
                                                                   ---------------
                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 0.1%
      68,802            Freddie Mac, 6.000%,
                          due 01/15/29                                      69,040
                                                                   ---------------
                                                                            69,040
                                                                   ---------------
                        OTHER ASSET-BACKED SECURITIES: 0.1%
      32,000            Chase Funding Mortgage
                          Loan Asset-Backed
                          Certificates, 2.734%,
                          due 09/25/24                                      31,506
      18,000            Chase Funding Mortgage
                          Loan Asset-Backed
                          Certificates, 4.045%,
                          due 05/25/33                                      17,606
                                                                   ---------------
                                                                            49,112
                                                                   ---------------
                        WHOLE LOAN COLLATERALIZED MORTGAGE: 0.6%
      44,978            Bank of America Mortgage
                          Securities, 4.413%,
                          due 03/25/33                                      45,303
      92,000            CS First Boston Mortgage
                          Securities Corp., 4.187%,
                          due 10/25/33                                      90,867
      73,000     S      GMAC Mortgage Corp
                          Loan Trust, 5.500%,
                          due 01/25/34                                      73,287
     157,756            MASTR Asset Securitization
                          Trust, 5.500%, due 06/25/33                      152,196
      43,103            Washington Mutual, 5.000%,
                          due 06/25/18                                      43,097
                                                                   ---------------
                                                                           404,750
                                                                   ---------------
                        WL COLLATERALIZED SUPPORT CMO: 0.0%
      23,619            Bank of America Mortgage
                          Securities, 5.500%,
                          due 11/25/33                                      23,994
                                                                   ---------------
                                                                            23,994
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        WL COLLATERALIZED PLANNED
                          AMORTIZATION CLASS: 0.1%
$     57,000            Residential Funding
                          Securities Corp., 4.750%,
                          due 02/25/33                             $        57,665
                                                                   ---------------
                                                                            57,665
                                                                   ---------------
                        Total Collateralized
                          Mortgage Obligations
                          (Cost $1,194,252)                              1,173,476
                                                                   ---------------

OTHER BONDS: 0.0%

                        SOVEREIGN: 0.0%
      28,000            Mexico Government Intl.
                          Bond, 1.840%,
                          due 01/13/09                                      28,532
                                                                   ---------------
                        Total Other Bonds
                          (Cost $28,031)                                    28,532
                                                                   ---------------
                        Total Long-Term Investments
                          (Cost $58,570,047)                            65,854,746
                                                                   ---------------

SHORT-TERM INVESTMENTS: 1.9%

                        COMMERCIAL PAPER: 1.9%
     600,000            Concord Minuteman Cap B,
                          1.100%, due 06/11/05                             599,984
     750,000            Von Karmen Funding LLC, .000%,
                          due 06/10/04                                     749,773
                                                                   ---------------
                        Total Short-Term Investments
                          (Cost $1,349,796)                              1,349,757
                                                                   ---------------

REPURCHASE AGREEMENT: 5.1%

   3,579,000      Repurchase Agreement
                    dated 05/28/04, 1.010%,
                    due 06/01/04, $3,579,402
                    to be received upon repurchase
                    (Collateralized by $3,655,000
                    Various U.S. Government
                    Agencies 0.000% - 5.750%,
                    Market Value plus accrued interest
                    $3,654,672 due 03/15/05 - 03/15/09)                  3,579,000
                                                                   ---------------
                  Total Repurchase Agreement
                    (Cost $3,579,000)                                    3,579,000
                                                                   ---------------
                  TOTAL INVESTMENTS IN
                    SECURITIES (COST
                    $63,498,843)*                          101.1%      $70,783,503
                  OTHER ASSETS AND
                    LIABILITIES-NET                         (1.1)         (764,742)
                                                           -----   ---------------
                  NET ASSETS                               100.0%  $    70,018,761
                                                           =====   ===============

@      Non-income producing security
@@     Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C      Bond may be called prior to maturity date.
W      When-issued or delayed delivery security.
S Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2004.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
* Cost for federal income tax purposes is $64,328,242. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation        $ 7,343,213
            Gross Unrealized Depreciation           (887,952)
                                                 -----------
            Net Unrealized Appreciation          $ 6,455,261
                                                 ===========

Information concerning open futures contracts at May 31, 2004 is shown below:

                       NO. OF        NOTIONAL      EXPIRATION     UNREALIZED
SHORT CONTRACTS      CONTRACTS     MARKET VALUE       DATE       GAIN/(LOSS)
---------------      ---------     ------------    ----------    -----------
U.S. 2 Year
  Treasury Note          1         $  (212,125)    June-04          $   (505)
U.S. 5 Year
  Treasury Note          1            (109,563)    June-04              (818)
                                   -----------                      --------
                                   $  (321,688)                     $ (1,323)
                                   ===========                      ========
LONG CONTRACTS
U.S. Long Bond          12         $   106,563     June-04          $  2,089
                                   ===========                      ========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND                        as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 64.5%

                        ADVERTISING: 0.0%
       4,800     @@     WPP Group PLC                              $        47,875
                                                                   ---------------
                                                                            47,875
                                                                   ---------------
                        AEROSPACE/DEFENSE: 0.9%
       8,400            BAE Systems PLC                                     31,688
       4,600            Boeing Co.                                         210,680
       3,150            General Dynamics Corp.                             301,234
       2,500            Goodrich Corp.                                      70,075
       2,200            United Technologies Corp.                          186,142
                                                                   ---------------
                                                                           799,819
                                                                   ---------------
                        AGRICULTURE: 0.8%
       1,400            Altadis SA                                          42,843
       9,850            Altria Group, Inc.                                 472,504
       3,200            British American Tobacco PLC                        46,936
       3,525            Bunge Ltd.                                         130,919
                                                                   ---------------
                                                                           693,202
                                                                   ---------------
                        AIRLINES: 0.1%
       7,025     @      ExpressJet Holdings, Inc.                           83,738
                                                                   ---------------
                                                                            83,738
                                                                   ---------------
                        APPAREL: 0.7%
       4,000            Nike, Inc.                                         284,600
       2,000            Onward Kashiyama Co. Ltd.                           32,282
       4,650            Reebok Intl. Ltd.                                  168,563
       2,200            VF Corp.                                           103,356
                                                                   ---------------
                                                                           588,801
                                                                   ---------------
                        AUTO MANUFACTURERS: 0.5%
      23,300            Ford Motor Co.                                     346,005
         600     @@     Peugeot SA                                          33,872
       2,300     @@     Toyota Motor Corp.                                  83,239
                                                                   ---------------
                                                                           463,116
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 0.2%
       2,000     @@     Bridgestone Corp.                                   33,386
       4,000            Calsonic Kansei Corp.                               27,107
       5,250            Cooper Tire & Rubber Co.                           110,722
       2,475     @      Dura Automotive Systems, Inc.                       23,414
                                                                   ---------------
                                                                           194,629
                                                                   ---------------
                        BANKS: 4.3%
         960     @@     Alpha Bank A.E.                                     25,111
       4,900     @@     Banco Bilbao Vizcaya Argentaria SA                  64,863
         500     @@     Banco Popular Espanol                               28,117
       8,600            Bank of America Corp.                              714,917
       5,000            Bank of Yokohama Ltd.                               28,500
      11,350            Bank One Corp.                                     549,907
       5,800            Capitalia SpA                                       17,105
      76,000            CITIC Intl. Financial Holdings Ltd.                 30,229
       1,200    @,@@    Commerzbank AG                                      19,563
       2,000     @@     Credit Agricole SA                                  49,164
       2,000    @,@@    DBS Group Holdings Ltd.                             16,581
       1,900     @@     Fortis                                              40,371
       6,175            Hibernia Corp.                                     148,200
       8,000     @@     HSBC Holdings PLC                                  118,661
       8,250            Keycorp                                            259,133
           8     @@     Mitsubishi Tokyo Financial
                          Group, Inc.                                       68,763
       9,100            National City Corp.                                322,959
       2,307            Royal Bank of Scotland Group PLC                    69,664
       1,500     @@     St. George Bank Ltd.                                23,527
       6,000            The Sumitomo Trust &
                          Banking Co. Ltd.                         $        36,969
       1,160     @@     UBS AG                                              83,135
           6    @,@@    UFJ Holdings, Inc.                                  30,075
       8,600     @@     Unicredito Italiano S.p.A.                          40,222
       2,525            W Holding Co., Inc.                                 43,051
      12,550            Wachovia Corp.                                     592,485
       7,150            Wells Fargo & Co.                                  420,420
                                                                   ---------------
                                                                         3,841,692
                                                                   ---------------
                        BEVERAGES: 1.5%
      18,550            Coca-Cola Co.                                      952,542
       8,050            PepsiCo, Inc.                                      429,629
                                                                   ---------------
                                                                         1,382,171
                                                                   ---------------
                        BIOTECHNOLOGY: 0.7%
       5,450     @      Amgen, Inc.                                        298,115
       9,600     @      Applera Corp. - Celera
                          Genomics Group                                   107,808
       8,175     @      InterMune, Inc.                                    116,167
       1,600     @      Invitrogen Corp.                                   111,120
                                                                   ---------------
                                                                           633,210
                                                                   ---------------
                        BUILDING MATERIALS: 0.4%
       6,700            Boral Ltd.                                          28,017
         320    @,@@    Lafarge SA                                          27,627
       8,950            Masco Corp.                                        259,103
       6,325     @      USG Corp.                                           88,866
                                                                   ---------------
                                                                           403,613
                                                                   ---------------
                        CHEMICALS: 1.3%
       1,500     @@     Bayer AG                                            42,752
       2,120    @,@@    Clariant AG                                         29,238
      11,100            Dow Chemical Co.                                   442,889
         600            DSM NV                                              29,645
       4,225            Georgia Gulf Corp.                                 142,890
       7,525     @      Hercules, Inc.                                      79,615
       3,700            PPG Industries, Inc.                               221,260
       2,900            Sherwin-Williams Co.                               113,970
      10,000            Sumitomo Chemical Co. Ltd.                          46,867
                                                                   ---------------
                                                                         1,149,126
                                                                   ---------------
                        COMMERCIAL SERVICES: 1.2%
      14,600            Cendant Corp.                                      334,923
       1,700            Corporate Executive Board Co.                       92,922
       2,000     @@     Dai Nippon Printing Co. Ltd.                        30,563
       1,175     @      Dun & Bradstreet Corp.                              65,013
       2,950            Equifax, Inc.                                       72,305
       1,300            Group 4 Falck A/S                                   30,095
       8,100     @@     Macquarie Infrastructure Group                      18,207
       7,150            Paychex, Inc.                                      268,197
       4,725     @      Rent-A-Center, Inc.                                139,624
                                                                   ---------------
                                                                         1,051,849
                                                                   ---------------
                        COMPUTERS: 1.7%
         700    @,@@    Cap Gemini SA                                       26,798
      10,800     @      Dell, Inc.                                         379,944
      12,800            Hewlett-Packard Co.                                271,872
       7,150            International Business
                          Machines Corp.                                   633,418
       6,750     @      Network Appliance, Inc.                            133,650
       3,125     @      PalmOne, Inc.                                       66,344
                                                                   ---------------
                                                                         1,512,026
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        COSMETICS/PERSONAL CARE: 1.8%
       2,100            Alberto-Culver Co.                         $        98,742
      11,200            Gillette Co.                                       482,608
       6,200            Kimberly-Clark Corp.                               408,580
       5,500            Procter & Gamble Co.                               593,010
         700            Uni-Charm Corp.                                     33,947
                                                                   ---------------
                                                                         1,616,887
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 0.2%
       8,000     @      Itochu Corp.                                        32,789
       2,100            WW Grainger, Inc.                                  114,345
                                                                   ---------------
                                                                           147,134
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 5.4%
       3,875     @      Affiliated Managers Group                          188,906
         450            Aiful Corp.                                         43,931
       5,450            American Express Co.                               276,315
       3,100            Amvescap PLC                                        20,788
       4,000            Capital One Financial Corp.                        280,240
      21,750            Citigroup, Inc.                                  1,009,853
       4,574            Countrywide Financial Corp.                        295,023
         400     @      Deutsche Boerse AG                                  21,272
       2,350            Doral Financial Corp.                               76,164
       7,800     @      E*Trade Financial Corp.                             88,998
       4,550            Fannie Mae                                         308,035
       5,250            Goldman Sachs Group, Inc.                          493,028
      18,350            JP Morgan Chase & Co.                              676,014
       9,800            Merrill Lynch & Co., Inc.                          556,640
       4,600            Morgan Stanley                                     246,146
      17,100     @      Providian Financial Corp.                          232,560
                                                                   ---------------
                                                                         4,813,913
                                                                   ---------------
                        ELECTRIC: 1.3%
      12,150     @      AES Corp.                                          113,481
       7,400            Centerpoint Energy, Inc.                            80,216
       1,900     @@     Chubu Electric Power Co., Inc.                      39,625
       4,550            Duke Energy Corp.                                   90,727
       7,350            Edison Intl.                                       177,428
         150            Electrabel                                          48,889
       2,300     @      Endesa SA                                           42,439
       3,050            Exelon Corp.                                       101,565
       3,050            Great Plains Energy, Inc.                           92,385
       1,200            Public Power Corp.                                  29,982
         900            RWE AG                                              39,510
       3,050            Southern Co.                                        88,206
       7,200            TXU Corp.                                          269,063
                                                                   ---------------
                                                                         1,213,516
                                                                   ---------------
                        ELECTRICAL COMPONENTS & EQUIPMENT: 0.2%
       5,000     @      Artesyn Technologies, Inc.                          45,700
       3,000     @@     Sharp Corp.                                         50,785
      12,000     @@     Toshiba Corp.                                       51,572
                                                                   ---------------
                                                                           148,057
                                                                   ---------------
                        ELECTRONICS: 0.8%
       7,375     @      Arrow Electronics, Inc.                            200,821
       4,450     @      Benchmark Electronics, Inc.                        129,629
       4,975     @      Itron, Inc.                                        102,684
       2,600            Parker Hannifin Corp.                              144,456
      10,250     @      Sanmina-SCI Corp.                                  108,445
       1,000            Secom Co. Ltd.                                      40,262
                                                                   ---------------
                                                                           726,297
                                                                   ---------------
                        ENGINEERING & CONSTRUCTION: 0.3%
       3,530    @,@@    ABB Ltd.                                   $        19,699
         800            Bouygues                                            27,588
       1,925            Granite Construction, Inc.                          36,383
      14,775     @      Shaw Group, Inc.                                   174,344
                                                                   ---------------
                                                                           258,014
                                                                   ---------------
                        ENTERTAINMENT: 0.1%
       2,025            GTECH Holdings Corp.                               113,947
                                                                   ---------------
                                                                           113,947
                                                                   ---------------
                        FOOD: 0.2%
         100     @@     Groupe Danone                                       17,243
         800     @      Metro AG                                            38,784
       1,900            Nissin Food Products Co. Ltd.                       46,157
       3,450            Supervalu, Inc.                                    107,018
                                                                   ---------------
                                                                           209,202
                                                                   ---------------
                        FOREST PRODUCTS & PAPER: 0.7%
       2,250            International Paper Co.                             94,343
       7,350            Louisiana-Pacific Corp.                            169,785
       7,000     @@     OJI Paper Co. Ltd.                                  44,524
       1,600            Plum Creek Timber Co., Inc.                         50,112
         600            Rayonier, Inc.                                      25,200
       1,300     @@     Stora Enso OYJ                                      16,875
       4,550            Weyerhaeuser Co.                                   275,183
                                                                   ---------------
                                                                           676,022
                                                                   ---------------
                        GAS: 0.3%
       3,475            Oneok, Inc.                                         74,261
       5,200            Sempra Energy                                      173,524
                                                                   ---------------
                                                                           247,785
                                                                   ---------------
                        HAND/MACHINE TOOLS: 0.2%
       1,500            Black & Decker Corp.                                89,895
         200     @@     Nidec Corp.                                         21,896
       1,600            Stanley Works                                       69,680
                                                                   ---------------
                                                                           181,471
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 1.4%
       4,525            Bausch & Lomb, Inc.                                276,116
         500     @      Fresenius Medical Care AG                           36,909
      12,550            Johnson & Johnson                                  699,160
       5,100            Medtronic, Inc.                                    244,290
                                                                   ---------------
                                                                         1,256,475
                                                                   ---------------
                        HEALTHCARE-SERVICES: 2.2%
       3,300            Aetna, Inc.                                        267,960
       3,825     @      Amerigroup Corp.                                   161,300
       2,800     @      Anthem, Inc.                                       247,884
       5,850     @      Humana, Inc.                                        99,860
       2,700            Oxford Health Plans, Inc.                          153,279
       5,725     @      Pacificare Health Systems                          211,424
       7,950            UnitedHealth Group, Inc.                           518,738
       2,650     @      WellPoint Health Networks                          295,581
                                                                   ---------------
                                                                         1,956,026
                                                                   ---------------
                        HOME FURNISHINGS: 0.2%
       1,500            Electrolux AB                                       29,878
       1,650            Harman Intl. Industries, Inc.                      132,232
       1,400     @@     Sony Corp.                                          51,427
                                                                   ---------------
                                                                           213,537
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        HOUSEHOLD PRODUCTS/WARES: 0.0%
       1,425            Blyth, Inc.                                $        46,526
                                                                   ---------------
                                                                            46,526
                                                                   ---------------
                        INSURANCE: 2.6%
       5,700     @@     ACE Ltd.                                           234,726
       2,364     @@     Aegon NV                                            28,550
      11,000            American Intl. Group, Inc.                         806,299
       5,600            AMP Ltd.                                            22,259
       1,200     @@     AXA                                                 24,618
       2,950            Cigna Corp.                                        200,010
       2,875            Fidelity National Financial, Inc.                  108,071
       5,225            First American Corp.                               135,641
       3,350            LandAmerica Financial Group, Inc.                  133,632
      18,000            Legal & General Group PLC                           29,372
       3,850            Lincoln National Corp.                             182,837
       3,550            Progressive Corp.                                  304,483
       4,000     @@     Prudential PLC                                      32,929
         490     @@     Swiss Reinsurance                                   30,391
         286    @,@@    Zurich Financial Services AG                        44,973
                                                                   ---------------
                                                                         2,318,791
                                                                   ---------------
                        INTERNET: 0.9%
       9,825     @      Autobytel, Inc.                                    102,671
       2,700     @      eBay, Inc.                                         239,760
       7,500     @      GoRemote Internet
                          Communications, Inc.                              15,000
       5,025     @      Priceline.com, Inc.                                131,655
       6,000     @      Symantec Corp.                                     274,801
       1,000            Trend Micro, Inc.                                   37,548
           1    @,@@    Yahoo Japan Corp.                                   10,495
                                                                   ---------------
                                                                           811,930
                                                                   ---------------
                        LEISURE TIME: 0.3%
       1,950            Brunswick Corp.                                     78,975
       2,800            Carnival Corp.                                     119,308
       3,000            Yamaha Motor Co Ltd.                                43,022
                                                                   ---------------
                                                                           241,305
                                                                   ---------------
                        LODGING: 0.1%
       1,700            Starwood Hotels & Resorts
                          Worldwide, Inc.                                   71,706
                                                                   ---------------
                                                                            71,706
                                                                   ---------------
                        MACHINERY-CONSTRUCTION & MINING: 0.1%
       2,600     @      Terex Corp.                                         76,674
                                                                   ---------------
                                                                            76,674
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 0.6%
       2,450            Briggs & Stratton Corp.                            185,906
       4,250            Deere & Co.                                        279,225
       1,050            Tecumseh Products Co.                               38,976
                                                                   ---------------
                                                                           504,107
                                                                   ---------------
                        MEDIA: 1.5%
       3,400            McGraw-Hill Cos., Inc.                             264,928
       5,100     @@     Reed Elsevier PLC                                   49,184
       4,500     @@     Seven Network Ltd.                                  16,377
      42,700     @      Sirius Satellite Radio, Inc.                       128,100
      18,800     @      Time Warner, Inc.                                  320,351
       9,050     @      UnitedGlobalCom, Inc.                               66,699
       7,200            Viacom, Inc.                                       265,608
       1,300    @,@@    Vivendi Universal SA                                33,131
       8,150            Walt Disney Co.                                    191,281
                                                                   ---------------
                                                                         1,335,659
                                                                   ---------------
                        METAL FABRICATE/HARDWARE: 0.2%
       2,925            Quanex Corp.                               $       130,309
       4,450            Worthington Industries                              85,173
                                                                   ---------------
                                                                           215,482
                                                                   ---------------
                        MINING: 0.4%
       4,200            Alcoa, Inc.                                        131,460
       5,300     @@     BHP Billiton Ltd.                                   45,574
       2,150     @      Phelps Dodge Corp.                                 145,985
                                                                   ---------------
                                                                           323,019
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 2.8%
       7,300            3M Co.                                             617,288
      43,150            General Electric Co.                             1,342,828
       3,950            Honeywell Intl., Inc.                              133,115
       1,300            Illinois Tool Works, Inc.                          116,844
       1,000     @@     Siemens AG                                          70,582
       8,500     @@     Tyco Intl. Ltd.                                    261,715
                                                                   ---------------
                                                                         2,542,372
                                                                   ---------------
                        OFFICE PROPERTY: 0.1%
       2,900            Reckson Associates Realty Corp.                     75,458
         300            SL Green Realty Corp.                               13,650
                                                                   ---------------
                                                                            89,108
                                                                   ---------------
                        OFFICE/BUSINESS EQUIPMENT: 0.0%
       4,350            IKON Office Solutions, Inc.                         47,937
                                                                   ---------------
                                                                            47,937
                                                                   ---------------
                        OIL AND GAS: 4.9%
      20,730     @@     BP PLC                                             181,580
       3,750            Burlington Resources, Inc.                         251,025
       8,550            ChevronTexaco Corp.                                772,919
       2,750            ConocoPhillips                                     201,658
       4,500            Devon Energy Corp.                                 267,120
       4,500     @@     ENI-Ente Nazionale
                          Idrocarburi S.p.A.                                91,715
      26,750            Exxon Mobil Corp.                                1,156,937
       4,500     @      Giant Industries, Inc.                              84,240
       2,400     @      Houston Exploration Co.                            113,424
       7,100            Marathon Oil Corp.                                 236,714
         900            Norsk Hydro ASA                                     55,854
       6,150            Occidental Petroleum Corp.                         271,829
       3,175            Pogo Producing Co.                                 144,399
       3,000            Repsol YPF SA                                       63,598
      16,700            Shell Transport & Trading Co. PLC                  120,714
       1,550            Sunoco, Inc.                                        95,372
       5,900     @      Tesoro Petroleum Corp.                             140,538
       2,600            Valero Energy Corp.                                171,886
                                                                   ---------------
                                                                         4,421,522
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.1%
       4,675     @      Owens-Illinois, Inc.                                69,330
                                                                   ---------------
                                                                            69,330
                                                                   ---------------
                        PHARMACEUTICALS: 3.3%
       6,600            Abbott Laboratories                                271,986
         600            Altana AG                                           39,089
       1,700     @@     AstraZeneca PLC                                     79,200
         700    @,@@    Aventis SA                                          55,520
       8,750     @      Caremark Rx, Inc.                                  273,000
       2,200            Chugai Pharmaceutical Co. Ltd.                      33,341
       1,400            Eisai Co. Ltd.                                      36,354
       4,750            Eli Lilly & Co.                                    349,933

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        PHARMACEUTICALS (CONTINUED)
       2,500    @,@@    GlaxoSmithKline PLC                        $       106,125
       5,600     @      King Pharmaceuticals, Inc.                          74,816
       9,400            Merck & Co., Inc.                                  444,620
      32,250            Pfizer, Inc.                                     1,139,714
         890     @@     Roche Holding AG                                    93,654
                                                                   ---------------
                                                                         2,997,352
                                                                   ---------------
                        PIPELINES: 0.1%
       2,375            National Fuel Gas Co.                               59,731
                                                                   ---------------
                                                                            59,731
                                                                   ---------------
                        REAL ESTATE: 0.2%
       5,000     @@     Cheung Kong Holdings Ltd.                           37,529
       2,300            LNR Property Corp.                                 115,575
                                                                   ---------------
                                                                           153,104
                                                                   ---------------
                        RETAIL: 5.5%
       5,400            Best Buy Co., Inc.                                 284,904
      11,500            Dixons Group PLC                                    32,101
       2,400            Enterprise Inns PLC                                 27,040
       3,650            Federated Department Stores                        174,142
      12,750            Gap, Inc.                                          307,913
      18,650            Home Depot, Inc.                                   669,908
       5,150            JC Penney Co., Inc. Holding Co.                    184,267
       9,800            Limited Brands                                     189,140
       3,100            Lowe's Cos., Inc.                                  166,067
       6,250            May Department Stores Co.                          179,125
       5,250            McDonald's Corp.                                   138,600
       2,900            Nordstrom, Inc.                                    117,595
       6,400     @      Office Depot, Inc.                                 104,576
         300     @@     Pinault-Printemps-Redoute                           31,377
       3,200            RadioShack Corp.                                    97,248
       4,450            Sears Roebuck and Co.                              169,100
       8,750            Staples, Inc.                                      241,325
       6,400     @      Starbucks Corp.                                    260,096
       3,700            Target Corp.                                       165,390
      10,900     @      Toys R US, Inc.                                    171,348
      18,300            Wal-Mart Stores, Inc.                            1,019,860
       5,600     @      Yum! Brands, Inc.                                  210,000
                                                                   ---------------
                                                                         4,941,122
                                                                   ---------------
                        SAVINGS AND LOANS: 0.2%
       1,050     @      FirstFed Financial Corp.                            43,355
       7,150            Flagstar Bancorp, Inc.                             154,154
                                                                   ---------------
                                                                           197,509
                                                                   ---------------
                        SEMICONDUCTORS: 2.1%
       1,575     @      Advanced Micro Devices, Inc.                        24,491
      21,000     @      Applied Materials, Inc.                            419,160
      30,100     @      Applied Micro Circuits Corp.                       162,239
       1,400    @,@@    ASML Holding NV                                     24,328
      17,400     @      Cirrus Logic, Inc.                                 129,282
      27,350            Intel Corp.                                        780,842
      15,725     @      LSI Logic Corp.                                    128,945
       1,000            Sanken Electric Co. Ltd.                            13,119
       7,350            Texas Instruments, Inc.                            191,909
                                                                   ---------------
                                                                         1,874,315
                                                                   ---------------
                        SOFTWARE: 4.1%
      13,075     @      Activision, Inc.                                   206,847
       2,450            Autodesk, Inc.                                      87,857
       1,475     @      Avid Technology, Inc.                               76,730
      12,400     @      BMC Software, Inc.                                 218,736
       3,150     @      Citrix Systems, Inc.                       $        66,308
      10,000            Computer Associates Intl., Inc.                    270,599
       9,150     @      Compuware Corp.                                     72,743
       4,000            First Data Corp.                                   173,160
       5,350            IMS Health, Inc.                                   133,108
      66,750            Microsoft Corp.                                  1,758,862
      22,150     @      Oracle Corp.                                       250,738
         300     @@     SAP AG                                              48,394
      10,850     @      Siebel Systems, Inc.                               117,180
       9,300     @      Veritas Software Corp.                             247,380
                                                                   ---------------
                                                                         3,728,642
                                                                   ---------------
                        TELECOMMUNICATIONS: 4.0%
       9,150     @      Adaptec, Inc.                                       74,939
       2,400    @,@@    Alcatel SA                                          34,495
      10,050            Alltel Corp.                                       508,831
       3,300            CenturyTel, Inc.                                    98,637
      29,100     @      Cisco Systems, Inc.                                644,564
      28,050            Motorola, Inc.                                     554,548
          17    @,@@    NTT Docomo, Inc.                                    31,993
       5,300     @@     Portugal Telecom SGPS SA                            54,301
       3,450            Qualcomm, Inc.                                     231,392
       3,700     @      SafeNet, Inc.                                       86,210
       3,250            Scientific-Atlanta, Inc.                           111,865
       8,750     @      Sycamore Networks, Inc.                             38,588
           0     @      Telefonica SA                                            1
       1,400     @      Telekom Austria AG                                  19,558
      13,700     @      Tellabs, Inc.                                      108,778
       8,400            TIM S.p.A.                                          45,544
      21,550            Verizon Communications, Inc.                       745,198
      56,607     @@     Vodafone Group PLC                                 133,106
      14,250     @      Zhone Technologies, Inc.                            46,740
                                                                   ---------------
                                                                         3,569,288
                                                                   ---------------
                        TOYS/GAMES/HOBBIES: 0.1%
       3,150            Hasbro, Inc.                                        61,929
                                                                   ---------------
                                                                            61,929
                                                                   ---------------
                        TRANSPORTATION: 0.7%
       2,350            CH Robinson Worldwide, Inc.                         97,713
           8            East Japan Railway Co.                              41,330
       5,000     @@     Nippon Yusen Kabushiki Kaisha                       21,398
       1,500            TPG NV                                              33,740
       4,750            United Parcel Service, Inc.                        340,670
       2,925     @      Yellow Roadway Corp.                               104,452
                                                                   ---------------
                                                                           639,303
                                                                   ---------------
                        Total Common Stock
                          (Cost $50,897,304)                            57,960,913
                                                                   ---------------

REAL ESTATE INVESTMENT TRUSTS: 2.3%

                        APARTMENTS: 0.4%
       1,200            Apartment Investment &
                          Management Co.                                    34,656
       1,672            Archstone-Smith Trust                               48,572
         800            Avalonbay Communities, Inc.                         43,560
       1,000            Camden Property Trust                               46,710
       1,606            Equity Residential                                  47,281
         400            Essex Property Trust, Inc.                          26,220
       1,600            Summit Properties, Inc.                             37,072
       3,700            United Dominion Realty Trust, Inc.                  73,777
                                                                   ---------------
                                                                           357,848
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        DIVERSIFIED: 0.2%
         600            Colonial Properties Trust                  $        23,058
       1,800            Developers Diversified Realty Corp.                 61,902
       1,800            Istar Financial, Inc.                               68,850
       1,200            Vornado Realty Trust                                65,580
                                                                   ---------------
                                                                           219,390
                                                                   ---------------
                        HOTELS: 0.3%
       3,200     @      Felcor Lodging Trust, Inc.                          34,048
       1,300            Hospitality Properties Trust                        53,209
       6,100     @      Host Marriott Corp.                                 74,786
       1,900            LaSalle Hotel Properties                            45,885
       4,050     @      Meristar Hospitality Corp.                          25,718
                                                                   ---------------
                                                                           233,646
                                                                   ---------------
                        MANUFACTURED HOMES: 0.0%
         800     @      Affordable Residential Communities                  12,800
                                                                   ---------------
                                                                            12,800
                                                                   ---------------
                        MORTGAGE: 0.0%
       1,400            Newcastle Investment Corp.                          39,116
                                                                   ---------------
                                                                            39,116
                                                                   ---------------
                        OFFICE PROPERTY: 0.4%
         900            Alexandria Real Estate Equities, Inc.               49,455
       1,100            Boston Properties, Inc.                             54,296
       1,100            Carramerica Realty Corp.                            32,252
       4,100            Corporate Office Properties
                          Trust Sbi MD                                      95,120
       4,187            Equity Office Properties Trust                     112,840
       1,000            Mack-Cali Realty Corp.                              39,960
                                                                   ---------------
                                                                           383,923
                                                                   ---------------
                        REGIONAL MALLS: 0.3%
       2,500            General Growth Properties, Inc.                     73,450
       1,300            Rouse Co.                                           59,345
       2,100            Simon Property Group, Inc.                         108,297
                                                                   ---------------
                                                                           241,092
                                                                   ---------------
                        SHOPPING CENTERS: 0.4%
       5,000            Acadia Realty Trust                                 64,000
         600            CBL & Associates Properties, Inc.                   31,992
       3,900            Chelsea Property Group, Inc.                       214,421
         900            Kimco Realty Corp.                                  41,355
         700            Pennsylvania Real Estate
                          Investment Trust                                  23,310
       1,000            Regency Centers Corp.                               40,300
                                                                   ---------------
                                                                           415,378
                                                                   ---------------
                        STORAGE: 0.0%
       1,050            Public Storage, Inc.                                48,290
                                                                   ---------------
                                                                            48,290
                                                                   ---------------
                        WAREHOUSE/INDUSTRIAL: 0.2%
         700            AMB Property Corp.                                  23,135
         700            Centerpoint Properties Trust                        51,555
       1,500            Prologis                                            48,090
         700            PS Business Parks, Inc.                             27,090
                                                                   ---------------
                                                                           149,870
                                                                   ---------------
                        Total Real Estate
                          Investment Trusts
                          (Cost $1,430,004)                              2,101,353
                                                                   ---------------

PREFERRED STOCK: 0.2%

                        BANKS: 0.2%
          14    #,XX    DG Funding Trust                           $       149,800
                                                                   ---------------

                        Total Preferred Stock
                          (Cost $152,241)                                  149,800
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
CORPORATE BONDS: 6.8%
                        AUTO MANUFACTURERS: 0.0%
$     24,000            Ford Motor Co., 6.625%,
                          due 10/01/28                                      20,955
      11,000            General Motors Corp.,
                          8.375%, due 07/15/33                              11,481
                                                                   ---------------
                                                                            32,436
                                                                   ---------------
                        BANKS: 2.0%
      30,000            Australia & New Zealand
                          Banking Group Ltd.,
                          1.494%, due 10/29/49                              25,242
      48,000    #,@@    Banco Bradesco SA/Cayman
                          Islands, 8.750%, due 10/24/13                     46,080
     116,000            Banco Santander Santiago Chile SA,
                          7.375%, due 07/18/12                             127,497
      30,000            Bank of Ireland, 1.360%,
                          due 12/29/49                                      25,039
      72,000     #      Bank of New York Institutional
                          Capital Trust A, 7.780%,
                          due 12/01/26                                      76,844
      48,000            BankAmerica Capital II, 8.000%,
                          due 12/15/26                                      52,515
       9,000     #      BankAmerica Institutional Capital B,
                          7.700%, due 12/31/26                               9,610
      17,000            Barnett Capital I, 8.060%,
                          due 12/01/26                                      18,371
      11,000            Barnett Capital II,
                          7.950%, due 12/01/26                              11,857
     110,000     @@     Citibank NA/New York State,
                          1.800%, due 11/29/49                              86,454
     140,000     #      Dresdner Funding Trust I,
                          8.151%, due 06/30/31                             154,244
       7,000            FBS Capital I, 8.090%, due 11/15/26                  7,711
      33,000            First Union Institutional Capital II,
                          7.850%, due 01/01/27                              35,361
     111,000    #,@@    HBOS PLC, 5.375%, due 11/29/49                     107,227
      20,000    @@,C    Hongkong & Shanghai
                          Banking Corp. Ltd.,
                          1.313%, due 07/29/49                              16,796
     100,000    @@,C    HSBC Bank PLC, 1.350%,
                          due 06/29/49                                      83,587
      60,000     @@     HSBC Bank PLC, 1.500%,
                          due 06/29/49                                      51,150
      81,000            Industrial Bank Of Korea,
                          4.000%, due 05/19/14                              76,053
      60,000            Lloyds TSB Bank PLC,
                          1.500%, due 06/29/49                              51,879
      70,000            Lloyds TSB Bank PLC,
                          1.270%, due 08/29/49                              59,568
      78,000            M&T Bank Corp, 3.850%,
                          due 04/01/13                                      76,567
      20,000            Mellon Capital I, 7.720%,
                          due 12/01/26                                      21,612
      30,000     @@     National Westminster Bank PLC,
                          1.375%, due 08/29/49                              25,584

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        BANKS (CONTINUED)
$     80,000    @@,C    National Westminster Bank PLC,
                          1.438%, due 11/29/49                     $        67,661
      39,000            Northern Rock PLC,
                          5.600%, due 04/30/49                              37,847
      69,000     #      Rabobank Capital Funding II,
                          5.260%, due 12/29/49                              66,687
      30,000            Royal Bank of Canada,
                          1.313%, due 06/29/85                              25,413
      10,000            Royal Bank of Scotland Group PLC,
                          1.375%, due 12/29/49                               8,538
      20,000    @@,C    Societe Generale, 1.663%,
                          due 11/29/49                                      16,500
      50,000    @@,C    Standard Chartered PLC,
                          1.315%, due 01/29/49                              39,335
      40,000    @@,C    Standard Chartered PLC,
                          1.188%, due 07/29/49                              31,475
     100,000    @@,C    Standard Chartered PLC,
                          1.400%, due 12/29/49                              79,000
      60,000            Wells Fargo & Co., 3.120%,
                          due 08/15/08                                      57,600
      40,000            Westpac Banking Corp.,
                          1.338%, due 09/29/49                              33,330
     114,000            Westpac Capital Trust IV,
                          5.256%, due 12/29/49                             105,200
                                                                   ---------------
                                                                         1,815,434
                                                                   ---------------
                        BEVERAGES: 0.1%
      24,000            Coca-Cola HBC Finance BV,
                          5.125%, due 09/17/13                              23,564
      87,000     #      Miller Brewing Co.,
                          4.250%, due 08/15/08                              86,615
                                                                   ---------------
                                                                           110,179
                                                                   ---------------
                        CHEMICALS: 0.1%
      22,000            Dow Chemical Co.,
                          5.750%, due 11/15/09                              22,950
      20,000            Sociedad Quimica y Minera
                          de Chile SA, 7.700%,
                          due 09/15/06                                      21,657
                                                                   ---------------
                                                                            44,607
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 1.2%
      67,000            Arcel Finance Ltd.,
                          7.048%, due 09/01/11                              68,675
      72,000            Boeing Capital Corp.,
                          7.375%, due 09/27/10                              80,944
     117,000    #,@@    Brazilian Merchant Voucher
                          Receivables Ltd., 5.911%,
                          due 06/15/11                                     114,075
      20,000            Citicorp Capital I,
                          7.933%, due 02/15/27                              21,453
      11,000            Citigroup Capital II,
                          7.750%, due 12/01/36                              11,810
     158,000     #      Corestates Capital Trust I,
                          8.000%, due 12/15/26                             171,926
      31,000     #      Farmers Exchange Capital,
                          7.050%, due 07/15/28                              29,371
      25,000            Financiere CSFB NV,
                          1.250%, due 03/29/49                              19,734
      43,000            Ford Motor Credit Co.,
                          7.000%, due 10/01/13                              43,230
      59,000            General Motors Acceptance Corp.,
                          7.750%, due 01/19/10                              63,824
$     43,000            General Motors Acceptance Corp.,
                          6.875%, due 08/28/12                     $        43,558
      31,000            General Motors Acceptance Corp.,
                          8.000%, due 11/01/31                              31,429
      13,000            JPM Capital Trust I,
                          7.540%, due 01/15/27                              13,755
      56,000            Lehman Brothers Holdings, Inc.,
                          3.500%, due 08/07/08                              54,323
     127,000     #      Mangrove Bay Pass-Through Trust,
                          6.102%, due 07/15/33                             125,168
      62,000            MassMutual Global Funding II,
                          2.550%, due 07/15/08                              58,493
      62,000    #,@@    PF Export Receivables Master Trust,
                          3.748%, due 06/01/13                              59,161
      86,822    #,@@    PF Export Receivables Master Trust,
                          6.436%, due 06/01/15                              85,704
                                                                   ---------------
                                                                         1,096,633
                                                                   ---------------
                        ELECTRIC: 0.7%
      22,000            Consumers Energy Co.,
                          4.250%, due 04/15/08                              21,825
      68,000            Consumers Energy Co.,
                          4.800%, due 02/17/09                              68,151
      96,000            FirstEnergy Corp., 7.375%,
                          due 11/15/31                                     100,444
      74,000            Ohio Edison Co., 4.000%,
                          due 05/01/08                                      72,282
     109,000            Ohio Power Co., 6.375%,
                          due 07/15/33                                     106,436
      13,969     #      Power Contract Financing LLC,
                          5.200%, due 02/01/06                              14,134
     115,000     #      Power Contract Financing LLC,
                          6.256%, due 02/01/10                             118,014
      18,342            PPL Montana LLC,
                          8.903%, due 07/02/20                              20,004
      27,000            Tenaska Virginia Partners LP,
                          6.119%, due 03/30/24                              26,493
      85,000            TXU Australia Holdings
                          Partnership LP, 6.150%,
                          due 11/15/13                                      88,360
                                                                   ---------------
                                                                           636,143
                                                                   ---------------
                        FOOD: 0.3%
      40,000            Kroger Co., 7.250%,
                          due 06/01/09                                      44,537
      70,000            Safeway, Inc., 4.800%,
                          due 07/16/07                                      71,511
      47,000            Supervalu, Inc., 7.875%,
                          due 08/01/09                                      53,253
      90,000            Tyson Foods, Inc.,
                          7.250%, due 10/01/06                              96,778
                                                                   ---------------
                                                                           266,079
                                                                   ---------------
                        INSURANCE: 0.3%
      78,000     #      Farmers Insurance Exch,
                          8.625%, due 05/01/24                              86,360
      58,000     #      Monumental Global Funding II,
                          3.850%, due 03/03/08                              58,040
      70,000     #      Zurich Capital Trust I,
                          8.376%, due 06/01/37                              77,242
                                                                   ---------------
                                                                           221,642
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        MEDIA: 0.1%
$     46,000            Comcast Cable Communications,
                          7.125%, due 06/15/13                     $        50,305
      32,000            Time Warner, Inc.,
                          6.875%, due 05/01/12                              34,641
                                                                   ---------------
                                                                            84,946
                                                                   ---------------
                        MINING: 0.2%
      72,000            Alcan, Inc., 6.125%, due 12/15/33                   69,063
      49,000     @@     Corp Nacional del Cobre de Chile,
                          5.500%, due 10/15/13                              48,292
      18,000            Corp Nacional del Cobre de
                          Chile - CODELCO,
                          6.375%, due 11/30/12                              18,926
      65,000            Vale Overseas Ltd.,
                          8.625%, due 03/08/07                              69,226
                                                                   ---------------
                                                                           205,507
                                                                   ---------------
                        MULTI-NATIONAL: 0.2%
      86,000     @@     Corp Andina de Fomento CAF,
                          6.875%, due 03/15/12                              93,194
      93,000     @@     Corp Andina de Fomento CAF,
                          5.200%, due 05/21/13                              88,861
                                                                   ---------------
                                                                           182,055
                                                                   ---------------
                        OIL AND GAS: 0.3%
      72,000            Empresa Nacional de Petroleo ENAP,
                          4.875%, due 03/15/14                              66,694
      33,000            Pemex Project Funding Master Trust,
                          7.375%, due 12/15/14                              34,114
      30,000            Petroleos Mexicanos,
                          9.250%, due 03/30/18                              33,825
      38,000            Valero Energy Corp.,
                          6.125%, due 04/15/07                              40,401
      45,000            Valero Energy Corp.,
                          8.750%, due 06/15/30                              56,061
                                                                   ---------------
                                                                           231,095
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.1%
      33,000            Sealed Air Corp.,
                          5.375%, due 04/15/08                              34,095
      87,000     #      Sealed Air Corp.,
                          6.950%, due 05/15/09                              95,252
                                                                   ---------------
                                                                           129,347
                                                                   ---------------
                        REAL ESTATE: 0.4%
      75,000            EOP Operating LP,
                          7.750%, due 11/15/07                              84,092
       5,000            Liberty Property-LP,
                          6.950%, due 12/01/06                               5,431
      58,000            Liberty Property-LP,
                          7.750%, due 04/15/09                              66,108
      20,000            Liberty Property-LP,
                          6.375%, due 08/15/12                              21,187
      86,000            Simon Property Group LP,
                          7.375%, due 01/20/06                              92,363
      83,000            Simon Property Group LP,
                          4.875%, due 03/18/10                              81,952
                                                                   ---------------
                                                                           351,133
                                                                   ---------------
                        SAVINGS AND LOANS: 0.2%
$     61,000            Great Western Financial,
                          8.206%, due 02/01/27                     $        66,832
      88,000            Washington Mutual Inc,
                          4.375%, due 01/15/08                              89,084
                                                                   ---------------
                                                                           155,916
                                                                   ---------------
                        TELECOMMUNICATIONS: 0.6%
      62,000            AT&T Corp., 6.000%, due 03/15/09                    62,057
      62,000            AT&T Corp., 8.050%, due 11/15/11                    66,956
      40,000            Brasil Telecom SA,
                          9.375%, due 02/18/14                              37,400
      67,000            Cia de Telecomunicaciones
                          de Chile SA, 7.625%,
                          due 07/15/06                                      72,543
      98,000            Sprint Capital Corp.,
                          6.000%, due 08/17/06                             100,219
      62,000            Sprint Capital Corp.,
                          6.875%, due 11/15/28                              60,228
      31,000            Sprint Capital Corp.,
                          8.750%, due 03/15/32                              36,635
      74,000            Verizon Florida, Inc.,
                          6.125%, due 01/15/13                              76,570
      48,000            Verizon Virginia, Inc.,
                          4.625%, due 03/15/13                              44,752
                                                                   ---------------
                                                                           557,360
                                                                   ---------------
                        Total Corporate Bonds
                          (Cost $6,160,788)                              6,120,512
                                                                   ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.9%

                        FEDERAL HOME LOAN BANK: 0.5%
     430,000            2.500%, due 12/15/05                               430,252
                                                                   ---------------
                                                                           430,252
                                                                   ---------------
                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 3.4%
     570,000            2.700%, due 03/16/07                               561,489
     295,000            2.750%, due 02/09/07                               291,693
     473,000            4.500%, due 10/15/12                               475,062
      85,253            4.500%, due 04/01/14                                83,685
      40,000            5.500%, due 06/17/18                                40,800
     175,000            5.500%, due 06/15/34                               173,359
     186,000            6.000%, due 01/15/28                               194,417
      29,447            6.000%, due 06/01/28                                30,027
     101,708            6.000%, due 01/01/29                               103,712
     762,000            6.500%, due 06/15/34                               789,146
     118,850            7.000%, due 11/01/31                               125,164
     126,517            7.000%, due 03/01/32                               132,952
                                                                   ---------------
                                                                         3,001,506
                                                                   ---------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION: 6.7%
     285,000            3.500%, due 01/28/08                               281,033
     360,000            4.500%, due 06/15/19                               351,561
     275,000            4.625%, due 10/15/13                               263,991
     725,000            5.000%, due 06/15/19                               724,319
   1,522,000            5.000%, due 06/15/34                             1,462,547
     270,000            5.250%, due 08/01/12                               268,213
     207,795            5.500%, due 02/01/18                               212,356
     125,012            6.000%, due 10/01/08                               130,591
     292,489            6.000%, due 08/01/16                               304,079
     130,537            6.000%, due 04/25/31                               131,243
     275,000            6.000%, due 07/15/33                               278,180
     120,000            6.625%, due 11/15/10                               132,991

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION (CONTINUED)
$     57,763            6.500%, due 02/01/28                       $        60,009
      68,630            6.500%, due 02/01/31                                71,170
     274,672            6.500%, due 10/01/32                               284,685
     260,000            6.500%, due 07/15/33                               268,369
      41,408            6.500%, due 12/01/33                                42,918
     184,353            7.000%, due 02/01/31                               194,392
     256,659            7.000%, due 08/01/31                               270,546
      80,889            7.000%, due 10/01/31                                85,265
     130,000            7.000%, due 06/15/34                               136,663
      91,199            7.500%, due 09/01/31                                97,466
                                                                   ---------------
                                                                         6,052,587
                                                                   ---------------
                        GOVERNMENT NATIONAL MORTGAGE
                          ASSOCIATION: 0.3%
     120,392            6.500%, due 10/15/31                               125,294
      66,241            6.500%, due 01/15/32                                68,935
      44,237            7.000%, due 01/15/28                                46,883
      41,060            8.000%, due 07/15/24                                45,081
                                                                   ---------------
                                                                           286,193
                                                                   ---------------
                        Total U.S. Government
                          Agency Obligations
                          (Cost $9,791,119)                              9,770,538
                                                                   ---------------

U.S. TREASURY OBLIGATIONS: 3.0%

                        U.S. TREASURY BONDS: 1.8%
     426,000            5.375%, due 02/15/31                               427,714
     275,000            6.250%, due 08/15/23                               302,737
     370,000     S      10.375%, due 11/15/12                              454,869
     283,000            13.250%, due 05/15/14                              402,733
                                                                   ---------------
                                                                         1,588,053
                                                                   ---------------
                        U.S. TREASURY NOTES: 1.2%
       3,000     S      2.250%, due 07/31/04                                 3,007
     281,000     S      2.250%, due 04/30/06                               279,782
     227,000     S      3.125%, due 05/15/07                               227,355
      44,000     S      3.875%, due 05/15/09                                44,160
     512,000     W      4.750%, due 05/15/14                               516,000
                                                                   ---------------
                                                                         1,070,304
                                                                   ---------------
                        Total U.S. Treasury Obligations
                          (Cost $2,685,831)                              2,658,357
                                                                   ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.5%

                        AUTOMOBILE ASSET-BACKED SECURITIES: 0.2%
      30,000            Household Automotive Trust,
                          2.310%, due 04/17/08                              29,820
     133,000            USAA Auto Owner Trust,
                          2.040%, due 02/16/10                             130,639
                                                                   ---------------
                                                                           160,459
                                                                   ---------------
                        COMMERCIAL MORTGAGE-BACKED
                          SECURITIES: 1.4%
     482,000            CS First Boston Mortgage
                          Securities Corp., 3.861%,
                          due 03/15/36                                     474,962
       3,000            CS First Boston Mortgage
                          Securities Corp., 7.810%,
                          due 04/14/62                                       3,442
     185,000            DLJ Commercial Mortgage Corp.,
                          6.240%, due 11/12/31                             199,079
$    445,000            DLJ Commercial Mortgage Corp.,
                          7.300%, due 06/10/32                     $       500,078
      83,000            GE Capital Commercial
                          Mortgage Corp.,
                          5.994%, due 12/10/35                              88,389
                                                                   ---------------
                                                                         1,265,950
                                                                   ---------------
                        CREDIT CARD ASSET-BACKED SECURITIES: 0.5%
      50,000            Bank One Issuance Trust,
                          4.540%, due 09/15/10                              50,562
      47,000            Capital One Master Trust,
                          4.900%, due 03/15/10                              48,927
     145,000            Chemical Master Credit Card Trust 1,
                          7.090%, due 02/15/09                             156,831
     160,000            Citibank Credit Card Issuance Trust,
                          5.650%, due 06/16/08                             168,637
                                                                   ---------------
                                                                           424,957
                                                                   ---------------
                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 0.2%
     209,157            Freddie Mac, 6.000%, due 01/15/29                  209,882
                                                                   ---------------
                                                                           209,882
                                                                   ---------------
                        OTHER ASSET-BACKED SECURITIES: 0.3%
     153,000            Chase Funding Mortgage
                          Loan Asset-Backed Certificates,
                          2.734%, due 09/25/24                             150,638
      87,000            Chase Funding Mortgage
                          Loan Asset-Backed Certificates,
                          4.045%, due 05/25/33                              85,096
                                                                   ---------------
                                                                           235,734
                                                                   ---------------
                        WHOLE LOAN COLLATERALIZED MORTGAGE: 1.6%
     204,320            Bank of America Mortgage
                          Securities, 4.413%,
                          due 03/25/33                                     205,793
     271,000            CS First Boston Mortgage
                          Securities Corp, 4.187%,
                          due 10/25/33                                     267,663
     223,000            GMAC Mortgage Corp Loan Trust,
                          5.500%, due 01/25/34                             223,878
     582,485            MASTR Asset Securitization Trust,
                          5.500%, due 06/25/33                             561,952
     230,694            Washington Mutual,
                          5.000%, due 06/25/18                             230,661
                                                                   ---------------
                                                                         1,489,947
                                                                   ---------------
                        WHOLE LOAN COLLATERAL SUPPORT CMO: 0.1%
      60,180            Bank of America Mortgage
                          Securities, 5.500%,
                          due 11/25/33                                      61,136
                                                                   ---------------
                                                                            61,136
                                                                   ---------------
                        WHOLE LOAN COLLATERALIZED PLANNED
                          AMORTIZATION CLASS: 0.2%
     168,000            Residential Funding Securities Corp.,
                          4.750%, due 02/25/33                             169,959
                                                                   ---------------
                                                                           169,959
                                                                   ---------------
                        Total Collateralized
                          Mortgage Obligations
                          (Cost $4,090,669)                              4,018,024
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
OTHER BONDS: 0.1%
                        SOVEREIGN: 0.1%
$    105,000            Mexico Government Intl. Bond,
                          1.840%, due 01/13/09                     $       106,995
                                                                   ---------------
                        Total Other Bonds
                          (Cost $105,138)                                  106,995
                                                                   ---------------
                        Total Long-Term Investments
                          (Cost $75,313,094)                            82,886,492
                                                                   ---------------

SHORT-TERM INVESTMENTS: 4.9%

                        COMMERCIAL PAPER: 4.9%
     500,000            Barton Capital Corp.,
                          0.920%, due 06/08/04                             499,898
     900,000            Concord Minuteman Cap B,
                          1.100%, due 06/11/05                             899,977
     500,000            Morgan Stanley
                          Dean Whitter & Co.,
                          1.040%, due 06/18/04                             499,740
   1,000,000            Old Line Funding Corp.,
                          1.040%, due 06/25/04                             999,278
   1,000,000            Saint Germain Holdings,
                          1.060%, due 06/23/04                             999,322
     500,000            Von Karmen Funding LLC,
                          1.090%, due 06/10/04                             499,849
                                                                   ---------------
                        Total Short-term Investments
                          (Cost $4,398,175)                              4,398,064
                                                                   ---------------

REPURCHASE AGREEMENT: 7.3%

   6,562,000   Repurchase Agreement dated 05/28/04,
                 1.010%, due 06/01/04, $6,562,736 to be
                 received upon repurchase
                 (Collateralized by $6,570,000
                 Federal Home Loan Bank, 3.750%,
                 Market Value plus accrued interest
                 $6,627,488 due 08/15/07)                                6,562,000
                                                                   ---------------
               Total Repurchase Agreement
                 (Cost $6,562,000)                                       6,562,000
                                                                   ---------------
               TOTAL INVESTMENTS IN
                 SECURITIES (COST
                 $86,273,269)*                            104.5%   $    93,846,556
               OTHER ASSETS AND
                 LIABILITIES-NET                           (4.5)        (4,019,235)
                                                         ------    ---------------
               NET ASSETS                                 100.0%   $    89,827,321
                                                         ======    ===============

@   Non-income producing security
@@  Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C   Bond may be called prior to maturity date.
W   When-issued or delayed delivery security.
S Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2004.
XX Value of Securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

* Cost for federal income tax purposes is $87,561,102. Net unrealized appreciation consists of:

         Gross Unrealized Appreciation                             $     7,423,859
         Gross Unrealized Depreciation                                  (1,138,405)
                                                                   ---------------
         Net Unrealized Appreciation                               $     6,285,454
                                                                   ===============

Information concerning open futures contracts at May 31, 2004 is shown below:

                         NO. OF        NOTIONAL       EXPIRATION      UNREALIZED
SHORT CONTRACTS        CONTRACTS     MARKET VALUE        DATE         GAIN/(LOSS)
---------------        ---------     ------------     ----------      -----------
U.S. 2 Year
  Treasury Note            2         $   (424,250)     June-04        $   (1,010)
U.S. 5 Year
  Treasury Note            8             (876,500)     June-04            (6,540)
                                     ------------                     ----------
                                     $   (425,626)                    $   (7,550)
                                     ============                     ==========

LONG CONTRACTS
--------------
U.S. Long Bond             4         $    426,250      June-04        $    8,355
                                     ============                     ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND              as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 44.0%

                        AEROSPACE/DEFENSE: 0.8%
       3,540            Boeing Co.                                 $       162,131
       1,150            General Dynamics Corp.                             109,975
         960            Goodrich Corp.                                      26,909
         790            United Technologies Corp.                           66,842
                                                                   ---------------
                                                                           365,857
                                                                   ---------------
                        AGRICULTURE: 0.5%
       3,840            Altria Group, Inc.                                 184,205
       1,200            Bunge Ltd.                                          44,568
                                                                   ---------------
                                                                           228,773
                                                                   ---------------
                        AIRLINES: 0.1%
       2,375     @      ExpressJet Holdings, Inc.                           28,310
                                                                   ---------------
                                                                            28,310
                                                                   ---------------
                        APPAREL: 0.4%
       1,440            Nike, Inc.                                         102,456
       1,575            Reebok Intl. Ltd.                                   57,094
         600            VF Corp.                                            28,188
                                                                   ---------------
                                                                           187,738
                                                                   ---------------
                        AUTO MANUFACTURERS: 0.3%
       8,440            Ford Motor Co.                                     125,334
                                                                   ---------------
                                                                           125,334
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 0.1%
       1,775            Cooper Tire & Rubber Co.                            37,434
         825     @      Dura Automotive Systems, Inc.                        7,805
                                                                   ---------------
                                                                            45,239
                                                                   ---------------
                        BANKS: 2.5%
       3,110            Bank of America Corp.                              258,533
       4,100            Bank One Corp.                                     198,645
       2,100            Hibernia Corp.                                      50,400
       2,980            Keycorp                                             93,602
       3,300            National City Corp.                                117,117
         850            W Holding Co., Inc.                                 14,493
       4,550            Wachovia Corp.                                     214,806
       2,570            Wells Fargo & Co.                                  151,116
                                                                   ---------------
                                                                         1,098,712
                                                                   ---------------
                        BEVERAGES: 1.2%
       6,730            Coca-Cola Co.                                      345,585
       3,180            PepsiCo, Inc.                                      169,717
                                                                   ---------------
                                                                           515,302
                                                                   ---------------
                        BIOTECHNOLOGY: 0.5%
       1,970     @      Amgen, Inc.                                        107,758
       3,250     @      Applera Corp. - Celera
                          Genomics Group                                    36,498
       2,775     @      InterMune, Inc.                                     39,433
         550     @      Invitrogen Corp.                                    38,198
                                                                   ---------------
                                                                           221,887
                                                                   ---------------
                        BUILDING MATERIALS: 0.3%
       3,140            Masco Corp.                                         90,903
       2,150     @      USG Corp.                                           30,208
                                                                   ---------------
                                                                           121,111
                                                                   ---------------
                        CHEMICALS: 0.8%
       4,000            Dow Chemical Co.                                   159,600
       1,425            Georgia Gulf Corp.                                  48,194
       2,550     @      Hercules, Inc.                                      26,979
       1,340            PPG Industries, Inc.                       $        80,132
       1,100            Sherwin-Williams Co.                                43,230
                                                                   ---------------
                                                                           358,135
                                                                   ---------------
                        COMMERCIAL SERVICES: 0.8%
       5,280            Cendant Corp.                                      121,122
         575            Corporate Executive Board Co.                       31,430
         400     @      Dun & Bradstreet Corp.                              22,132
       1,260            Equifax, Inc.                                       30,883
       2,580            Paychex, Inc.                                       96,776
       1,600     @      Rent-A-Center, Inc.                                 47,280
                                                                   ---------------
                                                                           349,623
                                                                   ---------------
                        COMPUTERS: 1.2%
       3,910     @      Dell, Inc.                                         137,554
       4,640            Hewlett-Packard Co.                                 98,554
       2,600            International Business
                          Machines Corp.                                   230,334
       2,440     @      Network Appliance, Inc.                             48,312
       1,075     @      PalmOne, Inc.                                       22,822
                                                                   ---------------
                                                                           537,576
                                                                   ---------------
                        COSMETICS/PERSONAL CARE: 1.3%
         680            Alberto-Culver Co.                                  31,974
       4,060            Gillette Co.                                       174,945
       2,260            Kimberly-Clark Corp.                               148,934
       1,990            Procter & Gamble Co.                               214,562
                                                                   ---------------
                                                                           570,415
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 0.1%
         740            WW Grainger, Inc.                                   40,293
                                                                   ---------------
                                                                            40,293
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 3.9%
       1,325     @      Affiliated Managers Group                           64,594
       1,960            American Express Co.                                99,372
       1,440            Capital One Financial Corp.                        100,886
       7,870            Citigroup, Inc.                                    365,403
       1,639            Countrywide Financial Corp.                        105,716
         800            Doral Financial Corp.                               25,928
       2,980     @      E*Trade Financial Corp.                             34,002
       1,490            Fannie Mae                                         100,873
       1,900            Goldman Sachs Group, Inc.                          178,429
       6,640            JP Morgan Chase & Co.                              244,618
       3,560            Merrill Lynch & Co., Inc.                          202,208
       1,670            Morgan Stanley                                      89,362
       5,955     @      Providian Financial Corp.                           80,988
                                                                   ---------------
                                                                         1,692,379
                                                                   ---------------
                        ELECTRIC: 0.8%
       4,400     @      AES Corp.                                           41,096
       2,190            Centerpoint Energy, Inc.                            23,740
       1,360            Duke Energy Corp.                                   27,118
       2,620            Edison Intl.                                        63,247
       1,020            Exelon Corp.                                        33,966
       1,025            Great Plains Energy, Inc.                           31,047
       1,100            Southern Co.                                        31,812
       2,900            TXU Corp.                                          108,373
                                                                   ---------------
                                                                           360,399
                                                                   ---------------

                        ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
       1,700     @      Artesyn Technologies, Inc.                          15,538
                                                                   ---------------
                                                                            15,538
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND              as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        ELECTRONICS: 0.5%
       2,500     @      Arrow Electronics, Inc.                    $        68,074
       1,525     @      Benchmark Electronics, Inc.                         44,423
       1,675     @      Itron, Inc.                                         34,572
         860            Parker Hannifin Corp.                               47,782
       3,720     @      Sanmina-SCI Corp.                                   39,358
                                                                   ---------------
                                                                           234,209
                                                                   ---------------
                        ENGINEERING & CONSTRUCTION: 0.2%
         650            Granite Construction, Inc.                          12,285
       5,025     @      Shaw Group, Inc.                                    59,295
                                                                   ---------------
                                                                            71,580
                                                                   ---------------
                        ENTERTAINMENT: 0.1%
         675     @      GTECH Holdings Corp.                                37,982
                                                                   ---------------
                                                                            37,982
                                                                   ---------------
                        FOOD: 0.1%
       1,020            Supervalu, Inc.                                     31,640
                                                                   ---------------
                                                                            31,640
                                                                   ---------------
                        FOREST PRODUCTS & PAPER: 0.5%
         840            International Paper Co.                             35,221
       2,580            Louisiana-Pacific Corp.                             59,598
         800            Plum Creek Timber Co., Inc.                         25,056
         400            Rayonier, Inc.                                      16,800
       1,600            Weyerhaeuser Co.                                    96,768
                                                                   ---------------
                                                                           233,443
                                                                   ---------------
                        GAS: 0.2%
       1,175            Oneok, Inc.                                         25,110
       1,720            Sempra Energy                                       57,396
                                                                   ---------------
                                                                            82,506
                                                                   ---------------
                        HAND/MACHINE TOOLS: 0.1%
         580            Black & Decker Corp.                                34,759
         620            Stanley Works                                       27,001
                                                                   ---------------
                                                                            61,760
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 1.0%
       1,635            Bausch & Lomb, Inc.                                 99,768
       4,540            Johnson & Johnson                                  252,923
       1,840            Medtronic, Inc.                                     88,136
                                                                   ---------------
                                                                           440,827
                                                                   ---------------
                        HEALTHCARE-SERVICES: 1.6%
       1,140            Aetna, Inc.                                         92,568
       1,300     @      Amerigroup Corp.                                    54,821
       1,020     @      Anthem, Inc.                                        90,301
       2,245     @      Humana, Inc.                                        38,322
         925            Oxford Health Plans, Inc.                           52,512
       1,950     @      Pacificare Health Systems                           72,014
       2,875            UnitedHealth Group, Inc.                           187,594
         960     @      WellPoint Health Networks                          107,078
                                                                   ---------------
                                                                           695,210
                                                                   ---------------
                        HOME FURNISHINGS: 0.1%
         550            Harman Intl. Industries, Inc.                       44,077
                                                                   ---------------
                                                                            44,077
                                                                   ---------------
                        HOUSEHOLD PRODUCTS/WARES: 0.0%
         475            Blyth, Inc.                                         15,509
                                                                   ---------------
                                                                            15,509
                                                                   ---------------
                        INSURANCE: 1.7%
       2,070     @@     ACE Ltd.                                   $        85,243
       3,980            American Intl. Group, Inc.                         291,733
       1,080            Cigna Corp.                                         73,224
         975            Fidelity National Financial, Inc.                   36,650
       1,775            First American Corp.                                46,079
       1,150            LandAmerica Financial Group, Inc.                   45,874
       1,400            Lincoln National Corp.                              66,486
       1,300            Progressive Corp.                                  111,501
                                                                   ---------------
                                                                           756,790
                                                                   ---------------
                        INTERNET: 0.6%
       3,325     @      Autobytel, Inc.                                     34,746
         920     @      eBay, Inc.                                          81,696
       2,550     @      GoRemote Internet
                          Communications, Inc.                               5,100
       1,700     @      Priceline.com, Inc.                                 44,540
       2,510     @      Symantec Corp.                                     114,958
                                                                   ---------------
                                                                           281,040
                                                                   ---------------
                        LEISURE TIME: 0.2%
         740            Brunswick Corp.                                     29,970
         900            Carnival Corp.                                      38,349
                                                                   ---------------
                                                                            68,319
                                                                   ---------------
                        LODGING: 0.1%
       1,000            Starwood Hotels & Resorts
                          Worldwide, Inc.                                   42,180
                                                                   ---------------
                                                                            42,180
                                                                   ---------------
                        MACHINERY-CONSTRUCTION &
                          MINING: 0.1%
         875     @      Terex Corp.                                         25,804
                                                                   ---------------
                                                                            25,804
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 0.4%
         825            Briggs & Stratton Corp.                             62,601
       1,540            Deere & Co.                                        101,178
         350            Tecumseh Products Co.                               12,992
                                                                   ---------------
                                                                           176,771
                                                                   ---------------
                        MEDIA: 1.0%
       1,160            McGraw-Hill Cos., Inc.                              90,387
      14,475     @      Sirius Satellite Radio, Inc.                        43,425
       6,500     @      Time Warner, Inc.                                  110,760
       3,075     @      UnitedGlobalCom, Inc.                               22,663
       2,480            Viacom, Inc.                                        91,487
       2,960            Walt Disney Co.                                     69,471
                                                                   ---------------
                                                                           428,193
                                                                   ---------------
                        METAL FABRICATE/HARDWARE: 0.2%
       1,000            Quanex Corp.                                        44,550
       1,500            Worthington Industries                              28,710
                                                                   ---------------
                                                                            73,260
                                                                   ---------------
                        MINING: 0.2%
       1,340            Alcoa, Inc.                                         41,942
         700     @      Phelps Dodge Corp.                                  47,530
                                                                   ---------------
                                                                            89,472
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 2.0%
       2,640            3M Co.                                             223,238
      15,610            General Electric Co.                               485,784
       1,320            Honeywell Intl., Inc.                               44,484
         480            Illinois Tool Works, Inc.                           43,142
       3,080     @@     Tyco Intl. Ltd.                                     94,833
                                                                   ---------------
                                                                           891,481
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND              as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        OFFICE PROPERTY: 0.1%
       1,000            Reckson Associates Realty Corp.            $        26,020
         200            SL Green Realty Corp.                                9,100
                                                                   ---------------
                                                                            35,120
                                                                   ---------------
                        OFFICE/BUSINESS EQUIPMENT: 0.0%
       1,475            IKON Office Solutions, Inc.                         16,255
                                                                   ---------------
                                                                            16,255
                                                                   ---------------
                        OIL AND GAS: 3.2%
       1,300            Burlington Resources, Inc.                          87,022
       3,060            ChevronTexaco Corp.                                276,624
       1,000            ConocoPhillips                                      73,330
       1,520            Devon Energy Corp.                                  90,227
       9,640            Exxon Mobil Corp.                                  416,931
       1,525     @      Giant Industries, Inc.                              28,548
         825     @      Houston Exploration Co.                             38,990
       2,460            Marathon Oil Corp.                                  82,016
       2,560            Occidental Petroleum Corp.                         113,152
       1,075            Pogo Producing Co.                                  48,891
         580            Sunoco, Inc.                                        35,687
       2,000     @      Tesoro Petroleum Corp.                              47,640
         920            Valero Energy Corp.                                 60,821
                                                                   ---------------
                                                                         1,399,879
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.1%
       1,600     @      Owens-Illinois, Inc.                                23,728
                                                                   ---------------
                                                                            23,728
                                                                   ---------------
                        PHARMACEUTICALS: 2.1%
       2,400            Abbott Laboratories                                 98,904
       3,520     @      Caremark Rx, Inc.                                  109,824
       1,720            Eli Lilly & Co.                                    126,712
       2,140     @      King Pharmaceuticals, Inc.                          28,590
       3,410            Merck & Co., Inc.                                  161,293
      11,710            Pfizer, Inc.                                       413,832
                                                                   ---------------
                                                                           939,155
                                                                   ---------------
                        PIPELINES: 0.1%
         800            National Fuel Gas Co.                               20,120
                                                                   ---------------
                                                                            20,120
                                                                   ---------------
                        REAL ESTATE: 0.1%
         775            LNR Property Corp.                                  38,944
                                                                   ---------------
                                                                            38,944
                                                                   ---------------
                        REITS: 0.1%
         600            Bedford Property Investors                          17,658
       1,100            National Health Investors, Inc.                     28,655
                                                                   ---------------
                                                                            46,313
                                                                   ---------------
                        RETAIL: 4.0%
       1,840            Best Buy Co., Inc.                                  97,078
       1,250            Federated Department Stores                         59,638
       4,620            Gap, Inc.                                          111,573
       6,740            Home Depot, Inc.                                   242,101
       1,880            JC Penney Co., Inc. Holding Co.                     67,266
       3,640            Limited Brands                                      70,252
       1,140            Lowe's Cos., Inc.                                   61,070
       2,400            May Department Stores Co.                           68,784
       1,800            McDonald's Corp.                                    47,520
         920            Nordstrom, Inc.                                     37,306
       2,580     @      Office Depot, Inc.                                  42,157
       1,240            RadioShack Corp.                                    37,684
       1,900            Sears Roebuck and Co.                               72,200
       3,160            Staples, Inc.                                       87,153
       2,360     @      Starbucks Corp.                            $        95,910
       1,420            Target Corp.                                        63,474
       3,930     @      Toys R US, Inc.                                     61,780
       6,640            Wal-Mart Stores, Inc.                              370,046
       2,020     @      Yum! Brands, Inc.                                   75,750
                                                                   ---------------
                                                                         1,768,742
                                                                   ---------------
                        SAVINGS AND LOANS: 0.2%
         350     @      FirstFed Financial Corp.                            14,452
       2,425            Flagstar Bancorp, Inc.                              52,283
                                                                   ---------------
                                                                            66,735
                                                                   ---------------
                        SEMICONDUCTORS: 1.5%
         525     @      Advanced Micro Devices, Inc.                         8,164
       7,590     @      Applied Materials, Inc.                            151,496
      10,200     @      Applied Micro Circuits Corp.                        54,978
       5,900     @      Cirrus Logic, Inc.                                  43,837
       9,900            Intel Corp.                                        282,645
       5,325     @      LSI Logic Corp.                                     43,665
       2,660            Texas Instruments, Inc.                             69,453
                                                                   ---------------
                                                                           654,238
                                                                   ---------------
                        SOFTWARE: 2.9%
       4,425     @      Activision, Inc.                                    70,004
         960            Autodesk, Inc.                                      34,426
         500     @      Avid Technology, Inc.                               26,010
       4,405     @      BMC Software, Inc.                                  77,704
       1,360     @      Citrix Systems, Inc.                                28,628
       3,630            Computer Associates Intl., Inc.                     98,228
       3,520     @      Compuware Corp.                                     27,984
       1,360            First Data Corp.                                    58,874
       1,900            IMS Health, Inc.                                    47,272
      24,220            Microsoft Corp.                                    638,197
       8,020     @      Oracle Corp.                                        90,786
       3,320     @      Veritas Software Corp.                              88,312
                                                                   ---------------
                                                                         1,286,425
                                                                   ---------------
                        TELECOMMUNICATIONS: 2.6%
       3,100     @      Adaptec, Inc.                                       25,389
       3,880            Alltel Corp.                                       196,444
         400            CenturyTel, Inc.                                    11,956
      10,520     @      Cisco Systems, Inc.                                233,018
       9,130            Motorola, Inc.                                     180,500
       1,240            Qualcomm, Inc.                                      83,167
       1,250     @      SafeNet, Inc.                                       29,125
       1,170            Scientific-Atlanta, Inc.                            40,271
       2,975     @      Sycamore Networks, Inc.                             13,120
       4,815     @      Tellabs, Inc.                                       38,231
       8,260            Verizon Communications, Inc.                       285,631
       4,825     @      Zhone Technologies, Inc.                            15,826
                                                                   ---------------
                                                                         1,152,678
                                                                   ---------------
                        TOYS/GAMES/HOBBIES: 0.1%
       1,260            Hasbro, Inc.                                        24,772
                                                                   ---------------
                                                                            24,772
                                                                   ---------------
                        TRANSPORTATION: 0.4%
         800            CH Robinson Worldwide, Inc.                         33,264
       1,720            United Parcel Service, Inc.                        123,358
       1,000     @      Yellow Roadway Corp.                                35,710
                                                                   ---------------
                                                                           192,332
                                                                   ---------------
                        Total Common Stock
                          (Cost $16,141,762)                            19,310,110
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND              as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: 2.3%

                        APARTMENTS: 0.4%
         700            Apartment Investment &
                          Management Co.                           $        20,216
         885            Archstone-Smith Trust                               25,709
         300            Avalonbay Communities, Inc.                         16,335
         400            Camden Property Trust                               18,684
         904            Equity Residential                                  26,614
         200            Essex Property Trust, Inc.                          13,110
         600            Summit Properties, Inc.                             13,902
       1,400            United Dominion Realty Trust, Inc.                  27,916
                                                                   ---------------
                                                                           162,486
                                                                   ---------------
                        DIVERSIFIED: 0.2%
         300            Colonial Properties Trust                           11,529
         600            Developers Diversified Realty Corp.                 20,634
       1,000            Istar Financial, Inc.                               38,250
         600            Vornado Realty Trust                                32,790
                                                                   ---------------
                                                                           103,203
                                                                   ---------------
                        HOTELS: 0.2%
       1,200     @      Felcor Lodging Trust, Inc.                          12,768
         500            Hospitality Properties Trust                        20,465
       2,300     @      Host Marriott Corp.                                 28,198
         700            LaSalle Hotel Properties                            16,905
       1,450     @      Meristar Hospitality Corp.                           9,208
                                                                   ---------------
                                                                            87,544
                                                                   ---------------
                        MANUFACTURED HOMES: 0.0%
         300     @      Affordable Residential
                          Communities                                        4,800
                                                                   ---------------
                                                                             4,800
                                                                   ---------------
                        MORTGAGE: 0.1%
         800            Newcastle Investment Corp.                          22,352
                                                                   ---------------
                                                                            22,352
                                                                   ---------------
                        OFFICE PROPERTY: 0.5%
         500            Alexandria Real Estate Equities, Inc.               27,475
         600            Boston Properties, Inc.                             29,616
         600            Carramerica Realty Corp.                            17,592
       1,500            Corporate Office Properties
                          Trust Sbi MD                                      34,800
       2,593            Equity Office Properties Trust                      69,881
         500            Mack-Cali Realty Corp.                              19,980
                                                                   ---------------
                                                                           199,344
                                                                   ---------------
                        REGIONAL MALLS: 0.3%
       1,400            General Growth Properties, Inc.                     41,132
         700            Rouse Co.                                           31,955
       1,200            Simon Property Group, Inc.                          61,884
                                                                   ---------------
                                                                           134,971
                                                                   ---------------
                        SHOPPING CENTERS: 0.4%
       1,800            Acadia Realty Trust                                 23,040
         300            CBL & Associates Properties, Inc.                   15,996
       1,500            Chelsea Property Group, Inc.                        82,469
         500            Kimco Realty Corp.                                  22,975
         400            Pennsylvania Real Estate
                          Investment Trust                                  13,320
         500            Regency Centers Corp.                               20,150
                                                                   ---------------
                                                                           177,950
                                                                   ---------------
                        STORAGE: 0.0%
         350            Public Storage, Inc.                       $        16,097
                                                                   ---------------
                                                                            16,097
                                                                   ---------------
                        WAREHOUSE/INDUSTRIAL: 0.2%
         400            AMB Property Corp.                                  13,220
         400            Centerpoint Properties Trust                        29,460
         800            Prologis                                            25,648
         600            PS Business Parks, Inc.                             23,220
                                                                   ---------------
                                                                            91,548
                                                                   ---------------
                        Total Real Estate Investment Trusts
                          (Cost $682,747)                                1,000,295
                                                                   ---------------

PREFERRED STOCK: 0.3%

                        BANKS: 0.3%
          12    #,XX    DG Funding Trust                                   128,400
                                                                   ---------------
                        Total Preferred Stock
                          (Cost $130,513)                                  128,400
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
CORPORATE BONDS: 12.9%

                        AUTO MANUFACTURERS: 0.1%
$     21,000            Ford Motor Co.,
                          6.625%, due 10/01/28                              18,335
      10,000            General Motors Corp.,
                          8.375%, due 07/15/33                              10,437
                                                                   ---------------
                                                                            28,772
                                                                   ---------------
                        BANKS: 3.8%
      30,000            Australia & New Zealand
                          Banking Group Ltd.,
                          1.494%, due 10/29/49                              25,242
      46,000    #,@@    Banco Bradesco SA/Cayman Islands,
                          8.750%, due 10/24/13                              44,160
     107,000            Banco Santander Santiago Chile SA,
                          7.375%, due 07/18/12                             117,605
      30,000            Bank of Ireland,
                        1.360%, due 12/29/49                                25,039
      61,000     #      Bank of New York
                          Institutional Capital Trust A,
                          7.780%, due 12/01/26                              65,104
      28,000            BankAmerica Capital II,
                          8.000%, due 12/15/26                              30,634
      13,000     #      BankAmerica Institutional Capital B,
                          7.700%, due 12/31/26                              13,881
      15,000            Barnett Capital I,
                          8.060%, due 12/01/26                              16,210
      15,000            Barnett Capital II,
                          7.950%, due 12/01/26                              16,169
     110,000     @@     Citibank NA/New York State,
                          1.800%, due 11/29/49                              86,454
     131,000     #      Dresdner Funding Trust I,
                          8.151%, due 06/30/31                             144,328
       6,000            FBS Capital I,
                          8.090%, due 11/15/26                               6,609
      31,000            First Union Institutional Capital II,
                          7.850%, due 01/01/27                              33,218
     104,000    #,@@    HBOS PLC, 5.375%, due 11/29/49                     100,464
      20,000    @@,C    Hongkong & Shanghai
                          Banking Corp. Ltd.,
                          1.313%, due 07/29/49                              16,796

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        BANKS (CONTINUED)
$     90,000    @@,C    HSBC Bank PLC,
                          1.350%, due 06/29/49                     $        75,229
      60,000     @@     HSBC Bank PLC,
                          1.500%, due 06/29/49                              51,150
      75,000            Industrial Bank Of Korea,
                          4.000%, due 05/19/14                              70,420
      70,000            Lloyds TSB Bank PLC,
                          1.270%, due 08/29/49                              59,568
      60,000            Lloyds TSB Bank PLC,
                          1.500%, due 06/29/49                              51,879
      70,000            M&T Bank Corp.,
                          3.850%, due 04/01/13                              68,714
      30,000            Mellon Capital I,
                          7.720%, due 12/01/26                              32,418
      20,000     @@     National Westminster Bank PLC,
                          1.375%, due 08/29/49                              17,056
      70,000    @@,C    National Westminster Bank PLC,
                          1.438%, due 11/29/49                              59,203
      36,000            Northern Rock PLC,
                          5.600%, due 04/30/49                              34,936
      61,000     #      Rabobank Capital Funding II,
                          5.260%, due 12/29/49                              58,956
      30,000            Royal Bank of Canada,
                          1.313%, due 06/29/85                              25,413
      10,000            Royal Bank of Scotland Group PLC,
                          1.375%, due 12/29/49                               8,538
      10,000    @@,C    Societe Generale,
                          1.663%, due 11/29/49                               8,250
      40,000    @@,C    Standard Chartered PLC,
                          1.188%, due 07/29/49                              31,475
      40,000    @@,C    Standard Chartered PLC,
                          1.315%, due 01/29/49                              31,468
      90,000    @@,C    Standard Chartered PLC,
                          1.400%, due 12/29/49                              71,100
      52,000    @@,C    Wells Fargo & Co.,
                          3.120%, due 08/15/08                              49,920
      40,000            Westpac Banking Corp.,
                          1.338%, due 09/29/49                              33,330
     107,000            Westpac Capital Trust IV,
                          5.256%, due 12/29/49                              98,740
                                                                   ---------------
                                                                         1,679,676
                                                                   ---------------
                        BEVERAGES: 0.2%
      23,000            Coca-Cola HBC Finance BV,
                          5.125%, due 09/17/13                              22,582
      82,000     #      Miller Brewing Co.,
                          4.250%, due 08/15/08                              81,637
                                                                   ---------------
                                                                           104,219
                                                                   ---------------
                        CHEMICALS: 0.1%
      19,000            Dow Chemical Co.,
                          5.750%, due 11/15/09                              19,821
      18,000            Sociedad Quimica y
                          Minera de Chile SA,
                          7.700%, due 09/15/06                              19,491
                                                                   ---------------
                                                                            39,312
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 2.3%
      62,000            Arcel Finance Ltd.,
                          7.048%, due 09/01/11                              63,550
      67,000            Boeing Capital Corp.,
                          7.375%, due 09/27/10                              75,323
     103,000    #,@@    Brazilian Merchant Voucher
                          Receivables Ltd.,
                          5.911%, due 06/15/11                             100,425

$      5,000            Citicorp Capital I,
                          7.933%, due 02/15/27                     $         5,363
      10,000            Citigroup Capital II,
                          7.750%, due 12/01/36                              10,736
     143,000     #      Corestates Capital Trust I,
                          8.000%, due 12/15/26                             155,605
      33,000     #      Farmers Exchange Capital,
                          7.050%, due 07/15/28                              31,265
      25,000            Financiere CSFB NV,
                          1.250%, due 03/29/49                              19,734
      40,000            Ford Motor Credit Co.,
                          7.000%, due 10/01/13                              40,214
      40,000            General Motors Acceptance Corp.,
                          6.875%, due 08/28/12                              40,519
      56,000            General Motors Acceptance Corp.,
                          7.750%, due 01/19/10                              60,579
      29,000            General Motors Acceptance Corp.,
                          8.000%, due 11/01/31                              29,402
      12,000            JPM Capital Trust I,
                          7.540%, due 01/15/27                              12,697
      52,000            Lehman Brothers Holdings, Inc.,
                          3.500%, due 08/07/08                              50,443
     116,000     #      Mangrove Bay Pass-Through Trust,
                          6.102%, due 07/15/33                             114,326
      61,000            MassMutual Global Funding II,
                          2.550%, due 07/15/08                              57,550
      58,000    #,@@    PF Export Receivables Master Trust,
                          3.748%, due 06/01/13                              55,344
      80,356    #,@@    PF Export Receivables Master Trust,
                          6.436%, due 06/01/15                              79,322
                                                                   ---------------
                                                                         1,002,397
                                                                   ---------------
                        ELECTRIC: 1.3%
      21,000            Consumers Energy Co.,
                          4.250%, due 04/15/08                              20,833
      63,000            Consumers Energy Co.,
                          4.800%, due 02/17/09                              63,140
      91,000            FirstEnergy Corp.,
                          7.375%, due 11/15/31                              95,212
      67,000            Ohio Edison Co.,
                          4.000%, due 05/01/08                              65,445
     102,000            Ohio Power Co.,
                          6.375%, due 07/15/33                              99,601
      13,096     #      Power Contract Financing LLC,
                          5.200%, due 02/01/06                              13,250
     106,000     #      Power Contract Financing LLC,
                          6.256%, due 02/01/10                             108,780
      16,595            PPL Montana LLC,
                          8.903%, due 07/02/20                              18,099
      26,000            Tenaska Virginia Partners LP,
                          6.119%, due 03/30/24                              25,512
      80,000            TXU Australia Holdings
                          Partnership LP,
                          6.150%, due 11/15/13                              83,162
                                                                   ---------------
                                                                           593,034
                                                                   ---------------
                        FOOD: 0.6%
      35,000            Kroger Co., 7.250%, due 06/01/09                    38,970
      65,000            Safeway, Inc., 4.800%, due 07/16/07                 66,403
      44,000            Supervalu, Inc.,
                          7.875%, due 08/01/09                              49,854
      84,000            Tyson Foods, Inc.,
                          7.250%, due 10/01/06                              90,326
                                                                   ---------------
                                                                           245,553
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        INSURANCE: 0.5%
$     69,000     #      Farmers Insurance Exchange,
                          8.625%, due 05/01/24                     $        76,396
      53,000     #      Monumental Global Funding II,
                          3.850%, due 03/03/08                              53,036
      66,000     #      Zurich Capital Trust I,
                          8.376%, due 06/01/37                              72,828
                                                                   ---------------
                                                                           202,260
                                                                   ---------------
                        MEDIA: 0.2%
      43,000            Comcast Cable Communications,
                          7.125%, due 06/15/13                              47,024
      29,000            Time Warner, Inc.,
                          6.875%, due 05/01/12                              31,393
                                                                   ---------------
                                                                            78,417
                                                                   ---------------
                        MINING: 0.4%
      69,000            Alcan, Inc., 6.125%, due 12/15/33                   66,186
      44,000     @@     Corp Nacional del Cobre de Chile,
                          5.500%, due 10/15/13                              43,364
      17,000            Corp Nacional del Cobre de Chile,
                          6.375%, due 11/30/12                              17,875
      60,000            Vale Overseas Ltd.,
                          8.625%, due 03/08/07                              63,900
                                                                   ---------------
                                                                           191,325
                                                                   ---------------
                        MULTI-NATIONAL: 0.4%
      84,000     @@     Corp Andina de Fomento CAF,
                          5.200%, due 05/21/13                              80,261
      82,000     @@     Corp Andina de Fomento CAF,
                          6.875%, due 03/15/12                              88,860
                                                                   ---------------
                                                                           169,121
                                                                   ---------------
                        OIL AND GAS: 0.5%
      67,000            Empresa Nacional de
                          Petroleo ENAP,
                          4.875%, due 03/15/14                              62,061
      31,000            Pemex Project Funding
                          Master Trust,
                          7.375%, due 12/15/14                              32,046
      29,000            Petroleos Mexicanos,
                          9.250%, due 03/30/18                              32,698
      35,000            Valero Energy Corp.,
                          6.125%, due 04/15/07                              37,212
      42,000            Valero Energy Corp.,
                          8.750%, due 06/15/30                              52,324
                                                                   ---------------
                                                                           216,341
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.3%
      31,000            Sealed Air Corp.,
                          5.375%, due 04/15/08                              32,029
      81,000     #      Sealed Air Corp.,
                          6.950%, due 05/15/09                              88,682
                                                                   ---------------
                                                                           120,711
                                                                   ---------------
                        REAL ESTATE: 0.7%
      70,000            EOP Operating LP,
                          7.750%, due 11/15/07                              78,486
      15,000            Liberty Property-LP,
                          6.375%, due 08/15/12                              15,890
       5,000            Liberty Property-LP,
                          6.950%, due 12/01/06                               5,431
      54,000            Liberty Property-LP,
                          7.750%, due 04/15/09                              61,549
      51,000            Simon Property Group LP,
                          4.875%, due 03/18/10                              50,356
$     20,000            Simon Property Group LP,
                          6.375%, due 11/15/07                     $        21,425
      80,000            Simon Property Group LP,
                          7.375%, due 01/20/06                              85,918
                                                                   ---------------
                                                                           319,055
                                                                   ---------------
                        SAVINGS AND LOANS: 0.3%
      58,000            Great Western Financial,
                          8.206%, due 02/01/27                              63,545
      82,000            Washington Mutual, Inc.,
                          4.375%, due 01/15/08                              83,010
                                                                   ---------------
                                                                           146,555
                                                                   ---------------
                        TELECOMMUNICATIONS: 1.2%
      59,000            AT&T Corp., 6.000%, due 03/15/09                    59,054
      59,000            AT&T Corp., 8.050%, due 11/15/11                    63,716
      40,000            Brasil Telecom SA,
                          9.375%, due 02/18/14                              37,400
      63,000            Cia de Telecomunicaciones
                          de Chile SA,
                          7.625%, due 07/15/06                              68,212
      94,000            Sprint Capital Corp.,
                          6.000%, due 08/17/06                              96,129
      58,000            Sprint Capital Corp.,
                          6.875%, due 11/15/28                              56,342
      30,000            Sprint Capital Corp.,
                          8.750%, due 03/15/32                              35,453
      68,000            Verizon Florida, Inc.,
                          6.125%, due 01/15/13                              70,363
      45,000            Verizon Virginia, Inc.,
                          4.625%, due 03/15/13                              41,955
                                                                   ---------------
                                                                           528,624
                                                                   ---------------
                        Total Corporate Bonds
                          (Cost $5,701,834)                              5,665,372
                                                                   ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.2%

                        FEDERAL HOME LOAN BANK: 0.9%
     395,000            2.500%, due 12/15/05                               395,231
                                                                   ---------------
                                                                           395,231
                                                                   ---------------
                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 6.3%
     530,000            2.700%, due 03/16/07                               522,086
     270,000            2.750%, due 02/09/07                               266,973
     411,000            4.500%, due 10/15/12                               412,792
     116,254            4.500%, due 04/01/14                               114,116
      26,000            5.500%, due 06/17/18                                26,520
     120,000            5.500%, due 06/15/34                               118,875
     165,000            6.000%, due 01/15/28                               172,467
      22,085            6.000%, due 06/01/28                                22,521
      53,031            6.000%, due 12/01/28                                54,076
     782,000            6.500%, due 06/15/34                               809,858
     224,851            7.000%, due 11/01/31                               236,796
                                                                   ---------------
                                                                         2,757,080
                                                                   ---------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION: 10.1%
     265,000            3.500%, due 01/28/08                               261,311
     695,000            4.500%, due 06/15/19                               694,348
     259,000            4.625%, due 10/15/13                               248,631
     330,000            5.000%, due 06/15/19                               322,265
   1,120,000            5.000%, due 06/15/34                             1,076,251
     250,000            5.250%, due 08/01/12                               248,346
     191,497            5.500%, due 02/01/18                               195,700

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION (CONTINUED)
$    265,281            6.000%, due 08/01/16                       $       275,792
      81,000            6.000%, due 10/01/18                                84,174
     113,616            6.000%, due 04/25/31                               114,230
      80,000            6.000%, due 07/15/33                                80,925
     232,415            6.500%, due 10/01/32                               240,887
     115,000            6.625%, due 11/15/10                               127,450
     115,220            7.000%, due 02/01/31                               121,495
      49,725            7.000%, due 03/01/32                                52,415
      43,033            7.000%, due 07/01/32                                45,263
     195,000            7.000%, due 06/15/34                               204,994
      24,203            7.500%, due 11/01/30                                25,881
      18,240            7.500%, due 09/01/31                                19,493
                                                                   ---------------
                                                                         4,439,851
                                                                   ---------------
                        GOVERNMENT NATIONAL MORTGAGE
                          ASSOCIATION: 0.9%
      34,848            6.500%, due 02/15/26                                36,328
      42,725            6.500%, due 02/15/29                                44,480
      78,859            6.500%, due 01/15/32                                82,065
      57,617            7.000%, due 02/15/28                                61,063
      51,355            7.000%, due 02/15/28                                54,427
      69,157            7.500%, due 12/15/23                                74,900
      17,109            8.000%, due 07/15/24                                18,784
                                                                   ---------------
                                                                           372,047
                                                                   ---------------
                        Total U.S. Government
                        Agency Obligations
                          (Cost $7,980,779)                              7,964,209
                                                                   ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.6%

                        AUTOMOBILE ASSET BACKED SECURITIES: 0.4%
      40,000            Household Automotive Trust,
                          2.310%, due 04/17/08                              39,760
     125,000            USAA Auto Owner Trust,
                          2.040%, due 02/16/10                             122,780
                                                                   ---------------
                                                                           162,540
                                                                   ---------------
                        COMMERCIAL MORTGAGE BACKED
                          SECURITIES: 2.6%
     409,000            CS First Boston Mortgage
                          Securities Corp.,
                          3.861%, due 03/15/36                             403,028
      31,000            CS First Boston Mortgage
                          Securities Corp.,
                          7.810%, due 04/14/62                              35,564
     170,000            DLJ Commercial Mortgage Corp.,
                          6.240%, due 11/12/31                             182,937
     405,000            DLJ Commercial Mortgage Corp.,
                          7.300%, due 06/10/32                             455,129
      75,000            GE Capital Commercial
                          Mortgage Corp.,
                          5.994%, due 12/10/35                              79,869
                                                                   ---------------
                                                                         1,156,527
                                                                   ---------------
                        CREDIT CARD ASSET BACKED
                          SECURITIES: 0.9%
      45,000            Bank One Issuance Trust,
                          4.540%, due 09/15/10                              45,505
      43,000            Capital One Master Trust,
                          4.900%, due 03/15/10                              44,763
     145,000            Chemical Master Credit Card Trust 1,
                          7.090%, due 02/15/09                             156,832
     145,000            Citibank Credit Card Issuance Trust,
                          5.650%, due 06/16/08                             152,827
                                                                   ---------------
                                                                           399,927
                                                                   ---------------
                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 0.4%
$    183,012            Freddie Mac, 6.000%, due 01/15/29          $       183,647
                                                                   ---------------
                                                                           183,647
                                                                   ---------------
                        OTHER ASSET BACKED SECURITIES: 0.5%
     132,000            Chase Funding Mortgage
                          Loan Asset-Backed Certificates,
                          2.734%, due 09/25/24                             129,962
      76,000            Chase Funding Mortgage
                          Loan Asset-Backed Certificates,
                          4.045%, due 05/25/33                              74,337
                                                                   ---------------
                                                                           204,299
                                                                   ---------------
                        WHOLE LOAN COLLATERALLIZED
                          MORTGAGE: 3.3%
     235,754            Bank of America
                          Mortgage Securities,
                          4.413%, due 03/25/33                             237,453
     246,000            CS First Boston
                          Mortgage Securities Corp.,
                          4.187%, due 10/25/33                             242,971
     195,000            GMAC Mortgage Corp Loan Trust,
                          5.500%, due 01/25/34                             195,768
     560,421            MASTR Asset Securitization Trust,
                          5.500%, due 06/25/33                             533,838
     257,835            Washington Mutual,
                          5.000%, due 06/25/18                             257,798
                                                                   ---------------
                                                                         1,467,828
                                                                   ---------------
                        WL COLLAT SUPPORT CMO: 0.1%
      56,533            Bank of America
                          Mortgage Securities,
                          5.500%, due 11/25/33                              57,431
                                                                   ---------------
                                                                            57,431
                                                                   ---------------
                        WL COLLATERALLIZED PLANNED AMORTIZATION
                          CLASS: 0.4%
     152,000            Residential Funding
                          Securities Corp.,
                          4.750%, due 02/25/33                             153,772
                                                                   ---------------
                                                                           153,772
                                                                   ---------------
                        Total Collateralized
                          Mortgage Obligations
                          (Cost $4,494,319)                              3,785,971
                                                                   ---------------

U.S. TREASURY OBLIGATIONS: 7.3%

                        U.S. TREASURY BONDS: 3.4%
     403,000            5.375%, due 02/15/31                               404,622
     250,000            6.250%, due 08/15/23                               275,215
     346,000            10.375%, due 11/15/12                              425,363
     264,000            13.250%, due 05/15/14                              375,695
                                                                   ---------------
                                                                         1,480,895
                                                                   ---------------
                        U.S. TREASURY NOTES: 3.9%
     715,000     S      2.250%, due 04/30/06                               711,901
     386,000            3.125%, due 05/15/07                               386,603
      36,000            3.875%, due 05/15/09                                36,131
     563,000     W      4.750%, due 05/15/14                               567,399
                                                                   ---------------
                                                                         1,702,034
                                                                   ---------------
                        Total U.S. Treasury Obligations
                          (Cost $3,208,340)                              3,182,929
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND            as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
OTHER BONDS: 0.2%

                        SOVEREIGN: 0.2%
$     99,000            Mexico Government Intl. Bond,
                          1.840%, due 01/13/09                     $       100,881
                                                                   ---------------
                        Total Other Bonds
                          (Cost $99,135)                                   100,881
                                                                   ---------------
                        Total Long-Term Investments
                          (Cost $38,439,429)                            41,138,167
                                                                   ---------------

SHORT-TERM INVESTMENTS: 10.3%

                        COMMERCIAL PAPER: 10.3%
     500,000            Barton Capital Corp.,
                          1.040%, due 06/07/04                             499,899
     500,000            Concord Minuteman Cap B,
                          1.100%, due 06/11/05                             499,986
     500,000            Morgan Stanley,
                          1.040%, due 06/24/04                             499,653
     500,000            Morgan Stanley Dean Whitter & Co.,
                          1.040%, due 06/18/04                             499,740
     500,000            Old Line Funding Corp.,
                          1.040%, due 06/25/04                             499,639
     500,000            Thunder Bay Funding, Inc.,
                          1.060%, due 07/01/04                             499,544
     500,000            Toyota Motor Credit Corp.,
                          1.040%, due 06/29/04                             499,581
     500,000            Variable Funding Capital Corp.,
                          1.030%, due 06/07/04                             499,900
     500,000            Von Karmen Funding LLC,
                          1.090%, due 06/10/04                             499,849
                                                                   ---------------
                    Total Short-Term Investments
                          (Cost $4,497,921)                              4,497,791
                                                                   ---------------

REPURCHASE AGREEMENT: 12.1%

   5,291,000            Repurchase Agreement dated
                          05/28/04, 1.010%, due 06/01/04,
                          $5,291,594 to be recieved upon
                          repurchase (Collateralized by
                          $5,440,000 Federal Home Loan
                          Bank 0.000%, Market Value plus
                          accrued interest $5,438,858
                          due 03/15/05)                                  5,291,000
                                                                   ---------------
                        Total Repurchase Agreement
                          (Cost $5,291,000)                              5,291,000
                                                                   ---------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $48,228,350)*                     116.2% $    50,926,958
                        OTHER ASSETS AND
                          LIABILITIES-NET                   (16.2)      (7,089,553)
                                                           ------  ---------------
                        NET ASSETS                          100.0% $    43,837,405
                                                           ======  ===============

@    Non-income producing security
@@   Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C    Bond may be called prior to maturity date.
W    When-issued or delayed delivery security.
S Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2004.
XX Value of Securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
* Cost for federal income tax purposes is $48,746,911. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation            $     2,711,374
                          Gross Unrealized Depreciation                   (531,327)
                                                                   ---------------
                          Net Unrealized Appreciation              $     2,180,047
                                                                   ===============

Information concerning open futures contracts at May 31, 2004 is shown below:

                       NO. OF           NOTIONAL         EXPIRATION     UNREALIZED
SHORT CONTRACTS      CONTRACTS        MARKET VALUE          DATE        GAIN/(LOSS)
---------------      ---------        ------------          ----        -----------
 U.S. 2 Year
   Treasury Note         2           $   (424,250)        June-04      $   (1,010)
U.S. 5 Year
   Treasury Note         5               (547,813)        June-04          (4,088)
                                     ------------                      ----------
                                     $   (972,063)                     $   (5,098)
                                     ============                      ==========

LONG CONTRACTS
--------------
U.S. Long Bond           3           $    319,688         June-04      $    6,266
                                     ============                      ==========

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2004 were as follows:

FUND NAME                          TYPE       PER SHARE AMOUNT
---------                          ----       ----------------
ING Index Plus LargeCap
   Class A                          NII          $  0.0856
   Class B                          NII          $  0.0057
   Class C                          NII          $  0.0236
   Class I                          NII          $  0.1146
   Class O                          NII          $  0.0963
   Class R                          NII          $  0.1146

ING Index Plus MidCap
   Class A                          NII          $  0.0133
   Class I                          NII          $  0.0264
   Class O                          NII          $  0.0184
   Class R                          NII          $  0.0264

ING Strategic Allocation Growth
   Class A                          NII          $  0.0902
   Class B                          NII          $  0.0703
   Class C                          NII          $  0.0099
   Class I                          NII          $  0.1100

ING Strategic Allocation Balanced
   Class A                          NII          $  0.0996
   Class B                          NII          $  0.0716
   Class C                          NII          $  0.0522
   Class I                          NII          $  0.1216

ING Strategic Allocation Income
   Class A                          NII          $  0.1085
   Class B                          NII          $  0.0393
   Class C                          NII          $  0.0339
   Class I                          NII          $  0.1307

----------
NII -- Net investment income

Of the ordinary distributions made during the fiscal year ended May 31, 2004, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Index Plus LargeCap:                  100.00%
Index Plus MidCap:                    100.00%
Strategic Allocation Growth:          100.00%
Strategic Allocation Balanced:         73.89%
Strategic Allocation Income:           36.97%

For the fiscal year ended May 31, 2004, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals;

Index Plus LargeCap:                   96.74%
Index Plus MidCap:                    100.00%
Strategic Allocation Growth:           65.89%
Strategic Allocation Balanced:         52.19%
Strategic Allocation Income:           32.73%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.


                                                TERM OF                                 NUMBER OF
                                               OFFICE AND         PRINCIPAL            PORTFOLIOS IN           OTHER
                               POSITION(S)     LENGTH OF        OCCUPATION(S)          FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS           HELD WITH        TIME             DURING THE             OVERSEEN             HELD BY
           AND AGE             THE COMPANY     SERVED(1)       PAST FIVE YEARS         BY DIRECTOR            DIRECTOR
           -------             -----------     ---------       ---------------         -----------            --------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.           Director    June          Director, Business and           53        Director, International
7337 E. Doubletree Ranch Rd.                  1998 -        Economic Research                          Atlantic Economic
Scottsdale, Arizona 85258                     present       Center (August 1999 -                      Society (October 2002 -
Born: 1941                                                  present) and Professor                     Present); Academy of
                                                            of Economics and                           Economics and Finance
                                                            Finance, Middle                            (February 2001 -
                                                            Tennessee State                            Present).
                                                            University (1991 to
                                                            present).

Maria T. Fighetti                 Director    April         Retired. Formerly,               53        None
7337 E. Doubletree Ranch Rd.                  1994 -        Attorney, New York City
Scottsdale, Arizona 85258                     present       Department of Mental
Born: 1943                                                  Health (June 1973 -
                                                            October 2002) and
                                                            Associate Commissioner
                                                            (1995 - 2002).

Sidney Koch                       Director    April         Financial Adviser, Self-         53        Director, Northwest
7337 E. Doubletree Ranch Rd.                  1994 -        Employed (January 1993 -                   Center for the Arts,
Scottsdale, Arizona 85258                     present       present).                                  Torrington, CT.
Born: 1935

Corine T. Norgaard                Director    June          Retired. Formerly,               53        Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.                  1991 -        Dean, Barney School of                     Mutual Corporate and
Scottsdale, Arizona 85258                     present       Business, University of                    Participation Investors
Born: 1937                                                  Hartford (August 1996 -                    (April 1997 - Present)
                                                            June 2004).                                Director, Advest Trust
                                                                                                       Company (1998 -
                                                                                                       Present); Director,
                                                                                                       Connecticut Health
                                                                                                       Foundation (2002 -
                                                                                                       Present).

Edward T. O'Dell                  Director    June          Retired. Formerly,               53        None
7337 E. Doubletree Ranch Rd.                  2002 -        Partner/Chairman of
Scottsdale, Arizona 85258                     present       Financial Service Group,
Born: 1935                                                  Goodwin Procter LLP
                                                            (June 1966 - September
                                                            2000);

Joseph E. Obermeyer(2)            Director    January       President, Obermeyer &           53        None
7337 E. Doubletree Ranch Rd.                  2003 -        Associates, Inc.
Scottsdale, Arizona 85258                     present       (Consulting firm)
Born: 1957                                                  (Novemeber 1999 -
                                                            present) and Senior
                                                            Manager, Arthur Andersen
                                                            LLP (1995 - October
                                                            1999).


                                                TERM OF                                 NUMBER OF
                                               OFFICE AND         PRINCIPAL            PORTFOLIOS IN           OTHER
                               POSITION(S)     LENGTH OF        OCCUPATION(S)          FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS           HELD WITH        TIME             DURING THE             OVERSEEN             HELD BY
           AND AGE             THE COMPANY     SERVED(1)       PAST FIVE YEARS         BY DIRECTOR            DIRECTOR
           -------             -----------     ---------       ---------------         -----------            --------

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                   Director    December      Vice Chairman and Chief          53        Director of IPC Financial
Aeltus Investment                             1997 -        Operating Officer, ING                     Network, Inc.
Management, Inc.                              present       Investment Management                      (January 2001 - present);
10 State House Square                                       (September 2002 -                          Director, Metro Hartford
Hartford, Connecticut                                       present); President and                    Chamber of Commmerce
Born: 1955                                                  Chief Executive Officer                    and The Greater
                                                            (April 2001 - present),                    Hartford Arts Council.
                                                            Managing Director and
                                                            Chief Operating Officer
                                                            (April 1994 - April
                                                            2001), Aeltus
                                                            Investment Management,
                                                            Inc.

Thomas J. McInerney(4)            Director    March         Chief Executive Officer,         171       Director, Equitable Life
7337 E. Doubletree Ranch Rd.                  2002 -        ING U.S. Financial                         Insurance Co., Golden
Scottsdale, Arizona 85258                     present       Services (September 2001                   American Life Insurance
Born: 1956                                                  - present); Member, ING                    Co., Life Insurance
                                                            Americas Executive                         Company of Georgia,
                                                            Committee (2001 -                          Midwestern United Life
                                                            present); President, Chief                 Insurance Co., ReliaStar
                                                            Executive Officer and                      Life Insurance Co.,
                                                            Director of Northern Life                  Security Life of Denver,
                                                            Insurance Company (2001 -                  Security Connecticut Life
                                                            present), ING Aeltus                       Insurance Co., Southland
                                                            Holding Company, Inc.                      Life Insurance Co., USG
                                                            (2000 - present), ING                      Annuity and Life
                                                            Retail Holding Company                     Company, and United
                                                            (1998 - present).                          Life and Annuity
                                                            Formerly, General                          Insurance Co., Inc.
                                                            Manager and Chief                          (March 2001 - Present);
                                                            Executive Officer, ING                     Member of the Board,
                                                            Worksite Division                          Bushnell Performing Arts
                                                            (December 2000 -                           Center; St. Francis
                                                            October 2001), President,                  Hospital; National
                                                            ING-SCI, Inc.                              Conference for
                                                            (August 1997 -                             Community Justice; and
                                                            December 2000);                            Metro Atlanta Chamber
                                                            President, Aetna                           of Commerce.
                                                            Financial Services
                                                            (August 1997 - December
                                                            2000).

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                                  PRINCIPAL
                                                                   TERM OF OFFICE                OCCUPATION(S)
        NAME, ADDRESS                   POSITION(S)                AND LENGTH OF                  DURING THE
           AND AGE                 HELD WITH THE COMPANY           TIME SERVED(1)               PAST FIVE YEARS
           -------                 ---------------------           --------------               ---------------
James M. Hennessy                President, Chief              March 2002 - present      President and Chief Executive
7337 E. Doubletree Ranch Rd.     Executive Officer and                                   Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258        Chief Operating                                         (December 2001 - Present).
Born: 1949                       Officer                                                 Formerly, Senior Executive Vice
                                                                                         President and Chief Operating
                                                                                         Officer, ING Investments, LLC(2)
                                                                                         (April 1995 - December 2000);
                                                                                         and Executive Vice President,
                                                                                         ING Investments, LLC(2) (May
                                                                                         1998 - June 2000).

Stanley D. Vyner                 Executive Vice                March 2002 - present      Executive Vice President, ING
7337 E. Doubletree Ranch Rd.     President                                               Investments, LLC(2) and certain
Scottsdale, Arizona 85258                                                                of its affiliates (July 2000 -
Born: 1950                                                                               Present) and Chief Investment
                                                                                         Risk Officer (June 2003 -
                                                                                         Present); Formerly, Chief
                                                                                         Investment Officer the
                                                                                         International Portfolios, ING
                                                                                         Investments, LLC(2) (July 1996 -
                                                                                         June 2003); and President and
                                                                                         Chief Executive Officer, ING
                                                                                         Investments, LLC(2) (August 1996
                                                                                         - August 2000).

Michael J. Roland                Executive Vice                April 2002 - present      Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.     President and                                           Financial Officer and Treasurer,
Scottsdale, Arizona 85258        Assistant Secretary                                     ING Investments, LLC(2) (December
Born: 1958                                                                               2001 - Present). Formerly, Senior
                                 Principal Financial           March 2002 - present      Vice President, ING Investments,
                                 Officer                                                 LLC(2) (June 1998 - December
                                                                                         2001).

Robert S. Naka                   Senior Vice President         March 2002 - present      Senior Vice President and
7337 E. Doubletree Ranch Rd.     and Assistant                                           Assistant Secretary, ING Funds
Scottsdale, Arizona 85258        Secretary                                               Services, LLC(3) (October 2001 -
Born: 1963                                                                               Present). Formerly, Senior Vice
                                                                                         President and Assistant
                                                                                         Secretary, ING Funds Services,
                                                                                         LLC(3) (February 1997 - August
                                                                                         1999).

Kimberly A. Anderson             Senior Vice President         December 2003 -           Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                   present                   Investments, LLC(2) (October
Scottsdale, Arizona 85258                                                                2003 - Present). Formerly, Vice
Born: 1964                                                                               President and Assistant
                                                                                         Secretary, ING Investments,
                                                                                         LLC(2) (October 2001 - October
                                                                                         2003); Assistant Vice President,
                                                                                         ING Funds Services, LLC(3)
                                                                                         (November 1999 - January 2001);
                                                                                         and has held various other
                                                                                         positions with ING Funds
                                                                                         Services, LLC(3) for more than
                                                                                         the last five years.

Robyn L. Ichilov                 Vice President and            March 2002 - present      Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.     Treasurer                                               LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                                ING Investments, LLC(2) (August
Born: 1967                                                                               1997 - Present).

J. David Greenwald               Vice President                September 2003 -          Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                   June 2004                 Compliance, ING Funds Services,
Scottsdale, Arizona 85258                                                                LLC(3) (May 2003 - June 2004).
Born: 1957                                                                               Formerly, Assistant Treasurer
                                                                                         and Director of Mutual Fund
                                                                                         Compliance and Operations,
                                                                                         American Skandia, a Prudential
                                                                                         Financial Company (October 1996
                                                                                         - May 2003).

Lauren D. Bensinger              Vice President                March 2003 - present      Vice President and Chief
7337 E. Doubletree Ranch Rd.                                                             Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                                Distributor, LLC(4) (July 1995 -
Born: 1954                                                                               Present); Vice President
                                                                                         (February 1996 - Present) and
                                                                                         Chief Compliance Officer
                                                                                         (October 2001 - Present), ING
                                                                                         Investments, LLC(2).

                                                                                                  PRINCIPAL
                                                                   TERM OF OFFICE                OCCUPATION(S)
        NAME, ADDRESS                   POSITION(S)                AND LENGTH OF                  DURING THE
           AND AGE                 HELD WITH THE COMPANY           TIME SERVED(1)               PAST FIVE YEARS
           -------                 ---------------------           --------------               ---------------

Theresa Kelety                   Secretary                     September 2003 -          Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                   present                   (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Senior Associate with Shearman &
Born: 1963                                                                               Sterling (February 2000 - April
                                                                                         2003); and Associate with
                                                                                         Sutherland Asbill & Brennan (1996 -
                                                                                         February 2000).

Todd Modic                       Vice President                September 2003 -          Vice President of Financial
7337 E. Doubletree Ranch Rd.                                   present                   Reporting - Fund Accounting of
Scottsdale, Arizona 85258                                                                ING Funds Services, LLC(3)
Born: 1967                                                                               (September 2002 - Present).
                                                                                         Formerly, Director of Financial
                                                                                         Reporting, ING Investments, LLC(2)
                                                                                         (March 2001 - September 2002);
                                                                                         Director of Financial Reporting,
                                                                                         Axient Communications, Inc. (May
                                                                                         2000 - January 2001); and Director
                                                                                         of Finance, Rural/Metro Corporation
                                                                                         (March 1995 - May 2000).

Susan P. Kinens                  Assistant Vice                March 2003 - present      Assistant Vice President and
7337 E. Doubletree Ranch Rd.     President and                                           Assistant Secretary, ING Funds
Scottsdale, Arizona 85258        Assistant Secretary                                     Services, LLC(3) (December 2002 -
Born: 1976                                                                               Present); and has held various
                                                                                         other positions with ING Funds
                                                                                         Services, LLC(3) for more than the
                                                                                         last five years.

Huey P. Falgout, Jr.             Assistant Secretary           September 2003 -          Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                   present                   Services (September 2003 -
Scottsdale, Arizona 85258                                                                Present). Formerly, Counsel, ING
Born: 1963                                                                               U.S. Financial Services (November
                                                                                         2002 - September 2003); and
                                                                                         Associate General Counsel of AIG
                                                                                         American General (January 1999 -
                                                                                         November 2002).

Maria M. Anderson                Assistant Vice                April 2002 - present      Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.     President                                               Funds Services, LLC(3) (October
Scottsdale, Arizona 85258                                                                2001 - Present). Formerly, Manager
Born: 1958                                                                               of Fund Accounting and Fund
                                                                                         Compliance, ING Investments,
                                                                                         LLC(2) (September 1999 - November
                                                                                         2001); and Section Manager of
                                                                                         Fund Accounting, Stein Roe Mutual
                                                                                         Funds (July 1998 - August 1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
   ING Growth Fund
   ING LargeCap Growth Fund
   ING MidCap Opportunities Fund
   ING Disciplined LargeCap Fund
   ING SmallCap Opportunities Fund
   ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
   ING Financial Services Fund
   ING LargeCap Value Fund
   ING MagnaCap Fund
   ING MidCap Value Fund
   ING SmallCap Value Fund
   ING Tax Efficient Equity Fund
   ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
   ING Balanced Fund
   ING Convertible Fund
   ING Equity and Bond Fund
   ING Equity Income Fund
   ING Real Estate Fund

FIXED INCOME FUNDS
   ING Bond Fund
   ING Classic Money Market Fund*
   ING Government Fund
   ING GNMA Income Fund
   ING High Yield Opportunity Fund
   ING High Yield Bond Fund
   ING Lexington Money Market Fund*
   ING Intermediate Bond Fund
   ING National Tax Exempt Bond Fund
   ING Money Market Fund*
   ING Aeltus Money Market Fund*

STRATEGIC ALLOCATION FUNDS
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Balanced Fund
   ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS
   ING Emerging Countries Fund
   ING Foreign Fund
   ING International Fund
   ING International Growth Fund
   ING International SmallCap Growth Fund
   ING International Value Fund
   ING Precious Metals Fund
   ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
   ING Global Equity Dividend Fund
   ING Global Real Estate Fund
   ING Worldwide Growth Fund
   ING Global Science and Technology Fund

LOAN PARTICIPATION FUND
   ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

FOR MORE COMPLETE INFORMATION, OR TO OBTAIN A PROSPECTUS ON ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT (800) 992-0180 OR LOG ON TO www.ingfunds.com. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER INFORMATION ABOUT THE FUND. THE FUND'S PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUND'S WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE www.sec.gov.


[ING FUNDS LOGO]                           PRAR-INDPLS/STRAL       (0504-073004)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $267,000 for year ended May 31, 2004 and $283,920 for year ended May 31, 2003.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $74,000 in the year ended May 31, 2004 and $44,700 in the year ended May 31, 2003. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

                                  JUNE 25, 2003

   I.    STATEMENT OF PRINCIPLES

   Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

   Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

   For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors' independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

   The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

   II.   AUDIT SERVICES

   The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

   The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

   The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

   III.  AUDIT-RELATED SERVICES

   Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

   The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

   IV.   TAX SERVICES

   The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

   The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

   The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

   V.    OTHER SERVICES

   The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

   The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

   A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

   VI.   PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

   The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

   VII.  PROCEDURES

   Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

   VIII. DELEGATION

   The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee atits next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

   IX.   ADDITIONAL REQUIREMENTS

   The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                                    THE FUND(S)          FEE RANGE
------------------------------------------------------------------------------------------------------------------------
Statutory audits or financial audits (including tax services                             X            As presented to
associated with audit services)                                                                       Audit Committee

Services associated with SEC registration statements, periodic                           X             Not to exceed
reports and other documents filed with the SEC or other                                              $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or                           X             Not to exceed
disclosure treatment of transactions or events and/or the                                              $8,000 during
actual or potential effect of final or proposed rules,                                                the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                                             Period
Standards Board, or other regulatory or standard setting
bodies.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                                       FUND
                                                                 THE FUND(S)        AFFILIATES            FEE RANGE
------------------------------------------------------------------------------------------------------------------------
Services related to Fund mergers                                      X                  X              Not to exceed
                                                                                                     $10,000 per merger

Consultations by Fund management with respect                         X                                 Not to exceed
to accounting or disclosure treatment of                                                                 $5,000 per
transactions or events and/or the actual or                                                          occurrence during
potential effect of final or proposed rules,                                                         the Pre-Approval
standards or interpretations by the SEC,                                                                   Period
Financial Accounting Standards Board, or
other regulatory or standard setting bodies.
[NOTE:  Under SEC rules some consultations
may be "audit" services and others may be
"audit-related" services.]

Review of the Funds' semi-annual financial                            X                                Not to exceed
statements                                                                                            $5,000 for each
                                                                                                      set of financial
                                                                                                         statements

Reports to regulatory or government agencies                          X                               Up to $5,000 per
related to the annual engagement                                                                      occurrence during
                                                                                                      the Pre-Approval
                                                                                                           Period

Regulatory compliance assistance                                      X                  X              Not to exceed
                                                                                                     $5,000 per quarter

Training courses                                                                         X              Not to exceed
                                                                                                      $2,000 per course

SAS 70 Internal Control Review for Investment                                            X              Not to exceed
Advisers/Affiliated Sub-Advisers                                                                       $150,000 during
                                                                                                      the Pre-Approval
                                                                                                            Period

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                                       FUND
                                                                 THE FUND(S)        AFFILIATES            FEE RANGE
------------------------------------------------------------------------------------------------------------------------
Preparation of federal and state income tax                           X                                Not to exceed
returns and federal excise tax returns for the                                                        $6,000 per Fund
Funds including assistance and review with excise                                                        during the
tax distributions.                                                                                      Pre-Approval
                                                                                                           Period

Review of IRC Sections 851(b) and 817(h)                              X                               $750 per retail
diversification testing on a real-time basis                                                          Fund and $1,000
                                                                                                       per insurance
                                                                                                      dedicated Fund
                                                                                                        during the
                                                                                                       Pre-Approval
                                                                                                          Period

Review of year-end reporting for 1099's                               X                                Not to exceed
                                                                                                       $800 per Fund
                                                                                                         during the
                                                                                                        Pre-Approval
                                                                                                           Period

Tax assistance and advice regarding statutory,                        X                  X             Not to exceed
regulatory or administrative developments                                                              $5,000 for the
                                                                                                      Funds or for the
                                                                                                     Funds' investment
                                                                                                       adviser during
                                                                                                      the Pre-Approval
                                                                                                           Period

International tax services (e.g., Taiwan and                          X                                Not to exceed
India)                                                                                                $5,000 per Fund
                                                                                                        during the
                                                                                                       Pre-Approval
                                                                                                          Period

Tax training courses                                                                     X             Not to exceed
                                                                                                     $2,000 per course
                                                                                                        during the
                                                                                                       Pre-Approval
                                                                                                          Period

Loan Staff Services                                                   X                  X             Not to exceed
                                                                                                      $15,000 during
                                                                                                     the Pre-Approval
                                                                                                          Period

                                                                                       FUND
                                                                 THE FUND(S)        AFFILIATES            FEE RANGE
------------------------------------------------------------------------------------------------------------------------
Tax services associated with Fund mergers                             X                                Not to exceed
                                                                                                     $8,000 per merger
                                                                                                         during the
                                                                                                        Pre-Approval
                                                                                                           Period

Tax services related to CLOs and CBOs                                                    X             Not to exceed
                                                                                                        $15,000 per
                                                                                                          quarter

Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service


                                                                 THE FUND(S)     FUND AFFILIATES         FEE RANGE
------------------------------------------------------------------------------------------------------------------------
Agreed-upon procedures for Class B share                                                X              Not to exceed
12b-1 programs                                                                                        $25,000 during
                                                                                                           the
                                                                                                       Pre-Approval
                                                                                                          Period

AIMR assistance, and/or verification of                                                 X              Not to exceed
composites                                                                                            $25,000 during
                                                                                                            the
                                                                                                       Pre-Approval
                                                                                                          Period

Appendix E
Prohibited Non-Audit Services
Dated:  200X

        - Bookkeeping or other services related to the accounting records or financial statements of the Funds

        -  Financial information systems design and implementation

        - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

        -  Actuarial services

        -  Internal audit outsourcing services

        -  Management functions

        -  Human resources

        -  Broker-dealer, investment adviser, or investment banking services

        -  Legal services

        -  Expert services unrelated to the audit

        - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $288,620 for year ended May 31, 2004 and $492,128 for fiscal year ended May 31, 2003.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the period covered by the N-CSR filing. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). Currently, there is no written charter for the Nominating Committee and neither the Committee nor the Board has adopted a formal policy regarding the consideration of nominees recommended by shareholders. It is anticipated that these matters will be considered by the Committee and the Board during the upcoming year and that a formal charter containing policies with respect to the consideration of nominees recommended by shareholders will be approved by the Board.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

   (3)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING SERIES FUND, INC.


By   /s/ James M. Hennessy
   -------------------------------------------
       James M. Hennessy
       President and Chief Executive Officer

Date: August 6, 2004
     -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ James M. Hennessy
   -------------------------------------------
       James M. Hennessy
       President and Chief Executive Officer

Date: August 6, 2004
     -----------------------------------------


By   /s/ Michael J. Roland
   -------------------------------------------
       Michael J. Roland
       Executive Vice President and Chief Financial Officer


Date: August 6, 2004
     -----------------------------------------